UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09729

iShares Trust
(Exact name of registrant as specified in charter)

c/o: State Street Bank and Trust Company
200 Clarendon Street, Boston, MA 02116-5021
(Address of principal executive offices) (Zip code)

The Corporation Trust Company
1209 Orange Street, Wilmington, DE 19801
(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 670-2000 Date of fiscal year end: April 30, 2012 Date of reporting period: April 30, 2012

Item 1. Reports to Stockholders.	April 30, 2012

2012 Annual Report

iShares Trust

iShares Dow Jones U.S. Basic Materials Sector Index Fund  |  IYM  |  NYSE Arca

iShares Dow Jones U.S. Consumer Goods Sector Index Fund  |  IYK  |  NYSE Arca

iShares Dow Jones U.S. Consumer Services Sector Index Fund  |  IYC  |  NYSE Arca

iShares Dow Jones U.S. Financial Sector Index Fund  |  IYF  |  NYSE Arca

iShares Dow Jones U.S. Industrial Sector Index Fund  |  IYJ  |  NYSE Arca

iShares Dow Jones U.S. Financial Services Index Fund  |  IYG  |  NYSE Arca

iShares Dow Jones U.S. Real Estate Index Fund  |  IYR  |  NYSE Arca

iShares MSCI KLD 400 Social Index Fund  |  DSI  |  NYSE Arca

iShares MSCI USA ESG Select Social Index Fund  |  KLD  |  NYSE Arca

iShares Cohen & Steers Realty Majors Index Fund  |  ICF  |  NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. BASIC MATERIALS SECTOR INDEX FUND

Performance as of April 30, 2012

Average Annual Total Returns
Year Ended 4/30/12			Five Years Ended 4/30/12			Ten Years Ended 4/30/12
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(14.85)%	(14.87)%	(14.43)%	2.88%	2.87%	3.34%	7.66%	7.68%	8.22%

Cumulative Total Returns
Year Ended 4/30/12			Five Years Ended 4/30/12			Ten Years Ended 4/30/12
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(14.85)%	(14.87)%	(14.43)%	15.26%	15.22%	17.85%	109.20%	109.58%	120.34%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. BASIC MATERIALS SECTOR INDEX FUND

PORTFOLIO ALLOCATION

As of 4/30/12

Sector	Percentage of Net Assets

Chemicals	60.94%
Mining	19.46
Iron & Steel	8.61
Coal	5.55
Forest Products & Paper	3.73
Other*	1.56
Short-Term and Other Net Assets	0.15

TOTAL	100.00%

*	Other includes sectors which individually represent less than 1% of net assets.

TEN LARGEST FUND HOLDINGS

As of 4/30/12

Security	Percentage of Net Assets

E.I. du Pont de Nemours and Co.	10.54%
Dow Chemical Co. (The)	8.41
Freeport-McMoRan Copper & Gold Inc.	7.62
Praxair Inc.	7.43
Newmont Mining Corp.	4.94
Air Products and Chemicals Inc.	3.59
PPG Industries Inc.	3.44
Mosaic Co. (The)	3.31
LyondellBasell Industries NV Class A	3.00
CF Industries Holdings Inc.	2.93

TOTAL	55.21%

The iShares Dow Jones U.S. Basic Materials Sector Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Basic Materials IndexSM (the “Index”). The Index measures the performance of the basic materials sector of the U.S. equity market. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2012 (the “reporting period”), the total return for the Fund was (14.85)%, net of fees, while the total return for the Index was (14.43)%.

U.S. equity markets generally gained during the reporting period, although they endured volatility along the way. Stocks began the reporting period on a positive note, as improving economic data and better-than-expected corporate profits apparently outweighed concerns about turmoil in the Middle East and the aftermath of a devastating earthquake and tsunami that struck Japan in March 2011. As the reporting period progressed, though, sovereign debt concerns in Europe heightened as a potential restructuring of debt for Greece and a bailout package for Portugal sparked concerns about the overall impact to the European banking system and, in turn, global economic recovery. A slowdown in U.S. economic activity also weighed on investor confidence, creating market volatility and sharp share price declines. The federal debt ceiling debate, followed by an unprecedented credit rating downgrade of U.S. Treasury debt from AAA to AA+, caused further investor concern.

Stocks reversed course again in the second half of the reporting period as improving economic data calmed fears of recession in the U.S. Economic activity expanded moderately, as measured by an annual GDP growth rate of 2.1% in the first quarter of 2012. Persistently high unemployment rates eased somewhat, declining to 8.1% in April 2012, down from a peak of 10.1% in late 2009. The Conference Board’s Consumer Confidence Index, which had dropped to 39.8% in October 2011, climbed above 70% for the first time in a year in February 2012, before pulling back slightly in March and April to stand at 69.2%. Events in Europe continued to sway investor sentiment regarding U.S. markets: long-term refinancing operations by the European Central Bank, which provided $1.2 trillion in loans to European banks, eased investor concerns about the debt crisis in Europe and its effect on global economic health. A vote in favor of Greece’s debt restructuring, the largest sovereign debt restructuring in history, also buoyed investor sentiment.

6	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. BASIC MATERIALS SECTOR INDEX FUND

By the final months of the reporting period, though, concerns about Europe resurfaced as Spain slipped into recession, causing investor sentiment to turn more cautious. Torn between strong earnings and mixed economic data, markets declined modestly amid renewed volatility.

The uncertain outlook for global economic growth curbed demand for commodities, driving down prices and hurting the share prices of basic materials-related companies. In addition to the sluggish economic activity of many European countries, China’s economy cooled during the reporting period. As a result, demand for the raw materials needed for economic production sank, particularly for metals. After spiking to highs during the summer of 2011, prices for copper, gold, silver, and aluminum generally slid downwards throughout the remainder of the reporting period. Prices for other commodities, including coal and oil, also declined during the period.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. CONSUMER GOODS SECTOR INDEX FUND

Performance as of April 30, 2012

Average Annual Total Returns
Year Ended 4/30/12			Five Years Ended 4/30/12			Ten Years Ended 4/30/12
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
9.13%	9.13%	9.64%	5.67%	5.66%	6.14%	6.49%	6.48%	7.04%

Cumulative Total Returns
Year Ended 4/30/12			Five Years Ended 4/30/12			Ten Years Ended 4/30/12
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
9.13%	9.13%	9.64%	31.77%	31.68%	34.72%	87.57%	87.40%	97.43%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

8	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. CONSUMER GOODS SECTOR INDEX FUND

PORTFOLIO ALLOCATION

As of 4/30/12

Sector	Percentage of Net Assets

Beverages	20.65%
Agriculture	17.92
Cosmetics & Personal Care	15.51
Food	13.62
Apparel	6.88
Auto Manufacturers	3.64
Household Products & Wares	3.64
Auto Parts & Equipment	3.42
Chemicals	2.59
Pharmaceuticals	1.63
Distribution & Wholesale	1.50
Home Builders	1.50
Leisure Time	1.25
Hand & Machine Tools	1.01
Other*	4.97
Short-Term and Other Net Assets	0.27

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/12

Security	Percentage of Net Assets

Procter & Gamble Co. (The)	11.13%
Coca-Cola Co. (The)	10.15
Philip Morris International Inc.	9.81
PepsiCo Inc.	6.57
Kraft Foods Inc. Class A	4.48
Altria Group Inc.	4.19
Colgate-Palmolive Co.	2.82
Nike Inc. Class B	2.69
Ford Motor Co.	2.68
Monsanto Co.	2.59

TOTAL	57.11%

*	Other includes sectors which individually represent less than 1% of net assets.

The iShares Dow Jones U.S. Consumer Goods Sector Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Consumer Goods IndexSM (the “Index”). The Index measures the performance of the consumer goods sector of the U.S. equity market. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2012 (the “reporting period”), the total return for the Fund was 9.13%, net of fees, while the total return for the Index was 9.64%.

U.S. equity markets generally gained during the reporting period, although they endured volatility along the way. Stocks began the reporting period on a positive note, as improving economic data and better-than-expected corporate profits apparently outweighed concerns about turmoil in the Middle East and the aftermath of a devastating earthquake and tsunami that struck Japan in March 2011. As the reporting period progressed, though, sovereign debt concerns in Europe heightened as a potential restructuring of debt for Greece and a bailout package for Portugal sparked concerns about the overall impact to the European banking system and, in turn, global economic recovery. A slowdown in U.S. economic activity also weighed on investor confidence, creating market volatility and sharp share price declines. The federal debt ceiling debate, followed by an unprecedented credit rating downgrade of U.S. Treasury debt from AAA to AA+, caused further investor concern.

Stocks reversed course again in the second half of the reporting period as improving economic data calmed fears of recession in the U.S. Economic activity expanded moderately, as measured by an annual GDP growth rate of 2.1% in the first quarter of 2012. Persistently high unemployment rates eased somewhat, declining to 8.1% in April 2012, down from a peak of 10.1% in late 2009. The Conference Board’s Consumer Confidence Index, which had dropped to 39.8% in October 2011, climbed above 70% for the first time in a year in February 2012, before pulling back slightly in March and April to stand at 69.2%. Events in Europe continued to sway investor sentiment regarding U.S.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. CONSUMER GOODS SECTOR INDEX FUND

markets: long-term refinancing operations by the European Central Bank, which provided $1.2 trillion in loans to European banks, eased investor concerns about the debt crisis in Europe and its effect on global economic health. A vote in favor of Greece’s debt restructuring, the largest sovereign debt restructuring in history, also buoyed investor sentiment.

By the final months of the reporting period, though, concerns about Europe resurfaced as Spain slipped into recession, causing investor sentiment to turn more cautious. Torn between strong earnings and mixed economic data, markets declined modestly amid renewed volatility.

Consumer goods stocks, as measured by the Index, delivered gains and outperformed the broad U.S. equity indexes during the reporting period. Consumer spending, which accounts for about 70% of economic activity, generally improved during the course of the reporting period, particularly for durable goods. For the first quarter of 2012, consumer spending on durable goods, such as motor vehicles, furnishings, and recreational goods, increased 15.3% on a quarterly basis, compared with a 5.3% decline during the second quarter of 2011. Spending on nondurable goods, including food, clothing, and gasoline rose 2.1% in the first quarter of 2012 versus 0.2% in the second quarter of 2011.

10	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. CONSUMER SERVICES SECTOR INDEX FUND

Performance as of April 30, 2012

Average Annual Total Returns
Year Ended 4/30/12			Five Years Ended 4/30/12			Ten Years Ended 4/30/12
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
12.74%	12.75%	13.23%	4.51%	4.52%	4.90%	4.80%	4.81%	5.27%

Cumulative Total Returns
Year Ended 4/30/12			Five Years Ended 4/30/12			Ten Years Ended 4/30/12
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
12.74%	12.75%	13.23%	24.71%	24.72%	26.99%	59.88%	60.04%	67.10%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. CONSUMER SERVICES SECTOR INDEX FUND

PORTFOLIO ALLOCATION

As of 4/30/12

Sector	Percentage of Net Assets

Retail	49.21%
Media	22.76
Internet	10.35
Lodging	3.91
Food	2.95
Pharmaceuticals	2.83
Commercial Services	2.16
Airlines	1.54
Entertainment	1.38
Advertising	1.15
Leisure Time	1.07
Other*	0.59
Short-Term and Other Net Assets	0.10

TOTAL	100.00%

*	Other includes sectors which individually represent less than 1% of net assets.

TEN LARGEST FUND HOLDINGS

As of 4/30/12

Security	Percentage of Net Assets

Wal-Mart Stores Inc.	5.52%
McDonald’s Corp.	5.39
Amazon.com Inc.	4.38
Home Depot Inc. (The)	4.28
Walt Disney Co. (The)	3.85
Comcast Corp. Class A	3.40
CVS Caremark Corp.	3.11
eBay Inc.	2.44
Starbucks Corp.	2.29
Lowe’s Companies Inc.	2.13

TOTAL	36.79%

The iShares Dow Jones U.S. Consumer Services Sector Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Consumer Services IndexSM (the “Index”). The Index measures the performance of the consumer services sector of the U.S. equity market. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2012 (the “reporting period”), the total return for the Fund was 12.74%, net of fees, while the total return for the Index was 13.23%.

U.S. equity markets generally gained during the reporting period, although they endured volatility along the way. Stocks began the reporting period on a positive note, as improving economic data and better-than-expected corporate profits apparently outweighed concerns about turmoil in the Middle East and the aftermath of a devastating earthquake and tsunami that struck Japan in March 2011. As the reporting period progressed, though, sovereign debt concerns in Europe heightened as a potential restructuring of debt for Greece and a bailout package for Portugal sparked concerns about the overall impact to the European banking system and, in turn, global economic recovery. A slowdown in U.S. economic activity also weighed on investor confidence, creating market volatility and sharp share price declines. The federal debt ceiling debate, followed by an unprecedented credit rating downgrade of U.S. Treasury debt from AAA to AA+, caused further investor concern.

Stocks reversed course again in the second half of the reporting period as improving economic data calmed fears of recession in the U.S. Economic activity expanded moderately, as measured by an annual GDP growth rate of 2.1% in the first quarter of 2012. Persistently high unemployment rates eased somewhat, declining to 8.1% in April 2012, down from a peak of 10.1% in late 2009. The Conference Board’s Consumer Confidence Index, which had dropped to 39.8% in October 2011, climbed above 70% for the first time in a year in February 2012, before pulling back slightly in March and April to stand at 69.2%. Events in Europe continued to sway investor sentiment regarding U.S. markets: long-term refinancing operations by the European Central Bank, which provided $1.2 trillion in loans to European banks, eased investor concerns about the debt crisis in Europe and its effect on global economic health. A vote in favor of Greece’s debt restructuring, the largest sovereign debt restructuring in history, also buoyed investor sentiment.

12	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. CONSUMER SERVICES SECTOR INDEX FUND

By the final months of the reporting period, though, concerns about Europe resurfaced as Spain slipped into recession, causing investor sentiment to turn more cautious. Torn between strong earnings and mixed economic data, markets declined modestly amid renewed volatility.

Consumer services stocks, as measured by the Index, delivered gains and outperformed the broad U.S. equity indexes during the reporting period. Consumer spending, which accounts for about 70% of the economy, generally improved during the course of the reporting period, although spending on services, including housing, health care, and transportation, remained relatively flat. For the first quarter of 2012, personal consumption expenditures for services rose 1.2% on a quarterly basis, compared with a 1.9% rise during the second quarter of 2011.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. FINANCIAL SECTOR INDEX FUND

Performance as of April 30, 2012

Average Annual Total Returns
Year Ended 4/30/12			Five Years Ended 4/30/12			Ten Years Ended 4/30/12
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(1.35)%	(1.38)%	(0.97)%	(11.53)%	(11.53)%	(11.26)%	(1.38)%	(1.38)%	(0.95)%

Cumulative Total Returns
Year Ended 4/30/12			Five Years Ended 4/30/12			Ten Years Ended 4/30/12
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(1.35)%	(1.38)%	(0.97)%	(45.79)%	(45.81)%	(44.98)%	(12.98)%	(12.93)%	(9.12)%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

14	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. FINANCIAL SECTOR INDEX FUND

PORTFOLIO ALLOCATION

As of 4/30/12

Sector	Percentage of Net Assets

Banks	40.04%
Insurance	20.82
Real Estate Investment Trusts	20.01
Diversified Financial Services	10.96
Commercial Services	5.98
Other*	2.10
Short-Term and Other Net Assets	0.09

TOTAL	100.00%

*	Other includes sectors which individually represent less than 1% of net assets.

TEN LARGEST FUND HOLDINGS

As of 4/30/12

Security	Percentage of Net Assets

Wells Fargo & Co.	7.11%
J.P. Morgan Chase & Co.	6.97
Citigroup Inc.	4.09
Bank of America Corp.	3.49
Berkshire Hathaway Inc. Class B	3.35
Visa Inc. Class A	2.75
American Express Co.	2.65
U.S. Bancorp	2.62
Goldman Sachs Group Inc. (The)	2.05
MasterCard Inc. Class A	2.04

TOTAL	37.12%

The iShares Dow Jones U.S. Financial Sector Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Financials IndexSM (the “Index”). The Index measures the performance of the financial sector of the U.S. equity market. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2012 (the “reporting period”), the total return for the Fund was (1.35)%, net of fees, while the total return for the Index was (0.97)%.

U.S. equity markets generally gained during the reporting period, although they endured volatility along the way. Stocks began the reporting period on a positive note, as improving economic data and better-than-expected corporate profits apparently outweighed concerns about turmoil in the Middle East and the aftermath of a devastating earthquake and tsunami that struck Japan in March 2011. As the reporting period progressed, though, sovereign debt concerns in Europe heightened as a potential restructuring of debt for Greece and a bailout package for Portugal sparked concerns about the overall impact to the European banking system and, in turn, global economic recovery. A slowdown in U.S. economic activity also weighed on investor confidence, creating market volatility and sharp share price declines. The federal debt ceiling debate, followed by an unprecedented credit rating downgrade of U.S. Treasury debt from AAA to AA+, caused further investor concern.

Stocks reversed course again in the second half of the reporting period as improving economic data calmed fears of recession in the U.S. Economic activity expanded moderately, as measured by an annual GDP growth rate of 2.1% in the first quarter of 2012. Persistently high unemployment rates eased somewhat, declining to 8.1% in April 2012, down from a peak of 10.1% in late 2009. The Conference Board’s Consumer Confidence Index, which had dropped to 39.8% in October 2011, climbed above 70% for the first time in a year in February 2012, before pulling back slightly in March and April to stand at 69.2%. Events in Europe continued to sway investor sentiment regarding U.S. markets: long-term refinancing operations by the European Central Bank, which provided $1.2 trillion in loans to European banks, eased investor concerns about the debt crisis in Europe and its effect on global economic health. A vote in favor of Greece’s debt restructuring, the largest sovereign debt restructuring in history, also buoyed investor sentiment.

By the final months of the reporting period, though, concerns about Europe resurfaced as Spain slipped into recession, causing investor sentiment to turn more cautious. Torn between strong earnings and mixed economic data, markets declined modestly amid renewed volatility.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. FINANCIAL SECTOR INDEX FUND

Financial stocks, as represented by the Index, declined during the reporting period and lagged the broad U.S. equity indexes. Investment banks struggled with concerns about tighter government control of the risk-taking activities of financial firms as well as lower investment banking fees in an environment marked by volatile markets.

Regional banking stocks, however, rebounded strongly in the second half of the period to represent one of the strongest performing sectors in the financial sector. Although regional banks continued to struggle to generate significant new loan growth, many ramped up both commercial and industrial lending, which helped performance. In the final months of the reporting period, lending conditions tightened for small businesses, slowing the recovery for smaller commercial properties.

Insurance companies delivered mixed results. Property and casualty companies were hurt by an unusually large number of natural catastrophes worldwide during the reporting period. Low interest rates also dampened earnings for many companies. Countering that weakness, balance sheets generally benefited from improving investment portfolios.

16	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. INDUSTRIAL SECTOR INDEX FUND

Performance as of April 30, 2012

Average Annual Total Returns
Year Ended 4/30/12			Five Years Ended 4/30/12			Ten Years Ended 4/30/12
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(1.38)%	(1.43)%	(0.92)%	1.94%	1.93%	2.36%	5.89%	5.89%	6.37%

Cumulative Total Returns
Year Ended 4/30/12			Five Years Ended 4/30/12			Ten Years Ended 4/30/12
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(1.38)%	(1.43)%	(0.92)%	10.10%	10.02%	12.36%	77.25%	77.17%	85.37%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. INDUSTRIAL SECTOR INDEX FUND

PORTFOLIO ALLOCATION

As of 4/30/12

Sector	Percentage of Net Assets

Manufacturing	23.56%
Aerospace & Defense	13.75
Transportation	13.10
Machinery	10.19
Electronics	8.74
Commercial Services	6.27
Electrical Components & Equipment	3.60
Computers	2.41
Environmental Control	2.24
Packaging & Containers	2.02
Distribution & Wholesale	1.99
Metal Fabricate & Hardware	1.90
Engineering & Construction	1.86
Chemicals	1.74
Building Materials	1.34
Software	1.20
Auto Manufacturers	1.07
Other*	2.95
Short-Term and Other Net Assets	0.07

TOTAL	100.00%

*	Other includes sectors which individually represent less than 1% of net assets.

TEN LARGEST FUND HOLDINGS

As of 4/30/12

Security	Percentage of Net Assets

General Electric Co.	11.20%
United Technologies Corp.	3.50
Caterpillar Inc.	3.26
3M Co.	3.11
United Parcel Service Inc. Class B	3.06
Union Pacific Corp.	2.94
Boeing Co. (The)	2.75
Honeywell International Inc.	2.35
Accenture PLC Class A	2.25
Emerson Electric Co.	2.09

TOTAL	36.51%

The iShares Dow Jones U.S. Industrial Sector Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Industrials IndexSM (the “Index”). The Index measures the performance of the industrials sector of the U.S. equity market. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2012 (the “reporting period”), the total return for the Fund was (1.38)%, net of fees, while the total return for the Index was (0.92)%.

U.S. equity markets generally gained during the reporting period, although they endured volatility along the way. Stocks began the reporting period on a positive note, as improving economic data and better-than-expected corporate profits apparently outweighed concerns about turmoil in the Middle East and the aftermath of a devastating earthquake and tsunami that struck Japan in March 2011. As the reporting period progressed, though, sovereign debt concerns in Europe heightened as a potential restructuring of debt for Greece and a bailout package for Portugal sparked concerns about the overall impact to the European banking system and, in turn, global economic recovery. A slowdown in U.S. economic activity also weighed on investor confidence, creating market volatility and sharp share price declines. The federal debt ceiling debate, followed by an unprecedented credit rating downgrade of U.S. Treasury debt from AAA to AA+, caused further investor concern.

Stocks reversed course again in the second half of the reporting period as improving economic data calmed fears of recession in the U.S. Economic activity expanded moderately, as measured by an annual GDP growth rate of 2.1% in the first quarter of 2012. Persistently high

18	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. INDUSTRIAL SECTOR INDEX FUND

unemployment rates eased somewhat, declining to 8.1% in April 2012, down from a peak of 10.1% in late 2009. The Conference Board’s Consumer Confidence Index, which had dropped to 39.8% in October 2011, climbed above 70% for the first time in a year in February 2012, before pulling back slightly in March and April to stand at 69.2%. Events in Europe continued to sway investor sentiment regarding U.S. markets: long-term refinancing operations by the European Central Bank, which provided $1.2 trillion in loans to European banks, eased investor concerns about the debt crisis in Europe and its effect on global economic health. A vote in favor of Greece’s debt restructuring, the largest sovereign debt restructuring in history, also buoyed investor sentiment.

By the final months of the reporting period, though, concerns about Europe resurfaced as Spain slipped into recession, causing investor sentiment to turn more cautious. Torn between strong earnings and mixed economic data, markets declined modestly amid renewed volatility.

Industrial stocks, as represented by the Index, declined modestly during the reporting period and lagged the broad U.S. stock indexes. Manufacturing levels, although positive, were reined in somewhat by tepid global economic conditions as well as a strengthening U.S. dollar, which made goods less affordable to foreign buyers. During the first quarter of 2012, industrial output — the total output of factories and mines in the U.S. — increased at an annual rate of 3.8%, its 11th consecutive quarterly gain, compared with gains of 3.1%, 3.2%, and 3.4% for the last three quarters of 2011.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. FINANCIAL SERVICES INDEX FUND

Performance as of April 30, 2012

Average Annual Total Returns
Year Ended 4/30/12			Five Years Ended 4/30/12			Ten Years Ended 4/30/12
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(3.40)%	(3.40)%	(2.96)%	(14.57)%	(14.59)%	(14.33)%	(3.19)%	(3.19)%	(2.78)%

Cumulative Total Returns
Year Ended 4/30/12			Five Years Ended 4/30/12			Ten Years Ended 4/30/12
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(3.40)%	(3.40)%	(2.96)%	(54.49)%	(54.55)%	(53.86)%	(27.69)%	(27.66)%	(24.53)%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

20	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. FINANCIAL SERVICES INDEX FUND

PORTFOLIO ALLOCATION

As of 4/30/12

Sector	Percentage of Net Assets

Banks	68.45%
Diversified Financial Services	18.75
Commercial Services	10.22
Savings & Loans	1.68
Other*	0.82
Short-Term and Other Net Assets	0.08

TOTAL	100.00%

*	Other includes sectors which individually represent less than 1% of net assets.

TEN LARGEST FUND HOLDINGS

As of 4/30/12

Security	Percentage of Net Assets

Wells Fargo & Co.	12.16%
J.P. Morgan Chase & Co.	11.92
Citigroup Inc.	6.99
Bank of America Corp.	5.97
Visa Inc. Class A	4.70
American Express Co.	4.52
U.S. Bancorp	4.49
Goldman Sachs Group Inc. (The)	3.51
MasterCard Inc. Class A	3.49
PNC Financial Services Group Inc. (The)	2.55

TOTAL	60.30%

The iShares Dow Jones U.S. Financial Services Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Financial Services IndexSM (the “Index”). The Index measures the performance of the financial services sector of the U.S. equity market. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2012 (the “reporting period”), the total return for the Fund was (3.40)%, net of fees, while the total return for the Index was (2.96)%.

U.S. equity markets generally gained during the reporting period, although they endured volatility along the way. Stocks began the reporting period on a positive note, as improving economic data and better-than-expected corporate profits apparently outweighed concerns about turmoil in the Middle East and the aftermath of a devastating earthquake and tsunami that struck Japan in March 2011. As the reporting period progressed, though, sovereign debt concerns in Europe heightened as a potential restructuring of debt for Greece and a bailout package for Portugal sparked concerns about the overall impact to the European banking system and, in turn, global economic recovery. A slowdown in U.S. economic activity also weighed on investor confidence, creating market volatility and sharp share price declines. The federal debt ceiling debate, followed by an unprecedented credit rating downgrade of U.S. Treasury debt from AAA to AA+, caused further investor concern.

Stocks reversed course again in the second half of the reporting period as improving economic data calmed fears of recession in the U.S. Economic activity expanded moderately, as measured by an annual GDP growth rate of 2.1% in the first quarter of 2012. Persistently high unemployment rates eased somewhat, declining to 8.1% in April 2012, down from a peak of 10.1% in late 2009. The Conference Board’s Consumer Confidence Index, which had dropped to 39.8% in October 2011, climbed above 70% for the first time in a year in February 2012, before pulling back slightly in March and April to stand at 69.2%. Events in Europe continued to sway investor sentiment regarding U.S. markets: long-term refinancing operations by the European Central Bank, which provided $1.2 trillion in loans to European banks, eased investor concerns about the debt crisis in Europe and its effect on global economic health. A vote in favor of Greece’s debt restructuring, the largest sovereign debt restructuring in history, also buoyed investor sentiment.

By the final months of the reporting period, though, concerns about Europe resurfaced as Spain slipped into recession, causing investor sentiment to turn more cautious. Torn between strong earnings and mixed economic data, markets declined modestly amid renewed volatility.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	21

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. FINANCIAL SERVICES INDEX FUND

Financial services stocks, as represented by the Index, declined during the reporting period and lagged the broad U.S. stock indexes. Asset manager stocks as a group declined as some experienced an outflow of assets. Brokerage firms and investment banks, meanwhile, struggled with concerns about tighter government control of the risk-taking activities of financial firms as well as lower investment banking fees in an environment marked by volatile markets.

Mortgage finance companies struggled with tight credit conditions for individuals and small businesses, in an interest rate environment that remained at historic lows during the reporting period.

Revenues declined for credit card companies for much of the period, as consumers reduced borrowing in the face of economic uncertainty. In the final months of the reporting period, however, borrowing levels increased along with improvement in U.S. economic data.

22	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. REAL ESTATE INDEX FUND

Performance as of April 30, 2012

Average Annual Total Returns
Year Ended 4/30/12			Five Years Ended 4/30/12			Ten Years Ended 4/30/12
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
6.84%	6.86%	7.34%	(1.24)%	(1.22)%	(0.91)%	9.14%	9.16%	9.56%

Cumulative Total Returns
Year Ended 4/30/12			Five Years Ended 4/30/12			Ten Years Ended 4/30/12
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
6.84%	6.86%	7.34%	(6.02)%	(5.96)%	(4.44)%	139.83%	140.32%	149.27%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	23

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. REAL ESTATE INDEX FUND

PORTFOLIO ALLOCATION

As of 4/30/12

Sector*	Percentage of Net Assets

REITs — Diversified	18.22%
REITs — Regional Malls	14.40
REITs — Apartments	14.06
REITs — Health Care	10.88
REITs — Office Property	10.30
REITs — Mortgage	7.88
REITs — Shopping Centers	5.15
REITs — Storage	4.72
REITs — Hotels	4.23
REITs — Warehouse/Industrial	3.94
Real Estate Operating/Development	2.08
Real Estate Management/Services	1.84
REITs — Outlet Centers	1.61
REITs — Manufactured Homes	0.59
Short-Term and Other Net Assets	0.10

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/12

Security	Percentage of Net Assets

Simon Property Group Inc.	9.33%
American Tower Corp.	5.28
Public Storage	4.14
Equity Residential	3.70
Ventas Inc.	3.46
HCP Inc.	3.44
Prologis Inc.	3.36
Annaly Capital Management Inc.	3.24
Vornado Realty Trust	3.24
Boston Properties Inc.	3.23

TOTAL	42.42%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

The iShares Dow Jones U.S. Real Estate Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Real Estate IndexSM (the “Index”). The Index measures the performance of the real estate sector of the U.S. equity market. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2012 (the “reporting period”), the total return for the Fund was 6.84%, net of fees, while the total return for the Index was 7.34%.

The U.S. equity market generated modest gains during the reporting period, overcoming some noteworthy volatility. Stocks declined broadly throughout much of the first half of the reporting period as a slowdown in economic activity domestically and a worsening sovereign debt crisis in Europe put downward pressure on the market. After bottoming in early October, however, stocks reversed course, beginning a steady upward climb that lasted nearly through the remainder of the reporting period amid renewed signs of improving economic growth. In particular, employment showed signs of life as job growth consistently exceeded expectations and the unemployment rate fell to its lowest level since January 2009. Furthermore, promising developments in Europe — including liquidity injections from the European Central Bank and progress toward a debt restructuring in Greece — generated increased confidence that the sovereign debt crisis would reach a positive conclusion. Although stocks finished the period on a down note, retreating in April amid mixed economic data, the broad U.S. equity indexes advanced overall for the reporting period.

As represented by the Index, real estate investment trusts (“REITs”) produced slightly better returns than the broad U.S. equity indexes. Improving economic conditions over the last half of the period provided a lift to the commercial property market, leading to higher occupancy levels. In addition, interest rates remained low throughout the reporting period as the Federal Reserve (the U.S. central bank)

24	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. REAL ESTATE INDEX FUND

held its interest rate target near zero and U.S. Treasury yields hovered near historically low levels. The low interest rate environment was a positive factor in the REIT market for two reasons — it enabled many REITs to refinance some of their debt, reducing their interest costs, and it made the relatively high dividend yields of REITs more attractive to investors.

The top-performing sectors in the Index for the reporting period included retail, self-storage, and residential REITs. Retail REITs returned more than 20% as a group during the reporting period as consumer spending improved, especially over the last six months of the reporting period. Within the retail sector, regional mall REITs generated the best returns, in part because of a relatively affluent customer base and in part because of limited new supply. The self-storage and residential sectors both benefited from the continuing shift in the housing market toward renting rather than owning. Demand for self-storage increased as homeowners downsized to smaller rental units, while apartment REITs enjoyed both higher occupancy levels and rising rents.

Office and industrial REITs produced positive returns for the reporting period but lagged the overall performance of the Index. Despite the recent uptick in job growth, occupancy levels in industrial and office properties have not yet reflected this trend, and the longer-term leases in these sectors have also kept rents in check. One of the only sectors of the Index to decline during the reporting period was the hotel segment. The economic slowdown in the first half of the period had a significant negative impact on travel, especially in the summer months, and this weighed on the performance of hotel REITs.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	25

Management’s Discussion of Fund Performance

iSHARES® MSCI KLD 400 SOCIAL INDEX FUND

Performance as of April 30, 2012

Average Annual Total Returns
Year Ended 4/30/12			Five Years Ended 4/30/12			Inception to 4/30/12
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
4.46%	4.46%	4.99%	0.93%	0.92%	1.43%	1.89%	1.88%	2.39%

Cumulative Total Returns
Year Ended 4/30/12			Five Years Ended 4/30/12			Inception to 4/30/12
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
4.46%	4.46%	4.99%	4.76%	4.67%	7.38%	10.75%	10.70%	13.79%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

Total returns for the period since inception are calculated from the inception date of the Fund (11/14/06). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (11/17/06), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

26	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI KLD 400 SOCIAL INDEX FUND

PORTFOLIO ALLOCATION

As of 4/30/12

Sector*	Percentage of Net Assets

Consumer Non-Cyclical	26.79%
Technology	19.09
Consumer Cyclical	13.38
Financial	12.57
Industrial	9.66
Communications	9.06
Energy	5.01
Basic Materials	2.33
Utilities	1.87
Short-Term and Other Net Assets	0.24

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/12

Security	Percentage of Net Assets

International Business Machines Corp.	4.23%
Microsoft Corp.	4.21
Johnson & Johnson	3.08
Procter & Gamble Co. (The)	3.04
Google Inc. Class A	2.69
Intel Corp.	2.51
Merck & Co. Inc.	2.08
Cisco Systems Inc.	1.88
QUALCOMM Inc.	1.86
PepsiCo Inc.	1.79

TOTAL	27.37%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

The iShares MSCI KLD 400 Social Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI KLD 400 Social Index (the “Index”). The Index is a free float-adjusted market capitalization index designed to measure the equity performance of U.S. companies that have positive environmental, social, and governance (“ESG”) characteristics. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2012 (the “reporting period”), the total return for the Fund was 4.46%, net of fees, while the total return for the Index was 4.99%.

The U.S. equity market generated modest gains during the reporting period, overcoming some noteworthy volatility. Stocks declined broadly throughout much of the first half of the reporting period as a slowdown in economic activity sparked concerns about a potential recession. In addition, an accumulation of global events — including a worsening sovereign debt crisis in Europe, a credit rating downgrade on U.S. government debt (for the first time in the country’s history), and government infighting about the federal debt ceiling — put further downward pressure on stocks.

After bottoming in early October, however, stocks reversed course, beginning a steady upward climb that lasted nearly through the remainder of the reporting period. The market’s recovery was driven largely by renewed signs of improving economic growth, which extinguished fears of a recession. In particular, employment showed signs of life as job growth consistently exceeded expectations and the unemployment rate fell to 8.1% — its lowest level since January 2009. Consumer spending and manufacturing activity also picked up, and the construction industry benefited from mild winter weather in many parts of the country. Furthermore, promising developments in Europe — including liquidity injections from the European Central Bank and progress toward a debt restructuring in Greece — generated increased confidence that the sovereign debt crisis would reach a positive conclusion.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	27

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI KLD 400 SOCIAL INDEX FUND

Although stocks finished the period on a down note, retreating in April amid mixed economic data, the broad U.S. equity indexes returned approximately 4% overall for the reporting period. Large-cap stocks delivered the best returns, while mid-cap stocks were flat and small-cap stocks declined slightly. Growth stocks outpaced their value-oriented counterparts in the large- and mid-cap segments of the market, while value shares held up better than growth issues among small-cap stocks.

The Index posted a return for the reporting period that was modestly higher than the performance of the broad market indexes. One contributing factor to the Index’s outperformance was its sector weightings. In particular, the Index’s largest sector weighting was information technology (approximately 25% of the Index as of the end of the reporting period), which was among the top-performing sectors in the stock market for the reporting period. Meaningful weightings in the more defensive consumer staples and health care sectors also added value as these sectors generated double-digit gains.

Among the weaker-performing sectors in the Index were the commodity-driven energy and materials sectors, both of which were adversely impacted by a broad decline in commodity prices during the period. However, both sectors were relatively small components within the Index. The financials sector, which comprised more than 12% of the Index, also declined for the reporting period as financial companies continued to struggle with the lingering fallout from the financial crisis of 2008.

28	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® MSCI USA ESG SELECT SOCIAL INDEX FUND

Performance as of April 30, 2012

Average Annual Total Returns
Year Ended 4/30/12			Five Years Ended 4/30/12			Inception to 4/30/12
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
4.58%	4.64%	5.09%	1.53%	1.52%	2.02%	4.45%	4.45%	4.97%

Cumulative Total Returns
Year Ended 4/30/12			Five Years Ended 4/30/12			Inception to 4/30/12
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
4.58%	4.64%	5.09%	7.91%	7.85%	10.50%	37.24%	37.23%	42.26%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

Total returns for the period since inception are calculated from the inception date of the Fund (1/24/05). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (1/28/05), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	29

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI USA ESG SELECT SOCIAL INDEX FUND

PORTFOLIO ALLOCATION

As of 4/30/12

Sector*	Percentage of Net Assets

Consumer Non-Cyclical	24.77%
Technology	19.77
Consumer Cyclical	15.74
Financial	13.47
Industrial	9.52
Energy	8.97
Communications	3.88
Utilities	2.26
Basic Materials	1.43
Short-Term and Other Net Assets	0.19

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/12

Security	Percentage of Net Assets

International Business Machines Corp.	3.41%
Starbucks Corp.	3.29
Eaton Corp.	2.67
Johnson & Johnson	2.48
Apple Inc.	2.46
Nike Inc. Class B	2.43
Becton, Dickinson and Co.	2.40
Spectra Energy Corp.	2.39
TJX Companies Inc. (The)	2.21
Procter & Gamble Co. (The)	2.09

TOTAL	25.83%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

The iShares MSCI USA ESG Select Social Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI USA ESG Select Index (the “Index”). The Index is a free float-adjusted market capitalization index designed to measure equity performance of U.S. companies that have positive environmental, social and governance (“ESG”) characteristics, while exhibiting risk and return characteristics similar to the MSCI USA IndexSM. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2012 (the “reporting period”), the total return for the Fund was 4.58%, net of fees, while the total return for the Index was 5.09%.

The U.S. equity market generated modest gains during the reporting period, overcoming some noteworthy volatility. Stocks declined broadly throughout much of the first half of the reporting period as a slowdown in economic activity sparked concerns about a potential recession. In addition, an accumulation of global events — including a worsening sovereign debt crisis in Europe, a credit rating downgrade on U.S. government debt (for the first time in the country’s history), and government infighting about the federal debt ceiling — put further downward pressure on stocks.

After bottoming in early October, however, stocks reversed course, beginning a steady upward climb that lasted nearly through the remainder of the reporting period. The market’s recovery was driven largely by renewed signs of improving economic growth, which extinguished fears of a recession. In particular, employment showed signs of life as job growth consistently exceeded expectations and the unemployment rate fell to 8.1% — its lowest level since January 2009. Consumer spending and manufacturing activity also picked up, and the construction industry benefited from mild winter weather in many parts of the country. Furthermore, promising developments in Europe — including liquidity injections from the European Central Bank and progress toward a debt restructuring in Greece — generated increased confidence that the sovereign debt crisis would reach a positive conclusion.

30	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI USA ESG SELECT SOCIAL INDEX FUND

Although stocks finished the period on a down note, retreating in April amid mixed economic data, the broad U.S. equity indexes returned approximately 4% overall for the reporting period. Large-cap stocks delivered the best returns, while mid-cap stocks were flat and small-cap stocks declined slightly. Growth stocks outpaced their value-oriented counterparts in the large- and mid-cap segments of the market, while value shares held up better than growth issues among small-cap stocks.

The Index posted a return for the reporting period that was modestly higher than the performance of the broad market indexes. One contributing factor to the Index’s outperformance was its sector weightings. In particular, the Index’s two largest sector weightings —information technology and consumer discretionary, which together comprised nearly 40% of the Index as of the end of the reporting period — were among the top-performing sectors in the stock market for the reporting period. Meaningful weightings in the more defensive consumer staples and health care sectors also added value as these sectors generated double-digit gains.

Among the weaker-performing sectors in the Index were the commodity-driven energy and materials sectors, both of which were adversely impacted by a broad decline in commodity prices during the period. However, both sectors were relatively small components within the Index. The financials sector, which comprised more than 13% of the Index, also declined for the reporting period as financial companies continued to struggle with the lingering fallout from the financial crisis of 2008.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	31

Management’s Discussion of Fund Performance

iSHARES® COHEN & STEERS REALTY MAJORS INDEX FUND

Performance as of April 30, 2012

Average Annual Total Returns
Year Ended 4/30/12			Five Years Ended 4/30/12			Ten Years Ended 4/30/12
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
9.36%	9.36%	9.70%	(1.23)%	(1.23)%	(1.07)%	10.53%	10.53%	10.91%

Cumulative Total Returns
Year Ended 4/30/12			Five Years Ended 4/30/12			Ten Years Ended 4/30/12
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
9.36%	9.36%	9.70%	(6.01)%	(5.99)%	(5.23)%	172.02%	172.22%	181.62%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

32	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® COHEN & STEERS REALTY MAJORS INDEX FUND

PORTFOLIO ALLOCATION

As of 4/30/12

Sector*	Percentage of Net Assets

REITs — Apartments	19.81%
REITs — Health Care	16.22
REITs — Regional Malls	15.25
REITs — Office Property	12.46
REITs — Diversified	11.25
REITs — Shopping Centers	7.67
REITs — Storage	7.23
REITs — Warehouse/Industrial	5.81
REITs — Hotels	4.18
Short-Term and Other Net Assets	0.12

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/12

Security	Percentage of Net Assets

Simon Property Group Inc.	8.63%
Public Storage	7.23
Equity Residential	6.48
Ventas Inc.	6.02
HCP Inc.	6.01
Prologis Inc.	5.81
Boston Properties Inc.	5.66
Vornado Realty Trust	5.61
AvalonBay Communities Inc.	4.92
Health Care REIT Inc.	4.19

TOTAL	60.56%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

The iShares Cohen & Steers Realty Majors Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Cohen & Steers Realty Majors Index (the “Index”). The Index consists of selected real estate investment trusts (“REITs”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2012 (the “reporting period”), the total return for the Fund was 9.36%, net of fees, while the total return for the Index was 9.70%.

The U.S. equity market generated modest gains during the reporting period, overcoming some noteworthy volatility. Stocks declined broadly throughout much of the first half of the reporting period as a slowdown in economic activity domestically and a worsening sovereign debt crisis in Europe put downward pressure on the market. After bottoming in early October, however, stocks reversed course, beginning a steady upward climb that lasted nearly through the remainder of the reporting period amid renewed signs of improving economic growth. In particular, employment showed signs of life as job growth consistently exceeded expectations and the unemployment rate fell to its lowest level since January 2009. Furthermore, promising developments in Europe — including liquidity injections from the European Central Bank and progress toward a debt restructuring in Greece — generated increased confidence that the sovereign debt crisis would reach a positive conclusion. Although stocks finished the period on a down note, retreating in April amid mixed economic data, the broad U.S. equity indexes advanced overall for the reporting period.

As represented by the Index, REITs produced better returns than the broad U.S. equity indexes. Improving economic conditions over the last half of the period provided a lift to the commercial property market, leading to higher occupancy levels. In addition, interest rates remained low throughout the reporting period as the Federal Reserve (the U.S. central bank) held its interest rate target near zero and U.S. Treasury yields hovered near historically low levels. The low interest rate environment was a positive factor in the REIT market for two reasons — it enabled many REITs to refinance some of their debt, reducing their interest costs, and it made the relatively high dividend yields of REITs more attractive to investors.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	33

Management’s Discussion of Fund Performance (Continued)

iSHARES® COHEN & STEERS REALTY MAJORS INDEX FUND

The top-performing sector in the Index for the reporting period was the retail sector. Retail REITs returned more than 20% as a group during the reporting period as consumer spending improved, especially over the last six months. Within the retail sector, regional mall REITs generated the best returns, in part because of a relatively affluent customer base and in part because of limited new supply. The specialized REIT segment of the Index — which consists of selected hotel, health care, and self-storage REITs — also posted a double-digit gain for the reporting period. Self-storage REITs fared best in this group — demand for self-storage increased as homeowners continued to downsize from houses to smaller rental units. Residential REITs were also beneficiaries of the continuing shift in the housing market toward renting rather than owning, enjoying both higher occupancy levels and rising rents.

The hotel portion of the specialized REIT sector was one of the only segments of the Index to decline during the reporting period. The economic slowdown in the first half of the period had a significant negative impact on travel, especially in the summer months, and this weighed on the performance of hotel REITs. Office and industrial REITs produced positive returns for the reporting period but lagged the overall performance of the Index. Despite the recent uptick in job growth, occupancy levels in industrial and office properties have not yet reflected this trend, and the longer-term leases in these sectors have also kept rents in check.

34	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Shareholder Expenses (Unaudited)

iSHARES® TRUST

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2011 to April 30, 2012.

ACTUAL EXPENSES

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

iShares Index Fund	Beginning Account Value (11/1/11)	Ending Account Value (4/30/12)	Annualized Expense Ratio	Expenses Paid During Period [a] (11/1/11 to 4/30/12)
Dow Jones U.S. Basic Materials Sector
Actual	$1,000.00	$1,050.70	0.47%	$2.40
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.47	2.36
Dow Jones U.S. Consumer Goods Sector
Actual	1,000.00	1,106.50	0.47	2.46
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.47	2.36
Dow Jones U.S. Consumer Services Sector
Actual	1,000.00	1,169.00	0.47	2.53
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.47	2.36
Dow Jones U.S. Financial Sector
Actual	1,000.00	1,162.40	0.47	2.53
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.47	2.36

SHAREHOLDER EXPENSES	35

Shareholder Expenses (Unaudited) (Continued)

iSHARES® TRUST

iShares Index Fund	Beginning Account Value (11/1/11)	Ending Account Value (4/30/12)	Annualized Expense Ratio	Expenses Paid During Period [a] (11/1/11 to 4/30/12)
Dow Jones U.S. Industrial Sector
Actual	$1,000.00	$1,133.90	0.47%	$2.49
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.47	2.36
Dow Jones U.S. Financial Services
Actual	1,000.00	1,194.50	0.47	2.56
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.47	2.36
Dow Jones U.S. Real Estate
Actual	1,000.00	1,136.00	0.47	2.50
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.47	2.36
MSCI KLD 400 Social
Actual	1,000.00	1,117.30	0.50	2.63
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.50	2.51
MSCI USA ESG Select Social
Actual	1,000.00	1,109.60	0.50	2.62
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.50	2.51
Cohen & Steers Realty Majors
Actual	1,000.00	1,134.30	0.35	1.86
Hypothetical (5% return before expenses)	1,000.00	1,023.10	0.35	1.76

[a]

Expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days).

36	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® DOW JONES U.S. BASIC MATERIALS SECTOR INDEX FUND

April 30, 2012

Security	Shares	Value

COMMON STOCKS — 99.85%

CHEMICALS — 60.94%
A. Schulman Inc.	37,045	$911,678
Air Products and Chemicals Inc.	249,713	21,347,964
Airgas Inc.	82,021	7,516,404
Albemarle Corp.	111,632	7,289,570
Ashland Inc.	89,265	5,879,886
Cabot Corp.	73,968	3,190,240
Celanese Corp. Series A	197,045	9,548,801
CF Industries Holdings Inc.	90,434	17,459,188
Chemtura Corp.[a,b]	121,128	2,061,599
Cytec Industries Inc.	62,363	3,964,416
Dow Chemical Co. (The)	1,475,599	49,993,294
E.I. du Pont de Nemours and Co.	1,172,815	62,698,690
Eastman Chemical Co.	162,924	8,793,008
FMC Corp.	88,571	9,782,667
H.B. Fuller Co.	62,076	2,042,300
Huntsman Corp.	242,405	3,432,455
International Flavors & Fragrances Inc.	100,964	6,079,042
Intrepid Potash Inc.[a,b]	65,796	1,635,031
LyondellBasell Industries NV Class A	426,868	17,834,545
Minerals Technologies Inc.	22,247	1,492,774
Mosaic Co. (The)	373,098	19,707,036
NewMarket Corp.	11,817	2,637,791
Olin Corp.	89,617	1,878,372
OM Group Inc.[a,b]	40,536	977,728
PPG Industries Inc.	194,217	20,439,397
Praxair Inc.	381,842	44,179,119
Rockwood Holdings Inc.[a]	86,777	4,802,239
RPM International Inc.	164,904	4,381,499
Sensient Technologies Corp.	62,929	2,337,812
Sigma-Aldrich Corp.	129,812	9,203,671
Solutia Inc.	152,739	4,328,623
W.R. Grace & Co.[a,b]	77,478	4,618,464

		362,445,303
COAL — 5.55%
Alpha Natural Resources Inc.[a]	276,440	4,458,977
Arch Coal Inc.	268,178	2,617,417
CONSOL Energy Inc.	283,872	9,435,905
Patriot Coal Corp.[a,b]	115,002	670,462
Peabody Energy Corp.	340,332	10,587,729

Security	Shares	Value

Walter Energy Inc.	78,503	$5,205,534

		32,976,024
ENVIRONMENTAL CONTROL — 0.16%
Calgon Carbon Corp.[a,b]	70,541	976,287

		976,287
FOREST PRODUCTS & PAPER — 3.73%
AbitibiBowater Inc.[a,b]	92,668	1,227,851
Domtar Corp.	45,838	4,009,908
International Paper Co.	508,140	16,926,144

		22,163,903
HOUSEHOLD PRODUCTS & WARES — 0.72%
Avery Dennison Corp.	134,410	4,298,432

		4,298,432
IRON & STEEL — 8.61%
AK Steel Holding Corp.	137,725	1,021,920
Allegheny Technologies Inc.	133,739	5,742,753
Carpenter Technology Corp.	57,764	3,215,144
Cliffs Natural Resources Inc.	179,864	11,198,333
Commercial Metals Co.	145,128	2,144,992
Nucor Corp.	358,358	14,051,217
Reliance Steel & Aluminum Co.	93,318	5,215,543
Steel Dynamics Inc.	274,572	3,506,284
United States Steel Corp.[b]	180,255	5,106,624

		51,202,810
MANUFACTURING — 0.32%
Polypore International Inc.[a,b]	50,747	1,895,400

		1,895,400
METAL FABRICATE & HARDWARE — 0.36%
RTI International Metals Inc.[a,b]	37,800	927,990
Worthington Industries Inc.	67,589	1,205,788

		2,133,778
MINING — 19.46%
Alcoa Inc.	1,336,535	13,004,486
Allied Nevada Gold Corp.[a,b]	102,890	3,013,648
Coeur d’Alene Mines Corp.[a]	112,854	2,432,004
Compass Minerals International Inc.	41,173	3,150,558
Freeport-McMoRan Copper & Gold Inc.	1,183,342	45,321,999
Hecla Mining Co.	350,637	1,500,726
Kaiser Aluminum Corp.	21,047	1,106,441
Molycorp Inc.[a,b]	76,285	2,064,272
Newmont Mining Corp.	616,466	29,374,605

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

ISHARES® DOW JONES U.S. BASIC MATERIALS SECTOR INDEX FUND

April 30, 2012

Security	Shares	Value

Royal Gold Inc.	73,968	$4,583,057
Southern Copper Corp.	216,091	7,105,072
Stillwater Mining Co.[a,b]	144,788	1,553,575
Titanium Metals Corp.	104,300	1,540,511

		115,750,954

TOTAL COMMON STOCKS
(Cost: $753,321,013)		593,842,891

SHORT-TERM INVESTMENTS — 3.40%

MONEY MARKET FUNDS — 3.40%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.26%[c,d,e]	18,615,656	18,615,656
BlackRock Cash Funds: Prime, SL Agency Shares
0.24%[c,d,e]	1,353,210	1,353,210
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[c,d]	256,283	256,283

		20,225,149

TOTAL SHORT-TERM INVESTMENTS
(Cost: $20,225,149)		20,225,149

TOTAL INVESTMENTS IN SECURITIES — 103.25%
(Cost: $773,546,162)		614,068,040
Other Assets, Less Liabilities — (3.25)%		(19,354,370)

NET ASSETS — 100.00%		$594,713,670

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

38	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® DOW JONES U.S. CONSUMER GOODS SECTOR INDEX FUND

April 30, 2012

Security	Shares	Value

COMMON STOCKS — 99.73%

AGRICULTURE — 17.92%
Altria Group Inc.	539,310	$17,371,175
Archer-Daniels-Midland Co.	160,727	4,955,213
Bunge Ltd.[a]	38,823	2,504,084
Lorillard Inc.	35,595	4,815,648
Philip Morris International Inc.	453,942	40,632,348
Reynolds American Inc.	89,139	3,639,545
Universal Corp.	6,195	283,917

		74,201,930
APPAREL — 6.88%
Carter’s Inc.[a,b]	13,280	721,104
Coach Inc.	76,200	5,574,792
Crocs Inc.[b]	23,520	475,104
Deckers Outdoor Corp.[a,b]	10,134	516,935
Hanesbrands Inc.[b]	25,336	714,982
Iconix Brand Group Inc.[a,b]	19,324	296,430
Jones Group Inc. (The)	21,350	239,547
Nike Inc. Class B	99,388	11,118,536
Ralph Lauren Corp.	16,255	2,800,249
Steven Madden Ltd.[a,b]	10,262	443,421
Under Armour Inc. Class Aa,b	10,389	1,017,395
VF Corp.	22,848	3,474,039
Warnaco Group Inc. (The)[b]	10,643	563,653
Wolverine World Wide Inc.	12,697	532,639

		28,488,826
AUTO MANUFACTURERS — 3.64%
Ford Motor Co.	982,665	11,084,461
General Motors Co.[b]	152,258	3,501,934
Tesla Motors Inc.[a,b]	14,331	474,786

		15,061,181
AUTO PARTS & EQUIPMENT — 3.42%
BorgWarner Inc.[b]	28,885	2,283,070
Cooper Tire & Rubber Co.	16,434	245,688
Dana Holding Corp.[a]	38,437	561,949
Goodyear Tire & Rubber Co. (The)[b]	64,247	705,432
Johnson Controls Inc.	179,212	5,729,408
Lear Corp.	26,948	1,118,342
Tenneco Inc.[a,b]	15,891	489,919
TRW Automotive Holdings Corp.[b]	27,334	1,249,437
Visteon Corp.[a,b]	13,557	680,155

Security	Shares	Value

WABCO Holdings Inc.[b]	17,286	$1,089,537

		14,152,937
BEVERAGES — 20.65%
Beam Inc.	40,531	2,301,350
Brown-Forman Corp. Class A	4,889	411,214
Brown-Forman Corp. Class B NVS	23,373	2,018,259
Coca-Cola Co. (The)	550,571	42,019,579
Coca-Cola Enterprises Inc.	79,231	2,386,438
Constellation Brands Inc. Class Ab	46,382	1,001,851
Dr Pepper Snapple Group Inc.	56,556	2,295,042
Green Mountain Coffee Roasters Inc.[a,b]	32,317	1,575,454
Molson Coors Brewing Co. Class B NVS	40,966	1,703,366
Monster Beverage Corp.[b]	39,963	2,595,996
PepsiCo Inc.	412,169	27,203,154

		85,511,703
CHEMICALS — 2.59%
Monsanto Co.	140,977	10,739,628

		10,739,628
COSMETICS & PERSONAL CARE — 15.51%
Avon Products Inc.	113,589	2,453,522
Colgate-Palmolive Co.	117,998	11,674,722
Estee Lauder Companies Inc. (The) Class A	61,482	4,017,849
Procter & Gamble Co. (The)	724,398	46,100,689

		64,246,782
DISTRIBUTION & WHOLESALE — 1.50%
Fossil Inc.[a,b]	13,880	1,813,700
Genuine Parts Co.	41,052	2,659,348
LKQ Corp.[a,b]	38,413	1,284,915
Pool Corp.	12,779	471,673

		6,229,636
ELECTRICAL COMPONENTS & EQUIPMENT — 0.30%
Energizer Holdings Inc.[b]	17,213	1,227,803

		1,227,803
ELECTRONICS — 0.20%
Gentex Corp.	37,611	826,314

		826,314
ENVIRONMENTAL CONTROL — 0.12%
Darling International Inc.[a,b]	30,697	502,817

		502,817

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. CONSUMER GOODS SECTOR INDEX FUND

April 30, 2012

Security	Shares	Value

FOOD — 13.62%
Campbell Soup Co.	52,385	$1,772,185
ConAgra Foods Inc.	109,325	2,822,771
Corn Products International Inc.	19,962	1,139,032
Dean Foods Co.[b]	48,284	592,927
Diamond Foods Inc.[a]	5,724	119,632
Flowers Foods Inc.	36,412	781,037
Fresh Del Monte Produce Inc.[a]	10,077	233,484
General Mills Inc.	159,559	6,205,249
H.J. Heinz Co.	84,834	4,522,500
Hain Celestial Group Inc.[a,b]	9,591	453,654
Hershey Co. (The)	40,380	2,705,864
Hormel Foods Corp.	37,389	1,086,524
J.M. Smucker Co. (The)	30,171	2,402,517
Kellogg Co.	63,991	3,236,025
Kraft Foods Inc. Class A	465,608	18,563,791
Lancaster Colony Corp.	5,213	339,940
McCormick & Co. Inc. NVS	31,608	1,767,203
Post Holdings Inc.[a,b]	7,216	214,676
Ralcorp Holdings Inc.[a,b]	14,423	1,050,139
Sara Lee Corp.	154,266	3,400,023
Smithfield Foods Inc.[a,b]	39,707	832,259
Tootsie Roll Industries Inc.[a]	7,607	181,123
TreeHouse Foods Inc.[a,b]	9,399	540,536
Tyson Foods Inc. Class A	79,087	1,443,338

		56,406,429
HAND & MACHINE TOOLS — 1.01%
Snap-on Inc.	15,324	958,363
Stanley Black & Decker Inc.	44,129	3,228,478

		4,186,841
HOME BUILDERS — 1.50%
D.R. Horton Inc.	73,100	1,195,185
Lennar Corp. Class A	41,576	1,153,318
M.D.C. Holdings Inc.	9,665	271,683
NVR Inc.[a,b]	1,312	1,028,529
PulteGroup Inc.[a,b]	89,306	878,771
Ryland Group Inc. (The)	11,633	261,859
Thor Industries Inc.	12,302	416,177
Toll Brothers Inc.[b]	39,072	992,429

		6,197,951

Security	Shares	Value

HOME FURNISHINGS — 0.86%
Harman International Industries Inc.	18,472	$915,842
Tempur-Pedic International Inc.[a,b]	16,799	988,453
TiVo Inc.[a,b]	31,699	342,032
Whirlpool Corp.	20,322	1,301,015

		3,547,342
HOUSEHOLD PRODUCTS & WARES — 3.64%
Church & Dwight Co. Inc.	37,716	1,915,973
Clorox Co. (The)	34,794	2,439,059
Jarden Corp.	21,134	886,148
Kimberly-Clark Corp.	103,578	8,127,766
Scotts Miracle-Gro Co. (The) Class A	10,817	566,811
Tupperware Brands Corp.	15,114	941,451
WD-40 Co.	3,988	179,779

		15,056,987
HOUSEWARES — 0.34%
Newell Rubbermaid Inc.	77,227	1,405,531

		1,405,531
LEISURE TIME — 1.25%
Brunswick Corp.	23,276	611,926
Harley-Davidson Inc.	61,272	3,206,364
Polaris Industries Inc.	17,090	1,357,630

		5,175,920
MACHINERY — 0.18%
Briggs & Stratton Corp.	13,203	238,975
Middleby Corp. (The)[a,b]	4,924	499,638

		738,613
MANUFACTURING — 0.19%
Leggett & Platt Inc.	36,795	801,027

		801,027
OFFICE FURNISHINGS — 0.13%
Herman Miller Inc.	15,259	298,008
HNI Corp.	9,821	236,883

		534,891
PHARMACEUTICALS — 1.63%
Herbalife Ltd.	30,691	2,158,191
Mead Johnson Nutrition Co. Class A	53,918	4,613,224

		6,771,415

40	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. CONSUMER GOODS SECTOR INDEX FUND

April 30, 2012

Security	Shares	Value

RETAIL — 0.67%
Michael Kors Holdings Ltd.[b]	11,037	$504,060
Nu Skin Enterprises Inc. Class A	15,456	823,805
PVH Corp.	16,238	1,441,934

		2,769,799
SOFTWARE — 0.75%
Activision Blizzard Inc.	111,460	1,434,490
Electronic Arts Inc.[b]	88,016	1,353,686
Take-Two Interactive Software Inc.[a,b]	23,521	331,646

		3,119,822
TEXTILES — 0.24%
Mohawk Industries Inc.[b]	14,548	975,007

		975,007
TOYS, GAMES & HOBBIES — 0.99%
Hasbro Inc.	30,507	1,120,827
Mattel Inc.	89,292	3,000,211

		4,121,038

TOTAL COMMON STOCKS
(Cost: $392,547,828)		412,998,170

SHORT-TERM INVESTMENTS — 3.08%

MONEY MARKET FUNDS — 3.08%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.26%[c,d,e]	11,321,197	11,321,197
BlackRock Cash Funds: Prime, SL Agency Shares
0.24%[c,d,e]	822,961	822,961
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[c,d]	600,710	600,710

		12,744,868

TOTAL SHORT-TERM INVESTMENTS
(Cost: $12,744,868)		12,744,868

TOTAL INVESTMENTS IN SECURITIES — 102.81%
(Cost: $405,292,696)		425,743,038
Other Assets, Less Liabilities — (2.81)%		(11,630,497)

NET ASSETS — 100.00%		$414,112,541

NVS — Non-Voting Shares

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	41

Schedule of Investments

iSHARES® DOW JONES U.S. CONSUMER SERVICES SECTOR INDEX FUND

April 30, 2012

Security	Shares	Value

COMMON STOCKS — 99.90%

ADVERTISING — 1.15%
Interpublic Group of Companies Inc. (The)	78,171	$923,200
Lamar Advertising Co. Class Aa	9,899	314,986
Omnicom Group Inc.	46,698	2,396,074

		3,634,260
AIRLINES — 1.54%
Alaska Air Group Inc.[a]	12,207	412,597
Delta Air Lines Inc.[a]	143,185	1,569,308
JetBlue Airways Corp.[a,b]	41,907	199,058
SkyWest Inc.	8,674	77,979
Southwest Airlines Co.	131,639	1,089,971
United Continental Holdings Inc.[a,b]	55,881	1,224,911
US Airways Group Inc.[a]	27,138	278,436

		4,852,260
COMMERCIAL SERVICES — 2.16%
Aaron’s Inc.	12,035	326,991
Apollo Group Inc. Class Aa	19,062	671,364
Arbitron Inc.	4,587	174,535
Avis Budget Group Inc.[a,b]	17,698	232,906
Career Education Corp.[a,b]	10,239	73,004
Chemed Corp.	3,370	203,346
DeVry Inc.	9,798	315,006
Dollar Thrifty Automotive Group Inc.[a]	4,916	397,508
H&R Block Inc.	49,645	729,782
Hertz Global Holdings Inc.[a]	40,091	617,802
ITT Educational Services Inc.[a,b]	4,513	297,948
Live Nation Entertainment Inc.[a,b]	27,315	247,474
Matthews International Corp. Class A	4,808	144,240
Morningstar Inc.	4,320	249,350
Rent-A-Center Inc.	9,920	339,363
Rollins Inc.	12,645	268,706
Service Corp. International	38,482	445,622
Sotheby’s	11,413	448,759
Strayer Education Inc.[b]	2,022	199,531
Valassis Communications Inc.[a,b]	7,587	151,740
Weight Watchers International Inc.[a,b]	3,620	274,975

		6,809,952
COMPUTERS — 0.26%
IHS Inc. Class Aa,b	8,086	817,252

		817,252

Security	Shares	Value

ENTERTAINMENT — 1.38%
Bally Technologies Inc.[a]	7,351	$356,891
Cinemark Holdings Inc.	16,638	382,008
Dolby Laboratories Inc. Class Aa	8,719	342,046
DreamWorks Animation SKG Inc. Class Aa,b	11,501	207,133
International Game Technology	50,824	791,838
International Speedway Corp. Class A	4,614	123,148
Madison Square Garden Inc. Class Aa	10,482	377,038
Marriott Vacations Worldwide Corp.[a,b]	5,241	154,767
Penn National Gaming Inc.[a]	11,482	516,460
Pinnacle Entertainment Inc.[a,b]	10,607	117,738
Regal Entertainment Group Class A	13,328	181,394
Scientific Games Corp. Class Aa	10,466	106,335
Six Flags Entertainment Corp.	9,285	444,844
Vail Resorts Inc.	6,101	248,799

		4,350,439
FOOD — 2.95%
Harris Teeter Supermarkets Inc.	7,215	273,954
Kroger Co. (The)	90,557	2,107,261
Safeway Inc.	57,474	1,168,446
SUPERVALU Inc.[b]	35,716	212,153
Sysco Corp.	99,740	2,882,486
United Natural Foods Inc.[a,b]	8,221	405,213
Whole Foods Market Inc.	27,154	2,255,683

		9,305,196
INTERNET — 10.35%
Amazon.com Inc.[a]	59,657	13,834,458
eBay Inc.[a]	187,486	7,696,300
Expedia Inc.	16,504	703,566
Liberty Interactive Corp. Series Aa	96,967	1,826,858
Netflix Inc.[a]	9,361	750,191
OpenTable Inc.[a,b]	3,961	177,176
Priceline.com Inc.[a]	8,425	6,409,908
Shutterfly Inc.[a,b]	5,065	157,623
TripAdvisor Inc.[a,b]	16,979	636,882
ValueClick Inc.[a,b]	13,995	296,414
WebMD Health Corp.[a]	7,619	173,332

		32,662,708
LEISURE TIME — 1.07%
Carnival Corp.	67,866	2,204,966
Life Time Fitness Inc.[a,b]	6,825	317,772

42	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. CONSUMER SERVICES SECTOR INDEX FUND

April 30, 2012

Security	Shares	Value

Royal Caribbean Cruises Ltd.	23,185	$634,574
WMS Industries Inc.[a,b]	9,398	230,345

		3,387,657
LODGING — 3.91%
Choice Hotels International Inc.	5,474	205,932
Gaylord Entertainment Co.[a,b]	7,083	222,973
Hyatt Hotels Corp. Class Aa	6,698	288,215
Las Vegas Sands Corp.	66,636	3,697,632
Marriott International Inc. Class A	49,542	1,936,597
MGM Resorts International[a]	54,656	733,483
Orient-Express Hotels Ltd. Class Aa,b	16,024	171,296
Starwood Hotels & Resorts Worldwide Inc.	33,038	1,955,849
Wyndham Worldwide Corp.	26,043	1,311,005
Wynn Resorts Ltd.	13,619	1,816,775

		12,339,757
MANUFACTURING — 0.07%
Hillenbrand Inc.	10,563	221,189

		221,189
MEDIA — 22.76%
AMC Networks Inc. Class Aa	8,411	357,468
Cablevision NY Group Class A	38,206	566,213
CBS Corp. Class B NVS	102,520	3,419,042
Charter Communications Inc. Class Aa	6,389	386,343
Comcast Corp. Class A	353,731	10,728,661
Comcast Corp. Class A Special NVS	110,037	3,282,404
CTC Media Inc.	9,016	97,643
DIRECTV Class Aa	114,477	5,640,282
Discovery Communications Inc. Series Aa	23,803	1,295,359
Discovery Communications Inc. Series C NVS[a]	19,753	981,527
DISH Network Corp. Class A	35,116	1,122,659
FactSet Research Systems Inc.	7,006	734,649
Gannett Co. Inc.	40,719	562,737
John Wiley & Sons Inc. Class A	8,676	392,068
Liberty Global Inc. Series Aa	23,173	1,154,247
Liberty Global Inc. Series C NVS[a]	19,837	950,787
Liberty Media Corp. Series Aa	19,901	1,740,143
McGraw-Hill Companies Inc. (The)	49,665	2,442,028
Meredith Corp.[b]	6,146	177,189
New York Times Co. (The) Class Aa,b	21,698	136,914

Security	Shares	Value

News Corp. Class A NVS	307,214	$6,021,394
News Corp. Class B	73,672	1,461,652
Nielsen Holdings NVa	12,153	355,111
Scholastic Corp.	4,070	124,339
Scripps Networks Interactive Inc. Class A	14,658	736,125
Time Warner Cable Inc.	54,019	4,345,829
Time Warner Inc.	169,427	6,346,735
Viacom Inc. Class B NVS	82,814	3,841,741
Walt Disney Co. (The)	281,808	12,148,743
Washington Post Co. (The) Class B	800	302,536

		71,852,568
PHARMACEUTICALS — 2.83%
AmerisourceBergen Corp.	43,914	1,634,040
Cardinal Health Inc.	58,332	2,465,694
McKesson Corp.	41,694	3,811,248
Omnicare Inc.	19,377	675,095
VCA Antech Inc.[a,b]	14,595	345,318

		8,931,395
RETAIL — 49.21%
Abercrombie & Fitch Co. Class A	14,573	731,127
Advance Auto Parts Inc.	12,250	1,124,550
Aeropostale Inc.[a]	13,603	301,715
American Eagle Outfitters Inc.	33,140	596,851
ANN INC.[a,b]	8,737	241,928
Ascena Retail Group Inc.[a]	21,627	442,921
AutoNation Inc.[a]	5,594	193,441
AutoZone Inc.[a]	4,999	1,980,404
Bed Bath & Beyond Inc.[a]	40,837	2,874,516
Best Buy Co. Inc.[b]	48,271	1,065,341
Big Lots Inc.[a]	11,109	407,034
Bob Evans Farms Inc.	4,986	190,665
Brinker International Inc.	13,593	427,772
Buckle Inc. (The)	4,594	212,151
CarMax Inc.[a]	38,190	1,178,925
Casey’s General Stores Inc.	6,424	361,992
Cato Corp. (The) Class A	4,712	131,135
CEC Entertainment Inc.	3,173	121,272
Cheesecake Factory Inc. (The)[a,b]	8,897	280,255
Chico’s FAS Inc.	28,422	436,562
Children’s Place Retail Stores Inc. (The)[a,b]	4,246	195,231
Chipotle Mexican Grill Inc.[a]	5,266	2,180,914

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. CONSUMER SERVICES SECTOR INDEX FUND

April 30, 2012

Security	Shares	Value

Collective Brands Inc.[a,b]	10,373	$215,447
Copart Inc.[a]	19,609	517,874
Costco Wholesale Corp.	73,360	6,468,151
Cracker Barrel Old Country Store Inc.	3,870	222,602
CVS Caremark Corp.	220,466	9,837,193
Darden Restaurants Inc.	21,719	1,087,688
Dick’s Sporting Goods Inc.	16,170	818,202
Dillard’s Inc. Class A	5,930	382,841
Dollar General Corp.[a]	20,783	986,361
Dollar Tree Inc.[a]	20,154	2,048,856
Domino’s Pizza Inc.	9,325	352,578
Express Inc.[a]	12,331	291,258
Family Dollar Stores Inc.	18,763	1,267,441
Foot Locker Inc.	26,258	803,232
GameStop Corp. Class Ab	23,123	526,279
Gap Inc. (The)	57,895	1,650,007
Genesco Inc.[a,b]	4,104	307,800
GNC Holdings Inc. Class A	12,777	499,070
Group 1 Automotive Inc.	3,836	222,028
Guess? Inc.	10,896	319,035
Home Depot Inc. (The)	260,956	13,514,911
HSN Inc.	6,961	269,391
J.C. Penney Co. Inc.	25,299	912,282
Jack in the Box Inc.[a,b]	7,453	169,332
Kohl’s Corp.	40,452	2,027,859
Limited Brands Inc.	43,106	2,142,368
Lowe’s Companies Inc.	213,380	6,715,069
Macy’s Inc.	71,066	2,915,127
McDonald’s Corp.	174,655	17,020,130
Men’s Wearhouse Inc. (The)	8,740	323,730
Nordstrom Inc.	27,541	1,538,440
O’Reilly Automotive Inc.[a]	21,726	2,291,224
Office Depot Inc.[a,b]	47,118	143,239
P.F. Chang’s China Bistro Inc.	3,576	141,931
Panera Bread Co. Class Aa	4,790	756,437
Papa John’s International Inc.[a,b]	3,220	129,702
PetSmart Inc.	18,875	1,099,657
Pier 1 Imports Inc.	18,557	318,809
RadioShack Corp.[b]	16,808	87,065
Regis Corp.	9,730	178,545
Rite Aid Corp.[a,b]	102,591	148,757
Ross Stores Inc.	39,136	2,410,386
Saks Inc.[a,b]	18,941	207,593

Security	Shares	Value

Sally Beauty Holdings Inc.[a]	23,871	$634,969
Sears Holdings Corp.[a,b]	7,835	421,366
Signet Jewelers Ltd.	14,721	717,943
Staples Inc.	118,424	1,823,730
Starbucks Corp.	125,842	7,220,814
Target Corp.	103,558	6,000,151
Tiffany & Co.	21,634	1,481,064
TJX Companies Inc. (The)	127,683	5,325,658
Tractor Supply Co.	12,099	1,190,663
Ulta Salon, Cosmetics & Fragrance Inc.	8,367	737,802
Urban Outfitters Inc.[a]	19,324	559,623
Wal-Mart Stores Inc.	295,664	17,417,566
Walgreen Co.	148,602	5,209,986
Wendy’s Co. (The)	52,434	255,354
Williams-Sonoma Inc.	15,986	618,498
Yum! Brands Inc.	79,101	5,753,016

		155,330,832
SOFTWARE — 0.26%
Acxiom Corp.[a,b]	13,267	182,156
Dun & Bradstreet Corp. (The)	8,240	640,907

		823,063

TOTAL COMMON STOCKS
(Cost: $307,840,325)		315,318,528

SHORT-TERM INVESTMENTS — 3.25%

MONEY MARKET FUNDS — 3.25%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.26%[c,d,e]	9,302,693	9,302,693
BlackRock Cash Funds: Prime, SL Agency Shares
0.24%[c,d,e]	676,232	676,232
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[c,d]	298,002	298,002

		10,276,927

TOTAL SHORT-TERM INVESTMENTS
(Cost: $10,276,927)		10,276,927

44	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. CONSUMER SERVICES SECTOR INDEX FUND

April 30, 2012

Value
TOTAL INVESTMENTS IN SECURITIES —103.15%
(Cost: $318,117,252)	$325,595,455
Other Assets, Less Liabilities — (3.15)%	(9,953,151)

NET ASSETS — 100.00%	$315,642,304

NVS — Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	45

Schedule of Investments

iSHARES® DOW JONES U.S. FINANCIAL SECTOR INDEX FUND

April 30, 2012

Security	Shares	Value

COMMON STOCKS — 99.91%

BANKS — 40.04%
Associated Banc-Corp	38,597	$514,498
BancorpSouth Inc.[a]	17,447	235,011
Bank of America Corp.	2,250,193	18,249,065
Bank of Hawaii Corp.	10,369	506,940
Bank of New York Mellon Corp. (The)	268,891	6,359,272
BB&T Corp.	154,380	4,946,335
BOK Financial Corp.	5,933	338,359
Capital One Financial Corp.	109,336	6,065,961
CapitalSource Inc.[a]	61,286	395,295
Cathay General Bancorp	17,516	301,626
CIT Group Inc.[b]	44,675	1,690,949
Citigroup Inc.	646,593	21,363,433
City National Corp.	10,916	581,386
Comerica Inc.	44,840	1,435,777
Commerce Bancshares Inc.	17,674	708,727
Cullen/Frost Bankers Inc.	12,894	760,230
East West Bancorp Inc.	33,186	755,645
F.N.B. Corp.	31,025	352,134
Fifth Third Bancorp	204,531	2,910,476
First Financial Bankshares Inc.[a]	7,017	237,455
First Horizon National Corp.	58,236	534,607
First Midwest Bancorp Inc.	16,495	175,672
First Republic Bank[b]	17,444	576,175
FirstMerit Corp.	24,384	409,651
Fulton Financial Corp.	44,523	467,046
Glacier Bancorp Inc.[a]	16,038	238,966
Goldman Sachs Group Inc. (The)	93,103	10,720,810
Hancock Holding Co.	17,356	558,516
Huntington Bancshares Inc.	192,660	1,288,895
IBERIABANK Corp.	6,561	335,070
International Bancshares Corp.	12,803	252,603
J.P. Morgan Chase & Co.	847,777	36,437,456
KeyCorp	212,446	1,708,066
M&T Bank Corp.	28,038	2,418,838
MB Financial Inc.	12,186	251,885
Morgan Stanley	296,969	5,131,624
National Penn Bancshares Inc.	28,408	261,922
Northern Trust Corp.	48,499	2,308,067
Old National Bancorp	21,129	270,874
PacWest Bancorp	7,016	167,121

Security	Shares	Value

Park National Corp.[a]	2,962	$199,195
PNC Financial Services Group Inc. (The)[c]	117,385	7,784,973
Popular Inc.[b]	228,284	406,346
PrivateBancorp Inc.	14,538	228,683
Prosperity Bancshares Inc.	10,428	486,466
Regions Financial Corp.	314,398	2,119,043
Signature Bank[a,b]	10,292	676,082
State Street Corp.	109,828	5,076,250
SunTrust Banks Inc.	119,529	2,902,164
Susquehanna Bancshares Inc.	41,219	427,441
SVB Financial Group[a,b]	9,641	617,892
Synovus Financial Corp.	135,774	285,125
TCF Financial Corp.	33,658	386,057
Trustmark Corp.	12,745	324,360
U.S. Bancorp	426,608	13,723,979
UMB Financial Corp.	7,771	373,397
Umpqua Holdings Corp.	25,043	331,569
United Bankshares Inc.	8,922	235,809
Valley National Bancorp	41,641	524,677
Webster Financial Corp.	16,504	375,136
Wells Fargo & Co.	1,111,806	37,167,675
Westamerica Bancorp	6,377	292,513
Wintrust Financial Corp.	7,930	286,511
Zions Bancorp	40,739	830,668

		209,284,449
COMMERCIAL SERVICES — 5.98%
Equifax Inc.	27,092	1,241,355
MasterCard Inc. Class A	23,609	10,677,642
Moody’s Corp.	43,179	1,768,180
SEI Investments Co.	32,546	657,104
Visa Inc. Class A	116,749	14,357,792
Western Union Co.	138,186	2,539,859

		31,241,932
DIVERSIFIED FINANCIAL SERVICES — 10.96%
Affiliated Managers Group Inc.[b]	11,511	1,307,880
American Express Co.	229,689	13,829,575
Ameriprise Financial Inc.	50,483	2,736,683
BlackRock Inc.[c]	22,666	4,342,352
CBOE Holdings Inc.	20,082	530,968
Charles Schwab Corp. (The)	229,686	3,284,510
CME Group Inc.	14,260	3,790,593
Discover Financial Services	118,365	4,012,573

46	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. FINANCIAL SECTOR INDEX FUND

April 30, 2012

Security	Shares	Value

E*TRADE Financial Corp.[b]	57,960	$616,115
Eaton Vance Corp.	25,688	675,594
Federated Investors Inc. Class Ba	23,270	513,802
Franklin Resources Inc.	32,617	4,093,760
Greenhill & Co. Inc.	6,500	252,525
IntercontinentalExchange Inc.[b]	16,217	2,157,510
Invesco Ltd.	100,625	2,499,525
Janus Capital Group Inc.	41,569	315,093
Jefferies Group Inc.	33,067	526,757
Knight Capital Group Inc. Class Aa,b	22,118	290,631
Legg Mason Inc.	28,974	755,352
NASDAQ OMX Group Inc. (The)[b]	31,029	762,383
NYSE Euronext Inc.	58,543	1,507,482
Ocwen Financial Corp.[b]	23,987	357,646
Raymond James Financial Inc.	24,651	902,720
SLM Corp.	113,660	1,685,578
Stifel Financial Corp.[a,b]	12,017	437,659
T. Rowe Price Group Inc.	56,355	3,556,846
TD Ameritrade Holding Corp.	49,459	929,335
Waddell & Reed Financial Inc. Class A	19,175	613,216

		57,284,663
INSURANCE — 20.82%
ACE Ltd.	75,592	5,742,724
Aflac Inc.	105,219	4,739,064
Alleghany Corp.[a,b]	3,590	1,231,011
Allied World Assurance Co. Holdings Ltd.	8,478	610,077
Allstate Corp. (The)	106,053	3,534,747
American Financial Group Inc.	19,368	753,803
American International Group Inc.[b]	96,948	3,299,140
American National Insurance Co.	3,203	224,851
Aon PLC	72,114	3,735,505
Arch Capital Group Ltd.[a,b]	29,663	1,165,163
Argo Group International Holdings Ltd.[a]	6,940	200,288
Arthur J. Gallagher & Co.	25,129	943,845
Aspen Insurance Holdings Ltd.[a]	15,799	447,428
Assurant Inc.	20,528	828,100
Assured Guaranty Ltd.	37,094	525,993
Axis Capital Holdings Ltd.[a]	28,983	986,002
Berkshire Hathaway Inc. Class Bb	217,712	17,514,930
Brown & Brown Inc.	25,897	698,442
Chubb Corp. (The)	62,089	4,536,843

Security	Shares	Value

Cincinnati Financial Corp.	33,990	$1,210,724
CNO Financial Group Inc.[a,b]	48,859	355,205
Delphi Financial Group Inc. Class A	10,991	499,211
Endurance Specialty Holdings Ltd.[a]	9,048	363,549
Erie Indemnity Co. Class A	6,053	465,476
Everest Re Group Ltd.	9,987	989,712
Fidelity National Financial Inc. Class A	49,110	946,350
First American Financial Corp.	23,511	393,809
Genworth Financial Inc. Class Ab	108,883	654,387
Hanover Insurance Group Inc. (The)	10,139	409,210
Hartford Financial Services Group Inc. (The)	99,172	2,037,985
HCC Insurance Holdings Inc.	23,741	758,762
Horace Mann Educators Corp.	8,927	156,669
Kemper Corp.	9,877	296,211
Lincoln National Corp.	67,405	1,669,622
Loews Corp.	76,972	3,165,858
Markel Corp.[a,b]	2,161	951,445
Marsh & McLennan Companies Inc.	120,963	4,046,212
MBIA Inc.[a,b]	34,152	344,252
Mercury General Corp.	4,335	195,899
MetLife Inc.	183,676	6,617,846
Montpelier Re Holdings Ltd.[a]	13,732	281,781
Old Republic International Corp.	54,300	540,285
PartnerRe Ltd.	15,118	1,052,515
Platinum Underwriters Holdings Ltd.[a]	8,312	304,385
Principal Financial Group Inc.	64,174	1,775,695
ProAssurance Corp.	6,503	572,849
Progressive Corp. (The)	127,567	2,717,177
Protective Life Corp.	18,456	540,023
Prudential Financial Inc.	107,871	6,530,510
Reinsurance Group of America Inc.	16,532	961,171
RenaissanceRe Holdings Ltd.	11,535	900,422
RLI Corp.	3,921	270,078
Selective Insurance Group Inc.	12,071	211,122
StanCorp Financial Group Inc.	9,943	381,612
Torchmark Corp.	22,813	1,111,221
Tower Group Inc.	8,034	173,374
Travelers Companies Inc. (The)	87,742	5,643,565
Unum Group	65,350	1,551,409
Validus Holdings Ltd.[a]	15,798	513,435
W.R. Berkley Corp.	25,187	948,542

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. FINANCIAL SECTOR INDEX FUND

April 30, 2012

Security	Shares	Value

White Mountains Insurance Group Ltd.[a]	1,254	$655,842
Willis Group Holdings PLC	38,322	1,397,220
XL Group PLC	71,649	1,541,170

		108,821,753
REAL ESTATE — 0.82%
Brookfield Office Properties Inc.	58,007	1,053,407
CBRE Group Inc. Class Ab	65,786	1,237,435
Forest City Enterprises Inc. Class Ab	29,839	475,932
Howard Hughes Corp. (The)[b]	5,634	378,098
Jones Lang LaSalle Inc.	9,679	773,739
St. Joe Co. (The)[a,b]	20,470	364,980

		4,283,591
REAL ESTATE INVESTMENT TRUSTS — 20.01%
Alexandria Real Estate Equities Inc.	13,867	1,038,916
American Campus Communities Inc.	15,502	689,064
American Capital Agency Corp.	49,327	1,540,976
American Tower Corp.	87,729	5,753,268
Annaly Capital Management Inc.	216,167	3,527,845
Apartment Investment and Management Co. Class A	26,921	730,905
AvalonBay Communities Inc.	21,213	3,084,370
BioMed Realty Trust Inc.[a]	34,430	682,403
Boston Properties Inc.	32,480	3,515,960
Brandywine Realty Trust	30,000	355,800
BRE Properties Inc. Class A	16,659	874,598
Camden Property Trust[a]	17,560	1,188,285
CBL & Associates Properties Inc.[a]	31,363	584,293
Chimera Investment Corp.	228,846	661,365
Colonial Properties Trust[a]	19,475	435,656
CommonWealth REIT	18,657	349,819
Corporate Office Properties Trust	16,230	382,217
DCT Industrial Trust Inc.[a]	54,812	325,035
DDR Corp.	53,637	793,828
DiamondRock Hospitality Co.[a]	37,536	399,008
Digital Realty Trust Inc.[a]	23,447	1,760,635
Douglas Emmett Inc.	28,435	660,829
Duke Realty Corp.[a]	56,196	832,825
DuPont Fabros Technology Inc.[a]	13,929	378,172
EastGroup Properties Inc.[a]	6,021	302,856
Entertainment Properties Trust[a]	10,371	497,704
Equity Lifestyle Properties Inc.	9,209	644,077

Security	Shares	Value

Equity Residential	65,775	$4,041,216
Essex Property Trust Inc.[a]	7,569	1,195,675
Extra Space Storage Inc.[a]	21,037	638,473
Federal Realty Investment Trust	14,235	1,432,895
Franklin Street Properties Corp.[a]	16,443	165,581
General Growth Properties Inc.	86,009	1,530,960
Hatteras Financial Corp.	20,805	606,050
HCP Inc.	90,569	3,754,085
Health Care REIT Inc.	46,930	2,659,054
Healthcare Realty Trust Inc.[a]	17,366	373,022
Highwoods Properties Inc.[a]	16,241	564,050
Home Properties Inc.	10,760	656,898
Hospitality Properties Trust	27,674	763,249
Host Hotels & Resorts Inc.	157,583	2,622,181
Invesco Mortgage Capital Inc.	25,758	454,371
Kilroy Realty Corp.[a]	14,955	709,615
Kimco Realty Corp.	90,819	1,762,797
LaSalle Hotel Properties[a]	18,964	557,731
Lexington Realty Trust[a]	30,337	269,999
Liberty Property Trust[a]	25,667	935,562
Macerich Co. (The)[a]	29,471	1,814,530
Mack-Cali Realty Corp.	19,404	557,283
MFA Financial Inc.	79,364	585,706
Mid-America Apartment Communities Inc.[a]	8,281	563,688
National Retail Properties Inc.[a]	21,390	585,658
Omega Healthcare Investors Inc.[a]	23,015	492,751
Piedmont Office Realty Trust Inc. Class A	38,496	682,919
Plum Creek Timber Co. Inc.	36,390	1,529,836
Post Properties Inc.[a]	11,876	578,361
Potlatch Corp.[a]	8,931	279,540
Prologis Inc.	102,386	3,663,371
Public Storage	31,489	4,511,114
Rayonier Inc.	27,215	1,234,200
Realty Income Corp.[a]	29,814	1,172,883
Redwood Trust Inc.[a]	15,809	184,649
Regency Centers Corp.	20,040	900,998
Senior Housing Properties Trust	36,253	800,466
Simon Property Group Inc.	65,337	10,166,437
SL Green Realty Corp.	19,107	1,575,181
Starwood Property Trust Inc.	25,251	526,988
Sunstone Hotel Investors Inc.[b]	26,248	267,730

48	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. FINANCIAL SECTOR INDEX FUND

April 30, 2012

Security	Shares	Value

Tanger Factory Outlet Centers Inc.[a]	19,147	$599,684
Taubman Centers Inc.	12,901	995,699
Two Harbors Investment Corp.	47,783	499,810
UDR Inc.	49,006	1,290,328
Ventas Inc.	64,224	3,775,729
Vornado Realty Trust	41,098	3,527,852
Washington Real Estate Investment Trust[a]	14,702	434,444
Weingarten Realty Investors[a]	26,927	715,181
Weyerhaeuser Co.	119,150	2,425,894

		104,623,083
RETAIL — 0.11%
Cash America International Inc.	6,587	307,942
EZCORP Inc. Class A NVS[a,b]	9,758	261,417

		569,359
SAVINGS & LOANS — 0.98%
Astoria Financial Corp.	20,065	194,430
Capitol Federal Financial Inc.	37,449	442,273
First Niagara Financial Group Inc.	65,719	587,528
Hudson City Bancorp Inc.	108,744	767,733
New York Community Bancorp Inc.	97,395	1,313,859
People’s United Financial Inc.	80,769	996,689
Provident Financial Services Inc.	12,676	186,337
TFS Financial Corp.[b]	20,815	204,611
Washington Federal Inc.	24,005	421,048

		5,114,508
SOFTWARE — 0.19%
MSCI Inc. Class Ab	26,892	983,978

		983,978

TOTAL COMMON STOCKS
(Cost: $635,310,456)		522,207,316

SHORT-TERM INVESTMENTS — 3.46%

MONEY MARKET FUNDS — 3.46%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.26%[c,d,e]	16,142,954	16,142,954
BlackRock Cash Funds: Prime, SL Agency Shares
0.24%[c,d,e]	1,173,465	1,173,465

Security	Shares	Value

BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[c,d]	803,141	$803,141

		18,119,560

TOTAL SHORT-TERM INVESTMENTS
(Cost: $18,119,560)		18,119,560

TOTAL INVESTMENTS IN SECURITIES —103.37%
(Cost: $653,430,016)		540,326,876
Other Assets, Less Liabilities — (3.37)%		(17,639,433)

NET ASSETS — 100.00%		$522,687,443

NVS — Non-Voting Shares

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	49

Schedule of Investments

iSHARES® DOW JONES U.S. INDUSTRIAL SECTOR INDEX FUND

April 30, 2012

Security	Shares	Value

COMMON STOCKS — 99.93%

AEROSPACE & DEFENSE — 13.75%
AAR Corp.	8,655	$133,720
Alliant Techsystems Inc.	7,112	379,070
BE Aerospace Inc.[a]	20,664	971,828
Boeing Co. (The)	142,151	10,917,197
Curtiss-Wright Corp.	9,996	352,759
Esterline Technologies Corp.[a,b]	6,518	446,418
Exelis Inc.	39,734	458,133
General Dynamics Corp.	63,933	4,315,478
Goodrich Corp.	26,788	3,360,822
Kaman Corp.	5,643	194,006
L-3 Communications Holdings Inc.	21,452	1,577,580
Lockheed Martin Corp.	55,324	5,009,035
Moog Inc. Class Aa,b	8,984	379,754
Northrop Grumman Corp.	52,280	3,308,278
Orbital Sciences Corp.[a,b]	12,494	156,925
Raytheon Co.	74,343	4,024,930
Rockwell Collins Inc.	31,428	1,756,511
Spirit AeroSystems Holdings Inc. Class Aa	25,301	632,525
Teledyne Technologies Inc.[a,b]	7,855	507,590
TransDigm Group Inc.[a]	9,894	1,247,831
Triumph Group Inc.	8,310	522,034
United Technologies Corp.	169,813	13,863,533

		54,515,957
AUTO MANUFACTURERS — 1.07%
Navistar International Corp.[a]	14,818	503,071
Oshkosh Corp.[a]	19,415	443,245
PACCAR Inc.	76,946	3,305,600

		4,251,916
AUTO PARTS & EQUIPMENT — 0.03%
Meritor Inc.[a]	20,120	130,981

		130,981
BUILDING MATERIALS — 1.34%
Eagle Materials Inc.	9,629	339,133
Fortune Brands Home & Security Inc.[a]	33,045	751,443
Lennox International Inc.	10,437	452,966
Louisiana-Pacific Corp.[a,b]	29,214	264,387
Martin Marietta Materials Inc.	9,744	807,583
Masco Corp.	77,230	1,017,891
Owens Corning[a]	24,424	838,964

Security	Shares	Value

Quanex Building Products Corp.	7,906	$145,708
Simpson Manufacturing Co. Inc.	8,589	266,517
Texas Industries Inc.	5,061	170,100
USG Corp.[a,b]	14,217	256,617

		5,311,309
CHEMICALS — 1.74%
Ecolab Inc.	58,159	3,704,147
Sherwin-Williams Co. (The)	18,759	2,256,332
Valspar Corp. (The)	18,682	955,584

		6,916,063
COMMERCIAL SERVICES — 6.27%
ABM Industries Inc.	9,504	221,253
Acacia Research Corp.[a]	9,194	376,954
Alliance Data Systems Corp.[a]	10,735	1,379,340
Automatic Data Processing Inc.	105,784	5,883,706
Brink’s Co. (The)	10,054	255,372
Convergys Corp.[a,b]	22,499	300,812
CoreLogic Inc.[a]	22,817	381,044
Corporate Executive Board Co. (The)	7,138	295,299
Corrections Corp. of America[a]	21,401	618,275
CoStar Group Inc.[a,b]	5,429	395,720
Deluxe Corp.	10,988	261,624
Euronet Worldwide Inc.[a,b]	10,444	225,904
FTI Consulting Inc.[a,b]	8,909	323,753
Genpact Ltd.[a]	22,631	377,485
GEO Group Inc. (The)[a]	13,417	277,866
Global Payments Inc.	16,838	781,788
Iron Mountain Inc.	36,397	1,105,377
Lender Processing Services Inc.	18,093	480,369
Manpower Inc.	17,601	749,803
Monster Worldwide Inc.[a]	26,385	227,702
Paychex Inc.	69,613	2,156,611
PHH Corp.[a,b]	12,040	186,620
Quanta Services Inc.[a]	44,575	985,999
R.R. Donnelley & Sons Co.[b]	40,268	503,753
Resources Connection Inc.	9,279	120,441
Robert Half International Inc.	30,723	915,545
Total System Services Inc.	43,261	1,017,499
Towers Watson & Co. Class A	12,592	823,517
TrueBlue Inc.[a,b]	8,614	148,678
United Rentals Inc.[a,b]	17,238	804,670
Verisk Analytics Inc. Class Aa	29,510	1,444,514

50	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDUSTRIAL SECTOR INDEX FUND

April 30, 2012

Security	Shares	Value

VistaPrint NVa,b	8,235	$307,083
Wright Express Corp.[a,b]	8,318	530,855

		24,865,231
COMPUTERS — 2.41%
Accenture PLC Class A	137,605	8,937,445
Jack Henry & Associates Inc.	18,535	629,448

		9,566,893
DISTRIBUTION & WHOLESALE — 1.99%
Arrow Electronics Inc.[a]	24,007	1,009,495
Fastenal Co.	63,337	2,965,438
United Stationers Inc.	9,145	259,352
W.W. Grainger Inc.	12,667	2,632,456
Watsco Inc.	5,399	388,458
WESCO International Inc.[a,b]	9,269	615,369

		7,870,568
DIVERSIFIED FINANCIAL SERVICES — 0.09%
Air Lease Corp.[a]	15,399	362,184

		362,184
ELECTRIC — 0.22%
MDU Resources Group Inc.	37,332	856,396

		856,396
ELECTRICAL COMPONENTS & EQUIPMENT — 3.60%
Acuity Brands Inc.	9,066	503,798
AMETEK Inc.	34,538	1,738,297
Belden Inc.	10,172	353,782
Emerson Electric Co.	157,935	8,297,905
EnerSys Inc.[a,b]	10,240	357,888
General Cable Corp.[a,b]	11,139	327,932
GrafTech International Ltd.[a]	28,074	329,589
Hubbell Inc. Class B	11,336	909,601
Littelfuse Inc.	4,931	309,026
Molex Inc.	13,816	381,183
Molex Inc. Class A NVS	17,092	391,407
Universal Display Corp.[a,b]	8,602	386,832

		14,287,240
ELECTRONICS — 8.74%
Agilent Technologies, Inc.	74,134	3,126,972
Amphenol Corp. Class A	35,602	2,069,900
Avnet Inc.[a]	31,160	1,124,253
AVX Corp.	10,994	139,624
Benchmark Electronics Inc.[a,b]	12,371	196,451

Security	Shares	Value

Brady Corp. Class A	10,569	$327,956
ESCO Technologies Inc.	5,655	194,532
FEI Co.[a,b]	8,056	404,170
Flextronics International Ltd.[a]	147,616	983,123
FLIR Systems Inc.	33,534	753,174
Honeywell International Inc.	153,268	9,297,237
Itron Inc.[a]	8,704	355,123
Jabil Circuit Inc.	41,369	970,103
Mettler-Toledo International Inc.[a,b]	6,850	1,228,342
National Instruments Corp.	20,037	545,006
PerkinElmer Inc.	24,437	674,461
Plexus Corp.[a,b]	7,423	240,282
TE Connectivity Ltd.	91,469	3,334,960
Thomas & Betts Corp.[a]	11,318	813,877
Trimble Navigation Ltd.[a]	26,304	1,424,099
Tyco International Ltd.	99,167	5,566,244
Vishay Intertechnology Inc.[a,b]	30,817	345,767
Woodward Inc.	12,470	518,627

		34,634,283
ENGINEERING & CONSTRUCTION — 1.86%
AECOM Technology Corp.[a,b]	21,911	483,576
Aegion Corp.[a,b]	8,407	153,428
EMCOR Group Inc.	14,219	416,901
Fluor Corp.	36,445	2,104,698
Foster Wheeler AGa	25,162	578,726
Granite Construction Inc.	7,336	204,234
Jacobs Engineering Group Inc.[a]	27,401	1,200,986
KBR Inc.	31,978	1,082,775
Shaw Group Inc. (The)[a]	13,971	422,902
URS Corp.	17,122	707,310

		7,355,536

ENVIRONMENTAL CONTROL — 2.24%
Clean Harbors Inc.[a,b]	9,996	682,127
Covanta Holding Corp.	24,841	398,698
Mine Safety Appliances Co.	6,892	292,634
Republic Services Inc.	65,245	1,785,756
Stericycle Inc.[a,b]	18,284	1,583,395
Tetra Tech Inc.[a,b]	13,360	356,712
Waste Connections Inc.	26,488	853,708
Waste Management Inc.	86,026	2,942,089

		8,895,119

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDUSTRIAL SECTOR INDEX FUND

April 30, 2012

Security	Shares	Value

FOREST PRODUCTS & PAPER — 0.29%
MeadWestvaco Corp.	36,667	$1,166,744

		1,166,744

HAND & MACHINE TOOLS — 0.56%
Kennametal Inc.	17,085	721,500
Lincoln Electric Holdings Inc.	18,124	888,257
Regal Beloit Corp.	8,936	604,431

		2,214,188

HOUSEWARES — 0.12%
Toro Co. (The)	6,374	455,486

		455,486

IRON & STEEL — 0.05%
Schnitzer Steel Industries Inc. Class A	5,179	206,487

		206,487

MACHINERY — 10.19%
AGCO Corp.[a]	20,730	965,396
Astec Industries Inc.[a,b]	3,970	124,221
Babcock & Wilcox Co. (The)[a]	25,117	617,878
Caterpillar Inc.	125,658	12,913,873
Cognex Corp.	8,232	331,338
Cummins Inc.	37,419	4,334,243
Deere & Co.	86,312	7,108,657
Flowserve Corp.	11,989	1,377,896
Gardner Denver Inc.	10,880	708,723
Graco Inc.	13,085	697,562
IDEX Corp.	17,865	773,733
Joy Global Inc.	23,008	1,628,276
Manitowoc Co. Inc. (The)	28,158	389,988
Nordson Corp.	12,750	687,225
Robbins & Myers Inc.	8,192	399,032
Rockwell Automation Inc.	30,762	2,379,133
Roper Industries Inc.	20,600	2,099,140
Terex Corp.[a,b]	23,570	533,625
Wabtec Corp.	10,313	802,145
Xylem Inc.	39,807	1,109,819
Zebra Technologies Corp. Class Aa	11,143	432,237

		40,414,140

MANUFACTURING — 23.56%
3M Co.	138,044	12,335,612
A.O. Smith Corp.	8,495	404,362

Security	Shares	Value

Actuant Corp. Class A	14,718	$401,360
AptarGroup Inc.	13,196	719,314
Carlisle Companies Inc.	13,125	722,662
Ceradyne Inc.	4,940	125,081
CLARCOR Inc.	10,808	519,000
Cooper Industries PLC	33,962	2,125,002
Crane Co.	10,881	480,179
Danaher Corp.	122,223	6,626,931
Donaldson Co. Inc.	29,685	1,028,882
Dover Corp.	39,947	2,503,079
Eaton Corp.	71,787	3,458,698
General Electric Co.	2,267,659	44,400,763
Harsco Corp.	17,216	383,917
Hexcel Corp.[a,b]	21,169	579,607
Illinois Tool Works Inc.	89,156	5,115,771
Ingersoll-Rand PLC	67,057	2,851,264
ITT Corp.	19,869	446,258
Pall Corp.	24,825	1,479,818
Parker Hannifin Corp.	32,486	2,848,697
Pentair Inc.	21,121	915,384
SPX Corp.	10,950	840,741
Textron Inc.	59,323	1,580,365
Trinity Industries Inc.	17,121	506,782

		93,399,529

METAL FABRICATE & HARDWARE — 1.90%
Kaydon Corp.	6,925	169,870
Mueller Industries Inc.	8,101	370,297
Precision Castparts Corp.	30,909	5,451,420
Timken Co. (The)	16,914	955,810
Valmont Industries Inc.	4,841	599,945

		7,547,342

MINING — 0.27%
Vulcan Materials Co.	25,063	1,072,947

		1,072,947

PACKAGING & CONTAINERS — 2.02%
Ball Corp.	35,133	1,467,154
Bemis Co. Inc.	22,237	720,256
Crown Holdings Inc.[a]	32,467	1,200,630
Greif Inc. Class A	5,276	283,005
Owens-Illinois Inc.[a]	35,456	824,352
Packaging Corp. of America	21,399	624,637

52	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDUSTRIAL SECTOR INDEX FUND

April 30, 2012

Security	Shares	Value

Rock-Tenn Co. Class A	15,303	$953,836
Sealed Air Corp.	41,212	790,446
Silgan Holdings Inc.	10,022	439,665
Sonoco Products Co.	21,561	714,316

		8,018,297

RETAIL — 0.46%
Coinstar Inc.[a]	6,590	413,786
MSC Industrial Direct Co. Inc. Class A	9,965	734,520
World Fuel Services Corp.	15,229	670,990

		1,819,296

SEMICONDUCTORS — 0.06%
Veeco Instruments Inc.[a]	8,298	250,516

		250,516

SHIPBUILDING — 0.10%
Huntington Ingalls Industries Inc.[a]	9,797	386,492

		386,492

SOFTWARE — 1.20%
Broadridge Financial Solutions Inc.	26,542	616,040
Fidelity National Information Services Inc.	54,783	1,844,544
Fiserv Inc.[a]	30,407	2,137,308
ManTech International Corp. Class A	5,015	157,571

		4,755,463

TELECOMMUNICATIONS — 0.32%
Anixter International Inc.[a]	6,161	422,522
IPG Photonics Corp.[a,b]	6,928	335,315
NeuStar Inc. Class Aa	14,012	509,336

		1,267,173

TEXTILES — 0.27%
Cintas Corp.	24,055	942,234
G&K Services Inc. Class A	4,015	131,933

		1,074,167

TRANSPORTATION — 13.10%
Alexander & Baldwin Inc.	8,858	453,175
C.H. Robinson Worldwide Inc.	35,267	2,106,851
Con-way Inc.	11,813	383,922
CSX Corp.	225,530	5,031,574
Expeditors International of Washington Inc.	45,782	1,831,280

Security	Shares	Value

FedEx Corp.	63,158	$5,573,062
Forward Air Corp.	6,112	206,463
Genesee & Wyoming Inc. Class Aa,b	8,591	463,141
Heartland Express Inc.	11,397	157,621
Hub Group Inc. Class Aa,b	7,968	278,880
J.B. Hunt Transport Services Inc.	20,813	1,151,583
Kansas City Southern Industries Inc.	23,573	1,815,592
Kirby Corp.[a,b]	11,961	793,852
Knight Transportation Inc.	12,126	199,109
Landstar System Inc.	10,093	540,682
Norfolk Southern Corp.	70,914	5,171,758
Old Dominion Freight Line Inc.[a,b]	11,704	520,477
Ryder System Inc.	11,005	536,164
Teekay Corp.	8,625	311,363
Union Pacific Corp.	103,764	11,667,224
United Parcel Service Inc. Class B	155,234	12,129,985
UTi Worldwide Inc.	21,793	363,289
Werner Enterprises Inc.	11,073	261,544

		51,948,591
TRUCKING & LEASING — 0.11%
GATX Corp.	9,994	428,443

		428,443

TOTAL COMMON STOCKS
(Cost: $429,903,535)		396,244,977

SHORT-TERM INVESTMENTS — 2.90%

MONEY MARKET FUNDS — 2.90%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.26%[c,d,e]	10,494,375	10,494,375
BlackRock Cash Funds: Prime, SL Agency Shares
0.24%[c,d,e]	762,858	762,858
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[c,d]	240,836	240,836

		11,498,069

TOTAL SHORT-TERM INVESTMENTS
(Cost: $11,498,069)		11,498,069

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDUSTRIAL SECTOR INDEX FUND

April 30, 2012

Security	Shares	Value

TOTAL INVESTMENTS IN SECURITIES — 102.83%
(Cost: $441,401,604)		$407,743,046

SHORT POSITIONS[f] — (0.03)%

COMMON STOCKS — (0.03)%
ACCO Brands Corp.[a]	(12,095)	(126,891)

		(126,891)

TOTAL SHORT POSITIONS (Proceeds: $126,891)		(126,891)
Other Assets, Less Liabilities — (2.80)%		(11,108,141)

NET ASSETS — 100.00%		$396,508,014

NVS — Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.
[f]	See Note 1.

See notes to financial statements.

54	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® DOW JONES U.S. FINANCIAL SERVICES INDEX FUND

April 30, 2012

Security	Shares	Value

COMMON STOCKS — 99.92%

BANKS — 68.45%
Associated Banc-Corp	39,209	$522,656
BancorpSouth Inc.[a]	17,714	238,608
Bank of America Corp.	2,282,870	18,514,076
Bank of Hawaii Corp.	10,524	514,518
Bank of New York Mellon Corp. (The)	272,808	6,451,909
BB&T Corp.	156,603	5,017,560
BOK Financial Corp.	6,036	344,233
Capital One Financial Corp.	110,924	6,154,063
CapitalSource Inc.[a]	62,298	401,822
Cathay General Bancorp	17,954	309,168
CIT Group Inc.[b]	45,347	1,716,384
Citigroup Inc.	655,971	21,673,282
City National Corp.	11,078	590,014
Comerica Inc.	45,486	1,456,462
Commerce Bancshares Inc.	17,953	719,915
Cullen/Frost Bankers Inc.	13,097	772,199
East West Bancorp Inc.	33,499	762,772
F.N.B. Corp.	31,618	358,864
Fifth Third Bancorp	207,708	2,955,685
First Financial Bankshares Inc.[a]	7,153	242,058
First Horizon National Corp.	59,490	546,118
First Midwest Bancorp Inc.	16,788	178,792
First Republic Bank[a,b]	17,701	584,664
FirstMerit Corp.	24,777	416,254
Fulton Financial Corp.	45,395	476,194
Glacier Bancorp Inc.[a]	16,345	243,540
Goldman Sachs Group Inc. (The)	94,461	10,877,184
Hancock Holding Co.	17,719	570,197
Huntington Bancshares Inc.	195,372	1,307,039
IBERIABANK Corp.	6,707	342,526
International Bancshares Corp.	13,023	256,944
J.P. Morgan Chase & Co.	860,040	36,964,519
KeyCorp	215,608	1,733,488
M&T Bank Corp.	28,463	2,455,503
MB Financial Inc.	12,483	258,024
Morgan Stanley	301,251	5,205,617
National Penn Bancshares Inc.	28,920	266,642
Northern Trust Corp.	49,240	2,343,332
Old National Bancorp	21,513	275,797
PacWest Bancorp	7,219	171,957

Security	Shares	Value

Park National Corp.[a]	3,021	$203,162
PNC Financial Services Group Inc. (The)[c]	119,106	7,899,110
Popular Inc.[b]	233,203	415,101
PrivateBancorp Inc.	14,815	233,040
Prosperity Bancshares Inc.	10,658	497,196
Regions Financial Corp.	319,348	2,152,405
Signature Bank[a,b]	10,451	686,526
State Street Corp.	111,410	5,149,370
SunTrust Banks Inc.	121,374	2,946,961
Susquehanna Bancshares Inc.	42,137	436,961
SVB Financial Group[a,b]	9,832	630,133
Synovus Financial Corp.	110,783	232,644
TCF Financial Corp.	34,245	392,790
Trustmark Corp.	13,035	331,741
U.S. Bancorp	432,821	13,923,852
UMB Financial Corp.	7,948	381,901
Umpqua Holdings Corp.	25,415	336,495
United Bankshares Inc.[a]	6,925	183,028
Valley National Bancorp	42,422	534,517
Webster Financial Corp.	16,797	381,796
Wells Fargo & Co.	1,127,892	37,705,430
Westamerica Bancorp	6,525	299,302
Wintrust Financial Corp.[a]	8,070	291,569
Zions Bancorp	41,374	843,616

		212,279,225
COMMERCIAL SERVICES — 10.22%
Equifax Inc.	27,477	1,258,996
MasterCard Inc. Class A	23,955	10,834,128
Moody’s Corp.	43,825	1,794,634
SEI Investments Co.	33,065	667,582
Visa Inc. Class A	118,447	14,566,612
Western Union Co.	140,302	2,578,751

		31,700,703
DIVERSIFIED FINANCIAL SERVICES — 18.75%
Affiliated Managers Group Inc.[b]	11,678	1,326,854
American Express Co.	233,035	14,031,037
Ameriprise Financial Inc.	51,267	2,779,184
BlackRock Inc.[c]	22,990	4,404,424
CBOE Holdings Inc.	20,407	539,561
Charles Schwab Corp. (The)	233,262	3,335,647
CME Group Inc.	14,463	3,844,555
Discover Financial Services	120,049	4,069,661

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. FINANCIAL SERVICES INDEX FUND

April 30, 2012

Security	Shares	Value

E*TRADE Financial Corp.[a,b]	59,165	$628,924
Eaton Vance Corp.	26,104	686,535
Federated Investors Inc. Class Ba	23,632	521,795
Franklin Resources Inc.	33,081	4,151,996
Greenhill & Co. Inc.	6,613	256,915
IntercontinentalExchange Inc.[a,b]	16,468	2,190,903
Invesco Ltd.	102,177	2,538,077
Janus Capital Group Inc.	42,548	322,514
Jefferies Group Inc.	33,637	535,837
Knight Capital Group Inc. Class Aa,b	22,518	295,887
Legg Mason Inc.	29,471	768,309
NASDAQ OMX Group Inc. (The)[b]	31,514	774,299
NYSE Euronext Inc.	59,416	1,529,962
Ocwen Financial Corp.[a,b]	24,540	365,891
Raymond James Financial Inc.	24,901	911,875
SLM Corp.	115,352	1,710,670
Stifel Financial Corp.[a,b]	12,216	444,907
T. Rowe Price Group Inc.	57,230	3,612,071
TD Ameritrade Holding Corp.	50,129	941,924
Waddell & Reed Financial Inc. Class A	19,509	623,898

		58,144,112
INSURANCE — 0.31%
Fidelity National Financial Inc. Class A	49,624	956,254

		956,254
RETAIL — 0.19%
Cash America International Inc.	6,761	316,076
EZCORP Inc. Class A NVS[a,b]	10,025	268,570

		584,646
SAVINGS & LOANS — 1.68%
Astoria Financial Corp.	20,611	199,721
Capitol Federal Financial Inc.	38,245	451,673
First Niagara Financial Group Inc.	66,766	596,888
Hudson City Bancorp Inc.	110,448	779,763
New York Community Bancorp Inc.	98,793	1,332,718
People’s United Financial Inc.	81,879	1,010,387
Provident Financial Services Inc.	12,873	189,233
TFS Financial Corp.[b]	21,138	207,787
Washington Federal Inc.	24,338	426,888

		5,195,058

Security	Shares	Value

SOFTWARE — 0.32%
MSCI Inc. Class Aa,b	27,188	$994,809

		994,809

TOTAL COMMON STOCKS
(Cost: $363,688,308)		309,854,807

SHORT-TERM INVESTMENTS — 1.28%

MONEY MARKET FUNDS — 1.28%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.26%[c,d,e]	3,554,423	3,554,423
BlackRock Cash Funds: Prime, SL Agency Shares
0.24%[c,d,e]	258,378	258,378
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[c,d]	148,017	148,017

		3,960,818

TOTAL SHORT-TERM INVESTMENTS
(Cost: $3,960,818)		3,960,818

TOTAL INVESTMENTS IN SECURITIES — 101.20%
(Cost: $367,649,126)		313,815,625
Other Assets, Less Liabilities — (1.20)%		(3,708,757)

NET ASSETS — 100.00%		$310,106,868

NVS — Non-Voting Shares

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

56	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® DOW JONES U.S. REAL ESTATE INDEX FUND

April 30, 2012

Security	Shares	Value

COMMON STOCKS — 99.90%

REAL ESTATE MANAGEMENT/SERVICES — 1.84%
CBRE Group Inc. Class Aa	2,364,805	$44,481,982
Jones Lang LaSalle Inc.	349,115	27,908,253

		72,390,235
REAL ESTATE OPERATING/DEVELOPMENT — 2.08%
Brookfield Office Properties Inc.	2,083,444	37,835,343
Forest City Enterprises Inc. Class Aa	1,077,874	17,192,091
Howard Hughes Corp. (The)[a]	203,165	13,634,403
St. Joe Co. (The)[a,b]	737,340	13,146,772

		81,808,609
REITs — APARTMENTS — 14.06%
American Campus Communities Inc.	559,410	24,865,775
Apartment Investment and Management Co. Class A	971,859	26,385,972
AvalonBay Communities Inc.	764,492	111,157,137
BRE Properties Inc. Class A	601,464	31,576,860
Camden Property Trust	631,954	42,764,327
Colonial Properties Trust[b]	702,992	15,725,931
Equity Residential	2,367,947	145,486,664
Essex Property Trust Inc.[b]	271,974	42,963,733
Home Properties Inc.[b]	388,329	23,707,485
Mid-America Apartment Communities Inc. [b]	298,996	20,352,658
Post Properties Inc.	428,753	20,880,271
UDR Inc.	1,761,859	46,389,747

		552,256,560
REITs — DIVERSIFIED — 18.22%
American Tower Corp.	3,159,778	207,218,241
Digital Realty Trust Inc.[b]	843,967	63,373,482
Duke Realty Corp.	2,029,441	30,076,316
DuPont Fabros Technology Inc.[b]	502,176	13,634,078
Entertainment Properties Trust[b]	374,536	17,973,983
Lexington Realty Trust[b]	1,093,262	9,730,032
Liberty Property Trust	921,475	33,587,764
Plum Creek Timber Co. Inc.[b]	1,309,242	55,040,534
Potlatch Corp.[b]	321,601	10,066,111
Rayonier Inc.	978,229	44,362,685
Vornado Realty Trust	1,481,303	127,155,050

Security	Shares	Value

Washington Real Estate Investment Trust[b]	531,270	$15,699,028
Weyerhaeuser Co.	4,292,703	87,399,433

		715,316,737
REITs — HEALTH CARE — 10.88%
HCP Inc.	3,264,481	135,312,737
Health Care REIT Inc.	1,690,722	95,796,309
Healthcare Realty Trust Inc.	625,623	13,438,382
Omega Healthcare Investors Inc.[b]	830,691	17,785,094
Senior Housing Properties Trust	1,309,361	28,910,691
Ventas Inc.	2,314,895	136,092,677

		427,335,890
REITs — HOTELS — 4.23%
DiamondRock Hospitality Co.[b]	1,352,562	14,377,734
Hospitality Properties Trust	991,906	27,356,767
Host Hotels & Resorts Inc.[b]	5,677,759	94,477,910
LaSalle Hotel Properties[b]	685,251	20,153,232
Sunstone Hotel Investors Inc.[a]	947,635	9,665,877

		166,031,520
REITs — MANUFACTURED HOMES — 0.59%
Equity Lifestyle Properties Inc.	332,262	23,238,404

		23,238,404
REITs — MORTGAGE — 7.88%
American Capital Agency Corp.	1,774,142	55,424,196
Annaly Capital Management Inc.[b]	7,791,465	127,156,709
Chimera Investment Corp.[b]	8,263,976	23,882,891
Hatteras Financial Corp.	745,779	21,724,542
Invesco Mortgage Capital Inc.	930,019	16,405,535
MFA Financial Inc.	2,866,011	21,151,161
Redwood Trust Inc.[b]	570,364	6,661,852
Starwood Property Trust Inc.	911,282	19,018,455
Two Harbors Investment Corp.	1,725,843	18,052,318

		309,477,659
REITs — OFFICE PROPERTY — 10.30%
Alexandria Real Estate Equities Inc.	498,114	37,318,701
BioMed Realty Trust Inc.[b]	1,234,207	24,461,983
Boston Properties Inc.	1,170,597	126,717,125
Brandywine Realty Trust[b]	1,081,218	12,823,246
CommonWealth REIT	672,597	12,611,194
Corporate Office Properties Trust[b]	578,146	13,615,338
Douglas Emmett Inc.[b]	1,026,806	23,862,971
Franklin Street Properties Corp.[b]	594,258	5,984,178

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. REAL ESTATE INDEX FUND

April 30, 2012

Security	Shares	Value

Highwoods Properties Inc.[b]	575,961	$20,003,126
Kilroy Realty Corp.[b]	539,261	25,587,934
Mack-Cali Realty Corp.	699,931	20,102,018
Piedmont Office Realty Trust Inc. Class A	1,389,141	24,643,361
SL Green Realty Corp.	687,309	56,661,754

		404,392,929
REITs — OUTLET CENTERS — 1.61%
National Retail Properties Inc.[b]	771,324	21,118,851
Realty Income Corp.[b]	1,071,333	42,146,240

		63,265,091
REITs — REGIONAL MALLS — 14.40%
CBL & Associates Properties Inc.[b]	1,132,493	21,098,344
General Growth Properties Inc.	3,093,627	55,066,561
Macerich Co. (The)	1,060,780	65,312,225
Simon Property Group Inc.	2,354,014	366,284,578
Tanger Factory Outlet Centers Inc.	691,393	21,654,429
Taubman Centers Inc.	464,299	35,834,597

		565,250,734
REITs — SHOPPING CENTERS — 5.15%
DDR Corp.[b]	1,937,291	28,671,907
Federal Realty Investment Trust	512,048	51,542,752
Kimco Realty Corp.	3,268,550	63,442,555
Regency Centers Corp.	723,436	32,525,683
Weingarten Realty Investors[b]	971,541	25,804,129

		201,987,026
REITs — STORAGE — 4.72%
Extra Space Storage Inc.	758,457	23,019,170
Public Storage	1,133,820	162,431,053

		185,450,223
REITs — WAREHOUSE/INDUSTRIAL — 3.94%
DCT Industrial Trust Inc.[b]	1,976,058	11,718,024
EastGroup Properties Inc.	216,791	10,904,587
Prologis Inc.	3,690,405	132,042,691

		154,665,302

TOTAL COMMON STOCKS
(Cost: $3,873,638,541)		3,922,866,919

Security	Shares	Value

SHORT-TERM INVESTMENTS — 12.08%

MONEY MARKET FUNDS — 12.08%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.26%[c,d,e]	435,765,405	$435,765,405
BlackRock Cash Funds: Prime, SL Agency Shares
0.24%[c,d,e]	31,676,682	31,676,682
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[c,d]	7,158,617	7,158,617

		474,600,704

TOTAL SHORT-TERM INVESTMENTS
(Cost: $474,600,704)		474,600,704

TOTAL INVESTMENTS IN SECURITIES — 111.98%
(Cost: $4,348,239,245)		4,397,467,623
Other Assets, Less Liabilities — (11.98)%		(470,523,114)

NET ASSETS — 100.00%		$3,926,944,509

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

58	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI KLD 400 SOCIAL INDEX FUND

April 30, 2012

Security	Shares	Value

COMMON STOCKS — 99.76%

AEROSPACE & DEFENSE — 0.05%
Spirit AeroSystems Holdings Inc. Class Aa,b	3,544	$88,600

		88,600
AIRLINES — 0.03%
Southwest Airlines Co.	6,003	49,705

		49,705
APPAREL — 1.03%
Columbia Sportswear Co.	353	16,626
Deckers Outdoor Corp.[a,b]	1,149	58,611
Nike Inc. Class B	10,631	1,189,290
Under Armour Inc. Class Aa,b	1,144	112,032
VF Corp.	2,646	402,324

		1,778,883
AUTO PARTS & EQUIPMENT — 0.61%
BorgWarner Inc.[a]	3,285	259,647
Fuel Systems Solutions Inc.[a,b]	511	11,983
Johnson Controls Inc.	20,403	652,284
Modine Manufacturing Co.[a]	1,188	9,385
WABCO Holdings Inc.[a]	1,942	122,404

		1,055,703
BANKS — 4.65%
Bank of Hawaii Corp.	1,412	69,033
Bank of New York Mellon Corp. (The)	36,339	859,417
BB&T Corp.	20,903	669,732
Capital One Financial Corp.	14,946	829,204
Cathay General Bancorp	2,227	38,349
Comerica Inc.	6,007	192,344
Fifth Third Bancorp	27,562	392,207
First Horizon National Corp.	7,836	71,935
Heartland Financial USA Inc.	332	6,149
International Bancshares Corp.	1,603	31,627
KeyCorp	28,516	229,269
M&T Bank Corp.	3,389	292,369
Northern Trust Corp.	6,501	309,383
Old National Bancorp	2,826	36,229
PNC Financial Services Group Inc. (The)[c]	15,782	1,046,662
Popular Inc.[a]	30,454	54,208
Regions Financial Corp.	42,398	285,763
State Street Corp.	14,738	681,190
Synovus Financial Corp.	21,673	45,513

Security	Shares	Value

U.S. Bancorp	57,181	$1,839,513
Umpqua Holdings Corp.	3,389	44,870

		8,024,966
BEVERAGES — 2.08%
Coca-Cola Enterprises Inc.	9,341	281,351
Green Mountain Coffee Roasters Inc.[a]	3,935	191,831
Peet’s Coffee & Tea Inc.[a]	379	29,115
PepsiCo Inc.	46,835	3,091,110

		3,593,407
BIOTECHNOLOGY — 2.54%
Amgen Inc.	23,773	1,690,498
Amylin Pharmaceuticals Inc.[a]	4,586	118,823
Biogen Idec Inc.[a]	6,922	927,617
Cubist Pharmaceuticals Inc.[a,b]	1,829	77,330
Gilead Sciences Inc.[a]	22,502	1,170,329
Illumina Inc.[a,b]	3,678	163,781
Life Technologies Corp.[a]	5,315	246,404

		4,394,782
BUILDING MATERIALS — 0.18%
Apogee Enterprises Inc.	850	13,056
Masco Corp.	10,705	141,092
Owens Corning[a]	3,395	116,618
Simpson Manufacturing Co. Inc.	1,158	35,933

		306,699
CHEMICALS — 1.70%
Air Products and Chemicals Inc.	6,304	538,929
Airgas Inc.	2,161	198,034
Ecolab Inc.	9,000	573,210
H.B. Fuller Co.	1,461	48,067
Minerals Technologies Inc.	544	36,502
Praxair Inc.	8,984	1,039,449
Rockwood Holdings Inc.[a]	1,945	107,636
Sigma-Aldrich Corp.	3,593	254,744
Valspar Corp. (The)	2,665	136,315
Zoltek Companies Inc.[a]	852	9,397

		2,942,283
COMMERCIAL SERVICES — 1.04%
Automatic Data Processing Inc.	14,657	815,222
Capella Education Co.[a,b]	441	14,425
Convergys Corp.[a,b]	3,616	48,346
Cross Country Healthcare Inc.[a,b]	824	3,799
Deluxe Corp.	1,533	36,501

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (Continued)

iSHARES® MSCI KLD 400 SOCIAL INDEX FUND

April 30, 2012

Security	Shares	Value

DeVry Inc.	1,818	$58,449
Kelly Services Inc. Class A	896	12,535
Manpower Inc.	2,441	103,987
Monster Worldwide Inc.[a,b]	3,627	31,301
Paychex Inc.	9,760	302,365
PHH Corp.[a,b]	1,663	25,776
Quanta Services Inc.[a]	6,209	137,343
R.R. Donnelley & Sons Co.[b]	5,634	70,481
Robert Half International Inc.	4,102	122,239
Team Inc.[a,b]	555	16,445

		1,799,214
COMPUTERS — 7.15%
Dell Inc.[a]	48,435	792,881
Echelon Corp.[a,b]	955	4,164
EMC Corp.[a]	61,110	1,723,913
Hewlett-Packard Co.	59,526	1,473,864
IHS Inc. Class Aa	1,261	127,449
Imation Corp.[a]	895	5,191
International Business Machines Corp.	35,307	7,311,374
Lexmark International Inc. Class A	2,253	67,815
NetApp Inc.[a]	11,043	428,800
Seagate Technology PLC	12,577	386,868
Silicon Graphics International Corp.[a,b]	835	7,882
Super Micro Computer Inc.[a,b]	804	14,191

		12,344,392
COSMETICS & PERSONAL CARE — 4.29%
Avon Products Inc.	12,867	277,927
Colgate-Palmolive Co.	14,498	1,434,432
Estee Lauder Companies Inc. (The) Class A	6,984	456,404
Procter & Gamble Co. (The)	82,423	5,245,400

		7,414,163
DISTRIBUTION & WHOLESALE — 0.62%
Fastenal Co.	8,405	393,522
Genuine Parts Co.	4,686	303,559
W.W. Grainger Inc.	1,775	368,881

		1,065,962
DIVERSIFIED FINANCIAL SERVICES — 3.53%
American Express Co.	31,317	1,885,597
BlackRock Inc.[c]	3,127	599,071
Charles Schwab Corp. (The)	32,353	462,648
CME Group Inc.	1,890	502,400
Discover Financial Services	16,476	558,536

Security	Shares	Value

Eaton Vance Corp.	3,531	$92,865
Franklin Resources Inc.	4,628	580,860
IntercontinentalExchange Inc.[a]	2,177	289,628
Invesco Ltd.	13,510	335,588
Legg Mason Inc.	3,983	103,837
NYSE Euronext Inc.	7,842	201,932
T. Rowe Price Group Inc.	7,572	477,907

		6,090,869
ELECTRIC — 1.24%
Alliant Energy Corp.	3,319	150,152
Avista Corp.	1,750	46,270
Calpine Corp.[a]	9,601	180,019
CH Energy Group Inc.	440	28,873
Cleco Corp.	1,836	74,909
Consolidated Edison Inc.	8,780	521,971
IDACORP Inc.	1,475	60,091
ITC Holdings Corp.	1,533	118,746
MDU Resources Group Inc.	5,634	129,244
MGE Energy Inc.	684	31,286
National Fuel Gas Co.	2,107	99,703
Northeast Utilities	9,371	344,572
OGE Energy Corp.	2,925	157,833
Ormat Technologies Inc.	531	10,498
Pepco Holdings Inc.	6,765	127,994
Portland General Electric Co.	2,240	57,859

		2,140,020
ELECTRICAL COMPONENTS & EQUIPMENT — 0.95%
American Superconductor Corp.[a,b]	1,452	5,997
AMETEK Inc.	4,825	242,842
Emerson Electric Co.	22,043	1,158,139
General Cable Corp.[a,b]	1,543	45,426
Hubbell Inc. Class B	1,532	122,928
Molex Inc.	1,867	51,510
SunPower Corp.[a,b]	1,180	6,620

		1,633,462
ELECTRONICS — 0.61%
Brady Corp. Class A	1,467	45,521
Itron Inc.[a,b]	1,208	49,286
Thermo Fisher Scientific Inc.	11,327	630,348
Thomas & Betts Corp.[a]	1,495	107,506
Waters Corp.[a]	2,684	225,751

		1,058,412

60	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI KLD 400 SOCIAL INDEX FUND

April 30, 2012

Security	Shares	Value

ENERGY — ALTERNATE SOURCES — 0.02%
Clean Energy Fuels Corp.[a,b]	1,451	$27,917

		27,917
ENGINEERING & CONSTRUCTION — 0.05%
EMCOR Group Inc.	1,980	58,054
Granite Construction Inc.	1,025	28,536

		86,590
ENTERTAINMENT — 0.02%
Vail Resorts Inc.	1,066	43,471

		43,471
ENVIRONMENTAL CONTROL — 0.20%
Calgon Carbon Corp.[a]	1,676	23,196
Darling International Inc.[a]	3,522	57,690
Stericycle Inc.[a]	2,422	209,745
Tetra Tech Inc.[a,b]	1,858	49,609

		340,240
FOOD — 3.51%
Campbell Soup Co.	5,753	194,624
Dean Foods Co.[a]	5,448	66,901
Flowers Foods Inc.	3,479	74,625
General Mills Inc.	19,296	750,422
H.J. Heinz Co.	9,608	512,203
Hain Celestial Group Inc.[a]	1,062	50,233
J.M. Smucker Co. (The)	3,420	272,335
Kellogg Co.	7,530	380,792
Kraft Foods Inc. Class A	50,279	2,004,624
McCormick & Co. Inc. NVS	3,584	200,381
Safeway Inc.[b]	10,183	207,020
Sara Lee Corp.	16,811	370,514
Sysco Corp.	17,699	511,501
Tootsie Roll Industries Inc.[b]	572	13,619
United Natural Foods Inc.[a,b]	1,383	68,168
Whole Foods Market Inc.	4,571	379,713

		6,057,675
FOREST PRODUCTS & PAPER — 0.16%
Domtar Corp.	1,135	99,290
MeadWestvaco Corp.	5,105	162,441
Wausau Paper Corp.	1,409	12,765

		274,496

Security	Shares	Value

GAS — 0.64%
AGL Resources Inc.	3,494	$137,768
Atmos Energy Corp.	2,705	88,129
CenterPoint Energy Inc.	12,084	244,218
New Jersey Resources Corp.	1,229	53,142
NiSource Inc.	8,408	207,257
Northwest Natural Gas Co.	789	36,057
Piedmont Natural Gas Co.	2,160	65,837
Questar Corp.	5,277	104,221
UGI Corp.	3,441	100,408
WGL Holdings Inc.	1,519	60,927

		1,097,964
HAND & MACHINE TOOLS — 0.33%
Lincoln Electric Holdings Inc.	2,381	116,693
Snap-on Inc.	1,656	103,566
Stanley Black & Decker Inc.	4,807	351,680

		571,939
HEALTH CARE — PRODUCTS — 3.09%
Affymetrix Inc.[a]	2,015	8,906
Baxter International Inc.	16,899	936,373
Becton, Dickinson and Co.	6,437	504,983
Edwards Lifesciences Corp.[a]	3,432	284,753
Gen-Probe Inc.[a]	1,394	113,681
Henry Schein Inc.[a,b]	2,707	207,735
Hill-Rom Holdings Inc.	1,871	60,714
Hospira Inc.[a]	4,929	173,106
IDEXX Laboratories Inc.[a,b]	1,683	147,986
Intuitive Surgical Inc.[a]	1,169	675,916
Invacare Corp.	875	13,869
Medtronic Inc.	31,634	1,208,419
St. Jude Medical Inc.	9,555	369,970
TECHNE Corp.	1,048	70,153
Varian Medical Systems Inc.[a,b]	3,373	213,916
Zimmer Holdings Inc.	5,367	337,745

		5,328,225
HEALTH CARE — SERVICES — 1.07%
Cigna Corp.	8,554	395,451
Health Management Associates Inc. Class Aa	7,527	54,194
Humana Inc.	4,896	395,009
Molina Healthcare Inc.[a,b]	840	21,546

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (Continued)

iSHARES® MSCI KLD 400 SOCIAL INDEX FUND

April 30, 2012

Security	Shares	Value

Quest Diagnostics Inc.	4,717	$272,124
WellPoint Inc.	10,419	706,617

		1,844,941
HOME BUILDERS — 0.08%
KB Home[b]	2,034	17,655
Meritage Homes Corp.[a,b]	862	24,472
PulteGroup Inc.[a,b]	10,234	100,703

		142,830
HOME FURNISHINGS — 0.14%
Harman International Industries Inc.	2,096	103,919
Whirlpool Corp.	2,288	146,478

		250,397
HOUSEHOLD PRODUCTS & WARES — 0.83%
Avery Dennison Corp.	3,018	96,516
Clorox Co. (The)	3,949	276,825
Kimberly-Clark Corp.	11,821	927,594
Tupperware Brands Corp.	1,717	106,952
WD-40 Co.	479	21,593

		1,429,480
INSURANCE — 2.51%
ACE Ltd.	10,098	767,145
Aflac Inc.	13,998	630,470
Chubb Corp. (The)	8,330	608,673
Cincinnati Financial Corp.	4,637	165,170
Erie Indemnity Co. Class A	868	66,749
Hartford Financial Services Group Inc. (The)	12,691	260,800
Lincoln National Corp.	9,046	224,069
PartnerRe Ltd.	1,921	133,740
Phoenix Companies Inc. (The)[a,b]	3,527	7,407
Principal Financial Group Inc.	9,143	252,987
Progressive Corp. (The)	17,560	374,028
StanCorp Financial Group Inc.	1,338	51,353
Travelers Companies Inc. (The)	12,366	795,381

		4,337,972
INTERNET — 4.12%
eBay Inc.[a]	34,806	1,428,786
Google Inc. Class Aa	7,669	4,641,509
Netflix Inc.[a]	1,574	126,140
Symantec Corp.[a]	22,143	365,802
Yahoo! Inc.[a]	35,299	548,547

		7,110,784

Security	Shares	Value

IRON & STEEL — 0.23%
Nucor Corp.	9,491	$372,142
Schnitzer Steel Industries Inc. Class A	742	29,584

		401,726
LEISURE TIME — 0.21%
Harley-Davidson Inc.	6,961	364,269

		364,269
LODGING — 0.02%
Choice Hotels International Inc.	891	33,519

		33,519
MACHINERY — 1.61%
Cummins Inc.	5,488	635,675
Deere & Co.	12,417	1,022,664
Gardner Denver Inc.	1,515	98,687
Graco Inc.	1,759	93,772
Kadant Inc.[a,b]	373	9,650
Lindsay Corp.	372	24,846
Middleby Corp. (The)[a,b]	530	53,779
Nordson Corp.	1,720	92,708
Rockwell Automation Inc.	4,240	327,922
Roper Industries Inc.	2,889	294,389
Tennant Co.	511	22,637
Wabtec Corp.	1,445	112,392

		2,789,121
MANUFACTURING — 2.74%
3M Co.	19,946	1,782,374
A.O. Smith Corp.	1,146	54,550
CLARCOR Inc.	1,420	68,188
Cooper Industries PLC	4,733	296,144
Donaldson Co. Inc.	4,182	144,948
Dover Corp.	5,554	348,014
Eaton Corp.	9,513	458,336
Illinois Tool Works Inc.	13,028	747,547
Ingersoll-Rand PLC	9,354	397,732
Leggett & Platt Inc.	4,234	92,174
Pall Corp.	3,466	206,608
Pentair Inc.	2,955	128,070

		4,724,685
MEDIA — 1.70%
Discovery Communications Inc. Series Aa	4,226	229,979
FactSet Research Systems Inc.	1,300	136,318

62	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI KLD 400 SOCIAL INDEX FUND

April 30, 2012

Security	Shares	Value

John Wiley & Sons Inc. Class A	1,390	$62,814
Liberty Global Inc. Series Aa	4,146	206,513
New York Times Co. (The) Class Aa,b	3,675	23,189
Scholastic Corp.	829	25,326
Walt Disney Co. (The)	51,128	2,204,128
Washington Post Co. (The) Class B	142	53,700

		2,941,967
METAL FABRICATE & HARDWARE — 0.10%
Timken Co. (The)	2,496	141,049
Worthington Industries Inc.	1,710	30,506

		171,555
MINING — 0.23%
Alcoa Inc.	31,908	310,465
Compass Minerals International Inc.	982	75,142
Horsehead Holding Corp.[a,b]	1,312	14,734

		400,341
OFFICE & BUSINESS EQUIPMENT — 0.25%
Pitney Bowes Inc.	6,052	103,671
Xerox Corp.	41,438	322,387

		426,058
OFFICE FURNISHINGS — 0.08%
Herman Miller Inc.	1,676	32,732
HNI Corp.	1,335	32,200
Interface Inc. Class A	1,723	24,398
Knoll Inc.	1,410	20,854
Steelcase Inc. Class A	2,564	22,153

		132,337
OIL & GAS — 3.67%
Apache Corp.	11,506	1,103,886
Chesapeake Energy Corp.	19,780	364,743
Denbury Resources Inc.[a]	11,737	223,472
Devon Energy Corp.	11,496	802,996
EOG Resources Inc.	8,065	885,618
EQT Corp.	4,248	211,635
Hess Corp.	9,173	478,280
Newfield Exploration Co.[a]	4,009	143,923
Noble Corp.[a,b]	7,824	297,781
Noble Energy Inc.	5,296	525,999
Pioneer Natural Resources Co.	3,286	380,585
QEP Resources Inc.	5,297	163,201
Quicksilver Resources Inc.[a,b]	2,809	13,202

Security	Shares	Value

Range Resources Corp.	4,830	$321,968
Southwestern Energy Co.[a]	10,437	329,600
Ultra Petroleum Corp.[a,b]	4,575	90,402

		6,337,291
OIL & GAS SERVICES — 0.98%
Cameron International Corp.[a]	7,348	376,585
FMC Technologies Inc.[a]	7,136	335,392
National Oilwell Varco Inc.	12,715	963,288
OYO Geospace Corp.[a,b]	180	20,740

		1,696,005
PACKAGING & CONTAINERS — 0.36%
Ball Corp.	4,649	194,142
Bemis Co. Inc.	3,081	99,794
Rock-Tenn Co. Class A	2,126	132,514
Sealed Air Corp.	5,153	98,834
Sonoco Products Co.	2,989	99,026

		624,310
PHARMACEUTICALS — 8.34%
Abbott Laboratories	46,667	2,896,154
Bristol-Myers Squibb Co.	50,763	1,693,961
Endo Pharmaceuticals Holdings Inc.[a,b]	3,494	122,779
Johnson & Johnson	81,809	5,324,948
McKesson Corp.	7,368	673,509
Merck & Co. Inc.	91,309	3,582,965
Patterson Companies Inc.	2,874	97,975

		14,392,291
PIPELINES — 0.35%
Spectra Energy Corp.	19,501	599,461

		599,461
REAL ESTATE — 0.19%
CBRE Group Inc. Class Aa	8,822	165,942
Forest City Enterprises Inc. Class Aa	4,048	64,565
Jones Lang LaSalle Inc.	1,299	103,842

		334,349
REAL ESTATE INVESTMENT TRUSTS — 1.45%
American Tower Corp.	11,769	771,811
Boston Properties Inc.[b]	4,425	479,007
Corporate Office Properties Trust	2,151	50,656
Liberty Property Trust[b]	3,465	126,299
Potlatch Corp.[b]	1,196	37,435
Prologis Inc.	13,740	491,617

SCHEDULES OF INVESTMENTS	63

Schedule of Investments (Continued)

iSHARES® MSCI KLD 400 SOCIAL INDEX FUND

April 30, 2012

Security	Shares	Value

Regency Centers Corp.	2,696	$121,212
Vornado Realty Trust[b]	4,976	427,140

		2,505,177
RETAIL — 10.33%
AutoZone Inc.[a]	716	283,651
Bed Bath & Beyond Inc.[a]	7,329	515,888
Best Buy Co. Inc.[b]	9,230	203,706
Buckle Inc. (The)[b]	848	39,161
CarMax Inc.[a]	6,759	208,650
Charming Shoppes Inc.[a,b]	3,402	20,072
Chipotle Mexican Grill Inc.[a]	938	388,473
Collective Brands Inc.[a,b]	1,832	38,051
Costco Wholesale Corp.	12,982	1,144,623
CVS Caremark Corp.	38,992	1,739,823
Darden Restaurants Inc.	3,947	197,666
Foot Locker Inc.	4,600	140,714
Gap Inc. (The)	9,503	270,835
Home Depot Inc. (The)	46,183	2,391,818
J.C. Penney Co. Inc.	4,785	172,547
Jack in the Box Inc.[a]	1,117	25,378
Kohl’s Corp.	7,211	361,487
Liz Claiborne Inc.[a]	2,776	37,198
Lowe’s Companies Inc.	37,765	1,188,465
McDonald’s Corp.	30,650	2,986,842
Men’s Wearhouse Inc. (The)	1,479	54,782
Nordstrom Inc.	5,030	280,976
Nu Skin Enterprises Inc. Class A	1,679	89,491
Office Depot Inc.[a,b]	8,471	25,752
OfficeMax Inc.[a]	2,574	11,969
Pep Boys — Manny, Moe & Jack (The)	1,478	22,067
PVH Corp.	1,816	161,261
RadioShack Corp.[b]	3,000	15,540
Staples Inc.	20,961	322,799
Starbucks Corp.	22,329	1,281,238
Target Corp.	19,113	1,107,407
Tiffany & Co.	3,615	247,483
TJX Companies Inc. (The)	22,585	942,020
Walgreen Co.	26,301	922,113

		17,839,946
SAVINGS & LOANS —0.24%
Hudson City Bancorp Inc.	14,127	99,737
New York Community Bancorp Inc.	13,054	176,098

Security	Shares	Value

People’s United Financial Inc.	10,827	$133,605

		409,440
SEMICONDUCTORS — 6.04%
Advanced Micro Devices Inc.[a,b]	17,704	130,302
Analog Devices Inc.	8,947	348,754
Applied Materials Inc.	39,495	473,545
Cree Inc.[a,b]	3,296	101,847
Entegris Inc.[a]	4,078	36,090
First Solar Inc.[a,b]	1,673	30,783
Intel Corp.	152,538	4,332,079
Lam Research Corp.[a,b]	3,582	149,190
LSI Corp.[a]	16,715	134,389
Novellus Systems Inc.[a,b]	1,995	93,266
QUALCOMM Inc.	50,358	3,214,855
Texas Instruments Inc.	34,229	1,093,274
Xilinx Inc.	7,860	285,947

		10,424,321
SOFTWARE — 5.66%
Adobe Systems Inc.[a]	14,751	495,044
Advent Software Inc.[a,b]	1,017	27,449
Autodesk Inc.[a]	6,791	267,362
BMC Software Inc.[a]	5,101	210,467
Cerner Corp.[a]	4,313	349,741
Compuware Corp.[a]	6,574	57,325
Electronic Arts Inc.[a]	9,919	152,554
Microsoft Corp.	226,808	7,262,392
Red Hat Inc.[a]	5,771	344,010
Salesforce.com Inc.[a]	3,874	603,298

		9,769,642
TELECOMMUNICATIONS — 3.23%
Cincinnati Bell Inc.[a,b]	5,583	21,216
Cisco Systems Inc.	161,051	3,245,178
Corning Inc.	47,126	676,258
Crown Castle International Corp.[a]	8,520	482,317
Frontier Communications Corp.[b]	29,690	119,948
Leap Wireless International Inc.[a]	1,871	10,496
MetroPCS Communications Inc.[a]	7,600	55,480
Plantronics Inc.	1,307	50,084
Polycom Inc.[a]	5,297	70,291
SBA Communications Corp. Class Aa	3,475	186,747
Sprint Nextel Corp.[a]	89,502	221,965
Tellabs Inc.	10,278	38,748

64	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI KLD 400 SOCIAL INDEX FUND

April 30, 2012

Security	Shares	Value

Virgin Media Inc.	8,563	$210,307
Windstream Corp.	17,476	196,430

		5,585,465
TOYS, GAMES & HOBBIES — 0.20%
Mattel Inc.	10,148	340,973

		340,973
TRANSPORTATION — 2.48%
Arkansas Best Corp.	724	11,106
C.H. Robinson Worldwide Inc.	4,930	294,518
CSX Corp.	31,465	701,984
Expeditors International of Washington Inc.	6,348	253,920
Genesee & Wyoming Inc. Class Aa	1,203	64,854
J.B. Hunt Transport Services Inc.	2,802	155,035
Kansas City Southern Industries Inc.	3,287	253,165
Norfolk Southern Corp.	10,690	779,622
Ryder System Inc.	1,528	74,444
United Parcel Service Inc. Class B	21,682	1,694,231

		4,282,879

TOTAL COMMON STOCKS
(Cost: $144,192,439)		172,253,571

SHORT-TERM INVESTMENTS — 1.65%

MONEY MARKET FUNDS — 1.65%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.26%[c,d,e]	2,375,866	2,375,866
BlackRock Cash Funds: Prime, SL Agency Shares
0.24%[c,d,e]	172,707	172,707
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[c,d]	299,375	299,375

		2,847,948

Security	Shares	Value

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,847,948)		2,847,948

TOTAL INVESTMENTS IN SECURITIES — 101.41%
(Cost: $147,040,387)		175,101,519
Other Assets, Less Liabilities — (1.41)%		(2,438,467)

NET ASSETS — 100.00%		$172,663,052

NVS — Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	65

Schedule of Investments

iSHARES® MSCI USA ESG SELECT SOCIAL INDEX FUND

April 30, 2012

Security	Shares	Value

COMMON STOCKS — 99.81%

AEROSPACE & DEFENSE — 1.86%
Rockwell Collins Inc.	62,949	$3,518,220

		3,518,220
APPAREL — 2.43%
Nike Inc. Class B	41,118	4,599,871

		4,599,871
AUTO MANUFACTURERS — 0.24%
Ford Motor Co.	40,451	456,287

		456,287
AUTO PARTS & EQUIPMENT — 0.94%
Johnson Controls Inc.	55,404	1,771,266

		1,771,266
BANKS — 3.87%
Bank of New York Mellon Corp. (The)	20,122	475,885
BB&T Corp.	12,587	403,288
Comerica Inc.	7,622	244,056
Fifth Third Bancorp	31,702	451,119
KeyCorp	158,300	1,272,732
M&T Bank Corp.	13,187	1,137,643
Northern Trust Corp.	8,783	417,983
PNC Financial Services Group Inc. (The)[a]	5,001	331,666
Regions Financial Corp.	47,398	319,463
State Street Corp.	10,043	464,187
U.S. Bancorp	55,604	1,788,781

		7,306,803
BEVERAGES — 0.32%
Coca-Cola Enterprises Inc.	11,175	336,591
Green Mountain Coffee Roasters Inc.[b,c]	5,502	268,222

		604,813
BIOTECHNOLOGY — 0.80%
Amgen Inc.	2,935	208,708
Biogen Idec Inc.[b]	2,307	309,161
Gilead Sciences Inc.[b]	15,329	797,261
Life Technologies Corp.[b]	4,284	198,606

		1,513,736
CHEMICALS — 1.11%
Air Products and Chemicals Inc.	8,608	735,898
Ecolab Inc.	10,921	695,559

Security	Shares	Value

Praxair Inc.	5,812	$672,448

		2,103,905
COMMERCIAL SERVICES — 0.10%
Manpower Inc.	4,603	196,088

		196,088
COMPUTERS — 10.04%
Accenture PLC Class A	47,000	3,052,650
Apple Inc.[b]	7,953	4,646,461
Dell Inc.[b]	199,880	3,272,036
Hewlett-Packard Co.	63,069	1,561,588
International Business Machines Corp.	31,119	6,444,122

		18,976,857
COSMETICS & PERSONAL CARE — 4.28%
Avon Products Inc.	22,979	496,346
Colgate-Palmolive Co.	13,626	1,348,157
Estee Lauder Companies Inc. (The) Class A	35,019	2,288,492
Procter & Gamble Co. (The)	62,199	3,958,344

		8,091,339
DISTRIBUTION & WHOLESALE — 0.20%
W.W. Grainger Inc.	1,819	378,025

		378,025
DIVERSIFIED FINANCIAL SERVICES — 4.10%
American Express Co.	50,787	3,057,885
Ameriprise Financial Inc.	5,216	282,759
Charles Schwab Corp. (The)	14,668	209,752
CME Group Inc.	7,939	2,110,345
Eaton Vance Corp.	7,250	190,675
Franklin Resources Inc.	2,891	362,850
IntercontinentalExchange Inc.[b]	3,769	501,428
Legg Mason Inc.	6,844	178,423
T. Rowe Price Group Inc.	13,592	857,859

		7,751,976
ELECTRIC — 2.26%
Consolidated Edison Inc.	3,218	191,310
NextEra Energy Inc.	9,613	618,597
PG&E Corp.	72,485	3,202,387
Xcel Energy Inc.	9,712	262,807

		4,275,101

66	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI USA ESG SELECT SOCIAL INDEX FUND

April 30, 2012

Security	Shares	Value

ELECTRICAL COMPONENTS & EQUIPMENT — 0.40%
Emerson Electric Co.	14,460	$759,728

		759,728
ELECTRONICS — 1.63%
Agilent Technologies, Inc.	31,896	1,345,373
Tyco International Ltd.	8,291	465,374
Waters Corp.(b)	15,122	1,271,912

		3,082,659
FOOD — 6.99%
Campbell Soup Co.	37,534	1,269,775
General Mills Inc.	42,378	1,648,081
H.J. Heinz Co.	41,399	2,206,981
Hormel Foods Corp.	9,171	266,509
Kellogg Co.	10,845	548,432
Kraft Foods Inc. Class A	57,237	2,282,039
McCormick & Co. Inc. NVS	8,431	471,377
Sara Lee Corp.	123,741	2,727,252
Sysco Corp.	23,666	683,947
Whole Foods Market Inc.	13,298	1,104,665

		13,209,058
HEALTH CARE — PRODUCTS — 3.60%
Baxter International Inc.	26,215	1,452,573
Becton, Dickinson and Co.	57,769	4,531,978
Medtronic Inc.	21,313	814,157

		6,798,708
HEALTH CARE — SERVICES — 2.05%
Aetna Inc.	38,710	1,704,788
Cigna Corp.	4,514	208,682
Coventry Health Care Inc.	15,707	471,053
Humana Inc.	4,696	378,873
Quest Diagnostics Inc.	4,011	231,395
WellPoint Inc.	13,039	884,305

		3,879,096
HOME FURNISHINGS — 0.11%
Whirlpool Corp.	3,295	210,946

		210,946
HOUSEHOLD PRODUCTS & WARES — 0.89%
Avery Dennison Corp.	14,060	449,639
Clorox Co. (The)	9,058	634,966
Kimberly-Clark Corp.	7,639	599,432

		1,684,037

Security	Shares	Value

INSURANCE — 4.55%
ACE Ltd.	3,155	$239,685
Aflac Inc.	66,691	3,003,763
Chubb Corp. (The)	7,760	567,023
Cincinnati Financial Corp.	10,832	385,836
Genworth Financial Inc. Class Ab	64,857	389,790
Lincoln National Corp.	16,349	404,965
MetLife Inc.	24,469	881,618
Principal Financial Group Inc.	8,686	240,342
Progressive Corp. (The)	29,660	631,758
Prudential Financial Inc.	3,293	199,358
Travelers Companies Inc. (The)	25,744	1,655,854

		8,599,992
INTERNET — 1.83%
Google Inc. Class Ab	4,190	2,535,914
Symantec Corp.[b]	29,675	490,231
Yahoo! Inc.[b]	27,273	423,822

		3,449,967
IRON & STEEL — 0.31%
Nucor Corp.	14,937	585,680

		585,680
LODGING — 0.90%
Marriott International Inc. Class A	11,402	445,704
Starwood Hotels & Resorts Worldwide Inc.	21,282	1,259,895

		1,705,599
MACHINERY — 1.55%
Cummins Inc.	5,160	597,683
Deere & Co.	21,821	1,797,178
Rockwell Automation Inc.	6,813	526,917

		2,921,778
MANUFACTURING — 3.23%
Cooper Industries PLC	4,614	288,698
Eaton Corp.	104,885	5,053,359
Pall Corp.	12,741	759,491

		6,101,548
OFFICE & BUSINESS EQUIPMENT — 0.54%
Pitney Bowes Inc.[c]	10,534	180,447
Xerox Corp.	107,509	836,420

		1,016,867

SCHEDULES OF INVESTMENTS	67

Schedule of Investments (Continued)

iSHARES® MSCI USA ESG SELECT SOCIAL INDEX FUND

April 30, 2012

Security	Shares	Value

OIL & GAS — 5.50%
Apache Corp.	5,422	$520,187
Chesapeake Energy Corp.	14,580	268,855
Cimarex Energy Co.	4,351	300,698
Concho Resources Inc.[b]	2,025	217,039
Denbury Resources Inc.[b]	17,193	327,355
Devon Energy Corp.	23,516	1,642,592
EOG Resources Inc.	5,568	611,422
EQT Corp.	3,634	181,046
Hess Corp.	5,040	262,786
Marathon Oil Corp.	14,837	435,317
Newfield Exploration Co.[b]	12,727	456,899
Noble Corp.[b]	37,913	1,442,969
Noble Energy Inc.	2,277	226,152
Pioneer Natural Resources Co.	3,552	411,393
QEP Resources Inc.	15,462	476,384
Range Resources Corp.	20,344	1,356,131
Southwestern Energy Co.[b]	16,050	506,859
Ultra Petroleum Corp.[b,c]	7,862	155,353
Whiting Petroleum Corp.[b]	10,448	597,626

		10,397,063
OIL & GAS SERVICES — 0.46%
Cameron International Corp.[b]	5,173	265,116
National Oilwell Varco Inc.	5,143	389,634
Superior Energy Services Inc.[b]	8,173	220,017

		874,767
PACKAGING & CONTAINERS — 0.11%
Ball Corp.	4,988	208,299

		208,299
PHARMACEUTICALS — 5.74%
Abbott Laboratories	15,751	977,507
Bristol-Myers Squibb Co.	64,143	2,140,452
Eli Lilly and Co.	5,312	219,864
Johnson & Johnson	72,137	4,695,397
McKesson Corp.	3,749	342,696
Merck & Co. Inc.	63,041	2,473,729

		10,849,645
PIPELINES — 3.01%
El Paso Corp.	39,752	1,179,442
Spectra Energy Corp.	146,931	4,516,659

		5,696,101

Security	Shares	Value

REAL ESTATE — 0.85%
CBRE Group Inc. Class Ab	85,133	$1,601,352

		1,601,352
REAL ESTATE INVESTMENT TRUSTS — 0.11%
Regency Centers Corp.	4,593	206,501

		206,501
RETAIL — 10.65%
Best Buy Co. Inc.[c]	9,364	206,664
CarMax Inc.[b]	6,281	193,894
Chipotle Mexican Grill Inc.[b]	614	254,288
Darden Restaurants Inc.	3,749	187,750
Gap Inc. (The)	61,032	1,739,412
J.C. Penney Co. Inc.	5,324	191,983
Kohl’s Corp.	15,593	781,677
Lowe’s Companies Inc.	13,584	427,489
Macy’s Inc.	5,562	228,153
McDonald’s Corp.	27,794	2,708,525
Nordstrom Inc.	21,123	1,179,931
Staples Inc.	30,870	475,398
Starbucks Corp.	108,201	6,208,573
Tiffany & Co.	16,907	1,157,453
TJX Companies Inc. (The)	100,353	4,185,724

		20,126,914
SEMICONDUCTORS — 4.28%
Advanced Micro Devices Inc.[b,c]	126,624	931,953
Applied Materials Inc.	45,263	542,703
Intel Corp.	127,935	3,633,354
QUALCOMM Inc.	23,394	1,493,473
Texas Instruments Inc.	46,742	1,492,939

		8,094,422
SOFTWARE — 4.91%
Adobe Systems Inc.[b,c]	39,000	1,308,840
Autodesk Inc.[b]	18,401	724,447
CA Inc.	30,730	811,887
Intuit Inc.	18,086	1,048,445
Microsoft Corp.	76,234	2,441,013
Oracle Corp.	81,513	2,395,667
Salesforce.com Inc.[b]	3,597	560,161

		9,290,460
TELECOMMUNICATIONS — 2.05%
Cisco Systems Inc.	125,222	2,523,223

68	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI USA ESG SELECT SOCIAL INDEX FUND

April 30, 2012

Security	Shares	Value

Corning Inc.	24,625	$353,369
Motorola Solutions Inc.	15,677	799,997
Sprint Nextel Corp.[b]	82,402	204,357

		3,880,946
TOYS, GAMES & HOBBIES — 0.27%
Mattel Inc.	14,910	500,976

		500,976
TRANSPORTATION — 0.74%
Norfolk Southern Corp.	3,855	281,145
United Parcel Service Inc. Class B	14,303	1,117,637

		1,398,782

TOTAL COMMON STOCKS
(Cost: $158,011,131)		188,676,178

SHORT-TERM INVESTMENTS — 1.30%

MONEY MARKET FUNDS — 1.30%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.26%[a,d,e]	2,052,816	2,052,816
BlackRock Cash Funds: Prime, SL Agency Shares
0.24%[a,d,e]	149,224	149,224
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[a,d]	260,425	260,425

		2,462,465

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,462,465)		2,462,465

TOTAL INVESTMENTS IN SECURITIES — 101.11%
(Cost: $160,473,596)		191,138,643
Other Assets, Less Liabilities — (1.11)%		(2,089,318)

NET ASSETS — 100.00%		$189,049,325

NVS — Non-Voting Shares

[a]	Affiliated issuer. See Note 2.
[b]	Non-income earning security.
[c]	All or a portion of this security represents a security on loan. See Note 5.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	69

Schedule of Investments

iSHARES® COHEN & STEERS REALTY MAJORS INDEX FUND

April 30, 2012

Security	Shares	Value

COMMON STOCKS — 99.88%

REITs — APARTMENTS — 19.81%
American Campus Communities Inc.[a]	772,844	$34,352,916
AvalonBay Communities Inc.[a]	983,521	143,003,953
BRE Properties Inc. Class Aa	780,102	40,955,355
Camden Property Trust	793,594	53,702,506
Equity Residential	3,067,352	188,458,107
Essex Property Trust Inc.[a]	353,062	55,773,204
UDR Inc.	2,265,682	59,655,407

		575,901,448
REITs — DIVERSIFIED — 11.25%
Digital Realty Trust Inc.[a]	1,084,746	81,453,577
Duke Realty Corp.	2,620,434	38,834,832
Liberty Property Trust[a]	1,201,643	43,799,887
Vornado Realty Trust	1,898,856	162,997,799

		327,086,095
REITs — HEALTH CARE — 16.22%
HCP Inc.[a]	4,217,328	174,808,246
Health Care REIT Inc.	2,149,723	121,803,305
Ventas Inc.	2,977,644	175,055,691

		471,667,242
REITs — HOTELS — 4.18%
Host Hotels & Resorts Inc.[a]	7,306,738	121,584,120

		121,584,120
REITs — OFFICE PROPERTY — 12.46%
Alexandria Real Estate Equities Inc.[a]	641,300	48,046,196
Boston Properties Inc.	1,519,421	164,477,323
Corporate Office Properties Trust[a]	750,986	17,685,720
Douglas Emmett Inc.[a]	1,447,252	33,634,137
Highwoods Properties Inc.[a]	714,602	24,818,127
SL Green Realty Corp.	890,684	73,427,989

		362,089,492
REITs — REGIONAL MALLS — 15.25%
General Growth Properties Inc.[a]	6,097,841	108,541,570
Macerich Co. (The)[a]	1,363,764	83,966,950
Simon Property Group Inc.	1,612,394	250,888,506

		443,397,026

Security	Shares	Value

REITs — SHOPPING CENTERS — 7.67%
Federal Realty Investment Trust	656,587	$66,092,047
Kimco Realty Corp.	4,205,664	81,631,938
Regency Centers Corp.[a]	931,162	41,865,044
Weingarten Realty Investors[a]	1,252,805	33,274,501

		222,863,530
REITs — STORAGE — 7.23%
Public Storage	1,468,062	210,314,562

		210,314,562
REITs — WAREHOUSE/INDUSTRIAL — 5.81%
Prologis Inc.	4,716,402	168,752,864

		168,752,864

TOTAL COMMON STOCKS
(Cost: $2,657,283,506)		2,903,656,379

SHORT-TERM INVESTMENTS — 13.04%

MONEY MARKET FUNDS — 13.04%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.26%[b,c,d]	349,625,489	349,625,489
BlackRock Cash Funds: Prime, SL Agency Shares
0.24%[b,c,d]	25,414,995	25,414,995
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[b,c]	3,878,287	3,878,287

		378,918,771

TOTAL SHORT-TERM INVESTMENTS
(Cost: $378,918,771)		378,918,771

TOTAL INVESTMENTS IN SECURITIES — 112.92%
(Cost: $3,036,202,277)		3,282,575,150
Other Assets, Less Liabilities — (12.92)%		(375,503,445)

NET ASSETS — 100.00%		$2,907,071,705

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

70	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

April 30, 2012

	iShares Dow Jones U.S. Basic Materials Sector Index Fund	iShares Dow Jones U.S. Consumer Goods Sector Index Fund	iShares Dow Jones U.S. Consumer Services Sector Index Fund

ASSETS
Investments, at cost:
Unaffiliated	$753,321,013	$392,547,828	$307,840,325
Affiliated (Note 2)	20,225,149	12,744,868	10,276,927

Total cost of investments	$773,546,162	$405,292,696	$318,117,252

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$593,842,891	$412,998,170	$315,318,528
Affiliated (Note 2)	20,225,149	12,744,868	10,276,927

Total fair value of investments	614,068,040	425,743,038	325,595,455
Receivables:
Dividends and interest	837,968	680,280	142,979
Capital shares sold	29,796	—	—

Total Assets	614,935,804	426,423,318	325,738,434

LIABILITIES
Payables:
Collateral for securities on loan (Note 5)	19,968,866	12,144,158	9,978,925
Capital shares redeemed	31,253	9,093	—
Investment advisory fees (Note 2)	222,015	157,526	117,205

Total Liabilities	20,222,134	12,310,777	10,096,130

NET ASSETS	$594,713,670	$414,112,541	$315,642,304

Net assets consist of:
Paid-in capital	$779,891,213	$420,329,186	$328,363,239
Undistributed net investment income	—	1,015,474	135,435
Accumulated net realized loss	(25,699,421)	(27,682,461)	(20,334,573)
Net unrealized appreciation (depreciation)	(159,478,122)	20,450,342	7,478,203

NET ASSETS	$594,713,670	$414,112,541	$315,642,304

Shares outstanding[b]	8,500,000	5,600,000	3,850,000

Net asset value per share	$69.97	$73.95	$81.99

[a]	Securities on loan with values of $19,385,770, $11,738,868 and $9,626,160, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	71

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2012

	iShares Dow Jones U.S. Financial Sector Index Fund	iShares Dow Jones U.S. Industrial Sector Index Fund	iShares Dow Jones U.S. Financial Services Index Fund

ASSETS
Investments, at cost:
Unaffiliated	$622,521,424	$429,903,535	$351,272,092
Affiliated (Note 2)	30,908,592	11,498,069	16,377,034

Total cost of investments	$653,430,016	$441,401,604	$367,649,126

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$510,079,991	$396,244,977	$297,551,273
Affiliated (Note 2)	30,246,885	11,498,069	16,264,352

Total fair value of investments	540,326,876	407,743,046	313,815,625
Receivables:
Investment securities sold	—	126,891	—
Dividends and interest	337,006	356,408	223,289
Capital shares sold	48,116	—	—

Total Assets	540,711,998	408,226,345	314,038,914

LIABILITIES
Short positions, at value[b]	—	126,891	—
Payables:
Investment securities purchased	500,690	176,621	—
Collateral for securities on loan (Note 5)	17,316,419	11,257,233	3,812,801
Capital shares redeemed	9,638	—	—
Investment advisory fees (Note 2)	197,808	157,586	119,245

Total Liabilities	18,024,555	11,718,331	3,932,046

NET ASSETS	$522,687,443	$396,508,014	$310,106,868

Net assets consist of:
Paid-in capital	$761,491,470	$449,431,098	$471,831,851
Undistributed net investment income	177,027	314,733	456,857
Accumulated net realized loss	(125,877,914)	(19,579,259)	(108,348,339)
Net unrealized depreciation	(113,103,140)	(33,658,558)	(53,833,501)

NET ASSETS	$522,687,443	$396,508,014	$310,106,868

Shares outstanding[c]	9,050,000	5,600,000	5,600,000

Net asset value per share	$57.76	$70.81	$55.38

[a]	Securities on loan with values of $16,800,166, $10,866,483 and $3,703,486, respectively. See Note 5.
[b]	Proceeds: $ —, $126,891 and $ —, respectively. See Note 1.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

72	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2012

	iShares Dow Jones U.S. Real Estate Index Fund	iShares MSCI KLD 400 Social Index Fund	iShares MSCI USA ESG Select Social Index Fund

ASSETS
Investments, at cost:
Unaffiliated	$3,873,638,541	$142,732,892	$157,798,952
Affiliated (Note 2)	474,600,704	4,307,495	2,674,644

Total cost of investments	$4,348,239,245	$147,040,387	$160,473,596

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$3,922,866,919	$170,607,838	$188,344,512
Affiliated (Note 2)	474,600,704	4,493,681	2,794,131

Total fair value of investments	4,397,467,623	175,101,519	191,138,643
Receivables:
Dividends and interest	2,402,315	180,352	189,873
Capital shares sold	701,885	—	—

Total Assets	4,400,571,823	175,281,871	191,328,516

LIABILITIES
Payables:
Investment securities purchased	3,951,477	—	—
Collateral for securities on loan (Note 5)	467,442,087	2,548,573	2,202,040
Capital shares redeemed	800,186	—	—
Investment advisory fees (Note 2)	1,433,564	70,246	77,151

Total Liabilities	473,627,314	2,618,819	2,279,191

NET ASSETS	$3,926,944,509	$172,663,052	$189,049,325

Net assets consist of:
Paid-in capital	$3,933,831,653	$153,090,303	$179,801,365
Undistributed net investment income	—	158,159	189,156
Accumulated net realized loss	(56,115,522)	(8,646,542)	(21,606,243)
Net unrealized appreciation	49,228,378	28,061,132	30,665,047

NET ASSETS	$3,926,944,509	$172,663,052	$189,049,325

Shares outstanding[b]	61,450,000	3,350,000	3,100,000

Net asset value per share	$63.90	$51.54	$60.98

[a]	Securities on loan with values of $453,147,719, $2,449,673 and $2,144,540, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	73

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2012

iShares Cohen & Steers Realty Majors Index Fund

ASSETS
Investments, at cost:
Unaffiliated	$2,657,283,506
Affiliated (Note 2)	378,918,771

Total cost of investments	$3,036,202,277

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$2,903,656,379
Affiliated (Note 2)	378,918,771

Total fair value of investments	3,282,575,150
Receivables:
Dividends and interest	64,316
Capital shares sold	267,059

Total Assets	3,282,906,525

LIABILITIES
Payables:
Collateral for securities on loan (Note 5)	375,040,484
Investment advisory fees (Note 2)	794,336

Total Liabilities	375,834,820

NET ASSETS	$2,907,071,705

Net assets consist of:
Paid-in capital	$3,144,435,332
Accumulated net realized loss	(483,736,500)
Net unrealized appreciation	246,372,873

NET ASSETS	$2,907,071,705

Shares outstanding[b]	36,900,000

Net asset value per share	$78.78

[a]	Securities on loan with a value of $362,363,340. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

74	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended April 30, 2012

	iShares Dow Jones U.S. Basic Materials Sector Index Fund	iShares Dow Jones U.S. Consumer Goods Sector Index Fund	iShares Dow Jones U.S. Consumer Services Sector Index Fund

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$15,117,791	$9,930,432	$3,931,384
Interest — affiliated (Note 2)	260	139	102
Securities lending income — affiliated (Note 2)	159,617	51,339	115,314

Total investment income	15,277,668	9,981,910	4,046,800

EXPENSES
Investment advisory fees (Note 2)	3,366,809	1,753,179	1,144,196

Total expenses	3,366,809	1,753,179	1,144,196

Net investment income	11,910,859	8,228,731	2,902,604

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(13,814,526)	(5,446,884)	(5,841,153)
In-kind redemptions — unaffiliated	(8,290,948)	21,558,693	10,326,251

Net realized gain (loss)	(22,105,474)	16,111,809	4,485,098

Net change in unrealized appreciation/depreciation	(172,719,542)	11,627,010	26,652,577

Net realized and unrealized gain (loss)	(194,825,016)	27,738,819	31,137,675

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(182,914,157)	$35,967,550	$34,040,279

[a]	Net of foreign withholding tax of $350,900, $ — and $ —, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	75

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2012

	iShares Dow Jones U.S. Financial Sector Index Fund	iShares Dow Jones U.S. Industrial Sector Index Fund	iShares Dow Jones U.S. Financial Services Index Fund

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$8,507,452	$8,040,757	$3,273,195
Dividends — affiliated (Note 2)	266,355	—	217,423
Interest — affiliated (Note 2)	157	122	85
Securities lending income — affiliated (Note 2)	89,557	51,983	20,118

Total investment income	8,863,521	8,092,862	3,510,821

EXPENSES
Investment advisory fees (Note 2)	1,988,982	1,864,085	945,369

Total expenses	1,988,982	1,864,085	945,369

Net investment income	6,874,539	6,228,777	2,565,452

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(23,997,478)	(6,334,327)	(10,009,296)
Investments — affiliated (Note 2)	(101,229)	—	(48,091)
In-kind redemptions — unaffiliated	(6,887,893)	15,533,258	(3,620,590)
In-kind redemptions — affiliated (Note 2)	(82,778)	—	36,167

Net realized gain (loss)	(31,069,378)	9,198,931	(13,641,810)

Net change in unrealized appreciation/depreciation	8,960,681	(39,398,045)	(1,682,913)

Net realized and unrealized loss	(22,108,697)	(30,199,114)	(15,324,723)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(15,234,158)	$(23,970,337)	$(12,759,271)

[a]	Net of foreign withholding tax of $4,422, $ — and $ —, respectively.

See notes to financial statements.

76	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2012

	iShares Dow Jones U.S. Real Estate Index Fund	iShares MSCI KLD 400 Social Index Fund	iShares MSCI USA ESG Select Social Index Fund

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$118,730,873	$3,089,176	$3,375,809
Dividends — affiliated (Note 2)	—	37,557	7,045
Interest — affiliated (Note 2)	1,297	61	71
Securities lending income - affiliated (Note 2)	1,953,097	12,843	7,087

Total investment income	120,685,267	3,139,637	3,390,012

EXPENSES
Investment advisory fees (Note 2)	15,801,176	770,154	837,955

Total expenses	15,801,176	770,154	837,955

Net investment income	104,884,091	2,369,483	2,552,057

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(61,689,735)	11,275	3,338,004
Investments — affiliated (Note 2)	—	(4,707)	(125)
In-kind redemptions — unaffiliated	257,500,061	1,773,858	2,752,597
In-kind redemptions — affiliated (Note 2)	—	14,174	4,529

Net realized gain	195,810,326	1,794,600	6,095,005

Net change in unrealized appreciation/depreciation	(102,512,521)	3,917,355	(801,761)

Net realized and unrealized gain	93,297,805	5,711,955	5,293,244

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$198,181,896	$8,081,438	$7,845,301

[a]	Net of foreign withholding tax of $174,829, $ — and $ —, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	77

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2012

iShares Cohen & Steers Realty Majors Index Fund

NET INVESTMENT INCOME
Dividends — unaffiliated	$66,181,615
Interest — affiliated (Note 2)	785
Securities lending income — affiliated (Note 2)	664,834

Total investment income	66,847,234

EXPENSES
Investment advisory fees (Note 2)	8,683,556

Total expenses	8,683,556

Net investment income	58,163,678

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(107,529,302)
In-kind redemptions — unaffiliated	96,203,687

Net realized loss	(11,325,615)

Net change in unrealized appreciation/depreciation	153,142,533

Net realized and unrealized gain	141,816,918

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$199,980,596

See notes to financial statements.

78	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Dow Jones U.S. Basic Materials Sector Index Fund		iShares Dow Jones U.S. Consumer Goods Sector Index Fund
	Year ended April 30, 2012	Year ended April 30, 2011	Year ended April 30, 2012	Year ended April 30, 2011

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$11,910,859	$12,233,837	$8,228,731	$6,584,271
Net realized gain (loss)	(22,105,474)	119,076,205	16,111,809	12,845,861
Net change in unrealized appreciation/depreciation	(172,719,542)	132,498,121	11,627,010	34,188,373

Net increase (decrease) in net assets resulting from operations	(182,914,157)	263,808,163	35,967,550	53,618,505

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(14,159,589)	(11,822,197)	(7,710,785)	(6,742,501)

Total distributions to shareholders	(14,159,589)	(11,822,197)	(7,710,785)	(6,742,501)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	919,773,995	2,850,737,252	195,119,904	148,816,073
Cost of shares redeemed	(1,341,919,515)	(2,672,545,933)	(141,386,656)	(217,347,614)

Net increase (decrease) in net assets from capital share transactions	(422,145,520)	178,191,319	53,733,248	(68,531,541)

INCREASE (DECREASE) IN NET ASSETS	(619,219,266)	430,177,285	81,990,013	(21,655,537)

NET ASSETS
Beginning of year	1,213,932,936	783,755,651	332,122,528	353,778,065

End of year	$594,713,670	$1,213,932,936	$414,112,541	$332,122,528

Undistributed net investment income included in net assets at end of year	$—	$1,197,291	$1,015,474	$497,528

SHARES ISSUED AND REDEEMED
Shares sold	12,750,000	43,550,000	2,900,000	2,400,000
Shares redeemed	(18,700,000)	(41,350,000)	(2,100,000)	(3,600,000)

Net increase (decrease) in shares outstanding	(5,950,000)	2,200,000	800,000	(1,200,000)

See notes to financial statements.

FINANCIAL STATEMENTS	79

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Dow Jones U.S. Consumer Services Sector Index Fund		iShares Dow Jones U.S. Financial Sector Index Fund
	Year ended April 30, 2012	Year ended April 30, 2011	Year ended April 30, 2012	Year ended April 30, 2011

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$2,902,604	$2,164,023	$6,874,539	$5,515,223
Net realized gain (loss)	4,485,098	12,260,059	(31,069,378)	(26,208,095)
Net change in unrealized appreciation/depreciation	26,652,577	14,365,567	8,960,681	26,582,075

Net increase (decrease) in net assets resulting from operations	34,040,279	28,789,649	(15,234,158)	5,889,203

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,834,965)	(2,193,484)	(6,897,302)	(5,316,568)

Total distributions to shareholders	(2,834,965)	(2,193,484)	(6,897,302)	(5,316,568)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	179,071,127	173,751,845	296,334,019	606,263,399
Cost of shares redeemed	(104,272,265)	(186,819,193)	(296,356,338)	(626,673,196)

Net increase (decrease) in net assets from capital share transactions	74,798,862	(13,067,348)	(22,319)	(20,409,797)

INCREASE (DECREASE) IN NET ASSETS	106,004,176	13,528,817	(22,153,779)	(19,837,162)

NET ASSETS
Beginning of year	209,638,128	196,109,311	544,841,222	564,678,384

End of year	$315,642,304	$209,638,128	$522,687,443	$544,841,222

Undistributed net investment income included in net assets at end of year	$135,435	$67,796	$177,027	$198,655

SHARES ISSUED AND REDEEMED
Shares sold	2,500,000	2,750,000	5,650,000	11,100,000
Shares redeemed	(1,500,000)	(3,000,000)	(5,750,000)	(11,650,000)

Net increase (decrease) in shares outstanding	1,000,000	(250,000)	(100,000)	(550,000)

See notes to financial statements.

80	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Dow Jones U.S. Industrial Sector Index Fund		iShares Dow Jones U.S. Financial Services Index Fund
	Year ended April 30, 2012	Year ended April 30, 2011	Year ended April 30, 2012	Year ended April 30, 2011

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$6,228,777	$6,268,561	$2,565,452	$1,363,585
Net realized gain (loss)	9,198,931	14,891,879	(13,641,810)	(9,388,508)
Net change in unrealized appreciation/depreciation	(39,398,045)	51,698,861	(1,682,913)	(13,886,535)

Net increase (decrease) in net assets resulting from operations	(23,970,337)	72,859,301	(12,759,271)	(21,911,458)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(6,110,766)	(6,217,972)	(2,455,617)	(1,106,257)

Total distributions to shareholders	(6,110,766)	(6,217,972)	(2,455,617)	(1,106,257)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	75,272,584	285,944,743	128,973,851	78,864,240
Cost of shares redeemed	(181,212,021)	(185,631,687)	(56,244,086)	(147,789,215)

Net increase (decrease) in net assets from capital share transactions	(105,939,437)	100,313,056	72,729,765	(68,924,975)

INCREASE (DECREASE) IN NET ASSETS	(136,020,540)	166,954,385	57,514,877	(91,942,690)

NET ASSETS
Beginning of year	532,528,554	365,574,169	252,591,991	344,534,681

End of year	$396,508,014	$532,528,554	$310,106,868	$252,591,991

Undistributed net investment income included in net assets at end of year	$314,733	$196,722	$456,857	$347,022

SHARES ISSUED AND REDEEMED
Shares sold	1,100,000	4,450,000	2,350,000	1,350,000
Shares redeemed	(2,800,000)	(3,150,000)	(1,100,000)	(2,700,000)

Net increase (decrease) in shares outstanding	(1,700,000)	1,300,000	1,250,000	(1,350,000)

See notes to financial statements.

FINANCIAL STATEMENTS	81

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Dow Jones U.S. Real Estate Index Fund		iShares MSCI KLD 400 Social Index Fund
	Year ended April 30, 2012	Year ended April 30, 2011	Year ended April 30, 2012	Year ended April 30, 2011

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$104,884,091	$81,565,722	$2,369,483	$1,816,896
Net realized gain	195,810,326	297,012,071	1,794,600	566,744
Net change in unrealized appreciation/depreciation	(102,512,521)	185,387,087	3,917,355	14,216,685

Net increase in net assets resulting from operations	198,181,896	563,964,880	8,081,438	16,600,325

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(129,714,471)	(104,929,822)	(2,335,740)	(1,792,915)

Total distributions to shareholders	(129,714,471)	(104,929,822)	(2,335,740)	(1,792,915)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	9,360,286,287	11,959,309,462	14,030,772	29,262,982
Cost of shares redeemed	(9,100,579,606)	(11,978,963,826)	(4,944,914)	(4,296,978)

Net increase (decrease) in net assets from capital share transactions	259,706,681	(19,654,364)	9,085,858	24,966,004

INCREASE IN NET ASSETS	328,174,106	439,380,694	14,831,556	39,773,414

NET ASSETS
Beginning of year	3,598,770,403	3,159,389,709	157,831,496	118,058,082

End of year	$3,926,944,509	$3,598,770,403	$172,663,052	$157,831,496

Undistributed net investment income included in net assets at end of year	$—	$—	$158,159	$124,416

SHARES ISSUED AND REDEEMED
Shares sold	161,600,000	220,600,000	300,000	650,000
Shares redeemed	(158,050,000)	(222,400,000)	(100,000)	(100,000)

Net increase (decrease) in shares outstanding	3,550,000	(1,800,000)	200,000	550,000

See notes to financial statements.

82	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares MSCI USA ESG Select Social Index Fund		iShares Cohen & Steers Realty Majors Index Fund
	Year ended April 30, 2012	Year ended April 30, 2011	Year ended April 30, 2012	Year ended April 30, 2011

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$2,552,057	$2,122,688	$58,163,678	$48,771,956
Net realized gain (loss)	6,095,005	1,395,066	(11,325,615)	73,889,306
Net change in unrealized appreciation/depreciation	(801,761)	18,396,325	153,142,533	375,426,044

Net increase in net assets resulting from operations	7,845,301	21,914,079	199,980,596	498,087,306

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,472,607)	(2,117,720)	(76,386,547)	(67,039,660)

Total distributions to shareholders	(2,472,607)	(2,117,720)	(76,386,547)	(67,039,660)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	20,524,646	22,213,702	966,791,376	1,007,712,101
Cost of shares redeemed	(8,489,173)	(2,283,963)	(781,452,322)	(994,666,146)

Net increase in net assets from capital share transactions	12,035,473	19,929,739	185,339,054	13,045,955

INCREASE IN NET ASSETS	17,408,167	39,726,098	308,933,103	444,093,601

NET ASSETS
Beginning of year	171,641,158	131,915,060	2,598,138,602	2,154,045,001

End of year	$189,049,325	$171,641,158	$2,907,071,705	$2,598,138,602

Undistributed net investment income included in net assets at end of year	$189,156	$109,706	$—	$—

SHARES ISSUED AND REDEEMED
Shares sold	350,000	400,000	13,400,000	15,900,000
Shares redeemed	(150,000)	(50,000)	(11,450,000)	(16,050,000)

Net increase (decrease) in shares outstanding	200,000	350,000	1,950,000	(150,000)

See notes to financial statements.

FINANCIAL STATEMENTS	83

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Basic Materials Sector Index Fund
	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008
Net asset value, beginning of year	$84.01	$63.98	$41.45	$79.93	$66.33

Income from investment operations:
Net investment income[a]	1.18	0.94	0.85	1.03	1.09
Net realized and unrealized gain (loss)[b]	(13.75)	20.02	22.47	(38.35)	13.57

Total from investment operations	(12.57)	20.96	23.32	(37.32)	14.66

Less distributions from:
Net investment income	(1.47)	(0.93)	(0.79)	(1.16)	(1.06)

Total distributions	(1.47)	(0.93)	(0.79)	(1.16)	(1.06)

Net asset value, end of year	$69.97	$84.01	$63.98	$41.45	$79.93

Total return	(14.85)%	33.11%	56.55%	(46.86)%	22.24%

Ratios/Supplemental data:
Net assets, end of year (000s)	$594,714	$1,213,933	$783,756	$402,113	$851,254
Ratio of expenses to average net assets	0.47%	0.47%	0.47%	0.47%	0.48%
Ratio of net investment income to average net assets	1.66%	1.34%	1.54%	1.85%	1.49%
Portfolio turnover rate[c]	11%	7%	10%	15%	4%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

84	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Consumer Goods Sector Index Fund
	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008
Net asset value, beginning of year	$69.19	$58.96	$44.05	$60.32	$62.79

Income from investment operations:
Net investment income[a]	1.51	1.37	1.29	1.32	1.09
Net realized and unrealized gain (loss)[b]	4.67	10.28	14.94	(16.40)	(2.36)

Total from investment operations	6.18	11.65	16.23	(15.08)	(1.27)

Less distributions from:
Net investment income	(1.42)	(1.42)	(1.32)	(1.19)	(1.20)

Total distributions	(1.42)	(1.42)	(1.32)	(1.19)	(1.20)

Net asset value, end of year	$73.95	$69.19	$58.96	$44.05	$60.32

Total return	9.13%	20.10%	37.20%	(25.16)%	(2.07)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$414,113	$332,123	$353,778	$308,323	$346,823
Ratio of expenses to average net assets	0.47%	0.47%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets	2.20%	2.24%	2.44%	2.67%	1.75%
Portfolio turnover rate[c]	6%	7%	6%	10%	5%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	85

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Consumer Services Sector Index Fund
	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008
Net asset value, beginning of year	$73.56	$63.26	$44.54	$60.05	$69.56

Income from investment operations:
Net investment income[a]	0.86	0.68	0.55	0.57	0.44
Net realized and unrealized gain (loss)[b]	8.40	10.33	18.73	(15.50)	(9.29)

Total from investment operations	9.26	11.01	19.28	(14.93)	(8.85)

Less distributions from:
Net investment income	(0.83)	(0.71)	(0.56)	(0.58)	(0.66)

Total distributions	(0.83)	(0.71)	(0.56)	(0.58)	(0.66)

Net asset value, end of year	$81.99	$73.56	$63.26	$44.54	$60.05

Total return	12.74%	17.58%	43.54%	(24.85)%	(12.77)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$315,642	$209,638	$196,109	$178,162	$204,179
Ratio of expenses to average net assets	0.47%	0.47%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets	1.19%	1.08%	1.06%	1.19%	0.67%
Portfolio turnover rate[c]	5%	4%	5%	6%	6%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

86	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Financial Sector Index Fund
	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008
Net asset value, beginning of year	$59.55	$58.21	$39.54	$86.78	$118.13

Income from investment operations:
Net investment income[a]	0.85	0.63	0.65	1.68	2.52
Net realized and unrealized gain (loss)[b]	(1.78)	1.33	18.71	(46.95)	(31.52)

Total from investment operations	(0.93)	1.96	19.36	(45.27)	(29.00)

Less distributions from:
Net investment income	(0.86)	(0.62)	(0.68)	(1.97)	(2.35)
Return of capital	—	—	(0.01)	—	—

Total distributions	(0.86)	(0.62)	(0.69)	(1.97)	(2.35)

Net asset value, end of year	$57.76	$59.55	$58.21	$39.54	$86.78

Total return	(1.35)%	3.45%	49.23%	(52.67)%	(24.81)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$522,687	$544,841	$564,678	$504,158	$672,550
Ratio of expenses to average net assets	0.47%	0.47%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets	1.62%	1.14%	1.30%	3.37%	2.54%
Portfolio turnover rate[c]	6%	8%	18%	15%	6%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	87

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Industrial Sector Index Fund
	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008
Net asset value, beginning of year	$72.95	$60.93	$41.13	$70.48	$70.02

Income from investment operations:
Net investment income[a]	1.03	1.04	0.77	1.09	0.89
Net realized and unrealized gain (loss)[b]	(2.15)	12.02	19.81	(29.35)	0.47

Total from investment operations	(1.12)	13.06	20.58	(28.26)	1.36

Less distributions from:
Net investment income	(1.02)	(1.04)	(0.78)	(1.09)	(0.90)

Total distributions	(1.02)	(1.04)	(0.78)	(1.09)	(0.90)

Net asset value, end of year	$70.81	$72.95	$60.93	$41.13	$70.48

Total return	(1.38)%	21.82%	50.49%	(40.24)%	1.91%

Ratios/Supplemental data:
Net assets, end of year (000s)	$396,508	$532,529	$365,574	$213,853	$419,386
Ratio of expenses to average net assets	0.47%	0.47%	0.47%	0.48%	0.48%
Ratio of net investment income to average net assets	1.56%	1.68%	1.52%	2.11%	1.24%
Portfolio turnover rate[c]	6%	6%	4%	6%	4%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

88	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Financial Services Index Fund
	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008
Net asset value, beginning of year	$58.07	$60.44	$41.45	$92.79	$132.71

Income from investment operations:
Net investment income[a]	0.64	0.32	0.39	1.93	3.14
Net realized and unrealized gain (loss)[b]	(2.71)	(2.43)	19.07	(51.27)	(40.34)

Total from investment operations	(2.07)	(2.11)	19.46	(49.34)	(37.20)

Less distributions from:
Net investment income	(0.62)	(0.26)	(0.47)	(2.00)	(2.72)

Total distributions	(0.62)	(0.26)	(0.47)	(2.00)	(2.72)

Net asset value, end of year	$55.38	$58.07	$60.44	$41.45	$92.79

Total return	(3.40)%	(3.45)%	47.18%	(53.73)%	(28.37)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$310,107	$252,592	$344,535	$317,112	$334,029
Ratio of expenses to average net assets	0.47%	0.47%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets	1.27%	0.58%	0.74%	3.53%	2.88%
Portfolio turnover rate[c]	4%	5%	17%	19%	9%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	89

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Real Estate Index Fund
	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008
Net asset value, beginning of year	$62.15	$52.92	$33.13	$68.90	$85.64

Income from investment operations:
Net investment income[a]	1.81	1.54	1.60	1.94	1.95
Net realized and unrealized gain (loss)[b]	2.15	9.68	20.04	(34.81)	(15.72)

Total from investment operations	3.96	11.22	21.64	(32.87)	(13.77)

Less distributions from:
Net investment income	(2.21)	(1.99)	(1.85)	(2.90)	(1.79)
Return of capital	—	—	—	—	(1.18)

Total distributions	(2.21)	(1.99)	(1.85)	(2.90)	(2.97)

Net asset value, end of year	$63.90	$62.15	$52.92	$33.13	$68.90

Total return	6.84%	21.88%	66.87%	(48.42)%	(16.16)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$3,926,945	$3,598,770	$3,159,390	$1,721,081	$2,060,110
Ratio of expenses to average net assets	0.47%	0.47%	0.47%	0.48%	0.48%
Ratio of net investment income to average net assets	3.11%	2.83%	3.81%	4.50%	2.75%
Portfolio turnover rate[c]	14%	17%	17%	20%	7%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

90	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI KLD 400 Social Index Fund
	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008
Net asset value, beginning of year	$50.11	$45.41	$32.91	$48.71	$52.92

Income from investment operations:
Net investment income[a]	0.73	0.65	0.54	0.66	0.71
Net realized and unrealized gain (loss)[b]	1.43	4.69	12.50	(15.80)	(4.32)

Total from investment operations	2.16	5.34	13.04	(15.14)	(3.61)

Less distributions from:
Net investment income	(0.73)	(0.64)	(0.54)	(0.66)	(0.60)

Total distributions	(0.73)	(0.64)	(0.54)	(0.66)	(0.60)

Net asset value, end of year	$51.54	$50.11	$45.41	$32.91	$48.71

Total return	4.46%	11.95%	39.84%	(31.21)%	(6.89)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$172,663	$157,831	$118,058	$65,814	$58,451
Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	1.54%	1.43%	1.35%	1.80%	1.40%
Portfolio turnover rate[c]	9%	10%	14%	13%	5%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	91

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI USA ESG Select Social Index Fund
	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008
Net asset value, beginning of year	$59.19	$51.73	$37.96	$57.41	$61.30

Income from investment operations:
Net investment income[a]	0.86	0.81	0.71	0.92	0.85
Net realized and unrealized gain (loss)[b]	1.76	7.47	13.79	(19.47)	(3.92)

Total from investment operations	2.62	8.28	14.50	(18.55)	(3.07)

Less distributions from:
Net investment income	(0.83)	(0.82)	(0.73)	(0.90)	(0.82)

Total distributions	(0.83)	(0.82)	(0.73)	(0.90)	(0.82)

Net asset value, end of year	$60.98	$59.19	$51.73	$37.96	$57.41

Total return	4.58%	16.25%	38.45%	(32.47)%	(5.08)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$189,049	$171,641	$131,915	$94,906	$120,561
Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	1.52%	1.56%	1.54%	2.08%	1.41%
Portfolio turnover rate[c]	20%	35%	37%	52%	29%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

92	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Cohen & Steers Realty Majors Index Fund
	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008
Net asset value, beginning of year	$74.34	$61.37	$37.23	$85.34	$103.14

Income from investment operations:
Net investment income[a]	1.66	1.39	1.60	2.05	2.12
Net realized and unrealized gain (loss)[b]	4.98	13.49	24.48	(46.92)	(16.58)

Total from investment operations	6.64	14.88	26.08	(44.87)	(14.46)

Less distributions from:
Net investment income	(2.20)	(1.91)	(1.94)	(3.24)	(2.14)
Net realized gain	—	—	—	—	(0.49)
Return of capital	—	—	—	—	(0.71)

Total distributions	(2.20)	(1.91)	(1.94)	(3.24)	(3.34)

Net asset value, end of year	$78.78	$74.34	$61.37	$37.23	$85.34

Total return	9.36%	24.84%	71.83%	(53.43)%	(13.97)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$2,907,072	$2,598,139	$2,154,045	$1,124,212	$2,543,009
Ratio of expenses to average net assets	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of net investment income to average net assets	2.34%	2.18%	3.37%	3.68%	2.44%
Portfolio turnover rate[c]	16%	9%	12%	17%	9%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	93

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares Index Fund	Diversification Classification
Dow Jones U.S. Basic Materials Sector	Non-diversified
Dow Jones U.S. Consumer Goods Sector	Non-diversified
Dow Jones U.S. Consumer Services Sector	Non-diversified
Dow Jones U.S. Financial Sector	Non-diversified
Dow Jones U.S. Industrial Sector	Non-diversified

iShares Index Fund	Diversification Classification
Dow Jones U.S. Financial Services	Non-diversified
Dow Jones U.S. Real Estate	Non-diversified
MSCI KLD 400 Social	Diversified
MSCI USA ESG Select Social	Diversified
Cohen & Steers Realty Majors	Non-diversified

Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Each Fund may invest in securities of non-U.S. issuers that may trade in non-U.S. markets. This may involve certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Funds; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets and the risk of war.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

94	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

SECURITY VALUATION

U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The securities and other assets of each Fund are valued at fair value pursuant to the policies and procedures approved by the Board of Trustees of the Trust (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (NAV).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors in accordance with policies approved by the Board. Such valuations are reported to the Board.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability, and inputs that are derived principally from or corroborated by observable market data by correlation or other means; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Funds’ assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Funds’ perceived risk of that instrument.

As of April 30, 2012, the value of each of the Funds’ investments was classified as Level 1. The breakdown of each Fund’s investments into major categories is disclosed in its respective Schedule of Investments.

NOTES TO FINANCIAL STATEMENTS	95

Notes to Financial Statements (Continued)

iSHARES® TRUST

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of April 30, 2012 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

SHORT POSITIONS

From time to time, in order to track the performance of their respective benchmark index, the Funds may sell non-index securities that will be received through corporate actions occurring on the opening of market trading on the following business day. Such short positions are valued consistent with how securities are valued as described under “Security Valuation.” The obligation to deliver the securities is recorded as a liability in the Funds’ Statements of Assets and Liabilities and is equal to the current fair value of the securities to be delivered. Any market fluctuations between the value of the obligation to sell these securities and the current fair value are reflected as unrealized appreciation (depreciation) in the Funds’ Statements of Operations. Upon receipt of the securities related to the corporate actions, the Funds record a realized gain (loss). Dividends on securities sold short, if any, are reflected as an expense in the Statement of Operations. Details of the short position resulting from the non-index securities sold by the Funds, if any, are included in their respective Schedule of Investments.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

FEDERAL INCOME TAXES

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

RECENT ACCOUNTING STANDARD

In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statements and disclosures.

96	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each of the iShares Dow Jones U.S. Basic Materials Sector, iShares Dow Jones U.S. Consumer Goods Sector, iShares Dow Jones U.S. Consumer Services Sector, iShares Dow Jones U.S. Financial Sector, iShares Dow Jones U.S. Industrial Sector, iShares Dow Jones U.S. Financial Services and iShares Dow Jones U.S. Real Estate Index Funds, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.48%	First $10 billion
0.43	Over $10 billion, up to and including $20 billion
0.38	Over $20 billion

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares Index Fund	Investment Advisory Fee
MSCI KLD 400 Social	0.50%
MSCI USA ESG Select Social	0.50
Cohen & Steers Realty Majors	0.35

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”) to serve as securities lending agent for the Funds, subject to applicable conditions. BTC is an affiliate of BFA. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, and any fees or other payments to and from borrowers of securities. Each Fund retains 65% of securities lending income and pays a fee to BTC equal to 35% of such income. As securities lending agent, BTC is responsible for all transaction fees and all other operational costs relating to securities lending activities, other than extraordinary expenses. BTC is also responsible for fees and expenses incurred by each Fund as a result of the investment of cash collateral received for securities on loan in a money market fund managed by BFA or an affiliate.

For the year ended April 30, 2012, BTC earned securities lending agent fees from the Funds as follows:

iShares Index Fund	Securities Lending Agent Fees
Dow Jones U.S. Basic Materials Sector	$85,948
Dow Jones U.S. Consumer Goods Sector	27,644
Dow Jones U.S. Consumer Services Sector	62,092
Dow Jones U.S. Financial Sector	48,223
Dow Jones U.S. Industrial Sector	27,991

iShares Index Fund	Securities Lending Agent Fees
Dow Jones U.S. Financial Services	$10,833
Dow Jones U.S. Real Estate	1,051,668
MSCI KLD 400 Social	6,915
MSCI USA ESG Select Social	3,816
Cohen & Steers Realty Majors	357,988

NOTES TO FINANCIAL STATEMENTS	97

Notes to Financial Statements (Continued)

iSHARES® TRUST

At the Special Meeting of the Board of Trustees held on January 5, 2012, the Board approved a new distribution agreement with BlackRock Investments, LLC (“BRIL”). BRIL is an affiliate of BFA. Effective April 1, 2012, BRIL replaced SEI Investments Distribution Co. as the distributor for each Fund. Pursuant to the new distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trades for the year ended April 30, 2012, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest — affiliated” in the Statements of Operations.

As of April 30, 2012, The PNC Financial Services Group, Inc. (“PNC”) and Barclays PLC (“Barclays”) are the largest stockholders of BlackRock. Due to the ownership structure, PNC is an affiliate of the Funds for 1940 Act purposes, but Barclays is not.

Investments in issuers considered to be affiliates of the Funds (excluding short-term investments) during the year ended April 30, 2012, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

iShares Index Fund and Name of Affiliated Issuer	Shares Held at Beginning of Year	Shares Purchased	Shares Sold	Shares Held at End of Year	Value at End of Year	Dividend Income	Net Realized Gain (Loss)
Dow Jones U.S. Financial Sector
BlackRock Inc.	22,195	15,120	(14,649)	22,666	$4,342,352	$111,106	$81,300
PNC Financial Services Group Inc. (The)	121,827	74,994	(79,436)	117,385	7,784,973	155,249	(265,307)

					$12,127,325	$266,355	$(184,007)

Dow Jones U.S. Financial Services
BlackRock Inc.	16,845	10,746	(4,601)	22,990	$4,404,424	$85,853	$38,105
PNC Financial Services Group Inc. (The)	92,539	51,962	(25,395)	119,106	7,899,110	131,570	(50,029)

					$12,303,534	$217,423	$(11,924)

MSCI KLD 400 Social
BlackRock Inc.	2,363	866	(102)	3,127	$599,071	$15,345	$3,736
PNC Financial Services Group Inc. (The)	14,053	2,416	(687)	15,782	1,046,662	22,212	5,731

					$1,645,733	$37,557	$9,467

MSCI USA ESG Select Social
PNC Financial Services Group Inc. (The)	4,566	699	(264)	5,001	$331,666	$7,045	$4,404

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

98	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended April 30, 2012 were as follows:

iShares Index Fund	Purchases	Sales
Dow Jones U.S. Basic Materials Sector	$81,864,647	$82,015,773
Dow Jones U.S. Consumer Goods Sector	21,323,379	20,989,475
Dow Jones U.S. Consumer Services Sector	13,538,404	13,336,096
Dow Jones U.S. Financial Sector	26,213,693	25,211,899
Dow Jones U.S. Industrial Sector	23,951,279	24,024,856
Dow Jones U.S. Financial Services	9,123,021	8,821,590
Dow Jones U.S. Real Estate	506,248,216	502,686,182
MSCI KLD 400 Social	14,364,500	14,453,233
MSCI USA ESG Select Social	34,088,403	34,146,751
Cohen & Steers Realty Majors	416,038,554	412,299,313

In-kind transactions (see Note 4) for the year ended April 30, 2012 were as follows:

iShares Index Fund	In-kind Purchases	In-kind Sales
Dow Jones U.S. Basic Materials Sector	$917,687,344	$1,338,897,692
Dow Jones U.S. Consumer Goods Sector	194,751,147	141,107,329
Dow Jones U.S. Consumer Services Sector	178,705,034	104,113,637
Dow Jones U.S. Financial Sector	294,756,552	294,804,555
Dow Jones U.S. Industrial Sector	75,092,453	180,659,905
Dow Jones U.S. Financial Services	128,558,112	56,002,644
Dow Jones U.S. Real Estate	9,282,315,838	9,021,594,053
MSCI KLD 400 Social	13,997,206	4,933,630
MSCI USA ESG Select Social	20,483,074	8,473,511
Cohen & Steers Realty Majors	955,281,796	772,427,590

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities, which constitutes an optimized representation of the securities of that fund’s underlying index, and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation

NOTES TO FINANCIAL STATEMENTS	99

Notes to Financial Statements (Continued)

iSHARES® TRUST

Units, including Creation Units for cash. Investors transacting in Creation Units for cash pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities.

5.	LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BFA or its affiliates. Each Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the value of the cash collateral received.

As of April 30, 2012, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA. The value of the securities on loan as of April 30, 2012 and the value of the related collateral are disclosed in the Statements of Assets and Liabilities. Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral, net of fees and other payments to and from borrowers, and less the fees paid to BTC as securities lending agent.

6.	INCOME TAX INFORMATION

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of April 30, 2012, attributable to the expiration of capital loss carryforwards, distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares Index Fund	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Dow Jones U.S. Basic Materials Sector	$(26,536,150)	$1,051,439	$25,484,711
Dow Jones U.S. Consumer Goods Sector	18,891,461	—	(18,891,461)
Dow Jones U.S. Consumer Services Sector	8,283,462	—	(8,283,462)
Dow Jones U.S. Financial Sector	(29,313,550)	1,135	29,312,415
Dow Jones U.S. Industrial Sector	12,051,230	—	(12,051,230)
Dow Jones U.S. Financial Services	(11,872,311)	—	11,872,311
Dow Jones U.S. Real Estate	152,364,423	24,830,380	(177,194,803)
MSCI KLD 400 Social	1,475,075	—	(1,475,075)
MSCI USA ESG Select Social	2,202,288	—	(2,202,288)
Cohen & Steers Realty Majors	37,181,864	18,222,869	(55,404,733)

100	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The tax character of distributions paid during the years ended April 30, 2012 and April 30, 2011 was as follows:

iShares Index Fund	2012	2011
Dow Jones U.S. Basic Materials Sector
Ordinary income	$14,159,589	$11,822,197

Dow Jones U.S. Consumer Goods Sector
Ordinary income	$7,710,785	$6,742,501

Dow Jones U.S. Consumer Services Sector
Ordinary income	$2,834,965	$2,193,484

Dow Jones U.S. Financial Sector
Ordinary income	$6,897,302	$5,316,568

Dow Jones U.S. Industrial Sector
Ordinary income	$6,110,766	$6,217,972

Dow Jones U.S. Financial Services
Ordinary income	$2,455,617	$1,106,257

Dow Jones U.S. Real Estate
Ordinary income	$129,714,471	$104,929,822

MSCI KLD 400 Social
Ordinary income	$2,335,740	$1,792,915

MSCI USA ESG Select Social
Ordinary income	$2,472,607	$2,117,720

Cohen & Steers Realty Majors
Ordinary income	$76,386,547	$67,039,660

As of April 30, 2012, the tax components of accumulated net earnings (losses) were as follows:

iShares Index Fund	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
Dow Jones U.S. Basic Materials Sector	$—	$(23,474,974)	$(161,554,324)	$(148,245)	$(185,177,543)
Dow Jones U.S. Consumer Goods Sector	1,015,474	(23,363,831)	17,906,931	(1,775,219)	(6,216,645)
Dow Jones U.S. Consumer Services Sector	135,435	(16,183,466)	4,890,274	(1,563,178)	(12,720,935)
Dow Jones U.S. Financial Sector	177,027	(109,611,519)	(127,893,954)	(1,475,581)	(238,804,027)
Dow Jones U.S. Industrial Sector	314,733	(15,195,627)	(37,304,700)	(737,490)	(52,923,084)
Dow Jones U.S. Financial Services	456,857	(94,611,491)	(64,938,380)	(2,631,969)	(161,724,983)
Dow Jones U.S. Real Estate	—	(44,013,404)	37,126,260	—	(6,887,144)
MSCI KLD 400 Social	158,159	(5,875,589)	25,290,179	—	19,572,749
MSCI USA ESG Select Social	189,156	(19,714,405)	28,773,209	—	9,247,960
Cohen & Steers Realty Majors	—	(327,694,410)	90,839,903	(509,120)	(237,363,627)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the year ending April 30, 2013.

NOTES TO FINANCIAL STATEMENTS	101

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of April 30, 2012, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares Index Fund	Non- Expiring [a]	Expiring 2013	Expiring 2014	Expiring 2015	Expiring 2016	Expiring 2017	Expiring 2018	Expiring 2019	Total
Dow Jones U.S. Basic Materials Sector	$—	$—	$—	$2,027,542	$2,533,237	$8,036,664	$10,812,780	$64,751	$23,474,974
Dow Jones U.S. Consumer Goods Sector	1,648,843	331,603	6,571,402	1,320,322	—	1,597,881	11,893,780	—	23,363,831
Dow Jones U.S. Consumer Services Sector	1,293,592	590,495	2,292,509	183,523	—	3,693,668	6,983,187	1,146,492	16,183,466
Dow Jones U.S. Financial Sector	3,700,337	—	—	38,903	2,428,708	50,933,047	52,510,524	—	109,611,519
Dow Jones U.S. Industrial Sector	2,501,629	3,141,753	—	230,285	—	276,129	9,045,831	—	15,195,627
Dow Jones U.S. Financial Services	5,217,870	—	—	—	1,046,051	40,231,342	41,743,037	6,373,191	94,611,491
Dow Jones U.S. Real Estate	—	—	—	—	—	—	44,013,404	—	44,013,404
MSCI KLD 400 Social	—	—	—	—	—	1,084,184	4,416,445	374,960	5,875,589
MSCI USA ESG Select Social	—	—	—	—	—	4,064,018	15,576,262	74,125	19,714,405
Cohen & Steers Realty Majors	35,472,719	—	—	—	—	195,808,359	96,413,332	—	327,694,410

[a]	Must be utililized prior to losses subject to expiration.

102	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of April 30, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares Index Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Dow Jones U.S. Basic Materials Sector	$775,622,364	$13,971,920	$(175,526,244)	$(161,554,324)
Dow Jones U.S. Consumer Goods Sector	407,836,107	50,320,031	(32,413,100)	17,906,931
Dow Jones U.S. Consumer Services Sector	320,705,181	35,000,311	(30,110,037)	4,890,274
Dow Jones U.S. Financial Sector	668,220,830	22,357,312	(150,251,266)	(127,893,954)
Dow Jones U.S. Industrial Sector	445,047,746	26,347,648	(63,652,348)	(37,304,700)
Dow Jones U.S. Financial Services	378,754,005	13,822,923	(78,761,303)	(64,938,380)
Dow Jones U.S. Real Estate	4,360,341,363	176,158,861	(139,032,601)	37,126,260
MSCI KLD 400 Social	149,811,340	34,206,723	(8,916,544)	25,290,179
MSCI USA ESG Select Social	162,365,434	35,884,337	(7,111,128)	28,773,209
Cohen & Steers Realty Majors	3,191,735,247	345,529,421	(254,689,518)	90,839,903

Management has reviewed the tax positions as of April 30, 2012, inclusive of the open tax return years, and has determined that no provision for income tax is required in the Funds’ financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	103

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares Dow Jones U.S. Basic Materials Sector Index Fund, iShares Dow Jones U.S. Consumer Goods Sector Index Fund, iShares Dow Jones U.S. Consumer Services Sector Index Fund, iShares Dow Jones U.S. Financial Sector Index Fund, iShares Dow Jones U.S. Industrial Sector Index Fund, iShares Dow Jones U.S. Financial Services Index Fund, iShares Dow Jones U.S. Real Estate Index Fund, iShares MSCI KLD 400 Social Index Fund, iShares MSCI USA ESG Select Social Index Fund and iShares Cohen & Steers Realty Majors Index Fund (the “Funds”), at April 30, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2012 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

June 21, 2012

104	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

For corporate shareholders, the following percentages of the income dividends paid by the Funds during the fiscal year ended April 30, 2012 qualified for the dividends-received deduction:

iShares Index Fund	Dividends- Received Deduction
Dow Jones U.S. Basic Materials Sector	100.00%
Dow Jones U.S. Consumer Goods Sector	100.00
Dow Jones U.S. Consumer Services Sector	100.00
Dow Jones U.S. Financial Sector	79.89
Dow Jones U.S. Industrial Sector	100.00

iShares Index Fund	Dividends- Received Deduction
Dow Jones U.S. Financial Services	100.00%
Dow Jones U.S. Real Estate	0.08
MSCI KLD 400 Social	100.00
MSCI USA ESG Select Social	100.00

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended April 30, 2012:

iShares Index Fund	Qualified Dividend Income
Dow Jones U.S. Basic Materials Sector	$14,159,589
Dow Jones U.S. Consumer Goods Sector	7,710,785
Dow Jones U.S. Consumer Services Sector	2,834,965
Dow Jones U.S. Financial Sector	5,891,333
Dow Jones U.S. Industrial Sector	6,110,766

iShares Index Fund	Qualified Dividend Income
Dow Jones U.S. Financial Services	$2,455,617
Dow Jones U.S. Real Estate	3,757,481
MSCI KLD 400 Social	2,335,740
MSCI USA ESG Select Social	2,472,607
Cohen & Steers Reality Majors	3,299,425

In February 2013, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2012. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

TAX INFORMATION	105

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares Index Fund	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
Dow Jones U.S. Financial Sector	$0.80442	$—	$0.05099	$0.85541	94%	—%	6%		100%
Dow Jones U.S. Real Estate	2.19578	—	0.00942	2.20520	100	—	0	[a]	100
MSCI KLD 400 Social	0.71829	—	0.00871	0.72700	99	—	1		100
MSCI USA ESG Select Social	0.81648	—	0.01191	0.82839	99	—	1		100
Cohen & Steers Realty Majors	2.20037	—	—	2.20037	100	—	—		100

[a]	Rounds to less than 1%.

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

106	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Dow Jones U.S. Basic Materials Sector Index Fund

Period Covered: January 1, 2007 through March 31, 2012

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	1	0.08%
Greater than 1.0% and Less than 1.5%	6	0.45
Greater than 0.5% and Less than 1.0%	11	0.82
Between 0.5% and –0.5%	1,292	97.82
Less than –0.5% and Greater than –1.0%	6	0.45
Less than –1.0%	5	0.38

	1,321	100.00%

iShares Dow Jones U.S. Consumer Goods Sector Index Fund

Period Covered: January 1, 2007 through March 31, 2012

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0% and Less than 2.5%	1	0.08%
Greater than 1.5% and Less than 2.0%	1	0.08
Greater than 1.0% and Less than 1.5%	4	0.30
Greater than 0.5% and Less than 1.0%	5	0.38
Between 0.5% and –0.5%	1,303	98.63
Less than –0.5% and Greater than –1.0%	4	0.30
Less than –1.0% and Greater than –1.5%	2	0.15
Less than –1.5% and Greater than –2.0%	1	0.08

	1,321	100.00%

SUPPLEMENTAL INFORMATION	107

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Dow Jones U.S. Consumer Services Sector Index Fund

Period Covered: January 1, 2007 through March 31, 2012

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5%	1	0.08%
Greater than 1.0% and Less than 1.5%	2	0.15
Greater than 0.5% and Less than 1.0%	6	0.45
Between 0.5% and –0.5%	1,306	98.87
Less than –0.5% and Greater than –1.0%	4	0.30
Less than –1.0% and Greater than –1.5%	2	0.15

	1,321	100.00%

iShares Dow Jones U.S. Financial Sector Index Fund

Period Covered: January 1, 2007 through March 31, 2012

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	2	0.15%
Greater than 2.0% and Less than 2.5%	1	0.08
Greater than 1.5% and Less than 2.0%	2	0.15
Greater than 1.0% and Less than 1.5%	6	0.45
Greater than 0.5% and Less than 1.0%	19	1.44
Between 0.5% and –0.5%	1,278	96.74
Less than –0.5% and Greater than –1.0%	5	0.38
Less than –1.0% and Greater than –1.5%	2	0.15
Less than –1.5% and Greater than –2.0%	3	0.23
Less than –2.0%	3	0.23

	1,321	100.00%

108	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Dow Jones U.S. Industrial Sector Index Fund

Period Covered: January 1, 2007 through March 31, 2012

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5%	1	0.08%
Greater than 1.0% and Less than 1.5%	4	0.30
Greater than 0.5% and Less than 1.0%	8	0.60
Between 0.5% and –0.5%	1,303	98.63
Less than –0.5% and Greater than –1.0%	1	0.08
Less than –1.0% and Greater than –1.5%	3	0.23
Less than –1.5%	1	0.08

	1,321	100.00%

iShares Dow Jones U.S. Financial Services Index Fund

Period Covered: January 1, 2007 through March 31, 2012

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	3	0.23%
Greater than 2.0% and Less than 2.5%	2	0.15
Greater than 1.5% and Less than 2.0%	1	0.08
Greater than 1.0% and Less than 1.5%	7	0.52
Greater than 0.5% and Less than 1.0%	15	1.13
Between 0.5% and –0.5%	1,279	96.82
Less than –0.5% and Greater than –1.0%	6	0.45
Less than –1.0% and Greater than –1.5%	2	0.15
Less than –1.5% and Greater than –2.0%	2	0.15
Less than –2.0% and Greater than –2.5%	1	0.08
Less than –2.5% and Greater than –3.0%	1	0.08
Less than –3.0% and Greater than –3.5%	1	0.08
Less than –3.5%	1	0.08

	1,321	100.00%

SUPPLEMENTAL INFORMATION	109

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Dow Jones U.S. Real Estate Index Fund

Period Covered: January 1, 2007 through March 31, 2012

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	2	0.15%
Greater than 2.0% and Less than 2.5%	1	0.08
Greater than 1.5% and Less than 2.0%	2	0.15
Greater than 1.0% and Less than 1.5%	5	0.38
Greater than 0.5% and Less than 1.0%	18	1.36
Between 0.5% and –0.5%	1,271	96.22
Less than –0.5% and Greater than –1.0%	12	0.91
Less than –1.0% and Greater than –1.5%	6	0.45
Less than –1.5%	4	0.30

	1,321	100.00%

iShares MSCI KLD 400 Social Index Fund

Period Covered: January 1, 2007 through March 31, 2012

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5%	15	1.14%
Greater than 1.0% and Less than 1.5%	2	0.15
Greater than 0.5% and Less than 1.0%	13	0.98
Between 0.5% and –0.5%	1,280	96.89
Less than –0.5% and Greater than –1.0%	5	0.38
Less than –1.0% and Greater than –1.5%	3	0.23
Less than –1.5% and Greater than –2.0%	1	0.08
Less than –2.0%	2	0.15

	1,321	100.00%

110	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares MSCI USA ESG Select Social Index Fund

Period Covered: January 1, 2007 through March 31, 2012

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	2	0.15%
Greater than 1.5% and Less than 2.0%	2	0.15
Greater than 1.0% and Less than 1.5%	2	0.15
Greater than 0.5% and Less than 1.0%	8	0.60
Between 0.5% and –0.5%	1,298	98.27
Less than –0.5% and Greater than –1.0%	3	0.23
Less than –1.0% and Greater than –1.5%	4	0.30
Less than –1.5%	2	0.15

	1,321	100.00%

iShares Cohen & Steers Realty Majors Index Fund

Period Covered: January 1, 2007 through March 31, 2012

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	1	0.08%
Greater than 2.5% and Less than 3.0%	3	0.23
Greater than 2.0% and Less than 2.5%	2	0.15
Greater than 1.5% and Less than 2.0%	1	0.08
Greater than 1.0% and Less than 1.5%	6	0.45
Greater than 0.5% and Less than 1.0%	22	1.67
Between 0.5% and –0.5%	1,267	95.90
Less than –0.5% and Greater than –1.0%	9	0.68
Less than –1.0% and Greater than –1.5%	5	0.38
Less than –1.5% and Greater than –2.0%	1	0.08
Less than –2.0%	4	0.30

	1,321	100.00%

SUPPLEMENTAL INFORMATION	111

Trustee and Officer Information (Unaudited)

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Treasurer and Secretary shall each hold office until their successors are chosen and qualified, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not interested persons (as defined in the 1940 Act) are referred to as Independent Trustees.

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee of iShares Trust also serves as a Director of iShares, Inc. and a Director of iShares MSCI Russia Capped Index Fund, Inc. and, as a result, oversees a total of 272 funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Trustee and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees and Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert S. Kapito[a] (55)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006 and 2007, respectively); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of BlackRock, Inc. (since 2007).

Michael Latham[b] (46)	Trustee (since 2010); President (since 2007).	Chairman of iShares, BlackRock, Inc. (since 2011); Global Chief Executive Officer of iShares, BTC (2010-2011); Managing Director, BTC (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007-2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange-Traded Products Business of BGI (2003-2007).	Director of iShares, Inc. (since 2010); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

112	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert H. Silver (57)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Member, Non-Investor Advisory Board of Russia Partners II, LP (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Independent Chairman of iShares, Inc. and iShares MSCI Russia Capped Index Fund, Inc. (since 2012).

Cecilia H. Herbert (63)	Trustee (since 2005).

Director (since 1998) and President

(2007-2010) of the Board of

Directors, Catholic Charities CYO;

Trustee of Pacific Select Funds

(2004-2005); Trustee (2002-2011) and Chair of the Finance Committee (2006-2009) and Investment Committee (2006-2011) of the Thacher School; Member (since 1994) and Chair (1994-2005) of

Investment Committee, Archdiocese

of San Francisco; Trustee and member (since 2011) of the Investment Committee, WNET, a New York public broadcasting company.

Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director, Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (68)	Trustee (since 2005).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of Skybridge Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (56)	Trustee (since 2005).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

John E. Martinez (51)	Trustee (since 2003).	Director of EquityRock, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

TRUSTEE AND OFFICER INFORMATION	113

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
George G.C. Parker (73)	Trustee (since 2000).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University: Graduate School of Business (Professor since 1973; Emeritus since 2006).

Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped Index Fund, Inc. (since

2010); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since

2004); Director of Colony Financial, Inc. (since 2009); Director of First

Republic Bank (since 2010).

Madhav V. Rajan (47)	Trustee (since 2011).

Gregor G. Peterson Professor of

Accounting and Senior Associate

Dean for Academic Affairs, Stanford

University: Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(Winter 2007-2008).

Director of iShares, Inc. (since 2011); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2011).

114	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years
Edward B. Baer (43)	Vice President and Chief Legal Officer (since 2012).	Managing Director, BlackRock (since 2006).

Eilleen M. Clavere (60)	Secretary (since 2007).	Director, BlackRock (since 2009); Director of Legal Administration of Intermediary Investor Business of BGI (2006-2009).

Jack Gee (52)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock (since 2009); Senior Director of Fund Administration of Intermediary Investor Business of BGI (2009); Director of Fund Administration of Intermediary Investor Business of BGI (2004-2009).

Amy Schioldager (49)	Executive Vice President (since 2007).	Managing Director, BlackRock (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008).

Ira P. Shapiro (49)	Vice President (since 2007).	Managing Director, BlackRock (since 2009); Chief Legal Officer, Exchange- Traded Funds Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

Matt Tucker (39)	Vice President (since 2007).	Managing Director, BlackRock (since 2009); Director of Fixed Income Investment Strategy, BGI (2009); Head of U.S. Fixed Income Investment Solutions, BGI (2005-2008).

TRUSTEE AND OFFICER INFORMATION	115

Notes:

116	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	117

Notes:

118	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com

or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold, or promoted by Dow Jones Trademark Holdings, LLC, MSCI Inc. or Cohen & Steers Capital Management, Inc., nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2012 BlackRock. All rights reserved. iShares® and BlackRock® are registered trademarks of BlackRock. All other trademarks, servicemarks or registered trademarks are the property of their respective owners.

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iS-AR-42-0412

April 30, 2012

2012 Annual Report

iShares Trust

iShares Dow Jones U.S. Index Fund  |  IYY  |  NYSE Arca

iShares Dow Jones U.S. Energy Sector Index Fund  |  IYE  |  NYSE Arca

iShares Dow Jones U.S. Healthcare Sector Index Fund  |  IYH  |  NYSE Arca

iShares Dow Jones U.S. Technology Sector Index Fund  |  IYW  |  NYSE Arca

iShares Dow Jones U.S. Telecommunications Sector Index Fund  |  IYZ  |  NYSE Arca

iShares Dow Jones U.S. Utilities Sector Index Fund  |  IDU  |  NYSE Arca

iShares Dow Jones Transportation Average Index Fund  |  IYT  |  NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. INDEX FUND

Performance as of April 30, 2012

Average Annual Total Returns
Year Ended 4/30/12			Five Years Ended 4/30/12			Ten Years Ended 4/30/12
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
3.71%	3.68%	3.90%	1.34%	1.32%	1.52%	5.15%	5.15%	5.35%

Cumulative Total Returns
Year Ended 4/30/12			Five Years Ended 4/30/12			Ten Years Ended 4/30/12
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
3.71%	3.68%	3.90%	6.86%	6.78%	7.83%	65.27%	65.26%	68.35%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

PORTFOLIO ALLOCATION

As of 4/30/12

Sector*	Percentage of Net Assets

Consumer Non-Cyclical	21.17%
Financial	14.92
Technology	14.70
Industrial	11.00
Energy	10.84
Consumer Cyclical	10.07
Communications	10.04
Basic Materials	3.56
Utilities	3.55
Diversified	0.03
Short-Term and Other Net Assets	0.12

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/12

Security	Percentage of Net Assets

Apple Inc.	3.68%
Exxon Mobil Corp.	2.81
Microsoft Corp.	1.63
International Business Machines Corp.	1.55
Chevron Corp.	1.45
General Electric Co.	1.41
AT&T Inc.	1.33
Johnson & Johnson	1.21
Pfizer Inc.	1.20
Procter & Gamble Co. (The)	1.19

TOTAL	17.46%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

The iShares Dow Jones U.S. Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. IndexSM (the “Index”). The Index measures the performance of the broad U.S. equity market, and is comprised of all of the companies in the Dow Jones Large-Cap Index, Dow Jones Mid-Cap Index and Dow Jones Small-Cap Index. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2012 (the “reporting period”), the total return for the Fund was 3.71%, net of fees, while the total return for the Index was 3.90%.

U.S. equity markets generally gained during the reporting period, although they endured volatility along the way. Stocks began the reporting period on a positive note, as improving economic data and better-than-expected corporate profits apparently outweighed concerns about turmoil in the Middle East and the aftermath of a devastating earthquake and tsunami that struck Japan in March 2011. As the reporting period progressed, though, sovereign debt concerns in Europe heightened as a potential restructuring of debt for Greece and a bailout package for Portugal sparked concerns about the overall impact to the European banking system and, in turn, global economic recovery. A slowdown in U.S. economic activity also weighed on investor confidence, creating market volatility and sharp share price declines. The federal debt ceiling debate, followed by an unprecedented credit rating downgrade of U.S. Treasury debt from AAA to AA+, caused further investor concern.

Stocks reversed course again in the second half of the reporting period as improving economic data calmed fears of recession in the U.S. Economic activity expanded moderately, as measured by an annual GDP growth rate of 2.1% in the first quarter of 2012. Persistently high unemployment rates eased somewhat, declining to 8.1% in April 2012, down from a peak of 10.1% in late 2009. The Conference Board’s Consumer Confidence Index, which had dropped to 39.8% in October 2011, climbed above 70% for the first time in a year in February 2012, before pulling back slightly in March and April to stand at 69.2%. Events in Europe continued to sway investor sentiment regarding U.S. markets: long-term refinancing operations by the European Central Bank, which provided $1.2 trillion in loans to European banks, eased investor concerns about the debt crisis in Europe and its effect on global economic health. A vote in favor of Greece’s debt restructuring, the largest sovereign debt restructuring in history, also buoyed investor sentiment.

6	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

By the final months of the reporting period, though, concerns about Europe resurfaced as Spain slipped into recession, causing investor sentiment to turn more cautious. Torn between strong earnings and mixed economic data, markets declined modestly amid renewed volatility.

Within the Index, sector performance was mixed. The information technology sector, the largest at 19% of the Index, was the largest positive contributor to Index returns. The consumer discretionary, consumer staples, and health care sectors also added meaningfully to Index gains. The energy sector, which accounted for 11% of the Index, was the most significant sector detractor from Index results. Financials, materials, and industrials stocks detracted modestly from Index performance.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. ENERGY SECTOR INDEX FUND

Performance as of April 30, 2012

Average Annual Total Returns
Year Ended 4/30/12			Five Years Ended 4/30/12			Ten Years Ended 4/30/12
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(9.41)%	(9.43)%	(9.12)%	3.59%	3.58%	3.82%	11.18%	11.16%	11.58%

Cumulative Total Returns
Year Ended 4/30/12			Five Years Ended 4/30/12			Ten Years Ended 4/30/12
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(9.41)%	(9.43)%	(9.12)%	19.31%	19.21%	20.64%	188.64%	188.13%	199.04%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

8	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. ENERGY SECTOR INDEX FUND

PORTFOLIO ALLOCATION

As of 4/30/12

Sector	Percentage of Net Assets

Oil Companies — Integrated	47.96%
Oil Companies — Exploration & Production	25.24
Oil — Field Services	12.11
Oil Field Machinery & Equipment	4.29
Pipelines	3.49
Oil & Gas Drilling	3.37
Oil Refining & Marketing	2.12
Other*	1.33
Short-Term and Other Net Assets	0.09

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/12

Security	Percentage of Net Assets

Exxon Mobil Corp.	24.84%
Chevron Corp.	13.76
Schlumberger Ltd.	6.32
ConocoPhillips	4.85
Occidental Petroleum Corp.	4.85
Apache Corp.	2.56
Anadarko Petroleum Corp.	2.53
National Oilwell Varco Inc.	2.13
Halliburton Co.	2.07
EOG Resources Inc.	2.04

TOTAL	65.95%

*	Other includes sectors which individually represent less than 1% of net assets.

The iShares Dow Jones U.S. Energy Sector Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Oil & Gas IndexSM (the “Index”). The Index measures the performance of the oil and gas sector of the U.S. equity market. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2012 (the “reporting period”), the total return for the Fund was (9.41)%, net of fees, while the total return for the Index was (9.12)%.

U.S. equity markets generally gained during the reporting period, although they endured volatility along the way. Stocks began the reporting period on a positive note, as improving economic data and better-than-expected corporate profits apparently outweighed concerns about turmoil in the Middle East and the aftermath of a devastating earthquake and tsunami that struck Japan in March 2011. As the reporting period progressed, though, sovereign debt concerns in Europe heightened as a potential restructuring of debt for Greece and a bailout package for Portugal sparked concerns about the overall impact to the European banking system and, in turn, global economic recovery. A slowdown in U.S. economic activity also weighed on investor confidence, creating market volatility and sharp share price declines. The federal debt ceiling debate, followed by an unprecedented credit rating downgrade of U.S. Treasury debt from AAA to AA+, caused further investor concern.

Stocks reversed course again in the second half of the reporting period as improving economic data calmed fears of recession in the U.S. Economic activity expanded moderately, as measured by an annual GDP growth rate of 2.1% in the first quarter of 2012. Persistently high unemployment rates eased somewhat, declining to 8.1% in April 2012, down from a peak of 10.1% in late 2009. The Conference Board’s Consumer Confidence Index, which had dropped to 39.8% in October 2011, climbed above 70% for the first time in a year in February 2012, before pulling back slightly in March and April to stand at 69.2%. Events in Europe continued to sway investor sentiment regarding U.S. markets: long-term refinancing operations by the European Central Bank, which provided $1.2 trillion in loans to European banks, eased investor concerns about the debt crisis in Europe and its effect on global economic health. A vote in favor of Greece’s debt restructuring, the largest sovereign debt restructuring in history, also buoyed investor sentiment.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. ENERGY SECTOR INDEX FUND

By the final months of the reporting period, though, concerns about Europe resurfaced as Spain slipped into recession, causing investor sentiment to turn more cautious. Torn between strong earnings and mixed economic data, markets declined modestly amid renewed volatility.

Energy stocks, as measured by the Index, declined and lagged the broad U.S. stock indexes during the reporting period. Beginning the reporting period at more than $110 per barrel, oil prices experienced volatility before finishing the period with a modest decline as the sovereign debt crisis in Europe and uneven economic data clouded the outlook for global economic growth. Slower economic growth in Europe and China caused demand for oil to wane during the reporting period, which in turn drove up supply, boosting the U.S.’s oil supply to its highest levels in more than 20 years.

10	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. HEALTHCARE SECTOR INDEX FUND

Performance as of April 30, 2012

Average Annual Total Returns
Year Ended 4/30/12			Five Years Ended 4/30/12			Ten Years Ended 4/30/12
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
7.90%	7.87%	8.32%	3.48%	3.48%	3.89%	4.45%	4.45%	4.95%

Cumulative Total Returns
Year Ended 4/30/12			Five Years Ended 4/30/12			Ten Years Ended 4/30/12
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
7.90%	7.87%	8.32%	18.67%	18.64%	21.05%	54.61%	54.49%	62.05%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. HEALTHCARE SECTOR INDEX FUND

PORTFOLIO ALLOCATION

As of 4/30/12

Sector	Percentage of Net Assets

Pharmaceuticals	52.28%
Health Care — Products	17.65
Biotechnology	15.33
Health Care — Services	12.46
Electronics	1.82
Commercial Services	0.23
Distribution & Wholesale	0.12
Short-Term and Other Net Assets	0.11

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/12

Security	Percentage of Net Assets

Johnson & Johnson	11.24%
Pfizer Inc.	11.12
Merck & Co. Inc.	7.61
Abbott Laboratories	6.10
Amgen Inc.	3.93
UnitedHealth Group Inc.	3.81
Bristol-Myers Squibb Co.	3.62
Express Scripts Holding Co.	2.82
Eli Lilly and Co.	2.56
Medtronic Inc.	2.56

TOTAL	55.37%

The iShares Dow Jones U.S. Healthcare Sector Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Health Care IndexSM (the “Index”). The Index measures the performance of the healthcare sector of the U.S. equity market. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2012 (the “reporting period”), the total return for the Fund was 7.90%, net of fees, while the total return for the Index was 8.32%.

U.S. equity markets generally gained during the reporting period, although they endured volatility along the way. Stocks began the reporting period on a positive note, as improving economic data and better-than-expected corporate profits apparently outweighed concerns about turmoil in the Middle East and the aftermath of a devastating earthquake and tsunami that struck Japan in March 2011. As the reporting period progressed, though, sovereign debt concerns in Europe heightened as a potential restructuring of debt for Greece and a bailout package for Portugal sparked concerns about the overall impact to the European banking system and, in turn, global economic recovery. A slowdown in U.S. economic activity also weighed on investor confidence, creating market volatility and sharp share price declines. The federal debt ceiling debate, followed by an unprecedented credit rating downgrade of U.S. Treasury debt from AAA to AA+, caused further investor concern.

Stocks reversed course again in the second half of the reporting period as improving economic data calmed fears of recession in the U.S. Economic activity expanded moderately, as measured by an annual GDP growth rate of 2.1% in the first quarter of 2012. Persistently high unemployment rates eased somewhat, declining to 8.1% in April 2012, down from a peak of 10.1% in late 2009. The Conference Board’s Consumer Confidence Index, which had dropped to 39.8% in October 2011, climbed above 70% for the first time in a year in February 2012, before pulling back slightly in March and April to stand at 69.2%. Events in Europe continued to sway investor sentiment regarding U.S. markets: long-term refinancing operations by the European Central Bank, which provided $1.2 trillion in loans to European banks, eased investor concerns about the debt crisis in Europe and its effect on global economic health. A vote in favor of Greece’s debt restructuring, the largest sovereign debt restructuring in history, also buoyed investor sentiment.

By the final months of the reporting period, though, concerns about Europe resurfaced as Spain slipped into recession, causing investor sentiment to turn more cautious. Torn between strong earnings and mixed economic data, markets declined modestly amid renewed volatility.

12	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. HEALTHCARE SECTOR INDEX FUND

Health care stocks, as represented by the Index, gained during the reporting period and outpaced the broad U.S. stock indexes. Although drug companies continued to face patent expirations and corresponding competition from inexpensive generic drugs, they performed well as a group. With few breakthrough drugs in the pipeline, many strengthened their presence in select areas through acquisitions and partnerships, and developed new pipeline candidates through collaboration and in-licensing activities.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. TECHNOLOGY SECTOR INDEX FUND

Performance as of April 30, 2012

Average Annual Total Returns
Year Ended 4/30/12			Five Years Ended 4/30/12			Ten Years Ended 4/30/12
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
11.58%	11.38%	12.02%	6.50%	6.46%	6.93%	6.18%	6.17%	6.69%

Cumulative Total Returns
Year Ended 4/30/12			Five Years Ended 4/30/12			Ten Years Ended 4/30/12
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
11.58%	11.38%	12.02%	37.02%	36.76%	39.81%	82.11%	82.02%	91.12%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

14	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. TECHNOLOGY SECTOR INDEX FUND

PORTFOLIO ALLOCATION

As of 4/30/12

Sector	Percentage of Net Assets

Computers	40.56%
Software	22.06
Semiconductors	18.61
Internet	9.19
Telecommunications	8.14
Office & Business Equipment	0.56
Electronics	0.37
Commercial Services	0.32
Distribution & Wholesale	0.13
Short-Term and Other Net Assets	0.06

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/12

Security	Percentage of Net Assets

Apple Inc.	21.46%
Microsoft Corp.	9.44
International Business Machines Corp.	8.99
Google Inc. Class A	6.17
Intel Corp.	4.95
Oracle Corp.	4.53
Cisco Systems Inc.	4.30
QUALCOMM Inc.	4.28
EMC Corp.	2.29
Hewlett-Packard Co.	1.95

TOTAL	68.36%

The iShares Dow Jones U.S. Technology Sector Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Technology IndexSM (the “Index”). The Index measures the performance of the technology sector of the U.S. equity market. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2012 (the “reporting period”), the total return for the Fund was 11.58%, net of fees, while the total return for the Index was 12.02%.

U.S. equity markets generally gained during the reporting period, although they endured volatility along the way. Stocks began the reporting period on a positive note, as improving economic data and better-than-expected corporate profits apparently outweighed concerns about turmoil in the Middle East and the aftermath of a devastating earthquake and tsunami that struck Japan in March 2011. As the reporting period progressed, though, sovereign debt concerns in Europe heightened as a potential restructuring of debt for Greece and a bailout package for Portugal sparked concerns about the overall impact to the European banking system and, in turn, global economic recovery. A slowdown in U.S. economic activity also weighed on investor confidence, creating market volatility and sharp share price declines. The federal debt ceiling debate, followed by an unprecedented credit rating downgrade of U.S. Treasury debt from AAA to AA+, caused further investor concern.

Stocks reversed course again in the second half of the reporting period as improving economic data calmed fears of recession in the U.S. Economic activity expanded moderately, as measured by an annual GDP growth rate of 2.1% in the first quarter of 2012. Persistently high unemployment rates eased somewhat, declining to 8.1% in April 2012, down from a peak of 10.1% in late 2009. The Conference Board’s Consumer Confidence Index, which had dropped to 39.8% in October 2011, climbed above 70% for the first time in a year in February 2012, before pulling back slightly in March and April to stand at 69.2%. Events in Europe continued to sway investor sentiment regarding U.S. markets: long-term refinancing operations by the European Central Bank, which provided $1.2 trillion in loans to European banks, eased investor concerns about the debt crisis in Europe and its effect on global economic health. A vote in favor of Greece’s debt restructuring, the largest sovereign debt restructuring in history, also buoyed investor sentiment.

By the final months of the reporting period, though, concerns about Europe resurfaced as Spain slipped into recession, causing investor sentiment to turn more cautious. Torn between strong earnings and mixed economic data, markets declined modestly amid renewed volatility.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. TECHNOLOGY SECTOR INDEX FUND

Technology stocks, as represented by the Index, delivered positive results during the reporting period and outpaced the broad U.S. stock indexes. Increased usage of innovative consumer-related products, such as tablets and smartphones, helped to generate solid revenues for makers of these devices. During much of the reporting period, corporate spending on software and services remained solid. As concerns about economic slowdown in Europe resurfaced, however, some technology companies, particularly equipment makers, warned of potential declines in future earnings levels.

16	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. TELECOMMUNICATIONS SECTOR INDEX FUND

Performance as of April 30, 2012

Average Annual Total Returns
Year Ended 4/30/12			Five Years Ended 4/30/12			Ten Years Ended 4/30/12
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(8.20)%	(8.24)%	(7.80)%	(4.14)%	(4.15)%	(4.22)%	2.62%	2.63%	2.91%

Cumulative Total Returns
Year Ended 4/30/12			Five Years Ended 4/30/12			Ten Years Ended 4/30/12
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(8.20)%	(8.24)%	(7.80)%	(19.04)%	(19.10)%	(19.41)%	29.51%	29.62%	33.24%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance reflects the Dow Jones U.S. Telecommunications Index through May 8, 2007 and the Dow Jones U.S. Select Telecommunications Index thereafter.

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. TELECOMMUNICATIONS SECTOR INDEX FUND

PORTFOLIO ALLOCATION

As of 4/30/12

Sector	Percentage of Net Assets

Telephone — Integrated	55.76%
Telecommunications Services	16.06
Cellular Telecommunications	11.22
Wireless Equipment	10.76
Diversified Operations	3.60
Internet Connectivity Services	2.56
Short-Term and Other Net Assets	0.04

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/12

Security	Percentage of Net Assets

AT&T Inc.	18.69%
Verizon Communications Inc.	14.27
CenturyLink Inc.	8.00
Crown Castle International Corp.	6.43
Virgin Media Inc.	4.63
Sprint Nextel Corp.	4.56
SBA Communications Corp. Class A	4.33
Windstream Corp.	4.21
Leucadia National Corp.	3.60
Frontier Communications Corp.	3.28

TOTAL	72.00%

The iShares Dow Jones U.S. Telecommunications Sector Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Select Telecommunications IndexSM (the “Index”). The Index measures the performance of the telecommunications sector of the U.S. equity market. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2012 (the “reporting period”), the total return for the Fund was (8.20)%, net of fees, while the total return for the Index was (7.80)%.

U.S. equity markets generally gained during the reporting period, although they endured volatility along the way. Stocks began the reporting period on a positive note, as improving economic data and better-than-expected corporate profits apparently outweighed concerns about turmoil in the Middle East and the aftermath of a devastating earthquake and tsunami that struck Japan in March 2011. As the reporting period progressed, though, sovereign debt concerns in Europe heightened as a potential restructuring of debt for Greece and a bailout package for Portugal sparked concerns about the overall impact to the European banking system and, in turn, global economic recovery. A slowdown in U.S. economic activity also weighed on investor confidence, creating market volatility and sharp share price declines. The federal debt ceiling debate, followed by an unprecedented credit rating downgrade of U.S. Treasury debt from AAA to AA+, caused further investor concern.

Stocks reversed course again in the second half of the reporting period as improving economic data calmed fears of recession in the U.S. Economic activity expanded moderately, as measured by an annual GDP growth rate of 2.1% in the first quarter of 2012. Persistently high unemployment rates eased somewhat, declining to 8.1% in April 2012, down from a peak of 10.1% in late 2009. The Conference Board’s Consumer Confidence Index, which had dropped to 39.8% in October 2011, climbed above 70% for the first time in a year in February 2012, before pulling back slightly in March and April to stand at 69.2%. Events in Europe continued to sway investor sentiment regarding U.S. markets: long-term refinancing operations by the European Central Bank, which provided $1.2 trillion in loans to European banks, eased investor concerns about the debt crisis in Europe and its effect on global economic health. A vote in favor of Greece’s debt restructuring, the largest sovereign debt restructuring in history, also buoyed investor sentiment.

By the final months of the reporting period, though, concerns about Europe resurfaced as Spain slipped into recession, causing investor sentiment to turn more cautious. Torn between strong earnings and mixed economic data, markets declined modestly amid renewed volatility.

18	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. TELECOMMUNICATIONS SECTOR INDEX FUND

Telecommunications stocks, as represented by the Index, declined during the reporting period and lagged the broad U.S. equity indexes. Diversified telecommunications services companies accounted for the bulk of underperformance. These companies have competed with cable operators for market share in so-called “triple-play” packages, which bundle telephone services with internet and television services. During the reporting period, cable operators appeared to be winning this battle as they experienced increasing average revenue per user (“ARPU”), while ARPU for telecommunications companies has remained stagnant. Wireless service providers as a group were the strongest performers in the sector as they continued to benefit from demand for smartphones, which in turn drove up usage of texting and internet services on mobile devices.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. UTILITIES SECTOR INDEX FUND

Performance as of April 30, 2012

Average Annual Total Returns
Year Ended 4/30/12			Five Years Ended 4/30/12			Ten Years Ended 4/30/12
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
10.07%	10.00%	10.63%	0.61%	0.60%	0.99%	6.40%	6.42%	6.91%

Cumulative Total Returns
Year Ended 4/30/12			Five Years Ended 4/30/12			Ten Years Ended 4/30/12
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
10.07%	10.00%	10.63%	3.10%	3.03%	5.06%	86.00%	86.32%	95.09%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

20	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. UTILITIES SECTOR INDEX FUND

PORTFOLIO ALLOCATION

As of 4/30/12

Sector	Percentage of Net Assets

Electric — Integrated	77.59%
Gas — Distribution	10.65
Pipelines	5.21
Independent Power Producer	2.36
Water	1.83
Electric — Generation	1.49
Electric — Transmission	0.73
Short-Term and Other Net Assets	0.14

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/12

Security	Percentage of Net Assets

Southern Co. (The)	7.27%
Exelon Corp.	6.09
Dominion Resources Inc.	5.48
Duke Energy Corp.	5.21
NextEra Energy Inc.	4.86
Spectra Energy Corp.	3.67
FirstEnergy Corp.	3.61
American Electric Power Co. Inc.	3.45
PG&E Corp.	3.36
Consolidated Edison Inc.	3.19

TOTAL	46.19%

The iShares Dow Jones U.S. Utilities Sector Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Utilities IndexSM (the “Index”). The Index measures the performance of the utilities sector of the U.S. equity market. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2012 (the “reporting period”), the total return for the Fund was 10.07%, net of fees, while the total return for the Index was 10.63%.

U.S. equity markets generally gained during the reporting period, although they endured volatility along the way. Stocks began the reporting period on a positive note, as improving economic data and better-than-expected corporate profits apparently outweighed concerns about turmoil in the Middle East and the aftermath of a devastating earthquake and tsunami that struck Japan in March 2011. As the reporting period progressed, though, sovereign debt concerns in Europe heightened as a potential restructuring of debt for Greece and a bailout package for Portugal sparked concerns about the overall impact to the European banking system and, in turn, global economic recovery. A slowdown in U.S. economic activity also weighed on investor confidence, creating market volatility and sharp share price declines. The federal debt ceiling debate, followed by an unprecedented credit rating downgrade of U.S. Treasury debt from AAA to AA+, caused further investor concern.

Stocks reversed course again in the second half of the reporting period as improving economic data calmed fears of recession in the U.S. Economic activity expanded moderately, as measured by an annual GDP growth rate of 2.1% in the first quarter of 2012. Persistently high unemployment rates eased somewhat, declining to 8.1% in April 2012, down from a peak of 10.1% in late 2009. The Conference Board’s Consumer Confidence Index, which had dropped to 39.8% in October 2011, climbed above 70% for the first time in a year in February 2012, before pulling back slightly in March and April to stand at 69.2%. Events in Europe continued to sway investor sentiment regarding U.S. markets: long-term refinancing operations by the European Central Bank, which provided $1.2 trillion in loans to European banks, eased investor concerns about the debt crisis in Europe and its effect on global economic health. A vote in favor of Greece’s debt restructuring, the largest sovereign debt restructuring in history, also buoyed investor sentiment.

By the final months of the reporting period, though, concerns about Europe resurfaced as Spain slipped into recession, causing investor sentiment to turn more cautious. Torn between strong earnings and mixed economic data, markets declined modestly amid renewed volatility.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	21

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. UTILITIES SECTOR INDEX FUND

Utilities stocks, as represented by the Index, delivered positive results during the reporting period and outpaced the broad U.S. stock indexes. Because most utilities represent natural monopolies and are heavily regulated by the government, they tend to be resilient to changes in economic or market conditions, allowing this sector to hold up well in the volatile market environment of the past 12 months. The low interest rates offered on other financial instruments also made utilities an attractive investment choice. Although utilities stocks historically have offered a yield that is slightly less than that of the 10-year U.S. Treasury bond, their average yield was greater than the 10-year U.S. Treasury yield during the reporting period.

22	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® DOW JONES TRANSPORTATION AVERAGE INDEX FUND

Performance as of April 30, 2012

Average Annual Total Returns
Year Ended 4/30/12			Five Years Ended 4/30/12			Inception to 4/30/12
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(5.13)%	(5.13)%	(3.52)%	2.07%	2.04%	2.50%	8.69%	8.69%	9.14%

Cumulative Total Returns
Year Ended 4/30/12			Five Years Ended 4/30/12			Inception to 4/30/12
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(5.13)%	(5.13)%	(3.52)%	10.76%	10.64%	13.13%	104.23%	104.18%	111.61%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

Total returns for the period since inception are calculated from the inception date of the Fund (10/6/03). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (10/10/03), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	23

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES TRANSPORTATION AVERAGE INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/12
Sector	Percentage of Net Assets

Transportation — Services	32.96%
Transportation — Rail	29.71
Transportation — Truck	14.04
Airlines	11.64
Transportation — Marine	6.74
Transportation — Equipment & Leasing	4.78
Short-Term and Other Net Assets	0.13

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/12

Security	Percentage of Net Assets

Union Pacific Corp.	11.81%
FedEx Corp.	9.19
United Parcel Service Inc. Class B	8.26
Norfolk Southern Corp.	7.73
C.H. Robinson Worldwide Inc.	6.32
Kansas City Southern Industries Inc.	5.90
J.B. Hunt Transport Services Inc.	4.93
Landstar System Inc.	4.89
Ryder System Inc.	4.87
Alexander & Baldwin Inc.	4.86

TOTAL	68.76%

The iShares Dow Jones Transportation Average Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones Transportation Average IndexSM (the “Index”). The Index measures the performance of the transportation sector of the U.S. equity market. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2012 (the “reporting period”), the total return for the Fund was (5.13)%, net of fees, while the total return for the Index was (3.52)%.

U.S. equity markets generally gained during the reporting period, although they endured volatility along the way. Stocks began the reporting period on a positive note, as improving economic data and better-than-expected corporate profits apparently outweighed concerns about turmoil in the Middle East and the aftermath of a devastating earthquake and tsunami that struck Japan in March 2011. As the reporting period progressed, though, sovereign debt concerns in Europe heightened as a potential restructuring of debt for Greece and a bailout package for Portugal sparked concerns about the overall impact to the European banking system and, in turn, global economic recovery. A slowdown in U.S. economic activity also weighed on investor confidence, creating market volatility and sharp share price declines. The federal debt ceiling debate, followed by an unprecedented credit rating downgrade of U.S. Treasury debt from AAA to AA+, caused further investor concern.

Stocks reversed course again in the second half of the reporting period as improving economic data calmed fears of recession in the U.S. Economic activity expanded moderately, as measured by an annual GDP growth rate of 2.1% in the first quarter of 2012. Persistently high unemployment rates eased somewhat, declining to 8.1% in April 2012, down from a peak of 10.1% in late 2009. The Conference Board’s Consumer Confidence Index, which had dropped to 39.8% in October 2011, climbed above 70% for the first time in a year in February 2012, before pulling back slightly in March and April to stand at 69.2%. Events in Europe continued to sway investor sentiment regarding U.S. markets: long-term refinancing operations by the European Central Bank, which provided $1.2 trillion in loans to European banks, eased investor concerns about the debt crisis in Europe and its effect on global economic health. A vote in favor of Greece’s debt restructuring, the largest sovereign debt restructuring in history, also buoyed investor sentiment.

By the final months of the reporting period, though, concerns about Europe resurfaced as Spain slipped into recession, causing investor sentiment to turn more cautious. Torn between strong earnings and mixed economic data, markets declined modestly amid renewed volatility.

24	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES TRANSPORTATION AVERAGE INDEX FUND

Transportation stocks, as represented by the Index, declined during the reporting period and lagged the broad U.S. stock indexes. Many transportation and transportation services companies struggled with weakening demand during the period. As uneven global economic growth reduced demand for commodities and materials, the need to transport those goods also declined. Some railroads, however, benefited from the need to transport crude oil from new shale fields around the country. Airlines as a group performed well. Record production levels for new jets and solid sales orders helped drive performance for these companies, as demand for airline travel increased in Asia, and rising oil prices led aircraft operators to retire older airplanes in favor of more fuel-efficient aircraft.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	25

Shareholder Expenses (Unaudited)

iSHARES® TRUST

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2011 to April 30, 2012.

ACTUAL EXPENSES

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

iShares Index Fund	Beginning Account Value (11/1/11)	Ending Account Value (4/30/12)	Annualized Expense Ratio	Expenses Paid During Period [a] (11/1/11 to 4/30/12)
Dow Jones U.S.
Actual	$1,000.00	$1,127.10	0.20%	$1.06
Hypothetical (5% return before expenses)	1,000.00	1,023.90	0.20	1.01
Dow Jones U.S. Energy Sector
Actual	1,000.00	1,040.60	0.47	2.38
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.47	2.36
Dow Jones U.S. Healthcare Sector
Actual	1,000.00	1,141.10	0.47	2.50
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.47	2.36
Dow Jones U.S. Technology Sector
Actual	1,000.00	1,150.20	0.47	2.51
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.47	2.36

26	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Shareholder Expenses (Unaudited) (Continued)

iSHARES® TRUST

iShares Index Fund	Beginning Account Value (11/1/11)	Ending Account Value (4/30/12)	Annualized Expense Ratio	Expenses Paid During Period [a] (11/1/11 to 4/30/12)
Dow Jones U.S. Telecommunications Sector
Actual	$1,000.00	$1,051.30	0.47%	$2.40
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.47	2.36
Dow Jones U.S. Utilities Sector
Actual	1,000.00	1,044.80	0.47	2.39
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.47	2.36
Dow Jones Transportation Average
Actual	1,000.00	1,070.40	0.47	2.42
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.47	2.36

[a]

Expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days).

SHAREHOLDER EXPENSES	27

Schedule of Investments

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2012

Security	Shares	Value

COMMON STOCKS — 99.88%

ADVERTISING — 0.15%
Interpublic Group of Companies Inc. (The)	20,855	$246,297
Lamar Advertising Co. Class Aa	2,629	83,655
Omnicom Group Inc.	12,552	644,043

		973,995
AEROSPACE & DEFENSE — 1.73%
AAR Corp.	1,830	28,273
Alliant Techsystems Inc.	1,512	80,590
BE Aerospace Inc.[a,b]	4,352	204,675
Boeing Co. (The)	30,056	2,308,301
Curtiss-Wright Corp.	2,097	74,003
Esterline Technologies Corp.[a]	1,367	93,626
Exelis Inc.	8,415	97,025
General Dynamics Corp.	13,520	912,600
Goodrich Corp.	5,673	711,735
Kaman Corp.	1,178	40,500
L-3 Communications Holdings Inc.	4,543	334,092
Lockheed Martin Corp.	11,699	1,059,227
Moog Inc. Class Aa	1,887	79,763
Northrop Grumman Corp.	11,066	700,256
Orbital Sciences Corp.[a]	2,658	33,384
Raytheon Co.	15,733	851,785
Rockwell Collins Inc.	6,654	371,892
Spirit AeroSystems Holdings Inc. Class Aa,b	5,318	132,950
Teledyne Technologies Inc.[a,b]	1,668	107,786
TransDigm Group Inc.[a,b]	2,096	264,348
Triumph Group Inc.	1,759	110,500
United Technologies Corp.	35,904	2,931,203

		11,528,514
AGRICULTURE — 1.91%
Altria Group Inc.	92,904	2,992,438
Archer-Daniels-Midland Co.	27,700	853,991
Bunge Ltd.[b]	6,705	432,472
Lorillard Inc.	6,134	829,869
Philip Morris International Inc.	78,196	6,999,324
Reynolds American Inc.	15,385	628,170
Universal Corp.	1,063	48,717

		12,784,981
AIRLINES — 0.19%
Alaska Air Group Inc.[a]	3,270	110,526

Security	Shares	Value

Delta Air Lines Inc.[a]	38,303	$419,801
JetBlue Airways Corp.[a,b]	11,351	53,917
SkyWest Inc.	2,300	20,677
Southwest Airlines Co.	35,285	292,160
United Continental Holdings Inc.[a,b]	14,970	328,142
US Airways Group Inc.[a,b]	7,293	74,826

		1,300,049
APPAREL — 0.73%
Carter’s Inc.[a,b]	2,296	124,673
Coach Inc.	13,128	960,444
Crocs Inc.[a]	4,023	81,265
Deckers Outdoor Corp.[a,b]	1,744	88,961
Hanesbrands Inc.[a,b]	4,375	123,463
Iconix Brand Group Inc.[a]	3,316	50,867
Jones Group Inc. (The)	3,610	40,504
Nike Inc. Class B	17,129	1,916,221
Ralph Lauren Corp.	2,796	481,667
Steven Madden Ltd.[a]	1,753	75,747
Under Armour Inc. Class Aa,b	1,782	174,511
VF Corp.	3,930	597,557
Warnaco Group Inc. (The)[a,b]	1,844	97,658
Wolverine World Wide Inc.	2,224	93,297

		4,906,835
AUTO MANUFACTURERS — 0.52%
Ford Motor Co.	169,303	1,909,738
General Motors Co.[a]	26,276	604,348
Navistar International Corp.[a,b]	3,147	106,841
Oshkosh Corp.[a]	4,129	94,265
PACCAR Inc.	16,288	699,732
Tesla Motors Inc.[a,b]	2,455	81,334

		3,496,258
AUTO PARTS & EQUIPMENT — 0.37%
BorgWarner Inc.[a]	4,989	394,331
Cooper Tire & Rubber Co.	2,835	42,383
Dana Holding Corp.	6,650	97,223
Goodyear Tire & Rubber Co. (The)[a]	11,063	121,472
Johnson Controls Inc.	30,879	987,202
Lear Corp.	4,632	192,228
Meritor Inc.[a]	4,244	27,628
Tenneco Inc.[a,b]	2,743	84,567
TRW Automotive Holdings Corp.[a]	4,697	214,700
Visteon Corp.[a]	2,337	117,247

28	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2012

Security	Shares	Value

WABCO Holdings Inc.[a]	2,971	$187,262

		2,466,243
BANKS — 6.38%
Associated Banc-Corp	7,799	103,961
BancorpSouth Inc.	3,478	46,849
Bank of America Corp.	458,011	3,714,469
Bank of Hawaii Corp.	2,136	104,429
Bank of New York Mellon Corp. (The)	54,693	1,293,490
BB&T Corp.	31,412	1,006,441
BOK Financial Corp.	1,204	68,664
Capital One Financial Corp.	22,240	1,233,875
CapitalSource Inc.[b]	12,455	80,335
Cathay General Bancorp	3,583	61,699
CIT Group Inc.[a]	9,058	342,845
Citigroup Inc.	131,609	4,348,361
City National Corp.	2,214	117,918
Comerica Inc.	9,081	290,774
Commerce Bancshares Inc.	3,602	144,440
Cullen/Frost Bankers Inc.	2,619	154,416
East West Bancorp Inc.	6,692	152,377
F.N.B. Corp.	6,272	71,187
Fifth Third Bancorp	41,722	593,704
First Financial Bankshares Inc.	1,404	47,511
First Horizon National Corp.	11,854	108,820
First Midwest Bancorp Inc.	3,297	35,113
First Republic Bank[a]	3,560	117,587
FirstMerit Corp.	4,937	82,942
Fulton Financial Corp.	9,107	95,532
Glacier Bancorp Inc.	3,283	48,917
Goldman Sachs Group Inc. (The)	18,952	2,182,323
Hancock Holding Co.	3,540	113,917
Huntington Bancshares Inc.	38,981	260,783
IBERIABANK Corp.	1,358	69,353
International Bancshares Corp.	2,584	50,982
J.P. Morgan Chase & Co.	172,559	7,416,586
KeyCorp	43,069	346,275
M&T Bank Corp.	5,720	493,464
MB Financial Inc.	2,455	50,745
Morgan Stanley	60,403	1,043,764
National Penn Bancshares Inc.	5,747	52,987
Northern Trust Corp.	9,897	470,998
Old National Bancorp	4,288	54,972
PacWest Bancorp	1,392	33,157

Security	Shares	Value

Park National Corp.	594	$39,947
PNC Financial Services Group Inc. (The)[c]	23,876	1,583,456
Popular Inc.[a]	46,446	82,674
PrivateBancorp Inc.	2,922	45,963
Prosperity Bancshares Inc.	2,120	98,898
Regions Financial Corp.	64,030	431,562
Signature Bank[a]	2,089	137,226
State Street Corp.	22,349	1,032,971
SunTrust Banks Inc.	24,379	591,922
Susquehanna Bancshares Inc.	8,358	86,673
SVB Financial Group[a]	1,964	125,873
Synovus Financial Corp.	29,675	62,318
TCF Financial Corp.	6,794	77,927
Trustmark Corp.	2,593	65,992
U.S. Bancorp	86,833	2,793,418
UMB Financial Corp.	1,581	75,967
Umpqua Holdings Corp.	5,181	68,596
United Bankshares Inc.	1,859	49,133
Valley National Bancorp	8,418	106,067
Webster Financial Corp.	3,369	76,577
Wells Fargo & Co.	226,301	7,565,242
Westamerica Bancorp	1,286	58,989
Wintrust Financial Corp.	1,593	57,555
Zions Bancorp	8,256	168,340

		42,590,248
BEVERAGES — 2.21%
Beam Inc.	6,962	395,302
Brown-Forman Corp. Class A	838	70,484
Brown-Forman Corp. Class B NVS	4,012	346,436
Coca-Cola Co. (The)	94,840	7,238,189
Coca-Cola Enterprises Inc.	13,655	411,289
Constellation Brands Inc. Class Aa	8,006	172,930
Dr Pepper Snapple Group Inc.	9,763	396,183
Green Mountain Coffee Roasters Inc.[a]	5,563	271,196
Molson Coors Brewing Co. Class B NVS	7,040	292,723
Monster Beverage Corp.[a]	6,903	448,419
PepsiCo Inc.	71,000	4,686,000

		14,729,151
BIOTECHNOLOGY — 1.65%
Acorda Therapeutics Inc.[a,b]	1,790	45,180
Alexion Pharmaceuticals Inc.[a]	8,390	757,785
Amgen Inc.	39,808	2,830,747

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2012

Security	Shares	Value

Amylin Pharmaceuticals Inc.[a]	6,033	$156,315
ARIAD Pharmaceuticals Inc.[a,b]	6,913	112,682
Bio-Rad Laboratories Inc. Class Aa,b	882	95,247
Biogen Idec Inc.[a]	10,984	1,471,966
Celgene Corp.[a]	19,917	1,452,348
Charles River Laboratories International Inc.[a]	2,248	79,871
Cubist Pharmaceuticals Inc.[a,b]	2,773	117,242
Dendreon Corp.[a,b]	6,695	77,997
Gilead Sciences Inc.[a]	34,132	1,775,205
Human Genome Sciences Inc.[a,b]	10,506	154,543
Illumina Inc.[a]	5,627	250,570
Incyte Corp.[a,b]	4,493	101,901
InterMune Inc.[a,b]	2,959	30,892
Life Technologies Corp.[a]	8,100	375,516
Myriad Genetics Inc.[a,b]	3,886	101,075
PDL BioPharma Inc.	6,268	39,426
Regeneron Pharmaceuticals Inc.[a,b]	3,330	450,416
Seattle Genetics Inc.[a,b]	4,545	89,855
United Therapeutics Corp.[a,b]	2,312	101,150
Vertex Pharmaceuticals Inc.[a]	9,425	362,674

		11,030,603
BUILDING MATERIALS — 0.17%
Eagle Materials Inc.	2,043	71,955
Fortune Brands Home & Security Inc.[a]	6,963	158,339
Lennox International Inc.	2,221	96,391
Louisiana-Pacific Corp.[a]	6,245	56,517
Martin Marietta Materials Inc.	2,058	170,567
Masco Corp.	16,283	214,610
Owens Corning[a]	5,155	177,074
Quanex Building Products Corp.	1,712	31,552
Simpson Manufacturing Co. Inc.	1,827	56,692
Texas Industries Inc.	1,081	36,332
USG Corp.[a,b]	3,001	54,168

		1,124,197
CHEMICALS — 2.46%
A. Schulman Inc.	1,299	31,968
Air Products and Chemicals Inc.	9,025	771,547
Airgas Inc.	2,968	271,988
Albemarle Corp.	4,052	264,596
Ashland Inc.	3,214	211,706
Cabot Corp.	2,666	114,985
Celanese Corp. Series A	7,096	343,872
CF Industries Holdings Inc.	3,267	630,727

Security	Shares	Value

Chemtura Corp.[a]	4,347	$73,986
Cytec Industries Inc.	2,253	143,223
Dow Chemical Co. (The)	53,305	1,805,973
E.I. du Pont de Nemours and Co.	42,350	2,264,031
Eastman Chemical Co.	5,880	317,344
Ecolab Inc.	12,312	784,151
FMC Corp.	3,198	353,219
H.B. Fuller Co.	2,242	73,762
Huntsman Corp.	8,810	124,750
International Flavors & Fragrances Inc.	3,633	218,743
Intrepid Potash Inc.[a,b]	2,351	58,422
LyondellBasell Industries NV Class A	15,435	644,874
Minerals Technologies Inc.	796	53,412
Monsanto Co.	24,297	1,850,946
Mosaic Co. (The)	13,493	712,700
NewMarket Corp.	432	96,431
Olin Corp.	3,254	68,204
OM Group Inc.[a,b]	1,461	35,239
PPG Industries Inc.	7,024	739,206
Praxair Inc.	13,782	1,594,577
Rockwood Holdings Inc.[a]	3,126	172,993
RPM International Inc.	5,939	157,799
Sensient Technologies Corp.	2,256	83,810
Sherwin-Williams Co. (The)	3,957	475,948
Sigma-Aldrich Corp.	4,687	332,308
Solutia Inc.	5,516	156,323
Valspar Corp. (The)	3,943	201,685
W.R. Grace & Co.[a,b]	2,798	166,789

		16,402,237
COAL — 0.18%
Alpha Natural Resources Inc.[a]	9,996	161,236
Arch Coal Inc.	9,644	94,125
CONSOL Energy Inc.	10,242	340,444
Patriot Coal Corp.[a,b]	4,122	24,031
Peabody Energy Corp.	12,262	381,471
Walter Energy Inc.	2,826	187,392

		1,188,699
COMMERCIAL SERVICES — 2.09%
Aaron’s Inc.	3,226	87,650
ABM Industries Inc.	1,983	46,164
Acacia Research Corp.[a]	1,927	79,007
Alliance Data Systems Corp.[a,b]	2,271	291,801

30	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2012

Security	Shares	Value

Apollo Group Inc. Class Aa	5,129	$180,643
Arbitron Inc.	1,226	46,649
Automatic Data Processing Inc.	22,363	1,243,830
Avis Budget Group Inc.[a,b]	4,769	62,760
Brink’s Co. (The)	2,136	54,254
Career Education Corp.[a,b]	2,743	19,558
Chemed Corp.	906	54,668
Convergys Corp.[a,b]	4,715	63,040
CoreLogic Inc.[a]	4,858	81,129
Corporate Executive Board Co. (The)	1,508	62,386
Corrections Corp. of America[a]	4,511	130,323
CoStar Group Inc.[a,b]	1,147	83,605
Deluxe Corp.	2,302	54,811
DeVry Inc.	2,610	83,911
Dollar Thrifty Automotive Group Inc.[a,b]	1,309	105,846
Equifax Inc.	5,481	251,139
Euronet Worldwide Inc.[a]	2,200	47,586
FTI Consulting Inc.[a]	1,880	68,319
Gartner Inc.[a,b]	4,032	176,602
Genpact Ltd.[a,b]	4,767	79,514
GEO Group Inc. (The)[a]	2,891	59,873
Global Payments Inc.	3,568	165,662
H&R Block Inc.	13,316	195,745
Hertz Global Holdings Inc.[a]	10,697	164,841
HMS Holdings Corp.[a,b]	3,845	92,511
Iron Mountain Inc.	7,676	233,120
ITT Educational Services Inc.[a,b]	1,224	80,808
Lender Processing Services Inc.	3,836	101,846
Live Nation Entertainment Inc.[a]	7,410	67,135
Manpower Inc.	3,696	157,450
MasterCard Inc. Class A	4,805	2,173,157
Matthews International Corp. Class A	1,309	39,270
Monster Worldwide Inc.[a]	5,584	48,190
Moody’s Corp.	8,788	359,869
Morningstar Inc.	1,159	66,897
PAREXEL International Corp.[a,b]	2,746	73,977
Paychex Inc.	14,765	457,420
PHH Corp.[a,b]	2,533	39,261
Quanta Services Inc.[a]	9,388	207,663
R.R. Donnelley & Sons Co.[b]	8,510	106,460
Rent-A-Center Inc.	2,666	91,204
Resources Connection Inc.	2,052	26,635
Robert Half International Inc.	6,463	192,597

Security	Shares	Value

Rollins Inc.	3,378	$71,782
SAIC Inc.	15,422	187,531
SEI Investments Co.	6,629	133,839
Service Corp. International	10,378	120,177
Sotheby’s	3,060	120,319
Strayer Education Inc.[b]	542	53,485
Total System Services Inc.	9,160	215,443
Towers Watson & Co. Class A	2,665	174,291
TrueBlue Inc.[a,b]	1,887	32,570
United Rentals Inc.[a,b]	3,645	170,149
Valassis Communications Inc.[a,b]	2,007	40,140
Verisk Analytics Inc. Class Aa,b	6,223	304,616
Visa Inc. Class A	23,762	2,922,251
VistaPrint NVa,b	1,724	64,288
Weight Watchers International Inc.[a,b]	969	73,605
Western Union Co.	28,197	518,261
Wright Express Corp.[a]	1,742	111,174

		13,970,707
COMPUTERS — 7.30%
Accenture PLC Class A	29,105	1,890,370
Apple Inc.[a]	42,101	24,597,088
Brocade Communications Systems Inc.[a]	19,649	108,855
CACI International Inc. Class Aa,b	1,196	73,112
Cadence Design Systems Inc.[a,b]	12,226	142,677
Cognizant Technology Solutions Corp. Class Aa	13,784	1,010,643
Computer Sciences Corp.	6,953	195,101
Dell Inc.[a]	71,881	1,176,692
Diebold Inc.	2,882	113,695
DST Systems Inc.	1,592	89,120
Electronics For Imaging Inc.[a]	2,113	37,717
EMC Corp.[a]	92,645	2,613,515
Fortinet Inc.[a]	5,446	142,250
Hewlett-Packard Co.	90,240	2,234,342
IHS Inc. Class Aa,b	2,158	218,109
Insight Enterprises Inc.[a,b]	2,038	41,392
International Business Machines Corp.	49,987	10,351,308
j2 Global Inc.	2,210	57,084
Jack Henry & Associates Inc.	3,886	131,969
Lexmark International Inc. Class A	3,419	102,912
Mentor Graphics Corp.[a]	4,317	62,381
MICROS Systems Inc.[a]	3,646	207,202
NCR Corp.[a]	7,116	167,226
NetApp Inc.[a]	16,514	641,239

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2012

Security	Shares	Value

Riverbed Technology Inc.[a]	7,034	$138,781
SanDisk Corp.[a]	10,799	399,671
Seagate Technology PLC	18,371	565,092
Synaptics Inc.[a,b]	1,532	47,048
Synopsys Inc.[a]	6,522	195,725
Teradata Corp.[a]	7,666	534,934
Unisys Corp.[a,b]	1,784	33,289
Western Digital Corp.[a]	10,589	410,959

		48,731,498
COSMETICS & PERSONAL CARE — 1.66%
Avon Products Inc.	19,625	423,900
Colgate-Palmolive Co.	20,333	2,011,747
Estee Lauder Companies Inc. (The) Class A	10,604	692,971
Procter & Gamble Co. (The)	124,784	7,941,254

		11,069,872
DISTRIBUTION & WHOLESALE — 0.45%
Arrow Electronics Inc.[a,b]	5,063	212,899
Brightpoint Inc.[a,b]	3,068	18,776
Fastenal Co.	13,414	628,044
Fossil Inc.[a,b]	2,396	313,085
Genuine Parts Co.	7,091	459,355
Ingram Micro Inc. Class Aa	7,021	136,629
LKQ Corp.[a,b]	6,604	220,904
Owens & Minor Inc.	2,898	84,738
Pool Corp.	2,195	81,017
United Stationers Inc.	1,980	56,153
W.W. Grainger Inc.	2,685	557,997
Watsco Inc.	1,134	81,591
WESCO International Inc.[a,b]	1,955	129,792

		2,980,980
DIVERSIFIED FINANCIAL SERVICES — 1.76%
Affiliated Managers Group Inc.[a]	2,332	264,962
Air Lease Corp.[a]	3,240	76,205
American Express Co.	46,751	2,814,878
Ameriprise Financial Inc.	10,299	558,309
BlackRock Inc.[c]	4,610	883,184
CBOE Holdings Inc.	4,096	108,298
Charles Schwab Corp. (The)	46,838	669,783
CME Group Inc.	2,900	770,878
Discover Financial Services	24,089	816,617
E*TRADE Financial Corp.[a]	11,810	125,540
Eaton Vance Corp.	5,242	137,865

Security	Shares	Value

Federated Investors Inc. Class Bb	4,749	$104,858
Franklin Resources Inc.	6,640	833,386
Greenhill & Co. Inc.	1,326	51,515
IntercontinentalExchange Inc.[a]	3,311	440,495
Invesco Ltd.	20,433	507,556
Janus Capital Group Inc.	8,414	63,778
Jefferies Group Inc.	6,761	107,703
Knight Capital Group Inc. Class Aa	4,487	58,959
Legg Mason Inc.	5,909	154,048
NASDAQ OMX Group Inc. (The)[a]	6,304	154,889
NYSE Euronext Inc.	11,869	305,627
Ocwen Financial Corp.[a]	4,856	72,403
Raymond James Financial Inc.	5,000	183,100
SLM Corp.	23,098	342,543
Stifel Financial Corp.[a]	2,437	88,756
T. Rowe Price Group Inc.	11,485	724,876
TD Ameritrade Holding Corp.	10,036	188,576
Waddell & Reed Financial Inc. Class A	3,886	124,274

		11,733,861
ELECTRIC — 3.09%
AES Corp. (The)[a]	29,378	367,813
ALLETE Inc.	1,466	60,414
Alliant Energy Corp.	4,993	225,883
Ameren Corp.	10,868	356,362
American Electric Power Co. Inc.	21,916	851,217
Avista Corp.	2,615	69,141
Black Hills Corp.	1,779	58,725
Calpine Corp.[a]	17,451	327,206
Cleco Corp.	2,764	112,771
CMS Energy Corp.	11,423	262,615
Consolidated Edison Inc.	13,206	785,097
Dominion Resources Inc.	25,840	1,348,590
DTE Energy Co.	7,672	432,547
Duke Energy Corp.	59,871	1,283,035
Edison International	13,617	599,284
El Paso Electric Co.	1,829	56,041
Entergy Corp.	8,046	527,496
Exelon Corp.	38,404	1,498,140
FirstEnergy Corp.	18,989	889,065
GenOn Energy Inc.[a]	35,138	74,844
Great Plains Energy Inc.	6,115	124,868
Hawaiian Electric Industries Inc.	4,357	115,635
IDACORP Inc.	2,245	91,461

32	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2012

Security	Shares	Value

Integrys Energy Group Inc.	3,536	$193,207
ITC Holdings Corp.	2,321	179,785
MDU Resources Group Inc.	7,858	180,262
National Fuel Gas Co.	3,543	167,655
NextEra Energy Inc.	19,118	1,230,243
Northeast Utilities	14,151	520,332
NorthWestern Corp.	1,604	56,974
NRG Energy Inc.[a]	10,454	177,718
NV Energy Inc.	10,579	176,140
OGE Energy Corp.	4,398	237,316
Pepco Holdings Inc.	10,205	193,079
PG&E Corp.	18,763	828,949
Pinnacle West Capital Corp.	4,911	237,447
PNM Resources Inc.	3,537	66,354
Portland General Electric Co.	3,418	88,287
PPL Corp.	26,270	718,484
Progress Energy Inc.	13,306	708,145
Public Service Enterprise Group Inc.	23,120	720,188
SCANA Corp.	5,241	241,715
Southern Co. (The)	38,972	1,790,374
TECO Energy Inc.	9,128	164,487
UIL Holdings Corp.	2,279	78,329
UniSource Energy Corp.	1,653	60,169
Westar Energy Inc.	5,337	153,119
Wisconsin Energy Corp.	10,490	386,452
Xcel Energy Inc.	22,029	596,105

		20,669,565
ELECTRICAL COMPONENTS & EQUIPMENT — 0.48%
Acuity Brands Inc.	1,932	107,361
AMETEK Inc.	7,284	366,604
Belden Inc.	2,131	74,116
Emerson Electric Co.	33,415	1,755,624
Energizer Holdings Inc.[a]	2,978	212,421
EnerSys Inc.[a,b]	2,163	75,597
General Cable Corp.[a,b]	2,329	68,566
GrafTech International Ltd.[a,b]	5,893	69,184
Hubbell Inc. Class B	2,390	191,774
Littelfuse Inc.	1,068	66,931
Molex Inc.	2,894	79,845
Molex Inc. Class A NVS	3,590	82,211
Universal Display Corp.[a,b]	1,829	82,250

		3,232,484

Security	Shares	Value

ELECTRONICS — 1.38%
Agilent Technologies, Inc.	15,699	$662,184
Amphenol Corp. Class A	7,514	436,864
Avnet Inc.[a]	6,597	238,020
AVX Corp.	2,324	29,515
Benchmark Electronics Inc.[a,b]	2,704	42,940
Brady Corp. Class A	2,229	69,166
Cymer Inc.[a]	1,284	66,563
ESCO Technologies Inc.	1,193	41,039
FEI Co.[a,b]	1,703	85,439
Flextronics International Ltd.[a]	31,237	208,038
FLIR Systems Inc.	7,086	159,152
Garmin Ltd.	5,237	246,820
Gentex Corp.	6,461	141,948
Honeywell International Inc.	32,411	1,966,051
Itron Inc.[a]	1,839	75,031
Jabil Circuit Inc.	8,700	204,015
Mettler-Toledo International Inc.[a,b]	1,453	260,552
National Instruments Corp.	4,209	114,485
PerkinElmer Inc.	5,147	142,057
Plexus Corp.[a,b]	1,584	51,274
TE Connectivity Ltd.	19,365	706,048
Tech Data Corp.[a]	1,877	100,964
Thermo Fisher Scientific Inc.	17,411	968,922
Thomas & Betts Corp.[a]	2,399	172,512
Trimble Navigation Ltd.[a]	5,544	300,152
Tyco International Ltd.	20,960	1,176,485
Vishay Intertechnology Inc.[a,b]	6,539	73,368
Waters Corp.[a]	4,068	342,159
Woodward Inc.	2,626	109,215

		9,190,978
ENGINEERING & CONSTRUCTION — 0.25%
AECOM Technology Corp.[a]	4,690	103,508
Aegion Corp.[a,b]	1,763	32,175
EMCOR Group Inc.	3,013	88,341
Fluor Corp.	7,718	445,715
Foster Wheeler AGa	5,300	121,900
Granite Construction Inc.	1,549	43,124
Jacobs Engineering Group Inc.[a]	5,773	253,031
KBR Inc.	6,785	229,740
McDermott International Inc.[a]	10,561	119,339

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2012

Security	Shares	Value

Shaw Group Inc. (The)[a]	2,968	$89,842
URS Corp.	3,614	149,294

		1,676,009
ENTERTAINMENT — 0.17%
Bally Technologies Inc.[a,b]	1,963	95,304
Cinemark Holdings Inc.	4,436	101,850
Dolby Laboratories Inc. Class Aa	2,333	91,523
DreamWorks Animation SKG Inc. Class Aa,b	3,070	55,291
International Game Technology	13,576	211,514
International Speedway Corp. Class A	1,258	33,576
Madison Square Garden Inc. Class Aa,b	2,809	101,040
Marriott Vacations Worldwide Corp.[a,b]	1,402	41,401
Penn National Gaming Inc.[a]	3,078	138,448
Pinnacle Entertainment Inc.[a,b]	2,856	31,701
Regal Entertainment Group Class A	3,611	49,146
Scientific Games Corp. Class Aa	2,737	27,808
Six Flags Entertainment Corp.	2,482	118,913
Vail Resorts Inc.	1,637	66,757

		1,164,272
ENVIRONMENTAL CONTROL — 0.30%
Calgon Carbon Corp.[a]	2,575	35,638
Clean Harbors Inc.[a]	2,109	143,918
Covanta Holding Corp.	5,272	84,616
Darling International Inc.[a,b]	5,304	86,880
Mine Safety Appliances Co.	1,475	62,628
Republic Services Inc.	13,826	378,418
Stericycle Inc.[a,b]	3,865	334,709
Tetra Tech Inc.[a]	2,832	75,614
Waste Connections Inc.	5,614	180,939
Waste Management Inc.	18,220	623,124

		2,006,484
FOOD — 1.83%
Campbell Soup Co.	8,986	303,996
ConAgra Foods Inc.	18,883	487,559
Corn Products International Inc.	3,443	196,458
Dean Foods Co.[a]	8,356	102,612
Diamond Foods Inc.[b]	981	20,503
Flowers Foods Inc.	6,226	133,548
Fresh Del Monte Produce Inc.	1,753	40,617
General Mills Inc.	27,489	1,069,047
H.J. Heinz Co.	14,629	779,872
Hain Celestial Group Inc.[a,b]	1,655	78,281

Security	Shares	Value

Harris Teeter Supermarkets Inc.	1,928	$73,206
Hershey Co. (The)	6,962	466,524
Hormel Foods Corp.	6,443	187,234
J.M. Smucker Co. (The)	5,212	415,032
Kellogg Co.	11,033	557,939
Kraft Foods Inc. Class A	80,207	3,197,853
Kroger Co. (The)	24,325	566,043
Lancaster Colony Corp.	902	58,819
McCormick & Co. Inc. NVS	5,424	303,256
Post Holdings Inc.[a]	1,245	37,039
Ralcorp Holdings Inc.[a]	2,478	180,423
Safeway Inc.	15,404	313,163
Sara Lee Corp.	26,630	586,925
Smithfield Foods Inc.[a,b]	6,802	142,570
SUPERVALU Inc.[b]	9,556	56,763
Sysco Corp.	26,788	774,173
Tootsie Roll Industries Inc.[b]	1,299	30,929
TreeHouse Foods Inc.[a,b]	1,650	94,891
Tyson Foods Inc. Class A	13,616	248,492
United Natural Foods Inc.[a,b]	2,206	108,734
Whole Foods Market Inc.	7,288	605,414

		12,217,915
FOREST PRODUCTS & PAPER — 0.16%
AbitibiBowater Inc.[a]	3,367	44,613
Domtar Corp.	1,653	144,604
International Paper Co.	18,382	612,304
MeadWestvaco Corp.	7,729	245,937

		1,047,458
GAS — 0.39%
AGL Resources Inc.	5,262	207,481
Atmos Energy Corp.	4,076	132,796
CenterPoint Energy Inc.	17,885	361,456
Laclede Group Inc. (The)	956	37,647
New Jersey Resources Corp.	1,891	81,767
NiSource Inc.	12,708	313,252
Northwest Natural Gas Co.	1,196	54,657
Piedmont Natural Gas Co.	3,244	98,877
Questar Corp.	8,018	158,356
Sempra Energy	10,150	657,111
South Jersey Industries Inc.	1,347	66,340
Southwest Gas Corp.	2,073	87,108
UGI Corp.	5,263	153,574

34	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2012

Security	Shares	Value

Vectren Corp.	3,669	$108,052
WGL Holdings Inc.	2,331	93,496

		2,611,970
HAND & MACHINE TOOLS — 0.18%
Kennametal Inc.	3,600	152,028
Lincoln Electric Holdings Inc.	3,815	186,973
Regal Beloit Corp.	1,891	127,907
Snap-on Inc.	2,638	164,981
Stanley Black & Decker Inc.	7,619	557,406

		1,189,295
HEALTH CARE — PRODUCTS — 1.90%
Alere Inc.[a,b]	3,912	93,458
Baxter International Inc.	26,039	1,442,821
Becton, Dickinson and Co.	9,130	716,248
Boston Scientific Corp.[a]	67,131	420,240
C.R. Bard Inc.	3,919	387,824
CareFusion Corp.[a]	10,124	262,313
Cepheid Inc.[a]	2,895	111,197
Cooper Companies Inc. (The)	2,123	187,185
Covidien PLC	21,934	1,211,415
Edwards Lifesciences Corp.[a]	5,201	431,527
Gen-Probe Inc.[a]	2,176	177,453
Haemonetics Corp.[a,b]	1,156	82,735
Henry Schein Inc.[a,b]	4,095	314,250
Hill-Rom Holdings Inc.	2,830	91,833
Hologic Inc.[a]	11,865	226,859
Hospira Inc.[a]	7,463	262,101
IDEXX Laboratories Inc.[a,b]	2,547	223,958
Intuitive Surgical Inc.[a]	1,788	1,033,822
Invacare Corp.	1,373	21,762
Masimo Corp.[a]	2,460	54,440
Medtronic Inc.	48,202	1,841,316
NuVasive Inc.[a,b]	1,946	32,245
PSS World Medical Inc.[a]	2,287	54,728
ResMed Inc.[a,b]	6,651	226,200
Sirona Dental Systems Inc.[a]	2,521	127,336
St. Jude Medical Inc.	14,498	561,363
Steris Corp.	2,453	77,049
Stryker Corp.	13,351	728,564
TECHNE Corp.	1,688	112,995
Teleflex Inc.	1,855	116,253
Thoratec Corp.[a]	2,715	94,509
Varian Medical Systems Inc.[a]	5,120	324,710

Security	Shares	Value

Volcano Corp.[a,b]	2,355	$63,938
West Pharmaceutical Services Inc.	1,526	68,517
Zimmer Holdings Inc.	8,152	513,005

		12,696,169
HEALTH CARE — SERVICES — 1.34%
Aetna Inc.	16,465	725,119
AMERIGROUP Corp.[a,b]	2,167	133,834
Brookdale Senior Living Inc.[a]	4,562	86,724
Centene Corp.[a]	2,269	89,830
Cigna Corp.	12,985	600,296
Community Health Systems Inc.[a]	4,187	101,912
Covance Inc.[a]	2,731	127,702
Coventry Health Care Inc.	6,565	196,884
DaVita Inc.[a]	4,258	377,174
HCA Holdings Inc.	7,590	204,323
Health Management Associates Inc. Class Aa	11,433	82,318
Health Net Inc.[a]	3,774	134,392
HealthSouth Corp.[a]	4,296	96,187
Humana Inc.	7,437	600,017
Laboratory Corp. of America Holdings[a]	4,509	396,296
LifePoint Hospitals Inc.[a]	2,201	85,883
Lincare Holdings Inc.	4,016	97,990
Magellan Health Services Inc.[a]	1,297	57,431
MEDNAX Inc.[a]	2,215	155,582
Quest Diagnostics Inc.	7,160	413,060
Tenet Healthcare Corp.[a,b]	19,687	102,175
UnitedHealth Group Inc.	48,873	2,744,219
Universal Health Services Inc. Class B	4,059	173,360
WellCare Health Plans Inc.[a,b]	1,941	118,750
WellPoint Inc.	15,795	1,071,217

		8,972,675
HOLDING COMPANIES — DIVERSIFIED — 0.03%
Leucadia National Corp.	8,748	217,475

		217,475
HOME BUILDERS — 0.16%
D.R. Horton Inc.	12,559	205,340
Lennar Corp. Class A	7,189	199,423
M.D.C. Holdings Inc.	1,677	47,140
NVR Inc.[a]	225	176,386
PulteGroup Inc.[a]	15,278	150,336
Ryland Group Inc. (The)	2,025	45,583

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2012

Security	Shares	Value

Thor Industries Inc.	2,132	$72,126
Toll Brothers Inc.[a,b]	6,786	172,364

		1,068,698
HOME FURNISHINGS — 0.09%
Harman International Industries Inc.	3,172	157,268
Tempur-Pedic International Inc.[a]	2,897	170,459
TiVo Inc.[a]	5,511	59,464
Whirlpool Corp.	3,495	223,750

		610,941
HOUSEHOLD PRODUCTS & WARES — 0.41%
Avery Dennison Corp.	4,833	154,559
Church & Dwight Co. Inc.	6,472	328,778
Clorox Co. (The)	6,002	420,740
Jarden Corp.	3,635	152,416
Kimberly-Clark Corp.	17,837	1,399,669
Scotts Miracle-Gro Co. (The) Class A	1,871	98,041
Tupperware Brands Corp.	2,611	162,639
WD-40 Co.	711	32,052

		2,748,894
HOUSEWARES — 0.05%
Newell Rubbermaid Inc.	13,281	241,714
Toro Co. (The)	1,343	95,971

		337,685
INSURANCE — 3.32%
ACE Ltd.	15,381	1,168,495
Aflac Inc.	21,410	964,306
Alleghany Corp.[a]	738	253,060
Allied World Assurance Co. Holdings Ltd.	1,722	123,915
Allstate Corp. (The)	21,617	720,495
American Financial Group Inc.	3,939	153,306
American International Group Inc.[a]	19,772	672,841
American National Insurance Co.	642	45,068
Aon PLC	14,691	760,994
Arch Capital Group Ltd.[a]	5,999	235,641
Argo Group International Holdings Ltd.	1,387	40,029
Arthur J. Gallagher & Co.	5,082	190,880
Aspen Insurance Holdings Ltd.	3,190	90,341
Assurant Inc.	4,187	168,904
Assured Guaranty Ltd.	7,524	106,690
Axis Capital Holdings Ltd.	5,859	199,323
Berkshire Hathaway Inc. Class Ba	44,313	3,564,981
Brown & Brown Inc.	5,280	142,402

Security	Shares	Value

Chubb Corp. (The)	12,633	$923,093
Cincinnati Financial Corp.	6,875	244,887
CNO Financial Group Inc.[a]	10,134	73,674
Delphi Financial Group Inc. Class A	2,247	102,059
Endurance Specialty Holdings Ltd.	1,845	74,132
Erie Indemnity Co. Class A	1,251	96,202
Everest Re Group Ltd.	2,033	201,470
Fidelity National Financial Inc. Class A	9,997	192,642
First American Financial Corp.	4,743	79,445
Genworth Financial Inc. Class Aa	22,126	132,977
Hanover Insurance Group Inc. (The)	2,072	83,626
Hartford Financial Services Group Inc. (The)	20,125	413,569
HCC Insurance Holdings Inc.	4,833	154,463
Horace Mann Educators Corp.	1,818	31,906
Kemper Corp.	1,984	59,500
Lincoln National Corp.	13,711	339,621
Loews Corp.	15,695	645,535
Markel Corp.[a]	441	194,163
Marsh & McLennan Companies Inc.	24,619	823,506
MBIA Inc.[a,b]	6,961	70,167
Mercury General Corp.	1,078	48,715
MetLife Inc.	37,360	1,346,081
Montpelier Re Holdings Ltd.	2,792	57,292
Old Republic International Corp.	11,027	109,719
PartnerRe Ltd.	3,056	212,759
Platinum Underwriters Holdings Ltd.	1,682	61,595
Principal Financial Group Inc.	13,064	361,481
ProAssurance Corp.	1,320	116,279
Progressive Corp. (The)	26,002	553,843
Protective Life Corp.	3,765	110,164
Prudential Financial Inc.	21,939	1,328,187
Reinsurance Group of America Inc.	3,341	194,246
RenaissanceRe Holdings Ltd.	2,340	182,660
RLI Corp.	791	54,484
Selective Insurance Group Inc.	2,425	42,413
StanCorp Financial Group Inc.	2,014	77,297
Torchmark Corp.	4,629	225,479
Tower Group Inc.	1,669	36,017
Travelers Companies Inc. (The)	17,854	1,148,369
Unum Group	13,250	314,555
Validus Holdings Ltd.	3,201	104,032
W.R. Berkley Corp.	5,096	191,915
White Mountains Insurance Group Ltd.	256	133,888

36	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2012

Security	Shares	Value

Willis Group Holdings PLC	7,760	$282,930
XL Group PLC	14,514	312,196

		22,144,904
INTERNET — 2.90%
AboveNet Inc.[a]	1,054	87,661
Amazon.com Inc.[a]	16,005	3,711,559
AOL Inc.[a]	4,416	110,577
Digital River Inc.[a]	1,747	32,861
EarthLink Inc.	4,807	39,033
eBay Inc.[a]	50,312	2,065,307
Equinix Inc.[a,b]	2,135	350,567
Expedia Inc.	4,420	188,425
F5 Networks Inc.[a]	3,599	482,014
Google Inc. Class Aa	11,714	7,089,664
IAC/InterActiveCorp	3,224	155,236
Liberty Interactive Corp. Series Aa	26,087	491,479
Netflix Inc.[a]	2,514	201,472
OpenTable Inc.[a,b]	1,067	47,727
Priceline.com Inc.[a]	2,261	1,720,214
Rackspace Hosting Inc.[a]	4,881	283,537
Shutterfly Inc.[a,b]	1,349	41,981
Symantec Corp.[a]	33,163	547,853
TIBCO Software Inc.[a]	7,541	248,099
TripAdvisor Inc.[a,b]	4,537	170,183
ValueClick Inc.[a,b]	3,770	79,849
VeriSign Inc.	7,209	296,362
WebMD Health Corp.[a,b]	2,280	51,870
Websense Inc.[a]	1,791	37,145
Yahoo! Inc.[a]	53,808	836,176

		19,366,851
IRON & STEEL — 0.28%
AK Steel Holding Corp.[b]	4,970	36,877
Allegheny Technologies Inc.	4,813	206,670
Carpenter Technology Corp.	2,088	116,218
Cliffs Natural Resources Inc.	6,517	405,749
Commercial Metals Co.	5,240	77,447
Nucor Corp.	12,975	508,750
Reliance Steel & Aluminum Co.	3,360	187,790
Schnitzer Steel Industries Inc. Class A	1,111	44,296
Steel Dynamics Inc.	9,875	126,104
United States Steel Corp.[b]	6,486	183,748

		1,893,649

Security	Shares	Value

LEISURE TIME — 0.27%
Brunswick Corp.	3,997	$105,081
Carnival Corp.	18,246	592,813
Harley-Davidson Inc.	10,567	552,971
Life Time Fitness Inc.[a,b]	1,819	84,693
Polaris Industries Inc.	2,935	233,156
Royal Caribbean Cruises Ltd.	6,192	169,475
WMS Industries Inc.[a,b]	2,576	63,138

		1,801,327
LODGING — 0.50%
Choice Hotels International Inc.	1,464	55,076
Gaylord Entertainment Co.[a,b]	1,905	59,969
Hyatt Hotels Corp. Class Aa	1,782	76,680
Las Vegas Sands Corp.	17,880	992,161
Marriott International Inc. Class A	13,325	520,874
MGM Resorts International[a]	14,598	195,905
Orient-Express Hotels Ltd. Class Aa,b	4,309	46,063
Starwood Hotels & Resorts Worldwide Inc.	8,875	525,400
Wyndham Worldwide Corp.	6,981	351,424
Wynn Resorts Ltd.	3,656	487,710

		3,311,262
MACHINERY — 1.31%
AGCO Corp.[a]	4,367	203,371
Astec Industries Inc.[a]	821	25,689
Babcock & Wilcox Co. (The)[a]	5,281	129,913
Briggs & Stratton Corp.	2,247	40,671
Caterpillar Inc.	26,568	2,730,393
Chart Industries Inc.[a,b]	1,336	102,110
Cognex Corp.	1,748	70,357
Cummins Inc.	7,919	917,258
Deere & Co.	18,238	1,502,082
Flowserve Corp.	2,548	292,842
Gardner Denver Inc.	2,287	148,975
Graco Inc.	2,746	146,389
IDEX Corp.	3,771	163,322
Joy Global Inc.	4,877	345,145
Manitowoc Co. Inc. (The)	5,916	81,937
Middleby Corp. (The)[a]	845	85,742
Nordson Corp.	2,693	145,153
Robbins & Myers Inc.	1,721	83,830
Rockwell Automation Inc.	6,520	504,257
Roper Industries Inc.	4,370	445,303

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2012

Security	Shares	Value

Terex Corp.[a]	4,956	$112,204
Wabtec Corp.	2,169	168,705
Xylem Inc.	8,388	233,857
Zebra Technologies Corp. Class Aa	2,355	91,350

		8,770,855
MANUFACTURING — 3.00%
3M Co.	29,187	2,608,150
A.O. Smith Corp.	1,828	87,013
Actuant Corp. Class A	3,114	84,919
AptarGroup Inc.	2,814	153,391
Carlisle Companies Inc.	2,769	152,461
Ceradyne Inc.	1,068	27,042
CLARCOR Inc.	2,289	109,918
Cooper Industries PLC	7,191	449,941
Crane Co.	2,299	101,455
Danaher Corp.	25,827	1,400,340
Donaldson Co. Inc.	6,254	216,764
Dover Corp.	8,467	530,542
Eaton Corp.	15,196	732,143
General Electric Co.	479,441	9,387,455
Harsco Corp.	3,652	81,439
Hexcel Corp.[a,b]	4,456	122,005
Hillenbrand Inc.	2,826	59,176
Illinois Tool Works Inc.	18,849	1,081,556
Ingersoll-Rand PLC	14,203	603,911
ITT Corp.	4,208	94,512
Leggett & Platt Inc.	6,319	137,565
Pall Corp.	5,236	312,118
Parker Hannifin Corp.	6,880	603,307
Pentair Inc.	4,446	192,690
Polypore International Inc.[a,b]	1,826	68,201
SPX Corp.	2,305	176,978
Textron Inc.	12,594	335,504
Trinity Industries Inc.	3,605	106,708

		20,017,204
MEDIA — 2.89%
AMC Networks Inc. Class Aa	2,250	95,625
Cablevision NY Group Class A	10,241	151,772
CBS Corp. Class B NVS	27,515	917,625
Charter Communications Inc. Class Aa	1,729	104,553
Comcast Corp. Class A	94,900	2,878,317
Comcast Corp. Class A Special NVS	29,541	881,208

Security	Shares	Value

CTC Media Inc.	2,450	$26,533
DIRECTV Class Aa	30,696	1,512,392
Discovery Communications Inc. Series Aa	6,378	347,091
Discovery Communications Inc. Series C NVS[a]	5,284	262,562
DISH Network Corp. Class A	9,414	300,966
FactSet Research Systems Inc.	1,886	197,766
Gannett Co. Inc.	10,870	150,223
John Wiley & Sons Inc. Class A	2,315	104,615
Liberty Global Inc. Series Aa	6,234	310,516
Liberty Global Inc. Series Ca,b	5,336	255,754
Liberty Media Corp. Series Aa	5,353	468,066
McGraw-Hill Companies Inc. (The)	13,346	656,223
Meredith Corp.(b)	1,656	47,742
New York Times Co. (The) Class Aa	5,774	36,434
News Corp. Class A NVS	82,485	1,616,706
News Corp. Class B	19,827	393,368
Nielsen Holdings NVa	3,238	94,614
Scholastic Corp.	1,091	33,330
Scripps Networks Interactive Inc. Class A	3,932	197,465
Time Warner Cable Inc.	14,488	1,165,560
Time Warner Inc.	45,487	1,703,943
Viacom Inc. Class B NVS	22,221	1,030,832
Walt Disney Co. (The)	75,604	3,259,288
Washington Post Co. (The) Class B	212	80,172

		19,281,261
METAL FABRICATE & HARDWARE — 0.25%
Kaydon Corp.	1,475	36,182
Mueller Industries Inc.	1,707	78,027
Precision Castparts Corp.	6,532	1,152,049
RTI International Metals Inc.[a]	1,352	33,191
Timken Co. (The)	3,574	201,967
Valmont Industries Inc.	1,018	126,161
Worthington Industries Inc.	2,455	43,797

		1,671,374
MINING — 0.66%
Alcoa Inc.	48,409	471,020
Allied Nevada Gold Corp.[a,b]	3,696	108,256
Coeur d’Alene Mines Corp.[a]	4,070	87,708
Compass Minerals International Inc.	1,493	114,244
Freeport-McMoRan Copper & Gold Inc.	42,766	1,637,938
Hecla Mining Co.	12,577	53,830
Kaiser Aluminum Corp.	753	39,585

38	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2012

Security	Shares	Value

Molycorp Inc.[a,b]	2,786	$75,389
Newmont Mining Corp.	22,257	1,060,546
Royal Gold Inc.	2,675	165,743
Southern Copper Corp.	7,774	255,609
Stillwater Mining Co.[a,b]	5,201	55,807
Titanium Metals Corp.	3,839	56,702
Vulcan Materials Co.	5,280	226,037

		4,408,414
OFFICE & BUSINESS EQUIPMENT — 0.09%
Pitney Bowes Inc.	8,318	142,487
Xerox Corp.	63,168	491,447

		633,934
OFFICE FURNISHINGS — 0.01%
Herman Miller Inc.	2,615	51,071
HNI Corp.	1,681	40,546

		91,617
OIL & GAS — 8.42%
Anadarko Petroleum Corp.	22,623	1,656,230
Apache Corp.	17,399	1,669,260
Atwood Oceanics Inc.[a]	2,555	113,263
Berry Petroleum Co. Class A	2,342	106,678
Bill Barrett Corp.[a]	1,933	46,353
Cabot Oil & Gas Corp.	9,411	330,703
Carrizo Oil & Gas Inc.[a]	1,576	44,191
Chesapeake Energy Corp.	30,000	553,200
Chevron Corp.	91,033	9,700,476
Cimarex Energy Co.	3,875	267,801
Cobalt International Energy Inc.[a,b]	8,523	228,075
Comstock Resources Inc.[a]	2,141	37,617
Concho Resources Inc.[a,b]	4,700	503,746
ConocoPhillips	56,101	4,018,515
Continental Resources Inc.[a]	2,616	233,478
CVR Energy Inc.[a]	3,942	119,679
Denbury Resources Inc.[a]	17,809	339,083
Devon Energy Corp.	17,302	1,208,545
Diamond Offshore Drilling Inc.	2,967	203,388
Energen Corp.	3,273	171,440
EOG Resources Inc.	12,185	1,338,035
EQT Corp.	6,757	336,634
EXCO Resources Inc.[b]	6,830	50,132
Exxon Mobil Corp.	217,672	18,793,801
Forest Oil Corp.[a]	5,145	68,531

Security	Shares	Value

Gulfport Energy Corp.[a]	1,888	$49,484
Helmerich & Payne Inc.	4,445	228,429
Hess Corp.	13,900	724,746
HollyFrontier Corp.	8,776	270,476
Kodiak Oil & Gas Corp.[a,b]	11,131	98,509
Marathon Oil Corp.	32,264	946,626
Marathon Petroleum Corp.	16,156	672,251
McMoRan Exploration Co.[a,b]	4,863	42,794
Murphy Oil Corp.	8,808	484,176
Nabors Industries Ltd.[a]	13,007	216,567
Newfield Exploration Co.[a]	6,043	216,944
Noble Corp.[a]	11,837	450,516
Noble Energy Inc.	8,014	795,950
Oasis Petroleum Inc.[a]	3,193	105,593
Occidental Petroleum Corp.	36,780	3,355,072
Parker Drilling Co.[a,b]	5,255	27,168
Patterson-UTI Energy Inc.	6,996	113,125
Pioneer Natural Resources Co.	5,545	642,222
Plains Exploration & Production Co.[a]	6,383	260,746
QEP Resources Inc.	8,009	246,757
Quicksilver Resources Inc.[a,b]	5,404	25,399
Range Resources Corp.	7,339	489,218
Rosetta Resources Inc.[a]	2,417	121,503
Rowan Companies Inc.[a]	5,713	197,270
SandRidge Energy Inc.[a,b]	17,364	138,738
SM Energy Co.	2,880	190,397
Southwestern Energy Co.[a]	15,686	495,364
Sunoco Inc.	4,836	238,366
Swift Energy Co.[a]	1,911	57,808
Tesoro Corp.[a]	6,331	147,196
Transocean Ltd.	14,546	732,973
Ultra Petroleum Corp.[a,b]	6,878	135,909
Unit Corp.[a]	2,175	91,894
Valero Energy Corp.	25,453	628,689
Whiting Petroleum Corp.[a]	5,300	303,160
WPX Energy Inc.[a]	8,849	155,477

		56,236,366
OIL & GAS SERVICES — 1.73%
Baker Hughes Inc.	19,741	870,775
Cameron International Corp.[a]	11,082	567,952
CARBO Ceramics Inc.[b]	908	76,354
Core Laboratories NV	2,108	288,754
Dresser-Rand Group Inc.[a]	3,410	165,999

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2012

Security	Shares	Value

Dril-Quip Inc.[a,b]	1,653	$111,396
Exterran Holdings Inc.[a,b]	2,916	39,395
FMC Technologies Inc.[a]	10,928	513,616
Halliburton Co.	41,746	1,428,548
Helix Energy Solutions Group Inc.[a]	4,578	93,437
Key Energy Services Inc.[a,b]	6,816	86,291
Lufkin Industries Inc.	1,375	105,655
National Oilwell Varco Inc.	19,183	1,453,304
Oceaneering International Inc.	4,901	253,039
Oil States International Inc.[a]	2,317	184,387
Schlumberger Ltd.	60,611	4,493,699
SEACOR Holdings Inc.[a]	983	91,350
Superior Energy Services Inc.[a]	7,006	188,601
TETRA Technologies Inc.[a,b]	3,460	30,137
Weatherford International Ltd.[a]	34,099	486,593

		11,529,282
PACKAGING & CONTAINERS — 0.25%
Ball Corp.	7,407	309,316
Bemis Co. Inc.	4,681	151,618
Crown Holdings Inc.[a]	6,843	253,054
Greif Inc. Class A	1,123	60,238
Owens-Illinois Inc.[a]	7,466	173,585
Packaging Corp. of America	4,522	131,997
Rock-Tenn Co. Class A	3,224	200,952
Sealed Air Corp.	8,677	166,425
Silgan Holdings Inc.	2,120	93,004
Sonoco Products Co.	4,538	150,344

		1,690,533
PHARMACEUTICALS — 6.17%
Abbott Laboratories	70,690	4,387,021
Alkermes PLC[a,b]	4,390	75,947
Allergan Inc.	13,959	1,340,064
AmerisourceBergen Corp.	11,789	438,669
Auxilium Pharmaceuticals Inc.[a]	2,170	38,886
BioMarin Pharmaceutical Inc.[a,b]	5,169	179,364
Bristol-Myers Squibb Co.	78,019	2,603,494
Cardinal Health Inc.	15,675	662,582
Catalyst Health Solutions Inc.[a]	1,954	168,767
DENTSPLY International Inc.	6,400	262,784
Eli Lilly and Co.	44,610	1,846,408
Endo Pharmaceuticals Holdings Inc.[a]	5,276	185,399
Express Scripts Holding Co.[a]	36,356	2,028,301
Forest Laboratories Inc.[a]	11,290	393,231
Herbalife Ltd.	5,279	371,219

Security	Shares	Value

Impax Laboratories Inc.[a,b]	2,967	$73,077
Isis Pharmaceuticals Inc.[a,b]	4,312	34,496
Johnson & Johnson	124,214	8,085,089
McKesson Corp.	11,190	1,022,878
Mead Johnson Nutrition Co. Class A	9,299	795,622
Medicis Pharmaceutical Corp. Class A	2,880	110,794
Medivation Inc.[a,b]	1,580	127,790
Merck & Co. Inc.	139,583	5,477,237
Mylan Inc.[a]	19,312	419,264
Nektar Therapeutics[a,b]	5,117	38,992
Omnicare Inc.	5,180	180,471
Onyx Pharmaceuticals Inc.[a]	2,886	131,342
Par Pharmaceutical Companies Inc.[a]	1,632	69,099
Patterson Companies Inc.	4,156	141,678
Perrigo Co.	3,851	403,970
Pfizer Inc.	349,089	8,004,611
Questcor Pharmaceuticals Inc.[a,b]	2,654	119,165
Salix Pharmaceuticals Ltd.[a]	2,406	118,856
Theravance Inc.[a,b]	3,502	75,783
VCA Antech Inc.[a,b]	3,886	91,943
ViroPharma Inc.[a,b]	3,198	69,557
Warner Chilcott PLC Class Aa	7,930	172,477
Watson Pharmaceuticals Inc.[a]	5,761	434,149

		41,180,476
PIPELINES — 0.52%
El Paso Corp.	34,770	1,031,626
Kinder Morgan Inc.[b]	6,755	242,504
ONEOK Inc.	4,411	378,861
Spectra Energy Corp.	29,420	904,371
Williams Companies Inc. (The)	26,566	904,041

		3,461,403
REAL ESTATE — 0.13%
Brookfield Office Properties Inc.	11,727	212,962
CBRE Group Inc. Class Aa	13,318	250,512
Forest City Enterprises Inc. Class Aa	6,025	96,099
Howard Hughes Corp. (The)[a]	1,153	77,378
Jones Lang LaSalle Inc.	1,967	157,242
St. Joe Co. (The)[a,b]	4,186	74,636

		868,829
REAL ESTATE INVESTMENT TRUSTS — 3.18%
Alexandria Real Estate Equities Inc.	2,806	210,226
American Campus Communities Inc.[b]	3,150	140,017
American Capital Agency Corp.	9,993	312,181
American Tower Corp.	17,849	1,170,537

40	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2012

Security	Shares	Value

Annaly Capital Management Inc.	44,062	$719,092
Apartment Investment and Management Co. Class A	5,490	149,053
AvalonBay Communities Inc.	4,325	628,855
BioMed Realty Trust Inc.	6,952	137,789
Boston Properties Inc.	6,624	717,048
Brandywine Realty Trust	6,083	72,144
BRE Properties Inc. Class A	3,387	177,817
Camden Property Trust	3,580	242,259
CBL & Associates Properties Inc.	6,338	118,077
Chimera Investment Corp.[b]	46,471	134,301
Colonial Properties Trust[b]	3,931	87,936
CommonWealth REIT	3,768	70,650
Corporate Office Properties Trust	3,236	76,208
DCT Industrial Trust Inc.[b]	11,193	66,374
DDR Corp.[b]	10,958	162,178
DiamondRock Hospitality Co.	7,645	81,266
Digital Realty Trust Inc.	4,753	356,903
Douglas Emmett Inc.[b]	5,786	134,467
Duke Realty Corp.[b]	11,428	169,363
DuPont Fabros Technology Inc.[b]	2,815	76,427
EastGroup Properties Inc.	1,219	61,316
Entertainment Properties Trust[b]	2,096	100,587
Equity Lifestyle Properties Inc.	1,882	131,627
Equity Residential	13,382	822,190
Essex Property Trust Inc.[b]	1,530	241,694
Extra Space Storage Inc.[b]	4,285	130,050
Federal Realty Investment Trust	2,894	291,310
Franklin Street Properties Corp.[b]	3,348	33,714
General Growth Properties Inc.	17,424	310,147
Hatteras Financial Corp.	4,199	122,317
HCP Inc.	18,460	765,167
Health Care REIT Inc.	9,549	541,046
Healthcare Realty Trust Inc.[b]	3,496	75,094
Highwoods Properties Inc.	3,288	114,192
Home Properties Inc.	2,194	133,944
Hospitality Properties Trust	5,580	153,896
Host Hotels & Resorts Inc.	32,142	534,843
Invesco Mortgage Capital Inc.	5,262	92,822
Kilroy Realty Corp.	3,072	145,766
Kimco Realty Corp.	18,414	357,416
LaSalle Hotel Properties	3,866	113,699
Lexington Realty Trust[b]	6,315	56,204

Security	Shares	Value

Liberty Property Trust[b]	5,184	$188,957
Macerich Co. (The)	6,014	370,282
Mack-Cali Realty Corp.	3,933	112,956
MFA Financial Inc.	16,166	119,305
Mid-America Apartment Communities Inc.	1,691	115,106
National Retail Properties Inc.[b]	4,336	118,720
Omega Healthcare Investors Inc.[b]	4,638	99,300
Piedmont Office Realty Trust Inc. Class A	7,821	138,745
Plum Creek Timber Co. Inc.[b]	7,373	309,961
Post Properties Inc.	2,429	118,292
Potlatch Corp.	1,819	56,935
Prologis Inc.	20,868	746,657
Public Storage	6,411	918,440
Rayonier Inc.[b]	5,507	249,742
Realty Income Corp.[b]	6,033	237,338
Redwood Trust Inc.[b]	3,220	37,610
Regency Centers Corp.	4,066	182,807
Senior Housing Properties Trust	7,362	162,553
Simon Property Group Inc.	13,303	2,069,947
SL Green Realty Corp.	3,900	321,516
Starwood Property Trust Inc.	4,230	88,280
Sunstone Hotel Investors Inc.[a]	5,285	53,907
Tanger Factory Outlet Centers Inc.	3,886	121,710
Taubman Centers Inc.	2,619	202,134
Two Harbors Investment Corp.	9,660	101,044
UDR Inc.	9,919	261,167
Ventas Inc.	13,092	769,679
Vornado Realty Trust	8,378	719,168
Washington Real Estate Investment Trust	2,980	88,059
Weingarten Realty Investors[b]	5,491	145,841
Weyerhaeuser Co.	24,310	494,952

		21,261,319
RETAIL — 6.39%
Abercrombie & Fitch Co. Class A	3,913	196,315
Advance Auto Parts Inc.	3,289	301,930
Aeropostale Inc.[a]	3,671	81,423
American Eagle Outfitters Inc.	8,872	159,785
ANN INC.[a]	2,359	65,321
Ascena Retail Group Inc.[a]	5,766	118,088
AutoNation Inc.[a]	1,499	51,835
AutoZone Inc.[a]	1,340	530,854
Bed Bath & Beyond Inc.[a]	10,969	772,108
Best Buy Co. Inc.[b]	12,974	286,336

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2012

Security	Shares	Value

Big Lots Inc.[a]	2,973	$108,931
Bob Evans Farms Inc.	1,313	50,209
Brinker International Inc.	3,642	114,614
Buckle Inc. (The)[b]	1,224	56,524
CarMax Inc.[a]	10,228	315,738
Casey’s General Stores Inc.	1,706	96,133
Cash America International Inc.	1,329	62,131
Cato Corp. (The) Class A	1,256	34,954
CEC Entertainment Inc.	891	34,054
Cheesecake Factory Inc. (The)[a,b]	2,360	74,340
Chico’s FAS Inc.	7,620	117,043
Children’s Place Retail Stores Inc. (The)[a]	1,160	53,337
Chipotle Mexican Grill Inc.[a]	1,416	586,436
Coinstar Inc.[a]	1,383	86,839
Collective Brands Inc.[a,b]	2,798	58,114
Copart Inc.[a]	5,264	139,022
Costco Wholesale Corp.	19,690	1,736,067
Cracker Barrel Old Country Store Inc.	1,036	59,591
CVS Caremark Corp.	59,148	2,639,184
Darden Restaurants Inc.	5,842	292,567
Dick’s Sporting Goods Inc.	4,326	218,896
Dillard’s Inc. Class A	1,579	101,940
Dollar General Corp.[a]	5,551	263,450
Dollar Tree Inc.[a]	5,405	549,472
Domino’s Pizza Inc.	2,508	94,828
Express Inc.[a]	3,278	77,426
EZCORP Inc. Class A NVS[a]	1,963	52,589
Family Dollar Stores Inc.	5,048	340,992
Foot Locker Inc.	7,012	214,497
GameStop Corp. Class Ab	6,186	140,793
Gap Inc. (The)	15,513	442,121
Genesco Inc.[a]	1,117	83,775
GNC Holdings Inc. Class A	3,428	133,898
Group 1 Automotive Inc.	1,058	61,237
Guess? Inc.	2,910	85,205
Home Depot Inc. (The)	70,009	3,625,766
HSN Inc.	1,864	72,137
J.C. Penney Co. Inc.	6,759	243,730
Jack in the Box Inc.[a,b]	2,003	45,508
Kohl’s Corp.	10,864	544,612
Limited Brands Inc.	11,591	576,073
Lowe’s Companies Inc.	57,275	1,802,444
Macy’s Inc.	19,083	782,785

Security	Shares	Value

McDonald’s Corp.	46,856	$4,566,117
Men’s Wearhouse Inc. (The)	2,329	86,266
Michael Kors Holdings Ltd.[a,b]	1,894	86,499
MSC Industrial Direct Co. Inc. Class A	2,100	154,791
Nordstrom Inc.	7,391	412,861
Nu Skin Enterprises Inc. Class A	2,664	141,991
O’Reilly Automotive Inc.[a]	5,842	616,097
Office Depot Inc.[a]	12,694	38,590
P.F. Chang’s China Bistro Inc.	945	37,507
Panera Bread Co. Class Aa	1,288	203,401
Papa John’s International Inc.[a,b]	903	36,373
PetSmart Inc.	5,078	295,844
Pier 1 Imports Inc.	4,962	85,247
PVH Corp.	2,795	248,196
RadioShack Corp.[b]	4,489	23,253
Regis Corp.	2,621	48,095
Rite Aid Corp.[a,b]	27,507	39,885
Ross Stores Inc.	10,507	647,126
Saks Inc.[a,b]	5,106	55,962
Sally Beauty Holdings Inc.[a,b]	6,388	169,921
Sears Holdings Corp.[a,b]	2,097	112,777
Signet Jewelers Ltd.	3,938	192,056
Staples Inc.	31,799	489,705
Starbucks Corp.	33,775	1,938,010
Target Corp.	27,805	1,611,022
Tiffany & Co.	5,822	398,574
TJX Companies Inc. (The)	34,240	1,428,150
Tractor Supply Co.	3,233	318,160
Ulta Salon, Cosmetics & Fragrance Inc.	2,237	197,259
Urban Outfitters Inc.[a]	5,180	150,013
Wal-Mart Stores Inc.	79,319	4,672,682
Walgreen Co.	39,852	1,397,211
Wendy’s Co. (The)	14,203	69,169
Williams-Sonoma Inc.	4,266	165,052
World Fuel Services Corp.	3,211	141,477
Yum! Brands Inc.	21,211	1,542,676

		42,652,012
SAVINGS & LOANS — 0.15%
Astoria Financial Corp.	4,076	39,496
Capitol Federal Financial Inc.	7,584	89,567
First Niagara Financial Group Inc.	13,376	119,582
Hudson City Bancorp Inc.	22,071	155,821
New York Community Bancorp Inc.	19,731	266,171

42	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2012

Security	Shares	Value

People’s United Financial Inc.	16,345	$201,697
Provident Financial Services Inc.	2,575	37,853
TFS Financial Corp.[a]	4,200	41,286
Washington Federal Inc.	4,864	85,315

		1,036,788
SEMICONDUCTORS — 3.23%
Advanced Micro Devices Inc.[a]	26,669	196,284
Altera Corp.	14,754	524,800
Analog Devices Inc.	13,555	528,374
Applied Materials Inc.	60,087	720,443
Atmel Corp.[a]	19,594	173,799
ATMI Inc.[a]	1,414	29,708
Broadcom Corp. Class Aa	22,037	806,554
Cabot Microelectronics Corp.	1,055	36,271
Cavium Inc.[a,b]	2,195	64,226
Cree Inc.[a,b]	5,247	162,132
Cypress Semiconductor Corp.[a]	7,019	108,794
Emulex Corp.[a]	4,001	34,729
Fairchild Semiconductor International Inc.[a]	5,753	81,520
First Solar Inc.[a,b]	2,532	46,589
GT Advanced Technologies Inc.[a,b]	5,698	37,094
Hittite Microwave Corp.[a,b]	1,276	68,317
Integrated Device Technology Inc.[a]	6,573	44,499
Intel Corp.	231,246	6,567,386
International Rectifier Corp.[a,b]	3,114	67,979
Intersil Corp. Class A	5,721	58,755
KLA-Tencor Corp.	7,604	396,549
Lam Research Corp.[a]	5,440	226,576
Linear Technology Corp.	9,668	316,240
LSI Corp.[a]	25,614	205,936
Marvell Technology Group Ltd.[a]	22,284	334,483
Maxim Integrated Products Inc.	13,358	395,130
MEMC Electronic Materials Inc.[a]	10,389	37,296
Microchip Technology Inc.	8,630	304,984
Micron Technology Inc.[a]	45,170	297,670
Microsemi Corp.[a]	3,925	84,466
Novellus Systems Inc.[a]	3,029	141,606
NVIDIA Corp.[a]	27,761	360,893
OmniVision Technologies Inc.[a]	2,680	49,366
ON Semiconductor Corp.[a,b]	20,102	166,042
PMC-Sierra Inc.[a]	10,628	75,140
QLogic Corp.[a]	4,489	77,435
QUALCOMM Inc.	76,283	4,869,907

Security	Shares	Value

Rambus Inc.[a,b]	4,693	$23,887
Rovi Corp.[a]	5,026	143,744
Semtech Corp.[a,b]	2,969	80,935
Silicon Laboratories Inc.[a,b]	1,900	67,431
Skyworks Solutions Inc.[a,b]	8,397	227,895
Teradyne Inc.[a,b]	8,424	144,977
Tessera Technologies Inc.[a]	2,331	36,457
Texas Instruments Inc.	51,927	1,658,548
TriQuint Semiconductor Inc.[a,b]	7,478	36,493
Veeco Instruments Inc.[a]	1,760	53,134
Xilinx Inc.	11,906	433,140

		21,604,613
SHIPBUILDING — 0.01%
Huntington Ingalls Industries Inc.[a]	2,080	82,056

		82,056
SOFTWARE — 4.07%
ACI Worldwide Inc.[a,b]	1,762	70,233
Activision Blizzard Inc.	19,168	246,692
Acxiom Corp.[a,b]	3,502	48,082
Adobe Systems Inc.[a]	22,456	753,623
Advent Software Inc.[a,b]	1,482	39,999
Akamai Technologies Inc.[a]	8,158	265,951
Allscripts Healthcare Solutions Inc.[a]	8,433	93,438
ANSYS Inc.[a]	4,165	279,346
Ariba Inc.[a]	4,418	168,768
Aspen Technology Inc.[a,b]	4,263	84,322
athenahealth Inc.[a,b]	1,587	114,978
Autodesk Inc.[a]	10,298	405,432
BMC Software Inc.[a]	7,716	318,362
Broadridge Financial Solutions Inc.	5,579	129,489
CA Inc.	16,554	437,357
Cerner Corp.[a]	6,508	527,734
Check Point Software Technologies Ltd.[a,b]	7,651	444,753
Citrix Systems Inc.[a]	8,544	731,452
CommVault Systems Inc.[a]	1,873	97,527
Compuware Corp.[a]	9,928	86,572
Concur Technologies Inc.[a]	2,123	120,077
CSG Systems International Inc.[a,b]	1,558	22,435
Dun & Bradstreet Corp. (The)	2,202	171,272
Electronic Arts Inc.[a]	15,142	232,884
Fair Isaac Corp.	1,642	70,442
Fidelity National Information Services Inc.	11,594	390,370

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2012

Security	Shares	Value

Fiserv Inc.[a]	6,450	$453,370
Informatica Corp.[a,b]	4,787	220,298
Intuit Inc.	12,409	719,350
JDA Software Group Inc.[a,b]	1,926	55,623
ManTech International Corp. Class A	1,034	32,488
Microsoft Corp.	339,374	10,866,755
MSCI Inc. Class Aa	5,437	198,940
Nuance Communications Inc.[a]	10,417	254,591
Oracle Corp.	176,628	5,191,097
Parametric Technology Corp.[a]	5,358	115,626
Progress Software Corp.[a,b]	2,797	64,723
QLIK Technologies Inc.[a]	3,436	98,991
Quality Systems Inc.	1,689	63,169
Quest Software Inc.[a]	2,671	62,154
Red Hat Inc.[a]	8,786	523,733
Salesforce.com Inc.[a]	5,559	865,703
SolarWinds Inc.[a]	2,604	122,154
Solera Holdings Inc.	3,185	143,134
Take-Two Interactive Software Inc.[a]	4,098	57,782
Ultimate Software Group Inc. (The)[a]	1,171	90,354
VeriFone Systems Inc.[a]	4,817	229,482
VMware Inc. Class Aa	3,833	428,223

		27,209,330
TELECOMMUNICATIONS — 4.10%
Acme Packet Inc.[a,b]	2,487	69,810
ADTRAN Inc.	2,954	90,156
Amdocs Ltd.[a]	7,836	250,752
Anixter International Inc.[a]	1,307	89,634
ARRIS Group Inc.[a]	5,357	69,266
Aruba Networks Inc.[a,b]	4,880	103,066
AT&T Inc.	269,799	8,879,085
CenturyLink Inc.	27,877	1,074,937
Ciena Corp.[a,b]	4,313	63,919
Cincinnati Bell Inc.[a,b]	8,885	33,763
Cisco Systems Inc.	244,139	4,919,401
Comtech Telecommunications Corp.	926	28,632
Corning Inc.	71,059	1,019,697
Crown Castle International Corp.[a]	11,078	627,126
Finisar Corp.[a]	4,062	67,104
Frontier Communications Corp.[b]	45,174	182,503
Harmonic Inc.[a]	5,145	24,284
Harris Corp.	5,250	239,085
InterDigital Inc.[b]	2,051	56,854

Security	Shares	Value

IPG Photonics Corp.[a,b]	1,474	$71,342
JDS Uniphase Corp.[a]	10,364	125,923
Juniper Networks Inc.[a]	24,040	515,177
Leap Wireless International Inc.[a]	2,854	16,011
Level 3 Communications Inc.[a]	7,154	164,971
MetroPCS Communications Inc.[a]	14,498	105,835
Motorola Mobility Holdings Inc.[a]	13,401	520,227
Motorola Solutions Inc.	13,372	682,373
NeuStar Inc. Class Aa,b	2,961	107,632
NII Holdings Inc.[a]	7,745	108,391
Plantronics Inc.	1,949	74,686
Polycom Inc.[a]	7,984	105,948
RF Micro Devices Inc.[a]	12,429	53,817
SBA Communications Corp. Class Aa	4,970	267,088
Sonus Networks Inc.[a,b]	9,536	26,987
Sprint Nextel Corp.[a]	135,516	336,080
Telephone & Data Systems Inc.	4,598	111,685
Tellabs Inc.	14,939	56,320
tw telecom inc.[a,b]	6,863	149,476
United States Cellular Corp.[a]	679	26,630
Verizon Communications Inc.	128,372	5,183,661
ViaSat Inc.[a,b]	1,897	91,625
Virgin Media Inc.	13,637	334,925
Windstream Corp.	26,133	293,735

		27,419,619
TEXTILES — 0.06%
Cintas Corp.	5,093	199,493
G&K Services Inc. Class A	844	27,734
Mohawk Industries Inc.[a]	2,498	167,416

		394,643
TOYS, GAMES & HOBBIES — 0.11%
Hasbro Inc.	5,270	193,620
Mattel Inc.	15,424	518,246

		711,866
TRANSPORTATION — 1.68%
Alexander & Baldwin Inc.	1,878	96,079
Bristow Group Inc.	1,553	75,864
C.H. Robinson Worldwide Inc.	7,475	446,557
Con-way Inc.	2,505	81,413
CSX Corp.	47,691	1,063,986
Expeditors International of Washington Inc.	9,658	386,320
FedEx Corp.	13,348	1,177,828
Forward Air Corp.	1,326	44,792

44	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2012

Security	Shares	Value

Genesee & Wyoming Inc. Class Aa	1,817	$97,954
Heartland Express Inc.	2,452	33,911
Hub Group Inc. Class Aa	1,673	58,555
J.B. Hunt Transport Services Inc.	4,390	242,899
Kansas City Southern Industries Inc.	5,003	385,331
Kirby Corp.[a,b]	2,517	167,053
Knight Transportation Inc.	2,536	41,641
Landstar System Inc.	2,137	114,479
Norfolk Southern Corp.	14,996	1,093,658
Old Dominion Freight Line Inc.[a,b]	2,480	110,286
Ryder System Inc.	2,315	112,787
Teekay Corp.	1,824	65,846
Tidewater Inc.	2,332	128,330
Union Pacific Corp.	21,939	2,466,821
United Parcel Service Inc. Class B	32,821	2,564,633
UTi Worldwide Inc.	4,625	77,099
Werner Enterprises Inc.	2,341	55,294

		11,189,416
TRUCKING & LEASING — 0.01%
GATX Corp.	2,106	90,284

		90,284
WATER — 0.07%
American Water Works Co. Inc.	7,910	270,839
Aqua America Inc.	6,278	142,573
California Water Service Group	1,876	33,974

		447,386

TOTAL COMMON STOCKS
(Cost: $613,478,721)		667,126,768

SHORT-TERM INVESTMENTS — 2.56%

MONEY MARKET FUNDS — 2.56%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.26%[c,d,e]	15,680,226	15,680,226
BlackRock Cash Funds: Prime, SL Agency Shares
0.24%[c,d,e]	1,139,828	1,139,828

Security	Shares	Value

BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[c,d]	308,487	$308,487

		17,128,541

TOTAL SHORT-TERM INVESTMENTS
(Cost: $17,128,541)		17,128,541

TOTAL INVESTMENTS IN SECURITIES — 102.44%
(Cost: $630,607,262)		684,255,309

SHORT POSITIONS[f] — (0.00)%

COMMON STOCKS — (0.00)%
ACCO Brands Corp.[a]	(2,549)	(26,742)

		(26,742)

TOTAL SHORT POSITIONS (Proceeds: $26,742)		(26,742)
Other Assets, Less Liabilities — (2.44)%		(16,328,600)

NET ASSETS — 100.00%		$667,899,967

NVS — Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.
[f]	See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	45

Schedule of Investments

iSHARES® DOW JONES U.S. ENERGY SECTOR INDEX FUND

April 30, 2012

Security	Shares	Value

COMMON STOCKS — 99.91%

ELECTRIC — 0.58%
OGE Energy Corp.	99,536	$5,370,963

		5,370,963
ENGINEERING & CONSTRUCTION — 0.15%
McDermott International Inc.[a]	124,449	1,406,274

		1,406,274
MACHINERY — 0.14%
Chart Industries Inc.[a,b]	16,665	1,273,706

		1,273,706
OIL & GAS — 78.69%
Anadarko Petroleum Corp.	319,796	23,412,265
Apache Corp.	247,336	23,729,416
Atwood Oceanics Inc.[a,b]	31,302	1,387,618
Berry Petroleum Co. Class A	26,669	1,214,773
Bill Barrett Corp.[a]	21,731	521,109
Cabot Oil & Gas Corp.	119,098	4,185,104
Carrizo Oil & Gas Inc.[a,b]	10,687	299,663
Chesapeake Energy Corp.	400,300	7,381,532
Chevron Corp.	1,195,558	127,398,660
Cimarex Energy Co.	51,248	3,541,749
Cobalt International Energy Inc.[a,b]	99,342	2,658,392
Comstock Resources Inc.[a,b]	9,986	175,454
Concho Resources Inc.[a,b]	64,957	6,962,091
ConocoPhillips	626,574	44,881,496
Continental Resources Inc.[a]	36,345	3,243,791
CVR Energy Inc.[a]	51,890	1,575,380
Denbury Resources Inc.[a]	225,044	4,284,838
Devon Energy Corp.	252,934	17,667,440
Diamond Offshore Drilling Inc.	52,449	3,595,379
Energen Corp.	68,861	3,606,939
EOG Resources Inc.	172,206	18,909,941
EQT Corp.	108,270	5,394,011
EXCO Resources Inc.[b]	57,119	419,253
Exxon Mobil Corp.	2,662,475	229,878,092
Forest Oil Corp.[a,b]	45,221	602,344
Gulfport Energy Corp.[a,b]	17,414	456,421
Helmerich & Payne Inc.	55,651	2,859,905
Hess Corp.	198,420	10,345,619
HollyFrontier Corp.	120,684	3,719,481
Kodiak Oil & Gas Corp.[a,b]	99,638	881,796

Security	Shares	Value

Marathon Oil Corp.	472,255	$13,855,962
Marathon Petroleum Corp.	243,663	10,138,817
McMoRan Exploration Co.[a,b]	25,549	224,831
Murphy Oil Corp.	134,721	7,405,613
Nabors Industries Ltd.[a]	137,207	2,284,497
Newfield Exploration Co.[a]	80,333	2,883,955
Noble Corp.[a]	158,981	6,050,817
Noble Energy Inc.	121,356	12,053,078
Oasis Petroleum Inc.[a,b]	34,541	1,142,271
Occidental Petroleum Corp.	491,616	44,845,212
Parker Drilling Co.[a,b]	19,419	100,396
Patterson-UTI Energy Inc.	79,366	1,283,348
Pioneer Natural Resources Co.	74,928	8,678,161
Plains Exploration & Production Co.[a]	80,898	3,304,683
QEP Resources Inc.	112,571	3,468,313
Quicksilver Resources Inc.[a,b]	18,449	86,710
Range Resources Corp.	104,034	6,934,906
Rosetta Resources Inc.[a,b]	31,939	1,605,574
Rowan Companies Inc.[a]	75,314	2,600,592
SandRidge Energy Inc.[a,b]	167,534	1,338,597
SM Energy Co.	39,988	2,643,607
Southwestern Energy Co.[a]	216,594	6,840,039
Sunoco Inc.	77,352	3,812,680
Swift Energy Co.[a,b]	18,701	565,705
Tesoro Corp.[a]	82,101	1,908,848
Transocean Ltd.[b]	190,640	9,606,350
Ultra Petroleum Corp.[a,b]	91,415	1,806,360
Unit Corp.[a]	34,085	1,440,091
Valero Energy Corp.	348,555	8,609,309
Whiting Petroleum Corp.[a,b]	67,025	3,833,830
WPX Energy Inc.[a]	104,686	1,839,333

		728,382,437
OIL & GAS SERVICES — 16.40%
Baker Hughes Inc.	259,068	11,427,490
Cameron International Corp.[a]	153,207	7,851,859
CARBO Ceramics Inc.[b]	9,353	786,494
Core Laboratories NV	31,317	4,289,803
Dresser-Rand Group Inc.[a,b]	44,074	2,145,522
Dril-Quip Inc.[a,b]	22,306	1,503,201
Exterran Holdings Inc.[a,b]	8,405	113,552
FMC Technologies Inc.[a]	149,463	7,024,761
Halliburton Co.	560,660	19,185,785
Helix Energy Solutions Group Inc.[a,b]	42,024	857,710

46	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ENERGY SECTOR INDEX FUND

April 30, 2012

Security	Shares	Value

Key Energy Services Inc.[a,b]	53,393	$675,955
Lufkin Industries Inc.	18,756	1,441,211
National Oilwell Varco Inc.	260,390	19,727,147
Oceaneering International Inc.	74,240	3,833,011
Oil States International Inc.[a]	27,341	2,175,797
Schlumberger Ltd.	789,474	58,531,602
SEACOR Holdings Inc.[a]	18,282	1,698,946
Superior Energy Services Inc.[a,b]	83,922	2,259,180
TETRA Technologies Inc.[a,b]	30,147	262,580
Weatherford International Ltd.[a]	422,311	6,026,378

		151,817,984
PIPELINES — 3.49%
El Paso Corp.	472,161	14,009,017
Kinder Morgan Inc.[b]	149,732	5,375,379
Williams Companies Inc. (The)	380,395	12,944,842

		32,329,238
SEMICONDUCTORS — 0.12%
First Solar Inc.[a,b]	29,035	534,244
GT Advanced Technologies Inc.[a,b]	80,671	525,168

		1,059,412
TRANSPORTATION — 0.34%
Bristow Group Inc.	27,638	1,350,116
Tidewater Inc.	33,373	1,836,516

		3,186,632

TOTAL COMMON STOCKS
(Cost: $949,248,296)		924,826,646

SHORT-TERM INVESTMENTS — 3.14%

MONEY MARKET FUNDS — 3.14%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.26%c,[d,e]	26,055,864	26,055,864
BlackRock Cash Funds: Prime, SL Agency Shares
0.24%[c,d,e]	1,894,054	1,894,054
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[c,d]	1,109,961	1,109,961

		29,059,879

TOTAL SHORT-TERM INVESTMENTS
(Cost: $29,059,879)		29,059,879

Value

TOTAL INVESTMENTS IN SECURITIES — 103.05%
(Cost: $978,308,175)	$953,886,525
Other Assets, Less Liabilities — (3.05)%	(28,252,887)

NET ASSETS — 100.00%	$925,633,638

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	47

Schedule of Investments

iSHARES® DOW JONES U.S. HEALTHCARE SECTOR INDEX FUND

April 30, 2012

Security	Shares	Value

COMMON STOCKS — 99.89%

BIOTECHNOLOGY — 15.33%
Acorda Therapeutics Inc.[a,b]	15,468	$390,412
Alexion Pharmaceuticals Inc.[a]	71,861	6,490,486
Amgen Inc.	341,347	24,273,185
Amylin Pharmaceuticals Inc.[a,b]	51,526	1,335,039
ARIAD Pharmaceuticals Inc.[a,b]	59,693	972,996
Bio-Rad Laboratories Inc. Class Aa	7,568	817,268
Biogen Idec Inc.[a]	94,208	12,624,814
Celgene Corp.[a]	170,884	12,460,861
Charles River Laboratories International Inc.[a]	19,260	684,308
Cubist Pharmaceuticals Inc.[a,b]	23,763	1,004,700
Dendreon Corp.[a,b]	58,039	676,154
Gilead Sciences Inc.[a]	292,512	15,213,549
Human Genome Sciences Inc.[a,b]	89,818	1,321,223
Illumina Inc.[a,b]	48,455	2,157,701
Incyte Corp.[a,b]	38,341	869,574
InterMune Inc.[a,b]	25,334	264,487
Life Technologies Corp.[a]	69,422	3,218,404
Myriad Genetics Inc.[a]	33,369	867,928
PDL BioPharma Inc.[b]	54,827	344,862
Regeneron Pharmaceuticals Inc.[a,b]	28,451	3,848,282
Seattle Genetics Inc.[a,b]	39,292	776,803
United Therapeutics Corp.[a]	19,896	870,450
Vertex Pharmaceuticals Inc.[a]	81,073	3,119,689

		94,603,175
COMMERCIAL SERVICES — 0.23%
HMS Holdings Corp.[a,b]	32,953	792,849
PAREXEL International Corp.[a,b]	23,199	624,981

		1,417,830
DISTRIBUTION & WHOLESALE — 0.12%
Owens & Minor Inc.	24,818	725,678

		725,678
ELECTRONICS — 1.82%
Thermo Fisher Scientific Inc.	149,251	8,305,818
Waters Corp.[a]	34,915	2,936,701

		11,242,519
HEALTH CARE — PRODUCTS — 17.65%
Alere Inc.[a,b]	33,441	798,906
Baxter International Inc.	223,444	12,381,032
Becton, Dickinson and Co.	78,201	6,134,868

Security	Shares	Value

Boston Scientific Corp.[a]	577,056	$3,612,371
C.R. Bard Inc.	33,679	3,332,874
CareFusion Corp.[a]	87,168	2,258,523
Cepheid Inc.[a,b]	24,912	956,870
Cooper Companies Inc. (The)	18,254	1,609,455
Covidien PLC	188,132	10,390,530
Edwards Lifesciences Corp.[a]	44,725	3,710,833
Gen-Probe Inc.[a,b]	18,739	1,528,165
Haemonetics Corp.[a,b]	9,733	696,591
Henry Schein Inc.[a]	35,214	2,702,322
Hill-Rom Holdings Inc.	24,350	790,158
Hologic Inc.[a]	102,201	1,954,083
Hospira Inc.[a]	64,270	2,257,162
IDEXX Laboratories Inc.[a,b]	21,897	1,925,403
Intuitive Surgical Inc.[a]	15,325	8,860,915
Invacare Corp.	11,932	189,122
Masimo Corp.[a]	21,351	472,498
Medtronic Inc.	413,164	15,782,865
NuVasive Inc.[a,b]	16,337	270,704
PSS World Medical Inc.[a,b]	20,007	478,768
ResMed Inc.[a,b]	57,209	1,945,678
Sirona Dental Systems Inc.[a]	21,686	1,095,360
St. Jude Medical Inc.	124,224	4,809,953
Steris Corp.	20,647	648,522
Stryker Corp.	114,346	6,239,861
TECHNE Corp.	14,407	964,405
Teleflex Inc.	15,821	991,502
Thoratec Corp.[a]	23,253	809,437
Varian Medical Systems Inc.[a]	43,858	2,781,474
Volcano Corp.[a,b]	20,475	555,896
West Pharmaceutical Services Inc.	13,141	590,031
Zimmer Holdings Inc.	69,777	4,391,067

		108,918,204
HEALTH CARE — SERVICES — 12.46%
Aetna Inc.	141,089	6,213,560
AMERIGROUP Corp.[a]	18,605	1,149,045
Brookdale Senior Living Inc.[a,b]	39,421	749,393
Centene Corp.[a,b]	19,435	769,432
Cigna Corp.	111,168	5,139,297
Community Health Systems Inc.[a]	35,633	867,307
Covance Inc.[a,b]	23,494	1,098,579
Coventry Health Care Inc.	56,115	1,682,889
DaVita Inc.[a]	36,386	3,223,072

48	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. HEALTHCARE SECTOR INDEX FUND

April 30, 2012

Security	Shares	Value

HCA Holdings Inc.	64,520	$1,736,878
Health Management Associates Inc. Class Aa,b	99,017	712,922
Health Net Inc.[a]	32,267	1,149,028
HealthSouth Corp.[a,b]	37,095	830,557
Humana Inc.	63,673	5,137,138
Laboratory Corp. of America Holdings[a,b]	38,603	3,392,818
LifePoint Hospitals Inc.[a]	18,750	731,625
Lincare Holdings Inc.	34,439	840,312
Magellan Health Services Inc.[a,b]	11,113	492,084
MEDNAX Inc.[a,b]	18,967	1,332,242
Quest Diagnostics Inc.	61,189	3,529,993
Tenet Healthcare Corp.[a,b]	168,922	876,705
UnitedHealth Group Inc.	419,081	23,531,398
Universal Health Services Inc. Class B	34,902	1,490,664
WellCare Health Plans Inc.[a]	16,616	1,016,567
WellPoint Inc.	135,466	9,187,304

		76,880,809
PHARMACEUTICALS — 52.28%
Abbott Laboratories	606,166	37,618,662
Alkermes PLC[a,b]	37,857	654,926
Allergan Inc.	119,753	11,496,288
Auxilium Pharmaceuticals Inc.[a,b]	18,826	337,362
BioMarin Pharmaceutical Inc.[a]	44,421	1,541,409
Bristol-Myers Squibb Co.	668,996	22,324,397
Catalyst Health Solutions Inc.[a]	16,814	1,452,225
DENTSPLY International Inc.	55,095	2,262,201
Eli Lilly and Co.	382,350	15,825,466
Endo Pharmaceuticals Holdings Inc.[a]	45,322	1,592,615
Express Scripts Holding Co.[a]	311,731	17,391,472
Forest Laboratories Inc.[a]	96,785	3,371,022
Impax Laboratories Inc.[a,b]	25,627	631,193
Isis Pharmaceuticals Inc.[a,b]	36,469	291,752
Johnson & Johnson	1,065,152	69,330,744
Medicis Pharmaceutical Corp. Class A	24,640	947,901
Medivation Inc.[a,b]	13,576	1,098,027
Merck & Co. Inc.	1,196,925	46,967,337
Mylan Inc.[a]	166,023	3,604,359
Nektar Therapeutics[a,b]	44,914	342,245
Onyx Pharmaceuticals Inc.[a,b]	24,712	1,124,643
Par Pharmaceutical Companies Inc.[a,b]	14,122	597,925
Patterson Companies Inc.	35,542	1,211,627
Perrigo Co.	32,915	3,452,783

Security	Shares	Value

Pfizer Inc.	2,993,473	$68,640,336
Questcor Pharmaceuticals Inc.[a,b]	22,687	1,018,646
Salix Pharmaceuticals Ltd.[a,b]	20,680	1,021,592
Theravance Inc.[a,b]	30,417	658,224
ViroPharma Inc.[a,b]	27,449	597,016
Warner Chilcott PLC Class Aa	68,031	1,479,674
Watson Pharmaceuticals Inc.[a]	49,531	3,732,656

		322,616,725

TOTAL COMMON STOCKS
(Cost: $668,653,938)		616,404,940

SHORT-TERM INVESTMENTS — 4.86%

MONEY MARKET FUNDS — 4.86%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.26%[c,d,e]	27,669,307	27,669,307
BlackRock Cash Funds: Prime, SL Agency Shares
0.24%[c,d,e]	2,011,339	2,011,339
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[c,d]	301,375	301,375

		29,982,021

TOTAL SHORT-TERM INVESTMENTS (Cost: $29,982,021)		29,982,021

TOTAL INVESTMENTS IN SECURITIES — 104.75%
(Cost: $698,635,959)		646,386,961
Other Assets, Less Liabilities — (4.75)%		(29,320,584)

NET ASSETS — 100.00%		$617,066,377

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	49

Schedule of Investments

iSHARES® DOW JONES U.S. TECHNOLOGY SECTOR INDEX FUND

April 30, 2012

Security	Shares	Value

COMMON STOCKS — 99.94%

COMMERCIAL SERVICES — 0.32%
Gartner Inc.[a,b]	60,808	$2,663,390
SAIC Inc.	231,830	2,819,053

		5,482,443
COMPUTERS — 40.56%
Apple Inc.[a]	621,921	363,351,125
Brocade Communications Systems Inc.[a]	288,235	1,596,822
CACI International Inc. Class Aa,b	18,323	1,120,085
Cadence Design Systems Inc.[a,b]	182,239	2,126,729
Cognizant Technology Solutions Corp. Class Aa	204,478	14,992,327
Computer Sciences Corp.	103,093	2,892,790
Dell Inc.[a]	1,066,000	17,450,420
Diebold Inc.	42,200	1,664,790
DST Systems Inc.	24,646	1,379,683
Electronics For Imaging Inc.[a,b]	30,596	546,139
EMC Corp.[a]	1,370,837	38,671,312
Fortinet Inc.[a]	80,965	2,114,806
Hewlett-Packard Co.	1,335,907	33,077,057
Insight Enterprises Inc.[a,b]	29,485	598,840
International Business Machines Corp.	735,009	152,205,664
j2 Global Inc.[b]	33,105	855,102
Lexmark International Inc. Class A	50,767	1,528,087
Mentor Graphics Corp.[a,b]	62,758	906,853
MICROS Systems Inc.[a,b]	55,319	3,143,779
NCR Corp.[a]	105,078	2,469,333
NetApp Inc.[a]	244,586	9,497,274
Riverbed Technology Inc.[a,b]	103,299	2,038,089
SanDisk Corp.[a]	160,270	5,931,593
Seagate Technology PLC	271,186	8,341,681
Synaptics Inc.[a,b]	22,099	678,660
Synopsys Inc.[a]	98,915	2,968,439
Teradata Corp.[a]	113,967	7,952,617
Unisys Corp.[a,b]	25,211	470,437
Western Digital Corp.[a]	155,966	6,053,041

		686,623,574
DISTRIBUTION & WHOLESALE — 0.13%
Brightpoint Inc.[a,b]	45,085	275,920
Ingram Micro Inc. Class Aa	103,291	2,010,043

		2,285,963

Security	Shares	Value

ELECTRONICS — 0.37%
Cymer Inc.[a,b]	19,186	$994,602
Garmin Ltd.	78,635	3,706,068
Tech Data Corp.[a]	28,631	1,540,061

		6,240,731
INTERNET — 9.19%
AOL Inc.[a,b]	63,391	1,587,311
Digital River Inc.[a]	25,107	472,263
EarthLink Inc.	72,708	590,389
Equinix Inc.[a,b]	31,388	5,153,910
F5 Networks Inc.[a]	53,158	7,119,451
Google Inc. Class Aa	172,479	104,389,465
IAC/InterActiveCorp	57,615	2,774,162
Rackspace Hosting Inc.[a,b]	73,047	4,243,300
Symantec Corp.[a]	493,080	8,145,682
TIBCO Software Inc.[a,b]	112,656	3,706,382
VeriSign Inc.	108,478	4,459,530
Websense Inc.[a,b]	26,477	549,133
Yahoo! Inc.[a]	798,705	12,411,876

		155,602,854
OFFICE & BUSINESS EQUIPMENT — 0.56%
Pitney Bowes Inc.[b]	126,959	2,174,808
Xerox Corp.	929,791	7,233,774

		9,408,582
SEMICONDUCTORS — 18.61%
Advanced Micro Devices Inc.[a,b]	389,189	2,864,431
Altera Corp.	232,651	8,275,396
Analog Devices Inc.	235,322	9,172,851
Applied Materials Inc.	902,267	10,818,181
Atmel Corp.[a,b]	288,410	2,558,197
ATMI Inc.[a,b]	24,150	507,391
Broadcom Corp. Class Aa	335,033	12,262,208
Cabot Microelectronics Corp.	19,733	678,420
Cavium Inc.[a,b]	31,800	930,468
Cree Inc.[a,b]	76,603	2,367,033
Cypress Semiconductor Corp.[a]	105,762	1,639,311
Emulex Corp.[a,b]	54,294	471,272
Fairchild Semiconductor International Inc.[a]	83,774	1,187,078
Hittite Microwave Corp.[a,b]	20,604	1,103,138
Integrated Device Technology Inc.[a,b]	93,386	632,223
Intel Corp.	2,949,114	83,754,838

50	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. TECHNOLOGY SECTOR INDEX FUND

April 30, 2012

Security	Shares	Value

International Rectifier Corp.[a,b]	45,701	$997,653
Intersil Corp. Class A	81,788	839,963
KLA-Tencor Corp.	125,038	6,520,732
Lam Research Corp.[a,b]	81,594	3,398,390
Linear Technology Corp.	169,961	5,559,424
LSI Corp.[a]	378,643	3,044,290
Marvell Technology Group Ltd.[a]	330,724	4,964,167
Maxim Integrated Products Inc.	249,353	7,375,862
MEMC Electronic Materials Inc.[a,b]	146,474	525,842
Microchip Technology Inc.	161,530	5,708,470
Micron Technology Inc.[a]	662,178	4,363,753
Microsemi Corp.[a,b]	57,248	1,231,977
Novellus Systems Inc.[a]	49,325	2,305,944
NVIDIA Corp.[a]	408,759	5,313,867
OmniVision Technologies Inc.[a,b]	38,022	700,365
ON Semiconductor Corp.[a]	296,165	2,446,323
PMC-Sierra Inc.[a]	151,555	1,071,494
QLogic Corp.[a]	66,491	1,146,970
QUALCOMM Inc.	1,134,244	72,410,137
Rambus Inc.[a,b]	66,224	337,080
Rovi Corp.[a]	75,160	2,149,576
Semtech Corp.[a,b]	63,864	1,740,933
Silicon Laboratories Inc.[a,b]	35,286	1,252,300
Skyworks Solutions Inc.[a]	123,946	3,363,894
Teradyne Inc.[a,b]	123,419	2,124,041
Tessera Technologies Inc.[a]	32,444	507,424
Texas Instruments Inc.	817,480	26,110,311
TriQuint Semiconductor Inc.[a,b]	106,269	518,593
Xilinx Inc.	215,689	7,846,766

		315,098,977
SOFTWARE — 22.06%
ACI Worldwide Inc.[a,b]	26,608	1,060,595
Adobe Systems Inc.[a]	333,332	11,186,622
Advent Software Inc.[a,b]	22,342	603,011
Akamai Technologies Inc.[a]	120,246	3,920,020
Allscripts Healthcare Solutions Inc.[a]	125,734	1,393,133
ANSYS Inc.[a,b]	62,775	4,210,319
Ariba Inc.[a,b]	66,658	2,546,336
Aspen Technology Inc.[a,b]	62,876	1,243,687
athenahealth Inc.[a,b]	23,438	1,698,083
Autodesk Inc.[a]	152,260	5,994,476
BMC Software Inc.[a]	114,970	4,743,662
CA Inc.	246,851	6,521,803

Security	Shares	Value

Cerner Corp.[a]	96,756	$7,845,944
Check Point Software Technologies Ltd.[a,b]	120,318	6,994,085
Citrix Systems Inc.[a]	126,525	10,831,805
CommVault Systems Inc.[a,b]	27,651	1,439,788
Compuware Corp.[a]	147,209	1,283,662
Concur Technologies Inc.[a,b]	31,218	1,765,690
CSG Systems International Inc.[a,b]	24,319	350,194
Fair Isaac Corp.	24,152	1,036,121
Informatica Corp.[a]	71,666	3,298,069
Intuit Inc.	184,271	10,682,190
JDA Software Group Inc.[a,b]	28,933	835,585
Microsoft Corp.	4,992,911	159,873,010
Nuance Communications Inc.[a,b]	155,437	3,798,880
Oracle Corp.	2,611,504	76,752,103
Parametric Technology Corp.[a,b]	78,970	1,704,173
Progress Software Corp.[a,b]	42,015	972,227
QLIK Technologies Inc.[a,b]	50,671	1,459,832
Quality Systems Inc.	25,691	960,843
Quest Software Inc.[a]	38,249	890,054
Red Hat Inc.[a]	130,315	7,768,077
Salesforce.com Inc.[a]	82,404	12,832,775
SolarWinds Inc.[a,b]	38,193	1,791,634
Solera Holdings Inc.	48,603	2,184,219
Ultimate Software Group Inc. (The)[a,b]	17,234	1,329,775
VeriFone Systems Inc.[a,b]	70,701	3,368,196
VMware Inc. Class Aa	56,604	6,323,799

		373,494,477
TELECOMMUNICATIONS — 8.14%
Acme Packet Inc.[a,b]	35,647	1,000,611
ADTRAN Inc.	42,396	1,293,926
Amdocs Ltd.[a]	117,749	3,767,968
ARRIS Group Inc.[a,b]	78,751	1,018,250
Aruba Networks Inc.[a,b]	70,592	1,490,903
Ciena Corp.[a,b]	61,783	915,624
Cisco Systems Inc.	3,614,165	72,825,425
Comtech Telecommunications Corp.	14,894	460,522
Corning Inc.	1,051,014	15,082,051
Finisar Corp.[a,b]	58,810	971,541
Harmonic Inc.[a,b]	72,680	343,050
Harris Corp.	78,681	3,583,133
InterDigital Inc.	30,139	835,453
JDS Uniphase Corp.[a]	150,736	1,831,442

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. TECHNOLOGY SECTOR INDEX FUND

April 30, 2012

Security	Shares	Value

Juniper Networks Inc.[a]	353,713	$7,580,070
Motorola Mobility Holdings Inc.[a]	222,745	8,646,961
Motorola Solutions Inc.	198,417	10,125,220
Plantronics Inc.	28,983	1,110,629
Polycom Inc.[a]	116,775	1,549,604
RF Micro Devices Inc.[a,b]	181,371	785,336
Sonus Networks Inc.[a,b]	132,150	373,984
Tellabs Inc.	214,419	808,360
ViaSat Inc.[a,b]	27,630	1,334,529

		137,734,592

TOTAL COMMON STOCKS
(Cost: $1,502,289,611)		1,691,972,193

SHORT-TERM INVESTMENTS — 4.53%

MONEY MARKET FUNDS — 4.53%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.26%[c,d,e]	70,035,395	70,035,395
BlackRock Cash Funds: Prime, SL Agency Shares
0.24%[c,d,e]	5,091,017	5,091,017
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[c,d]	1,544,363	1,544,363

		76,670,775

TOTAL SHORT-TERM INVESTMENTS
(Cost: $76,670,775)		76,670,775

TOTAL INVESTMENTS IN SECURITIES — 104.47%
(Cost: $1,578,960,386)		1,768,642,968
Other Assets, Less Liabilities — (4.47)%		(75,691,244)

NET ASSETS — 100.00%		$1,692,951,724

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

52	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® DOW JONES U.S. TELECOMMUNICATIONS SECTOR INDEX FUND

April 30, 2012

Security	Shares	Value

COMMON STOCKS — 99.96%

HOLDING COMPANIES — DIVERSIFIED — 3.60%
Leucadia National Corp.	681,045	$16,930,779

		16,930,779
INTERNET — 2.56%
AboveNet Inc.[a]	144,644	12,030,041

		12,030,041
TELECOMMUNICATIONS — 93.80%
Alaska Communications Systems Group Inc.[b]	979,652	2,507,909
AT&T Inc.	2,669,079	87,839,390
Atlantic Tele-Network Inc.	134,886	4,594,217
Cbeyond Inc.[a,b]	525,495	3,378,933
CenturyLink Inc.	975,381	37,610,691
Cincinnati Bell Inc.[a,b]	1,847,026	7,018,699
Consolidated Communications Holdings Inc.	297,680	5,760,108
Crown Castle International Corp.[a,b]	533,907	30,224,475
Frontier Communications Corp.[b]	3,821,244	15,437,826
General Communication Inc. Class Aa,b	486,294	3,695,835
Leap Wireless International Inc.[a,b]	659,818	3,701,579
Level 3 Communications Inc.[a,b]	640,711	14,774,796
Lumos Networks Corp.[b]	290,499	2,626,111
MetroPCS Communications Inc.[a]	1,422,476	10,384,075
NII Holdings Inc.[a,b]	794,401	11,117,642
NTELOS Holdings Corp.	211,623	4,279,017
SBA Communications Corp. Class Aa,b	378,642	20,348,221
Shenandoah Telecommunications Co.	396,334	4,419,124
Sprint Nextel Corp.[a]	8,641,767	21,431,582
Telephone & Data Systems Inc.	499,077	12,122,580
tw telecom inc.[a]	661,822	14,414,483
United States Cellular Corp.[a,b]	155,025	6,080,081
USA Mobility Inc.	332,027	4,289,789
Verizon Communications Inc.	1,660,626	67,056,078
Virgin Media Inc.[b]	885,150	21,739,284
Vonage Holdings Corp.[a,b]	2,080,101	4,243,406
Windstream Corp.	1,760,539	19,788,458

		440,884,389

TOTAL COMMON STOCKS
(Cost: $524,999,248)		469,845,209

Security	Shares	Value

SHORT-TERM INVESTMENTS — 18.82%

MONEY MARKET FUNDS — 18.82%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.26%[c,d,e]	82,290,526	$82,290,526
BlackRock Cash Funds: Prime, SL Agency Shares
0.24%[c,d,e]	5,981,868	5,981,868
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[c,d]	202,553	202,553

		88,474,947

TOTAL SHORT-TERM INVESTMENTS
(Cost: $88,474,947)		88,474,947

TOTAL INVESTMENTS IN SECURITIES — 118.78%
(Cost: $613,474,195)		558,320,156
Other Assets, Less Liabilities — (18.78)%		(88,287,764)

NET ASSETS — 100.00%		$470,032,392

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	53

Schedule of Investments

iSHARES® DOW JONES U.S. UTILITIES SECTOR INDEX FUND

April 30, 2012

Security	Shares	Value

COMMON STOCKS — 99.86%

ELECTRIC — 82.18%
AES Corp. (The)[a]	776,794	$9,725,461
ALLETE Inc.	39,375	1,622,644
Alliant Energy Corp.	133,046	6,019,001
Ameren Corp.	288,979	9,475,621
American Electric Power Co. Inc.	580,601	22,550,543
Avista Corp.	70,307	1,858,917
Black Hills Corp.	47,876	1,580,387
Calpine Corp.[a,b]	464,268	8,705,025
Cleco Corp.	73,821	3,011,897
CMS Energy Corp.	304,242	6,994,524
Consolidated Edison Inc.	349,789	20,794,956
Dominion Resources Inc.	685,099	35,755,317
DTE Energy Co.	202,870	11,437,811
Duke Energy Corp.	1,587,228	34,014,296
Edison International	360,368	15,859,796
El Paso Electric Co.	48,852	1,496,825
Entergy Corp.	212,899	13,957,658
Exelon Corp.	1,018,476	39,730,749
FirstEnergy Corp.	502,998	23,550,366
GenOn Energy Inc.[a,b]	928,518	1,977,743
Great Plains Energy Inc.	163,347	3,335,546
Hawaiian Electric Industries Inc.	115,905	3,076,119
IDACORP Inc.	60,155	2,450,715
Integrys Energy Group Inc.	94,197	5,146,924
ITC Holdings Corp.	61,897	4,794,542
National Fuel Gas Co.	93,992	4,447,701
NextEra Energy Inc.	492,622	31,700,226
Northeast Utilities	374,589	13,773,637
NorthWestern Corp.	43,601	1,548,707
NRG Energy Inc.[a]	277,613	4,719,421
NV Energy Inc.	282,057	4,696,249
Pepco Holdings Inc.	271,902	5,144,386
PG&E Corp.	497,094	21,961,613
Pinnacle West Capital Corp.	130,771	6,322,778
PNM Resources Inc.	95,178	1,785,539
Portland General Electric Co.	90,950	2,349,238
PPL Corp.	695,607	19,024,851
Progress Energy Inc.	352,276	18,748,129
Public Service Enterprise Group Inc.	612,204	19,070,155
SCANA Corp.	139,546	6,435,861

Security	Shares	Value

Southern Co. (The)	1,032,169	$47,417,844
TECO Energy Inc.	243,462	4,387,185
UIL Holdings Corp.	60,683	2,085,675
UniSource Energy Corp.	44,518	1,620,455
Westar Energy Inc.	141,486	4,059,233
Wisconsin Energy Corp.	278,638	10,265,024
Xcel Energy Inc.	583,047	15,777,252

		536,264,542
GAS — 10.65%
AGL Resources Inc.	140,144	5,525,878
Atmos Energy Corp.	108,907	3,548,190
CenterPoint Energy Inc.	475,621	9,612,300
Laclede Group Inc. (The)	25,512	1,004,663
New Jersey Resources Corp.	50,349	2,177,091
NiSource Inc.	338,189	8,336,359
Northwest Natural Gas Co.	32,288	1,475,562
Piedmont Natural Gas Co.	86,774	2,644,871
Questar Corp.	213,892	4,224,367
Sempra Energy	268,760	17,399,522
South Jersey Industries Inc.	35,867	1,766,450
Southwest Gas Corp.	55,491	2,331,732
UGI Corp.	139,418	4,068,217
Vectren Corp.	97,910	2,883,449
WGL Holdings Inc.	62,070	2,489,628

		69,488,279
PIPELINES — 5.20%
ONEOK Inc.	116,541	10,009,707
Spectra Energy Corp.	779,518	23,962,383

		33,972,090
WATER — 1.83%
American Water Works Co. Inc.	210,433	7,205,226
Aqua America Inc.	167,146	3,795,886
California Water Service Group	51,011	923,809

		11,924,921

TOTAL COMMON STOCKS
(Cost: $658,487,156)		651,649,832

SHORT-TERM INVESTMENTS — 0.32%

MONEY MARKET FUNDS — 0.32%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.26%[c,d,e]	1,215,722	1,215,722

54	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. UTILITIES SECTOR INDEX FUND

April 30, 2012

Security	Shares	Value

BlackRock Cash Funds: Prime, SL Agency Shares
0.24%[c,d,e]	88,373	$88,373
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[c,d]	799,783	799,783

		2,103,878

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,103,878)		2,103,878

TOTAL INVESTMENTS IN SECURITIES — 100.18%
(Cost: $660,591,034)		653,753,710
Other Assets, Less Liabilities — (0.18)%		(1,174,731)

NET ASSETS — 100.00%		$652,578,979

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	55

Schedule of Investments

iSHARES® DOW JONES TRANSPORTATION AVERAGE INDEX FUND

April 30, 2012

Security	Shares	Value

COMMON STOCKS — 99.87%

AIRLINES — 11.64%
Alaska Air Group Inc.[a]	717,227	$24,242,273
Delta Air Lines Inc.[a]	754,604	8,270,460
JetBlue Airways Corp.[a],b	763,598	3,627,090
Southwest Airlines Co.	1,013,235	8,389,586
United Continental Holdings Inc.[a,b]	692,018	15,169,034

		59,698,443
TRANSPORTATION — 83.45%
Alexander & Baldwin Inc.	487,020	24,915,943
C.H. Robinson Worldwide Inc.	541,929	32,374,838
Con-way Inc.	666,072	21,647,340
CSX Corp.	979,890	21,861,346
Expeditors International of Washington Inc.	553,807	22,152,280
FedEx Corp.	534,075	47,126,778
J.B. Hunt Transport Services Inc.	456,971	25,284,205
Kansas City Southern Industries Inc.	392,335	30,217,642
Landstar System Inc.	467,535	25,045,850
Norfolk Southern Corp.	543,571	39,642,633
Overseas Shipholding Group Inc.[b]	823,145	9,630,797
Ryder System Inc.	512,537	24,970,803
Union Pacific Corp.	538,590	60,559,060
United Parcel Service Inc. Class B	542,001	42,351,958

		427,781,473
TRUCKING & LEASING — 4.78%
GATX Corp.	571,639	24,506,164

		24,506,164

TOTAL COMMON STOCKS
(Cost: $551,354,822)		511,986,080

SHORT-TERM INVESTMENTS — 4.13%

MONEY MARKET FUNDS — 4.13%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.26%[c,d,e]	19,356,179	19,356,179
BlackRock Cash Funds: Prime, SL Agency Shares
0.24%[c,d,e]	1,407,040	1,407,040

Security	Shares	Value

BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[c,d]	388,271	$388,271

		21,151,490

TOTAL SHORT-TERM INVESTMENTS
(Cost: $21,151,490)		21,151,490

TOTAL INVESTMENTS IN SECURITIES — 104.00%
(Cost: $572,506,312)		533,137,570
Other Assets, Less Liabilities — (4.00)%		(20,502,995)

NET ASSETS — 100.00%		$512,634,575

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

56	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

April 30, 2012

	iShares Dow Jones U.S. Index Fund	iShares Dow Jones U.S. Energy Sector Index Fund	iShares Dow Jones U.S. Healthcare Sector Index Fund

ASSETS
Investments, at cost:
Unaffiliated	$611,099,324	$949,248,296	$668,653,938
Affiliated (Note 2)	19,507,938	29,059,879	29,982,021

Total cost of investments	$630,607,262	$978,308,175	$698,635,959

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$664,660,128	$924,826,646	$616,404,940
Affiliated (Note 2)	19,595,181	29,059,879	29,982,021

Total fair value of investments	684,255,309	953,886,525	646,386,961
Receivables:
Investment securities sold	26,742	24,838,232	—
Dividends and interest	623,011	214,126	593,547

Total Assets	684,905,062	978,938,883	646,980,508

LIABILITIES
Short positions, at value[b]	26,742	—	—
Payables:
Investment securities purchased	50,916	25,004,692	—
Collateral for securities on loan (Note 5)	16,820,054	27,949,918	29,680,646
Investment advisory fees (Note 2)	107,383	350,635	233,485

Total Liabilities	17,005,095	53,305,245	29,914,131

NET ASSETS	$667,899,967	$925,633,638	$617,066,377

Net assets consist of:
Paid-in capital	$682,159,890	$1,047,620,571	$699,632,281
Undistributed net investment income	622,817	—	526,712
Accumulated net realized loss	(68,530,787)	(97,565,283)	(30,843,618)
Net unrealized appreciation (depreciation)	53,648,047	(24,421,650)	(52,248,998)

NET ASSETS	$667,899,967	$925,633,638	$617,066,377

Shares outstanding[c]	9,500,000	22,550,000	7,900,000

Net asset value per share	$70.31	$41.05	$78.11

[a]	Securities on loan with values of $16,276,989, $27,472,377 and $28,933,537, respectively. See Note 5.
[b]	Proceeds: $26,742, $ — and $ —, respectively. See Note 1.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	57

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2012

	iShares Dow Jones U.S. Technology Sector Index Fund	iShares Dow Jones U.S. Telecommunications Sector Index Fund	iShares Dow Jones U.S. Utilities Sector Index Fund

ASSETS
Investments, at cost:
Unaffiliated	$1,502,289,611	$524,999,248	$658,487,156
Affiliated (Note 2)	76,670,775	88,474,947	2,103,878

Total cost of investments	$1,578,960,386	$613,474,195	$660,591,034

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$1,691,972,193	$469,845,209	$651,649,832
Affiliated (Note 2)	76,670,775	88,474,947	2,103,878

Total fair value of investments	1,768,642,968	558,320,156	653,753,710
Receivables:
Investment securities sold	12,489,428	—	—
Dividends and interest	378,113	2,302,321	381,531

Total Assets	1,781,510,509	560,622,477	654,135,241

LIABILITIES
Payables:
Investment securities purchased	12,765,889	2,126,976	—
Collateral for securities on loan (Note 5)	75,126,412	88,272,394	1,304,095
Capital shares redeemed	6,146	—	6,134
Investment advisory fees (Note 2)	660,338	190,715	246,033

Total Liabilities	88,558,785	90,590,085	1,556,262

NET ASSETS	$1,692,951,724	$470,032,392	$652,578,979

Net assets consist of:
Paid-in capital	$1,583,292,357	$731,296,989	$704,449,836
Undistributed net investment income	—	1,201,447	566,076
Accumulated net realized loss	(80,023,215)	(207,312,005)	(45,599,609)
Net unrealized appreciation (depreciation)	189,682,582	(55,154,039)	(6,837,324)

NET ASSETS	$1,692,951,724	$470,032,392	$652,578,979

Shares outstanding[b]	22,350,000	21,450,000	7,450,000

Net asset value per share	$75.75	$21.91	$87.59

[a]	Securities on loan with values of $72,209,443, $84,227,242 and $1,281,297, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

58	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2012

iShares Dow Jones Transportation Average Index Fund

ASSETS
Investments, at cost:
Unaffiliated	$551,354,822
Affiliated (Note 2)	21,151,490

Total cost of investments	$572,506,312

Investments in securities, at fair value (including securities on loana)(Note 1):
Unaffiliated	$511,986,080
Affiliated (Note 2)	21,151,490

Total fair value of investments	533,137,570
Receivables:
Investment securities sold	13,857,403
Dividends and interest	55,329
Capital shares sold	4,601

Total Assets	547,054,903

LIABILITIES
Payables:
Investment securities purchased	13,465,597
Collateral for securities on loan (Note 5)	20,763,219
Investment advisory fees (Note 2)	191,512

Total Liabilities	34,420,328

NET ASSETS	$512,634,575

Net assets consist of:
Paid-in capital	$579,404,556
Accumulated net realized loss	(27,401,239)
Net unrealized depreciation	(39,368,742)

NET ASSETS	$512,634,575

Shares outstanding[b]	5,500,000

Net asset value per share	$93.21

[a]	Securities on loan with a value of $19,890,737. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	59

Statements of Operations

iSHARES® TRUST

Year ended April 30, 2012

	iShares Dow Jones U.S. Index Fund	iShares Dow Jones U.S. Energy Sector Index Fund	iShares Dow Jones U.S. Healthcare Sector Index Fund

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$11,746,972	$17,605,978	$12,894,765
Dividends — affiliated (Note 2)	55,866	—	—
Interest — affiliated (Note 2)	260	407	270
Securities lending income — affiliated (Note 2)	114,122	443,593	59,963

Total investment income	11,917,220	18,049,978	12,954,998

EXPENSES
Investment advisory fees (Note 2)	1,163,297	4,501,171	2,838,484

Total expenses	1,163,297	4,501,171	2,838,484

Net investment income	10,753,923	13,548,807	10,116,514

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(7,314,801)	(12,322,662)	(5,940,146)
Investments — affiliated (Note 2)	(10,035)	—	—
In-kind redemptions — unaffiliated	48,660,935	46,328,457	14,575,510
In-kind redemptions — affiliated (Note 2)	55,210	—	—

Net realized gain	41,391,309	34,005,795	8,635,364

Net change in unrealized appreciation/depreciation	(35,831,986)	(168,580,807)	16,220,731

Net realized and unrealized gain (loss)	5,559,323	(134,575,012)	24,856,095

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$16,313,246	$(121,026,205)	$34,972,609

[a]	Net of foreign withholding tax of $12,301, $4,652 and $ —, respectively.

See notes to financial statements.

60	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2012

	iShares Dow Jones U.S. Technology Sector Index Fund	iShares Dow Jones U.S. Telecommunications Sector Index Fund	iShares Dow Jones U.S. Utilities Sector Index Fund

NET INVESTMENT INCOME
Dividends — unaffiliated	$15,087,756	$19,393,059	$24,571,916
Interest — affiliated (Note 2)	547	170	266
Securities lending income — affiliated (Note 2)	143,404	412,041	6,104

Total investment income	15,231,707	19,805,270	24,578,286

EXPENSES
Investment advisory fees (Note 2)	6,707,476	2,831,274	2,916,691

Total expenses	6,707,476	2,831,274	2,916,691

Net investment income	8,524,231	16,973,996	21,661,595

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(14,131,689)	(17,493,780)	(12,112,304)
In-kind redemptions — unaffiliated	96,652,560	51,011,214	21,456,454

Net realized gain	82,520,871	33,517,434	9,344,150

Net change in unrealized appreciation/depreciation	48,205,769	(119,395,155)	33,353,936

Net realized and unrealized gain (loss)	130,726,640	(85,877,721)	42,698,086

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$139,250,871	$(68,903,725)	$64,359,681

See notes to financial statements.

FINANCIAL STATEMENTS	61

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2012

iShares Dow Jones Transportation Average Index Fund

NET INVESTMENT INCOME
Dividends — unaffiliated	$8,076,476
Interest — affiliated (Note 2)	142
Securities lending income — affiliated (Note 2)	540,562

Total investment income	8,617,180

EXPENSES
Investment advisory fees (Note 2)	2,213,221

Total expenses	2,213,221

Net investment income	6,403,959

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(35,837,681)
In-kind redemptions — unaffiliated	(23,938,191)

Net realized loss	(59,775,872)

Net change in unrealized appreciation/depreciation	(30,042,460)

Net realized and unrealized loss	(89,818,332)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(83,414,373)

See notes to financial statements.

62	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Dow Jones U.S. Index Fund		iShares Dow Jones U.S. Energy Sector Index Fund
	Year ended April 30, 2012	Year ended April 30, 2011	Year ended April 30, 2012	Year ended April 30, 2011

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$10,753,923	$10,270,338	$13,548,807	$10,635,583
Net realized gain (loss)	41,391,309	10,564,750	34,005,795	(5,409,499)
Net change in unrealized appreciation/depreciation	(35,831,986)	79,444,751	(168,580,807)	247,989,583

Net increase (decrease) in net assets resulting from operations	16,313,246	100,279,839	(121,026,205)	253,215,667

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(10,712,585)	(10,290,579)	(13,680,632)	(10,963,369)

Total distributions to shareholders	(10,712,585)	(10,290,579)	(13,680,632)	(10,963,369)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	149,686,659	50,487,934	178,147,801	302,068,052
Cost of shares redeemed	(164,359,589)	(61,435,738)	(295,016,978)	(111,823,490)

Net increase (decrease) in net assets from capital share transactions	(14,672,930)	(10,947,804)	(116,869,177)	190,244,562

INCREASE (DECREASE) IN NET ASSETS	(9,072,269)	79,041,456	(251,576,014)	432,496,860

NET ASSETS
Beginning of year	676,972,236	597,930,780	1,177,209,652	744,712,792

End of year	$667,899,967	$676,972,236	$925,633,638	$1,177,209,652

Undistributed net investment income included in net assets at end of year	$622,817	$581,245	$—	$—

SHARES ISSUED AND REDEEMED
Shares sold	2,250,000	850,000	4,350,000	7,500,000
Shares redeemed	(2,550,000)	(1,100,000)	(7,400,000)	(3,400,000)

Net increase (decrease) in shares outstanding	(300,000)	(250,000)	(3,050,000)	4,100,000

See notes to financial statements.

FINANCIAL STATEMENTS	63

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Dow Jones U.S. Healthcare Sector Index Fund		iShares Dow Jones U.S. Technology Sector Index Fund
	Year ended April 30, 2012	Year ended April 30, 2011	Year ended April 30, 2012	Year ended April 30, 2011

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$10,116,514	$9,513,352	$8,524,231	$5,851,571
Net realized gain (loss)	8,635,364	(14,504,951)	82,520,871	63,405,603
Net change in unrealized appreciation/depreciation	16,220,731	88,571,092	48,205,769	108,078,451

Net increase in net assets resulting from operations	34,972,609	83,579,493	139,250,871	177,335,625

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(10,079,614)	(9,490,835)	(9,079,791)	(6,385,097)

Total distributions to shareholders	(10,079,614)	(9,490,835)	(9,079,791)	(6,385,097)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	186,884,393	92,653,469	402,629,592	401,717,574
Cost of shares redeemed	(239,032,864)	(244,905,186)	(421,659,953)	(411,596,793)

Net decrease in net assets from capital share transactions	(52,148,471)	(152,251,717)	(19,030,361)	(9,879,219)

INCREASE (DECREASE) IN NET ASSETS	(27,255,476)	(78,163,059)	111,140,719	161,071,309

NET ASSETS
Beginning of year	644,321,853	722,484,912	1,581,811,005	1,420,739,696

End of year	$617,066,377	$644,321,853	$1,692,951,724	$1,581,811,005

Undistributed net investment income included in net assets at end of year	$526,712	$489,812	$—	$—

SHARES ISSUED AND REDEEMED
Shares sold	2,600,000	1,450,000	5,700,000	6,350,000
Shares redeemed	(3,450,000)	(3,950,000)	(6,500,000)	(7,050,000)

Net decrease in shares outstanding	(850,000)	(2,500,000)	(800,000)	(700,000)

See notes to financial statements.

64	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Dow Jones U.S. Telecommunications Sector Index Fund		iShares Dow Jones U.S. Utilities Sector Index Fund
	Year ended April 30, 2012	Year ended April 30, 2011	Year ended April 30, 2012	Year ended April 30, 2011

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$16,973,996	$17,832,503	$21,661,595	$18,758,353
Net realized gain (loss)	33,517,434	6,124,631	9,344,150	(6,517,182)
Net change in unrealized appreciation/depreciation	(119,395,155)	125,623,274	33,353,936	57,153,179

Net increase (decrease) in net assets resulting from operations	(68,903,725)	149,580,408	64,359,681	69,394,350

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(15,772,549)	(21,876,646)	(21,695,386)	(19,055,735)

Total distributions to shareholders	(15,772,549)	(21,876,646)	(21,695,386)	(19,055,735)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	384,093,649	559,396,336	256,871,314	131,109,981
Cost of shares redeemed	(516,220,459)	(583,795,959)	(157,934,341)	(139,196,746)

Net increase (decrease) in net assets from capital share transactions	(132,126,810)	(24,399,623)	98,936,973	(8,086,765)

INCREASE (DECREASE) IN NET ASSETS	(216,803,084)	103,304,139	141,601,268	42,251,850

NET ASSETS
Beginning of year	686,835,476	583,531,337	510,977,711	468,725,861

End of year	$470,032,392	$686,835,476	$652,578,979	$510,977,711

Undistributed net investment income included in net assets at end of year	$1,201,447	$—	$566,076	$599,867

SHARES ISSUED AND REDEEMED
Shares sold	16,600,000	27,100,000	3,100,000	1,750,000
Shares redeemed	(23,150,000)	(27,750,000)	(1,850,000)	(1,850,000)

Net increase (decrease) in shares outstanding	(6,550,000)	(650,000)	1,250,000	(100,000)

See notes to financial statements.

FINANCIAL STATEMENTS	65

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Dow Jones Transportation Average Index Fund
	Year ended April 30, 2012	Year ended April 30, 2011

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$6,403,959	$6,762,427
Net realized gain (loss)	(59,775,872)	77,350,996
Net change in unrealized appreciation/depreciation	(30,042,460)	22,610,983

Net increase (decrease) in net assets resulting from operations	(83,414,373)	106,724,406

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(6,403,959)	(7,064,695)
Return of capital	(107,289)	—

Total distributions to shareholders	(6,511,248)	(7,064,695)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,406,724,043	4,122,942,488
Cost of shares redeemed	(2,422,349,354)	(4,151,914,734)

Net decrease in net assets from capital share transactions	(15,625,311)	(28,972,246)

INCREASE (DECREASE) IN NET ASSETS	(105,550,932)	70,687,465

NET ASSETS
Beginning of year	618,185,507	547,498,042

End of year	$512,634,575	$618,185,507

SHARES ISSUED AND REDEEMED
Shares sold	26,050,000	48,850,000
Shares redeemed	(26,750,000)	(49,150,000)

Net decrease in shares outstanding	(700,000)	(300,000)

See notes to financial statements.

66	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Index Fund
	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008
Net asset value, beginning of year	$69.08	$59.50	$43.17	$67.74	$72.25

Income from investment operations:
Net investment income[a]	1.20	1.05	0.94	1.14	1.16
Net realized and unrealized gain (loss)[b]	1.22	9.59	16.34	(24.58)	(4.51)

Total from investment operations	2.42	10.64	17.28	(23.44)	(3.35)

Less distributions from:
Net investment income	(1.19)	(1.06)	(0.95)	(1.13)	(1.16)

Total distributions	(1.19)	(1.06)	(0.95)	(1.13)	(1.16)

Net asset value, end of year	$70.31	$69.08	$59.50	$43.17	$67.74

Total return	3.71%	18.16%	40.33%	(34.80)%	(4.70)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$667,900	$676,972	$597,931	$487,847	$579,188
Ratio of expenses to average net assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of net investment income to average net assets	1.85%	1.75%	1.80%	2.27%	1.64%
Portfolio turnover rate[c]	5%	5%	6%	7%	4%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	67

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Energy Sector Index Fund
	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009[a]	Year ended Apr. 30, 2008[a]
Net asset value, beginning of year	$45.98	$34.64	$27.29	$47.57	$36.79

Income from investment operations:
Net investment income[b]	0.57	0.50	0.47	0.46	0.36
Net realized and unrealized gain (loss)[c]	(4.92)	11.35	7.36	(20.28)	10.79

Total from investment operations	(4.35)	11.85	7.83	(19.82)	11.15

Less distributions from:
Net investment income	(0.58)	(0.51)	(0.48)	(0.46)	(0.37)
Return of capital	—	—	—	—	(0.00)[d]

Total distributions	(0.58)	(0.51)	(0.48)	(0.46)	(0.37)

Net asset value, end of year	$41.05	$45.98	$34.64	$27.29	$47.57

Total return	(9.41)%	34.71%	28.89%	(41.84)%	30.45%

Ratios/Supplemental data:
Net assets, end of year (000s)	$925,634	$1,177,210	$744,713	$597,617	$1,198,857
Ratio of expenses to average net assets	0.47%	0.47%	0.48%	0.47%	0.48%
Ratio of net investment income to average net assets	1.41%	1.36%	1.48%	1.28%	0.84%
Portfolio turnover rate[e]	8%	6%	8%	25%	2%

[a]	Per share amounts were adjusted to reflect a three-for-one stock split effective July 24, 2008.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Rounds to less than $0.01.
[e]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

68	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Healthcare Sector Index Fund
	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008
Net asset value, beginning of year	$73.64	$64.22	$49.35	$63.53	$71.20

Income from investment operations:
Net investment income[a]	1.20	1.04	0.87	0.95	0.76
Net realized and unrealized gain (loss)[b]	4.49	9.44	14.92	(14.20)	(7.55)

Total from investment operations	5.69	10.48	15.79	(13.25)	(6.79)

Less distributions from:
Net investment income	(1.22)	(1.06)	(0.92)	(0.93)	(0.88)

Total distributions	(1.22)	(1.06)	(0.92)	(0.93)	(0.88)

Net asset value, end of year	$78.11	$73.64	$64.22	$49.35	$63.53

Total return	7.90%	16.59%	32.12%	(21.00)%	(9.63)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$617,066	$644,322	$722,485	$658,785	$857,697
Ratio of expenses to average net assets	0.47%	0.47%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets	1.67%	1.63%	1.46%	1.68%	1.10%
Portfolio turnover rate[c]	7%	8%	4%	7%	5%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	69

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Technology Sector Index Fund
	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008
Net asset value, beginning of year	$68.33	$59.57	$41.61	$56.38	$56.66

Income from investment operations:
Net investment income[a]	0.40	0.26	0.23	0.23	0.13
Net realized and unrealized gain (loss)[b]	7.44	8.78	17.98	(14.76)	(0.25)

Total from investment operations	7.84	9.04	18.21	(14.53)	(0.12)

Less distributions from:
Net investment income	(0.42)	(0.28)	(0.25)	(0.24)	(0.13)
Return of capital	—	—	—	—	(0.03)

Total distributions	(0.42)	(0.28)	(0.25)	(0.24)	(0.16)

Net asset value, end of year	$75.75	$68.33	$59.57	$41.61	$56.38

Total return	11.58%	15.24%	43.88%	(25.76)%	(0.23)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,692,952	$1,581,811	$1,420,740	$826,010	$1,088,048
Ratio of expenses to average net assets	0.47%	0.47%	0.47%	0.48%	0.48%
Ratio of net investment income to average net assets	0.60%	0.42%	0.44%	0.52%	0.21%
Portfolio turnover rate[c]	6%	8%	4%	5%	5%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

70	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Telecommunications Sector Index Fund
	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008
Net asset value, beginning of year	$24.53	$20.37	$17.20	$25.27	$31.70

Income from investment operations:
Net investment income[a]	0.63	0.58	0.73	0.74	0.58
Net realized and unrealized gain (loss)[b]	(2.66)	4.30	3.17	(8.10)	(6.38)

Total from investment operations	(2.03)	4.88	3.90	(7.36)	(5.80)

Less distributions from:
Net investment income	(0.59)	(0.72)	(0.73)	(0.71)	(0.63)

Total distributions	(0.59)	(0.72)	(0.73)	(0.71)	(0.63)

Net asset value, end of year	$21.91	$24.53	$20.37	$17.20	$25.27

Total return	(8.20)%	24.48%	23.04%	(29.28)%	(18.57)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$470,032	$686,835	$583,531	$531,481	$596,315
Ratio of expenses to average net assets	0.47%	0.47%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets	2.81%	2.65%	3.90%	3.86%	1.92%
Portfolio turnover rate[c]	25%	29%	28%	26%	35%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	71

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Utilities Sector Index Fund
	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008
Net asset value, beginning of year	$82.42	$74.40	$61.49	$97.45	$101.03

Income from investment operations:
Net investment income[a]	2.93	2.89	2.72	2.70	2.41
Net realized and unrealized gain (loss)[b]	5.19	8.08	12.98	(36.08)	(3.56)

Total from investment operations	8.12	10.97	15.70	(33.38)	(1.15)

Less distributions from:
Net investment income	(2.95)	(2.95)	(2.79)	(2.58)	(2.43)

Total distributions	(2.95)	(2.95)	(2.79)	(2.58)	(2.43)

Net asset value, end of year	$87.59	$82.42	$74.40	$61.49	$97.45

Total return	10.07%	15.18%	25.85%	(34.67)%	(1.09)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$652,579	$510,978	$468,726	$405,856	$803,978
Ratio of expenses to average net assets	0.47%	0.47%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets	3.48%	3.79%	3.87%	3.45%	2.46%
Portfolio turnover rate[c]	6%	8%	6%	9%	7%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

72	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones Transportation Average Index Fund
	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008
Net asset value, beginning of year	$99.71	$84.23	$56.23	$92.45	$90.20

Income from investment operations:
Net investment income[a]	1.23	0.99	0.93	0.95	0.76
Net realized and unrealized gain (loss)[b]	(6.45)	15.55	28.02	(36.08)	2.35

Total from investment operations	(5.22)	16.54	28.95	(35.13)	3.11

Less distributions from:
Net investment income	(1.26)	(1.06)	(0.95)	(1.09)	(0.86)
Return of capital	(0.02)	—	—	—	—

Total distributions	(1.28)	(1.06)	(0.95)	(1.09)	(0.86)

Net asset value, end of year	$93.21	$99.71	$84.23	$56.23	$92.45

Total return	(5.13)%	19.89%	51.90%	(38.06)%	3.49%

Ratios/Supplemental data:
Net assets, end of year (000s)	$512,635	$618,186	$547,498	$261,450	$771,973
Ratio of expenses to average net assets	0.47%	0.47%	0.47%	0.47%	0.48%
Ratio of net investment income to average net assets	1.35%	1.16%	1.33%	1.29%	0.86%
Portfolio turnover rate[c]	25%	8%	12%	15%	9%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	73

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares Index Fund	Diversification Classification
Dow Jones U.S.	Diversified
Dow Jones U.S. Energy Sector	Non-diversified
Dow Jones U.S. Healthcare Sector	Non-diversified
Dow Jones U.S. Technology Sector	Non-diversified
Dow Jones U.S. Telecommunications Sector	Non-diversified
Dow Jones U.S. Utilities Sector	Non-diversified
Dow Jones Transportation Average	Non-diversified

Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Each Fund may invest in securities of non-U.S. issuers that may trade in non-U.S. markets. This may involve certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Funds; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets and the risk of war.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

74	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

SECURITY VALUATION

U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The securities and other assets of each Fund are valued at fair value pursuant to the policies and procedures approved by the Board of Trustees of the Trust (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (NAV).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors in accordance with policies approved by the Board. Such valuations are reported to the Board.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability, and inputs that are derived principally from or corroborated by observable market data by correlation or other means; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Funds’ assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Funds’ perceived risk of that instrument.

As of April 30, 2012, the value of each of the Funds’ investments was classified as Level 1. The breakdown of each Fund’s investments into major categories is disclosed in its respective Schedule of Investments.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of April 30, 2012 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the

NOTES TO FINANCIAL STATEMENTS	75

Notes to Financial Statements (Continued)

iSHARES® TRUST

Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

SHORT POSITIONS

From time to time, in order to track the performance of their respective benchmark index, the Funds may sell non-index securities that will be received through corporate actions occurring on the opening of market trading on the following business day. Such short positions are valued consistent with how securities are valued as described under “Security Valuation.” The obligation to deliver the securities is recorded as a liability in the Funds’ Statements of Assets and Liabilities and is equal to the current fair value of the securities to be delivered. Any market fluctuations between the value of the obligation to sell these securities and the current fair value are reflected as unrealized appreciation (depreciation) in the Funds’ Statements of Operations. Upon receipt of the securities related to the corporate actions, the Funds record a realized gain (loss). Dividends on securities sold short, if any, are reflected as an expense in the Statement of Operations. Details of the short position resulting from the non-index securities sold by the Funds, if any, are included in their respective Schedule of Investments.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

FEDERAL INCOME TAXES

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

RECENT ACCOUNTING STANDARD

In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statements and disclosures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

76	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

For its investment advisory services to each of the iShares Dow Jones U.S. Energy Sector, iShares Dow Jones U.S. Healthcare Sector, iShares Dow Jones U.S. Technology Sector, iShares Dow Jones U.S. Telecommunications Sector, iShares Dow Jones U.S. Utilities Sector and iShares Dow Jones Transportation Average Index Funds, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.48%	First $10 billion
0.43	Over $10 billion, up to and including $20 billion
0.38	Over $20 billion

For its investment advisory services to the iShares Dow Jones U.S. Index Fund, BFA is entitled to an annual investment advisory fee of 0.20% based on the average daily net assets of the Fund.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”) to serve as securities lending agent for the Funds, subject to applicable conditions. BTC is an affiliate of BFA. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, and any fees or other payments to and from borrowers of securities. Each Fund retains 65% of securities lending income and pays a fee to BTC equal to 35% of such income. As securities lending agent, BTC is responsible for all transaction fees and all other operational costs relating to securities lending activities, other than extraordinary expenses. BTC is also responsible for fees and expenses incurred by each Fund as a result of the investment of cash collateral received for securities on loan in a money market fund managed by BFA or an affiliate.

For the year ended April 30, 2012, BTC earned securities lending agent fees from the Funds as follows:

iShares Index Fund	Securities Lending Agent Fees
Dow Jones U.S.	$61,450
Dow Jones U.S. Energy Sector	238,858
Dow Jones U.S. Healthcare Sector	32,287
Dow Jones U.S. Technology Sector	77,218
Dow Jones U.S. Telecommunications Sector	221,868
Dow Jones U.S. Utilities Sector	3,287
Dow Jones Transportation Average	291,072

At the Special Meeting of the Board of Trustees held on January 5, 2012, the Board approved a new distribution agreement with BlackRock Investments, LLC (“BRIL”). BRIL is an affiliate of BFA. Effective April 1, 2012, BRIL replaced SEI Investments Distribution Co. as the distributor for each Fund. Pursuant to the new distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trades for the year ended April 30, 2012, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest — affiliated” in the Statements of Operations.

NOTES TO FINANCIAL STATEMENTS	77

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of April 30, 2012, The PNC Financial Services Group, Inc. (“PNC”) and Barclays PLC (“Barclays”) are the largest stockholders of BlackRock. Due to the ownership structure, PNC is an affiliate of the Funds for 1940 Act purposes, but Barclays is not.

Investments in issuers considered to be affiliates of the Funds (excluding short-term investments) during the year ended April 30, 2012, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

iShares Index Fund and Name of Affiliated Issuer	Shares Held at Beginning of Year	Shares Purchased	Shares Sold	Shares Held at End of Year	Value at End of Year	Dividend Income	Net Realized Gain (Loss)
Dow Jones U.S.
BlackRock Inc.	4,422	1,442	(1,254)	4,610	$ 883,184	$ 23,045	$ 13,647
PNC Financial Services Group Inc. (The)	24,305	6,284	(6,713)	23,876	1,583,456	32,821	31,528

					$2,466,640	$ 55,866	$ 45,175

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended April 30, 2012 were as follows:

iShares Index Fund	Purchases	Sales
Dow Jones U.S.	$31,630,986	$30,964,966
Dow Jones U.S. Energy Sector	74,303,805	74,118,470
Dow Jones U.S. Healthcare Sector	41,488,944	41,284,167
Dow Jones U.S. Technology Sector	86,793,143	87,108,226
Dow Jones U.S. Telecommunications Sector	155,282,243	153,443,275
Dow Jones U.S. Utilities Sector	39,251,307	38,223,886
Dow Jones Transportation Average	119,550,912	121,202,030

In-kind transactions (see Note 4) for the year ended April 30, 2012 were as follows:

iShares Index Fund	In-kind Purchases	In-kind Sales
Dow Jones U.S.	$149,233,421	$163,863,754
Dow Jones U.S. Energy Sector	177,545,390	294,631,078
Dow Jones U.S. Healthcare Sector	186,337,185	238,438,999
Dow Jones U.S. Technology Sector	401,974,381	420,991,195
Dow Jones U.S. Telecommunications Sector	381,039,376	512,020,963
Dow Jones U.S. Utilities Sector	255,310,496	157,139,617
Dow Jones Transportation Average	2,401,379,199	2,416,038,207

78	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities, which constitutes an optimized representation of the securities of that fund’s underlying index, and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities.

5.	LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BFA or its affiliates. Each Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the value of the cash collateral received.

As of April 30, 2012, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA. The value of the securities on loan as of April 30, 2012 and the value of the related collateral are disclosed in the Statements of Assets and Liabilities. Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral, net of fees and other payments to and from borrowers, and less the fees paid to BTC as securities lending agent.

6.	INCOME TAX INFORMATION

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of April 30, 2012,

NOTES TO FINANCIAL STATEMENTS	79

Notes to Financial Statements (Continued)

iSHARES® TRUST

attributable to the expiration of capital loss carryforwards, distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares Index Fund	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Dow Jones U.S.	$41,313,891	$234	$(41,314,125)
Dow Jones U.S. Energy Sector	41,327,758	131,825	(41,459,583)
Dow Jones U.S. Healthcare Sector	8,625,483	—	(8,625,483)
Dow Jones U.S. Technology Sector	78,862,587	555,560	(79,418,147)
Dow Jones U.S. Telecommunications Sector	19,386,951	—	(19,386,951)
Dow Jones U.S. Utilities Sector	7,819,362	—	(7,819,362)
Dow Jones Transportation Average	(55,936,061)	—	55,936,061

The tax character of distributions paid during the years ended April 30, 2012 and April 30, 2011 was as follows:

iShares Index Fund	2012	2011
Dow Jones U.S.
Ordinary income	$10,712,585	$10,290,579

Dow Jones U.S. Energy Sector
Ordinary income	$13,680,632	$10,963,369

Dow Jones U.S. Healthcare Sector
Ordinary income	$10,079,614	$9,490,835

Dow Jones U.S. Technology Sector
Ordinary income	$9,079,791	$6,385,097

Dow Jones U.S. Telecommunications Sector
Ordinary income	$15,772,549	$21,876,646

Dow Jones U.S. Utilities Sector
Ordinary income	$21,695,386	$19,055,735

Dow Jones U.S. Transportation Average
Ordinary income	$6,403,959	$7,064,695
Return of capital	107,289	—

	$6,511,248	$7,064,695

80	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of April 30, 2012, the tax components of accumulated net earnings (losses) were as follows:

iShares Index Fund	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
Dow Jones U.S.	$622,817	$(49,926,991)	$35,297,458	$(253,207)	$(14,259,923)
Dow Jones U.S. Energy Sector	—	(80,247,240)	(40,486,384)	(1,253,309)	(121,986,933)
Dow Jones U.S. Healthcare Sector	526,712	(19,869,887)	(63,222,729)	—	(82,565,904)
Dow Jones U.S. Technology Sector	—	(57,046,550)	168,512,800	(1,806,883)	109,659,367
Dow Jones U.S. Telecommunications Sector	1,201,447	(185,678,720)	(76,039,617)	(747,707)	(261,264,597)
Dow Jones U.S. Utilities Sector	566,076	(30,669,276)	(16,938,383)	(4,829,274)	(51,870,857)
Dow Jones Transportation Average	—	(22,080,443)	(41,336,091)	(3,353,447)	(66,769,981)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the year ending April 30, 2013.

As of April 30, 2012, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares Index Fund	Non- Expiring [a]	Expiring 2013	Expiring 2014	Expiring 2015	Expiring 2016	Expiring 2017	Expiring 2018	Expiring 2019	Total
Dow Jones U.S.	$4,196,507	$773,777	$—	$—	$—	$12,857,723	$29,445,888	$2,653,096	$49,926,991
Dow Jones U.S. Energy Sector	4,576,708	—	—	712,195	—	17,026,947	47,146,200	10,785,190	80,247,240
Dow Jones U.S. Healthcare Sector	2,234,228	—	519,297	3,188,912	2,321,632	1,325,798	8,036,854	2,243,166	19,869,887
Dow Jones U.S. Technology Sector	4,944,855	2,052,426	3,556,590	5,706,797	4,320,339	10,350,313	19,733,772	6,381,458	57,046,550
Dow Jones U.S. Telecommunications Sector	3,318,123	376,854	—	3,799,540	—	37,556,483	109,926,562	30,701,158	185,678,720
Dow Jones U.S. Utilities Sector	423,166	1,702,578	—	4,406,966	—	345,393	18,294,046	5,497,127	30,669,276
Dow Jones Transportation Average	630,808	2,986	1,535,209	781,024	—	10,444,516	3,834,866	4,851,034	22,080,443

[a]	Must be utilized prior to losses subject to expiration.

NOTES TO FINANCIAL STATEMENTS	81

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of April 30, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares Index Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Dow Jones U.S.	$648,957,851	$116,324,376	$(81,026,918)	$35,297,458
Dow Jones U.S. Energy Sector	994,372,909	70,391,452	(110,877,836)	(40,486,384)
Dow Jones U.S. Healthcare Sector	709,609,690	42,147,305	(105,370,034)	(63,222,729)
Dow Jones U.S. Technology Sector	1,600,130,168	332,478,374	(163,965,574)	168,512,800
Dow Jones U.S. Telecommunications Sector	634,359,773	32,539,049	(108,578,666)	(76,039,617)
Dow Jones U.S. Utilities Sector	670,692,093	53,505,951	(70,444,334)	(16,938,383)
Dow Jones Transportation Average	574,473,661	2,737,773	(44,073,864)	(41,336,091)

Management has reviewed the tax positions as of April 30, 2012, inclusive of the open tax return years, and has determined that no provision for income tax is required in the Funds’ financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

82	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares Dow Jones U.S. Index Fund, iShares Dow Jones U.S. Energy Sector Index Fund, iShares Dow Jones U.S. Healthcare Sector Index Fund, iShares Dow Jones U.S. Technology Sector Index Fund, iShares Dow Jones U.S. Telecommunications Sector Index Fund, iShares Dow Jones U.S. Utilities Sector Index Fund and iShares Dow Jones Transportation Average Index Fund (the “Funds”), at April 30, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2012 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

June 21, 2012

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	83

Tax Information (Unaudited)

iSHARES® TRUST

For corporate shareholders, the following percentages of the income dividends paid by the Funds during the fiscal year ended April 30, 2012 qualified for the dividends-received deduction:

iShares Index Fund	Dividends- Received Deduction
Dow Jones U.S.	100.00%
Dow Jones U.S. Energy Sector	100.00
Dow Jones U.S. Healthcare Sector	100.00
Dow Jones U.S. Technology Sector	100.00

iShares Index Fund	Dividends- Received Deduction
Dow Jones U.S. Telecommunications Sector	100.00%
Dow Jones U.S. Utilities Sector	100.00
Dow Jones Transportation Average	100.00

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended April 30, 2012:

iShares Index Fund	Qualified Dividend Income
Dow Jones U.S.	$10,712,585
Dow Jones U.S. Energy Sector	13,680,632
Dow Jones U.S. Healthcare Sector	10,079,614
Dow Jones U.S. Technology Sector	9,079,791

iShares Index Fund	Qualified Dividend Income
Dow Jones U.S. Telecommunications Sector	$15,772,549
Dow Jones U.S. Utilities Sector	21,695,386
Dow Jones Transportation Average	6,403,959

In February 2013, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2012. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

84	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares Index Fund	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Dow Jones U.S.	$1.17336	$—	$0.01595	$1.18931	99%	—%	1%	100%
Dow Jones U.S. Utilities Sector	2.94723	—	—	2.94723	100	—	—	100

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

SUPPLEMENTAL INFORMATION	85

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Dow Jones U.S. Index Fund

Period Covered: January 1, 2007 through March 31, 2012

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	1	0.08%
Greater than 1.0% and Less than 1.5%	3	0.23
Greater than 0.5% and Less than 1.0%	8	0.60
Between 0.5% and –0.5%	1,297	98.19
Less than –0.5% and Greater than –1.0%	7	0.52
Less than –1.0% and Greater than –1.5%	3	0.23
Less than –1.5%	2	0.15

	1,321	100.00%

iShares Dow Jones U.S. Energy Sector Index Fund

Period Covered: January 1, 2007 through March 31, 2012

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5%	1	0.08%
Greater than 1.0% and Less than 1.5%	1	0.08
Greater than 0.5% and Less than 1.0%	11	0.82
Between 0.5% and –0.5%	1,297	98.19
Less than –0.5% and Greater than –1.0%	8	0.60
Less than –1.0% and Greater than –1.5%	2	0.15
Less than –1.5%	1	0.08

	1,321	100.00%

86	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (Unaudited) (Continued)

iSHARES® TRUST

iShares Dow Jones U.S. Healthcare Sector Index Fund

Period Covered: January 1, 2007 through March 31, 2012

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	1	0.08%
Greater than 1.5% and Less than 2.0%	1	0.08
Greater than 1.0% and Less than 1.5%	3	0.23
Greater than 0.5% and Less than 1.0%	5	0.38
Between 0.5% and –0.5%	1,300	98.39
Less than –0.5% and Greater than –1.0%	9	0.68
Less than –1.0% and Greater than –1.5%	1	0.08
Less than –1.5% and Greater than –2.0%	1	0.08

	1,321	100.00%

iShares Dow Jones U.S. Technology Sector Index Fund

Period Covered: January 1, 2007 through March 31, 2012

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	1	0.08%
Greater than 1.5% and Less than 2.0%	1	0.08
Greater than 1.0% and Less than 1.5%	3	0.23
Greater than 0.5% and Less than 1.0%	6	0.45
Between 0.5% and –0.5%	1,300	98.39
Less than –0.5% and Greater than –1.0%	6	0.45
Less than –1.0% and Greater than –1.5%	1	0.08
Less than –1.5% and Greater than –2.0%	1	0.08
Less than –2.0% and Greater than –2.5%	1	0.08
Less than –2.5%	1	0.08

	1,321	100.00%

SUPPLEMENTAL INFORMATION	87

Supplemental Information  (Unaudited) (Continued)

iSHARES® TRUST

iShares Dow Jones U.S. Telecommunications Sector Index Fund

Period Covered: January 1, 2007 through March 31, 2012

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	1	0.08%
Greater than 2.0% and Less than 2.5%	2	0.15
Greater than 1.5% and Less than 2.0%	2	0.15
Greater than 1.0% and Less than 1.5%	3	0.23
Greater than 0.5% and Less than 1.0%	13	0.98
Between 0.5% and –0.5%	1,282	97.03
Less than –0.5% and Greater than –1.0%	12	0.91
Less than –1.0% and Greater than –1.5%	3	0.23
Less than –1.5% and Greater than –2.0%	1	0.08
Less than –2.0% and Greater than –2.5%	1	0.08
Less than –2.5% and Greater than –3.0%	1	0.08

	1,321	100.00%

iShares Dow Jones U.S. Utilities Sector Index Fund

Period Covered: January 1, 2007 through March 31, 2012

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	1	0.08%
Greater than 1.5% and Less than 2.0%	2	0.15
Greater than 1.0% and Less than 1.5%	2	0.15
Greater than 0.5% and Less than 1.0%	7	0.52
Between 0.5% and –0.5%	1,303	98.65
Less than –0.5% and Greater than –1.0%	4	0.30
Less than –1.0% and Greater than –1.5%	2	0.15

	1,321	100.00%

88	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (Unaudited) (Continued)

iSHARES® TRUST

iShares Dow Jones Transportation Average Index Fund

Period Covered: January 1, 2007 through March 31, 2012

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	1	0.08%
Greater than 2.0% and Less than 2.5%	1	0.08
Greater than 1.5% and Less than 2.0%	1	0.08
Greater than 1.0% and Less than 1.5%	9	0.68
Greater than 0.5% and Less than 1.0%	6	0.45
Between 0.5% and –0.5%	1,295	98.02
Less than –0.5% and Greater than –1.0%	4	0.30
Less than –1.0% and Greater than –1.5%	2	0.15
Less than –1.5% and Greater than –2.0%	1	0.08
Less than –2.0%	1	0.08

	1,321	100.00%

SUPPLEMENTAL INFORMATION	89

Trustee and Officer Information (Unaudited)

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Treasurer and Secretary shall each hold office until their successors are chosen and qualified, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not interested persons (as defined in the 1940 Act) are referred to as Independent Trustees.

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee of iShares Trust also serves as a Director of iShares, Inc. and a Director of iShares MSCI Russia Capped Index Fund, Inc. and, as a result, oversees a total of 272 funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Trustee and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees and Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert S. Kapito[a] (55)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006 and 2007, respectively); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of BlackRock, Inc. (since 2007).

Michael Latham[b] (46)	Trustee (since 2010); President (since 2007).	Chairman of iShares, BlackRock, Inc. (since 2011); Global Chief Executive Officer of iShares, BTC (2010-2011); Managing Director, BTC (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007-2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange-Traded Products Business of BGI (2003-2007).	Director of iShares, Inc. (since 2010); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

90	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert H. Silver (57)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Member, Non-Investor Advisory Board of Russia Partners II, LP (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Independent Chairman of iShares, Inc. and iShares MSCI Russia Capped Index Fund, Inc. (since 2012).
Cecilia H. Herbert (63)	Trustee (since 2005).

Director (since 1998) and President

(2007-2010) of the Board of

Directors, Catholic Charities CYO;

Trustee of Pacific Select Funds

(2004-2005); Trustee (2002-2011) and Chair of the Finance Committee (2006-2009) and Investment Committee (2006-2011) of the Thacher School; Member (since 1994) and Chair (1994-2005) of

Investment Committee, Archdiocese

of San Francisco; Trustee and member (since 2011) of the Investment Committee, WNET, a New York public broadcasting company.

Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director, Forward Funds (34 portfolios) (since 2009).
Charles A. Hurty (68)	Trustee (since 2005).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of Skybridge Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).
John E. Kerrigan (56)	Trustee (since 2005).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

John E. Martinez (51)	Trustee (since 2003).	Director of EquityRock, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

TRUSTEE AND OFFICER INFORMATION	91

Trustee and Officer Information  (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
George G.C. Parker (73)	Trustee (since 2000).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University: Graduate School of Business (Professor since 1973; Emeritus since 2006).

Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First

Republic Bank (since 2010).

Madhav V. Rajan (47)	Trustee (since 2011).

Gregor G. Peterson Professor of

Accounting and Senior Associate

Dean for Academic Affairs, Stanford

University: Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(Winter 2007-2008).

Director of iShares, Inc. (since 2011); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2011).

92	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (Unaudited) (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years
Edward B. Baer (43)	Vice President and Chief Legal Officer (since 2012).	Managing Director, BlackRock (since 2006).

Eilleen M. Clavere (60)	Secretary (since 2007).	Director, BlackRock (since 2009); Director of Legal Administration of Intermediary Investor Business of BGI (2006-2009).

Jack Gee (52)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock (since 2009); Senior Director of Fund Administration of Intermediary Investor Business of BGI (2009); Director of Fund Administration of Intermediary Investor Business of BGI (2004-2009).

Amy Schioldager (49)	Executive Vice President (since 2007).	Managing Director, BlackRock (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008).

Ira P. Shapiro (49)	Vice President (since 2007).	Managing Director, BlackRock (since 2009); Chief Legal Officer, Exchange- Traded Funds Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

Matt Tucker (39)	Vice President (since 2007).	Managing Director, BlackRock (since 2009); Director of Fixed Income Investment Strategy, BGI (2009); Head of U.S. Fixed Income Investment Solutions, BGI (2005-2008).

TRUSTEE AND OFFICER INFORMATION	93

Notes:

94	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com

or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Dow Jones Trademark Holdings, LLC, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2012 BlackRock. All rights reserved. iShares® and BlackRock® are registered trademarks of BlackRock. All other trademarks, servicemarks or registered trademarks are the property of their respective owners.

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iS-AR-41-0412

April 30, 2012

2012 Annual Report

iShares Trust

iShares Dow Jones U.S. Aerospace & Defense Index Fund  |  ITA  |  NYSE Arca

iShares Dow Jones U.S. Broker-Dealers Index Fund  |  IAI  |  NYSE Arca

iShares Dow Jones U.S. Healthcare Providers Index Fund  |  IHF  |  NYSE Arca

iShares Dow Jones U.S. Home Construction Index Fund  |  ITB  |  NYSE Arca

iShares Dow Jones U.S. Insurance Index Fund  |  IAK  |  NYSE Arca

iShares Dow Jones U.S. Medical Devices Index Fund  |  IHI  |  NYSE Arca

iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund  |  IEO  |  NYSE Arca

iShares Dow Jones U.S. Oil Equipment & Services Index Fund  |  IEZ  |  NYSE Arca

iShares Dow Jones U.S. Pharmaceuticals Index Fund  |  IHE  |  NYSE Arca

iShares Dow Jones U.S. Regional Banks Index Fund  |  IAT  |  NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. AEROSPACE & DEFENSE INDEX FUND

Performance as of April 30, 2012

Average Annual Total Returns
Year Ended 4/30/12			Five Years Ended 4/30/12			Inception to 4/30/12
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
4.45%	4.41%	4.78%	3.75%	3.73%	4.19%	5.75%	5.74%	6.23%

Cumulative Total Returns
Year Ended 4/30/12			Five Years Ended 4/30/12			Inception to 4/30/12
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
4.45%	4.41%	4.78%	20.21%	20.11%	22.81%	39.83%	39.76%	43.66%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

Total returns for the period since inception are calculated from the inception date of the Fund (5/1/06). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/5/06), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. AEROSPACE & DEFENSE INDEX FUND

PORTFOLIO ALLOCATION

As of 4/30/12

Sector	Percentage of Net Assets

Aerospace/Defense	45.73%
Aerospace/Defense — Equipment	29.49
Metal Processors & Fabricators	7.74
Electronics — Military	3.61
Diversified Manufacturing Operations	3.48
Advanced Materials/Products	3.19
Electronic Measuring Instruments	2.23
Shipbuilding	1.81
Firearms & Ammunition	1.56
Enterprise Software/Services	1.04
Short-Term and Other Net Assets	0.12

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/12

Security	Percentage of Net Assets

United Technologies Corp.	9.43%
Boeing Co. (The)	8.66
Precision Castparts Corp.	6.39
Lockheed Martin Corp.	6.11
Raytheon Co.	5.53
General Dynamics Corp.	5.42
Northrop Grumman Corp.	5.02
Goodrich Corp.	4.93
L-3 Communications Holdings Inc.	3.61
Rockwell Collins Inc.	3.58

TOTAL	58.68%

The iShares Dow Jones U.S. Aerospace & Defense Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Select Aerospace & Defense IndexSM (the “Index”). The Index measures the performance of the aerospace and defense sector of the U.S. equity market. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2012 (the “reporting period”), the total return for the Fund was 4.45%, net of fees, while the total return for the Index was 4.78%.

U.S. equity markets generally gained during the reporting period, although they endured volatility along the way. Stocks began the reporting period on a positive note, as improving economic data and better-than-expected corporate profits apparently outweighed concerns about turmoil in the Middle East and the aftermath of a devastating earthquake and tsunami that struck Japan in March 2011. As the reporting period progressed, though, sovereign debt concerns in Europe heightened as a potential restructuring of debt for Greece and a bailout package for Portugal sparked concerns about the overall impact to the European banking system and, in turn, global economic recovery. A slowdown in U.S. economic activity also weighed on investor confidence, creating market volatility and sharp share price declines. The federal debt ceiling debate, followed by an unprecedented credit rating downgrade of U.S. Treasury debt from AAA to AA+, caused further investor concern.

Stocks reversed course again in the second half of the reporting period as improving economic data calmed fears of recession in the U.S. Economic activity expanded moderately, as measured by an annual GDP growth rate of 2.1% in the first quarter of 2012. Persistently high unemployment rates eased somewhat, declining to 8.1% in April 2012, down from a peak of 10.1% in late 2009. The Conference Board’s Consumer Confidence Index, which had dropped to 39.8% in October 2011, climbed above 70% for the first time in a year in February 2012, before pulling back slightly in March and April to stand at 69.2%. Events in Europe continued to sway investor sentiment regarding U.S. markets: long-term refinancing operations by the European Central Bank, which provided $1.2 trillion in loans to European banks, eased investor concerns about the debt crisis in Europe and its effect on global economic health. A vote in favor of Greece’s debt restructuring, the largest sovereign debt restructuring in history, also buoyed investor sentiment.

6	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. AEROSPACE & DEFENSE INDEX FUND

By the final months of the reporting period, though, concerns about Europe resurfaced as Spain slipped into recession, causing investor sentiment to turn more cautious. Torn between strong earnings and mixed economic data, markets declined modestly amid renewed volatility.

Aerospace and defense stocks delivered positive returns during the reporting period, which were slightly higher than the performance of the broad U.S. equity indexes. Defense contractors generally experienced sluggish results as they dealt with uncertainty about budget cuts by the U.S. Department of Defense. For commercial aerospace companies, conditions were more positive. Record production levels for new jets and solid sales orders helped drive performance for these companies, as demand for airline travel increased in Asia, and rising oil prices led aircraft operators to retire older airplanes in favor of more fuel-efficient aircraft.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. BROKER-DEALERS INDEX FUND

Performance as of April 30, 2012

Average Annual Total Returns
Year Ended 4/30/12			Five Years Ended 4/30/12			Inception to 4/30/12
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(20.14)%	(20.17)%	(19.79)%	(14.47)%	(14.47)%	(14.26)%	(10.33)%	(10.34)%	(10.09)%

Cumulative Total Returns
Year Ended 4/30/12			Five Years Ended 4/30/12			Inception to 4/30/12
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(20.14)%	(20.17)%	(19.79)%	(54.24)%	(54.24)%	(53.66)%	(48.02)%	(48.04)%	(47.17)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

Total returns for the period since inception are calculated from the inception date of the Fund (5/1/06). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/5/06), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

8	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. BROKER-DEALERS INDEX FUND

PORTFOLIO ALLOCATION

As of 4/30/12

Sector	Percentage of Net Assets

Finance — Investment Banker/Broker	48.51%
Finance — Other Services	29.87
Diversified Banking Institutions	15.52
Investment Management/Advisory Services	5.95
Short-Term and Other Net Assets	0.15

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/12

Security	Percentage of Net Assets

Goldman Sachs Group Inc. (The)	8.55%
Morgan Stanley	6.97
Charles Schwab Corp. (The)	6.49
CME Group Inc.	6.46
Ameriprise Financial Inc.	5.94
IntercontinentalExchange Inc.	5.44
NYSE Euronext Inc.	4.67
Raymond James Financial Inc.	4.62
TD Ameritrade Holding Corp.	4.52
E*TRADE Financial Corp.	4.30

TOTAL	57.96%

The iShares Dow Jones U.S. Broker-Dealers Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Select Investment Services IndexSM (the “Index”). The Index measures the performance of the investment services sector of the U.S. equity market. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2012 (the “reporting period”), the total return for the Fund was (20.14)%, net of fees, while the total return for the Index was (19.79)%.

U.S. equity markets generally gained during the reporting period, although they endured volatility along the way. Stocks began the reporting period on a positive note, as improving economic data and better-than-expected corporate profits apparently outweighed concerns about turmoil in the Middle East and the aftermath of a devastating earthquake and tsunami that struck Japan in March 2011. As the reporting period progressed, though, sovereign debt concerns in Europe heightened as a potential restructuring of debt for Greece and a bailout package for Portugal sparked concerns about the overall impact to the European banking system and, in turn, global economic recovery. A slowdown in U.S. economic activity also weighed on investor confidence, creating market volatility and sharp share price declines. The federal debt ceiling debate, followed by an unprecedented credit rating downgrade of U.S. Treasury debt from AAA to AA+, caused further investor concern.

Stocks reversed course again in the second half of the reporting period as improving economic data calmed fears of recession in the U.S. Economic activity expanded moderately, as measured by an annual GDP growth rate of 2.1% in the first quarter of 2012. Persistently high unemployment rates eased somewhat, declining to 8.1% in April 2012, down from a peak of 10.1% in late 2009. The Conference Board’s Consumer Confidence Index, which had dropped to 39.8% in October 2011, climbed above 70% for the first time in a year in February 2012, before pulling back slightly in March and April to stand at 69.2%. Events in Europe continued to sway investor sentiment regarding U.S. markets: long-term refinancing operations by the European Central Bank, which provided $1.2 trillion in loans to European banks, eased investor concerns about the debt crisis in Europe and its effect on global economic health. A vote in favor of Greece’s debt restructuring, the largest sovereign debt restructuring in history, also buoyed investor sentiment.

By the final months of the reporting period, though, concerns about Europe resurfaced as Spain slipped into recession, causing investor sentiment to turn more cautious. Torn between strong earnings and mixed economic data, markets declined modestly amid renewed volatility.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. BROKER-DEALERS INDEX FUND

Broker-dealer stocks, as represented by the Index, declined during the reporting period and lagged the broad U.S. stock indexes. Asset manager stocks generally declined as some experienced an outflow of assets. Brokerage firms and investment banks, meanwhile, struggled with concerns about tighter government control of the risk-taking activities of financial firms as well as lower investment banking fees in an environment marked by volatile markets.

10	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. HEALTHCARE PROVIDERS INDEX FUND

Performance as of April 30, 2012

Average Annual Total Returns
Year Ended 4/30/12			Five Years Ended 4/30/12			Inception to 4/30/12
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(1.35)%	(1.38)%	(1.35)%	2.12%	2.12%	2.46%	4.71%	4.71%	5.14%

Cumulative Total Returns
Year Ended 4/30/12			Five Years Ended 4/30/12			Inception to 4/30/12
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(1.35)%	(1.38)%	(1.35)%	11.08%	11.07%	12.95%	31.84%	31.82%	35.03%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

Total returns for the period since inception are calculated from the inception date of the Fund (5/1/06). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/5/06), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. HEALTHCARE PROVIDERS INDEX FUND

PORTFOLIO ALLOCATION

As of 4/30/12

Sector	Percentage of Net Assets

Medical — HMO	45.68%
Pharmacy Services	15.80
Medical — Hospitals	10.15
Medical Labs & Testing Services	9.44
Dialysis Centers	3.49
Medical — Outpatient/Home Medical Care	3.34
Physician Practice Management	2.48
Commercial Services	2.22
Retirement/Aged Care Facilities	1.79
Physical Therapy/Rehab Centers	1.41
Research & Development	1.14
Other*	2.92
Short-Term and Other Net Assets	0.14

TOTAL	100.00%

*	Other includes sectors which individually represent less than 1% of net assets.

TEN LARGEST FUND HOLDINGS

As of 4/30/12

Security	Percentage of Net Assets

Express Scripts Holding Co.	13.56%
UnitedHealth Group Inc.	13.16
WellPoint Inc.	7.32
Aetna Inc.	5.42
Cigna Corp.	4.88
Humana Inc.	4.69
Quest Diagnostics Inc.	3.70
Laboratory Corp. of America Holdings	3.60
DaVita Inc.	3.49
HCA Holdings Inc.	2.35

TOTAL	62.17%

The iShares Dow Jones U.S. Healthcare Providers Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Select Health Care Providers IndexSM (the “Index”). The Index measures the performance of the health care providers sector of the U.S. equity market. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2012 (the “reporting period”), the total return for the Fund was (1.35)%, net of fees, while the total return for the Index was (1.35)%.

U.S. equity markets generally gained during the reporting period, although they endured volatility along the way. Stocks began the reporting period on a positive note, as improving economic data and better-than-expected corporate profits apparently outweighed concerns about turmoil in the Middle East and the aftermath of a devastating earthquake and tsunami that struck Japan in March 2011. As the reporting period progressed, though, sovereign debt concerns in Europe heightened as a potential restructuring of debt for Greece and a bailout package for Portugal sparked concerns about the overall impact to the European banking system and, in turn, global economic recovery. A slowdown in U.S. economic activity also weighed on investor confidence, creating market volatility and sharp share price declines. The federal debt ceiling debate, followed by an unprecedented credit rating downgrade of U.S. Treasury debt from AAA to AA+, caused further investor concern.

Stocks reversed course again in the second half of the reporting period as improving economic data calmed fears of recession in the U.S. Economic activity expanded moderately, as measured by an annual GDP growth rate of 2.1% in the first quarter of 2012. Persistently high unemployment rates eased somewhat, declining to 8.1% in April 2012, down from a peak of 10.1% in late 2009. The Conference Board’s Consumer Confidence Index, which had dropped to 39.8% in October 2011, climbed above 70% for the first time in a year in February 2012, before pulling back slightly in March and April to stand at 69.2%. Events in Europe continued to sway investor sentiment regarding U.S. markets: long-term refinancing operations by the European Central Bank, which provided $1.2 trillion in loans to European banks, eased investor concerns about the debt crisis in Europe and its effect on global economic health. A vote in favor of Greece’s debt restructuring, the largest sovereign debt restructuring in history, also buoyed investor sentiment.

12	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. HEALTHCARE PROVIDERS INDEX FUND

By the final months of the reporting period, though, concerns about Europe resurfaced as Spain slipped into recession, causing investor sentiment to turn more cautious. Torn between strong earnings and mixed economic data, markets declined modestly amid renewed volatility.

Health care provider stocks, as represented by the Index, produced negative results and lagged the broad U.S. stock indexes during the reporting period. The health care sector overall tends to be somewhat resilient to changes in economic conditions, so it did not experience the same levels of volatility as some other sectors in the choppy market environment. Medical plan providers generally saw enrollments increase as economic conditions improved during the course of the reporting period. Some health care providers continued to struggle with uncertainties surrounding health care reform and its potential impact on profitability.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. HOME CONSTRUCTION INDEX FUND

Performance as of April 30, 2012

Average Annual Total Returns
Year Ended 4/30/12			Five Years Ended 4/30/12			Inception to 4/30/12
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
15.34%	15.34%	15.81%	(14.66)%	(14.65)%	(13.77)%	(16.74)%	(16.74)%	(15.89)%

Cumulative Total Returns
Year Ended 4/30/12			Five Years Ended 4/30/12			Inception to 4/30/12
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
15.34%	15.34%	15.81%	(54.73)%	(54.70)%	(52.32)%	(66.70)%	(66.70)%	(64.59)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

Total returns for the period since inception are calculated from the inception date of the Fund (5/1/06). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/5/06), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

14	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. HOME CONSTRUCTION INDEX FUND

PORTFOLIO ALLOCATION

As of 4/30/12

Sector	Percentage of Net Assets

Building — Residential/Commercial	63.37%
Retail — Building Products	8.20
Building and Construction Products — Miscellaneous	6.13
Coatings/Paint	3.92
Building Products — Wood	3.46
Distribution/Wholesale	3.16
Textile — Home Furnishings	2.50
Building Products — Cement/Aggregates	2.20
Diversified Manufacturing Operations	2.12
Building Products — Air and Heating	2.10
Building — Mobile Home/Manufactured Housing & RV	2.03
Home Furnishings	0.71
Short-Term and Other Net Assets	0.10

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/12

Security	Percentage of Net Assets

Lennar Corp. Class A	9.93%
D.R. Horton Inc.	9.69
PulteGroup Inc.	8.48
NVR Inc.	8.33
Toll Brothers Inc.	8.24
Home Depot Inc. (The)	4.34
M.D.C. Holdings Inc.	4.24
Ryland Group Inc. (The)	3.97
Sherwin-Williams Co. (The)	3.92
Lowe’s Companies Inc.	3.86

TOTAL	65.00%

The iShares Dow Jones U.S. Home Construction Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Select Home Construction IndexSM (the “Index”). The Index measures the performance of the home construction sector of the U.S. equity market. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2012 (the “reporting period”), the total return for the Fund was 15.34%, net of fees, while the total return for the Index was 15.81%.

U.S. equity markets generally gained during the reporting period, although they endured volatility along the way. Stocks began the reporting period on a positive note, as improving economic data and better-than-expected corporate profits apparently outweighed concerns about turmoil in the Middle East and the aftermath of a devastating earthquake and tsunami that struck Japan in March 2011. As the reporting period progressed, though, sovereign debt concerns in Europe heightened as a potential restructuring of debt for Greece and a bailout package for Portugal sparked concerns about the overall impact to the European banking system and, in turn, global economic recovery. A slowdown in U.S. economic activity also weighed on investor confidence, creating market volatility and sharp share price declines. The federal debt ceiling debate, followed by an unprecedented credit rating downgrade of U.S. Treasury debt from AAA to AA+, caused further investor concern.

Stocks reversed course again in the second half of the reporting period as improving economic data calmed fears of recession in the U.S. Economic activity expanded moderately, as measured by an annual GDP growth rate of 2.1% in the first quarter of 2012. Persistently high unemployment rates eased somewhat, declining to 8.1% in April 2012, down from a peak of 10.1% in late 2009. The Conference Board’s Consumer Confidence Index, which had dropped to 39.8% in October 2011, climbed above 70% for the first time in a year in February 2012, before pulling back slightly in March and April to stand at 69.2%. Events in Europe continued to sway investor sentiment regarding U.S. markets: long-term refinancing operations by the European Central Bank, which provided $1.2 trillion in loans to European banks, eased investor concerns about the debt crisis in Europe and its effect on global economic health. A vote in favor of Greece’s debt restructuring, the largest sovereign debt restructuring in history, also buoyed investor sentiment.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. HOME CONSTRUCTION INDEX FUND

By the final months of the reporting period, though, concerns about Europe resurfaced as Spain slipped into recession, causing investor sentiment to turn more cautious. Torn between strong earnings and mixed economic data, markets declined modestly amid renewed volatility.

Home construction stocks, as represented by the Index, delivered positive results and outperformed the broad U.S. stock indexes during the reporting period. Following five consecutive years of declining new home sales, the U.S. Bureau of the Census reported small increases in new home sales during the second half of the reporting period. Declining unemployment levels, low mortgage rates, and home affordability all helped to spur some growth in new home sales.

16	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. INSURANCE INDEX FUND

Performance as of April 30, 2012

Average Annual Total Returns
Year Ended 4/30/12			Five Years Ended 4/30/12			Inception to 4/30/12
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(2.78)%	(2.75)%	(2.34)%	(8.89)%	(8.92)%	(8.50)%	(5.53)%	(5.54)%	(5.12)%

Cumulative Total Returns
Year Ended 4/30/12			Five Years Ended 4/30/12			Inception to 4/30/12
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(2.78)%	(2.75)%	(2.34)%	(37.23)%	(37.33)%	(35.87)%	(28.94)%	(28.94)%	(27.03)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

Total returns for the period since inception are calculated from the inception date of the Fund (5/1/06). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/5/06), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. INSURANCE INDEX FUND

PORTFOLIO ALLOCATION

As of 4/30/12

Sector	Percentage of Net Assets

Multi-line Insurance	39.88%
Property/Casualty Insurance	28.20
Life/Health Insurance	25.63
Insurance Brokers	2.72
Reinsurance	2.31
Financial Guarantee Insurance	1.13
Short-Term and Other Net Assets	0.13

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/12

Security	Percentage of Net Assets

MetLife Inc.	8.54%
Prudential Financial Inc.	8.46
ACE Ltd.	7.41
Travelers Companies Inc. (The)	7.28
Aflac Inc.	6.12
Chubb Corp. (The)	5.85
Allstate Corp. (The)	4.57
American International Group Inc.	4.26
Loews Corp.	4.09
Progressive Corp. (The)	3.51

TOTAL	60.09%

The iShares Dow Jones U.S. Insurance Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Select Insurance IndexSM (the “Index”). The Index measures the performance of the insurance sector of the U.S. equity market. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2012 (the “reporting period”), the total return for the Fund was (2.78)%, net of fees, while the total return for the Index was (2.34)%.

U.S. equity markets generally gained during the reporting period, although they endured volatility along the way. Stocks began the reporting period on a positive note, as improving economic data and better-than-expected corporate profits apparently outweighed concerns about turmoil in the Middle East and the aftermath of a devastating earthquake and tsunami that struck Japan in March 2011. As the reporting period progressed, though, sovereign debt concerns in Europe heightened as a potential restructuring of debt for Greece and a bailout package for Portugal sparked concerns about the overall impact to the European banking system and, in turn, global economic recovery. A slowdown in U.S. economic activity also weighed on investor confidence, creating market volatility and sharp share price declines. The federal debt ceiling debate, followed by an unprecedented credit rating downgrade of U.S. Treasury debt from AAA to AA+, caused further investor concern.

Stocks reversed course again in the second half of the reporting period as improving economic data calmed fears of recession in the U.S. Economic activity expanded moderately, as measured by an annual GDP growth rate of 2.1% in the first quarter of 2012. Persistently high unemployment rates eased somewhat, declining to 8.1% in April 2012, down from a peak of 10.1% in late 2009. The Conference Board’s Consumer Confidence Index, which had dropped to 39.8% in October 2011, climbed above 70% for the first time in a year in February 2012, before pulling back slightly in March and April to stand at 69.2%. Events in Europe continued to sway investor sentiment regarding U.S. markets: long-term refinancing operations by the European Central Bank, which provided $1.2 trillion in loans to European banks, eased investor concerns about the debt crisis in Europe and its effect on global economic health. A vote in favor of Greece’s debt restructuring, the largest sovereign debt restructuring in history, also buoyed investor sentiment.

By the final months of the reporting period, though, concerns about Europe resurfaced as Spain slipped into recession, causing investor sentiment to turn more cautious. Torn between strong earnings and mixed economic data, markets declined modestly amid renewed volatility.

18	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. INSURANCE INDEX FUND

Insurance companies, as represented by the Index, declined during the reporting period and lagged the performance of the broad U.S. stock indexes. Property and casualty companies were hurt by an unusually large number of natural catastrophes worldwide during the reporting period. Low interest rates also dampened earnings for many companies, however, balance sheets generally benefited from improving investment portfolios.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. MEDICAL DEVICES INDEX FUND

Performance as of April 30, 2012

Average Annual Total Returns
Year Ended 4/30/12			Five Years Ended 4/30/12			Inception to 4/30/12
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(1.86)%	(1.88)%	(1.43)%	4.42%	4.42%	4.96%	5.34%	5.34%	5.88%

Cumulative Total Returns
Year Ended 4/30/12			Five Years Ended 4/30/12			Inception to 4/30/12
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(1.86)%	(1.88)%	(1.43)%	24.14%	24.12%	27.37%	36.67%	36.65%	40.90%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

Total returns for the period since inception are calculated from the inception date of the Fund (5/1/06). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/5/06), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

20	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. MEDICAL DEVICES INDEX FUND

PORTFOLIO ALLOCATION

As of 4/30/12

Sector	Percentage of Net Assets

Medical Instruments	40.46%
Medical Products	35.62
Instruments — Scientific	11.06
Respiratory Products	3.22
Patient Monitoring Equipment	2.27
Diagnostic Equipment	1.95
Medical — Biomedical/Gene	1.91
Medical Sterilization Products	1.61
Electronic Measuring Instruments	1.09
Enterprise Software/Services	0.74
Short-Term and Other Net Assets	0.07

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/12

Security	Percentage of Net Assets

Medtronic Inc.	10.55%
Covidien PLC	8.60
Intuitive Surgical Inc.	7.92
Thermo Fisher Scientific Inc.	7.26
Stryker Corp.	6.23
St. Jude Medical Inc.	5.12
Zimmer Holdings Inc.	5.03
Boston Scientific Corp.	4.52
Waters Corp.	3.80
Varian Medical Systems Inc.	3.69

TOTAL	62.72%

The iShares Dow Jones U.S. Medical Devices Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Select Medical Equipment IndexSM (the “Index”). The Index measures the performance of the medical equipment sector of the U.S. equity market. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2012 (the “reporting period”), the total return for the Fund was (1.86)%, net of fees, while the total return for the Index was (1.43)%.

U.S. equity markets generally gained during the reporting period, although they endured volatility along the way. Stocks began the reporting period on a positive note, as improving economic data and better-than-expected corporate profits apparently outweighed concerns about turmoil in the Middle East and the aftermath of a devastating earthquake and tsunami that struck Japan in March 2011. As the reporting period progressed, though, sovereign debt concerns in Europe heightened as a potential restructuring of debt for Greece and a bailout package for Portugal sparked concerns about the overall impact to the European banking system and, in turn, global economic recovery. A slowdown in U.S. economic activity also weighed on investor confidence, creating market volatility and sharp share price declines. The federal debt ceiling debate, followed by an unprecedented credit rating downgrade of U.S. Treasury debt from AAA to AA+, caused further investor concern.

Stocks reversed course again in the second half of the reporting period as improving economic data calmed fears of recession in the U.S. Economic activity expanded moderately, as measured by an annual GDP growth rate of 2.1% in the first quarter of 2012. Persistently high unemployment rates eased somewhat, declining to 8.1% in April 2012, down from a peak of 10.1% in late 2009. The Conference Board’s Consumer Confidence Index, which had dropped to 39.8% in October 2011, climbed above 70% for the first time in a year in February 2012, before pulling back slightly in March and April to stand at 69.2%. Events in Europe continued to sway investor sentiment regarding U.S. markets: long-term refinancing operations by the European Central Bank, which provided $1.2 trillion in loans to European banks, eased investor concerns about the debt crisis in Europe and its effect on global economic health. A vote in favor of Greece’s debt restructuring, the largest sovereign debt restructuring in history, also buoyed investor sentiment.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	21

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. MEDICAL DEVICES INDEX FUND

By the final months of the reporting period, though, concerns about Europe resurfaced as Spain slipped into recession, causing investor sentiment to turn more cautious. Torn between strong earnings and mixed economic data, markets declined modestly amid renewed volatility.

Medical device companies, as represented by the Index, declined during the reporting period and lagged the broad U.S. stock indexes. The health care sector overall tends to be somewhat resilient to changes in economic conditions, so it was not affected as much as some other sectors by the volatile environment. However, makers of devices generally used in elective procedures continued to face sluggish demand early in the reporting period, due to the weak economic climate. As economic conditions improved, companies in the group generally gained ground, although these gains were not sufficient to erase earlier losses.

22	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. OIL & GAS EXPLORATION & PRODUCTION INDEX FUND

Performance as of April 30, 2012

Average Annual Total Returns
Year Ended 4/30/12			Five Years Ended 4/30/12			Inception to 4/30/12
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(13.17)%	(13.20)%	(12.87)%	3.83%	3.84%	4.27%	4.51%	4.50%	4.94%

Cumulative Total Returns
Year Ended 4/30/12			Five Years Ended 4/30/12			Inception to 4/30/12
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(13.17)%	(13.20)%	(12.87)%	20.68%	20.71%	23.26%	30.30%	30.26%	33.51%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

Total returns for the period since inception are calculated from the inception date of the Fund (5/1/06). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/5/06), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	23

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. OIL & GAS EXPLORATION & PRODUCTION INDEX FUND

PORTFOLIO ALLOCATION

As of 4/30/12

Sector	Percentage of Net Assets

Oil Companies — Exploration & Production	87.92%
Oil Refining & Marketing	8.24
Oil Companies — Integrated	3.38
Oil — Field Services	0.40
Short-Term and Other Net Assets	0.06

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/12

Security	Percentage of Net Assets

Occidental Petroleum Corp.	15.59%
Apache Corp.	8.04
Anadarko Petroleum Corp.	7.98
EOG Resources Inc.	6.54
Devon Energy Corp.	5.93
Noble Energy Inc.	4.00
Marathon Petroleum Corp.	3.38
Pioneer Natural Resources Co.	3.26
Valero Energy Corp.	3.17
Chesapeake Energy Corp.	2.78

TOTAL	60.67%

The iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Select Oil Exploration & Production IndexSM (the “Index”). The Index measures the performance of the oil exploration and production sub-sector of the U.S. equity market. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2012 (the “reporting period”), the total return for the Fund was (13.17)%, net of fees, while the total return for the Index was (12.87)%.

U.S. equity markets generally gained during the reporting period, although they endured volatility along the way. Stocks began the reporting period on a positive note, as improving economic data and better-than-expected corporate profits apparently outweighed concerns about turmoil in the Middle East and the aftermath of a devastating earthquake and tsunami that struck Japan in March 2011. As the reporting period progressed, though, sovereign debt concerns in Europe heightened as a potential restructuring of debt for Greece and a bailout package for Portugal sparked concerns about the overall impact to the European banking system and, in turn, global economic recovery. A slowdown in U.S. economic activity also weighed on investor confidence, creating market volatility and sharp share price declines. The federal debt ceiling debate, followed by an unprecedented credit rating downgrade of U.S. Treasury debt from AAA to AA+, caused further investor concern.

Stocks reversed course again in the second half of the reporting period as improving economic data calmed fears of recession in the U.S. Economic activity expanded moderately, as measured by an annual GDP growth rate of 2.1% in the first quarter of 2012. Persistently high unemployment rates eased somewhat, declining to 8.1% in April 2012, down from a peak of 10.1% in late 2009. The Conference Board’s Consumer Confidence Index, which had dropped to 39.8% in October 2011, climbed above 70% for the first time in a year in February 2012, before pulling back slightly in March and April to stand at 69.2%. Events in Europe continued to sway investor sentiment regarding U.S. markets: long-term refinancing operations by the European Central Bank, which provided $1.2 trillion in loans to European banks, eased investor concerns about the debt crisis in Europe and its effect on global economic health. A vote in favor of Greece’s debt restructuring, the largest sovereign debt restructuring in history, also buoyed investor sentiment.

24	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. OIL & GAS EXPLORATION & PRODUCTION INDEX FUND

By the final months of the reporting period, though, concerns about Europe resurfaced as Spain slipped into recession, causing investor sentiment to turn more cautious. Torn between strong earnings and mixed economic data, markets declined modestly amid renewed volatility.

Oil and gas exploration companies, as represented by the Index, declined during the reporting period and lagged the broad U.S. stock indexes. Beginning the reporting period at more than $110 per barrel, oil prices declined modestly as the sovereign debt crisis in Europe and uneven economic data clouded the outlook for global economic growth. Natural gas prices fell steadily throughout the period, due more to excess supply than to uncertainty about demand, beginning the reporting period at $4.69 per million British thermal units (“BTUs”) and finishing at $2.28 per million BTUs after dipping below $2 per million BTUs in April 2012, its lowest level in ten years.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	25

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. OIL EQUIPMENT & SERVICES INDEX FUND

Performance as of April 30, 2012

Average Annual Total Returns
Year Ended 4/30/12			Five Years Ended 4/30/12			Inception to 4/30/12
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(19.80)%	(19.82)%	(19.49)%	1.22%	1.24%	1.53%	1.16%	1.16%	1.50%

Cumulative Total Returns
Year Ended 4/30/12			Five Years Ended 4/30/12			Inception to 4/30/12
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(19.80)%	(19.82)%	(19.49)%	6.27%	6.33%	7.89%	7.17%	7.15%	9.33%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

Total returns for the period since inception are calculated from the inception date of the Fund (5/1/06). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/5/06), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

26	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. OIL EQUIPMENT & SERVICES INDEX FUND

Performance as of April 30, 2012

PORTFOLIO ALLOCATION

As of 4/30/12

Sector	Percentage of Net Assets

Oil — Field Services	54.30%
Oil Field Machinery & Equipment	22.53
Oil & Gas Drilling	16.61
Transportation — Marine	2.16
Engineering/Research and Development Services	1.29
Machinery — General Industrial	1.20
Other*	1.85
Short-Term and Other Net Assets	0.06

TOTAL	100.00%

*	Other includes sectors which individually represent less than 1% of net assets.

TEN LARGEST FUND HOLDINGS

As of 4/30/12

Security	Percentage of Net Assets

Schlumberger Ltd.	20.77%
National Oilwell Varco Inc.	9.24
Halliburton Co.	9.22
Baker Hughes Inc.	6.17
Cameron International Corp.	4.49
FMC Technologies Inc.	4.11
Weatherford International Ltd.	3.88
Noble Corp.	3.77
Oceaneering International Inc.	2.42
Helmerich & Payne Inc.	2.18

TOTAL	66.25%

The iShares Dow Jones U.S. Oil Equipment & Services Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Select Oil Equipment & Services IndexSM (the “Index”). The Index measures the performance of the oil equipment and services sector of the U.S. equity market. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2012 (the “reporting period”), the total return for the Fund was (19.80)%, net of fees, while the total return for the Index was (19.49)%.

U.S. equity markets generally gained during the reporting period, although they endured volatility along the way. Stocks began the reporting period on a positive note, as improving economic data and better-than-expected corporate profits apparently outweighed concerns about turmoil in the Middle East and the aftermath of a devastating earthquake and tsunami that struck Japan in March 2011. As the reporting period progressed, though, sovereign debt concerns in Europe heightened as a potential restructuring of debt for Greece and a bailout package for Portugal sparked concerns about the overall impact to the European banking system and, in turn, global economic recovery. A slowdown in U.S. economic activity also weighed on investor confidence, creating market volatility and sharp share price declines. The federal debt ceiling debate, followed by an unprecedented credit rating downgrade of U.S. Treasury debt from AAA to AA+, caused further investor concern.

Stocks reversed course again in the second half of the reporting period as improving economic data calmed fears of recession in the U.S. Economic activity expanded moderately, as measured by an annual GDP growth rate of 2.1% in the first quarter of 2012. Persistently high unemployment rates eased somewhat, declining to 8.1% in April 2012, down from a peak of 10.1% in late 2009. The Conference Board’s Consumer Confidence Index, which had dropped to 39.8% in October 2011, climbed above 70% for the first time in a year in February 2012, before pulling back slightly in March and April to stand at 69.2%. Events in Europe continued to sway investor sentiment regarding U.S. markets: long-term refinancing operations by the European Central Bank, which provided $1.2 trillion in loans to European banks, eased investor concerns about the debt crisis in Europe and its effect on global economic health. A vote in favor of Greece’s debt restructuring, the largest sovereign debt restructuring in history, also buoyed investor sentiment.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	27

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. OIL EQUIPMENT & SERVICES INDEX FUND

By the final months of the reporting period, though, concerns about Europe resurfaced as Spain slipped into recession, causing investor sentiment to turn more cautious. Torn between strong earnings and mixed economic data, markets declined modestly amid renewed volatility.

Oil equipment and services companies, as represented by the Index, declined during the reporting period and lagged the broad U.S. stock indexes. Beginning the reporting period at more than $110 per barrel, oil prices declined modestly as the sovereign debt crisis in Europe and uneven economic data clouded the outlook for global economic growth. Energy equipment and service providers, in particular, struggled with concerns about a decline in demand.

28	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. PHARMACEUTICALS INDEX FUND

Performance as of April 30, 2012

Average Annual Total Returns
Year Ended 4/30/12			Five Years Ended 4/30/12			Inception to 4/30/12
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
18.23%	18.19%	18.83%	9.37%	9.37%	9.95%	10.56%	10.55%	11.11%

Cumulative Total Returns
Year Ended 4/30/12			Five Years Ended 4/30/12			Inception to 4/30/12
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
18.23%	18.19%	18.83%	56.52%	56.48%	60.70%	82.60%	82.57%	88.10%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

Total returns for the period since inception are calculated from the inception date of the Fund (5/1/06). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/5/06), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	29

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. PHARMACEUTICALS INDEX FUND

PORTFOLIO ALLOCATION

As of 4/30/12

Sector	Percentage of Net Assets

Medical — Drugs	71.40%
Medical — Generic Drugs	12.53
Therapeutics	6.00
Medical — Biomedical/Gene	5.42
Medical Products	2.48
Consumer Products — Miscellaneous	1.14
Research & Development	0.83
Short-Term and Other Net Assets	0.20

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/12

Security	Percentage of Net Assets

Pfizer Inc.	9.37%
Johnson & Johnson	9.07
Merck & Co. Inc.	7.96
Abbott Laboratories	7.39
Bristol-Myers Squibb Co.	5.82
Eli Lilly and Co.	5.19
Allergan Inc.	4.52
Watson Pharmaceuticals Inc.	3.55
Forest Laboratories Inc.	3.04
Perrigo Co.	2.96

TOTAL	58.87%

The iShares Dow Jones U.S. Pharmaceuticals Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Select Pharmaceuticals IndexSM (the “Index”). The Index measures the performance of the pharmaceuticals sector of the U.S. equity market. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2012 (the “reporting period”), the total return for the Fund was 18.23%, net of fees, while the total return for the Index was 18.83%.

U.S. equity markets generally gained during the reporting period, although they endured volatility along the way. Stocks began the reporting period on a positive note, as improving economic data and better-than-expected corporate profits apparently outweighed concerns about turmoil in the Middle East and the aftermath of a devastating earthquake and tsunami that struck Japan in March 2011. As the reporting period progressed, though, sovereign debt concerns in Europe heightened as a potential restructuring of debt for Greece and a bailout package for Portugal sparked concerns about the overall impact to the European banking system and, in turn, global economic recovery. A slowdown in U.S. economic activity also weighed on investor confidence, creating market volatility and sharp share price declines. The federal debt ceiling debate, followed by an unprecedented credit rating downgrade of U.S. Treasury debt from AAA to AA+, caused further investor concern.

Stocks reversed course again in the second half of the reporting period as improving economic data calmed fears of recession in the U.S. Economic activity expanded moderately, as measured by an annual GDP growth rate of 2.1% in the first quarter of 2012. Persistently high unemployment rates eased somewhat, declining to 8.1% in April 2012, down from a peak of 10.1% in late 2009. The Conference Board’s Consumer Confidence Index, which had dropped to 39.8% in October 2011, climbed above 70% for the first time in a year in February 2012, before pulling back slightly in March and April to stand at 69.2%. Events in Europe continued to sway investor sentiment regarding U.S. markets: long-term refinancing operations by the European Central Bank, which provided $1.2 trillion in loans to European banks, eased investor concerns about the debt crisis in Europe and its effect on global economic health. A vote in favor of Greece’s debt restructuring, the largest sovereign debt restructuring in history, also buoyed investor sentiment.

30	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. PHARMACEUTICALS INDEX FUND

By the final months of the reporting period, though, concerns about Europe resurfaced as Spain slipped into recession, causing investor sentiment to turn more cautious. Torn between strong earnings and mixed economic data, markets declined modestly amid renewed volatility.

Pharmaceutical companies, as represented by the Index, delivered solid gains during the reporting period and outpaced the broad U.S. stock indexes. Although pharmaceutical companies continued to face patent expirations and corresponding generic competition, they performed well as a group, as they strengthened their presence in select areas through acquisitions and partnerships, and developed new pipeline candidates through collaboration and in-licensing activities.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	31

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. REGIONAL BANKS INDEX FUND

Performance as of April 30, 2012

Average Annual Total Returns
Year Ended 4/30/12			Five Years Ended 4/30/12			Inception to 4/30/12
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
4.03%	3.99%	4.54%	(11.02)%	(11.03)%	(10.72)%	(8.51)%	(8.52)%	(8.17)%

Cumulative Total Returns
Year Ended 4/30/12			Five Years Ended 4/30/12			Inception to 4/30/12
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
4.03%	3.99%	4.54%	(44.21)%	(44.26)%	(43.26)%	(41.37)%	(41.40)%	(40.04)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

Total returns for the period since inception are calculated from the inception date of the Fund (5/1/06). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/5/06), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

32	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. REGIONAL BANKS INDEX FUND

PORTFOLIO ALLOCATION

As of 4/30/12

Sector	Percentage of Net Assets

Super-Regional Banks — U.S.	50.11%
Commercial Banks — Southern U.S.	15.70
Commercial Banks — Eastern U.S.	9.32
Commercial Banks — Central U.S.	9.29
Commercial Banks — Western U.S.	7.29
Savings & Loans/Thrifts — Eastern U.S.	6.39
Savings & Loans/Thrifts — Central U.S.	1.02
Savings & Loans/Thrifts — Western U.S.	0.66
Short-Term and Other Net Assets	0.22

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/12

Security	Percentage of Net Assets

U.S. Bancorp	21.63%
PNC Financial Services Group Inc. (The)	12.28
BB&T Corp.	7.80
Fifth Third Bancorp	4.60
SunTrust Banks Inc.	4.59
M&T Bank Corp.	3.82
Regions Financial Corp.	3.34
KeyCorp	2.70
Comerica Inc.	2.27
New York Community Bancorp Inc.	2.08

TOTAL	65.11%

The iShares Dow Jones U.S. Regional Banks Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Select Regional Banks IndexSM (the “Index”). The Index measures the performance of the regional bank sector of the U.S. equity market and is a subset of the Dow Jones U.S. Bank Index. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2012 (the “reporting period”), the total return for the Fund was 4.03%, net of fees, while the total return for the Index was 4.54%.

U.S. equity markets generally gained during the reporting period, although they endured volatility along the way. Stocks began the reporting period on a positive note, as improving economic data and better-than-expected corporate profits apparently outweighed concerns about turmoil in the Middle East and the aftermath of a devastating earthquake and tsunami that struck Japan in March 2011. As the reporting period progressed, though, sovereign debt concerns in Europe heightened as a potential restructuring of debt for Greece and a bailout package for Portugal sparked concerns about the overall impact to the European banking system and, in turn, global economic recovery. A slowdown in U.S. economic activity also weighed on investor confidence, creating market volatility and sharp share price declines. The federal debt ceiling debate, followed by an unprecedented credit rating downgrade of U.S. Treasury debt from AAA to AA+, caused further investor concern.

Stocks reversed course again in the second half of the reporting period as improving economic data calmed fears of recession in the U.S. Economic activity expanded moderately, as measured by an annual GDP growth rate of 2.1% in the first quarter of 2012. Persistently high unemployment rates eased somewhat, declining to 8.1% in April 2012, down from a peak of 10.1% in late 2009. The Conference Board’s Consumer Confidence Index, which had dropped to 39.8% in October 2011, climbed above 70% for the first time in a year in February 2012, before pulling back slightly in March and April to stand at 69.2%. Events in Europe continued to sway investor sentiment regarding U.S. markets: long-term refinancing operations by the European Central Bank, which provided $1.2 trillion in loans to European banks, eased investor concerns about the debt crisis in Europe and its effect on global economic health. A vote in favor of Greece’s debt restructuring, the largest sovereign debt restructuring in history, also buoyed investor sentiment.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	33

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. REGIONAL BANKS INDEX FUND

By the final months of the reporting period, though, concerns about Europe resurfaced as Spain slipped into recession, causing investor sentiment to turn more cautious. Torn between strong earnings and mixed economic data, markets declined modestly amid renewed volatility.

Regional banking stocks, as represented by the Index, delivered gains during the reporting period, in line with the broad U.S. stock indexes. The group declined during the first half of the reporting period, and rebounded strongly in the second half, representing one of the strongest performing industries in the financials sector. Although regional banks continued to struggle to generate significant new loan growth, many ramped up both commercial and industrial lending, which helped performance.

34	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Shareholder Expenses (Unaudited)

iSHARES® TRUST

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2011 to April 30, 2012.

ACTUAL EXPENSES

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

iShares Index Fund	Beginning Account Value (11/1/11)	Ending Account Value (4/30/12)	Annualized Expense Ratio	Expenses Paid During Period [a] (11/1/11 to 4/30/12)
Dow Jones U.S. Aerospace & Defense
Actual	$1,000.00	$1,122.30	0.47%	$2.48
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.47	2.36
Dow Jones U.S. Broker-Dealers
Actual	1,000.00	1,070.50	0.47	2.42
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.47	2.36
Dow Jones U.S. Healthcare Providers
Actual	1,000.00	1,111.30	0.47	2.47
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.47	2.36
Dow Jones U.S. Home Construction
Actual	1,000.00	1,447.40	0.47	2.86
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.47	2.36

SHAREHOLDER EXPENSES	35

Shareholder Expenses (Unaudited) (Continued)

iSHARES® TRUST

iShares Index Fund	Beginning Account Value (11/1/11)	Ending Account Value (4/30/12)	Annualized Expense Ratio	Expenses Paid During Period [a] (11/1/11 to 4/30/12)
Dow Jones U.S. Insurance
Actual	$1,000.00	$1,117.80	0.47%	$2.47
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.47	2.36
Dow Jones U.S. Medical Devices
Actual	1,000.00	1,134.70	0.47	2.49
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.47	2.36
Dow Jones U.S. Oil & Gas Exploration & Production
Actual	1,000.00	1,015.30	0.47	2.36
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.47	2.36
Dow Jones U.S. Oil Equipment & Services
Actual	1,000.00	994.60	0.47	2.33
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.47	2.36
Dow Jones U.S. Pharmaceuticals
Actual	1,000.00	1,202.60	0.47	2.57
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.47	2.36
Dow Jones U.S. Regional Banks
Actual	1,000.00	1,227.30	0.47	2.60
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.47	2.36

[a]

Expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days).

36	2012 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® DOW JONES U.S. AEROSPACE & DEFENSE INDEX FUND

April 30, 2012

Security	Shares	Value

COMMON STOCKS — 99.88%

ADVANCED MATERIALS/PRODUCTS — 3.19%
Ceradyne Inc.	39,201	$992,569
Hexcel Corp.[a,b]	88,543	2,424,308

		3,416,877
AEROSPACE/DEFENSE — 45.73%
AeroVironment Inc.[a,b]	36,709	892,763
Boeing Co. (The)	120,795	9,277,056
Cubic Corp.	25,829	1,194,075
Esterline Technologies Corp.[a,b]	29,510	2,021,140
General Dynamics Corp.	85,963	5,802,502
Lockheed Martin Corp.	72,228	6,539,523
Northrop Grumman Corp.	84,888	5,371,713
Raytheon Co.	109,464	5,926,381
Rockwell Collins Inc.	68,552	3,831,371
Spirit AeroSystems Holdings Inc. Class Aa	94,560	2,364,000
Teledyne Technologies Inc.[a,b]	34,880	2,253,945
TransDigm Group Inc.[a]	27,681	3,491,128

		48,965,597
AEROSPACE/DEFENSE — EQUIPMENT — 29.49%
AAR Corp.	60,583	936,007
Alliant Techsystems Inc.	33,201	1,769,613
BE Aerospace Inc.[a]	62,692	2,948,405
Curtiss-Wright Corp.	49,065	1,731,504
Exelis Inc.	172,947	1,994,079
Goodrich Corp.	42,073	5,278,479
HEICO Corp. Class A	51,123	1,647,694
Moog Inc. Class Aa,b	43,943	1,857,471
Orbital Sciences Corp.[a,b]	91,671	1,151,388
Triumph Group Inc.	34,448	2,164,023
United Technologies Corp.	123,714	10,100,011

		31,578,674
DIVERSIFIED MANUFACTURING OPERATIONS — 3.48%
Textron Inc.	139,728	3,722,354

		3,722,354
ELECTRONIC MEASURING INSTRUMENTS — 2.23%
FLIR Systems Inc.	106,457	2,391,024

		2,391,024

Security	Shares	Value

ELECTRONICS — MILITARY — 3.61%
L-3 Communications Holdings Inc.	52,510	$3,861,585

		3,861,585
ENTERPRISE SOFTWARE/SERVICES — 1.04%
ManTech International Corp. Class A	35,632	1,119,557

		1,119,557
FIREARMS & AMMUNITION — 1.56%
Sturm, Ruger & Co. Inc.	29,328	1,673,749

		1,673,749
METAL PROCESSORS & FABRICATORS — 7.74%
Precision Castparts Corp.	38,775	6,838,747
RBC Bearings Inc.[a,b]	30,821	1,444,888

		8,283,635
SHIPBUILDING — 1.81%
Huntington Ingalls Industries Inc.[a]	49,044	1,934,786

		1,934,786

TOTAL COMMON STOCKS
(Cost: $118,939,515)		106,947,838

SHORT-TERM INVESTMENTS — 8.15%

MONEY MARKET FUNDS — 8.15%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.26%[c,d,e]	8,074,601	8,074,601
BlackRock Cash Funds: Prime, SL Agency Shares
0.24%[c,d,e]	586,959	586,959
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[c,d]	60,420	60,420

		8,721,980

TOTAL SHORT-TERM INVESTMENTS
(Cost: $8,721,980)		8,721,980

TOTAL INVESTMENTS IN SECURITIES — 108.03%
(Cost: $127,661,495)		115,669,818
Other Assets, Less Liabilities — (8.03)%		(8,596,262)

NET ASSETS — 100.00%		$107,073,556

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. AEROSPACE & DEFENSE INDEX FUND

April 30, 2012

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

38	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® DOW JONES U.S. BROKER-DEALERS INDEX FUND

April 30, 2012

Security	Shares	Value

COMMON STOCKS — 99.85%

DIVERSIFIED BANKING INSTITUTIONS — 15.52%
Goldman Sachs Group Inc. (The)	40,283	$4,638,587
Morgan Stanley	218,638	3,778,065

		8,416,652
FINANCE — INVESTMENT BANKER/BROKER — 48.51%
Charles Schwab Corp. (The)	246,083	3,518,987
E*TRADE Financial Corp.[a]	219,304	2,331,202
GFI Group Inc.	303,952	1,003,042
Greenhill & Co. Inc.[b]	40,094	1,557,652
Interactive Brokers Group Inc. Class A	88,819	1,347,384
Investment Technology Group Inc.[a,b]	118,466	1,208,353
Jefferies Group Inc.	126,093	2,008,661
KBW Inc.	83,129	1,416,518
Knight Capital Group Inc. Class Aa,b	134,356	1,765,438
LPL Investment Holdings Inc.[a,b]	51,634	1,853,144
Piper Jaffray Companies Inc.[a,b]	54,808	1,329,094
Raymond James Financial Inc.	68,439	2,506,236
Stifel Financial Corp.[a,b]	55,102	2,006,815
TD Ameritrade Holding Corp.	130,320	2,448,713

		26,301,239
FINANCE — OTHER SERVICES — 29.87%
BGC Partners Inc. Class A	187,935	1,309,907
CBOE Holdings Inc.	77,151	2,039,873
CME Group Inc.	13,176	3,502,444
IntercontinentalExchange Inc.[a]	22,155	2,947,501
MarketAxess Holdings Inc.	47,941	1,644,856
NASDAQ OMX Group Inc. (The)[a]	90,439	2,222,086
NYSE Euronext Inc.	98,253	2,530,015

		16,196,682
INVESTMENT MANAGEMENT/ADVISORY SERVICES — 5.95%
Ameriprise Financial Inc.	59,468	3,223,760

		3,223,760

TOTAL COMMON STOCKS
(Cost: $71,479,088)		54,138,333

SHORT-TERM INVESTMENTS — 12.27%

MONEY MARKET FUNDS — 12.27%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.26%[c,d,e]	6,131,081	6,131,081

Security	Shares	Value

BlackRock Cash Funds: Prime, SL Agency Shares
0.24%[c,d,e]	445,681	$445,681
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[c,d]	74,915	74,915

		6,651,677

TOTAL SHORT-TERM INVESTMENTS
(Cost: $6,651,677)		6,651,677

TOTAL INVESTMENTS IN SECURITIES — 112.12%
(Cost: $78,130,765)		60,790,010
Other Assets, Less Liabilities — (12.12)%		(6,569,711)

NET ASSETS — 100.00%		$54,220,299

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	39

Schedule of Investments

iSHARES® DOW JONES U.S. HEALTHCARE PROVIDERS INDEX FUND

April 30, 2012

Security	Shares	Value

COMMON STOCKS — 99.86%

COMMERCIAL SERVICES — 2.22%
Healthcare Services Group Inc.	132,489	$2,811,417
HMS Holdings Corp.[a,b]	145,803	3,508,020

		6,319,437
CONSULTING SERVICES — 0.36%
Accretive Health Inc.[a,b]	103,232	1,038,514

		1,038,514
DIALYSIS CENTERS — 3.49%
DaVita Inc.[a]	112,323	9,949,571

		9,949,571
HUMAN RESOURCES — 0.57%
Team Health Holdings Inc.[a,b]	75,755	1,631,763

		1,631,763
INTERNET APPLICATIONS SOFTWARE — 0.43%
eResearchTechnology Inc.[a,b]	155,747	1,230,401

		1,230,401
MEDICAL — DRUGS — 0.37%
PharMerica Corp.[a,b]	89,811	1,066,057

		1,066,057
MEDICAL — HMO — 45.68%
Aetna Inc.	350,857	15,451,742
AMERIGROUP Corp.[a]	78,034	4,819,380
Centene Corp.[a,b]	89,117	3,528,142
Cigna Corp.	300,900	13,910,607
Coventry Health Care Inc.	208,249	6,245,387
Health Net Inc.[a]	133,932	4,769,319
Humana Inc.	165,833	13,379,406
Magellan Health Services Inc.[a,b]	59,367	2,628,771
Molina Healthcare Inc.[a,b]	68,719	1,762,642
UnitedHealth Group Inc.	668,804	37,553,345
Universal American Corp.	111,247	1,021,247
WellCare Health Plans Inc.[a]	71,560	4,378,041
WellPoint Inc.	307,908	20,882,321

		130,330,350
MEDICAL — HOSPITALS — 10.15%
Community Health Systems Inc.[a]	166,519	4,053,072
HCA Holdings Inc.	248,928	6,701,142
Health Management Associates Inc. Class Aa	491,169	3,536,417

Security	Shares	Value

LifePoint Hospitals Inc.[a]	91,557	$3,572,554
Select Medical Holdings Corp.[a,b]	138,068	1,183,243
Tenet Healthcare Corp.[a,b]	765,331	3,972,068
Universal Health Services Inc. Class B	139,015	5,937,330

		28,955,826
MEDICAL — NURSING HOMES — 0.49%
Kindred Healthcare Inc.[a,b]	145,427	1,401,916

		1,401,916
MEDICAL — OUTPATIENT/HOME MEDICAL CARE — 3.34%
Air Methods Corp.[a,b]	25,645	2,157,001
Amedisys Inc.[a,b]	90,338	1,330,679
AmSurg Corp.[a,b]	76,210	2,191,799
Lincare Holdings Inc.	157,290	3,837,876

		9,517,355
MEDICAL LABS & TESTING SERVICES — 9.44%
Bio-Reference Laboratories Inc.[a,b]	65,623	1,399,082
Covance Inc.[a]	100,639	4,705,880
Laboratory Corp. of America Holdings[a]	116,847	10,269,683
Quest Diagnostics Inc.	183,100	10,563,039

		26,937,684
MEDICAL PRODUCTS — 0.70%
Hanger Orthopedic Group Inc.[a,b]	84,976	2,001,185

		2,001,185
PHARMACY SERVICES — 15.80%
Catalyst Health Solutions Inc.[a]	73,940	6,386,198
Express Scripts Holding Co.[a]	693,604	38,696,167

		45,082,365
PHYSICAL THERAPY/REHAB CENTERS — 1.41%
HealthSouth Corp.[a]	179,068	4,009,333

		4,009,333
PHYSICIAN PRACTICE MANAGEMENT — 2.48%
IPC The Hospitalist Co. Inc.[a,b]	43,413	1,667,494
MEDNAX Inc.[a,b]	76,926	5,403,282

		7,070,776
RESEARCH & DEVELOPMENT — 1.14%
PAREXEL International Corp.[a,b]	120,713	3,252,008

		3,252,008

40	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. HEALTHCARE PROVIDERS INDEX FUND

April 30, 2012

Security	Shares	Value

RETIREMENT/AGED CARE FACILITIES — 1.79%
Brookdale Senior Living Inc.[a]	194,299	$3,693,624
Emeritus Corp.[a,b]	82,715	1,422,698

		5,116,322

TOTAL COMMON STOCKS
(Cost: $305,127,411)		284,910,863

SHORT-TERM INVESTMENTS — 9.26%

MONEY MARKET FUNDS — 9.26%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.26%[c,d,e]	24,209,091	24,209,091
BlackRock Cash Funds: Prime, SL Agency Shares
0.24%[c,d,e]	1,759,809	1,759,809
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[c,d]	439,026	439,026

		26,407,926

TOTAL SHORT-TERM INVESTMENTS
(Cost: $26,407,926)		26,407,926

TOTAL INVESTMENTS IN SECURITIES — 109.12%
(Cost: $331,535,337)		311,318,789
Other Assets, Less Liabilities — (9.12)%		(26,025,956)

NET ASSETS — 100.00%		$285,292,833

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	41

Schedule of Investments

iSHARES® DOW JONES U.S. HOME CONSTRUCTION INDEX FUND

April 30, 2012

Security	Shares	Value

COMMON STOCKS — 99.90%

BUILDING — MOBILE HOME/MANUFACTURED HOUSING & RV — 2.03%
Cavco Industries Inc.[a,b]	266,981	$13,776,219

		13,776,219
BUILDING — RESIDENTIAL/COMMERCIAL — 63.37%
D.R. Horton Inc.	4,031,004	65,906,916
KB Home[b]	1,958,655	17,001,125
Lennar Corp. Class Ab	2,434,600	67,535,804
M.D.C. Holdings Inc.	1,025,677	28,831,781
M/I Homes Inc.[a,b,c]	1,072,675	14,266,578
Meritage Homes Corp.[a,b]	750,288	21,300,676
NVR Inc.[a]	72,284	56,666,319
PulteGroup Inc.[a,b]	5,860,073	57,663,118
Ryland Group Inc. (The)	1,197,878	26,964,234
Standard-Pacific Corp.[a,b]	3,698,138	18,712,578
Toll Brothers Inc.[a,b]	2,205,541	56,020,741

		430,869,870
BUILDING AND CONSTRUCTION PRODUCTS — MISCELLANEOUS — 6.13%
Louisiana-Pacific Corp.[a,b]	1,220,416	11,044,765
Owens Corning[a,b]	576,813	19,813,527
USG Corp.[a,b]	597,809	10,790,452

		41,648,744
BUILDING PRODUCTS — AIR AND HEATING — 2.10%
Lennox International Inc.	329,239	14,288,972

		14,288,972
BUILDING PRODUCTS — CEMENT/AGGREGATES — 2.20%
Eagle Materials Inc.	425,577	14,988,822

		14,988,822
BUILDING PRODUCTS — WOOD — 3.46%
Masco Corp.	1,787,272	23,556,245

		23,556,245
COATINGS/PAINT — 3.92%
Sherwin-Williams Co. (The)	221,531	26,645,749

		26,645,749
DISTRIBUTION/WHOLESALE — 3.16%
Beacon Roofing Supply Inc.[a,b]	349,252	9,321,536
Watsco Inc.	168,897	12,152,139

		21,473,675

Security	Shares	Value

DIVERSIFIED MANUFACTURING OPERATIONS — 2.12%
Leggett & Platt Inc.[b]	662,684	$14,426,631

		14,426,631
HOME FURNISHINGS — 0.71%
Ethan Allen Interiors Inc.	207,554	4,815,253

		4,815,253
RETAIL — BUILDING PRODUCTS — 8.20%
Home Depot Inc. (The)	570,301	29,535,889
Lowe’s Companies Inc.	833,139	26,218,884

		55,754,773
TEXTILE — HOME FURNISHINGS — 2.50%
Mohawk Industries Inc.[a]	253,962	17,020,533

		17,020,533

TOTAL COMMON STOCKS
(Cost: $646,435,958)		679,265,486

SHORT-TERM INVESTMENTS — 19.71%

MONEY MARKET FUNDS — 19.71%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.26%[c,d,e]	124,468,995	124,468,995
BlackRock Cash Funds: Prime, SL Agency Shares
0.24%[c,d,e]	9,047,907	9,047,907
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[c,d]	494,523	494,523

		134,011,425

TOTAL SHORT-TERM INVESTMENTS
(Cost: $134,011,425)		134,011,425

TOTAL INVESTMENTS IN SECURITIES — 119.61%
(Cost: $780,447,383)		813,276,911
Other Assets, Less Liabilities — (19.61)%		(133,311,730)

NET ASSETS — 100.00%		$679,965,181

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

42	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® DOW JONES U.S. INSURANCE INDEX FUND

April 30, 2012

Security	Shares	Value

COMMON STOCKS — 99.87%

FINANCIAL GUARANTEE INSURANCE — 1.13%
Assured Guaranty Ltd.	33,784	$479,057
MBIA Inc.[a,b]	31,066	313,145

		792,202
INSURANCE BROKERS — 2.72%
Arthur J. Gallagher & Co.	22,755	854,678
Brown & Brown Inc.	23,592	636,276
Erie Indemnity Co. Class A	5,509	423,642

		1,914,596
LIFE/HEALTH INSURANCE — 25.63%
Aflac Inc.	95,626	4,306,995
American Equity Investment Life Holding Co.	12,156	149,033
CNO Financial Group Inc.[b]	44,575	324,060
Delphi Financial Group Inc. Class A	9,696	440,392
Lincoln National Corp.	61,244	1,517,014
National Western Life Insurance Co. Class A	427	58,098
Primerica Inc.	8,698	228,149
Principal Financial Group Inc.	58,319	1,613,687
Protective Life Corp.	16,843	492,826
Prudential Financial Inc.	98,476	5,961,737
StanCorp Financial Group Inc.	9,067	347,991
Symetra Financial Corp.	15,885	193,162
Torchmark Corp.	20,706	1,008,589
Unum Group	59,364	1,409,301

		18,051,034
MULTI-LINE INSURANCE — 39.88%
ACE Ltd.	68,717	5,220,430
Allstate Corp. (The)	96,484	3,215,812
American Financial Group Inc.	17,632	686,237
American International Group Inc.[b]	88,203	3,001,548
American National Insurance Co.	2,919	204,914
Assurant Inc.	18,690	753,955
Cincinnati Financial Corp.	30,848	1,098,806
CNA Financial Corp.	5,983	183,199
Genworth Financial Inc. Class Ab	99,119	595,705
Hartford Financial Services Group Inc. (The)	90,150	1,852,583

Security	Shares	Value

Horace Mann Educators Corp.	8,115	$142,418
Kemper Corp.	8,974	269,130
Loews Corp.	70,020	2,879,923
MetLife Inc.	166,988	6,016,578
Old Republic International Corp.	49,560	493,122
United Fire Group Inc.	4,504	77,559
XL Group PLC	65,079	1,399,849

		28,091,768
PROPERTY/CASUALTY INSURANCE — 28.20%
Alleghany Corp.[a,b]	3,262	1,118,540
AmTrust Financial Services Inc.	4,858	132,332
Arch Capital Group Ltd.[b]	26,919	1,057,378
Chubb Corp. (The)	56,426	4,123,048
Employers Holdings Inc.	5,058	87,605
First American Financial Corp.	21,448	359,254
Hanover Insurance Group Inc. (The)	9,249	373,290
Harleysville Group Inc.	2,460	147,452
HCC Insurance Holdings Inc.	21,614	690,783
Infinity Property and Casualty Corp.	2,407	128,558
Markel Corp.[a,b]	1,967	866,031
Meadowbrook Insurance Group Inc.	10,385	91,699
Mercury General Corp.	4,942	223,329
Navigators Group Inc. (The)[a,b]	2,348	111,530
OneBeacon Insurance Group Ltd.[a]	4,623	65,785
ProAssurance Corp.	5,921	521,581
Progressive Corp. (The)	116,040	2,471,652
RLI Corp.	3,559	245,144
Safety Insurance Group Inc.	2,930	116,760
Selective Insurance Group Inc.	10,973	191,918
Tower Group Inc.	7,360	158,829
Travelers Companies Inc. (The)	79,759	5,130,099
W.R. Berkley Corp.	22,809	858,987
White Mountains Insurance Group Ltd.[a]	1,136	594,128

		19,865,712
REINSURANCE — 2.31%
Allied World Assurance Co. Holdings Ltd.	7,707	554,596
Argo Group International Holdings Ltd.[a]	6,309	182,078
Axis Capital Holdings Ltd.	26,255	893,195

		1,629,869

TOTAL COMMON STOCKS
(Cost: $71,332,981)		70,345,181

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INSURANCE INDEX FUND

April 30, 2012

Security	Shares	Value

SHORT-TERM INVESTMENTS — 2.07%

MONEY MARKET FUNDS — 2.07%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.26%[c,d,e]	1,263,185	$1,263,185
BlackRock Cash Funds: Prime, SL Agency Shares
0.24%[c,d,e]	91,823	91,823
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[c,d]	104,188	104,188

		1,459,196

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,459,196)		1,459,196

TOTAL INVESTMENTS IN SECURITIES — 101.94%
(Cost: $72,792,177)		71,804,377
Other Assets, Less Liabilities — (1.94)%		(1,366,868)

NET ASSETS — 100.00%		$70,437,509

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

44	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® DOW JONES U.S. MEDICAL DEVICES INDEX FUND

April 30, 2012

Security	Shares	Value

COMMON STOCKS — 99.93%

DIAGNOSTIC EQUIPMENT — 1.95%
Cepheid Inc.[a,b]	168,989	$6,490,868

		6,490,868
ELECTRONIC MEASURING INSTRUMENTS — 1.09%
Analogic Corp.	53,076	3,620,314

		3,620,314
ENTERPRISE SOFTWARE/SERVICES — 0.74%
Omnicell Inc.[a]	171,929	2,453,427

		2,453,427
INSTRUMENTS — SCIENTIFIC — 11.06%
Thermo Fisher Scientific Inc.	433,799	24,140,914
Waters Corp.[a]	149,992	12,615,827

		36,756,741
MEDICAL — BIOMEDICAL/GENE — 1.91%
Bio-Rad Laboratories Inc. Class Aa	58,780	6,347,652

		6,347,652
MEDICAL INSTRUMENTS — 40.46%
ArthroCare Corp.[a,b]	122,514	3,057,949
Boston Scientific Corp.[a]	2,397,979	15,011,349
Bruker Corp.[a]	313,086	4,705,683
Conceptus Inc.[a,b]	150,999	2,834,251
Endologix Inc.[a,b]	236,804	3,547,324
Integra LifeSciences Holdings Corp.[a,b]	92,638	3,448,913
Intuitive Surgical Inc.[a]	45,492	26,303,474
MAKO Surgical Corp.[a,b]	126,152	5,211,339
Medtronic Inc.	917,942	35,065,384
Natus Medical Inc.[a,b]	185,411	2,269,431
NuVasive Inc.[a,b]	194,585	3,224,273
St. Jude Medical Inc.	439,872	17,031,844
Symmetry Medical Inc.[a,b]	249,933	1,777,024
Thoratec Corp.[a]	177,631	6,183,335
Volcano Corp.[a,b]	175,139	4,755,024

		134,426,597
MEDICAL PRODUCTS — 35.62%
ABIOMED Inc.[a,b]	149,585	3,639,403
Accuray Inc.[a,b]	348,007	2,679,654
CareFusion Corp.[a]	432,213	11,198,639
Covidien PLC	517,492	28,581,083
Hill-Rom Holdings Inc.	181,572	5,892,011
Invacare Corp.	164,502	2,607,357

Security	Shares	Value

NxStage Medical Inc.[a,b]	200,189	$3,403,213
Sirona Dental Systems Inc.[a]	146,439	7,396,634
Stryker Corp.	379,239	20,695,072
Varian Medical Systems Inc.[a]	193,135	12,248,622
Wright Medical Group Inc.[a,b]	177,477	3,306,396
Zimmer Holdings Inc.	265,790	16,726,165

		118,374,249
MEDICAL STERILIZATION PRODUCTS — 1.61%
Steris Corp.	170,630	5,359,488

		5,359,488
PATIENT MONITORING EQUIPMENT — 2.27%
Insulet Corp.[a,b]	175,323	3,131,269
Masimo Corp.[a]	198,500	4,392,805

		7,524,074
RESPIRATORY PRODUCTS — 3.22%
ResMed Inc.[a,b]	314,835	10,707,538

		10,707,538

TOTAL COMMON STOCKS
(Cost: $345,729,773)		332,060,948

SHORT-TERM INVESTMENTS — 12.64%

MONEY MARKET FUNDS — 12.64%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.26%[c,d,e]	38,943,175	38,943,175
BlackRock Cash Funds: Prime, SL Agency Shares
0.24%[c,d,e]	2,830,859	2,830,859
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[c,d]	217,793	217,793

		41,991,827

TOTAL SHORT-TERM INVESTMENTS
(Cost: $41,991,827)		41,991,827

TOTAL INVESTMENTS IN SECURITIES — 112.57%
(Cost: $387,721,600)		374,052,775
Other Assets, Less Liabilities — (12.57)%		(41,765,826)

NET ASSETS — 100.00%		$332,286,949

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. MEDICAL DEVICES INDEX FUND

April 30, 2012

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

46	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® DOW JONES U.S. OIL & GAS EXPLORATION & PRODUCTION INDEX FUND

April 30, 2012

Security	Shares	Value

COMMON STOCKS — 99.94%

OIL — FIELD SERVICES — 0.40%
Targa Resources Corp.	31,067	$1,494,012

		1,494,012
OIL COMPANIES — EXPLORATION & PRODUCTION — 87.92%
Anadarko Petroleum Corp.	411,593	30,132,724
Apache Corp.	316,682	30,382,471
Apco Oil and Gas International Inc.[a]	9,029	378,767
Approach Resources Inc.[a,b]	20,084	720,614
ATP Oil & Gas Corp.[a,b]	44,113	333,494
Berry Petroleum Co. Class A	49,643	2,261,239
Bill Barrett Corp.[b]	41,322	990,902
BPZ Resources Inc.[a,b]	106,737	432,285
Cabot Oil & Gas Corp.	185,545	6,520,051
Carrizo Oil & Gas Inc.[a,b]	33,984	952,911
Chesapeake Energy Corp.	569,112	10,494,425
Cimarex Energy Co.	76,500	5,286,915
Clayton Williams Energy Inc.[a,b]	8,823	648,843
Cobalt International Energy Inc.[b]	169,180	4,527,257
Comstock Resources Inc.[b]	46,721	820,888
Concho Resources Inc.[b]	91,033	9,756,917
Contango Oil & Gas Co.[a,b]	12,877	698,706
Continental Resources Inc.[a,b]	52,292	4,667,061
Denbury Resources Inc.[b]	349,263	6,649,968
Devon Energy Corp.	320,777	22,406,273
Energen Corp.	66,311	3,473,370
EOG Resources Inc.	224,945	24,701,210
EQT Corp.	132,740	6,613,107
EXCO Resources Inc.[a]	146,841	1,077,813
Forest Oil Corp.[b]	108,456	1,444,634
GeoResources Inc.[a,b]	21,249	801,300
Goodrich Petroleum Corp.[a,b]	27,396	459,431
Gulfport Energy Corp.[a,b]	39,960	1,047,352
Kodiak Oil & Gas Corp.[a,b]	230,575	2,040,589
Magnum Hunter Resources Corp.[a,b]	125,619	780,094
McMoRan Exploration Co.[a,b]	102,818	904,798
Newfield Exploration Co.[b]	121,200	4,351,080
Noble Energy Inc.	152,000	15,096,640
Northern Oil and Gas Inc.[a,b]	60,227	1,170,211
Oasis Petroleum Inc.[a,b]	65,715	2,173,195
Occidental Petroleum Corp.	645,708	58,901,484
Petroleum Development Corp.[a,b]	22,988	790,557

Security	Shares	Value

Pioneer Natural Resources Co.	106,145	$12,293,714
Plains Exploration & Production Co.[b]	126,446	5,165,319
QEP Resources Inc.	159,482	4,913,640
Quicksilver Resources Inc.[a,b]	119,389	561,128
Range Resources Corp.	141,642	9,441,856
Resolute Energy Corp.[a,b]	50,661	537,513
Rex Energy Corp.[a,b]	43,136	453,359
Rosetta Resources Inc.[a,b]	49,290	2,477,808
SandRidge Energy Inc.[a,b]	354,472	2,832,231
SM Energy Co.	57,679	3,813,159
Southwestern Energy Co.[b]	302,905	9,565,740
Stone Energy Corp.[a,b]	46,666	1,308,981
Swift Energy Co.[a,b]	40,713	1,231,568
Ultra Petroleum Corp.[b]	139,555	2,757,607
W&T Offshore Inc.	35,387	699,601
Whiting Petroleum Corp.[b]	104,840	5,996,848
WPX Energy Inc.[b]	178,819	3,141,850

		332,081,498
OIL COMPANIES — INTEGRATED — 3.38%
Marathon Petroleum Corp.	307,219	12,783,383

		12,783,383
OIL REFINING & MARKETING — 8.24%
Cheniere Energy Inc.[a,b]	141,235	2,586,013
CVR Energy Inc.[b]	81,020	2,459,767
HollyFrontier Corp.	173,416	5,344,681
Sunoco Inc.	97,396	4,800,649
Tesoro Corp.[a,b]	127,434	2,962,840
Valero Energy Corp.	484,077	11,956,702
Western Refining Inc.[a]	52,935	1,008,412

		31,119,064

TOTAL COMMON STOCKS
(Cost: $435,180,320)		377,477,957

SHORT-TERM INVESTMENTS — 6.48%

MONEY MARKET FUNDS — 6.48%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.26%[c,d,e]	22,564,421	22,564,421
BlackRock Cash Funds: Prime, SL Agency Shares
0.24%[c,d,e]	1,640,254	1,640,254

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. OIL & GAS EXPLORATION & PRODUCTION INDEX FUND

April 30, 2012

Security	Shares	Value

BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[c,d]	285,566	$285,566

		24,490,241

TOTAL SHORT-TERM INVESTMENTS
(Cost: $24,490,241)		24,490,241

TOTAL INVESTMENTS IN SECURITIES — 106.42%
(Cost: $459,670,561)		401,968,198
Other Assets, Less Liabilities — (6.42)%		(24,253,953)

NET ASSETS — 100.00%		$377,714,245

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

48	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® DOW JONES U.S. OIL EQUIPMENT & SERVICES INDEX FUND

April 30, 2012

Security	Shares	Value

COMMON STOCKS — 99.94%

ENGINEERING / RESEARCH AND DEVELOPMENT SERVICES —1.29%
McDermott International Inc.[a]	518,156	$5,855,163

		5,855,163
MACHINERY — GENERAL INDUSTRIAL — 1.20%
Chart Industries Inc.[a,b]	70,936	5,421,638

		5,421,638
OIL & GAS DRILLING — 16.61%
Atwood Oceanics Inc.[a]	130,156	5,769,815
Diamond Offshore Drilling Inc.	135,297	9,274,609
Helmerich & Payne Inc.	192,086	9,871,300
Hercules Offshore Inc.[a,b]	482,557	2,451,390
Nabors Industries Ltd.[a]	564,247	9,394,713
Noble Corp.[a]	448,386	17,065,571
Parker Drilling Co.[a,b]	355,899	1,839,998
Patterson-UTI Energy Inc.	349,767	5,655,732
Rowan Companies Inc.[a]	261,019	9,012,986
Unit Corp.[a]	114,811	4,850,765

		75,186,879
OIL — FIELD SERVICES — 54.30%
Baker Hughes Inc.	632,730	27,909,720
Basic Energy Services Inc.[a,b]	93,938	1,352,707
CARBO Ceramics Inc.[b]	48,972	4,118,056
Exterran Holdings Inc.[a,b]	185,420	2,505,024
Halliburton Co.	1,219,253	41,722,838
Helix Energy Solutions Group Inc.[a,b]	250,093	5,104,398
Hornbeck Offshore Services Inc.[a,b]	83,190	3,463,200
Key Energy Services Inc.[a,b]	349,890	4,429,607
Matrix Service Co.[a,b]	91,718	1,251,951
Newpark Resources Inc.[a,b]	275,540	1,752,434
Oceaneering International Inc.	212,267	10,959,345
Oil States International Inc.[a]	107,336	8,541,799
Pioneer Drilling Co.[a,b]	195,554	1,540,966
RPC Inc.[b]	221,129	2,286,474
Schlumberger Ltd.	1,267,982	94,008,186
SEACOR Holdings Inc.[a]	52,381	4,867,766
Superior Energy Services Inc.[a]	318,922	8,585,380
Tesco Corp.[a,b]	107,422	1,754,201
TETRA Technologies Inc.[a,b]	233,302	2,032,060

Security	Shares	Value

Weatherford International Ltd.[a,b]	1,230,572	$17,560,263

		245,746,375
OIL FIELD MACHINERY & EQUIPMENT — 22.53%
Cameron International Corp.[a]	396,871	20,339,639
Dresser-Rand Group Inc.[a]	160,129	7,795,080
Dril-Quip Inc.[a,b]	84,847	5,717,839
Flotek Industries Inc.[a,b]	156,486	2,134,469
FMC Technologies Inc.[a,b]	395,809	18,603,023
Lufkin Industries Inc.	72,125	5,542,085
National Oilwell Varco Inc.	552,153	41,831,111

		101,963,246
SEISMIC DATA COLLECTION — 0.90%
ION Geophysical Corp.[a,b]	354,190	2,206,604
OYO Geospace Corp.[a,b]	16,187	1,865,066

		4,071,670
TRANSPORTATION — MARINE — 2.16%
GulfMark Offshore Inc. Class Aa,b	70,607	3,401,139
Tidewater Inc.	115,802	6,372,584

		9,773,723
TRANSPORTATION — SERVICES — 0.95%
Bristow Group Inc.	87,956	4,296,651

		4,296,651

TOTAL COMMON STOCKS
(Cost: $506,110,752)		452,315,345

SHORT-TERM INVESTMENTS — 9.07%

MONEY MARKET FUNDS — 9.07%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.26%[c,d,e]	38,028,962	38,028,962
BlackRock Cash Funds: Prime, SL Agency Shares
0.24%[c,d,e]	2,764,403	2,764,403
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[c,d]	273,064	273,064

		41,066,429

TOTAL SHORT-TERM INVESTMENTS
(Cost: $41,066,429)		41,066,429

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. OIL EQUIPMENT & SERVICES INDEX FUND

April 30, 2012

Value

TOTAL INVESTMENTS IN SECURITIES — 109.01%
(Cost: $547,177,181)	$493,381,774
Other Assets, Less Liabilities — (9.01)%	(40,770,761)

NET ASSETS — 100.00%	$452,611,013

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

50	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® DOW JONES U.S. PHARMACEUTICALS INDEX FUND

April 30, 2012

Security	Shares	Value

COMMON STOCKS — 99.80%

CONSUMER PRODUCTS — MISCELLANEOUS — 1.14%
Prestige Brands Holdings Inc.[a,b]	250,216	$4,251,170

		4,251,170
MEDICAL — BIOMEDICAL/GENE — 5.42%
AMAG Pharmaceuticals Inc.[a,b]	173,674	2,719,735
ARIAD Pharmaceuticals Inc.[a,b]	426,342	6,949,375
Enzon Pharmaceuticals Inc.[a,b]	376,836	2,347,688
Medicines Co. (The)[a]	225,657	4,984,763
Spectrum Pharmaceuticals Inc.[a,b]	304,549	3,237,356

		20,238,917
MEDICAL — DRUGS — 71.40%
Abbott Laboratories	444,605	27,592,186
Akorn Inc.[a,b]	335,812	4,073,400
Alkermes PLC[a,b]	322,573	5,580,513
Allergan Inc.	175,916	16,887,936
Auxilium Pharmaceuticals Inc.[a]	219,529	3,933,960
Bristol-Myers Squibb Co.	651,850	21,752,235
Eli Lilly and Co.	468,824	19,404,625
Endo Pharmaceuticals Holdings Inc.[a]	222,053	7,802,942
Forest Laboratories Inc.[a]	325,697	11,344,027
Ironwood Pharmaceuticals Inc. Class Aa	337,525	4,458,705
Jazz Pharmaceuticals PLC[a,b]	112,725	5,752,357
Johnson & Johnson	520,837	33,901,280
Medicis Pharmaceutical Corp. Class A	177,244	6,818,577
Medivation Inc.[a,b]	91,042	7,363,477
Merck & Co. Inc.	757,827	29,737,131
Optimer Pharmaceuticals Inc.[a,b]	264,363	3,912,572
Pfizer Inc.	1,525,988	34,990,905
Rigel Pharmaceuticals Inc.[a,b]	415,302	3,210,284
Salix Pharmaceuticals Ltd.[a,b]	136,556	6,745,866
ViroPharma Inc.[a,b]	207,121	4,504,882
VIVUS Inc.[a,b]	286,391	6,936,390

		266,704,250
MEDICAL — GENERIC DRUGS — 12.53%
Impax Laboratories Inc.[a,b]	228,369	5,624,728
Mylan Inc.[a]	508,936	11,049,000
Par Pharmaceutical Companies Inc.[a,b]	137,944	5,840,549
Perrigo Co.	105,342	11,050,376

Security	Shares	Value

Watson Pharmaceuticals Inc.[a]	175,824	$13,250,097

		46,814,750
MEDICAL PRODUCTS — 2.48%
Hospira Inc.[a]	263,396	9,250,467

		9,250,467
RESEARCH & DEVELOPMENT — 0.83%
AVEO Pharmaceuticals Inc.[a]	269,900	3,103,850

		3,103,850
THERAPEUTICS — 6.00%
Questcor Pharmaceuticals Inc.[a,b]	164,336	7,378,687
Theravance Inc.[a,b]	275,585	5,963,659
Warner Chilcott PLC Class Aa	417,133	9,072,643

		22,414,989
TOTAL COMMON STOCKS
(Cost: $332,817,959)		372,778,393

SHORT-TERM INVESTMENTS — 17.56%

MONEY MARKET FUNDS — 17.56%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.26%[c,d,e]	60,762,349	60,762,349
BlackRock Cash Funds: Prime, SL Agency Shares
0.24%[c,d,e]	4,416,940	4,416,940
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[c,d]	432,589	432,589

		65,611,878

TOTAL SHORT-TERM INVESTMENTS
(Cost: $65,611,878)		65,611,878

TOTAL INVESTMENTS IN SECURITIES — 117.36%
(Cost: $398,429,837)		438,390,271
Other Assets, Less Liabilities — (17.36)%		(64,859,111)

NET ASSETS — 100.00%		$373,531,160

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	51

Schedule of Investments

iSHARES® DOW JONES U.S. REGIONAL BANKS INDEX FUND

April 30, 2012

Security	Shares	Value

COMMON STOCKS — 99.78%

COMMERCIAL BANKS — CENTRAL U.S. — 9.29%
Associated Banc-Corp	87,615	$1,167,908
BOK Financial Corp.	13,478	768,650
Commerce Bancshares Inc.	40,132	1,609,293
Cullen/Frost Bankers Inc.	29,275	1,726,054
First Financial Bankshares Inc.[a]	15,966	540,290
First Midwest Bancorp Inc.	37,726	401,782
FirstMerit Corp.	55,413	930,938
International Bancshares Corp.[a]	29,125	574,636
MB Financial Inc.	27,706	572,683
Old National Bancorp	48,159	617,398
Park National Corp.[a]	6,742	453,400
PrivateBancorp Inc.	32,970	518,618
Prosperity Bancshares Inc.	23,707	1,105,932
TCF Financial Corp.	76,544	877,960
UMB Financial Corp.	17,664	848,755
Wintrust Financial Corp.	18,028	651,352

		13,365,649
COMMERCIAL BANKS — EASTERN U.S. — 9.32%
CapitalSource Inc.[a]	139,321	898,621
F.N.B. Corp.	70,568	800,947
Fulton Financial Corp.	101,280	1,062,427
M&T Bank Corp.	63,768	5,501,265
National Penn Bancshares Inc.	64,770	597,179
Signature Bank[a,b]	23,384	1,536,095
Susquehanna Bancshares Inc.	93,733	972,011
Valley National Bancorp[a]	94,588	1,191,809
Webster Financial Corp.	37,563	853,807

		13,414,161
COMMERCIAL BANKS — SOUTHERN U.S. — 15.70%
BancorpSouth Inc.[a]	39,572	533,035
BB&T Corp.	350,492	11,229,764
First Horizon National Corp.	132,346	1,214,936
Hancock Holding Co.	39,449	1,269,469
IBERIABANK Corp.	14,894	760,636
Popular Inc.[b]	518,383	922,722
Regions Financial Corp.	713,422	4,808,464
Synovus Financial Corp.	286,698	602,066
Trustmark Corp.	28,960	737,032
United Bankshares Inc.[a]	19,713	521,015

		22,599,139

Security	Shares	Value

COMMERCIAL BANKS — WESTERN U.S. — 7.29%
Bank of Hawaii Corp.	23,547	$1,151,213
Cathay General Bancorp	39,837	685,993
City National Corp.	24,785	1,320,049
East West Bancorp Inc.	74,884	1,705,109
Glacier Bancorp Inc.	36,500	543,850
PacWest Bancorp	15,972	380,453
SVB Financial Group[a,b]	21,890	1,402,930
Umpqua Holdings Corp.	56,952	754,045
Westamerica Bancorp	14,491	664,702
Zions Bancorp	92,485	1,885,769

		10,494,113
SAVINGS & LOANS/THRIFTS — CENTRAL U.S. — 1.02%
Capitol Federal Financial Inc.	85,057	1,004,523
TFS Financial Corp.[b]	47,359	465,539

		1,470,062
SAVINGS & LOANS/THRIFTS — EASTERN U.S. — 6.39%
Astoria Financial Corp.	45,465	440,556
First Niagara Financial Group Inc.	149,317	1,334,894
Hudson City Bancorp Inc.	246,914	1,743,213
New York Community Bancorp Inc.	221,701	2,990,746
People’s United Financial Inc.	183,931	2,269,708
Provident Financial Services Inc.	28,868	424,360

		9,203,477
SAVINGS & LOANS/THRIFTS — WESTERN U.S. — 0.66%
Washington Federal Inc.	54,532	956,491

		956,491
SUPER-REGIONAL BANKS — U.S. — 50.11%
Comerica Inc.	102,064	3,268,089
Fifth Third Bancorp	465,160	6,619,227
Huntington Bancshares Inc.	438,638	2,934,488
KeyCorp	483,399	3,886,528
PNC Financial Services Group Inc. (The)[c]	266,465	17,671,959
SunTrust Banks Inc.	271,842	6,600,324
U.S. Bancorp	968,019	31,141,171

		72,121,786

TOTAL COMMON STOCKS
(Cost: $167,003,460)		143,624,878

52	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. REGIONAL BANKS INDEX FUND

April 30, 2012

Security	Shares	Value

SHORT-TERM INVESTMENTS — 3.02%

MONEY MARKET FUNDS — 3.02%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.26%[c,d,e]	3,913,415	$3,913,415
BlackRock Cash Funds: Prime, SL Agency Shares
0.24%[c,d,e]	284,474	284,474
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[c,d]	151,465	151,465

		4,349,354

TOTAL SHORT-TERM INVESTMENTS
(Cost: $4,349,354)		4,349,354

TOTAL INVESTMENTS IN SECURITIES — 102.80%
(Cost: $171,352,814)		147,974,232
Other Assets, Less Liabilities — (2.80)%		(4,033,478)

NET ASSETS — 100.00%		$143,940,754

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	53

Statements of Assets and Liabilities

iSHARES® TRUST

April 30, 2012

	iShares Dow Jones U.S. Aerospace & Defense Index Fund	iShares Dow Jones U.S. Broker-Dealers Index Fund	iShares Dow Jones U.S. Healthcare Providers Index Fund

ASSETS
Investments, at cost:
Unaffiliated	$118,939,515	$71,479,088	$305,127,411
Affiliated (Note 2)	8,721,980	6,651,677	26,407,926

Total cost of investments	$127,661,495	$78,130,765	$331,535,337

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$106,947,838	$54,138,333	$284,910,863
Affiliated (Note 2)	8,721,980	6,651,677	26,407,926

Total fair value of investments	115,669,818	60,790,010	311,318,789
Receivables:
Dividends and interest	106,234	32,220	29,053
Capital shares sold	—	—	12,957

Total Assets	115,776,052	60,822,230	311,360,799

LIABILITIES
Payables:
Collateral for securities on loan (Note 5)	8,661,560	6,576,762	25,968,900
Investment advisory fees (Note 2)	40,936	25,169	99,066

Total Liabilities	8,702,496	6,601,931	26,067,966

NET ASSETS	$107,073,556	$54,220,299	$285,292,833

Net assets consist of:
Paid-in capital	$156,638,332	$140,770,350	$317,287,612
Undistributed net investment income	57,143	—	42,684
Accumulated net realized loss	(37,630,242)	(69,209,296)	(11,820,915)
Net unrealized depreciation	(11,991,677)	(17,340,755)	(20,216,548)

NET ASSETS	$107,073,556	$54,220,299	$285,292,833

Shares outstanding[b]	1,600,000	2,300,000	4,450,000

Net asset value per share	$66.92	$23.57	$64.11

[a]	Securities on loan with values of $8,346,470, $6,288,340 and $25,067,805, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

54	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2012

	iShares Dow Jones U.S. Home Construction Index Fund	iShares Dow Jones U.S. Insurance Index Fund	iShares Dow Jones U.S. Medical Devices Index Fund

ASSETS
Investments, at cost:
Unaffiliated	$631,661,883	$71,332,981	$345,729,773
Affiliated (Note 2)	148,785,500	1,459,196	41,991,827

Total cost of investments	$780,447,383	$72,792,177	$387,721,600

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$664,998,908	$70,345,181	$332,060,948
Affiliated (Note 2)	148,278,003	1,459,196	41,991,827

Total fair value of investments	813,276,911	71,804,377	374,052,775
Receivables:
Dividends and interest	398,182	14,523	136,065
Capital shares sold	42,178	—	—

Total Assets	813,717,271	71,818,900	374,188,840

LIABILITIES
Payables:
Collateral for securities on loan (Note 5)	133,516,902	1,355,008	41,774,034
Capital shares redeemed	2,833	—	—
Investment advisory fees (Note 2)	232,355	26,383	127,857

Total Liabilities	133,752,090	1,381,391	41,901,891

NET ASSETS	$679,965,181	$70,437,509	$332,286,949

Net assets consist of:
Paid-in capital	$852,887,889	$90,436,461	$388,435,228
Undistributed net investment income	314,220	41,267	430,352
Accumulated net realized loss	(206,066,456)	(19,052,419)	(42,909,806)
Net unrealized appreciation (depreciation)	32,829,528	(987,800)	(13,668,825)

NET ASSETS	$679,965,181	$70,437,509	$332,286,949

Shares outstanding[b]	43,950,000	2,200,000	4,950,000

Net asset value per share	$15.47	$32.02	$67.13

[a]	Securities on loan with values of $126,443,612, $1,315,300 and $40,783,031, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	55

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2012

	iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund	iShares Dow Jones U.S. Oil Equipment & Services Index Fund	iShares Dow Jones U.S. Pharmaceuticals Index Fund

ASSETS
Investments, at cost:
Unaffiliated	$435,180,320	$506,110,752	$332,817,959
Affiliated (Note 2)	24,490,241	41,066,429	65,611,878

Total cost of investments	$459,670,561	$547,177,181	$398,429,837

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$377,477,957	$452,315,345	$372,778,393
Affiliated (Note 2)	24,490,241	41,066,429	65,611,878

Total fair value of investments	401,968,198	493,381,774	438,390,271
Receivables:
Dividends and interest	84,198	192,847	459,223
Capital shares sold	3,865	3,290	—

Total Assets	402,056,261	493,577,911	438,849,494

LIABILITIES
Payables:
Collateral for securities on loan (Note 5)	24,204,675	40,793,365	65,179,289
Investment advisory fees (Note 2)	137,341	173,533	139,045

Total Liabilities	24,342,016	40,966,898	65,318,334

NET ASSETS	$377,714,245	$452,611,013	$373,531,160

Net assets consist of:
Paid-in capital	$460,977,720	$602,902,075	$339,223,261
Undistributed net investment income	—	—	300,059
Accumulated net realized loss	(25,561,112)	(96,495,655)	(5,952,594)
Net unrealized appreciation (depreciation)	(57,702,363)	(53,795,407)	39,960,434

NET ASSETS	$377,714,245	$452,611,013	$373,531,160

Shares outstanding[b]	5,850,000	8,450,000	4,450,000

Net asset value per share	$64.57	$53.56	$83.94

[a]	Securities on loan with values of $23,731,043, $39,657,898 and $62,654,501, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

56	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2012

iShares Dow Jones U.S. Regional Banks Index Fund

ASSETS
Investments, at cost:
Unaffiliated	$149,273,122
Affiliated (Note 2)	22,079,692

Total cost of investments	$171,352,814

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$125,952,919
Affiliated (Note 2)	22,021,313

Total fair value of investments	147,974,232
Receivables:
Dividends and interest	217,076

Total Assets	148,191,308

LIABILITIES
Payables:
Collateral for securities on loan (Note 5)	4,197,889
Investment advisory fees (Note 2)	52,665

Total Liabilities	4,250,554

NET ASSETS	$143,940,754

Net assets consist of:
Paid-in capital	$212,299,067
Undistributed net investment income	380,566
Accumulated net realized loss	(45,360,297)
Net unrealized depreciation	(23,378,582)

NET ASSETS	$143,940,754

Shares outstanding[b]	5,800,000

Net asset value per share	$24.82

[a]	Securities on loan with a value of $4,028,740. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	57

Statements of Operations

iSHARES® TRUST

Year ended April 30, 2012

	iShares Dow Jones U.S. Aerospace & Defense Index Fund	iShares Dow Jones U.S. Broker-Dealers Index Fund	iShares Dow Jones U.S. Healthcare Providers Index Fund

NET INVESTMENT INCOME
Dividends — unaffiliated	$1,848,238	$886,806	$1,903,146
Interest — affiliated (Note 2)	49	20	108
Securities lending income — affiliated (Note 2)	22,109	27,410	128,142

Total investment income	1,870,396	914,236	2,031,396

EXPENSES
Investment advisory fees (Note 2)	561,135	300,125	1,197,072

Total expenses	561,135	300,125	1,197,072

Net investment income	1,309,261	614,111	834,324

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(3,387,070)	(7,440,291)	(4,722,739)
In-kind redemptions — unaffiliated	(3,274,135)	(5,549,662)	13,347,593

Net realized gain (loss)	(6,661,205)	(12,989,953)	8,624,854

Net change in unrealized appreciation/depreciation	(1,190,592)	(6,548,146)	(30,972,468)

Net realized and unrealized loss	(7,851,797)	(19,538,099)	(22,347,614)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(6,542,536)	$(18,923,988)	$(21,513,290)

See notes to financial statements.

58	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2012

	iShares Dow Jones U.S. Home Construction Index Fund	iShares Dow Jones U.S. Insurance Index Fund	iShares Dow Jones U.S. Medical Devices Index Fund

NET INVESTMENT INCOME
Dividends — unaffiliated	$4,741,596	$1,449,721	$2,671,213
Dividends — affiliated (Note 2)	78,730	—	—
Interest — affiliated (Note 2)	115	24	122
Securities lending income — affiliated (Note 2)	199,953	8,806	184,686

Total investment income	5,020,394	1,458,551	2,856,021

EXPENSES
Investment advisory fees (Note 2)	1,939,468	305,190	1,764,941

Total expenses	1,939,468	305,190	1,764,941

Net investment income	3,080,926	1,153,361	1,091,080

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(9,413,184)	(2,214,854)	(2,280,642)
Investments — affiliated (Note 2)	(9,180,261)	—	—
In-kind redemptions — unaffiliated	6,234,495	2,270,689	31,854,916
In-kind redemptions — affiliated (Note 2)	(2,809,502)	—	—

Net realized gain (loss)	(15,168,452)	55,835	29,574,274

Net change in unrealized appreciation/depreciation	44,066,200	(3,588,223)	(52,293,043)

Net realized and unrealized gain (loss)	28,897,748	(3,532,388)	(22,718,769)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$31,978,674	$(2,379,027)	$(21,627,689)

See notes to financial statements.

FINANCIAL STATEMENTS	59

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2012

	iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund	iShares Dow Jones U.S. Oil Equipment & Services Index Fund	iShares Dow Jones U.S. Pharmaceuticals Index Fund

NET INVESTMENT INCOME
Dividends — unaffiliated	$3,601,233	$3,927,305	$5,061,419
Interest — affiliated (Note 2)	184	136	133
Securities lending income — affiliated (Note 2)	228,761	214,911	93,603

Total investment income	3,830,178	4,142,352	5,155,155

EXPENSES
Investment advisory fees (Note 2)	1,892,250	2,405,526	1,303,579

Total expenses	1,892,250	2,405,526	1,303,579

Net investment income	1,937,928	1,736,826	3,851,576

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(16,050,993)	(5,798,069)	(517,539)
In-kind redemptions — unaffiliated	23,345,170	63,696,958	41,558,579

Net realized gain	7,294,177	57,898,889	41,041,040

Net change in unrealized appreciation/depreciation	(88,496,239)	(216,534,354)	14,036,937

Net realized and unrealized gain (loss)	(81,202,062)	(158,635,465)	55,077,977

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(79,264,134)	$(156,898,639)	$58,929,553

See notes to financial statements.

60	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2012

iShares Dow Jones U.S. Regional Banks Index Fund

NET INVESTMENT INCOME
Dividends — unaffiliated	$2,302,122
Dividends — affiliated (Note 2)	336,128
Interest — affiliated (Note 2)	40
Securities lending income — affiliated (Note 2)	17,148

Total investment income	2,655,438

EXPENSES
Investment advisory fees (Note 2)	522,075

Total expenses	522,075

Net investment income	2,133,363

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(6,340,773)
Investments — affiliated (Note 2)	(184,431)
In-kind redemptions — unaffiliated	(2,847,092)
In-kind redemptions — affiliated (Note 2)	(449,671)

Net realized loss	(9,821,967)

Net change in unrealized appreciation/depreciation	8,232,943

Net realized and unrealized loss	(1,589,024)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$544,339

See notes to financial statements.

FINANCIAL STATEMENTS	61

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Dow Jones U.S. Aerospace & Defense Index Fund		iShares Dow Jones U.S. Broker-Dealers Index Fund
	Year ended April 30, 2012	Year ended April 30, 2011	Year ended April 30, 2012	Year ended April 30, 2011

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,309,261	$1,656,279	$614,111	$1,595,757
Net realized loss	(6,661,205)	(8,449,989)	(12,989,953)	(9,193,083)
Net change in unrealized appreciation/depreciation	(1,190,592)	11,652,112	(6,548,146)	5,409,347

Net increase (decrease) in net assets resulting from operations	(6,542,536)	4,858,402	(18,923,988)	(2,187,979)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,314,069)	(1,683,637)	(614,111)	(1,595,757)
Return of capital	—	—	(204,552)	(151,174)

Total distributions to shareholders	(1,314,069)	(1,683,637)	(818,663)	(1,746,931)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	72,318,242	428,124,434	102,244,053	216,342,160
Cost of shares redeemed	(103,216,319)	(524,265,533)	(156,873,720)	(192,291,628)

Net increase (decrease) in net assets from capital share transactions	(30,898,077)	(96,141,099)	(54,629,667)	24,050,532

INCREASE (DECREASE) IN NET ASSETS	(38,754,682)	(92,966,334)	(74,372,318)	20,115,622

NET ASSETS
Beginning of year	145,828,238	238,794,572	128,592,617	108,476,995

End of year	$107,073,556	$145,828,238	$54,220,299	$128,592,617

Undistributed net investment income included in net assets at end of year	$57,143	$61,951	$—	$—

SHARES ISSUED AND REDEEMED
Shares sold	1,100,000	8,250,000	4,500,000	7,450,000
Shares redeemed	(1,750,000)	(10,050,000)	(6,500,000)	(6,850,000)

Net increase (decrease) in shares outstanding	(650,000)	(1,800,000)	(2,000,000)	600,000

See notes to financial statements.

62	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Dow Jones U.S. Healthcare Providers Index Fund		iShares Dow Jones U.S. Home Construction Index Fund
	Year ended April 30, 2012	Year ended April 30, 2011	Year ended April 30, 2012	Year ended April 30, 2011

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$834,324	$38,895	$3,080,926	$2,608,974
Net realized gain (loss)	8,624,854	3,752,680	(15,168,452)	25,404,658
Net change in unrealized appreciation/depreciation	(30,972,468)	30,367,152	44,066,200	(38,411,306)

Net increase (decrease) in net assets resulting from operations	(21,513,290)	34,158,727	31,978,674	(10,397,674)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(791,640)	(215,276)	(2,924,895)	(2,492,815)

Total distributions to shareholders	(791,640)	(215,276)	(2,924,895)	(2,492,815)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	376,194,010	236,548,021	684,428,875	582,053,817
Cost of shares redeemed	(329,413,210)	(207,585,983)	(535,084,012)	(411,937,263)

Net increase in net assets from capital share transactions	46,780,800	28,962,038	149,344,863	170,116,554

INCREASE IN NET ASSETS	24,475,870	62,905,489	178,398,642	157,226,065

NET ASSETS
Beginning of year	260,816,963	197,911,474	501,566,539	344,340,474

End of year	$285,292,833	$260,816,963	$679,965,181	$501,566,539

Undistributed net investment income included in net assets at end of year	$42,684	$—	$314,220	$158,189

SHARES ISSUED AND REDEEMED
Shares sold	5,900,000	4,200,000	51,750,000	45,350,000
Shares redeemed	(5,450,000)	(4,150,000)	(44,900,000)	(30,900,000)

Net increase in shares outstanding	450,000	50,000	6,850,000	14,450,000

See notes to financial statements.

FINANCIAL STATEMENTS	63

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Dow Jones U.S. Insurance Index Fund		iShares Dow Jones U.S. Medical Devices Index Fund
	Year ended April 30, 2012	Year ended April 30, 2011	Year ended April 30, 2012	Year ended April 30, 2011

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,153,361	$1,432,218	$1,091,080	$592,310
Net realized gain	55,835	909,649	29,574,274	8,468,315
Net change in unrealized appreciation/depreciation	(3,588,223)	6,751,040	(52,293,043)	29,241,316

Net increase (decrease) in net assets resulting from operations	(2,379,027)	9,092,907	(21,627,689)	38,301,941

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,112,094)	(1,512,619)	(1,072,511)	(252,388)

Total distributions to shareholders	(1,112,094)	(1,512,619)	(1,072,511)	(252,388)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	26,743,376	31,577,354	97,352,352	290,093,709
Cost of shares redeemed	(38,334,759)	(39,055,978)	(236,324,535)	(280,439,192)

Net increase (decrease) in net assets from capital share transactions	(11,591,383)	(7,478,624)	(138,972,183)	9,654,517

INCREASE (DECREASE) IN NET ASSETS	(15,082,504)	101,664	(161,672,383)	47,704,070

NET ASSETS
Beginning of year	85,520,013	85,418,349	493,959,332	446,255,262

End of year	$70,437,509	$85,520,013	$332,286,949	$493,959,332

Undistributed net investment income included in net assets at end of year	$41,267	$—	$430,352	$411,783

SHARES ISSUED AND REDEEMED
Shares sold	950,000	1,000,000	1,500,000	4,800,000
Shares redeemed	(1,300,000)	(1,250,000)	(3,750,000)	(5,050,000)

Net decrease in shares outstanding	(350,000)	(250,000)	(2,250,000)	(250,000)

See notes to financial statements.

64	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund		iShares Dow Jones U.S. Oil Equipment & Services Index Fund
	Year ended April 30, 2012	Year ended April 30, 2011	Year ended April 30, 2012	Year ended April 30, 2011

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,937,928	$1,927,875	$1,736,826	$1,943,796
Net realized gain	7,294,177	53,774,919	57,898,889	8,897,080
Net change in unrealized appreciation/depreciation	(88,496,239)	63,971,660	(216,534,354)	157,810,355

Net increase (decrease) in net assets resulting from operations	(79,264,134)	119,674,454	(156,898,639)	168,651,231

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,959,798)	(2,040,294)	(1,753,125)	(2,119,096)

Total distributions to shareholders	(1,959,798)	(2,040,294)	(1,753,125)	(2,119,096)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	442,507,567	745,689,944	254,658,926	327,972,476
Cost of shares redeemed	(574,185,906)	(697,493,136)	(357,247,146)	(193,393,804)

Net increase (decrease) in net assets from capital share transactions	(131,678,339)	48,196,808	(102,588,220)	134,578,672

INCREASE (DECREASE) IN NET ASSETS	(212,902,271)	165,830,968	(261,239,984)	301,110,807

NET ASSETS
Beginning of year	590,616,516	424,785,548	713,850,997	412,740,190

End of year	$377,714,245	$590,616,516	$452,611,013	$713,850,997

SHARES ISSUED AND REDEEMED
Shares sold	6,900,000	12,050,000	4,400,000	6,000,000
Shares redeemed	(8,950,000)	(11,650,000)	(6,600,000)	(4,100,000)

Net increase (decrease) in shares outstanding	(2,050,000)	400,000	(2,200,000)	1,900,000

See notes to financial statements.

FINANCIAL STATEMENTS	65

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Dow Jones U.S. Pharmaceuticals Index Fund		iShares Dow Jones U.S. Regional Banks Index Fund
	Year ended April 30, 2012	Year ended April 30, 2011	Year ended April 30, 2012	Year ended April 30, 2011

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$3,851,576	$2,276,396	$2,133,363	$1,885,468
Net realized gain (loss)	41,041,040	7,718,298	(9,821,967)	(10,218,446)
Net change in unrealized appreciation/depreciation	14,036,937	23,924,076	8,232,943	(11,594,833)

Net increase (decrease) in net assets resulting from operations	58,929,553	33,918,770	544,339	(19,927,811)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(3,700,879)	(2,267,224)	(2,057,290)	(1,737,268)

Total distributions to shareholders	(3,700,879)	(2,267,224)	(2,057,290)	(1,737,268)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	271,178,665	66,768,762	44,468,289	33,988,845
Cost of shares redeemed	(147,163,973)	(74,934,682)	(43,834,084)	(70,263,221)

Net increase (decrease) in net assets from capital share transactions	124,014,692	(8,165,920)	634,205	(36,274,376)

INCREASE (DECREASE) IN NET ASSETS	179,243,366	23,485,626	(878,746)	(57,939,455)

NET ASSETS
Beginning of year	194,287,794	170,802,168	144,819,500	202,758,955

End of year	$373,531,160	$194,287,794	$143,940,754	$144,819,500

Undistributed net investment income included in net assets at end of year	$300,059	$149,362	$380,566	$304,493

SHARES ISSUED AND REDEEMED
Shares sold	3,700,000	1,050,000	1,900,000	1,400,000
Shares redeemed	(1,950,000)	(1,250,000)	(2,050,000)	(3,150,000)

Net increase (decrease) in shares outstanding	1,750,000	(200,000)	(150,000)	(1,750,000)

See notes to financial statements.

66	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Aerospace & Defense Index Fund
	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008
Net asset value, beginning of year	$64.81	$58.96	$39.44	$63.73	$58.60

Income from investment operations:
Net investment income[a]	0.68	0.54	0.61	0.49	0.32
Net realized and unrealized gain (loss)[b]	2.14	5.90	19.54	(24.29)	5.10

Total from investment operations	2.82	6.44	20.15	(23.80)	5.42

Less distributions from:
Net investment income	(0.71)	(0.59)	(0.63)	(0.49)	(0.29)
Return of capital	—	—	—	—	(0.00)[c]

Total distributions	(0.71)	(0.59)	(0.63)	(0.49)	(0.29)

Net asset value, end of year	$66.92	$64.81	$58.96	$39.44	$63.73

Total return	4.45%	11.08%	51.46%	(37.39)%	9.24%

Ratios/Supplemental data:
Net assets, end of year (000s)	$107,074	$145,828	$238,795	$132,140	$328,222
Ratio of expenses to average net assets	0.47%	0.47%	0.47%	0.47%	0.48%
Ratio of net investment income to average net assets	1.09%	0.97%	1.24%	1.02%	0.50%
Portfolio turnover rate[d]	16%	10%	14%	14%	21%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Rounds to less than $0.01.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	67

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Broker-Dealers Index Fund
	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008
Net asset value, beginning of year	$29.91	$29.32	$22.84	$41.20	$54.81

Income from investment operations:
Net investment income[a]	0.23	0.40	0.13	0.43	0.40
Net realized and unrealized gain (loss)[b]	(6.26)	0.66	6.51	(18.32)	(13.69)

Total from investment operations	(6.03)	1.06	6.64	(17.89)	(13.29)

Less distributions from:
Net investment income	(0.23)	(0.43)	(0.16)	(0.47)	(0.32)
Return of capital	(0.08)	(0.04)	(0.00)[c]	—	—

Total distributions	(0.31)	(0.47)	(0.16)	(0.47)	(0.32)

Net asset value, end of year	$23.57	$29.91	$29.32	$22.84	$41.20

Total return	(20.14)%	3.71%	29.11%	(43.42)%	(24.35)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$54,220	$128,593	$108,477	$138,160	$273,987
Ratio of expenses to average net assets	0.47%	0.47%	0.48%	0.47%	0.48%
Ratio of net investment income to average net assets	0.96%	1.43%	0.50%	1.55%	0.85%
Portfolio turnover rate[d]	20%	32%	24%	59%	73%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Rounds to less than $0.01.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

68	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Healthcare Providers Index Fund
	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008
Net asset value, beginning of year	$65.20	$50.10	$34.83	$49.64	$58.55

Income from investment operations:
Net investment income (loss)[a]	0.20	0.01	(0.13)	(0.13)	(0.19)
Net realized and unrealized gain (loss)[b]	(1.08)	15.19	15.40	(14.68)	(8.18)

Total from investment operations	(0.88)	15.20	15.27	(14.81)	(8.37)

Less distributions from:
Net investment income	(0.21)	(0.10)	—	—	(0.54)

Total distributions	(0.21)	(0.10)	—	—	(0.54)

Net asset value, end of year	$64.11	$65.20	$50.10	$34.83	$49.64

Total return	(1.35)%	30.41%	43.84%	(29.84)%	(14.45)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$285,293	$260,817	$197,911	$74,884	$131,536
Ratio of expenses to average net assets	0.47%	0.47%	0.47%	0.48%	0.48%
Ratio of net investment income (loss) to average net assets	0.33%	0.03%	(0.28)%	(0.31)%	(0.33)%
Portfolio turnover rate[c]	23%	13%	19%	13%	14%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	69

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Home Construction Index Fund
	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008
Net asset value, beginning of year	$13.52	$15.20	$11.15	$20.20	$36.19

Income from investment operations:
Net investment income[a]	0.09	0.09	0.08	0.19	0.37
Net realized and unrealized gain (loss)[b]	1.95	(1.69)	4.06	(8.99)	(16.06)

Total from investment operations	2.04	(1.60)	4.14	(8.80)	(15.69)

Less distributions from:
Net investment income	(0.09)	(0.08)	(0.09)	(0.25)	(0.20)
Return of capital	—	—	—	—	(0.10)

Total distributions	(0.09)	(0.08)	(0.09)	(0.25)	(0.30)

Net asset value, end of year	$15.47	$13.52	$15.20	$11.15	$20.20

Total return	15.34%	(10.49)%	37.44%	(43.65)%	(43.39)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$679,965	$501,567	$344,340	$198,456	$418,134
Ratio of expenses to average net assets	0.47%	0.47%	0.47%	0.47%	0.48%
Ratio of net investment income to average net assets	0.74%	0.69%	0.67%	1.44%	1.83%
Portfolio turnover rate[c]	10%	22%	35%	35%	34%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

70	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Insurance Index Fund
	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008
Net asset value, beginning of year	$33.54	$30.51	$19.55	$44.05	$55.64

Income from investment operations:
Net investment income[a]	0.52	0.51	0.39	0.55	0.76
Net realized and unrealized gain (loss)[b]	(1.52)	3.09	10.99	(24.50)	(11.71)

Total from investment operations	(1.00)	3.60	11.38	(23.95)	(10.95)

Less distributions from:
Net investment income	(0.52)	(0.57)	(0.42)	(0.55)	(0.64)

Total distributions	(0.52)	(0.57)	(0.42)	(0.55)	(0.64)

Net asset value, end of year	$32.02	$33.54	$30.51	$19.55	$44.05

Total return	(2.78)%	11.98%	58.58%	(54.66)%	(19.82)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$70,438	$85,520	$85,418	$28,350	$46,257
Ratio of expenses to average net assets	0.47%	0.47%	0.47%	0.48%	0.48%
Ratio of net investment income to average net assets	1.77%	1.68%	1.50%	2.06%	1.54%
Portfolio turnover rate[c]	11%	15%	9%	25%	10%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	71

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Medical Devices Index Fund
	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008
Net asset value, beginning of year	$68.61	$59.90	$39.80	$56.58	$54.42

Income from investment operations:
Net investment income (loss)[a]	0.18	0.09	0.11	0.03	(0.04)
Net realized and unrealized gain (loss)[b]	(1.48)	8.66	20.08	(16.77)	2.20

Total from investment operations	(1.30)	8.75	20.19	(16.74)	2.16

Less distributions from:
Net investment income	(0.18)	(0.04)	(0.09)	(0.04)	—

Total distributions	(0.18)	(0.04)	(0.09)	(0.04)	—

Net asset value, end of year	$67.13	$68.61	$59.90	$39.80	$56.58

Total return	(1.86)%	14.61%	50.74%	(29.58)%	3.97%

Ratios/Supplemental data:
Net assets, end of year (000s)	$332,287	$493,959	$446,255	$214,902	$291,412
Ratio of expenses to average net assets	0.47%	0.47%	0.47%	0.48%	0.48%
Ratio of net investment income (loss) to average net assets	0.29%	0.15%	0.21%	0.07%	(0.08)%
Portfolio turnover rate[c]	20%	33%	25%	26%	30%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

72	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund
	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008
Net asset value, beginning of year	$74.76	$56.64	$39.19	$75.29	$54.72

Income from investment operations:
Net investment income[a]	0.31	0.28	0.21	0.24	0.18
Net realized and unrealized gain (loss)[b]	(10.17)	18.13	17.48	(36.12)	20.55

Total from investment operations	(9.86)	18.41	17.69	(35.88)	20.73

Less distributions from:
Net investment income	(0.33)	(0.29)	(0.24)	(0.22)	(0.16)

Total distributions	(0.33)	(0.29)	(0.24)	(0.22)	(0.16)

Net asset value, end of year	$64.57	$74.76	$56.64	$39.19	$75.29

Total return	(13.17)%	32.61%	45.23%	(47.69)%	37.95%

Ratios/Supplemental data:
Net assets, end of year (000s)	$377,714	$590,617	$424,786	$335,055	$289,873
Ratio of expenses to average net assets	0.47%	0.47%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets	0.48%	0.47%	0.43%	0.47%	0.28%
Portfolio turnover rate[c]	13%	21%	22%	19%	15%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	73

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Oil Equipment & Services Index Fund
	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008
Net asset value, beginning of year	$67.03	$47.17	$31.08	$69.03	$51.49

Income from investment operations:
Net investment income[a]	0.19	0.22	0.30	0.16	0.04
Net realized and unrealized gain (loss)[b]	(13.47)	19.89	16.10	(37.97)	17.53

Total from investment operations	(13.28)	20.11	16.40	(37.81)	17.57

Less distributions from:
Net investment income	(0.19)	(0.25)	(0.31)	(0.14)	(0.03)

Total distributions	(0.19)	(0.25)	(0.31)	(0.14)	(0.03)

Net asset value, end of year	$53.56	$67.03	$47.17	$31.08	$69.03

Total return	(19.80)%	42.81%	52.92%	(54.76)%	34.13%

Ratios/Supplemental data:
Net assets, end of year (000s)	$452,611	$713,851	$412,740	$194,235	$314,093
Ratio of expenses to average net assets	0.47%	0.47%	0.47%	0.47%	0.48%
Ratio of net investment income to average net assets	0.34%	0.43%	0.72%	0.37%	0.07%
Portfolio turnover rate[c]	13%	30%	11%	28%	21%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

74	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Pharmaceuticals Index Fund
	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008
Net asset value, beginning of year	$71.96	$58.90	$41.11	$49.28	$57.56

Income from investment operations:
Net investment income[a]	1.03	0.90	0.75	0.80	0.60
Net realized and unrealized gain (loss)[b]	11.95	13.07	17.79	(8.18)	(8.30)

Total from investment operations	12.98	13.97	18.54	(7.38)	(7.70)

Less distributions from:
Net investment income	(1.00)	(0.91)	(0.75)	(0.79)	(0.58)

Total distributions	(1.00)	(0.91)	(0.75)	(0.79)	(0.58)

Net asset value, end of year	$83.94	$71.96	$58.90	$41.11	$49.28

Total return	18.23%	23.99%	45.32%	(15.13)%	(13.43)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$373,531	$194,288	$170,802	$98,676	$71,463
Ratio of expenses to average net assets	0.47%	0.47%	0.47%	0.48%	0.48%
Ratio of net investment income to average net assets	1.38%	1.47%	1.39%	1.76%	1.12%
Portfolio turnover rate[c]	18%	25%	29%	27%	21%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	75

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Regional Banks Index Fund
	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008
Net asset value, beginning of year	$24.34	$26.33	$17.93	$36.36	$50.39

Income from investment operations:
Net investment income[a]	0.42	0.30	0.30	1.05	1.55
Net realized and unrealized gain (loss)[b]	0.48	(2.01)	8.43	(18.34)	(14.32)

Total from investment operations	0.90	(1.71)	8.73	(17.29)	(12.77)

Less distributions from:
Net investment income	(0.42)	(0.28)	(0.33)	(1.14)	(1.26)

Total distributions	(0.42)	(0.28)	(0.33)	(1.14)	(1.26)

Net asset value, end of year	$24.82	$24.34	$26.33	$17.93	$36.36

Total return	4.03%	(6.42)%	49.30%	(48.35)%	(25.69)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$143,941	$144,820	$202,759	$121,024	$189,069
Ratio of expenses to average net assets	0.47%	0.47%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets	1.91%	1.27%	1.44%	4.20%	4.00%
Portfolio turnover rate[c]	7%	11%	23%	19%	14%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

76	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares Index Fund	Diversification Classification
Dow Jones U.S. Aerospace & Defense	Non-diversified
Dow Jones U.S. Broker-Dealers	Non-diversified
Dow Jones U.S. Healthcare Providers	Non-diversified
Dow Jones U.S. Home Construction	Non-diversified
Dow Jones U.S. Insurance	Non-diversified
Dow Jones U.S. Medical Devices	Non-diversified

iShares Index Fund	Diversification Classification
Dow Jones U.S. Oil & Gas Exploration & Production	Non-diversified
Dow Jones U.S. Oil Equipment & Services	Non-diversified
Dow Jones U.S. Pharmaceuticals	Non-diversified
Dow Jones U.S. Regional Banks	Non-diversified

Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Each Fund may invest in securities of non-U.S. issuers that may trade in non-U.S. markets. This may involve certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Funds; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets and the risk of war.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS	77

Notes to Financial Statements (Continued)

iSHARES® TRUST

SECURITY VALUATION

U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The securities and other assets of each Fund are valued at fair value pursuant to the policies and procedures approved by the Board of Trustees of the Trust (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (NAV).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors in accordance with policies approved by the Board. Such valuations are reported to the Board.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability, and inputs that are derived principally from or corroborated by observable market data by correlation or other means; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Funds’ assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Funds’ perceived risk of that instrument.

As of April 30, 2012, the value of each of the Funds’ investments was classified as Level 1. The breakdown of each Fund’s investments into major categories is disclosed in its respective Schedule of Investments.

78	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of April 30, 2012 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

FEDERAL INCOME TAXES

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

RECENT ACCOUNTING STANDARD

In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statements and disclosures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

NOTES TO FINANCIAL STATEMENTS	79

Notes to Financial Statements (Continued)

iSHARES® TRUST

For its investment advisory services to the Funds, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.48%	First $10 billion
0.43	Over $10 billion, up to and including $20 billion
0.38	Over $20 billion

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”) to serve as securities lending agent for the Funds, subject to applicable conditions. BTC is an affiliate of BFA. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, and any fees or other payments to and from borrowers of securities. Each Fund retains 65% of securities lending income and pays a fee to BTC equal to 35% of such income. As securities lending agent, BTC is responsible for all transaction fees and all other operational costs relating to securities lending activities, other than extraordinary expenses. BTC is also responsible for fees and expenses incurred by each Fund as a result of the investment of cash collateral received for securities on loan in a money market fund managed by BFA or an affiliate.

For the year ended April 30, 2012, BTC earned securities lending agent fees from the Funds as follows:

iShares Index Fund	Securities Lending Agent Fees
Dow Jones U.S. Aerospace & Defense	$11,905
Dow Jones U.S. Broker-Dealers	14,759
Dow Jones U.S. Healthcare Providers	69,000
Dow Jones U.S. Home Construction	107,667
Dow Jones U.S. Insurance	4,742
Dow Jones U.S. Medical Devices	99,446

iShares Index Fund	Securities Lending Agent Fees
Dow Jones U.S. Oil & Gas Exploration & Production	$123,179
Dow Jones U.S. Oil Equipment & Services	115,721
Dow Jones U.S. Pharmaceuticals	50,401
Dow Jones U.S. Regional Banks	9,233

At the Special Meeting of the Board of Trustees held on January 5, 2012, the Board approved a new distribution agreement with BlackRock Investments, LLC (“BRIL”). BRIL is an affiliate of BFA. Effective April 1, 2012, BRIL replaced SEI Investments Distribution Co. as the distributor for each Fund. Pursuant to the new distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trades for the year ended April 30, 2012, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest — affiliated” in the Statements of Operations.

As of April 30, 2012, The PNC Financial Services Group, Inc. (“PNC”) and Barclays PLC (“Barclays”) are the largest stockholders of BlackRock. Due to the ownership structure, PNC is an affiliate of the Funds for 1940 Act purposes, but Barclays is not.

80	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Investments in issuers considered to be affiliates of the Funds (excluding short-term investments) during the year ended April 30, 2012, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

iShares Index Fund and Name of Affiliated Issuer	Shares Held at Beginning of Year	Shares Purchased	Shares Sold	Shares Held at End of Year	Value at End of Year	Dividend Income	Net Realized Gain (Loss)
Dow Jones U.S. Home Construction
Cavco Industries Inc.[a]	343,478	366,922	(443,419)	266,981	$13,776,219	$—	$(1,019,326)
M/I Homes Inc.	978,796	1,302,436	(1,208,557)	1,072,675	14,266,578	—	(1,396,426)
Skyline Corp.[a]	529,627	248,644	(778,271)	—	—	78,730	(9,574,011)

					$28,042,797	$78,730	$(11,989,763)

Dow Jones U.S. Regional Banks
PNC Financial Services Group Inc. (The)	277,637	95,364	(106,536)	266,465	$17,671,959	$336,128	$(634,102)

[a]	Not an affiliate at the end of the period.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended April 30, 2012 were as follows:

iShares Index Fund	Purchases	Sales
Dow Jones U.S. Aerospace & Defense	$19,920,333	$19,788,772
Dow Jones U.S. Broker-Dealers	13,616,677	13,694,947
Dow Jones U.S. Healthcare Providers	59,967,470	60,492,252
Dow Jones U.S. Home Construction	41,889,665	41,679,577
Dow Jones U.S. Insurance	7,005,962	7,059,688
Dow Jones U.S. Medical Devices	75,028,068	75,489,107
Dow Jones U.S. Oil & Gas Exploration & Production	53,498,370	53,719,796
Dow Jones U.S. Oil Equipment & Services	65,998,126	66,075,568
Dow Jones U.S. Pharmaceuticals	49,629,518	51,330,043
Dow Jones U.S. Regional Banks	8,035,180	8,212,005

NOTES TO FINANCIAL STATEMENTS	81

Notes to Financial Statements (Continued)

iSHARES® TRUST

In-kind transactions (see Note 4) for the year ended April 30, 2012 were as follows:

iShares Index Fund	In-kind Purchases	In-kind Sales
Dow Jones U.S. Aerospace & Defense	$72,230,435	$103,084,137
Dow Jones U.S. Broker-Dealers	102,074,602	156,614,669
Dow Jones U.S. Healthcare Providers	374,987,505	328,804,197
Dow Jones U.S. Home Construction	683,607,181	534,316,447
Dow Jones U.S. Insurance	26,589,347	38,123,457
Dow Jones U.S. Medical Devices	97,096,528	235,095,814
Dow Jones U.S. Oil & Gas Exploration & Production	441,810,027	573,046,809
Dow Jones U.S. Oil Equipment & Services	254,288,920	356,878,647
Dow Jones U.S. Pharmaceuticals	270,086,561	144,802,252
Dow Jones U.S. Regional Banks	43,903,829	43,072,896

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities, which constitutes an optimized representation of the securities of that fund’s underlying index, and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities.

5.	LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BFA or its affiliates. Each Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the value of the cash collateral received.

As of April 30, 2012, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA. The value of the securities on loan as of April 30, 2012 and the value of the related collateral are disclosed in the

82	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Statements of Assets and Liabilities. Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral, net of fees and other payments to and from borrowers, and less the fees paid to BTC as securities lending agent.

6.	INCOME TAX INFORMATION

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of April 30, 2012, attributable to distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares Index Fund	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Dow Jones U.S. Aerospace & Defense	$(5,089,987)	$—	$5,089,987
Dow Jones U.S. Broker-Dealers	(14,689,833)	—	14,689,833
Dow Jones U.S. Healthcare Providers	8,476,267	—	(8,476,267)
Dow Jones U.S. Home Construction	(12,381,931)	—	12,381,931
Dow Jones U.S. Insurance	972,106	—	(972,106)
Dow Jones U.S. Medical Devices	27,270,491	—	(27,270,491)
Dow Jones U.S. Oil & Gas Exploration & Production	10,412,347	21,870	(10,434,217)
Dow Jones U.S. Oil Equipment & Services	48,824,490	16,299	(48,840,789)
Dow Jones U.S. Pharmaceuticals	39,537,982	—	(39,537,982)
Dow Jones U.S. Regional Banks	(7,350,359)	—	7,350,359

The tax character of distributions paid during the years ended April 30, 2012 and April 30, 2011 was as follows:

iShares Index Fund	2012	2011
Dow Jones U.S. Aerospace & Defense
Ordinary income	$1,314,069	$1,683,637

Dow Jones U.S. Broker-Dealers
Ordinary income	$614,111	$1,595,757
Return of capital	204,552	151,174

	$818,663	$1,746,931

Dow Jones U.S. Healthcare Providers
Ordinary income	$791,640	$215,276

Dow Jones U.S. Home Construction
Ordinary income	$2,924,895	$2,492,815

Dow Jones U.S. Insurance
Ordinary income	$1,112,094	$1,512,619

NOTES TO FINANCIAL STATEMENTS	83

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares Index Fund	2012	2011
Dow Jones U.S. Medical Devices
Ordinary income	$1,072,511	$252,388

Dow Jones U.S. Oil & Gas Exploration & Production
Ordinary income	$1,959,798	$2,040,294

Dow Jones U.S. Oil Equipment & Services
Ordinary income	$1,753,125	$2,119,096

Dow Jones U.S. Pharmaceuticals
Ordinary income	$3,700,879	$2,267,224

Dow Jones U.S. Regional Banks
Ordinary income	$2,057,290	$1,737,268

As of April 30, 2012, the tax components of accumulated net earnings (losses) were as follows:

iShares Index Fund	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
Dow Jones U.S. Aerospace & Defense	$57,143	$(34,669,872)	$(12,663,277)	$(2,288,770)	$(49,564,776)
Dow Jones U.S. Broker-Dealers	—	(62,431,337)	(21,969,057)	(2,149,657)	(86,550,051)
Dow Jones U.S. Healthcare Providers	42,684	(9,650,071)	(22,387,392)	—	(31,994,779)
Dow Jones U.S. Home Construction	314,220	(187,314,677)	21,607,976	(7,530,227)	(172,922,708)
Dow Jones U.S. Insurance	41,267	(17,967,779)	(2,015,086)	(57,354)	(19,998,952)
Dow Jones U.S. Medical Devices	430,352	(36,437,211)	(20,141,420)	—	(56,148,279)
Dow Jones U.S. Oil & Gas Exploration & Production	—	(20,695,026)	(61,604,159)	(964,290)	(83,263,475)
Dow Jones U.S. Oil Equipment & Services	—	(83,021,413)	(66,120,945)	(1,148,704)	(150,291,062)
Dow Jones U.S. Pharmaceuticals	300,059	(862,245)	34,870,085	—	34,307,899
Dow Jones U.S. Regional Banks	380,566	(42,114,353)	(26,408,852)	(215,674)	(68,358,313)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the year ending April 30, 2013.

As of April 30, 2012, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares Index Fund	Non- Expiring [a]	Expiring 2015	Expiring 2016	Expiring 2017	Expiring 2018	Expiring 2019	Total
Dow Jones U.S. Aerospace & Defense	$4,872,328	$218,173	$257,417	$9,600,011	$18,274,518	$1,447,425	$34,669,872
Dow Jones U.S. Broker-Dealers	3,282,476	203,587	7,089,008	31,804,022	17,785,438	2,266,806	62,431,337
Dow Jones U.S. Healthcare Providers	727,645	—	752,715	1,512,696	6,657,015	—	9,650,071

84	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares Index Fund	Non- Expiring [a]	Expiring 2015	Expiring 2016	Expiring 2017	Expiring 2018	Expiring 2019	Total
Dow Jones U.S. Home Construction	$3,579,859	$—	$4,410,404	$24,583,851	$146,896,099	$7,844,464	$187,314,677
Dow Jones U.S. Insurance	1,201,327	83,550	25,936	11,890,168	2,305,872	2,460,926	17,967,779
Dow Jones U.S. Medical Devices	3,221,901	42,150	610,958	6,007,659	19,646,702	6,907,841	36,437,211
Dow Jones U.S. Oil & Gas Exploration & Production	1,564,899	115,443	413,565	1,593,277	9,040,459	7,967,383	20,695,026
Dow Jones U.S. Oil Equipment & Services	—	—	—	1,460,417	57,694,132	23,866,864	83,021,413
Dow Jones U.S. Pharmaceuticals	—	—	284,779	89,576	487,890	—	862,245
Dow Jones U.S. Regional Banks	7,473,309	47,538	94,893	14,260,731	19,012,829	1,225,053	42,114,353

[a]	Must be utilized prior to losses subject to expiration.

As of April 30, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares Index Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Dow Jones U.S. Aerospace & Defense	$128,333,095	$6,991,675	$(19,654,952)	$(12,663,277)
Dow Jones U.S. Broker-Dealers	82,759,067	320,259	(22,289,316)	(21,969,057)
Dow Jones U.S. Healthcare Providers	333,706,181	4,837,316	(27,224,708)	(22,387,392)
Dow Jones U.S. Home Construction	791,668,935	52,041,142	(30,433,166)	21,607,976
Dow Jones U.S. Insurance	73,819,463	5,428,702	(7,443,788)	(2,015,086)
Dow Jones U.S. Medical Devices	394,194,195	22,264,222	(42,405,642)	(20,141,420)
Dow Jones U.S. Oil & Gas Exploration & Production	463,572,357	10,497,795	(72,101,954)	(61,604,159)
Dow Jones U.S. Oil Equipment & Services	559,502,719	12,726,447	(78,847,392)	(66,120,945)
Dow Jones U.S. Pharmaceuticals	403,520,186	46,381,793	(11,511,708)	34,870,085
Dow Jones U.S. Regional Banks	174,383,084	1,856,133	(28,264,985)	(26,408,852)

Management has reviewed the tax positions as of April 30, 2012, inclusive of the open tax return years, and has determined that no provision for income tax is required in the Funds’ financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	85

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares Dow Jones U.S. Aerospace & Defense Index Fund, iShares Dow Jones U.S. Broker-Dealers Index Fund, iShares Dow Jones U.S. Healthcare Providers Index Fund, iShares Dow Jones U.S. Home Construction Index Fund, iShares Dow Jones U.S. Insurance Index Fund, iShares Dow Jones U.S. Medical Devices Index Fund, iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund, iShares Dow Jones U.S. Oil Equipment & Services Index Fund, iShares Dow Jones U.S. Pharmaceuticals Index Fund and iShares Dow Jones U.S. Regional Banks Index Fund (the “Funds”), at April 30, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2012 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

June 21, 2012

86	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

For corporate shareholders, the following percentages of the income dividends paid by the Funds during the fiscal year ended April 30, 2012 qualified for the dividends-received deduction:

iShares Index Fund	Dividends- Received Deduction
Dow Jones U.S. Aerospace & Defense	100.00%
Dow Jones U.S. Broker-Dealers	100.00
Dow Jones U.S. Healthcare Providers	100.00
Dow Jones U.S. Home Construction	100.00
Dow Jones U.S. Insurance	100.00

iShares Index Fund	Dividends- Received Deduction
Dow Jones U.S. Medical Devices	100.00%
Dow Jones U.S. Oil & Gas Exploration & Production	100.00
Dow Jones U.S. Oil Equipment & Services	100.00
Dow Jones U.S. Pharmaceuticals	100.00
Dow Jones U.S. Regional Banks	100.00

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended April 30, 2012:

iShares Index Fund	Qualified Dividend Income
Dow Jones U.S. Aerospace & Defense	$	1,314,069
Dow Jones U.S. Broker-Dealers		614,111
Dow Jones U.S. Healthcare Providers		791,640
Dow Jones U.S. Home Construction		2,924,895
Dow Jones U.S. Insurance		1,112,094

iShares Index Fund	Qualified Dividend Income
Dow Jones U.S. Medical Devices	$	1,072,511
Dow Jones U.S. Oil & Gas Exploration & Production		1,959,798
Dow Jones U.S. Oil Equipment & Services		1,753,125
Dow Jones U.S. Pharmaceuticals		3,700,879
Dow Jones U.S. Regional Banks		2,057,290

In February 2013, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2012. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

TAX INFORMATION	87

Supplemental Information (Unaudited)

iSHARES® TRUST

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Dow Jones U.S. Aerospace & Defense Index Fund

Period Covered: January 1, 2007 through March 31, 2012

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0%	3	0.23%
Greater than 0.5% and Less than 1.0%	10	0.75
Between 0.5% and –0.5%	1,295	98.02
Less than –0.5% and Greater than –1.0%	3	0.23
Less than –1.0% and Greater than –1.5%	1	0.08
Less than –1.5% and Greater than –2.0%	1	0.08
Less than –2.0% and Greater than –2.5%	2	0.15
Less than –2.5% and Greater than –3.0%	1	0.08
Less than –3.0%	5	0.38

	1,321	100.00%

88	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Dow Jones U.S. Broker-Dealers Index Fund

Period Covered: January 1, 2007 through March 31, 2012

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5%	2	0.15%
Greater than 3.0% and Less than 3.5%	1	0.08
Greater than 2.5% and Less than 3.0%	1	0.08
Greater than 2.0% and Less than 2.5%	1	0.08
Greater than 1.5% and Less than 2.0%	4	0.30
Greater than 1.0% and Less than 1.5%	2	0.15
Greater than 0.5% and Less than 1.0%	22	1.67
Between 0.5% and –0.5%	1,269	96.06
Less than –0.5% and Greater than –1.0%	8	0.60
Less than –1.0% and Greater than –1.5%	1	0.08
Less than –1.5% and Greater than –2.0%	1	0.08
Less than –2.0%	9	0.67

	1,321	100.00%

iShares Dow Jones U.S. Healthcare Providers Index Fund

Period Covered: January 1, 2007 through March 31, 2012

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	4	0.30%
Greater than 1.5% and Less than 2.0%	3	0.23
Greater than 1.0% and Less than 1.5%	5	0.38
Greater than 0.5% and Less than 1.0%	6	0.45
Between 0.5% and –0.5%	1,297	98.19
Less than –0.5% and Greater than –1.0%	4	0.30
Less than –1.0% and Greater than –1.5%	2	0.15

	1,321	100.00%

SUPPLEMENTAL INFORMATION	89

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Dow Jones U.S. Home Construction Index Fund

Period Covered: January 1, 2007 through March 31, 2012

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	11	0.82%
Greater than 1.5% and Less than 2.0%	3	0.23
Greater than 1.0% and Less than 1.5%	13	0.98
Greater than 0.5% and Less than 1.0%	14	1.06
Between 0.5% and –0.5%	1,250	94.64
Less than –0.5% and Greater than –1.0%	21	1.59
Less than –1.0% and Greater than –1.5%	2	0.15
Less than –1.5% and Greater than –2.0%	3	0.23
Less than –2.0%	4	0.30

	1,321	100.00%

iShares Dow Jones U.S. Insurance Index Fund

Period Covered: January 1, 2007 through March 31, 2012

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	3	0.23%
Greater than 2.5% and Less than 3.0%	2	0.15
Greater than 2.0% and Less than 2.5%	1	0.08
Greater than 1.5% and Less than 2.0%	3	0.23
Greater than 1.0% and Less than 1.5%	6	0.45
Greater than 0.5% and Less than 1.0%	15	1.13
Between 0.5% and –0.5%	1,277	96.67
Less than –0.5% and Greater than –1.0%	6	0.45
Less than –1.0% and Greater than –1.5%	3	0.23
Less than –1.5% and Greater than –2.0%	1	0.08
Less than –2.0%	4	0.30

	1,321	100.00%

90	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Dow Jones U.S. Medical Devices Index Fund

Period Covered: January 1, 2007 through March 31, 2012

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5%	1	0.08%
Greater than 3.0% and Less than 3.5%	1	0.08
Greater than 2.5% and Less than 3.0%	1	0.08
Greater than 2.0% and Less than 2.5%	1	0.08
Greater than 1.5% and Less than 2.0%	1	0.08
Greater than 1.0% and Less than 1.5%	2	0.15
Greater than 0.5% and Less than 1.0%	7	0.52
Between 0.5% and –0.5%	1,301	98.47
Less than –0.5% and Greater than –1.0%	4	0.30
Less than –1.0% and Greater than –1.5%	1	0.08
Less than –1.5% and Greater than –2.0%	1	0.08

	1,321	100.00%

iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund

Period Covered: January 1, 2007 through March 31, 2012

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	2	0.15%
Greater than 1.5% and Less than 2.0%	2	0.15
Greater than 1.0% and Less than 1.5%	6	0.45
Greater than 0.5% and Less than 1.0%	4	0.30
Between 0.5% and –0.5%	1,296	98.12
Less than –0.5% and Greater than –1.0%	5	0.38
Less than –1.0% and Greater than –1.5%	2	0.15
Less than –1.5%	4	0.30

	1,321	100.00%

SUPPLEMENTAL INFORMATION	91

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Dow Jones U.S. Oil Equipment & Services Index Fund

Period Covered: January 1, 2007 through March 31, 2012

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	1	0.08%
Greater than 1.5% and Less than 2.0%	2	0.15
Greater than 1.0% and Less than 1.5%	3	0.23
Greater than 0.5% and Less than 1.0%	15	1.13
Between 0.5% and –0.5%	1,289	97.57
Less than –0.5% and Greater than –1.0%	8	0.60
Less than –1.0% and Greater than –1.5%	1	0.08
Less than –1.5% and Greater than –2.0%	1	0.08
Less than –2.0% and Greater than –2.5%	1	0.08

	1,321	100.00%

iShares Dow Jones U.S. Pharmaceuticals Index Fund

Period Covered: January 1, 2007 through March 31, 2012

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	6	0.45%
Greater than 2.0% and Less than 2.5%	1	0.08
Greater than 1.5% and Less than 2.0%	3	0.23
Greater than 1.0% and Less than 1.5%	3	0.23
Greater than 0.5% and Less than 1.0%	11	0.82
Between 0.5% and –0.5%	1,285	97.28
Less than –0.5% and Greater than –1.0%	8	0.60
Less than –1.0% and Greater than –1.5%	1	0.08
Less than –1.5% and Greater than –2.0%	2	0.15
Less than –2.0%	1	0.08

	1,321	100.00%

92	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Dow Jones U.S. Regional Banks Index Fund

Period Covered: January 1, 2007 through March 31, 2012

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	9	0.67%
Greater than 2.5% and Less than 3.0%	1	0.08
Greater than 2.0% and Less than 2.5%	2	0.15
Greater than 1.5% and Less than 2.0%	4	0.30
Greater than 1.0% and Less than 1.5%	3	0.23
Greater than 0.5% and Less than 1.0%	10	0.75
Between 0.5% and –0.5%	1,280	96.89
Less than –0.5% and Greater than –1.0%	5	0.38
Less than –1.0% and Greater than –1.5%	2	0.15
Less than –1.5% and Greater than –2.0%	1	0.08
Less than –2.0% and Greater than –2.5%	1	0.08
Less than –2.5% and Greater than –3.0%	1	0.08
Less than –3.0% and Greater than –3.5%	1	0.08
Less than –3.5%	1	0.08

	1,321	100.00%

SUPPLEMENTAL INFORMATION	93

Trustee and Officer Information (Unaudited)

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Treasurer and Secretary shall each hold office until their successors are chosen and qualified, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not interested persons (as defined in the 1940 Act) are referred to as Independent Trustees.

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee of iShares Trust also serves as a Director of iShares, Inc. and a Director of iShares MSCI Russia Capped Index Fund, Inc. and, as a result, oversees a total of 272 funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Trustee and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees and Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert S. Kapito[a] (55)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006 and 2007, respectively); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of BlackRock, Inc. (since 2007).

Michael Latham[b] (46)	Trustee (since 2010); President (since 2007).	Chairman of iShares, BlackRock, Inc. (since 2011); Global Chief Executive Officer of iShares, BTC (2010-2011); Managing Director, BTC (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007-2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange-Traded Products Business of BGI (2003-2007).	Director of iShares, Inc. (since 2010); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

94	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert H. Silver (57)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Member, Non-Investor Advisory Board of Russia Partners II, LP (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Independent Chairman of iShares, Inc. and iShares MSCI Russia Capped Index Fund, Inc. (since 2012).
Cecilia H. Herbert (63)	Trustee (since 2005).

Director (since 1998) and President

(2007-2010) of the Board of

Directors, Catholic Charities CYO;

Trustee of Pacific Select Funds

(2004-2005); Trustee (2002-2011) and Chair of the Finance Committee (2006-2009) and Investment Committee (2006-2011) of the Thacher School; Member (since 1994) and Chair (1994-2005) of

Investment Committee, Archdiocese

of San Francisco; Trustee and member (since 2011) of the Investment Committee, WNET, a New York public broadcasting company.

Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director, Forward Funds (34 portfolios) (since 2009).
Charles A. Hurty (68)	Trustee (since 2005).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of Skybridge Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).
John E. Kerrigan (56)	Trustee (since 2005).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

John E. Martinez (51)	Trustee (since 2003).	Director of EquityRock, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

TRUSTEE AND OFFICER INFORMATION	95

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
George G.C. Parker (73)	Trustee (since 2000).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University: Graduate School of Business (Professor since 1973; Emeritus since 2006).

Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped Index Fund, Inc. (since

2010); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since

2004); Director of Colony Financial, Inc. (since 2009); Director of First

Republic Bank (since 2010).

Madhav V. Rajan (47)	Trustee (since 2011).

Gregor G. Peterson Professor of

Accounting and Senior Associate

Dean for Academic Affairs, Stanford

University: Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(Winter 2007-2008).

Director of iShares, Inc. (since 2011); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2011).

96	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years
Edward B. Baer (43)	Vice President and Chief Legal Officer (since 2012).	Managing Director, BlackRock (since 2006).

Eilleen M. Clavere (60)	Secretary (since 2007).	Director, BlackRock (since 2009); Director of Legal Administration of Intermediary Investor Business of BGI (2006-2009).

Jack Gee (52)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock (since 2009); Senior Director of Fund Administration of Intermediary Investor Business of BGI (2009); Director of Fund Administration of Intermediary Investor Business of BGI (2004-2009).

Amy Schioldager (49)	Executive Vice President (since 2007).	Managing Director, BlackRock (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008).

Ira P. Shapiro (49)	Vice President (since 2007).	Managing Director, BlackRock (since 2009); Chief Legal Officer, Exchange-Traded Funds Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

Matt Tucker (39)	Vice President (since 2007).	Managing Director, BlackRock (since 2009); Director of Fixed Income Investment Strategy, BGI (2009); Head of U.S. Fixed Income Investment Solutions, BGI (2005-2008).

TRUSTEE AND OFFICER INFORMATION	97

Notes:

98	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com

or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold, or promoted by Dow Jones Trademark Holdings, LLC, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2012 BlackRock. All rights reserved. iShares® and BlackRock® are registered trademarks of BlackRock. All other trademarks, servicemarks or registered trademarks are the property of their respective owners.

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iS-AR-43-0412

April 30, 2012

2012 Annual Report

iShares Trust

iShares Dow Jones International Select Dividend Index Fund  |  IDV  |  NYSE Arca

iShares Dow Jones Select Dividend Index Fund  |  DVY  |  NYSE Arca

iShares High Dividend Equity Fund  |  HDV  |  NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® DOW JONES INTERNATIONAL SELECT DIVIDEND INDEX FUND

Performance as of April 30, 2012

Average Annual Total Returns						Cumulative Total Returns
Year Ended 4/30/12			Inception to 4/30/12			Inception to 4/30/12
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(11.95)%	(12.27)%	(12.23)%	(3.74)%	(3.71)%	(3.67)%	(17.02)%	(16.85)%	(16.71)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

Total returns for the period since inception are calculated from the inception date of the Fund (6/11/07). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (6/15/07), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES INTERNATIONAL SELECT DIVIDEND INDEX FUND

PORTFOLIO ALLOCATION

As of 4/30/12

Sector*	Percentage of Net Assets

Financial	20.49%
Communications	18.54
Utilities	13.46
Energy	11.47
Industrial	9.33
Consumer Cyclical	8.99
Consumer Non-Cyclical	8.74
Basic Materials	3.82
Technology	3.36
Diversified	1.23
Short-Term and Other Net Assets	0.57

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/12

Security	Percentage of Net Assets

Commonwealth Bank of Australia (Australia)	4.16%
Eni SpA (Italy)	3.46
British American Tobacco PLC (United Kingdom)	3.41
VTech Holdings Ltd. (Hong Kong)	3.25
OPAP SA (Greece)	2.92
Neopost SA (France)	2.58
Royal Dutch Shell PLC Class A (United Kingdom)	2.40
SSE PLC (United Kingdom)	2.21
National Australia Bank Ltd. (Australia)	2.19
RWE AG (Germany)	2.10

TOTAL	28.68%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

The iShares Dow Jones International Select Dividend Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones EPAC Select Dividend IndexSM (the “Index”). The Index measures the performance of 100 of the highest dividend-yielding securities (excluding real estate investment trusts (REITs)) in the Dow Jones Developed Markets ex-U.S. Index that trade in developed markets, excluding the United States. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2012 (the “reporting period”), the total return for the Fund was (11.95)%, net of fees, while the total return for the Index was (12.23)%.

International stocks posted double-digit declines for the reporting period. International equity markets declined sharply throughout the first half of the reporting period as a slowdown in economic activity in many regions of the world and a worsening sovereign debt crisis in Europe put downward pressure on stock markets worldwide. After bottoming in October, however, international stocks reversed course and began a steady upward climb that lasted nearly through the remainder of the reporting period. The rebound in international equity markets was driven in part by signs of improving economic conditions, particularly in the U.S. and U.K., which extinguished fears of a worldwide recession. Furthermore, promising developments in Europe generated increased confidence that the sovereign debt crisis would reach a positive conclusion. International stocks finished the reporting period on a down note, retreating in April amid mixed economic data.

Another factor behind the overall decline for international stocks was a stronger U.S. dollar, which lowered international equity returns for U.S. investors. Most notably, the dollar appreciated by more than 12% versus the euro as the ups and downs of the European sovereign debt crisis weighed on the currency. The U.S. dollar also advanced by 2% versus the British pound and 5% against the Australian dollar; Australia and the U.K. represented the largest country weightings in the Index as of the end of the reporting period.

Equity markets in Europe, which comprised more than 60% of the Index as of April 30, 2012, suffered the largest losses on a regional basis for the reporting period. The extent of the sovereign debt crisis, which weighed on governments and economies across southern Europe, and the potential negative impact on the Continent’s banking sector kept European stocks in the doldrums. Among the European markets represented in the Index, the weaker performers included Greece, Spain, and Portugal; markets in the U.K. and Switzerland held up the best.

6	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES INTERNATIONAL SELECT DIVIDEND INDEX FUND

Stocks in the Asia/Pacific region, which comprised about 30% of the Index, declined modestly for the reporting period. The Australian market fell the most as economic growth in China and other emerging economies in the region slowed, depressing exports. The Japanese stock market held up well and was considerably less volatile than equity markets elsewhere in the world, while New Zealand was the only market in this region to advance for the reporting period.

As represented by the Index, international dividend-paying stocks performed in line with the broad international equity indexes for the reporting period. As interest rates remained low worldwide, investors flocked to higher-yielding alternatives, including stocks with high dividend yields. Furthermore, dividend-paying stocks are typically companies with healthy cash flows and solid balance sheets, and stocks with these characteristics also fared well during the reporting period.

From a sector perspective, health care (the smallest sector weighting in the Index) was the only sector in the Index to post a positive return for the reporting period. Financials, the largest sector weighting in the Index, declined but held up better than most other sectors of the Index. The biggest decliners included consumer discretionary and utilities stocks.

As of April 30, 2012, the Fund’s 30-day SEC yield was 3.72%.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® DOW JONES SELECT DIVIDEND INDEX FUND

Performance as of April 30, 2012

Average Annual Total Returns
Year Ended 4/30/12			Five Years Ended 4/30/12			Inception to 4/30/12
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
9.56%	9.52%	10.00%	(1.18)%	(1.19)%	(0.44)%	5.14%	5.14%	5.83%

Cumulative Total Returns
Year Ended 4/30/12			Five Years Ended 4/30/12			Inception to 4/30/12
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
9.56%	9.52%	10.00%	(5.76)%	(5.80)%	(2.17)%	53.09%	53.07%	61.84%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

Total returns for the period since inception are calculated from the inception date of the Fund (11/3/03). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (11/7/03), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

8	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES SELECT DIVIDEND INDEX FUND

PORTFOLIO ALLOCATION

As of 4/30/12

Sector*	Percentage of Net Assets

Utilities	30.38%
Consumer Non-Cyclical	22.15
Industrial	14.74
Financial	10.48
Consumer Cyclical	7.79
Basic Materials	6.19
Communications	3.82
Energy	3.49
Technology	0.84
Short-Term and Other Net Assets	0.12

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/12

Security	Percentage of Net Assets

Lorillard Inc.	3.92%
Lockheed Martin Corp.	2.89
Chevron Corp.	2.05
Kimberly-Clark Corp.	1.94
CenturyLink Inc.	1.90
Entergy Corp.	1.87
Integrys Energy Group Inc.	1.82
PPG Industries Inc.	1.77
McDonald’s Corp.	1.73
Clorox Co. (The)	1.58

TOTAL	21.47%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

The iShares Dow Jones Select Dividend Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Select Dividend IndexSM (the “Index”). The Index measures the performance of 100 of the highest dividend-yielding securities (excluding real estate investment trusts (REITs)) in the Dow Jones U.S. IndexSM. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2012 (the “reporting period”), the total return for the Fund was 9.56%, net of fees, while the total return for the Index was 10.00%.

The U.S. equity market generated modest gains during the reporting period, overcoming some noteworthy volatility. Stocks declined broadly throughout much of the first half of the reporting period as a slowdown in economic activity sparked concerns about a potential recession. In addition, an accumulation of global events — including a worsening sovereign debt crisis in Europe, a credit rating downgrade on U.S. government debt (for the first time in the country’s history), and government infighting about the federal debt ceiling — put further downward pressure on stocks.

After bottoming in early October, however, stocks reversed course, beginning a steady upward climb that lasted nearly through the remainder of the reporting period. The market’s recovery was driven largely by renewed signs of improving economic growth, which extinguished fears of a recession. In particular, employment showed signs of life as job growth consistently exceeded expectations and the unemployment rate fell to 8.1% — its lowest level since January 2009. Consumer spending and manufacturing activity also picked up, and the construction industry benefited from mild winter weather in many parts of the country. Furthermore, promising developments in Europe — including liquidity injections from the European Central Bank and progress toward a debt restructuring in Greece — generated increased confidence that the sovereign debt crisis would reach a positive conclusion.

Although stocks finished the period on a down note, retreating in April amid mixed economic data, the broad U.S. equity indexes returned approximately 4% overall for the reporting period. Large-cap stocks delivered the best returns, while mid-cap stocks were flat and small-cap stocks declined slightly. Growth stocks outpaced their value-oriented counterparts in the large- and mid-cap segments of the market, while value shares held up better than growth issues among small-cap stocks.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES SELECT DIVIDEND INDEX FUND

As represented by the Index, dividend-paying stocks posted solid returns for the reporting period and outperformed the broad stock market indexes. Dividend-paying stocks continued to benefit from the low interest rate environment — with U.S. Treasury bond yields falling to historically low levels during the reporting period, investors flocked to higher-yielding alternatives, including dividend-paying stocks. Furthermore, dividend-paying stocks are typically companies with healthy cash flows and solid balance sheets, and stocks with these characteristics also fared well during the reporting period.

From a sector perspective, the consumer discretionary sector of the Index generated the best returns, gaining more than 25% for the reporting period thanks to improving consumer spending patterns. The more defensive sectors of the Index — health care, consumer staples, and utilities (the Index’s largest sector weighting, comprising approximately 30% of the Index during the reporting period) — also generated double-digit gains for the reporting period. The weaker-performing sectors in the Index were the commodity-driven energy and materials sectors, both of which were adversely impacted by a broad decline in commodity prices during the period.

As of April 30, 2012, the Fund’s 30-day SEC yield was 3.52%.

10	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® HIGH DIVIDEND EQUITY FUND

Performance as of April 30, 2012

Average Annual Total Returns						Cumulative Total Returns
Year Ended 4/30/12			Inception to 4/30/12			Inception to 4/30/12
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
12.54%	12.54%	13.07%	16.57%	16.57%	17.17%	18.19%	18.19%	18.83%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

Total returns for the period since inception are calculated from the inception date of the Fund (3/29/11). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (3/31/11), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance (Continued)

iSHARES® HIGH DIVIDEND EQUITY FUND

PORTFOLIO ALLOCATION

As of 4/30/12

Sector*	Percentage of Net Assets

Consumer Non-Cyclical	54.18%
Communications	16.88
Utilities	14.76
Technology	5.56
Energy	4.26
Industrial	2.46
Financial	1.38
Consumer Cyclical	0.72
Basic Materials	0.44
Short-Term and Other Assets, Less Liabilities	(0.64)

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/12

Security	Percentage of Net Assets

AT&T Inc.	10.40%
Pfizer Inc.	8.03
Johnson & Johnson	6.95
Verizon Communications Inc.	6.47
Philip Morris International Inc.	6.35
Procter & Gamble Co. (The)	6.10
Merck & Co. Inc.	5.97
Intel Corp.	4.96
Altria Group Inc.	4.01
Abbott Laboratories	3.58

TOTAL	62.82%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

The iShares High Dividend Equity Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar® Dividend Yield Focus IndexSM (the “Index”). The Index measures the performance of a selected group of U.S. equity securities in the Morningstar U.S. Market Index that have provided relatively high dividend yields on a consistent basis and have been screened for superior company quality and financial health as determined by Morningstar’s proprietary index methodology. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2012 (the “reporting period”), the total return for the Fund was 12.54%, net of fees, while the total return for the Index was 13.07%.

The U.S. equity market generated modest gains during the reporting period, overcoming some noteworthy volatility. Stocks declined broadly throughout much of the first half of the reporting period as a slowdown in economic activity sparked concerns about a potential recession. In addition, an accumulation of global events — including a worsening sovereign debt crisis in Europe, a credit rating downgrade on U.S. government debt (for the first time in the country’s history), and government infighting about the federal debt ceiling—put further downward pressure on stocks.

After bottoming in early October, however, stocks reversed course, beginning a steady upward climb that lasted nearly through the remainder of the reporting period. The market’s recovery was driven largely by renewed signs of improving economic growth, which extinguished fears of a recession. In particular, employment showed signs of life as job growth consistently exceeded expectations and the unemployment rate fell to 8.1% — its lowest level since January 2009. Consumer spending and manufacturing activity also picked up, and the construction industry benefited from mild winter weather in many parts of the country. Furthermore, promising developments in Europe — including liquidity injections from the European Central Bank and progress toward a debt restructuring in Greece — generated increased confidence that the sovereign debt crisis would reach a positive conclusion.

Although stocks finished the period on a down note, retreating in April amid mixed economic data, the broad U.S. equity indexes returned approximately 4% overall for the reporting period. Large-cap stocks delivered the best returns, while mid-cap stocks were flat and small-cap stocks declined slightly. Growth stocks outpaced their value-oriented counterparts in the large- and mid-cap segments of the market, while value shares held up better than growth issues among small-cap stocks.

12	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® HIGH DIVIDEND EQUITY FUND

As represented by the Index, stocks providing relatively high dividend yields posted double-digit gains for the reporting period and outperformed the broad stock market indexes. High-dividend stocks continued to benefit from the low interest rate environment — with U.S. Treasury bond yields falling to historically low levels during the reporting period, investors flocked to higher-yielding alternatives, including stocks paying out a high level of dividends. Furthermore, dividend-paying stocks are typically companies with healthy cash flows and solid balance sheets, and stocks with these characteristics also fared well during the reporting period.

From a sector perspective, the two largest sector weightings in the Index were utilities and consumer goods, and both were among the best-performing sectors in the stock market for the reporting period. In particular, tobacco companies — which made up about half of the consumer goods sector of the Index — posted very strong returns. The Index’s holdings in the telecommunications and utilities sectors also fared well during the reporting period. The weaker-performing sectors in the Index were the commodity-driven energy and materials sectors, both of which were adversely impacted by a broad decline in commodity prices during the period.

As of April 30, 2012, the Fund’s 30-day SEC yield was 3.70%.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Shareholder Expenses (Unaudited)

iSHARES® TRUST

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2011 to April 30, 2012.

ACTUAL EXPENSES

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

iShares Fund	Beginning Account Value (11/1/11)	Ending Account Value (4/30/12)	Annualized Expense Ratio	Expenses Paid During Period [a] (11/1/11 to 4/30/12)
Dow Jones International Select Dividend Index
Actual	$1,000.00	$1,008.10	0.50%	$2.50
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.50	2.51
Dow Jones Select Dividend Index
Actual	1,000.00	1,107.70	0.40	2.10
Hypothetical (5% return before expenses)	1,000.00	1,022.90	0.40	2.01
High Dividend Equity
Actual	1,000.00	1,119.10	0.40	2.11
Hypothetical (5% return before expenses)	1,000.00	1,022.90	0.40	2.01

[a]

Expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days).

14	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® DOW JONES INTERNATIONAL SELECT DIVIDEND INDEX FUND

April 30, 2012

Security	Shares	Value

COMMON STOCKS — 98.60%

AUSTRALIA — 19.03%
Amcor Ltd.	536,400	$4,199,311
APA Group	848,108	4,608,855
Australia and New Zealand Banking Group Ltd.	746,788	18,588,671
Billabong International Ltd.	809,964	2,226,082
Bradken Ltd.	578,120	4,459,720
Commonwealth Bank of Australia	727,120	39,339,627
David Jones Ltd.	1,148,492	2,977,137
Metcash Ltd.	747,384	3,081,133
National Australia Bank Ltd.	788,508	20,710,700
Orica Ltd.	393,956	11,020,133
SP AusNet	1,031,676	1,186,799
Stockland Corp. Ltd.	756,920	2,442,773
Suncorp Group Ltd.	466,668	3,954,612
Sydney Airport	864,200	2,618,054
Tatts Group Ltd.	1,031,080	2,769,386
Telstra Corp. Ltd.	999,492	3,683,444
UGL Ltd.	628,184	8,553,937
Wesfarmers Ltd.	532,824	16,796,202
Westfield Group	767,052	7,378,502
Westpac Banking Corp.	817,116	19,335,463

		179,930,541
AUSTRIA — 2.96%
Oesterreichische Post AG	409,452	14,523,725
OMV AG	238,996	8,089,963
Telekom Austria AG	491,104	5,385,904

		27,999,592
BELGIUM — 0.85%
Belgacom SA	283,100	8,040,996

		8,040,996
CANADA — 4.32%
Bank of Montreal	160,920	9,556,330
Crescent Point Energy Corp.	199,660	8,722,431
Emera Inc.	134,696	4,766,407
Manitoba Telecom Services Inc.	179,992	6,249,027
Russel Metals Inc.	167,476	4,595,652
TELUS Corp.	116,550	6,996,893

		40,886,740

Security	Shares	Value

FINLAND — 1.36%
Konecranes OYJ	421,372	$12,827,256

		12,827,256
FRANCE — 6.90%
France Telecom SA	627,588	8,584,705
GDF Suez	406,472	9,355,574
Lagardere SCA	121,584	3,685,124
Neopost SA	424,352	24,395,309
Societe Television Francaise 1	401,704	3,881,229
Veolia Environnement	452,960	6,633,634
Vivendi SA	469,648	8,680,678

		65,216,253
GERMANY — 4.52%
BASF SE	150,192	12,362,537
Deutsche Telekom AG Registered	285,484	3,218,168
RWE AG	461,900	19,853,513
Wincor Nixdorf AG	188,932	7,324,283

		42,758,501
GREECE — 4.09%
Hellenic Petroleum SA	927,376	6,812,226
Motor Oil (Hellas) Corinth Refineries SA	516,136	4,235,416
OPAP SA	3,088,472	27,592,286

		38,639,928
HONG KONG — 7.63%
Bosideng International Holdings Ltd.	2,384,000	688,364
CLP Holdings Ltd.	1,315,000	11,263,801
Esprit Holdings Ltd.	3,397,200	7,006,568
Shimao Property Holdings Ltd.	2,682,000	3,547,075
SOHO China Ltd.	2,384,000	1,853,053
Television Broadcasts Ltd.	1,638,000	12,035,190
VTech Holdings Ltd.	2,741,600	30,745,925
Yue Yuen Industrial (Holdings) Ltd.	1,490,000	4,993,716

		72,133,692
ITALY — 6.02%
A2A SpA	1,863,692	1,183,024
Enel SpA	2,053,220	6,739,496
Eni SpA	1,473,312	32,701,527
Snam SpA	1,636,020	7,782,281
Telecom Italia SpA[a]	1,582,380	1,798,007
Terna SpA	1,818,396	6,762,932

		56,967,267

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (Continued)

iSHARES® DOW JONES INTERNATIONAL SELECT DIVIDEND INDEX FUND

April 30, 2012

Security	Shares	Value

JAPAN — 1.27%
Eisai Co. Ltd.	134,200	$5,243,960
Ono Pharmaceutical Co. Ltd.	119,200	6,747,874

		11,991,834
NETHERLANDS — 2.14%
CSM NV CVA	848,704	11,985,631
Koninklijke KPN NV	919,628	8,253,652

		20,239,283
NEW ZEALAND — 3.00%
Fletcher Building Ltd.	3,072,380	15,735,557
Telecom Corp. of New Zealand Ltd.	5,892,652	12,679,420

		28,414,977
NORWAY — 2.17%
Fred Olsen Energy ASA	191,912	7,950,058
Seadrill Ltd.	325,416	12,582,968

		20,533,026
PORTUGAL — 2.56%
BRISA — Auto-estradas de Portugal SA	4,721,512	16,560,262
Energias de Portugal SA	2,661,736	7,609,550

		24,169,812
SINGAPORE — 1.80%
Keppel Corp. Ltd.	1,307,000	11,672,472
StarHub Ltd.	2,076,000	5,352,332

		17,024,804
SPAIN — 2.60%
Endesa SA	409,452	7,335,023
Gas Natural SDG SA	400,512	5,576,626
Mapfre SA	391,572	1,131,372
Telefonica SA	720,564	10,500,262

		24,543,283
SWEDEN — 4.34%
Hennes & Mauritz AB Class Ba	445,212	15,289,915
NCC AB Class B	867,776	17,050,014
Peab AB	898,172	4,682,328
TeliaSonera AB	601,960	4,022,706

		41,044,963
SWITZERLAND — 3.25%
EMS-Chemie Holding AG Registered	41,124	8,096,578
Swisscom AG Registered	32,184	11,988,553
Zurich Insurance Group AG Registered[a]	43,508	10,641,521

		30,726,652
UNITED KINGDOM — 17.79%
Aviva PLC	1,310,604	6,557,064

Security	Shares	Value

British American Tobacco PLC	628,184	$32,224,242
Cable & Wireless Communications PLC	2,110,436	1,130,578
Catlin Group Ltd.	1,078,760	7,392,367
Close Brothers Group PLC	1,048,960	12,562,242
Dairy Crest Group PLC	966,712	4,725,087
FirstGroup PLC	1,124,652	3,557,569
Hays PLC	1,445,896	2,096,692
Home Retail Group PLC	2,715,972	4,701,416
HSBC Holdings PLC	736,060	6,634,843
National Grid PLC	956,580	10,337,501
Provident Financial PLC	1,053,728	19,780,286
Royal Dutch Shell PLC Class A	639,508	22,743,321
RSA Insurance Group PLC	1,369,608	2,335,241
SSE PLC	972,076	20,852,074
UBM PLC	850,492	8,141,422
Vodafone Group PLC	867,180	2,400,932

		168,172,877

TOTAL COMMON STOCKS
(Cost: $925,939,586)		932,262,277

PREFERRED STOCKS — 0.83%

GERMANY — 0.83%
ProSiebenSat.1 Media AG	308,132	7,822,141

		7,822,141

TOTAL PREFERRED STOCKS
(Cost: $5,810,029)		7,822,141

SHORT-TERM INVESTMENTS — 0.03%

MONEY MARKET FUNDS — 0.03%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[b,c]	320,383	320,383

		320,383

TOTAL SHORT-TERM INVESTMENTS
(Cost: $320,383)		320,383

TOTAL INVESTMENTS IN SECURITIES — 99.46%
(Cost: $932,069,998)		940,404,801
Other Assets, Less Liabilities — 0.54%		5,089,593

NET ASSETS — 100.00%		$945,494,394

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

16	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® DOW JONES SELECT DIVIDEND INDEX FUND

April 30, 2012

Security	Shares	Value

COMMON STOCKS — 99.88%

AEROSPACE & DEFENSE — 5.47%
General Dynamics Corp.	1,831,395	$123,619,162
Lockheed Martin Corp.	3,287,214	297,624,356
Northrop Grumman Corp.	2,248,482	142,283,941

		563,527,459
AGRICULTURE — 6.35%
Altria Group Inc.	3,666,360	118,093,456
Lorillard Inc.	2,987,010	404,112,583
Universal Corp.[a]	2,873,211	131,679,260

		653,885,299
BANKS — 4.39%
Bank of Hawaii Corp.[a]	2,809,720	137,367,211
BB&T Corp.	1,801,648	57,724,802
F.N.B. Corp.	3,212,435	36,461,137
FirstMerit Corp.	3,051,483	51,264,914
Trustmark Corp.	2,808,259	71,470,192
United Bankshares Inc.	1,717,426	45,391,569
Valley National Bancorp	4,144,743	52,223,762

		451,903,587
BEVERAGES — 1.31%
Coca-Cola Co. (The)	1,765,670	134,755,934

		134,755,934
BUILDING MATERIALS — 0.27%
Masco Corp.	2,074,353	27,339,973

		27,339,973
CHEMICALS — 5.21%
Eastman Chemical Co.	1,703,691	91,948,203
International Flavors & Fragrances Inc.	1,452,131	87,432,807
Olin Corp.	2,748,485	57,608,246
PPG Industries Inc.	1,727,398	181,791,365
RPM International Inc.	2,340,352	62,183,153
Sensient Technologies Corp.	1,500,119	55,729,421

		536,693,195
COMMERCIAL SERVICES — 1.25%
Deluxe Corp.[a]	2,973,774	70,805,559
R.R. Donnelley & Sons Co.[b]	4,620,079	57,797,188

		128,602,747
COSMETICS & PERSONAL CARE — 0.72%
Avon Products Inc.	3,411,495	73,688,292

		73,688,292

Security	Shares	Value

DISTRIBUTION & WHOLESALE — 2.78%
Genuine Parts Co.	1,948,660	$126,234,195
Watsco Inc.[a]	2,230,049	160,452,025

		286,686,220
ELECTRIC — 25.84%
Alliant Energy Corp.	2,589,049	117,128,577
American Electric Power Co. Inc.	2,988,719	116,081,846
Avista Corp.	2,839,151	75,067,153
Black Hills Corp.[a]	2,880,998	95,101,744
Cleco Corp.	2,219,105	90,539,484
CMS Energy Corp.	2,544,961	58,508,653
Dominion Resources Inc.	2,474,021	129,119,156
DTE Energy Co.	2,879,770	162,361,433
Edison International	2,074,258	91,288,095
Entergy Corp.	2,941,934	192,873,193
Exelon Corp.	3,049,528	118,962,087
FirstEnergy Corp.	3,096,815	144,992,878
Integrys Energy Group Inc.	3,424,156	187,095,884
NextEra Energy Inc.	2,436,839	156,810,590
Northeast Utilities	2,419,742	88,973,913
OGE Energy Corp.	1,819,535	98,182,109
PG&E Corp.	3,008,489	132,915,044
Pinnacle West Capital Corp.	2,925,715	141,458,320
PPL Corp.	3,021,308	82,632,774
Public Service Enterprise Group Inc.	2,724,388	84,864,686
SCANA Corp.	2,897,685	133,641,232
TECO Energy Inc.	2,957,720	53,298,114
UniSource Energy Corp.[a]	2,973,385	108,231,214

		2,660,128,179
ELECTRICAL COMPONENTS & EQUIPMENT —2.19%
Emerson Electric Co.	1,976,120	103,825,345
Hubbell Inc. Class B	1,518,678	121,858,723

		225,684,068
ELECTRONICS — 2.26%
Garmin Ltd.	2,683,647	126,480,283
Honeywell International Inc.	1,759,415	106,726,114

		233,206,397
ENTERTAINMENT — 0.58%
Cinemark Holdings Inc.	2,604,095	59,790,021

		59,790,021

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® DOW JONES SELECT DIVIDEND INDEX FUND

April 30, 2012

Security	Shares	Value

ENVIRONMENTAL CONTROL — 1.48%
Republic Services Inc.	2,049,015	$56,081,540
Waste Management Inc.	2,807,109	96,003,128

		152,084,668
FOOD — 3.68%
General Mills Inc.	1,908,976	74,240,077
H.J. Heinz Co.	2,317,788	123,561,278
Kraft Foods Inc. Class A	2,020,665	80,563,914
Sara Lee Corp.	1,572,835	34,665,283
Sysco Corp.	2,286,440	66,078,116

		379,108,668
FOREST PRODUCTS & PAPER — 0.68%
MeadWestvaco Corp.	2,187,681	69,612,009

		69,612,009
GAS — 4.54%
AGL Resources Inc.	2,908,913	114,698,440
CenterPoint Energy Inc.	2,527,214	51,074,995
New Jersey Resources Corp.	2,018,280	87,270,427
NiSource Inc.	2,650,211	65,327,701
Sempra Energy	2,307,905	149,413,770

		467,785,333
HOUSEHOLD PRODUCTS & WARES — 5.05%
Avery Dennison Corp.	2,304,774	73,706,672
Clorox Co. (The)	2,320,119	162,640,342
Kimberly-Clark Corp.	2,541,361	199,420,598
Tupperware Brands Corp.	1,344,008	83,718,258

		519,485,870
INSURANCE — 4.09%
Allstate Corp. (The)	2,196,797	73,219,244
Arthur J. Gallagher & Co.	2,678,801	100,615,766
Cincinnati Financial Corp.	3,584,166	127,667,993
Mercury General Corp.	2,645,295	119,540,881

		421,043,884
IRON & STEEL — 0.30%
Commercial Metals Co.	2,102,405	31,073,546

		31,073,546
MACHINERY — 0.32%
Briggs & Stratton Corp.	1,799,898	32,578,154

		32,578,154
MANUFACTURING — 2.00%
Eaton Corp.	1,931,790	93,073,642

Security	Shares	Value

General Electric Co.	2,313,931	$45,306,769
Leggett & Platt Inc.	3,122,427	67,975,236

		206,355,647
MEDIA — 0.71%
McGraw-Hill Companies Inc. (The)	1,490,591	73,292,360

		73,292,360
OFFICE & BUSINESS EQUIPMENT — 0.84%
Pitney Bowes Inc.	5,023,444	86,051,596

		86,051,596
OIL & GAS — 2.05%
Chevron Corp.	1,982,886	211,296,332

		211,296,332
PACKAGING & CONTAINERS — 0.75%
Sonoco Products Co.	2,318,617	76,815,781

		76,815,781
PHARMACEUTICALS — 3.80%
Bristol-Myers Squibb Co.	2,530,483	84,442,218
Eli Lilly and Co.	3,198,456	132,384,094
Merck & Co. Inc.	3,001,963	117,797,028
Pfizer Inc.	2,484,048	56,959,220

		391,582,560
PIPELINES — 1.44%
ONEOK Inc.	1,727,836	148,403,834

		148,403,834
RETAIL — 3.75%
Darden Restaurants Inc.	2,508,133	125,607,300
Home Depot Inc. (The)	1,588,025	82,243,815
McDonald’s Corp.	1,828,073	178,145,714

		385,996,829
SAVINGS & LOANS — 2.00%
Astoria Financial Corp.	4,257,907	41,259,119
First Niagara Financial Group Inc.	2,440,897	21,821,619
Hudson City Bancorp Inc.	3,700,002	26,122,014
New York Community Bancorp Inc.	5,527,346	74,563,898
People’s United Financial Inc.	3,438,530	42,431,460

		206,198,110
TELECOMMUNICATIONS — 3.10%
AT&T Inc.	3,756,228	123,617,463
CenturyLink Inc.	5,085,610	196,101,122

		319,718,585

18	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES SELECT DIVIDEND INDEX FUND

April 30, 2012

Security	Shares	Value

TOYS, GAMES & HOBBIES — 0.68%
Mattel Inc.	2,076,712	$69,777,523

		69,777,523

TOTAL COMMON STOCKS
(Cost: $9,032,785,068)		10,284,152,661

SHORT-TERM INVESTMENTS — 0.68%

MONEY MARKET FUNDS — 0.68%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.26%[a,c,d]	54,924,523	54,924,523
BlackRock Cash Funds: Prime, SL Agency Shares
0.24%[a,c,d]	3,992,576	3,992,576
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[a,c]	11,766,905	11,766,905

		70,684,004

TOTAL SHORT-TERM INVESTMENTS
(Cost: $70,684,004)		70,684,004

TOTAL INVESTMENTS IN SECURITIES — 100.56%
(Cost: $9,103,469,072)		10,354,836,665

SHORT POSITIONS[e] — (0.07)%

COMMON STOCKS — (0.07)%
ACCO Brands Corp.[f]	(720,846)	(7,562,543)

		(7,562,543)

TOTAL SHORT POSITIONS
(Proceeds: $7,562,543)		(7,562,543)
Other Assets, Less Liabilities — (0.49)%		(50,747,480)

NET ASSETS — 100.00%		$10,296,526,642

[a]	Affiliated issuer. See Note 2.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.
[e]	See Note 1.
[f]	Non-income earning security.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	19

Schedule of Investments

iSHARES® HIGH DIVIDEND EQUITY FUND

April 30, 2012

Security	Shares	Value

COMMON STOCKS — 100.64%

AEROSPACE & DEFENSE — 1.74%
Lockheed Martin Corp.	187,304	$16,958,504
Northrop Grumman Corp.	129,854	8,217,161

		25,175,665
AGRICULTURE — 11.18%
Altria Group Inc.	1,800,407	57,991,109
Philip Morris International Inc.	1,026,294	91,863,576
Reynolds American Inc.	288,995	11,799,666

		161,654,351
BANKS — 0.35%
Bank of Hawaii Corp.	30,213	1,477,114
Trustmark Corp.	36,852	937,883
Valley National Bancorp[a]	155,697	1,961,782
Westamerica Bancorp	14,935	685,069

		5,061,848
COMMERCIAL SERVICES — 0.50%
Healthcare Services Group Inc.	32,587	691,496
Paychex Inc.	213,312	6,608,406

		7,299,902
COSMETICS & PERSONAL CARE — 6.10%
Procter & Gamble Co. (The)	1,384,974	88,139,745

		88,139,745
DIVERSIFIED FINANCIAL SERVICES — 0.49%
Federated Investors Inc. Class Ba	81,999	1,810,538
Greenhill & Co. Inc.	19,793	768,958
NYSE Euronext Inc.	174,521	4,493,916

		7,073,412
ELECTRIC — 13.97%
Alliant Energy Corp.	74,628	3,376,171
Ameren Corp.	193,669	6,350,407
American Electric Power Co. Inc.	381,912	14,833,462
Cleco Corp.	31,977	1,304,662
CMS Energy Corp.	180,493	4,149,534
Consolidated Edison Inc.	193,665	11,513,384
Dominion Resources Inc.	381,333	19,901,769
DTE Energy Co.	115,925	6,535,851
Duke Energy Corp.	1,001,949	21,471,767
Exelon Corp.	578,909	22,583,240
Integrys Energy Group Inc.	64,242	3,510,183
NextEra Energy Inc.	271,684	17,482,865

Security	Shares	Value

Northeast Utilities	90,657	$3,333,458
Pinnacle West Capital Corp.	78,232	3,782,517
Portland General Electric Co.	52,262	1,349,927
Progress Energy Inc.	217,712	11,586,633
SCANA Corp.	81,458	3,756,843
Southern Co. (The)	581,641	26,720,588
TECO Energy Inc.	162,327	2,925,133
Westar Energy Inc.	86,648	2,485,931
Wisconsin Energy Corp.	128,950	4,750,518
Xcel Energy Inc.	305,548	8,268,129

		201,972,972
ENVIRONMENTAL CONTROL — 0.60%
Waste Management Inc.	251,976	8,617,579

		8,617,579
FOOD — 5.58%
Campbell Soup Co.	113,192	3,829,285
ConAgra Foods Inc.	244,088	6,302,352
General Mills Inc.	308,739	12,006,860
H.J. Heinz Co.	187,407	9,990,667
Kellogg Co.	130,081	6,578,196
Kraft Foods Inc. Class A	804,703	32,083,509
Sysco Corp.	344,343	9,951,513

		80,742,382
GAS — 0.79%
Questar Corp.	95,683	1,889,739
Sempra Energy	118,167	7,650,132
Vectren Corp.	63,092	1,858,059

		11,397,930
HEALTH CARE — PRODUCTS — 0.04%
Meridian Bioscience Inc.	28,972	595,375

		595,375
HOUSEHOLD PRODUCTS & WARES — 1.34%
Kimberly-Clark Corp.	246,394	19,334,537

		19,334,537
INSURANCE — 0.49%
American National Insurance Co.	10,397	729,869
Arthur J. Gallagher & Co.	68,775	2,583,189
Old Republic International Corp.	253,842	2,525,728
Validus Holdings Ltd.[a]	38,477	1,250,503

		7,089,289

20	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® HIGH DIVIDEND EQUITY FUND

April 30, 2012

Security	Shares	Value

IRON & STEEL — 0.44%
Nucor Corp.	161,114	$6,317,280

		6,317,280
MEDIA — 0.01%
World Wrestling Entertainment Inc. Class Aa	27,101	213,556

		213,556
OIL & GAS — 3.33%
ConocoPhillips	672,549	48,174,685

		48,174,685
PACKAGING & CONTAINERS — 0.12%
Bemis Co. Inc.	53,005	1,716,832

		1,716,832
PHARMACEUTICALS — 29.44%
Abbott Laboratories	834,827	51,809,364
Bristol-Myers Squibb Co.	1,144,582	38,194,701
Eli Lilly and Co.	788,779	32,647,563
Johnson & Johnson	1,543,883	100,491,344
Merck & Co. Inc.	2,199,869	86,322,860
Pfizer Inc.	5,065,900	116,161,087

		425,626,919
PIPELINES — 0.93%
Kinder Morgan Inc.[a]	60,833	2,183,905
Spectra Energy Corp.	368,357	11,323,294

		13,507,199
RETAIL — 0.25%
Darden Restaurants Inc.	71,500	3,580,720

		3,580,720
SAVINGS & LOANS — 0.05%
Northwest Bancshares Inc.	62,750	773,080

		773,080
SEMICONDUCTORS — 5.56%
Intel Corp.	2,524,772	71,703,524
Maxim Integrated Products Inc.	150,848	4,462,084
Microchip Technology Inc.[a]	119,579	4,225,922

		80,391,530
TELECOMMUNICATIONS — 16.87%
AT&T Inc.	4,571,016	150,432,136
Verizon Communications Inc.	2,314,739	93,469,161

		243,901,297

Security	Shares	Value

TOYS, GAMES & HOBBIES — 0.47%
Mattel Inc.	204,494	$6,870,998

		6,870,998

TOTAL COMMON STOCKS
(Cost: $1,352,912,303)		1,455,229,083

SHORT-TERM INVESTMENTS — 0.34%

MONEY MARKET FUNDS — 0.34%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.26%[b,c,d]	3,658,490	3,658,490
BlackRock Cash Funds: Prime, SL Agency Shares
0.24%[b,c,d]	265,943	265,943
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[b,c]	955,155	955,155

		4,879,588

TOTAL SHORT-TERM INVESTMENTS
(Cost: $4,879,588)		4,879,588

TOTAL INVESTMENTS IN SECURITIES — 100.98%
(Cost: $1,357,791,891)		1,460,108,671

SHORT POSITIONS[e] — (0.78)%

COMMON STOCKS — (0.78)%
Phillips 66[f]	(332,230)	(11,313,673)

		(11,313,673)

TOTAL SHORT POSITIONS
(Proceeds: $11,313,673)		(11,313,673)
Other Assets, Less Liabilities — (0.20)%		(2,868,893)

NET ASSETS — 100.00%		$1,445,926,105

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.
[e]	See Note 1.
[f]	Non-income earning security.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	21

Statements of Assets and Liabilities

iSHARES® TRUST

April 30, 2012

	iShares Dow Jones International Select Dividend Index Fund	iShares Dow Jones Select Dividend Index Fund	iShares High Dividend Equity Fund

ASSETS
Investments, at cost:
Unaffiliated	$931,749,615	$8,386,984,411	$1,352,912,303
Affiliated (Note 2)	320,383	716,484,661	4,879,588

Total cost of investments	$932,069,998	$9,103,469,072	$1,357,791,891

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$940,084,418	$9,580,515,648	$1,455,229,083
Affiliated (Note 2)	320,383	774,321,017	4,879,588

Total fair value of investments	940,404,801	10,354,836,665	1,460,108,671
Foreign currencies, at value[b]	2,222,172	—	—
Receivables:
Investment securities sold	1,171	7,562,543	11,313,673
Dividends and interest	3,619,410	14,681,815	4,908,418
Capital shares sold	—	505,591	55,881

Total Assets	946,247,554	10,377,586,614	1,476,386,643

LIABILITIES
Short positions, at value[c]	—	7,562,543	11,313,673
Payables:
Investment securities purchased	369,958	11,281,988	14,773,493
Collateral for securities on loan (Note 5)	—	58,917,099	3,924,433
Investment advisory fees (Note 2)	383,202	3,298,342	448,939

Total Liabilities	753,160	81,059,972	30,460,538

NET ASSETS	$945,494,394	$10,296,526,642	$1,445,926,105

Net assets consist of:
Paid-in capital	$996,117,169	$11,682,184,087	$1,344,066,187
Undistributed net investment income	3,939,364	14,238,470	3,108,329
Accumulated net realized loss	(62,954,297)	(2,651,263,508)	(3,565,191)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	8,392,158	1,251,367,593	102,316,780

NET ASSETS	$945,494,394	$10,296,526,642	$1,445,926,105

Shares outstanding[d]	29,800,000	181,600,000	24,950,000

Net asset value per share	$31.73	$56.70	$57.95

[a]	Securities on loan with values of $ —, $55,677,456 and $3,842,862, respectively. See Note 5.
[b]	Cost of foreign currencies: $2,221,350, $ — and $ —, respectively.
[c]	Proceeds: $ —, $7,562,543 and $11,313,673, respectively. See Note 1.
[d]	No par value, unlimited number of shares authorized.

See notes to financial statements.

22	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended April 30, 2012

	iShares Dow Jones International Select Dividend Index Fund	iShares Dow Jones Select Dividend Index Fund	iShares High Dividend Equity Fund

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$37,660,858	$306,467,178	$25,701,372
Dividends — affiliated (Note 2)	—	23,024,774	—
Interest — affiliated (Note 2)	226	3,955	265
Securities lending income — affiliated (Note 2)	4,636	1,315,502	107,252

Total investment income	37,665,720	330,811,409	25,808,889

EXPENSES
Investment advisory fees (Note 2)	3,378,517	32,551,013	2,445,135

Total expenses	3,378,517	32,551,013	2,445,135

Net investment income	34,287,203	298,260,396	23,363,754

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(36,414,361)	(83,719,666)	(4,012,547)
Investments — affiliated (Note 2)	—	(5,286,855)	—
In-kind redemptions — unaffiliated	659,236	349,532,830	17,424,524
In-kind redemptions — affiliated (Note 2)	—	15,894,155	—
Foreign currency transactions	(380,725)	—	—

Net realized gain (loss)	(36,135,850)	276,420,464	13,411,977

Net change in unrealized appreciation/depreciation on: Investments	(58,051,882)	428,034,432	101,537,546
Translation of assets and liabilities in foreign currencies	4,189	—	—

Net change in unrealized appreciation/depreciation	(58,047,693)	428,034,432	101,537,546

Net realized and unrealized gain (loss)	(94,183,543)	704,454,896	114,949,523

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(59,896,340)	$1,002,715,292	$138,313,277

[a]	Net of foreign withholding tax of $3,398,812, $ — and $ —, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	23

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Dow Jones International Select Dividend Index Fund		iShares Dow Jones Select Dividend Index Fund
	Year ended April 30, 2012	Year ended April 30, 2011	Year ended April 30, 2012	Year ended April 30, 2011

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$34,287,203	$10,361,365	$298,260,396	$185,479,310
Net realized gain (loss)	(36,135,850)	22,454,444	276,420,464	314,167,061
Net change in unrealized appreciation/depreciation	(58,047,693)	50,767,697	428,034,432	427,523,172

Net increase (decrease) in net assets resulting from operations	(59,896,340)	83,583,506	1,002,715,292	927,169,543

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(31,972,263)	(9,213,314)	(292,320,901)	(184,793,413)

Total distributions to shareholders	(31,972,263)	(9,213,314)	(292,320,901)	(184,793,413)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	518,255,022	379,423,447	4,905,207,289	2,620,594,857
Cost of shares redeemed	(4,398,403)	(60,055,870)	(1,521,296,412)	(1,501,333,606)

Net increase in net assets from capital share transactions	513,856,619	319,367,577	3,383,910,877	1,119,261,251

INCREASE IN NET ASSETS	421,988,016	393,737,769	4,094,305,268	1,861,637,381

NET ASSETS
Beginning of year	523,506,378	129,768,609	6,202,221,374	4,340,583,993

End of year	$945,494,394	$523,506,378	$10,296,526,642	$6,202,221,374

Undistributed net investment income included in net assets at end of year	$3,939,364	$1,989,547	$14,238,470	$8,298,975

SHARES ISSUED AND REDEEMED
Shares sold	16,150,000	11,450,000	95,150,000	54,850,000
Shares redeemed	(150,000)	(1,800,000)	(29,150,000)	(30,700,000)

Net increase in shares outstanding	16,000,000	9,650,000	66,000,000	24,150,000

See notes to financial statements.

24	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares High Dividend Equity Fund
	Year ended April 30, 2012	Period from March 29, 2011[a] to April 30, 2011

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$23,363,754	$48,145
Net realized gain	13,411,977	1,419
Net change in unrealized appreciation/depreciation	101,537,546	779,234

Net increase in net assets resulting from operations	138,313,277	828,798

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(20,303,286)	—

Total distributions to shareholders	(20,303,286)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,441,063,124	22,968,984
Cost of shares redeemed	(136,944,792)	—

Net increase in net assets from capital share transactions	1,304,118,332	22,968,984

INCREASE IN NET ASSETS	1,422,128,323	23,797,782

NET ASSETS
Beginning of period	23,797,782	—

End of period	$1,445,926,105	$23,797,782

Undistributed net investment income included in net assets at end of period	$3,108,329	$48,145

SHARES ISSUED AND REDEEMED
Shares sold	26,950,000	450,000
Shares redeemed	(2,450,000)	—

Net increase in shares outstanding	24,500,000	450,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	25

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones International Select Dividend Index Fund
	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Period from Jun. 11, 2007[a] to Apr. 30, 2008
Net asset value, beginning of period	$37.94	$31.27	$21.24	$42.81	$49.10

Income from investment operations:
Net investment income[b]	1.61	1.29	1.18	1.42	3.30
Net realized and unrealized gain (loss)[c]	(6.19)	6.71	10.06	(20.98)	(7.66)

Total from investment operations	(4.58)	8.00	11.24	(19.56)	(4.36)

Less distributions from:
Net investment income	(1.63)	(1.33)	(1.21)	(2.01)	(1.93)

Total distributions	(1.63)	(1.33)	(1.21)	(2.01)	(1.93)

Net asset value, end of period	$31.73	$37.94	$31.27	$21.24	$42.81

Total return	(11.95)%	26.64%	53.75%	(46.81)%	(9.00)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$945,494	$523,506	$129,769	$52,027	$62,081
Ratio of expenses to average net assets[e]	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets[e]	5.07%	3.91%	3.98%	5.77%	8.29%
Portfolio turnover rate[f]	28%	38%	62%	62%	42%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

26	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones Select Dividend Index Fund
	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008
Net asset value, beginning of year	$53.65	$47.46	$34.94	$59.40	$73.45

Income from investment operations:
Net investment income[a]	1.94	1.73	1.59	2.12	2.44
Net realized and unrealized gain (loss)[b]	3.00	6.21	12.57	(24.40)	(14.01)

Total from investment operations	4.94	7.94	14.16	(22.28)	(11.57)

Less distributions from:
Net investment income	(1.89)	(1.75)	(1.64)	(2.18)	(2.48)

Total distributions	(1.89)	(1.75)	(1.64)	(2.18)	(2.48)

Net asset value, end of year	$56.70	$53.65	$47.46	$34.94	$59.40

Total return	9.56%	17.25%	41.33%	(38.17)%	(16.05)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$10,296,527	$6,202,221	$4,340,584	$2,960,998	$5,901,872
Ratio of expenses to average net assets	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of net investment income to average net assets	3.67%	3.59%	3.84%	4.72%	3.64%
Portfolio turnover rate[c]	16%	18%	25%	51%	20%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	27

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares High Dividend Equity Fund
	Year ended Apr. 30, 2012	Period from Mar. 29, 2011[a] to Apr. 30, 2011
Net asset value, beginning of period	$52.88	$50.35

Income from investment operations:
Net investment income[b]	2.10	0.18
Net realized and unrealized gain[c]	4.41	2.35

Total from investment operations	6.51	2.53

Less distributions from:
Net investment income	(1.44)	—

Total distributions	(1.44)	—

Net asset value, end of period	$57.95	$52.88

Total return	12.54%	5.03%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$1,445,926	$23,798
Ratio of expenses to average net assets[e]	0.40%	0.40%
Ratio of net investment income to average net assets[e]	3.82%	3.97%
Portfolio turnover rate[f]	28%	1%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

28	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares Fund	Diversification Classification
Dow Jones International Select Dividend Index	Non-diversified
Dow Jones Select Dividend Index	Diversified
High Dividend Equity	Non-diversified

Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Each Fund may invest in securities of non-U.S. issuers that may trade in non-U.S. markets. This may involve certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Funds; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets and the risk of war.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS	29

Notes to Financial Statements (Continued)

iSHARES® TRUST

SECURITY VALUATION

U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The securities and other assets of each Fund are valued at fair value pursuant to the policies and procedures approved by the Board of Trustees of the Trust (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (NAV).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors in accordance with policies approved by the Board. Such valuations are reported to the Board.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability, and inputs that are derived principally from or corroborated by observable market data by correlation or other means; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Funds’ assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Funds’ perceived risk of that instrument.

As of April 30, 2012, the value of each of the Funds’ investments was classified as Level 1. The breakdown of each Fund’s investments into major categories is disclosed in its respective Schedule of Investments.

30	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of April 30, 2012 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

SHORT POSITIONS

From time to time, in order to track the performance of their respective benchmark index, the Funds may sell non-index securities that will be received through corporate actions occurring on the opening of market trading on the following business day. Such short positions are valued consistent with how securities are valued as described under “Security Valuation.” The obligation to deliver the securities is recorded as a liability in the Funds’ Statements of Assets and Liabilities and is equal to the current fair value of the securities to be delivered. Any market fluctuations between the value of the obligation to sell these securities and the current fair value are reflected as unrealized appreciation (depreciation) in the Funds’ Statements of Operations. Upon receipt of the securities related to the corporate actions, the Funds record a realized gain (loss). Dividends on securities sold short, if any, are reflected as an expense in the Statement of Operations. Details of the short position resulting from the non-index securities sold by the Funds, if any, are included in their respective Schedule of Investments.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

Certain Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, capital gains on investments, certain foreign currency transactions or other corporate events. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on capital gains from sales of investments and foreign currency transactions are included in their respective net realized gain (loss) categories, and foreign taxes on other corporate events are reflected in “Other foreign taxes.” Foreign taxes payable as of April 30, 2012, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements (Continued)

iSHARES® TRUST

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

FEDERAL INCOME TAXES

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

RECENT ACCOUNTING STANDARD

In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statements and disclosures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares Fund	Investment Advisory Fee
Dow Jones International Select Dividend Index	0.50%
Dow Jones Select Dividend Index	0.40
High Dividend Equity	0.40

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”) to serve as securities lending agent for the Funds, subject to applicable conditions. BTC is an affiliate of BFA. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, and any fees or other payments to and from borrowers of securities. Each Fund retains 65% of securities lending income and pays a fee to BTC equal to 35% of such income. As

32	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

securities lending agent, BTC is responsible for all transaction fees and all other operational costs relating to securities lending activities, other than extraordinary expenses. BTC is also responsible for fees and expenses incurred by each Fund as a result of the investment of cash collateral received for securities on loan in a money market fund managed by BFA or an affiliate.

For the year ended April 30, 2012, BTC earned securities lending agent fees from the Funds as follows:

iShares Fund	Securities Lending Agent Fees
Dow Jones International Select Dividend Index	$2,496
Dow Jones Select Dividend Index	708,347
High Dividend Equity	57,752

At the Special Meeting of the Board of Trustees held on January 5, 2012, the Board approved a new distribution agreement with BlackRock Investments, LLC (“BRIL”). BRIL is an affiliate of BFA. Effective April 1, 2012, BRIL replaced SEI Investments Distribution Co. as the distributor for each Fund. Pursuant to the new distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trades for the year ended April 30, 2012, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest — affiliated” in the Statements of Operations.

As of April 30, 2012, The PNC Financial Services Group, Inc. (“PNC”) and Barclays PLC (“Barclays”) are the largest stockholders of BlackRock. Due to the ownership structure, PNC is an affiliate of the Funds for 1940 Act purposes, but Barclays is not.

Investments in issuers considered to be affiliates of the Funds (excluding short-term investments) during the year ended April 30, 2012, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

iShares Index Fund and Name of Affiliated Issuer	Shares Held at Beginning of Year	Shares Purchased	Shares Sold	Shares Held at End of Year	Value at End of Year	Dividend Income	Net Realized Gain (Loss)
Dow Jones Select Dividend Index
Bank of Hawaii Corp.	1,521,731	1,771,199	(483,210)	2,809,720	$137,367,211	$3,819,751	$(184,881)
Black Hills Corp.	1,842,914	1,586,452	(548,368)	2,880,998	95,101,744	3,510,752	455,246
Deluxe Corp.	1,777,861	1,679,467	(483,554)	2,973,774	70,805,559	2,389,511	2,147,658
UniSource Energy Corp.	1,696,988	1,732,800	(456,403)	2,973,385	108,231,214	3,905,841	1,675,226
Universal Corp.	1,909,945	1,611,110	(647,844)	2,873,211	131,679,260	4,910,896	643,662
Watsco Inc.	1,309,897	1,271,598	(351,446)	2,230,049	160,452,025	4,488,023	5,870,389

					$703,637,013	$23,024,774	$10,607,300

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements (Continued)

iSHARES® TRUST

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended April 30, 2012 were as follows:

iShares Fund	Purchases	Sales
Dow Jones International Select Dividend Index	$214,365,673	$191,112,290
Dow Jones Select Dividend Index	1,356,604,324	1,280,164,613
High Dividend Equity	177,892,652	172,564,793

In-kind transactions (see Note 4) for the year ended April 30, 2012 were as follows:

iShares Fund	In-kind Purchases	In-kind Sales
Dow Jones International Select Dividend Index	$494,361,579	$4,161,728
Dow Jones Select Dividend Index	4,786,292,337	1,484,483,834
High Dividend Equity	1,435,981,156	136,020,177

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities, which constitutes an optimized representation of the securities of that fund’s underlying index, and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities.

5.	LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint

34	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

accounts or money market funds, including those managed by BFA or its affiliates. Each Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the value of the cash collateral received.

As of April 30, 2012, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA. The value of the securities on loan as of April 30, 2012 and the value of the related collateral are disclosed in the Statements of Assets and Liabilities. Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral, net of fees and other payments to and from borrowers, and less the fees paid to BTC as securities lending agent.

6.	INCOME TAX INFORMATION

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of April 30, 2012, attributable to passive foreign investment companies, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares Fund	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Dow Jones International Select Dividend Index	$160,702	$(365,123)	$204,421
Dow Jones Select Dividend Index	351,503,677	—	(351,503,677)
High Dividend Equity	16,978,871	(284)	(16,978,587)

The tax character of distributions paid during the years ended April 30, 2012 and April 30, 2011 was as follows:

iShares Fund	2012	2011
Dow Jones International Select Dividend Index
Ordinary income	$31,972,263	$9,213,314

Dow Jones Select Dividend Index
Ordinary income	$292,320,901	$184,793,413

High Dividend Equity
Ordinary income	$20,303,286	$—

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of April 30, 2012, the tax components of accumulated net earnings (losses) were as follows:

iShares Fund	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
Dow Jones International Select Dividend Index	$5,602,888	$(26,644,399)	$(18,119,194)	$(11,462,070)	$(50,622,775)
Dow Jones Select Dividend Index	14,238,470	(2,516,976,853)	1,124,356,537	(7,275,599)	(1,385,657,445)
High Dividend Equity	3,108,329	(619,438)	99,412,337	(41,310)	101,859,918

[a]

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the year ending April 30, 2013.

As of April 30, 2012, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares Fund	Non- Expiring [a]	Expiring 2014	Expiring 2015	Expiring 2016	Expiring 2017	Expiring 2018	Total
Dow Jones International Select Dividend Index	$4,231,217	$—	$—	$—	$4,619,093	$17,794,089	$26,644,399
Dow Jones Select Dividend Index	—	15,844,792	11,633,250	22,860,226	812,020,292	1,654,618,293	2,516,976,853
High Dividend Equity	619,438	—	—	—	—	—	619,438

[a]	Must be utilized prior to losses subject to expiration.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of April 30, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Dow Jones International Select Dividend Index	$958,581,350	$66,347,507	$(84,524,056)	$(18,176,549)
Dow Jones Select Dividend Index	9,230,480,128	1,401,315,613	(276,959,076)	1,124,356,537
High Dividend Equity	1,360,696,334	105,802,396	(6,390,059)	99,412,337

Management has reviewed the tax positions as of April 30, 2012, inclusive of the open tax return years, and has determined that no provision for income tax is required in the Funds’ financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

36	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares Dow Jones International Select Dividend Index Fund, iShares Dow Jones Select Dividend Index Fund and iShares High Dividend Equity Fund (the “Funds”), at April 30, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2012 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

June 21, 2012

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	37

Tax Information (Unaudited)

iSHARES® TRUST

For the fiscal year ended April 30, 2012, the iShares Dow Jones International Select Dividend Index Fund earned foreign source income of $41,059,670 and paid foreign taxes of $3,390,767 which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code (the “Code”).

For corporate shareholders, the following percentages of the income dividends paid by certain Funds during the fiscal year ended April 30, 2012 qualified for the dividends-received deduction:

iShares Fund	Dividends- Received Deduction
Dow Jones Select Dividend Index	100.00%
High Dividend Equity	100.00

Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended April 30, 2012:

iShares Fund	Qualified Dividend Income
Dow Jones International Select Dividend Index	$35,363,030
Dow Jones Select Dividend Index	292,320,901
High Dividend Equity	20,303,286

In February 2013, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2012. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

38	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares Fund	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
Dow Jones International Select Dividend Index	$1.60091	$—	$0.03009	$1.63100	98%	—%	2%		100%
Dow Jones Select Dividend Index	1.88369	—	0.00310	1.88679	100	—	0	[a]	100
High Dividend Equity	1.39638	—	0.04470	1.44108	97	—	3		100

[a]	Rounds to less than 1%.

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

SUPPLEMENTAL INFORMATION	39

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Dow Jones International Select Dividend Index Fund

Period Covered: July 1, 2007 through March 31, 2012

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	8	0.67%
Greater than 5.5% and Less than 6.0%	1	0.08
Greater than 5.0% and Less than 5.5%	3	0.25
Greater than 4.5% and Less than 5.0%	3	0.25
Greater than 4.0% and Less than 4.5%	2	0.17
Greater than 3.5% and Less than 4.0%	5	0.42
Greater than 3.0% and Less than 3.5%	10	0.84
Greater than 2.5% and Less than 3.0%	23	1.92
Greater than 2.0% and Less than 2.5%	45	3.76
Greater than 1.5% and Less than 2.0%	75	6.27
Greater than 1.0% and Less than 1.5%	171	14.29
Greater than 0.5% and Less than 1.0%	303	25.31
Between 0.5% and –0.5%	374	31.24
Less than –0.5% and Greater than –1.0%	80	6.68
Less than –1.0% and Greater than –1.5%	42	3.51
Less than –1.5% and Greater than –2.0%	22	1.84
Less than –2.0% and Greater than –2.5%	14	1.17
Less than –2.5% and Greater than –3.0%	7	0.58
Less than –3.0% and Greater than –3.5%	2	0.17
Less than –3.5% and Greater than –4.0%	1	0.08
Less than –4.0% and Greater than –4.5%	4	0.33
Less than –4.5%	2	0.17

	1,197	100.00%

40	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Dow Jones Select Dividend Index Fund

Period Covered: January 1, 2007 through March 31, 2012

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	3	0.23%
Greater than 1.5% and Less than 2.0%	1	0.08
Greater than 1.0% and Less than 1.5%	2	0.15
Greater than 0.5% and Less than 1.0%	10	0.76
Between 0.5% and –0.5%	1,295	98.02
Less than –0.5% and Greater than –1.0%	3	0.23
Less than –1.0% and Greater than –1.5%	2	0.15
Less than –1.5% and Greater than –2.0%	2	0.15
Less than –2.0% and Greater than –2.5%	1	0.08
Less than –2.5%	2	0.15

	1,321	100.00%

iShares High Dividend Equity Fund

Period Covered: April 1, 2011 through March 31, 2012

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	1	0.40%
Between 0.5% and –0.5%	251	99.60

	252	100.00%

SUPPLEMENTAL INFORMATION	41

Trustee and Officer Information (Unaudited)

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Treasurer and Secretary shall each hold office until their successors are chosen and qualified, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not interested persons (as defined in the 1940 Act) are referred to as Independent Trustees.

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee of iShares Trust also serves as a Director of iShares, Inc. and a Director of iShares MSCI Russia Capped Index Fund, Inc. and, as a result, oversees a total of 272 funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Trustee and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees and Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert S. Kapito[a] (55)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006 and 2007, respectively); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of BlackRock, Inc. (since 2007).

Michael Latham[b] (46)	Trustee (since 2010); President (since 2007).	Chairman of iShares, BlackRock, Inc. (since 2011); Global Chief Executive Officer of iShares, BTC (2010-2011); Managing Director, BTC (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007-2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange-Traded Products Business of BGI (2003-2007).	Director of iShares, Inc. (since 2010); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

42	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert H. Silver (57)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Member, Non-Investor Advisory Board of Russia Partners II, LP (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Independent Chairman of iShares, Inc. and iShares MSCI Russia Capped Index Fund, Inc. (since 2012).
Cecilia H. Herbert (63)	Trustee (since 2005).

Director (since 1998) and President

(2007-2010) of the Board of

Directors, Catholic Charities CYO;

Trustee of Pacific Select Funds

(2004-2005); Trustee (2002-2011) and Chair of the Finance Committee (2006-2009) and Investment Committee (2006-2011) of the Thacher School; Member (since 1994) and Chair (1994-2005) of

Investment Committee, Archdiocese

of San Francisco; Trustee and member (since 2011) of the Investment Committee, WNET, a New York public broadcasting company.

Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director, Forward Funds (34 portfolios) (since 2009).
Charles A. Hurty (68)	Trustee (since 2005).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of Skybridge Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).
John E. Kerrigan (56)	Trustee (since 2005).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

John E. Martinez (51)	Trustee (since 2003).	Director of EquityRock, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

TRUSTEE AND OFFICER INFORMATION	43

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
George G.C. Parker (73)	Trustee (since 2000).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University: Graduate School of Business (Professor since 1973; Emeritus since 2006).

Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped Index Fund, Inc. (since

2010); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since

2004); Director of Colony Financial, Inc. (since 2009); Director of First

Republic Bank (since 2010).

Madhav V. Rajan (47)	Trustee (since 2011).

Gregor G. Peterson Professor of

Accounting and Senior Associate

Dean for Academic Affairs, Stanford

University: Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(Winter 2007-2008).

Director of iShares, Inc. (since 2011); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2011).

44	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years
Edward B. Baer (43)	Vice President and Chief Legal Officer (since 2012).	Managing Director, BlackRock (since 2006).

Eilleen M. Clavere (60)	Secretary (since 2007).	Director, BlackRock (since 2009); Director of Legal Administration of Intermediary Investor Business of BGI (2006-2009).

Jack Gee (52)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock (since 2009); Senior Director of Fund Administration of Intermediary Investor Business of BGI (2009); Director of Fund Administration of Intermediary Investor Business of BGI (2004-2009).

Amy Schioldager (49)	Executive Vice President (since 2007).	Managing Director, BlackRock (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008).

Ira P. Shapiro (49)	Vice President (since 2007).	Managing Director, BlackRock (since 2009); Chief Legal Officer, Exchange-Traded Funds Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

Matt Tucker (39)	Vice President (since 2007).	Managing Director, BlackRock (since 2009); Director of Fixed Income Investment Strategy, BGI (2009); Head of U.S. Fixed Income Investment Solutions, BGI (2005-2008).

TRUSTEE AND OFFICER INFORMATION	45

Notes:

46	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com

or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Dow Jones Trademark Holdings, LLC, or Morningstar, Inc. nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2012 BlackRock. All rights reserved. iShares® and BlackRock® are registered trademarks of BlackRock. All other trademarks, servicemarks or registered trademarks are the property of their respective owners.

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iS-AR-46-0412

April 30, 2012

2012 Annual Report

iShares Trust

iShares Morningstar Large Core Index Fund  |  JKD  |  NYSE Arca

iShares Morningstar Large Growth Index Fund  |  JKE  |  NYSE Arca

iShares Morningstar Large Value Index Fund  |  JKF  |  NYSE Arca

iShares Morningstar Mid Core Index Fund  |  JKG  |  NYSE Arca

iShares Morningstar Mid Growth Index Fund  |  JKH  |  NYSE Arca

iShares Morningstar Mid Value Index Fund  |  JKI  |  NYSE Arca

iShares Morningstar Small Core Index Fund  |  JKJ  |  NYSE Arca

iShares Morningstar Small Growth Index Fund  |  JKK  |  NYSE Arca

iShares Morningstar Small Value Index Fund  |  JKL  |  NYSE Arca

Management’s Discussions of Fund Performance

iSHARES® MORNINGSTAR LARGE CORE INDEX FUND

iSHARES® MORNINGSTAR LARGE GROWTH INDEX FUND

iSHARES® MORNINGSTAR LARGE VALUE INDEX FUND

Performance as of April 30, 2012

	Average Annual Total Returns
	Year Ended 4/30/12			Five Years Ended 4/30/12			Inception to 4/30/12
iSHARES INDEX FUND	NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
Morningstar Large Core	6.35%	6.29%	6.56%	2.33%	2.29%	2.51%	5.55%	5.53%	5.75%
Morningstar Large Growth	11.42%	11.42%	11.66%	3.47%	3.45%	3.72%	4.08%	4.07%	4.33%
Morningstar Large Value	(1.18)%	(1.16)%	(0.92)%	(3.28)%	(3.31)%	(3.09)%	3.54%	3.52%	3.79%

	Cumulative Total Returns
	Year Ended 4/30/12			Five Years Ended 4/30/12			Inception to 4/30/12
iSHARES INDEX FUND	NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
Morningstar Large Core	6.35%	6.29%	6.56%	12.21%	11.98%	13.20%	52.69%	52.47%	54.99%
Morningstar Large Growth	11.42%	11.42%	11.66%	18.57%	18.50%	20.02%	36.79%	36.72%	39.41%
Morningstar Large Value	(1.18)%	(1.16)%	(0.92)%	(15.34)%	(15.48)%	(14.52)%	31.35%	31.19%	33.86%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

Total returns for the period since inception are calculated from the inception date of each Fund (6/28/04). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

Each Fund’s per share net asset value or “NAV” is the value of one share of such Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of each Fund and the market return is based on the market price per share of each Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of each Fund are listed for trading, as of the time that such Fund’s NAV is calculated. Since shares of each Fund did not trade in the secondary market until after each Fund’s inception, for the period from inception to the first day of secondary market trading in shares of each Fund (7/2/04), the NAV of each Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in each Fund at Market Price and NAV, respectively.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussions of Fund Performance (Continued)

iSHARES® MORNINGSTAR LARGE CORE INDEX FUND

iSHARES® MORNINGSTAR LARGE GROWTH INDEX FUND

iSHARES® MORNINGSTAR LARGE VALUE INDEX FUND

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future results.

The iShares Morningstar Large Core Index Fund (the “Core Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar® Large Core IndexSM (the “Core Index”). The Core Index measures the performance of stocks issued by large-capitalization companies that have exhibited average “growth” and “value” characteristics as determined by Morningstar’s proprietary index methodology. The Core Fund invests in a representative sample of securities included in the Core Index that collectively has an investment profile similar to the Core Index. Due to the use of representative sampling, the Core Fund may or may not hold all of the securities that are included in the Core Index. For the 12-month period ended April 30, 2012 (the “reporting period”), the total return for the Core Fund was 6.35%, net of fees, while the total return for the Core Index was 6.56%.

PORTFOLIO ALLOCATION

As of 4/30/12

Sector*	Percentage of Net Assets

Consumer Non-Cyclical	25.70%
Financial	18.37
Technology	15.33
Consumer Cyclical	11.73
Industrial	11.65
Communications	10.16
Energy	4.47
Basic Materials	2.40
Short-Term and Other Net Assets	0.19

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/12

Security	Percentage of Net Assets

Microsoft Corp.	5.94%
International Business Machines Corp.	5.66
Procter & Gamble Co. (The)	4.34
Wells Fargo & Co.	4.14
Philip Morris International Inc.	3.83
Intel Corp.	3.59
Cisco Systems Inc.	2.69
PepsiCo Inc.	2.56
Wal-Mart Stores Inc.	2.56
McDonald’s Corp.	2.50

TOTAL	37.81%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

6	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussions of Fund Performance (Continued)

iSHARES® MORNINGSTAR LARGE CORE INDEX FUND

iSHARES® MORNINGSTAR LARGE GROWTH INDEX FUND

iSHARES® MORNINGSTAR LARGE VALUE INDEX FUND

The iShares Morningstar Large Growth Index Fund (the “Growth Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar® Large Growth IndexSM (the “Growth Index”). The Growth Index measures the performance of stocks issued by large-capitalization companies that have exhibited above-average “growth” characteristics as determined by Morningstar’s proprietary index methodology. The Growth Fund invests in a representative sample of securities included in the Growth Index that collectively has an investment profile similar to the Growth Index. Due to the use of representative sampling, the Growth Fund may or may not hold all of the securities that are included in the Growth Index. For the reporting period, the total return for the Growth Fund was 11.42%, net of fees, while the total return for the Growth Index was 11.66%.

PORTFOLIO ALLOCATION

As of 4/30/12

Sector*	Percentage of Net Assets

Technology	30.80%
Consumer Non-Cyclical	19.25
Communications	14.11
Consumer Cyclical	10.97
Energy	9.45
Industrial	8.19
Financial	3.68
Basic Materials	3.42
Short-Term and Other Net Assets	0.13

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/12

Security	Percentage of Net Assets

Apple Inc.	15.89%
Coca-Cola Co. (The)	4.67
Google Inc. Class A	4.58
Oracle Corp.	3.35
QUALCOMM Inc.	3.14
Schlumberger Ltd.	2.90
Amazon.com Inc.	2.40
Occidental Petroleum Corp.	2.17
Visa Inc. Class A	1.89
Comcast Corp. Class A	1.86

TOTAL	42.85%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussions of Fund Performance (Continued)

iSHARES® MORNINGSTAR LARGE CORE INDEX FUND

iSHARES® MORNINGSTAR LARGE GROWTH INDEX FUND

iSHARES® MORNINGSTAR LARGE VALUE INDEX FUND

The iShares Morningstar Large Value Index Fund (the “Value Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar® Large Value IndexSM (the “Value Index”). The Value Index measures the performance of stocks issued by large-capitalization companies that have exhibited above-average “value” characteristics as determined by Morningstar’s proprietary index methodology. The Value Fund invests in a representative sample of securities included in the Value Index that collectively has an investment profile similar to the Value Index. Due to the use of representative sampling, the Value Fund may or may not hold all of the securities that are included in the Value Index. For the reporting period, the total return for the Value Fund was (1.18)%, net of fees, while the total return for the Value Index was (0.92)%.

PORTFOLIO ALLOCATION

As of 4/30/12

Sector*	Percentage of Net Assets

Energy	23.66%
Consumer Non-Cyclical	20.83
Financial	18.64
Communications	9.75
Utilities	9.67
Industrial	9.18
Basic Materials	3.71
Technology	2.98
Consumer Cyclical	2.12
Short-Term and Other Assets, Less Liabilities	(0.54)

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/12

Security	Percentage of Net Assets

Exxon Mobil Corp.	12.10%
Chevron Corp.	6.25
General Electric Co.	6.04
AT&T Inc.	5.72
Johnson & Johnson	5.21
Pfizer Inc.	5.15
J.P. Morgan Chase & Co.	4.77
Merck & Co. Inc.	3.53
Verizon Communications Inc.	3.34
Citigroup Inc.	2.80

TOTAL	54.91%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

After a weak start, the U.S. stock market posted strong gains for the reporting period, as corporate profits improved, inflation remained low and interest rates continued to decline.

The stock market fell sharply in the summer of 2011, as the U.S. economy teetered on the verge of recession and Standard & Poor’s downgraded the credit rating of the U.S. government for the first time in history. Meanwhile, Greece threatened to default on its government bonds and the contagion spread to Spain, Italy and France as efforts by European monetary authorities were seen by many as ineffective. By the fall of 2011, however, stocks began to bounce back — rallying until early April 2012 as economic data improved. U.S. unemployment gradually fell to 8.1%, its lowest level in more than three years, while the U.S. economy added jobs nearly every month of the reporting period. Fixed-rate mortgage rates fell to record lows at the end of the reporting period, with 30-year loans below 4% and 15-year loans approaching 3%.

While long-term interest rates on mortgage and bank loans are subject to the laws of supply and demand, short-term interest rates are determined in large measure by the Federal Reserve Board (the “Fed”), the central bank of the U.S. The Fed met at the end of the reporting period, leaving in place a policy of very low interest rates until late 2014. Because the jobs picture continued to be weak and inflation remained under 2%, the Fed indicated that it would keep its strong monetary stimulus program in place until the economy strengthens.

8	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussions of Fund Performance (Continued)

iSHARES® MORNINGSTAR LARGE CORE INDEX FUND

iSHARES® MORNINGSTAR LARGE GROWTH INDEX FUND

iSHARES® MORNINGSTAR LARGE VALUE INDEX FUND

Although quarterly GDP growth remained in the low single digits at 2.2% in the first quarter of 2012, March 2012 consumer spending was a bright spot, up 2.7% over the previous year.

Technology stocks also benefited from an improving economy, as customers who delayed technology purchases during the recession were starting to invest in new generations of products. The technology sector saw a boom in initial public offerings somewhat reminiscent of the dot-com era of the late 1990s as new companies rushed to go public. However, many of these same companies saw their shares decline after their IPOs, as investors demanded to see profits. Meanwhile, the health care sector appeared to some analysts to be benefiting from the U.S. Supreme Court’s hearings on President Obama’s health care overhaul. The utilities sector generally benefited from the low interest rate environment, since utilities stocks tend to pay relatively high dividends and provide significant income to investors.

Overall, the Core Index produced positive returns for the reporting period. Within the Core Index, five out of eight sectors produced positive returns. The top three positive contributors to results for the reporting period were information technology, consumer discretionary and consumer staples stocks. The worst performer was the industrials sector, followed by the energy and materials sectors.

The Growth Index, which outperformed the Core Index, also saw the strongest performance for the reporting period from the information technology sector, the largest weighted sector in the Growth Index, followed by consumer discretionary and consumer staples stocks. However, the energy and industrials sectors produced negative results. In all, six out of nine sectors produced positive returns.

The Value Index posted slightly negative performance, as the financials, information technology and materials sectors produced losses during the reporting period. Meanwhile, five out of ten sectors produced positive returns, including the health care, utilities and industrials sectors.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussions of Fund Performance

iSHARES® MORNINGSTAR MID CORE INDEX FUND

iSHARES® MORNINGSTAR MID GROWTH INDEX FUND

iSHARES® MORNINGSTAR MID VALUE INDEX FUND

Performance as of April 30, 2012

	Average Annual Total Returns
	Year Ended 4/30/12			Five Years Ended 4/30/12			Inception to 4/30/12
iSHARES INDEX FUND	NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
Morningstar Mid Core	3.02%	3.00%	3.18%	3.08%	3.07%	3.28%	7.68%	7.67%	7.92%
Morningstar Mid Growth	(1.22)%	(1.27)%	(1.01)%	3.21%	3.20%	3.46%	8.07%	8.06%	8.34%
Morningstar Mid Value	(1.90)%	(1.95)%	(1.66)%	(0.24)%	(0.25)%	0.01%	6.23%	6.22%	6.48%

	Cumulative Total Returns
	Year Ended 4/30/12			Five Years Ended 4/30/12			Inception to 4/30/12
iSHARES INDEX FUND	NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
Morningstar Mid Core	3.02%	3.00%	3.18%	16.35%	16.30%	17.52%	78.59%	78.52%	81.74%
Morningstar Mid Growth	(1.22)%	(1.27)%	(1.01)%	17.13%	17.08%	18.53%	83.74%	83.65%	87.41%
Morningstar Mid Value	(1.90)%	(1.95)%	(1.66)%	(1.18)%	(1.26)%	0.06%	60.57%	60.53%	63.56%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

Total returns for the period since inception are calculated from the inception date of each Fund (6/28/04). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

Each Fund’s per share net asset value or “NAV” is the value of one share of such Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of each Fund and the market return is based on the market price per share of each Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of each Fund are listed for trading, as of the time that such Fund’s NAV is calculated. Since shares of each Fund did not trade in the secondary market until after each Fund’s inception, for the period from inception to the first day of secondary market trading in shares of each Fund (7/2/04), the NAV of each Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in each Fund at Market Price and NAV, respectively.

10	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussions of Fund Performance (Continued)

iSHARES® MORNINGSTAR MID CORE INDEX FUND

iSHARES® MORNINGSTAR MID GROWTH INDEX FUND

iSHARES® MORNINGSTAR MID VALUE INDEX FUND

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future results.

The iShares Morningstar Mid Core Index Fund (the “Core Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar® Mid Core IndexSM (the “Core Index”). The Core Index measures the performance of stocks issued by mid-capitalization companies that have exhibited average “growth” and “value” characteristics as determined by Morningstar’s proprietary index methodology. The Core Fund invests in a representative sample of securities included in the Core Index that collectively has an investment profile similar to the Core Index. Due to the use of representative sampling, the Core Fund may or may not hold all of the securities that are included in the Core Index. For the 12-month period ended April 30, 2012 (the “reporting period”), the total return for the Core Fund was 3.02%, net of fees, while the total return for the Core Index was 3.18%.

PORTFOLIO ALLOCATION

As of 4/30/12

Sector*	Percentage of Net Assets

Consumer Non-Cyclical	22.15%
Financial	18.59
Industrial	16.64
Consumer Cyclical	11.92
Technology	11.61
Energy	8.57
Basic Materials	6.06
Communications	3.25
Utilities	1.01
Short-Term and Other Net Assets	0.20

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/12

Security	Percentage of Net Assets

Ingersoll-Rand PLC	1.30%
Harley-Davidson Inc.	1.19
Health Care REIT Inc.	1.17
Host Hotels & Resorts Inc.	1.15
Dover Corp.	1.14
Analog Devices Inc.	1.14
Zimmer Holdings Inc.	1.10
Murphy Oil Corp.	1.04
Sherwin-Williams Co. (The)	1.03
Northern Trust Corp.	1.01

TOTAL	11.27%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussions of Fund Performance (Continued)

iSHARES® MORNINGSTAR MID CORE INDEX FUND

iSHARES® MORNINGSTAR MID GROWTH INDEX FUND

iSHARES® MORNINGSTAR MID VALUE INDEX FUND

The iShares Morningstar Mid Growth Index Fund (the “Growth Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar® Mid Growth IndexSM (the “Growth Index”). The Growth Index measures the performance of stocks issued by mid-capitalization companies that have exhibited above-average “growth” characteristics as determined by Morningstar’s proprietary index methodology. The Growth Fund invests in a representative sample of securities included in the Growth Index that collectively has an investment profile similar to the Growth Index. Due to the use of representative sampling, the Growth Fund may or may not hold all of the securities that are included in the Growth Index. For the reporting period, the total return for the Growth Fund was (1.22)%, net of fees, while the total return for the Growth Index was (1.01)%.

PORTFOLIO ALLOCATION

As of 4/30/12

Sector*	Percentage of Net Assets

Consumer Cyclical	19.61%
Technology	16.44
Industrial	15.38
Consumer Non-Cyclical	14.87
Communications	12.97
Energy	12.31
Financial	5.40
Basic Materials	2.02
Diversified	0.51
Utilities	0.42
Short-Term and Other Net Assets	0.07

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/12

Security	Percentage of Net Assets

Ross Stores Inc.	1.51%
Pioneer Natural Resources Co.	1.50
Fastenal Co.	1.47
O’Reilly Automotive Inc.	1.44
Chipotle Mexican Grill Inc.	1.37
Dollar Tree Inc.	1.29
Teradata Corp.	1.25
Cerner Corp.	1.23
Starwood Hotels & Resorts Worldwide Inc.	1.23
Red Hat Inc.	1.22

TOTAL	13.51%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

12	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussions of Fund Performance (Continued)

iSHARES® MORNINGSTAR MID CORE INDEX FUND

iSHARES® MORNINGSTAR MID GROWTH INDEX FUND

iSHARES® MORNINGSTAR MID VALUE INDEX FUND

The iShares Morningstar Mid Value Index Fund (the “Value Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar® Mid Value IndexSM (the “Value Index”). The Value Index measures the performance of stocks issued by mid-capitalization companies that have exhibited above-average “value” characteristics as determined by Morningstar’s proprietary index methodology. The Value Fund invests in a representative sample of securities included in the Value Index that collectively has an investment profile similar to the Value Index. Due to the use of representative sampling, the Value Fund may or may not hold all of the securities that are included in the Value Index. For the reporting period, the total return for the Value Fund was (1.90)%, net of fees, while the total return for the Value Index was (1.66)%.

PORTFOLIO ALLOCATION

As of 4/30/12

Sector*	Percentage of Net Assets

Financial	26.16%
Consumer Non-Cyclical	19.15
Utilities	14.55
Consumer Cyclical	13.56
Industrial	9.52
Basic Materials	5.40
Communications	5.32
Technology	4.05
Energy	2.10
Short-Term and Other Net Assets	0.19

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/12

Security	Percentage of Net Assets

Fifth Third Bancorp	1.35%
SunTrust Banks Inc.	1.34
Sara Lee Corp.	1.33
Seagate Technology PLC	1.28
Stanley Black & Decker Inc.	1.26
Northeast Utilities	1.18
Mattel Inc.	1.17
Invesco Ltd.	1.16
Weyerhaeuser Co.	1.12
M&T Bank Corp.	1.12

TOTAL	12.31%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

After a weak start, the U.S. stock market posted strong gains for the reporting period, as corporate profits improved, inflation remained low and interest rates continued to decline.

The stock market fell sharply in the summer of 2011, as the U.S. economy teetered on the verge of recession and Standard & Poor’s downgraded the credit rating of the U.S. government for the first time in history. Meanwhile, Greece threatened to default on its government bonds and the contagion spread to Spain, Italy and France as efforts by European monetary authorities were seen by many as ineffective. By the fall of 2011, however, stocks began to bounce back — rallying until early April 2012 as economic data improved. U.S. unemployment gradually fell to 8.1%, its lowest level in more than three years, while the U.S. economy added jobs nearly every month of the reporting period. Fixed-rate mortgage rates fell to record lows at the end of the reporting period, with 30-year loans below 4% and 15-year loans approaching 3%.

While long-term interest rates on mortgage and bank loans are subject to the laws of supply and demand, short-term interest rates are determined in large measure by the Federal Reserve Board (the “Fed”), the central bank of the U.S. The Fed met at the end of the reporting period, leaving in place a policy of very low interest rates until late 2014. Because the jobs picture continued to be weak and inflation remained under 2%, the Fed indicated that it would keep its strong monetary stimulus program in place until the economy strengthens.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussions of Fund Performance (Continued)

iSHARES® MORNINGSTAR MID CORE INDEX FUND

iSHARES® MORNINGSTAR MID GROWTH INDEX FUND

iSHARES® MORNINGSTAR MID VALUE INDEX FUND

Although quarterly GDP growth remained in the low single digits at 2.2% in the first quarter of 2012, March 2012 consumer spending was a bright spot, up 2.7% over the previous year.

Indeed, consumer discretionary and consumer staples stocks were among the strongest performers during the reporting period. Other sectors driven by an improving economy, such as financials and industrials, also posted strong gains. However, energy shares lagged as the price of crude oil fluctuated in the midst of turmoil in the Middle East and weak demand from Europe.

Within the Core Index, eight out of ten sectors produced positive returns, although overall performance of the Core Index was modest. The top three positive contributors to results for the reporting period were consumer discretionary, financials and industrials stocks, the three largest sectors in the Core Index. The worst performer was the energy sector, followed by the utilities and health care sectors.

The Growth Index saw slightly negative performance for the reporting period, with only four out of ten sectors reporting positive results. The energy, information technology and telecommunications sectors produced the most negative results. The top three positive performing sectors were consumer discretionary, industrials and consumer staples.

The Value Index posted negative results for the reporting period, with financials, energy and industrials posting the worst performance. Only three out of ten sectors produced positive returns, including the utilities, consumer discretionary and consumer staples sectors.

14	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussions of Fund Performance

iSHARES® MORNINGSTAR SMALL CORE INDEX FUND

iSHARES® MORNINGSTAR SMALL GROWTH INDEX FUND

iSHARES® MORNINGSTAR SMALL VALUE INDEX FUND

Performance as of April 30, 2012

	Average Annual Total Returns
	Year Ended 4/30/12			Five Years Ended 4/30/12			Inception to 4/30/12
iSHARES INDEX FUND	NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
Morningstar Small Core	(5.13)%	(5.14)%	(4.99)%	1.82%	1.81%	1.93%	6.89%	6.87%	7.08%
Morningstar Small Growth	(2.65)%	(2.66)%	(2.51)%	3.60%	3.59%	3.79%	6.00%	5.98%	6.23%
Morningstar Small Value	(0.57)%	(0.61)%	(0.35)%	2.85%	2.69%	3.10%	7.23%	7.21%	7.52%

	Cumulative Total Returns
	Year Ended 4/30/12			Five Years Ended 4/30/12			Inception to 4/30/12
iSHARES INDEX FUND	NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
Morningstar Small Core	(5.13)%	(5.14)%	(4.99)%	9.41%	9.40%	10.03%	68.64%	68.43%	70.93%
Morningstar Small Growth	(2.65)%	(2.66)%	(2.51)%	19.35%	19.26%	20.44%	57.86%	57.65%	60.55%
Morningstar Small Value	(0.57)%	(0.61)%	(0.35)%	15.11%	14.18%	16.50%	72.84%	72.64%	76.54%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

Total returns for the period since inception are calculated from the inception date of each Fund (6/28/04). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

Each Fund’s per share net asset value or “NAV” is the value of one share of such Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of each Fund and the market return is based on the market price per share of each Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of each Fund are listed for trading, as of the time that such Fund’s NAV is calculated. Since shares of each Fund did not trade in the secondary market until after each Fund’s inception, for the period from inception to the first day of secondary market trading in shares of each Fund (7/2/04), the NAV of each Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in each Fund at Market Price and NAV, respectively.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussions of Fund Performance (Continued)

iSHARES® MORNINGSTAR SMALL CORE INDEX FUND

iSHARES® MORNINGSTAR SMALL GROWTH INDEX FUND

iSHARES® MORNINGSTAR SMALL VALUE INDEX FUND

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future results.

The iShares Morningstar Small Core Index Fund (the “Core Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar® Small Core IndexSM (the “Core Index”). The Core Index measures the performance of stocks issued by small-capitalization companies that have exhibited average “growth” and “value” characteristics as determined by Morningstar’s proprietary index methodology. The Core Fund invests in a representative sample of securities included in the Core Index that collectively has an investment profile similar to the Core Index. Due to the use of representative sampling, the Core Fund may or may not hold all of the securities that are included in the Core Index. For the 12-month period ended April 30, 2012 (the “reporting period”), the total return for the Core Fund was (5.13)%, net of fees, while the total return for the Core Index was (4.99)%.

PORTFOLIO ALLOCATION

As of 4/30/12

Sector*	Percentage of Net Assets

Consumer Non-Cyclical	22.11%
Consumer Cyclical	19.72
Financial	18.64
Industrial	17.58
Technology	8.96
Energy	5.56
Communications	3.75
Basic Materials	3.67
Utilities	0.10
Short-Term and Other Assets, Less Liabilities	(0.09)

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/12

Security	Percentage of Net Assets

Superior Energy Services Inc.	1.14%
Home Properties Inc.	0.81
United Rentals Inc.	0.81
Corrections Corp. of America	0.79
WESCO International Inc.	0.79
Regal Beloit Corp.	0.77
Valmont Industries Inc.	0.77
SVB Financial Group	0.76
Carter’s Inc.	0.75
Tanger Factory Outlet Centers Inc.	0.74

TOTAL	8.13%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

16	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussions of Fund Performance (Continued)

iSHARES® MORNINGSTAR SMALL CORE INDEX FUND

iSHARES® MORNINGSTAR SMALL GROWTH INDEX FUND

iSHARES® MORNINGSTAR SMALL VALUE INDEX FUND

The iShares Morningstar Small Growth Index Fund (the “Growth Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar® Small Growth IndexSM (the “Growth Index”). The Growth Index measures the performance of stocks issued by small-capitalization companies that have exhibited above-average “growth” characteristics as determined by Morningstar’s proprietary index methodology. The Growth Fund invests in a representative sample of securities included in the Growth Index that collectively has an investment profile similar to the Growth Index. Due to the use of representative sampling, the Growth Fund may or may not hold all of the securities that are included in the Growth Index. For the reporting period, the total return for the Growth Fund was (2.65)%, net of fees, while the total return for the Growth Index was (2.51)%.

PORTFOLIO ALLOCATION

As of 4/30/12

Sector*	Percentage of Net Assets

Consumer Non-Cyclical	30.61%
Industrial	15.93
Technology	14.57
Consumer Cyclical	13.61
Communications	10.51
Energy	7.23
Financial	5.49
Basic Materials	1.97
Short-Term and Other Net Assets	0.08

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/12

Security	Percentage of Net Assets

Amylin Pharmaceuticals Inc.	1.10%
Human Genome Sciences Inc.	1.09
Signature Bank	0.97
Extra Space Storage Inc.	0.92
Cheniere Energy Inc.	0.88
SolarWinds Inc.	0.86
Hexcel Corp.	0.86
Rosetta Resources Inc.	0.86
Salix Pharmaceuticals Ltd.	0.84
Questcor Pharmaceuticals Inc.	0.84

TOTAL	9.22%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussions of Fund Performance (Continued)

iSHARES® MORNINGSTAR SMALL CORE INDEX FUND

iSHARES® MORNINGSTAR SMALL GROWTH INDEX FUND

iSHARES® MORNINGSTAR SMALL VALUE INDEX FUND

The iShares Morningstar Small Value Index Fund (the “Value Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar® Small Value IndexSM (the “Value Index”). The Value Index measures the performance of stocks issued by small-capitalization companies that have exhibited above-average “value” characteristics as determined by Morningstar’s proprietary index methodology. The Value Fund invests in a representative sample of securities included in the Value Index that collectively has an investment profile similar to the Value Index. Due to the use of representative sampling, the Value Fund may or may not hold all of the securities that are included in the Value Index. For the reporting period, the total return for the Value Fund was (0.57)%, net of fees, while the total return for the Value Index was (0.35)%.

PORTFOLIO ALLOCATION

As of 4/30/12

Sector*	Percentage of Net Assets

Financial	42.11%
Industrial	11.70
Utilities	11.35
Consumer Non-Cyclical	10.23
Consumer Cyclical	9.90
Basic Materials	6.14
Technology	3.72
Communications	2.59
Energy	2.16
Short-Term and Other Net Assets	0.10

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/12

Security	Percentage of Net Assets

Solutia Inc.	1.01%
PulteGroup Inc.	0.97
Kilroy Realty Corp.	0.93
Cytec Industries Inc.	0.92
BioMed Realty Trust Inc.	0.89
Hatteras Financial Corp.	0.79
MFA Financial Inc.	0.77
National Retail Properties Inc.	0.77
CBL & Associates Properties Inc.	0.77
WellCare Health Plans Inc.	0.77

TOTAL	8.59%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

After a weak start, the U.S. stock market posted strong gains for the reporting period, as corporate profits improved, inflation remained low and interest rates continued to decline.

The stock market fell sharply in the summer of 2011, as the U.S. economy teetered on the verge of recession and Standard & Poor’s downgraded the credit rating of the U.S. government for the first time in history. Meanwhile, Greece threatened to default on its government bonds and the contagion spread to Spain, Italy and France as efforts by European monetary authorities were seen by many as ineffective. By the fall of 2011, however, stocks began to bounce back — rallying until early April 2012 as economic data improved. U.S. unemployment gradually fell to 8.1%, its lowest level in more than three years, while the U.S. economy added jobs nearly every month of the reporting period. Fixed-rate mortgage rates fell to record lows at the end of the reporting period, with 30-year loans below 4% and 15-year loans approaching 3%.

While long-term interest rates on mortgage and bank loans are subject to the laws of supply and demand, short-term interest rates are determined in large measure by the Federal Reserve Board (the “Fed”), the central bank of the U.S. The Fed met at the end of the reporting period, leaving in place a policy of very low interest rates until late 2014. Because the jobs picture continued to be weak and inflation remained under 2%, the Fed indicated that it would keep its strong monetary stimulus program in place until the economy strengthens.

18	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussions of Fund Performance (Continued)

iSHARES® MORNINGSTAR SMALL CORE INDEX FUND

iSHARES® MORNINGSTAR SMALL GROWTH INDEX FUND

iSHARES® MORNINGSTAR SMALL VALUE INDEX FUND

Although quarterly GDP growth remained in the low single digits at 2.2% in the first quarter of 2012, March 2012 consumer spending was a bright spot, up 2.7% over the previous year.

Indeed, consumer discretionary and consumer staples stocks were among the strongest performers during the reporting period. Other sectors driven by an improving economy, such as financials and industrials, also posted strong gains, while health care shares continued to benefit from demographic trends, including an aging population. However, energy shares lagged as the price of crude oil fluctuated in the midst of turmoil in the Middle East and weak demand from Europe.

Within the Core Index, only two out of ten sectors produced positive returns, and overall performance of the Core Index was negative. The worst performer was the energy sector, followed by the information technology and materials sectors. The only positive contributors to results for the reporting period were consumer discretionary and consumer staple stocks.

The Growth Index also saw negative performance for the reporting period, with only four out of ten sectors reporting positive results. The information technology, energy and materials sectors produced the most negative results. The best performers were the health care, consumer discretionary and consumer staples sectors.

The Value Index posted a modestly negative return, with the energy, materials and information technology sectors producing the most negative results. Five out of ten sectors produced positive returns, including financials, utilities and health care.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Shareholder Expenses (Unaudited)

iSHARES® TRUST

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2011 to April 30, 2012.

ACTUAL EXPENSES

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

iShares Index Fund	Beginning Account Value (11/1/11)	Ending Account Value (4/30/12)	Annualized Expense Ratio	Expenses Paid During Period [a] (11/1/11 to 4/30/12)
Morningstar Large Core
Actual	$1,000.00	$1,137.10	0.20%	$1.06
Hypothetical (5% return before expenses)	1,000.00	1,023.90	0.20	1.01
Morningstar Large Growth
Actual	1,000.00	1,153.10	0.25	1.34
Hypothetical (5% return before expenses)	1,000.00	1,023.60	0.25	1.26
Morningstar Large Value
Actual	1,000.00	1,101.30	0.25	1.31
Hypothetical (5% return before expenses)	1,000.00	1,023.60	0.25	1.26
Morningstar Mid Core
Actual	1,000.00	1,139.80	0.25	1.33
Hypothetical (5% return before expenses)	1,000.00	1,023.60	0.25	1.26

20	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Shareholder Expenses (Unaudited) (Continued)

iSHARES® TRUST

iShares Index Fund	Beginning Account Value (11/1/11)	Ending Account Value (4/30/12)	Annualized Expense Ratio	Expenses Paid During Period [a] (11/1/11 to 4/30/12)
Morningstar Mid Growth
Actual	$1,000.00	$1,095.60	0.30%	$1.56
Hypothetical (5% return before expenses)	1,000.00	1,023.40	0.30	1.51
Morningstar Mid Value
Actual	1,000.00	1,122.20	0.30	1.58
Hypothetical (5% return before expenses)	1,000.00	1,023.40	0.30	1.51
Morningstar Small Core
Actual	1,000.00	1,121.80	0.25	1.32
Hypothetical (5% return before expenses)	1,000.00	1,023.60	0.25	1.26
Morningstar Small Growth
Actual	1,000.00	1,102.10	0.30	1.57
Hypothetical (5% return before expenses)	1,000.00	1,023.40	0.30	1.51
Morningstar Small Value
Actual	1,000.00	1,123.20	0.30	1.58
Hypothetical (5% return before expenses)	1,000.00	1,023.40	0.30	1.51

[a]

Expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days).

SHAREHOLDER EXPENSES	21

Schedule of Investments

iSHARES® MORNINGSTAR LARGE CORE INDEX FUND

April 30, 2012

Security	Shares	Value

COMMON STOCKS — 99.81%

ADVERTISING — 0.35%
Omnicom Group Inc.	18,819	$965,603

		965,603
AEROSPACE & DEFENSE — 2.87%
Boeing Co. (The)	45,035	3,458,688
United Technologies Corp.	53,776	4,390,273

		7,848,961
AGRICULTURE — 4.28%
Lorillard Inc.	9,168	1,240,339
Philip Morris International Inc.	117,118	10,483,232

		11,723,571
BANKS — 8.97%
Bank of America Corp.	685,967	5,563,192
Bank of New York Mellon Corp. (The)	81,861	1,936,013
State Street Corp.	33,433	1,545,273
U.S. Bancorp	130,057	4,183,934
Wells Fargo & Co.	338,943	11,330,865

		24,559,277
BEVERAGES — 2.56%
PepsiCo Inc.	106,340	7,018,440

		7,018,440
BIOTECHNOLOGY — 1.55%
Amgen Inc.	59,625	4,239,934

		4,239,934
CHEMICALS — 2.39%
Air Products and Chemicals Inc.	13,484	1,152,747
CF Industries Holdings Inc.	4,903	946,573
E.I. du Pont de Nemours and Co.	63,453	3,392,197
Mosaic Co. (The)	20,141	1,063,848

		6,555,365
COMPUTERS — 5.66%
International Business Machines Corp.	74,869	15,503,873

		15,503,873
COSMETICS & PERSONAL CARE — 4.34%
Procter & Gamble Co. (The)	186,897	11,894,125

		11,894,125
DIVERSIFIED FINANCIAL SERVICES — 1.85%
American Express Co.	70,026	4,216,266

Security	Shares	Value

Ameriprise Financial Inc.	15,435	$836,731

		5,052,997
ELECTRICAL COMPONENTS & EQUIPMENT — 0.96%
Emerson Electric Co.	50,063	2,630,310

		2,630,310
ELECTRONICS — 2.10%
Honeywell International Inc.	48,571	2,946,317
TE Connectivity Ltd.[a]	28,902	1,053,767
Tyco International Ltd.	31,376	1,761,135

		5,761,219
FOOD — 2.05%
General Mills Inc.	41,137	1,599,818
H.J. Heinz Co.	21,848	1,164,717
Kellogg Co.	16,550	836,933
Kroger Co. (The)	36,486	849,029
Sysco Corp.	40,014	1,156,405

		5,606,902
HEALTH CARE — PRODUCTS — 2.85%
Baxter International Inc.	38,989	2,160,380
Becton, Dickinson and Co.	13,694	1,074,294
Covidien PLC[a]	32,833	1,813,367
Medtronic Inc.	72,224	2,758,957

		7,806,998
HEALTH CARE — SERVICES — 2.55%
Aetna Inc.	24,599	1,083,340
Cigna Corp.	19,463	899,774
Humana Inc.	11,148	899,421
UnitedHealth Group Inc.	73,215	4,111,022

		6,993,557
HOUSEHOLD PRODUCTS & WARES — 0.77%
Kimberly-Clark Corp.	26,698	2,094,992

		2,094,992
INSURANCE — 3.34%
Aflac Inc.	32,022	1,442,271
Aon PLC	21,943	1,136,647
Berkshire Hathaway Inc. Class Bb	66,369	5,339,386
Marsh & McLennan Companies Inc.	36,784	1,230,425

		9,148,729
INTERNET — 0.30%
Symantec Corp.[b]	49,755	821,953

		821,953

22	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR LARGE CORE INDEX FUND

April 30, 2012

Security	Shares	Value

LEISURE TIME — 0.32%
Carnival Corp.	27,347	$888,504

		888,504
MACHINERY — 2.82%
Caterpillar Inc.	39,795	4,089,732
Cummins Inc.	11,838	1,371,195
Deere & Co.	27,366	2,253,864

		7,714,791
MANUFACTURING — 0.92%
Illinois Tool Works Inc.	28,214	1,618,919
Parker Hannifin Corp.	10,317	904,698

		2,523,617
MEDIA — 5.89%
CBS Corp. Class B NVS	41,142	1,372,086
McGraw-Hill Companies Inc. (The)	20,006	983,695
News Corp. Class A NVS	123,559	2,421,756
News Corp. Class B	29,660	588,454
Time Warner Cable Inc.	21,679	1,744,076
Time Warner Inc.	68,142	2,552,599
Viacom Inc. Class A	704	35,658
Viacom Inc. Class B NVS	33,243	1,542,143
Walt Disney Co. (The)	113,232	4,881,431

		16,121,898
OIL & GAS — 3.41%
Anadarko Petroleum Corp.	33,893	2,481,306
Apache Corp.	26,069	2,501,060
Hess Corp.	20,767	1,082,791
Marathon Petroleum Corp.	24,103	1,002,926
Noble Energy Inc.	11,968	1,188,662
Transocean Ltd.[a]	21,727	1,094,824

		9,351,569
PHARMACEUTICALS — 4.75%
Abbott Laboratories	105,875	6,570,602
Bristol-Myers Squibb Co.	116,865	3,899,785
Cardinal Health Inc.	23,501	993,387
McKesson Corp.	16,738	1,530,021

		12,993,795
PIPELINES — 1.06%
El Paso Corp.	52,020	1,543,434
Williams Companies Inc. (The)	39,706	1,351,195

		2,894,629

Security	Shares	Value

REAL ESTATE INVESTMENT TRUSTS — 4.22%
AvalonBay Communities Inc.	6,484	$942,774
Boston Properties Inc.[a]	9,880	1,069,510
Equity Residential	20,000	1,228,800
General Growth Properties Inc.	26,235	466,983
HCP Inc.[a]	27,562	1,142,445
Public Storage	9,580	1,372,431
Simon Property Group Inc.	19,907	3,097,529
Ventas Inc.	19,545	1,149,050
Vornado Realty Trust	12,504	1,073,343

		11,542,865
RETAIL — 11.41%
CVS Caremark Corp.	88,608	3,953,689
Home Depot Inc. (The)	104,854	5,430,389
Kohl’s Corp.	16,292	816,718
Lowe’s Companies Inc.	85,812	2,700,504
McDonald’s Corp.	70,178	6,838,846
Target Corp.	41,575	2,408,855
Wal-Mart Stores Inc.	118,800	6,998,508
Walgreen Co.	59,648	2,091,259

		31,238,768
SEMICONDUCTORS — 3.59%
Intel Corp.	346,346	9,836,226

		9,836,226
SOFTWARE — 6.08%
Activision Blizzard Inc.	28,870	371,557
Microsoft Corp.	508,301	16,275,798

		16,647,355
TELECOMMUNICATIONS — 3.62%
Cisco Systems Inc.	365,653	7,367,908
Corning Inc.	106,307	1,525,505
Motorola Solutions Inc.[a]	19,965	1,018,814

		9,912,227
TRANSPORTATION — 1.98%
CSX Corp.	71,349	1,591,796
United Parcel Service Inc. Class B	49,162	3,841,519

		5,433,315

TOTAL COMMON STOCKS
(Cost: $225,562,824)		273,326,365

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR LARGE CORE INDEX FUND

April 30, 2012

Security	Shares	Value

SHORT-TERM INVESTMENTS — 0.79%

MONEY MARKET FUNDS — 0.79%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.26%[c,d,e]	1,813,293	$1,813,293
BlackRock Cash Funds: Prime, SL Agency Shares
0.24%[c,d,e]	131,812	131,812
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[c,d]	222,426	222,426

		2,167,531

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,167,531)		2,167,531

TOTAL INVESTMENTS IN SECURITIES — 100.60%
(Cost: $227,730,355)		275,493,896
Other Assets, Less Liabilities — (0.60)%		(1,651,196)

NET ASSETS — 100.00%		$273,842,700

NVS — Non-Voting Shares

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

24	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MORNINGSTAR LARGE GROWTH INDEX FUND

April 30, 2012

Security	Shares	Value

COMMON STOCKS — 99.87%

AEROSPACE & DEFENSE — 0.46%
Goodrich Corp.	16,937	$2,124,917

		2,124,917
APPAREL — 2.55%
Coach Inc.	39,198	2,867,726
Nike Inc. Class B	51,125	5,719,354
Ralph Lauren Corp.	8,343	1,437,248
VF Corp.	11,727	1,783,090

		11,807,418
AUTO MANUFACTURERS — 0.45%
PACCAR Inc.	48,639	2,089,531

		2,089,531
AUTO PARTS & EQUIPMENT — 0.64%
Johnson Controls Inc.	92,181	2,947,027

		2,947,027
BEVERAGES — 4.67%
Coca-Cola Co. (The)	283,223	21,615,579

		21,615,579
BIOTECHNOLOGY — 3.52%
Alexion Pharmaceuticals Inc.[a,b]	25,056	2,263,058
Biogen Idec Inc.[a]	32,806	4,396,332
Celgene Corp.[a]	59,510	4,339,469
Gilead Sciences Inc.[a]	101,867	5,298,103

		16,296,962
CHEMICALS — 2.73%
Ecolab Inc.	36,764	2,341,499
Monsanto Co.	72,517	5,524,345
Praxair Inc.	41,173	4,763,716

		12,629,560
COAL — 0.25%
Peabody Energy Corp.	36,616	1,139,124

		1,139,124
COMMERCIAL SERVICES — 4.43%
Automatic Data Processing Inc.	66,790	3,714,860
MasterCard Inc. Class A	14,352	6,490,979
Visa Inc. Class A	70,959	8,726,538
Western Union Co.	83,779	1,539,858

		20,472,235

Security	Shares	Value

COMPUTERS — 20.12%
Accenture PLC Class Ab	86,880	$5,642,856
Apple Inc.[a]	125,732	73,457,664
Cognizant Technology Solutions Corp. Class Aa	41,168	3,018,438
EMC Corp.[a]	276,651	7,804,325
NetApp Inc.[a]	49,295	1,914,125
SanDisk Corp.[a,b]	32,250	1,193,572

		93,030,980
COSMETICS & PERSONAL CARE — 1.75%
Colgate-Palmolive Co.	60,700	6,005,658
Estee Lauder Companies Inc. (The) Class A	31,682	2,070,419

		8,076,077
DISTRIBUTION & WHOLESALE — 0.36%
W.W. Grainger Inc.	7,977	1,657,780

		1,657,780
DIVERSIFIED FINANCIAL SERVICES — 2.51%
BlackRock Inc.[c]	13,775	2,639,015
Charles Schwab Corp. (The)	139,876	2,000,227
CME Group Inc.	8,659	2,301,735
Franklin Resources Inc.	19,826	2,488,361
T. Rowe Price Group Inc.	34,307	2,165,286

		11,594,624
ELECTRONICS — 1.05%
Agilent Technologies, Inc.	46,879	1,977,356
Thermo Fisher Scientific Inc.	52,000	2,893,800

		4,871,156
FOOD — 0.69%
Hershey Co. (The)	20,717	1,388,246
Whole Foods Market Inc.	21,707	1,803,201

		3,191,447
HEALTH CARE — PRODUCTS — 1.50%
Intuitive Surgical Inc.[a]	5,337	3,085,853
St. Jude Medical Inc.	43,341	1,678,164
Stryker Corp.	39,873	2,175,870

		6,939,887
INSURANCE — 0.42%
Loews Corp.	46,686	1,920,195

		1,920,195

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR LARGE GROWTH INDEX FUND

April 30, 2012

Security	Shares	Value

INTERNET — 9.97%
Amazon.com Inc.[a]	47,792	$11,082,965
eBay Inc.[a]	150,205	6,165,915
Google Inc. Class Aa	34,987	21,175,182
Groupon Inc.a.b	4,268	45,711
Priceline.com Inc.[a,b]	6,749	5,134,774
Yahoo! Inc.[a]	160,743	2,497,946

		46,102,493
LODGING — 1.29%
Las Vegas Sands Corp.	53,404	2,963,388
Marriott International Inc. Class A	39,681	1,551,130
Wynn Resorts Ltd.	10,884	1,451,926

		5,966,444
MANUFACTURING — 2.59%
3M Co.	87,156	7,788,260
Danaher Corp.	77,167	4,183,995

		11,972,255
MEDIA — 3.41%
Comcast Corp. Class A	283,391	8,595,249
Comcast Corp. Class A Special NVS	88,228	2,631,841
DIRECTV Class Aa,b	91,711	4,518,601

		15,745,691
METAL FABRICATE & HARDWARE — 0.74%
Precision Castparts Corp.	19,517	3,442,213

		3,442,213
MINING — 0.69%
Newmont Mining Corp.	66,479	3,167,724

		3,167,724
OIL & GAS — 3.35%
EOG Resources Inc.	36,402	3,997,304
Occidental Petroleum Corp.	109,832	10,018,875
Southwestern Energy Co.[a,b]	46,832	1,478,954

		15,495,133
OIL & GAS SERVICES — 5.69%
Baker Hughes Inc.	58,956	2,600,549
Cameron International Corp.[a,b]	32,946	1,688,483
Halliburton Co.	124,715	4,267,747
National Oilwell Varco Inc.	57,323	4,342,790
Schlumberger Ltd.	181,000	13,419,340

		26,318,909

Security	Shares	Value

PHARMACEUTICALS — 2.69%
Allergan Inc.	41,706	$4,003,776
Express Scripts Holding Co.[a]	108,562	6,056,674
Mead Johnson Nutrition Co. Class A	27,765	2,375,573

		12,436,023
PIPELINES — 0.16%
Kinder Morgan Inc.[b]	20,124	722,452

		722,452
REAL ESTATE INVESTMENT TRUSTS — 0.76%
American Tower Corp.	53,299	3,495,348

		3,495,348
RETAIL — 5.67%
AutoZone Inc.[a]	3,993	1,581,867
Bed Bath & Beyond Inc.[a]	32,765	2,306,328
Costco Wholesale Corp.	58,773	5,182,015
Dollar General Corp.[a]	16,593	787,504
Limited Brands Inc.	34,454	1,712,364
Starbucks Corp.	100,817	5,784,879
TJX Companies Inc. (The)	102,290	4,266,516
Yum! Brands Inc.	63,371	4,608,973

		26,230,446
SEMICONDUCTORS — 5.07%
Altera Corp.	43,841	1,559,424
Broadcom Corp. Class Aa	65,786	2,407,768
QUALCOMM Inc.	227,801	14,542,816
Texas Instruments Inc.	154,960	4,949,422

		23,459,430
SOFTWARE — 5.61%
Adobe Systems Inc.[a,b]	67,058	2,250,466
Citrix Systems Inc.[a]	25,511	2,183,997
Intuit Inc.	37,011	2,145,528
Oracle Corp.	527,456	15,501,932
Salesforce.com Inc.[a]	16,604	2,585,741
VMware Inc. Class Aa,b	11,378	1,271,150

		25,938,814
TELECOMMUNICATIONS — 0.73%
Crown Castle International Corp.[a]	32,954	1,865,526
Juniper Networks Inc.[a,b]	71,439	1,530,938

		3,396,464

26	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR LARGE GROWTH INDEX FUND

April 30, 2012

Security	Shares	Value

TRANSPORTATION — 3.35%
C.H. Robinson Worldwide Inc.	22,215	$1,327,124
FedEx Corp.	39,874	3,518,482
Norfolk Southern Corp.	44,791	3,266,608
Union Pacific Corp.	65,514	7,366,394

		15,478,608

TOTAL COMMON STOCKS
(Cost: $360,363,079)		461,772,946

SHORT-TERM INVESTMENTS — 2.44%

MONEY MARKET FUNDS — 2.44%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.26%[c,d,e]	10,075,663	10,075,663
BlackRock Cash Funds: Prime, SL Agency Shares
0.24%[c,d,e]	732,421	732,421
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[c,d]	487,824	487,824

		11,295,908

TOTAL SHORT-TERM INVESTMENTS
(Cost: $11,295,908)		11,295,908

TOTAL INVESTMENTS IN SECURITIES — 102.31%
(Cost: $371,658,987)		473,068,854
Other Assets, Less Liabilities — (2.31)%		(10,702,168)

NET ASSETS — 100.00%		$462,366,686

NVS — Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	27

Schedule of Investments

iSHARES® MORNINGSTAR LARGE VALUE INDEX FUND

April 30, 2012

Security	Shares	Value

COMMON STOCKS — 100.54%

AEROSPACE & DEFENSE — 2.27%
General Dynamics Corp.	21,906	$1,478,655
Lockheed Martin Corp.	18,957	1,716,367
Northrop Grumman Corp.	17,932	1,134,737
Raytheon Co.	25,483	1,379,649

		5,709,408
AGRICULTURE — 2.88%
Altria Group Inc.	150,594	4,850,633
Archer-Daniels-Midland Co.	44,734	1,379,149
Reynolds American Inc.	24,930	1,017,892

		7,247,674
AUTO MANUFACTURERS — 1.62%
Ford Motor Co.	274,376	3,094,961
General Motors Co.[a,b]	42,604	979,892

		4,074,853
BANKS — 12.12%
BB&T Corp.	51,024	1,634,809
Capital One Financial Corp.	36,096	2,002,606
Citigroup Inc.	213,346	7,048,952
Goldman Sachs Group Inc. (The)	30,716	3,536,948
J.P. Morgan Chase & Co.	279,742	12,023,311
Morgan Stanley	97,908	1,691,850
PNC Financial Services Group Inc. (The)[c]	38,722	2,568,043

		30,506,519
CHEMICALS — 1.64%
Dow Chemical Co. (The)	86,364	2,926,012
PPG Industries Inc.	11,329	1,192,264

		4,118,276
COMPUTERS — 2.20%
Dell Inc.[a,b]	116,648	1,909,528
Hewlett-Packard Co.	146,268	3,621,595

		5,531,123
DIVERSIFIED FINANCIAL SERVICES — 0.53%
Discover Financial Services	39,026	1,322,981

		1,322,981
ELECTRIC — 9.25%
American Electric Power Co. Inc.	35,383	1,374,276
Consolidated Edison Inc.	21,398	1,272,111
Dominion Resources Inc.	41,898	2,186,657
Duke Energy Corp.	97,135	2,081,603

Security	Shares	Value

Edison International	21,956	$966,284
Entergy Corp.	13,051	855,624
Exelon Corp.	62,290	2,429,933
FirstEnergy Corp.	30,647	1,434,892
NextEra Energy Inc.	31,017	1,995,944
PG&E Corp.	30,408	1,343,425
PPL Corp.	42,577	1,164,481
Progress Energy Inc.	21,562	1,147,530
Public Service Enterprise Group Inc.	37,461	1,166,910
Southern Co. (The)	63,133	2,900,330
Xcel Energy Inc.	35,522	961,225

		23,281,225
ENVIRONMENTAL CONTROL — 0.40%
Waste Management Inc.	29,532	1,009,994

		1,009,994
FOOD — 2.06%
Kraft Foods Inc. Class A	130,015	5,183,698

		5,183,698
FOREST PRODUCTS & PAPER — 0.39%
International Paper Co.	29,805	992,805

		992,805
GAS — 0.42%
Sempra Energy	16,375	1,060,118

		1,060,118
HEALTH CARE — SERVICES — 0.82%
HCA Holdings Inc.	12,171	327,643
WellPoint Inc.	25,653	1,739,787

		2,067,430
INSURANCE — 5.06%
ACE Ltd.	24,964	1,896,515
Allstate Corp. (The)	35,027	1,167,450
American International Group Inc.[a]	31,991	1,088,654
Chubb Corp. (The)	20,392	1,490,044
MetLife Inc.	60,581	2,182,733
Progressive Corp. (The)	41,948	893,492
Prudential Financial Inc.	35,580	2,154,013
Travelers Companies Inc. (The)	28,980	1,863,994

		12,736,895
IRON & STEEL — 0.33%
Nucor Corp.	21,049	825,331

		825,331

28	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR LARGE VALUE INDEX FUND

April 30, 2012

Security	Shares	Value

MANUFACTURING — 6.52%
Eaton Corp.	24,625	$1,186,432
General Electric Co.	777,248	15,218,516

		16,404,948
MINING — 1.35%
Alcoa Inc.	77,965	758,600
Freeport-McMoRan Copper & Gold Inc.	69,257	2,652,543

		3,411,143
OFFICE & BUSINESS EQUIPMENT — 0.31%
Xerox Corp.	101,762	791,708

		791,708
OIL & GAS — 23.07%
Chesapeake Energy Corp.	48,747	898,895
Chevron Corp.	147,579	15,726,018
ConocoPhillips	90,441	6,478,289
Devon Energy Corp.	28,082	1,961,528
Exxon Mobil Corp.	352,890	30,468,522
Marathon Oil Corp.	52,276	1,533,778
Valero Energy Corp.	41,297	1,020,036

		58,087,066
PHARMACEUTICALS — 15.07%
Eli Lilly and Co.	72,274	2,991,421
Johnson & Johnson	201,370	13,107,173
Merck & Co. Inc.	226,277	8,879,110
Pfizer Inc.	565,923	12,976,614

		37,954,318
PIPELINES — 0.58%
Spectra Energy Corp.	47,657	1,464,976

		1,464,976
REAL ESTATE INVESTMENT TRUSTS — 0.94%
Annaly Capital Management Inc.[b]	71,412	1,165,444
Prologis Inc.	33,823	1,210,187

		2,375,631
RETAIL — 0.50%
Macy’s Inc.	30,924	1,268,503

		1,268,503
SEMICONDUCTORS — 0.46%
Applied Materials Inc.	97,410	1,167,946

		1,167,946
TELECOMMUNICATIONS — 9.75%
AT&T Inc.	437,385	14,394,340

Security	Shares	Value

CenturyLink Inc.	45,273	$1,745,727
Verizon Communications Inc.	208,103	8,403,199

		24,543,266

TOTAL COMMON STOCKS
(Cost: $234,921,375)		253,137,835

SHORT-TERM INVESTMENTS — 0.92%

MONEY MARKET FUNDS — 0.92%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.26%[c,d,e]	2,044,069	2,044,069
BlackRock Cash Funds: Prime, SL Agency Shares
0.24%[c,d,e]	148,588	148,588
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[c,d]	132,671	132,671

		2,325,328

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,325,328)		2,325,328

TOTAL INVESTMENTS IN SECURITIES — 101.46%
(Cost: $237,246,703)		255,463,163

SHORT POSITIONS[f] — (0.61)%

COMMON STOCKS — (0.61)%
Phillips 66[a]	(45,220)	(1,539,910)

		(1,539,910)

TOTAL SHORT POSITIONS
(Proceeds: $1,539,910)		(1,539,910)
Other Assets, Less Liabilities — (0.85)%		(2,134,297)

NET ASSETS — 100.00%		$251,788,956

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.
[f]	See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	29

Schedule of Investments

iSHARES® MORNINGSTAR MID CORE INDEX FUND

April 30, 2012

Security	Shares	Value

COMMON STOCKS — 99.80%

ADVERTISING — 0.56%
Clear Channel Outdoor Holdings Inc. Class Aa	6,123	$46,351
Interpublic Group of Companies Inc. (The)	69,527	821,114

		867,465
AEROSPACE & DEFENSE — 1.09%
Rockwell Collins Inc.	22,069	1,233,436
Spirit AeroSystems Holdings Inc. Class Aa	17,752	443,800

		1,677,236
APPAREL — 0.27%
Hanesbrands Inc.[a]	14,550	410,601

		410,601
AUTO PARTS & EQUIPMENT —0.40%
WABCO Holdings Inc.[a]	9,898	623,871

		623,871
BANKS — 1.41%
BOK Financial Corp.	4,000	228,120
First Republic Bank[a]	11,798	389,688
Northern Trust Corp.	32,773	1,559,667

		2,177,475
BEVERAGES — 2.98%
Beam Inc.	23,178	1,316,047
Brown-Forman Corp. Class A	2,801	235,592
Brown-Forman Corp. Class B NVS	13,360	1,153,636
Constellation Brands Inc. Class Aa	26,588	574,301
Dr Pepper Snapple Group Inc.	32,338	1,312,276

		4,591,852
BIOTECHNOLOGY — 1.80%
Bio-Rad Laboratories Inc. Class Aa,b	2,939	317,383
Life Technologies Corp.[a]	26,882	1,246,249
Vertex Pharmaceuticals Inc.[a]	31,389	1,207,849

		2,771,481
BUILDING MATERIALS — 0.83%
Martin Marietta Materials Inc.	6,837	566,651
Masco Corp.	54,213	714,527

		1,281,178

Security	Shares	Value

CHEMICALS — 4.74%
Airgas Inc.	9,832	$901,004
Albemarle Corp.	13,382	873,845
FMC Corp.	10,624	1,173,421
International Flavors & Fragrances Inc.	12,105	728,842
Kronos Worldwide Inc.[b]	2,947	69,962
NewMarket Corp.	1,413	315,410
Rockwood Holdings Inc.[a]	10,411	576,145
RPM International Inc.	19,787	525,740
Sherwin-Williams Co. (The)	13,171	1,584,208
W.R. Grace & Co.[a]	9,295	554,075

		7,302,652
COAL — 0.35%
Alpha Natural Resources Inc.[a]	33,115	534,145

		534,145
COMMERCIAL SERVICES — 5.84%
Alliance Data Systems Corp.[a,b]	7,539	968,686
Apollo Group Inc. Class Aa	17,033	599,902
DeVry Inc.	8,710	280,027
Education Management Corp.[a,b]	4,001	49,612
Equifax Inc.	18,255	836,444
Moody’s Corp.	29,159	1,194,061
Paychex Inc.	48,884	1,514,426
Quanta Services Inc.[a]	31,280	691,914
Robert Half International Inc.	21,584	643,203
Rollins Inc.	11,295	240,019
SEI Investments Co.	21,993	444,039
Total System Services Inc.	30,397	714,937
Towers Watson & Co. Class A	8,844	578,398
Weight Watchers International Inc.[a,b]	3,226	245,047

		9,000,715
COMPUTERS — 0.42%
Synopsys Inc.[a]	21,724	651,937

		651,937
DIVERSIFIED FINANCIAL SERVICES — 1.23%
Jefferies Group Inc.	22,389	356,657
NASDAQ OMX Group Inc. (The)[a]	21,004	516,068
Raymond James Financial Inc.	16,611	608,295
Waddell & Reed Financial Inc. Class A	12,993	415,516

		1,896,536

30	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID CORE INDEX FUND

April 30, 2012

Security	Shares	Value

ELECTRIC — 0.71%
Calpine Corp.[a]	58,107	$1,089,506

		1,089,506
ELECTRICAL COMPONENTS & EQUIPMENT — 0.46%
Energizer Holdings Inc.[a]	9,868	703,885

		703,885
ELECTRONICS — 1.21%
Garmin Ltd.	17,357	818,035
PerkinElmer Inc.	17,148	473,285
Thomas & Betts Corp.[a]	7,944	571,253

		1,862,573
ENGINEERING & CONSTRUCTION — 1.98%
AECOM Technology Corp.[a,b]	15,396	339,789
Fluor Corp.	25,592	1,477,938
Jacobs Engineering Group Inc.[a]	19,230	842,851
McDermott International Inc.[a]	35,226	398,054

		3,058,632
ENTERTAINMENT — 0.76%
International Game Technology	45,218	704,496
Penn National Gaming Inc.[a,b]	10,204	458,976

		1,163,472
ENVIRONMENTAL CONTROL — 1.20%
Republic Services Inc.	45,817	1,254,011
Waste Connections Inc.	18,608	599,736

		1,853,747
FOOD — 0.72%
McCormick & Co. Inc. NVS	18,051	1,009,232
Seaboard Corp.[a]	53	105,492

		1,114,724
HAND & MACHINE TOOLS — 0.73%
Kennametal Inc.	11,986	506,169
Lincoln Electric Holdings Inc.	12,719	623,358

		1,129,527
HEALTH CARE — PRODUCTS — 3.40%
C.R. Bard Inc.	13,040	1,290,439
CareFusion Corp.[a]	33,712	873,478
Cooper Companies Inc. (The)	7,082	624,420
Hologic Inc.[a]	39,520	755,622
Zimmer Holdings Inc.	27,027	1,700,809

		5,244,768

Security	Shares	Value

HEALTH CARE — SERVICES — 2.07%
DaVita Inc.[a]	14,089	$1,248,004
Quest Diagnostics Inc.	23,696	1,367,022
Universal Health Services Inc. Class B	13,537	578,165

		3,193,191
HOME BUILDERS — 0.75%
NVR Inc.[a]	752	589,523
Toll Brothers Inc.[a]	22,341	567,461

		1,156,984
HOME FURNISHINGS — 0.34%
Harman International Industries Inc.	10,576	524,358

		524,358
HOUSEHOLD PRODUCTS & WARES — 1.27%
Church & Dwight Co. Inc.	21,556	1,095,045
Scotts Miracle-Gro Co. (The) Class A	6,199	324,828
Tupperware Brands Corp.	8,643	538,372

		1,958,245
INSURANCE — 3.87%
Alleghany Corp.[a]	2,421	830,161
Arch Capital Group Ltd.[a]	19,981	784,854
Arthur J. Gallagher & Co.	16,918	635,440
Axis Capital Holdings Ltd.	19,522	664,138
Brown & Brown Inc.	17,544	473,162
Erie Indemnity Co. Class A	4,092	314,675
Everest Re Group Ltd.	6,724	666,348
Markel Corp.[a]	1,463	644,130
RenaissanceRe Holdings Ltd.	7,805	609,258
Validus Holdings Ltd.	10,695	347,588

		5,969,754
INTERNET — 0.74%
Expedia Inc.	14,666	625,212
IAC/InterActiveCorp	10,683	514,386

		1,139,598
IRON & STEEL — 1.32%
Allegheny Technologies Inc.	16,034	688,500
Cliffs Natural Resources Inc.	21,573	1,343,135

		2,031,635
LEISURE TIME — 1.56%
Harley-Davidson Inc.	35,053	1,834,323
Royal Caribbean Cruises Ltd.	20,632	564,698

		2,399,021

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID CORE INDEX FUND

April 30, 2012

Security	Shares	Value

LODGING — 1.35%
Hyatt Hotels Corp. Class Aa	5,980	$257,319
MGM Resorts International[a]	48,626	652,561
Wyndham Worldwide Corp.	23,234	1,169,600

		2,079,480
MACHINERY — 2.34%
AGCO Corp.[a]	14,544	677,314
Babcock & Wilcox Co. (The)[a]	17,618	433,403
Flowserve Corp.	8,421	967,825
Gardner Denver Inc.	7,632	497,148
IDEX Corp.	12,534	542,848
Nordson Corp.	8,933	481,489

		3,600,027
MANUFACTURING — 5.88%
AptarGroup Inc.	9,248	504,108
Carlisle Companies Inc.	9,212	507,213
Cooper Industries PLC	23,849	1,492,232
Dover Corp.	28,051	1,757,676
Ingersoll-Rand PLC	47,090	2,002,267
Leggett & Platt Inc.	20,961	456,321
Pentair Inc.	14,826	642,559
SPX Corp.	7,686	590,131
Textron Inc.	41,657	1,109,742

		9,062,249
MEDIA — 0.61%
AMC Networks Inc. Class Aa	7,494	318,495
John Wiley & Sons Inc. Class A	7,728	349,228
Washington Post Co. (The) Class B	712	269,257

		936,980
METAL FABRICATE & HARDWARE — 0.44%
Timken Co. (The)	11,869	670,717

		670,717
OIL & GAS — 7.75%
Atwood Oceanics Inc.[a]	8,502	376,894
Cimarex Energy Co.	12,906	891,934
Diamond Offshore Drilling Inc.	9,878	677,137
Helmerich & Payne Inc.	14,807	760,932
HollyFrontier Corp.	29,235	901,023
Murphy Oil Corp.	29,175	1,603,750
Nabors Industries Ltd.[a]	43,343	721,661
Newfield Exploration Co.[a]	20,121	722,344

Security	Shares	Value

Noble Corp.[a]	39,408	$1,499,868
Plains Exploration & Production Co.[a]	21,258	868,389
Rowan Companies Inc.[a]	19,032	657,175
SandRidge Energy Inc.[a,b]	57,960	463,100
Sunoco Inc.	16,101	793,618
Whiting Petroleum Corp.[a,b]	17,661	1,010,209

		11,948,034
OIL & GAS SERVICES — 0.47%
Oil States International Inc.[a]	7,726	614,835
RPC Inc.[b]	11,124	115,022

		729,857
PACKAGING & CONTAINERS — 0.20%
Silgan Holdings Inc.	7,063	309,854

		309,854
PHARMACEUTICALS — 4.06%
AmerisourceBergen Corp.	39,119	1,455,618
DENTSPLY International Inc.	21,307	874,865
Endo Pharmaceuticals Holdings Inc.[a]	17,573	617,515
Mylan Inc.[a]	64,301	1,395,975
Patterson Companies Inc.	13,769	469,385
Watson Pharmaceuticals Inc.[a]	19,182	1,445,556

		6,258,914
REAL ESTATE — 0.34%
Jones Lang LaSalle Inc.	6,556	524,087

		524,087
REAL ESTATE INVESTMENT TRUSTS — 11.21%
Alexandria Real Estate Equities Inc.	9,339	699,678
American Campus Communities Inc.	10,499	466,681
BRE Properties Inc. Class A	11,275	591,937
Camden Property Trust	11,872	803,378
Essex Property Trust Inc.	5,099	805,489
Federal Realty Investment Trust	9,608	967,141
Health Care REIT Inc.	31,720	1,797,255
Host Hotels & Resorts Inc.	106,518	1,772,459
Kimco Realty Corp.	61,314	1,190,105
Liberty Property Trust	17,279	629,820
Macerich Co. (The)[b]	19,899	1,225,181
Piedmont Office Realty Trust Inc. Class A	26,059	462,287
Rayonier Inc.[b]	18,338	831,628
Realty Income Corp.[b]	20,082	790,026

32	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID CORE INDEX FUND

April 30, 2012

Security	Shares	Value

Regency Centers Corp.	13,562	$609,748
Senior Housing Properties Trust	24,537	541,777
SL Green Realty Corp.	12,894	1,062,981
Taubman Centers Inc.	8,728	673,627
UDR Inc.	33,029	869,654
Weingarten Realty Investors[b]	18,243	484,534

		17,275,386
RETAIL — 5.72%
Advance Auto Parts Inc.	10,929	1,003,282
Big Lots Inc.[a]	9,897	362,626
Darden Restaurants Inc.	19,378	970,450
Family Dollar Stores Inc.	16,704	1,128,355
Gap Inc. (The)	51,562	1,469,517
Guess? Inc.	9,704	284,133
Nordstrom Inc.	24,528	1,370,134
Nu Skin Enterprises Inc. Class A	8,855	471,972
PVH Corp.	9,297	825,574
Sears Holdings Corp.[a,b]	6,967	374,685
Williams-Sonoma Inc.	14,228	550,482

		8,811,210
SAVINGS & LOANS — 0.53%
People’s United Financial Inc.	54,378	671,025
TFS Financial Corp.[a]	14,062	138,229

		809,254
SEMICONDUCTORS — 7.49%
Advanced Micro Devices Inc.[a]	88,464	651,095
Analog Devices Inc.	44,906	1,750,436
Cypress Semiconductor Corp.[a]	23,381	362,405
First Solar Inc.[a,b]	8,427	155,057
KLA-Tencor Corp.	25,317	1,320,281
Lam Research Corp.[a,b]	18,044	751,533
Linear Technology Corp.	32,080	1,049,337
LSI Corp.[a]	85,056	683,850
Maxim Integrated Products Inc.	44,471	1,315,452
Microchip Technology Inc.	28,752	1,016,096
Micron Technology Inc.[a]	149,968	988,289
Novellus Systems Inc.[a]	10,032	468,996
ON Semiconductor Corp.[a,b]	67,007	553,478
Teradyne Inc.[a,b]	27,990	481,708

		11,548,013
SOFTWARE — 3.69%
BMC Software Inc.[a]	25,675	1,059,351

Security	Shares	Value

CA Inc.	54,943	$1,451,594
Fidelity National Information Services Inc.	38,471	1,295,319
Fiserv Inc.[a]	21,353	1,500,902
Parametric Technology Corp.[a]	17,824	384,642

		5,691,808
TELECOMMUNICATIONS — 1.34%
Amdocs Ltd.[a]	25,998	831,936
Polycom Inc.[a]	26,623	353,287
SBA Communications Corp. Class Aa	16,503	886,872

		2,072,095
TEXTILES — 0.36%
Mohawk Industries Inc.[a]	8,333	558,478

		558,478
TOYS, GAMES & HOBBIES — 0.42%
Hasbro Inc.	17,488	642,509

		642,509
TRANSPORTATION — 0.28%
Tidewater Inc.	7,779	428,078

		428,078
WATER — 0.31%
Aqua America Inc.	20,889	474,389

		474,389

TOTAL COMMON STOCKS
(Cost: $133,074,591)		153,812,183

SHORT-TERM INVESTMENTS — 4.74%

MONEY MARKET FUNDS — 4.74%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.26%[c,d,e]	6,581,728	6,581,728
BlackRock Cash Funds: Prime, SL Agency Shares
0.24%[c,d,e]	478,440	478,440
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[c,d]	250,053	250,053

		7,310,221

TOTAL SHORT-TERM INVESTMENTS
(Cost: $7,310,221)		7,310,221

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID CORE INDEX FUND

April 30, 2012

Value

TOTAL INVESTMENTS IN SECURITIES — 104.54%
(Cost: $140,384,812)	$161,122,404
Other Assets, Less Liabilities — (4.54)%	(7,003,625)

NET ASSETS — 100.00%	$154,118,779

NVS — Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

34	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MORNINGSTAR MID GROWTH INDEX FUND

April 30, 2012

Security	Shares	Value

COMMON STOCKS — 99.93%

AEROSPACE & DEFENSE — 1.10%
BE Aerospace Inc.[a]	17,454	$820,862
TransDigm Group Inc.[a]	8,366	1,055,120

		1,875,982
APPAREL — 0.62%
Deckers Outdoor Corp.[a,b]	7,008	357,478
Under Armour Inc. Class Aa,b	7,149	700,102

		1,057,580
AUTO MANUFACTURERS — 0.19%
Tesla Motors Inc.[a,b]	9,897	327,888

		327,888
AUTO PARTS & EQUIPMENT — 0.92%
BorgWarner Inc.[a]	19,879	1,571,236

		1,571,236
BANKS — 0.81%
CIT Group Inc.[a]	36,317	1,374,598

		1,374,598
BEVERAGES — 1.68%
Green Mountain Coffee Roasters Inc.[a]	22,207	1,082,591
Monster Beverage Corp.[a]	27,513	1,787,245

		2,869,836
BIOTECHNOLOGY — 2.09%
Illumina Inc.[a]	22,562	1,004,686
Regeneron Pharmaceuticals Inc.[a]	13,264	1,794,089
Seattle Genetics Inc.[a,b]	18,335	362,483
United Therapeutics Corp.[a]	9,290	406,437

		3,567,695
BUILDING MATERIALS — 0.42%
Owens Corning[a]	20,624	708,434

		708,434
CHEMICALS — 0.81%
Sigma-Aldrich Corp.	18,736	1,328,382
Valhi Inc.	1,022	55,239

		1,383,621
COAL — 1.24%
CONSOL Energy Inc.	40,998	1,362,773
Walter Energy Inc.	11,329	751,226

		2,113,999

Security	Shares	Value

COMMERCIAL SERVICES — 2.69%
Gartner Inc.[a]	16,173	$708,377
Genpact Ltd.[a]	19,166	319,689
Global Payments Inc.	14,213	659,910
Iron Mountain Inc.	30,756	934,060
Morningstar Inc.	4,656	268,744
Sotheby’s	12,232	480,962
Verisk Analytics Inc. Class Aa	24,937	1,220,666

		4,592,408
COMPUTERS — 3.55%
Cadence Design Systems Inc.[a]	49,046	572,367
Fortinet Inc.[a]	21,744	567,953
IHS Inc. Class Aa	8,662	875,468
Jack Henry & Associates Inc.	15,599	529,742
MICROS Systems Inc.[a]	14,628	831,309
Riverbed Technology Inc.[a]	28,208	556,544
Teradata Corp.[a]	30,580	2,133,873

		6,067,256
DISTRIBUTION & WHOLESALE —2.72%
Fastenal Co.	53,539	2,506,696
Fossil Inc.[a]	9,545	1,247,245
LKQ Corp.[a]	26,479	885,723

		4,639,664
DIVERSIFIED FINANCIAL SERVICES — 2.86%
Affiliated Managers Group Inc.[a]	9,348	1,062,120
E*TRADE Financial Corp.[a]	47,214	501,885
Eaton Vance Corp.	20,918	550,143
IntercontinentalExchange Inc.[a]	13,193	1,755,197
LPL Investment Holdings Inc.[a]	7,430	266,663
TD Ameritrade Holding Corp.	40,084	753,178

		4,889,186
ELECTRIC — 0.42%
ITC Holdings Corp.	9,311	721,230

		721,230
ELECTRICAL COMPONENTS & EQUIPMENT — 0.86%
AMETEK Inc.	29,193	1,469,284

		1,469,284
ELECTRONICS — 4.11%
Amphenol Corp. Class A	30,089	1,749,374
FLIR Systems Inc.	28,330	636,292
Gentex Corp.	25,904	569,111
Mettler-Toledo International Inc.[a]	5,785	1,037,366

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID GROWTH INDEX FUND

April 30, 2012

Security	Shares	Value

National Instruments Corp.	16,905	$459,816
Trimble Navigation Ltd.[a]	22,232	1,203,641
Waters Corp.[a]	16,272	1,368,638

		7,024,238
ENTERTAINMENT — 0.21%
Dolby Laboratories Inc. Class Aa	9,352	366,879

		366,879
ENVIRONMENTAL CONTROL — 1.12%
Clean Harbors Inc.[a,b]	8,418	574,444
Stericycle Inc.[a]	15,453	1,338,230

		1,912,674
HEALTH CARE — PRODUCTS — 4.43%
Bruker Corp.[a]	16,869	253,541
Edwards Lifesciences Corp.[a]	20,848	1,729,759
Gen-Probe Inc.[a]	8,744	713,073
Henry Schein Inc.[a]	16,409	1,259,227
IDEXX Laboratories Inc.[a,b]	10,193	896,271
ResMed Inc.[a]	26,702	908,135
Sirona Dental Systems Inc.[a]	10,128	511,565
Varian Medical Systems Inc.[a]	20,439	1,296,241

		7,567,812
HEALTH CARE — SERVICES — 1.91%
AMERIGROUP Corp.[a]	8,695	537,003
Covance Inc.[a]	10,968	512,864
Laboratory Corp. of America Holdings[a]	17,996	1,581,669
MEDNAX Inc.[a,b]	8,851	621,694

		3,253,230
HOLDING COMPANIES — DIVERSIFIED — 0.51%
Leucadia National Corp.	35,082	872,139

		872,139
HOME FURNISHINGS — 0.40%
Tempur-Pedic International Inc.[a,b]	11,586	681,720

		681,720
INTERNET — 5.12%
Equinix Inc.[a]	8,499	1,395,536
F5 Networks Inc.[a]	14,376	1,925,378
LinkedIn Corp. Class Aa	3,304	358,319
Netflix Inc.[a]	10,049	805,327
Pandora Media Inc.[a,b]	11,449	98,461
Rackspace Hosting Inc.[a]	19,554	1,135,892
TIBCO Software Inc.[a]	30,241	994,929

Security	Shares	Value

TripAdvisor Inc.[a,b]	18,195	$682,494
VeriSign Inc.	28,872	1,186,928
Zynga Inc. Class Aa,b	18,192	151,721

		8,734,985
LEISURE TIME — 0.55%
Polaris Industries Inc.	11,781	935,883

		935,883
LODGING — 1.23%
Starwood Hotels & Resorts Worldwide Inc.	35,430	2,097,456

		2,097,456
MACHINERY — 3.76%
Graco Inc.	11,023	587,636
Joy Global Inc.	19,449	1,376,406
Rockwell Automation Inc.	26,003	2,011,072
Roper Industries Inc.	17,409	1,773,977
Wabtec Corp.	8,691	675,986

		6,425,077
MANUFACTURING — 1.24%
Donaldson Co. Inc.	25,085	869,446
Pall Corp.	20,987	1,251,035

		2,120,481
MEDIA — 6.14%
Charter Communications Inc. Class Aa	6,838	413,494
Discovery Communications Inc. Series Aa	25,562	1,391,084
Discovery Communications Inc. Series C NVS[a]	21,164	1,051,639
FactSet Research Systems Inc.	7,504	786,870
Liberty Global Inc. Series Aa	24,877	1,239,123
Liberty Global Inc. Series C NVS[a]	21,313	1,021,532
Liberty Media Corp. Series Aa	21,339	1,865,882
Nielsen Holdings NVa	13,006	380,035
Scripps Networks Interactive Inc. Class A	15,706	788,755
Sirius XM Radio Inc.[a,b]	681,017	1,539,099

		10,477,513
MINING — 1.21%
Allied Nevada Gold Corp.[a,b]	14,842	434,722
Compass Minerals International Inc.	5,938	454,376
Molycorp Inc.[a,b]	11,042	298,796

36	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID GROWTH INDEX FUND

April 30, 2012

Security	Shares	Value

Royal Gold Inc.	10,682	$661,857
Titanium Metals Corp.	15,029	221,978

		2,071,729
OIL & GAS — 8.44%
Cabot Oil & Gas Corp.	37,744	1,326,324
Concho Resources Inc.[a]	18,824	2,017,556
Continental Resources Inc.[a]	10,488	936,054
Denbury Resources Inc.[a]	71,099	1,353,725
EQT Corp.	27,070	1,348,627
EXCO Resources Inc.[b]	27,644	202,907
Oasis Petroleum Inc.[a]	12,721	420,684
Pioneer Natural Resources Co.	22,126	2,562,633
QEP Resources Inc.	32,118	989,556
Range Resources Corp.	29,241	1,949,205
SM Energy Co.	11,550	763,571
Ultra Petroleum Corp.[a,b]	27,619	545,751

		14,416,593
OIL & GAS SERVICES — 2.62%
CARBO Ceramics Inc.[b]	3,644	306,424
Dresser-Rand Group Inc.[a]	13,654	664,677
Dril-Quip Inc.[a]	6,578	443,291
FMC Technologies Inc.[a]	43,581	2,048,307
Oceaneering International Inc.	19,651	1,014,581

		4,477,280
PHARMACEUTICALS — 2.07%
BioMarin Pharmaceutical Inc.[a]	20,729	719,296
Catalyst Health Solutions Inc.[a]	7,848	677,832
Onyx Pharmaceuticals Inc.[a]	11,536	525,003
Perrigo Co.	15,344	1,609,586

		3,531,717
REAL ESTATE — 0.59%
CBRE Group Inc. Class Aa	53,369	1,003,871

		1,003,871
REAL ESTATE INVESTMENT TRUSTS — 1.15%
Digital Realty Trust Inc.[b]	19,054	1,430,765
Equity Lifestyle Properties Inc.	7,499	524,480

		1,955,245
RETAIL — 12.77%
Abercrombie & Fitch Co. Class A	15,612	783,254
AutoNation Inc.[a]	5,997	207,376
CarMax Inc.[a]	41,007	1,265,886

Security	Shares	Value

Chipotle Mexican Grill Inc.[a]	5,649	$2,339,533
Copart Inc.[a]	21,092	557,040
Dick’s Sporting Goods Inc.	17,321	876,443
Dollar Tree Inc.[a]	21,613	2,197,178
Dunkin’ Brands Group Inc.	14,031	454,184
GNC Holdings Inc. Class A	13,710	535,513
MSC Industrial Direct Co. Inc. Class A	8,413	620,122
O’Reilly Automotive Inc.[a]	23,302	2,457,429
Panera Bread Co. Class Aa	5,130	810,130
PetSmart Inc.	20,277	1,181,338
Ross Stores Inc.	41,980	2,585,548
Sally Beauty Holdings Inc.[a]	25,565	680,029
Tiffany & Co.	23,190	1,587,587
Tractor Supply Co.	12,962	1,275,590
Ulta Salon, Cosmetics & Fragrance Inc.	8,962	790,269
Urban Outfitters Inc.[a]	20,698	599,414

		21,803,863
SEMICONDUCTORS — 4.30%
Atmel Corp.[a,b]	78,585	697,049
Cree Inc.[a,b]	21,040	650,136
Marvell Technology Group Ltd.[a]	88,995	1,335,815
NVIDIA Corp.[a]	110,883	1,441,479
Rovi Corp.[a]	20,193	577,520
Skyworks Solutions Inc.[a]	33,664	913,641
Xilinx Inc.	47,544	1,729,650

		7,345,290
SOFTWARE — 8.58%
Akamai Technologies Inc.[a]	32,595	1,062,597
Allscripts Healthcare Solutions Inc.[a]	33,881	375,401
ANSYS Inc.[a]	16,693	1,119,599
Ariba Inc.[a]	17,714	676,675
Autodesk Inc.[a]	41,149	1,620,036
Cerner Corp.[a]	25,951	2,104,367
Concur Technologies Inc.[a]	8,498	480,647
Electronic Arts Inc.[a]	60,656	932,889
Informatica Corp.[a]	19,189	883,078
MSCI Inc. Class Aa	21,794	797,442
Nuance Communications Inc.[a]	41,757	1,020,541
Red Hat Inc.[a]	35,037	2,088,556
Solera Holdings Inc.	12,748	572,895
VeriFone Systems Inc.[a]	19,248	916,975

		14,651,698

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID GROWTH INDEX FUND

April 30, 2012

Security	Shares	Value

TELECOMMUNICATIONS — 1.72%
Acme Packet Inc.[a,b]	9,905	$278,033
Aruba Networks Inc.[a]	19,453	410,847
IPG Photonics Corp.[a,b]	5,878	284,495
JDS Uniphase Corp.[a]	41,649	506,035
MetroPCS Communications Inc.[a]	58,039	423,685
NII Holdings Inc.[a]	31,103	435,287
tw telecom inc.[a]	27,530	599,604

		2,937,986
TRANSPORTATION — 2.77%
Expeditors International of Washington Inc.	38,694	1,547,760
J.B. Hunt Transport Services Inc.	17,590	973,255
Kansas City Southern Industries Inc.	19,923	1,534,469
Kirby Corp.[a]	10,099	670,271

		4,725,755

TOTAL COMMON STOCKS
(Cost: $148,652,802)		170,621,011

SHORT-TERM INVESTMENTS — 4.98%

MONEY MARKET FUNDS — 4.98%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.26%[c,d,e]	7,812,439	7,812,439
BlackRock Cash Funds: Prime, SL Agency Shares
0.24%[c,d,e]	567,902	567,902
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[c,d]	120,333	120,333

		8,500,674

TOTAL SHORT-TERM INVESTMENTS
(Cost: $8,500,674)		8,500,674

TOTAL INVESTMENTS IN SECURITIES — 104.91%
(Cost: $157,153,476)		179,121,685
Other Assets, Less Liabilities — (4.91)%		(8,378,016)

NET ASSETS — 100.00%		$170,743,669

NVS — Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

38	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MORNINGSTAR MID VALUE INDEX FUND

April 30, 2012

Security	Shares	Value

COMMON STOCKS — 99.81%

AEROSPACE & DEFENSE — 1.01%
L-3 Communications Holdings Inc.	10,243	$753,270
Triumph Group Inc.	3,985	250,338

		1,003,608
AGRICULTURE — 0.98%
Bunge Ltd.	15,083	972,854

		972,854
AIRLINES — 2.37%
Delta Air Lines Inc.[a]	86,651	949,695
Southwest Airlines Co.	79,614	659,204
United Continental Holdings Inc.[a,b]	33,793	740,742

		2,349,641
AUTO MANUFACTURERS — 0.24%
Navistar International Corp.[a]	7,063	239,789

		239,789
AUTO PARTS & EQUIPMENT — 1.47%
Goodyear Tire & Rubber Co. (The)[a]	25,070	275,269
Lear Corp.	10,505	435,957
TRW Automotive Holdings Corp.[a]	10,645	486,583
Visteon Corp.[a]	5,290	265,399

		1,463,208
BANKS — 8.24%
Comerica Inc.	20,505	656,570
Commerce Bancshares Inc.	8,103	324,930
Cullen/Frost Bankers Inc.	5,922	349,161
East West Bancorp Inc.	15,144	344,829
Fifth Third Bancorp	93,899	1,336,183
Huntington Bancshares Inc.	88,182	589,938
KeyCorp	97,488	783,804
M&T Bank Corp.	12,868	1,110,122
Regions Financial Corp.	144,227	972,090
SunTrust Banks Inc.	54,869	1,332,219
Zions Bancorp	18,737	382,047

		8,181,893
BEVERAGES — 1.60%
Coca-Cola Enterprises Inc.	30,787	927,305
Molson Coors Brewing Co. Class B NVS	15,923	662,078

		1,589,383

Security	Shares	Value

CHEMICALS — 2.86%
Ashland Inc.	7,254	$477,821
Celanese Corp. Series A	16,069	778,704
Eastman Chemical Co.	13,292	717,369
Huntsman Corp.	19,784	280,141
Valspar Corp. (The)	8,894	454,928
Westlake Chemical Corp.	2,006	128,284

		2,837,247
COAL — 0.21%
Arch Coal Inc.	21,725	212,036

		212,036
COMMERCIAL SERVICES — 1.85%
H&R Block Inc.	29,940	440,118
Hertz Global Holdings Inc.[a,b]	24,261	373,862
Manpower Inc.	8,390	357,414
R.R. Donnelley & Sons Co.[b]	19,304	241,493
SAIC Inc.	34,889	424,250

		1,837,137
COMPUTERS — 3.04%
Computer Sciences Corp.	15,753	442,029
NCR Corp.[a]	16,120	378,820
Seagate Technology PLC	41,375	1,272,695
Western Digital Corp.[a]	23,819	924,416

		3,017,960
COSMETICS & PERSONAL CARE — 0.96%
Avon Products Inc.	44,133	953,273

		953,273
DISTRIBUTION & WHOLESALE —1.84%
Arrow Electronics Inc.[a]	11,471	482,356
Genuine Parts Co.	15,950	1,033,241
Ingram Micro Inc. Class Aa	15,749	306,475

		1,822,072
DIVERSIFIED FINANCIAL SERVICES — 2.98%
Invesco Ltd.	46,186	1,147,260
Legg Mason Inc.	13,287	346,392
NYSE Euronext Inc.	26,869	691,877
SLM Corp.	52,163	773,577

		2,959,106
ELECTRIC — 10.91%
AES Corp. (The)[a]	66,098	827,547
Alliant Energy Corp.	11,315	511,891

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID VALUE INDEX FUND

April 30, 2012

Security	Shares	Value

Ameren Corp.	24,592	$806,372
CMS Energy Corp.	25,835	593,947
DTE Energy Co.	17,260	973,119
Great Plains Energy Inc.	13,904	283,920
Integrys Energy Group Inc.	8,018	438,103
MDU Resources Group Inc.	17,786	408,011
National Fuel Gas Co.	7,956	376,478
Northeast Utilities	31,837	1,170,646
NRG Energy Inc.[a]	23,507	399,619
NV Energy Inc.	23,946	398,701
OGE Energy Corp.	9,952	537,010
Pepco Holdings Inc.	23,031	435,746
Pinnacle West Capital Corp.	11,110	537,168
SCANA Corp.	11,854	546,706
TECO Energy Inc.	20,680	372,654
Westar Energy Inc.	11,978	343,649
Wisconsin Energy Corp.	23,711	873,513

		10,834,800
ELECTRICAL COMPONENTS & EQUIPMENT — 0.81%
Hubbell Inc. Class B	5,397	433,055
Molex Inc.	6,562	181,046
Molex Inc. Class A NVS	8,119	185,925

		800,026
ELECTRONICS — 1.01%
Avnet Inc.[a]	14,827	534,958
Jabil Circuit Inc.	19,722	462,481

		997,439
ENGINEERING & CONSTRUCTION — 0.86%
KBR Inc.	15,239	515,992
URS Corp.	8,167	337,379

		853,371
FOOD — 7.25%
Campbell Soup Co.	20,291	686,445
ConAgra Foods Inc.	42,472	1,096,627
Corn Products International Inc.	7,747	442,044
Flowers Foods Inc.	14,120	302,874
Hormel Foods Corp.	14,510	421,661
J.M. Smucker Co. (The)	11,723	933,502
Ralcorp Holdings Inc.[a]	5,604	408,027
Safeway Inc.	34,863	708,765
Sara Lee Corp.	59,930	1,320,857
Smithfield Foods Inc.[a]	15,402	322,826

Security	Shares	Value

Tyson Foods Inc. Class A	30,606	$558,559

		7,202,187
FOREST PRODUCTS & PAPER — 0.89%
Domtar Corp.	3,730	326,300
MeadWestvaco Corp.	17,479	556,182

		882,482
GAS — 3.03%
AGL Resources Inc.	11,926	470,242
Atmos Energy Corp.	9,262	301,756
CenterPoint Energy Inc.	40,475	818,000
NiSource Inc.	28,788	709,624
Questar Corp.	18,178	359,016
UGI Corp.	11,802	344,382

		3,003,020
HAND & MACHINE TOOLS — 1.64%
Snap-on Inc.	5,951	372,176
Stanley Black & Decker Inc.	17,144	1,254,255

		1,626,431
HEALTH CARE — PRODUCTS — 1.55%
Boston Scientific Corp.[a]	151,855	950,612
Hospira Inc.[a,b]	16,865	592,299

		1,542,911
HEALTH CARE — SERVICES — 0.75%
Coventry Health Care Inc.	14,748	442,293
Health Net Inc.[a]	8,481	302,008

		744,301
HOME BUILDERS — 0.92%
D.R. Horton Inc.	28,369	463,833
Lennar Corp. Class A	16,136	447,613

		911,446
HOME FURNISHINGS — 0.51%
Whirlpool Corp.	7,864	503,453

		503,453
HOUSEHOLD PRODUCTS & WARES — 1.65%
Avery Dennison Corp.	10,953	350,277
Clorox Co. (The)	13,517	947,542
Jarden Corp.	8,168	342,484

		1,640,303

40	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID VALUE INDEX FUND

April 30, 2012

Security	Shares	Value

HOUSEWARES — 0.55%
Newell Rubbermaid Inc.	30,028	$546,510

		546,510
INSURANCE — 8.85%
American Financial Group Inc.	8,897	346,271
Assurant Inc.	9,415	379,801
Assured Guaranty Ltd.	16,998	241,032
Cincinnati Financial Corp.	15,552	553,962
CNA Financial Corp.	3,042	93,146
Fidelity National Financial Inc. Class A	22,440	432,419
Genworth Financial Inc. Class Aa	49,921	300,025
Hartford Financial Services Group Inc. (The)	45,516	935,354
HCC Insurance Holdings Inc.	10,887	347,949
Lincoln National Corp.	30,937	766,309
PartnerRe Ltd.	6,900	480,378
Principal Financial Group Inc.	29,453	814,965
Reinsurance Group of America Inc.	7,550	438,957
Torchmark Corp.	10,420	507,558
Unum Group	29,990	711,963
W.R. Berkley Corp.	11,505	433,278
White Mountains Insurance Group Ltd.	572	299,156
XL Group PLC	32,877	707,184

		8,789,707
INTERNET — 1.11%
Liberty Interactive Corp. Series Aa	58,670	1,105,343

		1,105,343
IRON & STEEL — 1.13%
Reliance Steel & Aluminum Co.	7,593	424,372
Steel Dynamics Inc.	22,370	285,665
United States Steel Corp.[b]	14,669	415,573

		1,125,610
MANUFACTURING — 0.45%
Crane Co.	5,220	230,359
ITT Corp.	9,461	212,494

		442,853
MEDIA — 1.37%
Cablevision NY Group Class A	23,032	341,334
DISH Network Corp. Class A	21,311	681,313
Gannett Co. Inc.	24,634	340,442

		1,363,089

Security	Shares	Value

MINING — 0.52%
Vulcan Materials Co.	11,945	$511,365

		511,365
OFFICE & BUSINESS EQUIPMENT — 0.32%
Pitney Bowes Inc.	18,774	321,599

		321,599
OIL & GAS — 1.03%
Energen Corp.	7,414	388,345
Laredo Petroleum Holdings Inc.[a]	1,826	48,243
Patterson-UTI Energy Inc.	15,879	256,763
Tesoro Corp.[a]	14,250	331,313

		1,024,664
PACKAGING & CONTAINERS — 3.50%
Ball Corp.	16,779	700,691
Bemis Co. Inc.	10,589	342,978
Crown Holdings Inc.[a]	15,470	572,080
Owens-Illinois Inc.[a]	16,885	392,576
Packaging Corp. of America	10,167	296,775
Rock-Tenn Co. Class A	7,297	454,822
Sealed Air Corp.	19,638	376,657
Sonoco Products Co.	10,262	339,980

		3,476,559
PHARMACEUTICALS — 2.54%
Forest Laboratories Inc.[a]	25,469	887,085
Herbalife Ltd.	11,926	838,637
Omnicare Inc.	11,707	407,872
Warner Chilcott PLC Class Aa	17,984	391,152

		2,524,746
PIPELINES — 0.86%
ONEOK Inc.	9,918	851,857

		851,857
REAL ESTATE INVESTMENT TRUSTS — 4.85%
American Capital Agency Corp.	22,560	704,774
Apartment Investment and Management Co. Class A	12,402	336,714
Chimera Investment Corp.[b]	105,330	304,404
DDR Corp.	24,596	364,021
Douglas Emmett Inc.	13,086	304,119
Duke Realty Corp.[b]	25,857	383,201
Hospitality Properties Trust	12,645	348,749
Mack-Cali Realty Corp.	8,939	256,728

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID VALUE INDEX FUND

April 30, 2012

Security	Shares	Value

Plum Creek Timber Co. Inc.	16,703	$702,194
Weyerhaeuser Co.	54,689	1,113,468

		4,818,372
RETAIL — 4.05%
American Eagle Outfitters Inc.	20,040	360,920
Best Buy Co. Inc.[b]	29,290	646,430
Dillard’s Inc. Class A	3,585	231,448
Foot Locker Inc.	15,901	486,411
GameStop Corp. Class Ab	13,945	317,388
J.C. Penney Co. Inc.	15,281	551,033
Staples Inc.	71,649	1,103,395
World Fuel Services Corp.	7,265	320,096

		4,017,121
SAVINGS & LOANS — 1.23%
First Niagara Financial Group Inc.	30,084	268,951
Hudson City Bancorp Inc.	49,927	352,484
New York Community Bancorp Inc.	44,563	601,155

		1,222,590
SOFTWARE — 0.69%
Broadridge Financial Solutions Inc.	12,657	293,769
Dun & Bradstreet Corp. (The)	4,969	386,489

		680,258
TELECOMMUNICATIONS — 2.83%
Frontier Communications Corp.	101,938	411,830
Harris Corp.	11,867	540,423
Level 3 Communications Inc.[a]	16,148	372,373
Sprint Nextel Corp.[a]	306,677	760,559
United States Cellular Corp.[a]	1,556	61,026
Windstream Corp.	59,157	664,925

		2,811,136
TEXTILES — 0.45%
Cintas Corp.	11,438	448,026

		448,026
TOYS, GAMES & HOBBIES — 1.17%
Mattel Inc.	34,688	1,165,517

		1,165,517
TRANSPORTATION — 0.26%
Ryder System Inc.	5,246	255,585

		255,585

Security	Shares	Value

WATER — 0.62%
American Water Works Co. Inc.	17,862	$611,595

		611,595

TOTAL COMMON STOCKS
(Cost: $94,268,065)		99,095,479

SHORT-TERM INVESTMENTS — 3.92%

MONEY MARKET FUNDS — 3.92%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.26%[c,d,e]	3,513,932	3,513,932
BlackRock Cash Funds: Prime, SL Agency Shares
0.24%[c,d,e]	255,435	255,435
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[c,d]	127,153	127,153

		3,896,520

TOTAL SHORT-TERM INVESTMENTS
(Cost: $3,896,520)		3,896,520

TOTAL INVESTMENTS IN SECURITIES — 103.73%
(Cost: $98,164,585)		102,991,999

SHORT POSITIONS[f] — (0.06)%

COMMON STOCKS — (0.06)%
ACCO Brands Corp.[a]	(5,996)	(62,905)

		(62,905)

TOTAL SHORT POSITIONS
(Proceeds: $62,905)		(62,905)
Other Assets, Less Liabilities — (3.67)%		(3,646,227)

NET ASSETS — 100.00%		$99,282,867

NVS — Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.
[f]	See Note 1.

See notes to financial statements.

42	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MORNINGSTAR SMALL CORE INDEX FUND

April 30, 2012

Security	Shares	Value

COMMON STOCKS — 100.09%

ADVERTISING — 0.51%
Lamar Advertising Co. Class Aa	24,043	$765,048

		765,048
AEROSPACE & DEFENSE — 2.13%
AAR Corp.	16,736	258,571
Esterline Technologies Corp.[a]	12,543	859,070
Kaman Corp.	10,881	374,089
Moog Inc. Class Aa,b	17,293	730,975
Teledyne Technologies Inc.[a]	15,124	977,313

		3,200,018
AGRICULTURE — 0.25%
Vector Group Ltd.	21,666	375,905

		375,905
APPAREL — 2.01%
Carter’s Inc.[a]	20,849	1,132,101
Columbia Sportswear Co.	6,085	286,604
Iconix Brand Group Inc.[a,b]	30,160	462,654
SKECHERS U.S.A. Inc. Class Aa	15,923	297,282
Wolverine World Wide Inc.	19,932	836,147

		3,014,788
AUTO PARTS & EQUIPMENT — 0.85%
Tenneco Inc.[a,b]	24,957	769,425
Titan International Inc.[b]	17,316	500,259

		1,269,684
BANKS — 3.81%
City National Corp.	20,196	1,075,639
First Citizens BancShares Inc. Class A	2,248	389,579
MB Financial Inc.	22,448	464,000
PrivateBancorp Inc.	26,859	422,492
Prosperity Bancshares Inc.	19,305	900,578
Sterling Financial Corp.[a]	11,488	223,097
SVB Financial Group[a]	17,837	1,143,173
Texas Capital Bancshares Inc.[a,b]	15,351	578,886
Wintrust Financial Corp.	14,646	529,160

		5,726,604
BIOTECHNOLOGY — 1.29%
Charles River Laboratories International Inc.[a]	20,391	724,492
Dendreon Corp.[a,b]	61,435	715,718

Security	Shares	Value

Medicines Co. (The)[a]	22,289	$492,364

		1,932,574
BUILDING MATERIALS — 1.61%
Armstrong World Industries Inc.	8,919	392,793
Eagle Materials Inc.	18,534	652,767
Lennox International Inc.	20,085	871,689
USG Corp.[a,b]	27,398	494,534

		2,411,783
CHEMICALS — 0.78%
Chemtura Corp.[a]	39,779	677,038
Minerals Technologies Inc.	7,287	488,958

		1,165,996
COAL — 0.40%
Cloud Peak Energy Inc.[a,b]	25,146	386,997
Patriot Coal Corp.[a]	37,693	219,750

		606,747
COMMERCIAL SERVICES — 9.15%
Aaron’s Inc.	29,263	795,076
Avis Budget Group Inc.[a]	43,353	570,525
Booz Allen Hamilton Holding Corp.	6,266	107,149
Bridgepoint Education Inc.[a,b]	7,416	159,889
Chemed Corp.	8,205	495,090
Corrections Corp. of America[a]	41,069	1,186,483
DFC Global Corp.[a,b]	17,957	313,888
Dollar Thrifty Automotive Group Inc.[a,b]	11,974	968,218
Euronet Worldwide Inc.[a,b]	20,098	434,720
FleetCor Technologies Inc.[a]	13,202	522,139
GEO Group Inc. (The)[a]	25,853	535,416
ITT Educational Services Inc.[a,b]	11,002	726,352
KAR Auction Services Inc.[a]	12,931	237,930
Korn/Ferry International[a]	19,430	313,795
Live Nation Entertainment Inc.[a,b]	66,524	602,707
Matthews International Corp. Class A	11,707	351,210
MoneyGram International Inc.[a]	4,318	72,715
Quad Graphics Inc.[b]	9,260	124,454
RSC Holdings Inc.[a]	25,911	614,609
Service Corp. International	94,160	1,090,373
Strayer Education Inc.[b]	4,951	488,565
Team Health Holdings Inc.[a]	11,891	256,132
TeleTech Holdings Inc.[a]	11,753	178,058
United Rentals Inc.[a,b]	25,915	1,209,712
Valassis Communications Inc.[a,b]	18,470	369,400

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL CORE INDEX FUND

April 30, 2012

Security	Shares	Value

Wright Express Corp.[a]	15,957	$1,018,376

		13,742,981
COMPUTERS — 1.61%
CACI International Inc. Class Aa,b	10,902	666,439
j2 Global Inc.	19,578	505,700
Manhattan Associates Inc.[a]	8,539	428,231
Mentor Graphics Corp.[a]	38,965	563,044
Sykes Enterprises Inc.[a]	16,388	259,750

		2,423,164
COSMETICS & PERSONAL CARE — 0.29%
Elizabeth Arden Inc.[a]	11,233	437,862

		437,862
DISTRIBUTION & WHOLESALE — 2.63%
Beacon Roofing Supply Inc.[a,b]	19,058	508,658
Owens & Minor Inc.	26,317	769,509
Pool Corp.	20,073	740,894
Watsco Inc.	10,390	747,561
WESCO International Inc.[a]	17,775	1,180,082

		3,946,704
DIVERSIFIED FINANCIAL SERVICES — 2.08%
BGC Partners Inc. Class A	36,454	254,084
CBOE Holdings Inc.	37,200	983,568
Cohen & Steers Inc.[b]	8,594	302,853
GAMCO Investors Inc. Class A	1,791	80,703
Nelnet Inc. Class A	11,107	286,783
Stifel Financial Corp.[a,b]	22,234	809,762
World Acceptance Corp.[a,b]	6,036	401,454

		3,119,207
ELECTRIC — 0.10%
Ormat Technologies Inc.	7,372	145,744

		145,744
ELECTRICAL COMPONENTS & EQUIPMENT — 1.75%
Acuity Brands Inc.	17,382	965,918
EnerSys Inc.[a,b]	19,698	688,445
Generac Holdings Inc.[a,b]	11,433	275,307
Littelfuse Inc.	9,484	594,362
SunPower Corp.[a,b]	18,658	104,671

		2,628,703
ELECTRONICS — 2.05%
AVX Corp.	21,214	269,418
Cymer Inc.[a,b]	11,734	608,291

Security	Shares	Value

ESCO Technologies Inc.	10,910	$375,304
Itron Inc.[a]	16,759	683,767
Plexus Corp.[a]	14,290	462,567
TTM Technologies Inc.[a,b]	22,034	227,611
Watts Water Technologies Inc. Class A	12,467	459,035

		3,085,993
ENGINEERING & CONSTRUCTION — 0.53%
EMCOR Group Inc.	27,377	802,694

		802,694
ENTERTAINMENT — 1.64%
Churchill Downs Inc.	5,382	319,475
DreamWorks Animation SKG Inc. Class Aa,b	28,176	507,450
International Speedway Corp. Class A	11,308	301,811
Scientific Games Corp. Class Aa	25,300	257,048
Six Flags Entertainment Corp.	22,608	1,083,149

		2,468,933
ENVIRONMENTAL CONTROL — 0.89%
Covanta Holding Corp.	47,819	767,495
Mine Safety Appliances Co.	13,286	564,124

		1,331,619
FOOD — 2.83%
Hain Celestial Group Inc.[a,b]	15,066	712,622
Harris Teeter Supermarkets Inc.	17,688	671,613
J&J Snack Foods Corp.	5,789	324,531
Lancaster Colony Corp.	8,190	534,070
Snyders-Lance Inc.	25,792	667,497
Tootsie Roll Industries Inc.	11,890	283,101
TreeHouse Foods Inc.[a]	14,763	849,020
Weis Markets Inc.	4,611	205,651

		4,248,105
FOREST PRODUCTS & PAPER — 1.13%
AbitibiBowater Inc.[a,b]	30,462	403,621
Buckeye Technologies Inc.	16,238	526,274
Clearwater Paper Corp.[a]	9,467	312,127
Schweitzer-Mauduit International Inc.	6,644	450,596

		1,692,618
HAND & MACHINE TOOLS — 0.77%
Regal Beloit Corp.	17,138	1,159,214

		1,159,214

44	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL CORE INDEX FUND

April 30, 2012

Security	Shares	Value

HEALTH CARE — PRODUCTS —1.22%
Hill-Rom Holdings Inc.	25,806	$837,405
Integra LifeSciences Holdings Corp.[a,b]	8,414	313,253
Steris Corp.	21,857	686,528

		1,837,186
HEALTH CARE — SERVICES — 4.08%
Brookdale Senior Living Inc.[a]	41,782	794,276
Centene Corp.[a]	20,642	817,217
Emeritus Corp.[a]	12,248	210,666
Health Management Associates Inc. Class Aa	104,871	755,071
HealthSouth Corp.[a]	39,326	880,509
Lincare Holdings Inc.	36,524	891,186
Magellan Health Services Inc.[a]	11,751	520,334
Molina Healthcare Inc.[a,b]	12,488	320,317
Tenet Healthcare Corp.[a]	179,153	929,804

		6,119,380
HOME BUILDERS — 0.43%
Thor Industries Inc.	19,235	650,720

		650,720
HOUSEWARES — 0.58%
Toro Co. (The)	12,224	873,527

		873,527
INSURANCE — 2.97%
American National Insurance Co.	5,907	414,672
AmTrust Financial Services Inc.	9,867	268,777
Aspen Insurance Holdings Ltd.	29,215	827,369
Greenlight Capital Re Ltd. Class Aa,b	12,515	311,624
Hanover Insurance Group Inc. (The)	18,748	756,669
ProAssurance Corp.[b]	12,045	1,061,044
RLI Corp.	7,240	498,691
Tower Group Inc.	14,859	320,657

		4,459,503
INTERNET — 1.08%
AOL Inc.[a]	40,193	1,006,432
Digital River Inc.[a]	15,416	289,975
Websense Inc.[a]	16,024	332,338

		1,628,745
IRON & STEEL — 0.26%
Schnitzer Steel Industries Inc. Class A	9,977	397,783

		397,783

Security	Shares	Value

LEISURE TIME — 1.20%
Brunswick Corp.	36,554	$961,004
Interval Leisure Group Inc.	16,253	280,852
WMS Industries Inc.[a]	22,992	563,534

		1,805,390
LODGING — 0.34%
Choice Hotels International Inc.	13,417	504,748

		504,748
MACHINERY — 0.92%
Applied Industrial Technologies Inc.	15,755	619,172
Robbins & Myers Inc.	15,776	768,449

		1,387,621
MANUFACTURING — 2.47%
Actuant Corp. Class A	28,349	773,077
Barnes Group Inc.	19,975	527,340
Ceradyne Inc.	9,504	240,641
CLARCOR Inc.	20,783	998,000
Colfax Corp.[a]	18,733	634,862
Hillenbrand Inc.	25,897	542,283

		3,716,203
MEDIA — 0.20%
Scholastic Corp.	10,008	305,744

		305,744
METAL FABRICATE & HARDWARE — 1.19%
Kaydon Corp.	13,369	327,942
RTI International Metals Inc.[a,b]	12,384	304,027
Valmont Industries Inc.	9,316	1,154,532

		1,786,501
MINING — 1.50%
AMCOL International Corp.	11,028	363,483
Century Aluminum Co.[a]	25,892	238,206
Coeur d’Alene Mines Corp.[a]	37,001	797,371
Hecla Mining Co.	115,224	493,159
Kaiser Aluminum Corp.	6,901	362,786

		2,255,005
OFFICE FURNISHINGS — 0.23%
Interface Inc. Class A	24,080	340,973

		340,973
OIL & GAS — 3.15%
Berry Petroleum Co. Class A	21,337	971,901
Clayton Williams Energy Inc.[a,b]	3,717	273,348

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL CORE INDEX FUND

April 30, 2012

Security	Shares	Value

Comstock Resources Inc.[a]	19,663	$345,479
Contango Oil & Gas Co.[a,b]	5,439	295,120
CVR Energy Inc.[a]	35,731	1,084,793
McMoRan Exploration Co.[a,b]	44,447	391,134
Swift Energy Co.[a]	17,501	529,405
Unit Corp.[a]	19,804	836,719

		4,727,899
OIL & GAS SERVICES — 2.01%
Key Energy Services Inc.[a]	62,196	787,401
Newpark Resources Inc.[a,b]	37,330	237,419
Superior Energy Services Inc.[a]	63,868	1,719,327
TETRA Technologies Inc.[a]	31,650	275,671

		3,019,818
PACKAGING & CONTAINERS — 0.19%
Graphic Packaging Holding Co.[a,b]	53,034	283,732

		283,732
PHARMACEUTICALS — 3.00%
Alkermes PLC[a,b]	40,131	694,266
Medicis Pharmaceutical Corp. Class A	26,154	1,006,144
Par Pharmaceutical Companies Inc.[a,b]	14,931	632,179
Theravance Inc.[a,b]	32,189	696,570
VCA Antech Inc.[a,b]	35,477	839,386
ViroPharma Inc.[a,b]	29,116	633,273

		4,501,818
REAL ESTATE — 0.59%
Forest City Enterprises Inc. Class Aa	55,196	880,376

		880,376
REAL ESTATE INVESTMENT TRUSTS — 8.60%
Acadia Realty Trust	17,578	407,458
American Assets Trust Inc.	14,119	331,938
Corporate Office Properties Trust	29,679	698,940
EastGroup Properties Inc.	11,122	559,437
Hersha Hospitality Trust[b]	61,974	356,351
Highwoods Properties Inc.[b]	29,785	1,034,433
Home Properties Inc.	19,920	1,216,116
LaSalle Hotel Properties	35,136	1,033,350
LTC Properties Inc.	12,506	416,200
Mid-America Apartment Communities Inc.[b]	15,319	1,042,764
National Health Investors Inc.[b]	9,668	478,276
Omega Healthcare Investors Inc.[b]	42,573	911,488
Post Properties Inc.[b]	21,977	1,070,280

Security	Shares	Value

PS Business Parks Inc.[b]	7,729	$527,504
RLJ Lodging Trust	26,319	494,271
Strategic Hotels & Resorts Inc.[a]	61,178	416,622
Tanger Factory Outlet Centers Inc.	35,476	1,111,108
Washington Real Estate Investment Trust[b]	27,210	804,055

		12,910,591
RETAIL — 9.62%
Aeropostale Inc.[a]	33,313	738,882
ANN INC.[a]	21,395	592,428
Ascena Retail Group Inc.[a]	52,669	1,078,661
Brinker International Inc.	33,221	1,045,465
Buckle Inc. (The)[b]	11,243	519,202
Cabela’s Inc.[a,b]	20,243	765,388
Casey’s General Stores Inc.	15,625	880,469
Cash America International Inc.	12,193	570,023
Chico’s FAS Inc.	69,206	1,063,004
Children’s Place Retail Stores Inc. (The)[a,b]	10,392	477,824
Cracker Barrel Old Country Store Inc.	9,475	545,002
DineEquity Inc.[a,b]	6,554	318,393
Domino’s Pizza Inc.	22,818	862,749
DSW Inc. Class A	10,803	607,777
Finish Line Inc. (The) Class A	20,875	464,677
Group 1 Automotive Inc.	9,383	543,088
HSN Inc.	17,050	659,835
Papa John’s International Inc.[a,b]	7,875	317,205
Penske Automotive Group Inc.	18,208	481,419
Pier 1 Imports Inc.	45,171	776,038
Saks Inc.[a,b]	46,171	506,034
Wendy’s Co. (The)	128,482	625,707

		14,439,270
SAVINGS & LOANS — 0.60%
BankUnited Inc.	16,411	403,711
Northwest Bancshares Inc.	40,239	495,744

		899,455
SEMICONDUCTORS — 4.81%
Aeroflex Holding Corp.[a]	7,382	82,678
Entegris Inc.[a]	55,483	491,025
Fairchild Semiconductor International Inc.[a]	52,662	746,220
International Rectifier Corp.[a]	28,653	625,495

46	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL CORE INDEX FUND

April 30, 2012

Security	Shares	Value

Intersil Corp. Class A	51,871	$532,715
Microsemi Corp.[a]	35,656	767,317
MKS Instruments Inc.	21,651	598,650
OmniVision Technologies Inc.[a]	24,090	443,738
PMC-Sierra Inc.[a]	96,308	680,898
QLogic Corp.[a]	40,710	702,247
Semtech Corp.[a]	26,979	735,448
TriQuint Semiconductor Inc.[a,b]	67,917	331,435
Veeco Instruments Inc.[a]	15,979	482,406

		7,220,272
SOFTWARE — 2.54%
Acxiom Corp.[a]	32,304	443,534
Compuware Corp.[a]	90,285	787,285
JDA Software Group Inc.[a]	17,477	504,736
ManTech International Corp. Class A	9,634	302,700
Progress Software Corp.[a]	25,591	592,176
SYNNEX Corp.[a]	10,062	383,261
Take-Two Interactive Software Inc.[a]	36,969	521,263
Verint Systems Inc.[a]	9,179	277,573

		3,812,528
STORAGE & WAREHOUSING — 0.20%
Mobile Mini Inc.[a,b]	15,787	297,743

		297,743
TELECOMMUNICATIONS — 1.96%
Anixter International Inc.[a]	11,868	813,907
ARRIS Group Inc.[a]	49,293	637,359
Clearwire Corp. Class Aa	149,810	219,472
EchoStar Corp. Class Aa	16,002	464,858
NTELOS Holdings Corp.	6,004	121,401
Plantronics Inc.	17,734	679,567

		2,936,564
TRANSPORTATION — 2.17%
Alexander & Baldwin Inc.	17,048	872,176
Atlas Air Worldwide Holdings Inc.[a,b]	10,838	499,090
Con-way Inc.	22,727	738,627
Heartland Express Inc.	21,997	304,219
Swift Transportation Co.[a,b]	32,709	343,117
Werner Enterprises Inc.	21,316	503,484

		3,260,713

Security	Shares	Value

TRUCKING & LEASING — 0.89%
AMERCO	2,439	$244,973
GATX Corp.	19,244	824,991
Textainer Group Holdings Ltd.	7,561	265,164

		1,335,128

TOTAL COMMON STOCKS
(Cost: $134,702,186)		150,297,624

SHORT-TERM INVESTMENTS — 14.91%

MONEY MARKET FUNDS — 14.91%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.26%[c,d,e]	20,773,629	20,773,629
BlackRock Cash Funds: Prime, SL Agency Shares
0.24%[c,d,e]	1,510,078	1,510,078
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[c,d]	99,392	99,392

		22,383,099

TOTAL SHORT-TERM INVESTMENTS
(Cost: $22,383,099)		22,383,099

TOTAL INVESTMENTS IN SECURITIES — 115.00%
(Cost: $157,085,285)		172,680,723
Other Assets, Less Liabilities — (15.00)%		(22,525,827)

NET ASSETS — 100.00%		$150,154,896

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	47

Schedule of Investments

iSHARES® MORNINGSTAR SMALL GROWTH INDEX FUND

April 30, 2012

Security	Shares	Value

COMMON STOCKS — 99.92%

AEROSPACE & DEFENSE — 0.97%
Cubic Corp.	4,734	$218,853
HEICO Corp.	4,711	189,948
HEICO Corp. Class A	8,510	274,277
Orbital Sciences Corp.a	17,316	217,489

		900,567
AIRLINES — 0.49%
Allegiant Travel Co.[a]	4,450	261,482
Spirit Airlines Inc.[a]	8,117	194,970

		456,452
APPAREL — 2.03%
Crocs Inc.[a]	26,509	535,482
Steven Madden Ltd.[a]	11,568	499,854
True Religion Apparel Inc.[a]	7,651	207,801
Warnaco Group Inc. (The)[a]	11,995	635,255

		1,878,392
BANKS — 1.05%
Pacific Capital Bancorp[a,b]	1,601	72,925
Signature Bank[a]	13,682	898,771

		971,696
BEVERAGES — 0.60%
Boston Beer Co. Inc. (The) Class Aa,b	2,557	264,189
Peet’s Coffee & Tea Inc.[a]	3,810	292,684

		556,873
BIOTECHNOLOGY — 6.79%
Acorda Therapeutics Inc.[a]	11,693	295,131
Amylin Pharmaceuticals Inc.[a]	39,258	1,017,175
ARIAD Pharmaceuticals Inc.[a]	45,483	741,373
Cubist Pharmaceuticals Inc.[a]	18,106	765,522
Exelixis Inc.[a]	43,427	208,450
Halozyme Therapeutics Inc.[a]	27,503	222,499
Human Genome Sciences Inc.[a,b]	68,354	1,005,487
ImmunoGen Inc.[a,b]	22,649	288,775
Incyte Corp.[a,b]	29,177	661,734
InterMune Inc.[a]	19,410	202,641
Momenta Pharmaceuticals Inc.[a,b]	13,383	212,522
Myriad Genetics Inc.[a]	25,405	660,784

		6,282,093

Security	Shares	Value

BUILDING MATERIALS — 0.40%
Simpson Manufacturing Co. Inc.	11,874	$368,450

		368,450
CHEMICALS — 0.69%
Balchem Corp.	8,550	247,095
Intrepid Potash Inc.[a]	15,524	385,771

		632,866
COMMERCIAL SERVICES — 8.24%
Acacia Research Corp.[a]	12,704	520,864
Accretive Health Inc.[a,b]	13,678	137,601
Advisory Board Co. (The)[a]	4,801	437,659
Arbitron Inc.	8,065	306,873
Cardtronics Inc.[a]	12,905	340,176
Corporate Executive Board Co. (The)	9,866	408,156
CoStar Group Inc.[a]	7,499	546,602
Forrester Research Inc.	4,242	150,379
FTI Consulting Inc.[a]	12,313	447,454
Green Dot Corp. Class Aa,b	5,979	157,786
Healthcare Services Group Inc.	18,552	393,673
Heartland Payment Systems Inc.	10,808	329,320
HMS Holdings Corp.[a,b]	25,108	604,099
Huron Consulting Group Inc.[a,b]	6,710	236,460
K12 Inc.[a,b]	10,579	269,765
MAXIMUS Inc.	9,998	442,412
Monro Muffler Brake Inc.	9,055	373,609
Monster Worldwide Inc.[a,b]	36,473	314,762
PAREXEL International Corp.[a]	17,632	475,006
ServiceSource International Inc.[a,b]	11,782	195,346
VistaPrint NVa,b	11,382	424,435
Zillow Inc.[a]	476	16,598
Zipcar Inc.[a,b]	7,769	93,616

		7,622,651
COMPUTERS — 1.87%
3D Systems Corp.[a,b]	12,538	369,746
Fusion-io Inc.[a,b]	15,322	393,009
iGATE Corp.[a]	9,332	181,601
NetScout Systems Inc.[a]	10,237	211,804
Synaptics Inc.[a]	9,761	299,760
Syntel Inc.	4,550	272,499

		1,728,419

48	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL GROWTH INDEX FUND

April 30, 2012

Security	Shares	Value

DISTRIBUTION & WHOLESALE — 0.39%
MWI Veterinary Supply Inc.[a,b]	3,769	$355,794

		355,794
DIVERSIFIED FINANCIAL SERVICES — 1.78%
Credit Acceptance Corp.[a,b]	1,977	185,897
Financial Engines Inc.[a]	12,176	278,100
Greenhill & Co. Inc.	8,631	335,315
Higher One Holdings Inc.[a,b]	9,948	156,880
MarketAxess Holdings Inc.	9,923	340,458
Portfolio Recovery Associates Inc.[a]	5,028	346,027

		1,642,677
ELECTRICAL COMPONENTS & EQUIPMENT — 1.07%
GrafTech International Ltd.[a]	38,796	455,465
Universal Display Corp.[a,b]	11,887	534,558

		990,023
ELECTRONICS — 2.77%
Coherent Inc.[a]	6,992	367,779
FEI Co.[a,b]	11,133	558,542
II-VI Inc.[a]	15,631	319,029
OSI Systems Inc.[a,b]	5,822	389,259
Rofin-Sinar Technologies Inc.[a]	8,385	211,302
Woodward Inc.	17,230	716,596

		2,562,507
ENERGY — ALTERNATE SOURCES — 0.33%
Amyris Inc.[a,b]	6,005	18,796
Clean Energy Fuels Corp.[a,b]	15,013	288,850

		307,646
ENGINEERING & CONSTRUCTION — 0.35%
MasTec Inc.[a]	18,823	327,332

		327,332
ENTERTAINMENT — 1.86%
Bally Technologies Inc.[a]	12,844	623,576
Madison Square Garden Inc. Class Aa	18,299	658,215
Vail Resorts Inc.	10,733	437,692

		1,719,483
ENVIRONMENTAL CONTROL — 0.78%
Calgon Carbon Corp.[a,b]	16,584	229,523
Tetra Tech Inc.[a]	18,459	492,855

		722,378

Security	Shares	Value

FOOD — 1.76%
B&G Foods Inc. Class A	14,199	$315,786
Diamond Foods Inc.[b]	6,443	134,659
Fresh Market Inc. (The)[a]	9,101	465,698
United Natural Foods Inc.[a]	14,366	708,100

		1,624,243
FOREST PRODUCTS & PAPER — 0.25%
Deltic Timber Corp.	3,730	227,828

		227,828
HAND & MACHINE TOOLS — 0.31%
Franklin Electric Co. Inc.	5,768	289,265

		289,265
HEALTH CARE — PRODUCTS — 6.70%
ArthroCare Corp.[a]	8,147	203,349
Cepheid Inc.[a]	18,981	729,060
Cyberonics Inc.[a]	8,332	319,116
Haemonetics Corp.[a]	7,403	529,833
Insulet Corp.[a]	12,198	217,856
Luminex Corp.[a,b]	12,409	310,721
MAKO Surgical Corp.[a,b]	10,807	446,437
Masimo Corp.[a]	16,183	358,130
Meridian Bioscience Inc.	12,131	249,292
NxStage Medical Inc.[a]	14,478	246,126
PSS World Medical Inc.[a]	15,177	363,186
TECHNE Corp.	10,977	734,800
Thoratec Corp.[a]	17,702	616,207
Volcano Corp.[a,b]	15,552	422,237
West Pharmaceutical Services Inc.	9,978	448,012

		6,194,362
HEALTH CARE — SERVICES — 0.31%
Air Methods Corp.[a]	3,385	284,712

		284,712
HOME FURNISHINGS — 0.93%
Select Comfort Corp.[a]	16,471	475,683
TiVo Inc.[a]	35,770	385,958

		861,641
INSURANCE — 0.30%
Enstar Group Ltd.[a,b]	2,965	279,214

		279,214

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL GROWTH INDEX FUND

April 30, 2012

Security	Shares	Value

INTERNET — 4.79%
AboveNet Inc.[a]	6,858	$570,380
Ancestry.com Inc.[a,b]	8,629	230,394
Bankrate Inc.[a]	13,038	305,350
BroadSoft Inc.[a]	6,625	283,616
DealerTrack Holdings Inc.[a,b]	12,271	366,044
Liquidity Services Inc.[a]	6,700	357,311
NIC Inc.	18,963	212,196
OpenTable Inc.[a,b]	6,976	312,037
Sapient Corp.	32,288	386,487
Shutterfly Inc.[a,b]	8,909	277,248
ValueClick Inc.[a]	24,471	518,296
VirnetX Holding Corp.[a,b]	12,375	307,395
WebMD Health Corp.[a]	13,351	303,735

		4,430,489
IRON & STEEL — 0.82%
Carpenter Technology Corp.	13,607	757,366

		757,366
LEISURE TIME — 0.60%
Life Time Fitness Inc.[a]	11,916	554,809

		554,809
LODGING — 0.42%
Gaylord Entertainment Co.[a,b]	12,459	392,209

		392,209
MACHINERY — 3.41%
Chart Industries Inc.[a]	8,704	665,247
Cognex Corp.	11,375	457,844
iRobot Corp.[a]	7,972	188,219
Manitowoc Co. Inc. (The)	38,908	538,876
Middleby Corp. (The)[a]	5,553	563,463
Sauer-Danfoss Inc.	3,233	140,021
Zebra Technologies Corp. Class Aa	15,398	597,288

		3,150,958
MANUFACTURING — 1.70%
Hexcel Corp.[a]	29,144	797,963
Polypore International Inc.[a,b]	11,971	447,117
Raven Industries Inc.	5,360	322,725

		1,567,805
MEDIA — 0.19%
CTC Media Inc.	15,962	172,869

		172,869

Security	Shares	Value

METAL FABRICATE & HARDWARE — 0.33%
RBC Bearings Inc.[a]	6,455	$302,610

		302,610
MINING — 0.23%
Globe Specialty Metals Inc.	15,603	208,144

		208,144
OFFICE FURNISHINGS — 0.36%
Herman Miller Inc.	17,226	336,424

		336,424
OIL & GAS — 4.34%
Apco Oil and Gas International Inc.	2,696	113,097
Bill Barrett Corp.[a]	12,747	305,673
Carrizo Oil & Gas Inc.[a,b]	10,408	291,840
Cheniere Energy Inc.[a,b]	44,628	817,139
Gulfport Energy Corp.[a]	12,378	324,427
Hyperdynamics Corp.[a,b]	40,304	37,624
Kodiak Oil & Gas Corp.[a]	73,139	647,280
Northern Oil and Gas Inc.[a]	18,708	363,496
Quicksilver Resources Inc.[a,b]	35,668	167,640
Resolute Energy Corp.[a]	15,021	159,373
Rosetta Resources Inc.[a,b]	15,713	789,893

		4,017,482
OIL & GAS SERVICES — 2.55%
Hornbeck Offshore Services Inc.[a,b]	9,248	384,994
ION Geophysical Corp.[a]	35,184	219,196
Lufkin Industries Inc.	9,021	693,174
SEACOR Holdings Inc.[a]	6,418	596,425
Targa Resources Corp.	9,649	464,020

		2,357,809
PHARMACEUTICALS — 6.21%
Akorn Inc.[a,b]	19,331	234,485
Align Technology Inc.[a]	18,138	575,156
Auxilium Pharmaceuticals Inc.[a]	14,208	254,607
Impax Laboratories Inc.[a]	19,479	479,768
Ironwood Pharmaceuticals Inc. Class Aa	22,278	294,292
Isis Pharmaceuticals Inc.[a,b]	27,941	223,528
Jazz Pharmaceuticals PLC[a]	9,991	509,841
Neogen Corp.[a]	6,905	269,226
Opko Health Inc.[a,b]	46,143	219,179
Pharmacyclics Inc.[a]	15,581	429,412
Questcor Pharmaceuticals Inc.[a,b]	17,281	775,917

50	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL GROWTH INDEX FUND

April 30, 2012

Security	Shares	Value

Salix Pharmaceuticals Ltd.[a,b]	15,756	$778,347
VIVUS Inc.[a]	29,032	703,155

		5,746,913
REAL ESTATE INVESTMENT TRUSTS — 2.13%
Alexander’s Inc.	802	312,483
DuPont Fabros Technology Inc.[b]	18,503	502,356
Extra Space Storage Inc.	27,932	847,736
Sun Communities Inc.	7,070	309,313

		1,971,888
RETAIL — 6.52%
BJ’s Restaurants Inc.[a,b]	6,939	299,695
Buffalo Wild Wings Inc.[a]	5,439	456,060
Cheesecake Factory Inc. (The)[a]	15,552	489,888
Coinstar Inc.[a]	9,108	571,891
Express Inc.[a]	21,561	509,271
EZCORP Inc. Class A NVS[a]	12,966	347,359
First Cash Financial Services Inc.[a]	8,174	334,807
Genesco Inc.[a]	7,177	538,275
Hibbett Sports Inc.[a,b]	7,841	468,265
Jos. A. Bank Clothiers Inc.[a,b]	8,082	384,299
P.F. Chang’s China Bistro Inc.	6,285	249,452
PriceSmart Inc.	5,357	442,167
Teavana Holdings Inc.[a,b]	2,171	45,352
Texas Roadhouse Inc.	18,833	324,869
Vera Bradley Inc.[a,b]	6,962	180,873
Vitamin Shoppe Inc.[a,b]	8,199	385,927

		6,028,450
SAVINGS & LOANS — 0.23%
Investors Bancorp Inc.[a,b]	13,718	211,806

		211,806
SEMICONDUCTORS — 3.82%
Cabot Microelectronics Corp.	6,796	233,646
Cavium Inc.[a]	14,351	419,910
Cirrus Logic Inc.[a,b]	19,320	528,982
Diodes Inc.[a]	10,339	230,456
GT Advanced Technologies Inc.[a,b]	37,505	244,158
Hittite Microwave Corp.[a]	8,362	447,702
Integrated Device Technology Inc.[a]	42,091	284,956
Power Integrations Inc.	8,312	314,859
Rambus Inc.[a]	29,771	151,534
Silicon Laboratories Inc.[a]	12,401	440,112

Security	Shares	Value

Tessera Technologies Inc.[a]	15,185	$237,493

		3,533,808
SOFTWARE — 8.88%
ACI Worldwide Inc.[a]	11,668	465,086
Advent Software Inc.[a]	9,483	255,946
Aspen Technology Inc.[a]	27,887	551,605
athenahealth Inc.[a]	10,368	751,162
Blackbaud Inc.	13,220	409,556
Bottomline Technologies Inc.[a]	10,674	251,159
CommVault Systems Inc.[a]	12,086	629,318
MicroStrategy Inc. Class Aa	2,436	340,504
NetSuite Inc.[a,b]	8,766	389,035
OPNET Technologies Inc.	4,300	99,588
Pegasystems Inc.	4,781	177,805
QLIK Technologies Inc.[a]	22,384	644,883
Quality Systems Inc.	11,080	414,392
Quest Software Inc.[a]	17,095	397,801
RealPage Inc.[a,b]	9,488	172,207
SolarWinds Inc.[a]	17,012	798,033
SS&C Technologies Holdings Inc.[a]	10,088	239,792
Synchronoss Technologies Inc.[a]	8,920	279,196
Tyler Technologies Inc.[a]	8,805	351,760
Ultimate Software Group Inc. (The)[a]	7,663	591,277

		8,210,105
TELECOMMUNICATIONS — 5.53%
ADTRAN Inc.	19,163	584,855
Ciena Corp.[a,b]	28,352	420,177
Comtech Telecommunications Corp.	6,028	186,386
DigitalGlobe Inc.[a]	10,555	129,510
Finisar Corp.[a]	26,559	438,755
InterDigital Inc.	13,466	373,277
Ixia[a]	14,883	187,526
LogMeIn Inc.[a,b]	6,596	237,522
Loral Space & Communications Inc.	3,623	224,807
NETGEAR Inc.[a]	11,107	427,619
NeuStar Inc. Class Aa	19,362	703,809
RF Micro Devices Inc.[a]	81,889	354,579
Sonus Networks Inc.[a]	61,915	175,219
Ubiquiti Networks Inc.[a,b]	2,153	71,092
ViaSat Inc.[a,b]	12,483	602,929

		5,118,062

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL GROWTH INDEX FUND

April 30, 2012

Security	Shares	Value

TRANSPORTATION — 3.84%
Forward Air Corp.	8,459	$285,745
Genesee & Wyoming Inc. Class Aa	11,873	640,073
Hub Group Inc. Class Aa,b	11,012	385,420
Knight Transportation Inc.	16,790	275,692
Landstar System Inc.	13,900	744,623
Old Dominion Freight Line Inc.[a,b]	16,170	719,080
UTi Worldwide Inc.	30,118	502,067

		3,552,700

TOTAL COMMON STOCKS
(Cost: $84,637,461)		92,410,270

SHORT-TERM INVESTMENTS — 18.01%

MONEY MARKET FUNDS — 18.01%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.26%[c,d,e]	15,474,709	15,474,709
BlackRock Cash Funds: Prime, SL Agency Shares
0.24%[c,d,e]	1,124,888	1,124,888
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[c,d]	63,178	63,178

		16,662,775

TOTAL SHORT-TERM INVESTMENTS
(Cost: $16,662,775)		16,662,775

TOTAL INVESTMENTS IN SECURITIES — 117.93% (Cost: $101,300,236)		109,073,045
Other Assets, Less Liabilities — (17.93)%		(16,585,733)

NET ASSETS — 100.00%		$92,487,312

NVS — Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

52	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MORNINGSTAR SMALL VALUE INDEX FUND

April 30, 2012

Security	Shares	Value

COMMON STOCKS — 99.90%

AEROSPACE & DEFENSE — 1.00%
Alliant Techsystems Inc.	15,986	$852,054
Curtiss-Wright Corp.	22,464	792,754

		1,644,808
AGRICULTURE — 0.31%
Universal Corp.	11,298	517,787

		517,787
AIRLINES — 1.68%
Alaska Air Group Inc.[a]	34,706	1,173,063
JetBlue Airways Corp.[a,b]	119,895	569,501
SkyWest Inc.	24,403	219,383
US Airways Group Inc.[a,b]	77,650	796,689

		2,758,636
APPAREL — 0.27%
Jones Group Inc. (The)	39,036	437,984

		437,984
AUTO MANUFACTURERS — 0.61%
Oshkosh Corp.[a]	43,632	996,119

		996,119
AUTO PARTS & EQUIPMENT — 1.17%
Cooper Tire & Rubber Co.	29,988	448,321
Dana Holding Corp.	70,491	1,030,578
Federal-Mogul Corp. Class Aa	12,036	155,625
Meritor Inc.[a]	45,270	294,708

		1,929,232
BANKS — 14.47%
Associated Banc-Corp	83,337	1,110,882
BancorpSouth Inc.	37,562	505,960
Bank of Hawaii Corp.	22,389	1,094,598
Bank of the Ozarks Inc.	13,286	410,537
CapitalSource Inc.	132,424	854,135
Cathay General Bancorp	37,843	651,656
Community Bank System Inc.	18,773	527,897
CVB Financial Corp.	45,504	526,481
F.N.B. Corp.	67,027	760,756
First Financial Bancorp	27,865	468,411
First Financial Bankshares Inc.	15,150	512,676
First Horizon National Corp.	125,927	1,156,010
FirstMerit Corp.	52,650	884,520
Fulton Financial Corp.	96,292	1,010,103

Security	Shares	Value

Glacier Bancorp Inc.	34,640	$516,136
Hancock Holding Co.	37,540	1,208,037
IBERIABANK Corp.	14,149	722,589
International Bancshares Corp.	27,646	545,456
National Penn Bancshares Inc.	61,349	565,638
Old National Bancorp	45,663	585,400
Park National Corp.	6,401	430,467
Popular Inc.[a]	492,899	877,360
Susquehanna Bancshares Inc.	89,023	923,169
Synovus Financial Corp.	341,712	717,595
TCF Financial Corp.	72,696	833,823
Trustmark Corp.	27,479	699,341
UMB Financial Corp.	16,781	806,327
Umpqua Holdings Corp.	54,062	715,781
United Bankshares Inc.	23,488	620,788
Valley National Bancorp	89,983	1,133,786
Webster Financial Corp.	35,674	810,870
Westamerica Bancorp	13,749	630,667

		23,817,852
BIOTECHNOLOGY — 0.26%
PDL BioPharma Inc.	67,234	422,902

		422,902
BUILDING MATERIALS — 0.59%
Louisiana-Pacific Corp.[a,b]	65,633	593,978
Texas Industries Inc.[b]	11,388	382,751

		976,729
CHEMICALS — 5.04%
Cabot Corp.	28,335	1,222,089
Cytec Industries Inc.	23,897	1,519,132
H.B. Fuller Co.	23,819	783,645
Innophos Holdings Inc.	10,484	515,498
Olin Corp.	34,386	720,731
OM Group Inc.[a]	15,560	375,307
PolyOne Corp.	43,749	606,361
Sensient Technologies Corp.	24,093	895,055
Solutia Inc.	58,529	1,658,712

		8,296,530
COMMERCIAL SERVICES — 3.57%
ABM Industries Inc.	21,372	497,540
Brink’s Co. (The)	22,601	574,065
Career Education Corp.[a]	29,477	210,171
Convergys Corp.[a,b]	50,573	676,161

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL VALUE INDEX FUND

April 30, 2012

Security	Shares	Value

CoreLogic Inc.[a]	51,288	$856,510
Deluxe Corp.	24,712	588,393
Lender Processing Services Inc.	40,669	1,079,762
PHH Corp.[a,b]	27,097	420,003
Rent-A-Center Inc.	28,317	968,725

		5,871,330
COMPUTERS — 2.88%
Brocade Communications Systems Inc.[a]	208,354	1,154,281
Diebold Inc.	30,189	1,190,956
DST Systems Inc.	16,940	948,301
Lexmark International Inc. Class A	36,243	1,090,915
Unisys Corp.[a]	18,818	351,144

		4,735,597
COSMETICS & PERSONAL CARE — 0.06%
Revlon Inc. Class Aa,b	5,723	97,749

		97,749
DISTRIBUTION & WHOLESALE — 0.61%
ScanSource Inc.[a,b]	13,007	428,711
United Stationers Inc.	20,567	583,280

		1,011,991
DIVERSIFIED FINANCIAL SERVICES — 2.11%
Aircastle Ltd.	23,005	279,511
Federated Investors Inc. Class Bb	50,259	1,109,719
Janus Capital Group Inc.	89,728	680,138
Knight Capital Group Inc. Class Aa,b	47,798	628,066
Ocwen Financial Corp.[a]	51,795	772,263

		3,469,697
ELECTRIC — 7.29%
ALLETE Inc.	15,639	644,483
Avista Corp.	27,947	738,919
Black Hills Corp.	19,011	627,553
CH Energy Group Inc.	8,138	534,016
Cleco Corp.	29,429	1,200,703
El Paso Electric Co.	19,401	594,447
Empire District Electric Co. (The)	20,190	414,299
GenOn Energy Inc.[a]	371,934	792,219
Hawaiian Electric Industries Inc.	46,208	1,226,360
IDACORP Inc.	23,960	976,130
MGE Energy Inc.	11,121	508,675
NorthWestern Corp.	17,310	614,851
PNM Resources Inc.	37,825	709,597

Security	Shares	Value

Portland General Electric Co.	36,211	$935,330
UIL Holdings Corp.	24,306	835,397
UniSource Energy Corp.	17,680	643,552

		11,996,531
ELECTRICAL COMPONENTS & EQUIPMENT — 0.93%
Belden Inc.	22,865	795,245
General Cable Corp.[a,b]	25,032	736,942

		1,532,187
ELECTRONICS — 2.05%
Benchmark Electronics Inc.[a,b]	27,795	441,385
Brady Corp. Class A	23,752	737,024
Sanmina-SCI Corp.[a]	38,550	343,095
Tech Data Corp.[a]	19,891	1,069,937
Vishay Intertechnology Inc.[a]	69,264	777,142

		3,368,583
ENGINEERING & CONSTRUCTION — 0.86%
Granite Construction Inc.	16,506	459,527
Shaw Group Inc. (The)[a]	31,403	950,569

		1,410,096
ENTERTAINMENT — 0.97%
Cinemark Holdings Inc.	47,316	1,086,375
Regal Entertainment Group Class A	38,103	518,582

		1,604,957
ENVIRONMENTAL CONTROL — 0.56%
Darling International Inc.[a]	56,271	921,719

		921,719
FOOD — 1.81%
Dean Foods Co.[a]	88,509	1,086,891
Dole Food Co. Inc.[a,b]	17,453	148,001
Fresh Del Monte Produce Inc.[b]	18,351	425,193
Pilgrim’s Pride Corp.[a,b]	27,739	198,056
Sanderson Farms Inc.	9,836	507,636
SUPERVALU Inc.[b]	102,110	606,533

		2,972,310
GAS — 4.06%
Laclede Group Inc. (The)	10,064	396,320
New Jersey Resources Corp.	20,040	866,530
Northwest Natural Gas Co.	12,803	585,097
Piedmont Natural Gas Co.	34,577	1,053,907
South Jersey Industries Inc.	14,362	707,328
Southwest Gas Corp.	22,098	928,558

54	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL VALUE INDEX FUND

April 30, 2012

Security	Shares	Value

Vectren Corp.	39,027	$1,149,345
WGL Holdings Inc.	24,726	991,760

		6,678,845
HEALTH CARE — PRODUCTS — 1.49%
Alere Inc.[a]	41,434	989,858
Invacare Corp.	14,885	235,927
Teleflex Inc.	19,607	1,228,771

		2,454,556
HEALTH CARE — SERVICES — 2.18%
Community Health Systems Inc.[a]	44,125	1,074,003
LifePoint Hospitals Inc.[a]	23,209	905,615
Select Medical Holdings Corp.[a,b]	22,217	190,400
Universal American Corp.	18,100	166,158
WellCare Health Plans Inc.[a]	20,590	1,259,696

		3,595,872
HOME BUILDERS — 1.27%
M.D.C. Holdings Inc.	17,654	496,254
PulteGroup Inc.[a]	162,600	1,599,984

		2,096,238
HOUSEHOLD PRODUCTS & WARES — 0.55%
Helen of Troy Ltd.[a,b]	14,219	491,977
Spectrum Brands Holdings Inc.[a]	12,035	415,328

		907,305
INSURANCE — 7.55%
Argo Group International Holdings Ltd.[b]	14,957	431,659
CNO Financial Group Inc.[a,b]	105,517	767,109
Delphi Financial Group Inc. Class A	23,743	1,078,407
Endurance Specialty Holdings Ltd.	19,527	784,595
FBL Financial Group Inc. Class A	6,571	191,347
First American Financial Corp.	50,774	850,464
Harleysville Group Inc.	5,829	349,390
Kemper Corp.	21,323	639,477
MBIA Inc.[a,b]	73,782	743,723
Mercury General Corp.	12,341	557,690
Montpelier Re Holdings Ltd.	29,683	609,095
Old Republic International Corp.	117,455	1,168,677
OneBeacon Insurance Group Ltd. Class Ab	11,257	160,187
Platinum Underwriters Holdings Ltd.[b]	17,964	657,842
Primerica Inc.	20,622	540,915
Protective Life Corp.	39,911	1,167,796

Security	Shares	Value

Selective Insurance Group Inc.	26,019	$455,072
StanCorp Financial Group Inc.	21,469	823,980
Symetra Financial Corp.	37,541	456,499

		12,433,924
INTERNET — 0.26%
EarthLink Inc.	51,962	421,931

		421,931
IRON & STEEL — 0.74%
AK Steel Holding Corp.	52,601	390,299
Commercial Metals Co.	55,683	822,995

		1,213,294
LODGING — 0.30%
Orient-Express Hotels Ltd. Class Aa	45,470	486,074

		486,074
MACHINERY — 0.99%
Briggs & Stratton Corp.	24,085	435,938
Terex Corp.[a,b]	52,792	1,195,211

		1,631,149
MANUFACTURING — 1.77%
A.O. Smith Corp.	19,094	908,874
Harsco Corp.	38,699	862,988
Trinity Industries Inc.	38,332	1,134,627

		2,906,489
MEDIA — 0.77%
Meredith Corp.[b]	17,572	506,601
New York Times Co. (The) Class Aa,b	62,000	391,220
Sinclair Broadcast Group Inc. Class A	25,032	257,329
World Wrestling Entertainment Inc. Class A	13,470	106,143

		1,261,293
METAL FABRICATE & HARDWARE — 0.79%
Mueller Industries Inc.	18,205	832,151
Worthington Industries Inc.	25,844	461,057

		1,293,208
MINING — 0.36%
Stillwater Mining Co.[a]	55,555	596,105

		596,105
OFFICE FURNISHINGS — 0.48%
HNI Corp.	17,908	431,941
Steelcase Inc. Class A	41,731	360,556

		792,497

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL VALUE INDEX FUND

April 30, 2012

Security	Shares	Value

OIL & GAS — 1.43%
Delek US Holdings Inc.	7,424	$121,011
Forest Oil Corp.[a]	54,761	729,417
Stone Energy Corp.[a,b]	23,621	662,569
W&T Offshore Inc.	17,460	345,184
Western Refining Inc.[b]	26,413	503,168

		2,361,349
OIL & GAS SERVICES — 0.72%
Basic Energy Services Inc.[a]	14,015	201,816
Helix Energy Solutions Group Inc.[a]	48,509	990,069

		1,191,885
PACKAGING & CONTAINERS — 0.39%
Greif Inc. Class A	11,862	636,278

		636,278
REAL ESTATE — 0.90%
Sovran Self Storage Inc.	13,252	698,381
St. Joe Co. (The)[a,b]	44,205	788,175

		1,486,556
REAL ESTATE INVESTMENT TRUSTS — 15.44%
Anworth Mortgage Asset Corp.[b]	63,638	428,920
BioMed Realty Trust Inc.	73,932	1,465,332
Brandywine Realty Trust[b]	64,805	768,587
Capstead Mortgage Corp.[b]	40,652	558,152
CBL & Associates Properties Inc.[b]	67,826	1,263,598
Colonial Properties Trust	42,031	940,234
CommonWealth REIT	40,317	755,944
CubeSmart	54,940	690,046
CYS Investments Inc.	51,845	711,832
DCT Industrial Trust Inc.	118,409	702,165
DiamondRock Hospitality Co.[b]	81,107	862,167
Entertainment Properties Trust	22,405	1,075,216
Equity One Inc.	29,842	620,117
First Industrial Realty Trust Inc.[a]	38,428	474,202
Franklin Street Properties Corp.	35,409	356,569
Glimcher Realty Trust	61,353	606,781
Government Properties Income Trust[b]	17,885	415,290
Hatteras Financial Corp.	44,670	1,301,237
Healthcare Realty Trust Inc.	37,512	805,758
Invesco Mortgage Capital Inc.	55,611	980,978
Kilroy Realty Corp.[b]	32,324	1,533,774
Lexington Realty Trust[b]	65,460	582,594
Medical Properties Trust Inc.	63,444	595,105

Security	Shares	Value

MFA Financial Inc.	171,654	$1,266,807
National Retail Properties Inc.	46,195	1,264,819
Pebblebrook Hotel Trust	24,516	590,345
Potlatch Corp.	19,258	602,775
Redwood Trust Inc.	34,008	397,213
Starwood Property Trust Inc.	54,671	1,140,984
Sunstone Hotel Investors Inc.[a]	56,696	578,299
Two Harbors Investment Corp.	103,236	1,079,849

		25,415,689
RETAIL — 2.27%
Bob Evans Farms Inc.	14,165	541,670
Collective Brands Inc.[a,b]	29,649	615,810
Jack in the Box Inc.[a,b]	21,168	480,937
Men’s Wearhouse Inc. (The)	24,812	919,036
RadioShack Corp.[b]	48,053	248,915
Regis Corp.	27,826	510,607
Rite Aid Corp.[a]	291,621	422,850

		3,739,825
SAVINGS & LOANS — 1.63%
Astoria Financial Corp.	43,153	418,153
Capitol Federal Financial Inc.	80,856	954,909
Provident Financial Services Inc.	27,242	400,458
Washington Federal Inc.	51,793	908,449

		2,681,969
SEMICONDUCTORS — 0.39%
Amkor Technology Inc.[a,b]	48,078	248,563
MEMC Electronic Materials Inc.[a]	110,897	398,120

		646,683
SOFTWARE — 0.45%
Fair Isaac Corp.	17,367	745,044

		745,044
TELECOMMUNICATIONS — 1.56%
Comverse Technology Inc.[a]	98,829	637,447
Telephone & Data Systems Inc.	48,869	1,187,028
Tellabs Inc.	160,120	603,653
Vonage Holdings Corp.[a,b]	69,151	141,068

		2,569,196
TEXTILES — 0.27%
UniFirst Corp.	7,183	436,439

		436,439

56	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL VALUE INDEX FUND

April 30, 2012

Security	Shares	Value

TRANSPORTATION — 1.47%
Bristow Group Inc.	16,672	$814,427
GulfMark Offshore Inc. Class Aa	12,783	615,757
Ship Finance International Ltd.	20,697	286,654
Teekay Corp.	19,391	700,015

		2,416,853
TRUCKING & LEASING — 0.32%
TAL International Group Inc.	12,620	521,332

		521,332

TOTAL COMMON STOCKS (Cost: $150,759,478)		164,409,204

SHORT-TERM INVESTMENTS — 10.04%

MONEY MARKET FUNDS — 10.04%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.26%[c,d,e]	15,145,020	15,145,020
BlackRock Cash Funds: Prime, SL Agency Shares
0.24%[c,d,e]	1,100,923	1,100,923
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[c,d]	288,281	288,281

		16,534,224

TOTAL SHORT-TERM INVESTMENTS (Cost: $16,534,224)		16,534,224

TOTAL INVESTMENTS IN SECURITIES — 109.94% (Cost: $167,293,702)		180,943,428
Other Assets, Less Liabilities — (9.94)%		(16,366,773)

NET ASSETS — 100.00%		$164,576,655

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	57

Statements of Assets and Liabilities

iSHARES® TRUST

April 30, 2012

	iShares Morningstar Large Core Index Fund	iShares Morningstar Large Growth Index Fund	iShares Morningstar Large Value Index Fund

ASSETS
Investments, at cost:
Unaffiliated	$225,562,824	$357,653,257	$232,661,122
Affiliated (Note 2)	2,167,531	14,005,730	4,585,581

Total cost of investments	$227,730,355	$371,658,987	$237,246,703

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$273,326,365	$459,133,931	$250,569,792
Affiliated (Note 2)	2,167,531	13,934,923	4,893,371

Total fair value of investments	275,493,896	473,068,854	255,463,163
Receivables:
Investment securities sold	—	—	1,539,910
Dividends and interest	338,585	198,308	390,556

Total Assets	275,832,481	473,267,162	257,393,629

LIABILITIES
Short positions, at value[b]	—	—	1,539,910
Payables:
Investment securities purchased	—	—	1,821,141
Collateral for securities on loan (Note 5)	1,945,105	10,808,084	2,192,657
Investment advisory fees (Note 2)	44,676	92,392	50,965

Total Liabilities	1,989,781	10,900,476	5,604,673

NET ASSETS	$273,842,700	$462,366,686	$251,788,956

Net assets consist of:
Paid-in capital	$260,820,281	$477,953,209	$318,644,819
Undistributed net investment income	443,393	203,482	529,566
Accumulated net realized loss	(35,184,515)	(117,199,872)	(85,601,889)
Net unrealized appreciation	47,763,541	101,409,867	18,216,460

NET ASSETS	$273,842,700	$462,366,686	$251,788,956

Shares outstanding[c]	3,450,000	6,000,000	4,000,000

Net asset value per share	$79.37	$77.06	$62.95

[a]	Securities on loan with values of $1,903,889, $10,568,774 and $2,108,474, respectively. See Note 5.
[b]	Proceeds: $ —, $ — and $1,539,910, respectively. See Note 1.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

58	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2012

	iShares Morningstar Mid Core Index Fund	iShares Morningstar Mid Growth Index Fund	iShares Morningstar Mid Value Index Fund

ASSETS
Investments, at cost:
Unaffiliated	$133,074,591	$148,652,802	$94,268,065
Affiliated (Note 2)	7,310,221	8,500,674	3,896,520

Total cost of investments	$140,384,812	$157,153,476	$98,164,585

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$153,812,183	$170,621,011	$99,095,479
Affiliated (Note 2)	7,310,221	8,500,674	3,896,520

Total fair value of investments	161,122,404	179,121,685	102,991,999
Receivables:
Investment securities sold	—	—	62,905
Dividends and interest	88,969	44,209	92,492

Total Assets	161,211,373	179,165,894	103,147,396

LIABILITIES
Short positions, at value[b]	—	—	62,905
Payables:
Collateral for securities on loan (Note 5)	7,060,168	8,380,341	3,769,367
Capital shares redeemed	—	—	7,070
Investment advisory fees (Note 2)	32,426	41,884	25,187

Total Liabilities	7,092,594	8,422,225	3,864,529

NET ASSETS	$154,118,779	$170,743,669	$99,282,867

Net assets consist of:
Paid-in capital	$161,095,600	$271,503,619	$123,320,082
Accumulated net realized loss	(27,714,413)	(122,728,159)	(28,864,629)
Net unrealized appreciation	20,737,592	21,968,209	4,827,414

NET ASSETS	$154,118,779	$170,743,669	$99,282,867

Shares outstanding[c]	1,600,000	1,600,000	1,250,000

Net asset value per share	$96.32	$106.71	$79.43

[a]	Securities on loan with values of $6,872,062, $8,113,910 and $3,607,137, respectively. See Note 5.
[b]	Proceeds: $ —, $ — and $62,905, respectively. See Note 1.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	59

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2012

	iShares Morningstar Small Core Index Fund	iShares Morningstar Small Growth Index Fund	iShares Morningstar Small Value Index Fund

ASSETS
Investments, at cost:
Unaffiliated	$134,702,186	$84,637,461	$150,759,478
Affiliated (Note 2)	22,383,099	16,662,775	16,534,224

Total cost of investments	$157,085,285	$101,300,236	$167,293,702

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$150,297,624	$92,410,270	$164,409,204
Affiliated (Note 2)	22,383,099	16,662,775	16,534,224

Total fair value of investments	172,680,723	109,073,045	180,943,428
Receivables:
Dividends and interest	71,369	36,401	117,831

Total Assets	172,752,092	109,109,446	181,061,259

LIABILITIES
Payables:
Investment securities purchased	283,061	—	199,174
Collateral for securities on loan (Note 5)	22,283,707	16,599,597	16,245,943
Investment advisory fees (Note 2)	30,428	22,537	39,487

Total Liabilities	22,597,196	16,622,134	16,484,604

NET ASSETS	$150,154,896	$92,487,312	$164,576,655

Net assets consist of:
Paid-in capital	$165,072,060	$105,209,719	$173,819,924
Undistributed (distributions in excess of) net investment income	169,125	72,091	(56,543)
Accumulated net realized loss	(30,681,727)	(20,567,307)	(22,836,452)
Net unrealized appreciation	15,595,438	7,772,809	13,649,726

NET ASSETS	$150,154,896	$92,487,312	$164,576,655

Shares outstanding[b]	1,600,000	1,000,000	1,900,000

Net asset value per share	$93.85	$92.49	$86.62

[a]	Securities on loan with values of $21,555,578, $16,024,198 and $15,635,096, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

60	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended April 30, 2012

	iShares Morningstar Large Core Index Fund	iShares Morningstar Large Growth Index Fund	iShares Morningstar Large Value Index Fund

NET INVESTMENT INCOME
Dividends — unaffiliated	$6,714,025	$4,095,971	$7,547,079
Dividends — affiliated (Note 2)	—	64,702	57,171
Interest — affiliated (Note 2)	103	143	77
Securities lending income — affiliated (Note 2)	6,707	69,481	3,532

Total investment income	6,720,835	4,230,297	7,607,859

EXPENSES
Investment advisory fees (Note 2)	560,816	939,301	578,996

Total expenses	560,816	939,301	578,996

Net investment income	6,160,019	3,290,996	7,028,863

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(2,438,348)	(14,862,529)	(11,606,379)
Investments — affiliated (Note 2)	—	(52,851)	(33,054)
In-kind redemptions — unaffiliated	18,417,953	6,981,516	4,138,228
In-kind redemptions — affiliated (Note 2)	—	14,812	10,802

Net realized gain (loss)	15,979,605	(7,919,052)	(7,490,403)

Net change in unrealized appreciation/depreciation	(8,183,360)	47,005,634	(2,070,034)

Net realized and unrealized gain (loss)	7,796,245	39,086,582	(9,560,437)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$13,956,264	$42,377,578	$(2,531,574)

See notes to financial statements.

FINANCIAL STATEMENTS	61

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2012

	iShares Morningstar Mid Core Index Fund	iShares Morningstar Mid Growth Index Fund	iShares Morningstar Mid Value Index Fund

NET INVESTMENT INCOME
Dividends — unaffiliated	$2,328,273	$719,982	$2,411,372
Interest — affiliated (Note 2)	77	75	36
Securities lending income — affiliated (Note 2)	117,207	51,641	23,449

Total investment income	2,445,557	771,698	2,434,857

EXPENSES
Investment advisory fees (Note 2)	388,470	528,677	303,426

Total expenses	388,470	528,677	303,426

Net investment income	2,057,087	243,021	2,131,431

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	2,518,143	2,587,282	(1,490,839)
In-kind redemptions — unaffiliated	12,135,709	9,461,239	2,049,932

Net realized gain	14,653,852	12,048,521	559,093

Net change in unrealized appreciation/depreciation	(15,898,036)	(20,251,442)	(7,140,112)

Net realized and unrealized loss	(1,244,184)	(8,202,921)	(6,581,019)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$812,903	$(7,959,900)	$(4,449,588)

See notes to financial statements.

62	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2012

	iShares Morningstar Small Core Index Fund	iShares Morningstar Small Growth Index Fund	iShares Morningstar Small Value Index Fund

NET INVESTMENT INCOME
Dividends — unaffiliated	$1,977,872	$557,765	$4,324,895
Interest — affiliated (Note 2)	63	28	67
Securities lending income — affiliated (Note 2)	202,443	209,950	165,372

Total investment income	2,180,378	767,743	4,490,334

EXPENSES
Investment advisory fees (Note 2)	395,119	315,530	494,681

Total expenses	395,119	315,530	494,681

Net investment income	1,785,259	452,213	3,995,653

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(8,960,604)	(3,658,117)	(4,228,686)
In-kind redemptions — unaffiliated	12,744,038	7,193,427	10,062,958

Net realized gain	3,783,434	3,535,310	5,834,272

Net change in unrealized appreciation/depreciation	(22,226,702)	(16,970,813)	(15,791,632)

Net realized and unrealized loss	(18,443,268)	(13,435,503)	(9,957,360)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(16,658,009)	$(12,983,290)	$(5,961,707)

See notes to financial statements.

FINANCIAL STATEMENTS	63

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Morningstar Large Core Index Fund		iShares Morningstar Large Growth Index Fund
	Year ended April 30, 2012	Year ended April 30, 2011	Year ended April 30, 2012	Year ended April 30, 2011

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$6,160,019	$5,119,080	$3,290,996	$2,866,560
Net realized gain (loss)	15,979,605	8,611,316	(7,919,052)	13,233,609
Net change in unrealized appreciation/depreciation	(8,183,360)	24,067,338	47,005,634	29,770,859

Net increase in net assets resulting from operations	13,956,264	37,797,734	42,377,578	45,871,028

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(6,081,636)	(5,034,557)	(3,316,876)	(2,969,655)

Total distributions to shareholders	(6,081,636)	(5,034,557)	(3,316,876)	(2,969,655)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	32,192,583	44,100,913	58,764,703	6,600,778
Cost of shares redeemed	(86,530,574)	(22,158,502)	(33,282,070)	(98,615,812)

Net increase (decrease) in net assets from capital share transactions	(54,337,991)	21,942,411	25,482,633	(92,015,034)

INCREASE (DECREASE) IN NET ASSETS	(46,463,363)	54,705,588	64,543,335	(49,113,661)

NET ASSETS
Beginning of year	320,306,063	265,600,475	397,823,351	446,937,012

End of year	$273,842,700	$320,306,063	$462,366,686	$397,823,351

Undistributed net investment income included in net assets at end of year	$443,393	$365,010	$203,482	$229,362

SHARES ISSUED AND REDEEMED
Shares sold	450,000	650,000	800,000	100,000
Shares redeemed	(1,200,000)	(350,000)	(500,000)	(1,750,000)

Net increase (decrease) in shares outstanding	(750,000)	300,000	300,000	(1,650,000)

See notes to financial statements.

64	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Morningstar Large Value Index Fund		iShares Morningstar Mid Core Index Fund
	Year ended April 30, 2012	Year ended April 30, 2011	Year ended April 30, 2012	Year ended April 30, 2011

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$7,028,863	$5,606,189	$2,057,087	$1,903,167
Net realized gain (loss)	(7,490,403)	(4,973,057)	14,653,852	14,876,975
Net change in unrealized appreciation/depreciation	(2,070,034)	36,358,043	(15,898,036)	18,316,021

Net increase (decrease) in net assets resulting from operations	(2,531,574)	36,991,175	812,903	35,096,163

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(7,017,286)	(5,476,883)	(2,091,459)	(1,965,522)

Total distributions to shareholders	(7,017,286)	(5,476,883)	(2,091,459)	(1,965,522)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	29,390,999	25,463,516	31,189,981	33,074,086
Cost of shares redeemed	(24,179,630)	(13,451,076)	(55,912,762)	(11,876,797)

Net increase (decrease) in net assets from capital share transactions	5,211,369	12,012,440	(24,722,781)	21,197,289

INCREASE (DECREASE) IN NET ASSETS	(4,337,491)	43,526,732	(26,001,337)	54,327,930

NET ASSETS
Beginning of year	256,126,447	212,599,715	180,120,116	125,792,186

End of year	$251,788,956	$256,126,447	$154,118,779	$180,120,116

Undistributed net investment income included in net assets at end of year	$529,566	$517,989	$—	$—

SHARES ISSUED AND REDEEMED
Shares sold	500,000	400,000	350,000	400,000
Shares redeemed	(400,000)	(250,000)	(650,000)	(150,000)

Net increase (decrease) in shares outstanding	100,000	150,000	(300,000)	250,000

See notes to financial statements.

FINANCIAL STATEMENTS	65

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Morningstar Mid Growth Index Fund		iShares Morningstar Mid Value Index Fund
	Year ended April 30, 2012	Year ended April 30, 2011	Year ended April 30, 2012	Year ended April 30, 2011

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$243,021	$682,128	$2,131,431	$2,985,520
Net realized gain	12,048,521	8,792,309	559,093	7,671,287
Net change in unrealized appreciation/depreciation	(20,251,442)	36,360,401	(7,140,112)	4,687,127

Net increase (decrease) in net assets resulting from operations	(7,959,900)	45,834,838	(4,449,588)	15,343,934

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(343,001)	(756,341)	(2,197,069)	(3,255,803)

Total distributions to shareholders	(343,001)	(756,341)	(2,197,069)	(3,255,803)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	25,430,697	34,708,333	3,484,262	10,715,897
Cost of shares redeemed	(52,027,413)	(43,048,820)	(21,745,238)	(34,266,618)

Net decrease in net assets from capital share transactions	(26,596,716)	(8,340,487)	(18,260,976)	(23,550,721)

INCREASE (DECREASE) IN NET ASSETS	(34,899,617)	36,738,010	(24,907,633)	(11,462,590)

NET ASSETS
Beginning of year	205,643,286	168,905,276	124,190,500	135,653,090

End of year	$170,743,669	$205,643,286	$99,282,867	$124,190,500

SHARES ISSUED AND REDEEMED
Shares sold	250,000	400,000	50,000	150,000
Shares redeemed	(550,000)	(500,000)	(300,000)	(500,000)

Net decrease in shares outstanding	(300,000)	(100,000)	(250,000)	(350,000)

See notes to financial statements.

66	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Morningstar Small Core Index Fund		iShares Morningstar Small Growth Index Fund
	Year ended April 30, 2012	Year ended April 30, 2011	Year ended April 30, 2012	Year ended April 30, 2011

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,785,259	$1,669,784	$452,213	$323,056
Net realized gain	3,783,434	21,059,520	3,535,310	14,466,054
Net change in unrealized appreciation/depreciation	(22,226,702)	11,879,147	(16,970,813)	13,379,000

Net increase (decrease) in net assets resulting from operations	(16,658,009)	34,608,451	(12,983,290)	28,168,110

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,616,134)	(1,839,626)	(380,122)	(330,512)

Total distributions to shareholders	(1,616,134)	(1,839,626)	(380,122)	(330,512)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	27,231,598	73,553,826	22,612,974	77,190,359
Cost of shares redeemed	(73,773,275)	(71,233,635)	(64,592,058)	(48,033,268)

Net increase (decrease) in net assets from capital share transactions	(46,541,677)	2,320,191	(41,979,084)	29,157,091

INCREASE (DECREASE) IN NET ASSETS	(64,815,820)	35,089,016	(55,342,496)	56,994,689

NET ASSETS
Beginning of year	214,970,716	179,881,700	147,829,808	90,835,119

End of year	$150,154,896	$214,970,716	$92,487,312	$147,829,808

Undistributed net investment income included in net assets at end of year	$169,125	$—	$72,091	$—

SHARES ISSUED AND REDEEMED
Shares sold	300,000	900,000	250,000	1,000,000
Shares redeemed	(850,000)	(950,000)	(800,000)	(700,000)

Net increase (decrease) in shares outstanding	(550,000)	(50,000)	(550,000)	300,000

See notes to financial statements.

FINANCIAL STATEMENTS	67

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Morningstar Small Value Index Fund
	Year ended April 30, 2012	Year ended April 30, 2011

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$3,995,653	$3,718,250
Net realized gain	5,834,272	22,463,074
Net change in unrealized appreciation/depreciation	(15,791,632)	436,418

Net increase (decrease) in net assets resulting from operations	(5,961,707)	26,617,742

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(4,151,157)	(3,760,021)

Total distributions to shareholders	(4,151,157)	(3,760,021)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	29,180,674	62,513,662
Cost of shares redeemed	(55,786,029)	(79,526,977)

Net decrease in net assets from capital share transactions	(26,605,355)	(17,013,315)

INCREASE (DECREASE) IN NET ASSETS	(36,718,219)	5,844,406

NET ASSETS
Beginning of year	201,294,874	195,450,468

End of year	$164,576,655	$201,294,874

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(56,543)	$66,035

SHARES ISSUED AND REDEEMED
Shares sold	350,000	850,000
Shares redeemed	(700,000)	(1,100,000)

Net decrease in shares outstanding	(350,000)	(250,000)

See notes to financial statements.

68	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Large Core Index Fund
	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008
Net asset value, beginning of year	$76.26	$68.10	$50.88	$76.07	$78.37

Income from investment operations:
Net investment income[a]	1.59	1.31	1.22	1.50	1.42
Net realized and unrealized gain (loss)[b]	3.07	8.14	17.22	(25.24)	(2.35)

Total from investment operations	4.66	9.45	18.44	(23.74)	(0.93)

Less distributions from:
Net investment income	(1.55)	(1.29)	(1.22)	(1.45)	(1.37)

Total distributions	(1.55)	(1.29)	(1.22)	(1.45)	(1.37)

Net asset value, end of year	$79.37	$76.26	$68.10	$50.88	$76.07

Total return	6.35%	14.13%	36.53%	(31.43)%	(1.25)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$273,843	$320,306	$265,600	$195,880	$182,567
Ratio of expenses to average net assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of net investment income to average net assets	2.20%	1.94%	2.00%	2.57%	1.81%
Portfolio turnover rate[c]	33%	38%	32%	40%	35%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	69

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Large Growth Index Fund
	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008
Net asset value, beginning of year	$69.79	$60.81	$44.51	$67.23	$67.59

Income from investment operations:
Net investment income[a]	0.60	0.48	0.47	0.47	0.32
Net realized and unrealized gain (loss)[b]	7.27	9.00	16.30	(22.74)	(0.40)

Total from investment operations	7.87	9.48	16.77	(22.27)	(0.08)

Less distributions from:
Net investment income	(0.60)	(0.50)	(0.47)	(0.45)	(0.28)

Total distributions	(0.60)	(0.50)	(0.47)	(0.45)	(0.28)

Net asset value, end of year	$77.06	$69.79	$60.81	$44.51	$67.23

Total return	11.42%	15.70%	37.81%	(33.16)%	(0.14)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$462,367	$397,823	$446,937	$331,585	$494,167
Ratio of expenses to average net assets	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets	0.88%	0.78%	0.87%	0.91%	0.46%
Portfolio turnover rate[c]	28%	24%	24%	35%	31%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

70	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Large Value Index Fund
	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008
Net asset value, beginning of year	$65.67	$56.69	$43.65	$76.51	$86.96

Income from investment operations:
Net investment income[a]	1.82	1.57	1.47	2.10	2.52
Net realized and unrealized gain (loss)[b]	(2.74)	8.94	13.07	(32.84)	(10.36)

Total from investment operations	(0.92)	10.51	14.54	(30.74)	(7.84)

Less distributions from:
Net investment income	(1.80)	(1.53)	(1.50)	(2.12)	(2.61)

Total distributions	(1.80)	(1.53)	(1.50)	(2.12)	(2.61)

Net asset value, end of year	$62.95	$65.67	$56.69	$43.65	$76.51

Total return	(1.18)%	19.00%	33.70%	(40.70)%	(9.20)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$251,789	$256,126	$212,600	$159,308	$260,117
Ratio of expenses to average net assets	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets	3.03%	2.74%	2.83%	3.83%	3.03%
Portfolio turnover rate[c]	30%	30%	31%	29%	23%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	71

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Mid Core Index Fund
	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008
Net asset value, beginning of year	$94.80	$76.24	$51.77	$81.41	$88.58

Income from investment operations:
Net investment income[a]	1.16	1.12	0.95	0.86	0.68
Net realized and unrealized gain (loss)[b]	1.56	18.59	24.47	(29.52)	(7.22)

Total from investment operations	2.72	19.71	25.42	(28.66)	(6.54)

Less distributions from:
Net investment income	(1.20)	(1.15)	(0.95)	(0.98)	(0.63)

Total distributions	(1.20)	(1.15)	(0.95)	(0.98)	(0.63)

Net asset value, end of year	$96.32	$94.80	$76.24	$51.77	$81.41

Total return	3.02%	26.14%	49.44%	(35.29)%	(7.41)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$154,119	$180,120	$125,792	$77,659	$126,183
Ratio of expenses to average net assets	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets	1.32%	1.40%	1.49%	1.40%	0.80%
Portfolio turnover rate[c]	53%	47%	46%	60%	53%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

72	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Mid Growth Index Fund
	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008
Net asset value, beginning of year	$108.23	$84.45	$57.53	$95.61	$92.52

Income from investment operations:
Net investment income[a]	0.14	0.35	0.21	0.23	0.21
Net realized and unrealized gain (loss)[b]	(1.47)	23.82	26.93	(38.07)	3.12

Total from investment operations	(1.33)	24.17	27.14	(37.84)	3.33

Less distributions from:
Net investment income	(0.19)	(0.39)	(0.22)	(0.24)	(0.20)
Return of capital	—	—	(0.00)[c]	—	(0.04)

Total distributions	(0.19)	(0.39)	(0.22)	(0.24)	(0.24)

Net asset value, end of year	$106.71	$108.23	$84.45	$57.53	$95.61

Total return	(1.22)%	28.69%	47.28%	(39.60)%	3.59%

Ratios/Supplemental data:
Net assets, end of year (000s)	$170,744	$205,643	$168,905	$195,613	$487,629
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets	0.14%	0.39%	0.30%	0.32%	0.22%
Portfolio turnover rate[d]	45%	47%	45%	49%	34%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Rounds to less than $0.01.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	73

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Mid Value Index Fund
	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008
Net asset value, beginning of year	$82.79	$73.33	$48.03	$74.60	$91.74

Income from investment operations:
Net investment income[a]	1.58	1.89	1.46	1.93	1.81
Net realized and unrealized gain (loss)[b]	(3.30)	9.65	25.19	(26.56)	(17.02)

Total from investment operations	(1.72)	11.54	26.65	(24.63)	(15.21)

Less distributions from:
Net investment income	(1.64)	(2.08)	(1.35)	(1.94)	(1.93)

Total distributions	(1.64)	(2.08)	(1.35)	(1.94)	(1.93)

Net asset value, end of year	$79.43	$82.79	$73.33	$48.03	$74.60

Total return	(1.90)%	16.23%	56.05%	(33.26)%	(16.79)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$99,283	$124,191	$135,653	$69,647	$126,826
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets	2.11%	2.62%	2.37%	3.37%	2.17%
Portfolio turnover rate[c]	50%	46%	41%	61%	37%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

74	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Small Core Index Fund
	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008
Net asset value, beginning of year	$99.99	$81.76	$53.70	$78.57	$90.24

Income from investment operations:
Net investment income[a]	1.00	0.82	0.67	0.65	0.73
Net realized and unrealized gain (loss)[b]	(6.22)	18.33	28.06	(24.88)	(11.70)

Total from investment operations	(5.22)	19.15	28.73	(24.23)	(10.97)

Less distributions from:
Net investment income	(0.92)	(0.92)	(0.66)	(0.64)	(0.70)
Return of capital	—	—	(0.01)	—	—

Total distributions	(0.92)	(0.92)	(0.67)	(0.64)	(0.70)

Net asset value, end of year	$93.85	$99.99	$81.76	$53.70	$78.57

Total return	(5.13)%	23.62%	53.72%	(30.86)%	(12.22)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$150,155	$214,971	$179,882	$80,550	$102,143
Ratio of expenses to average net assets	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets	1.13%	0.99%	1.00%	1.08%	0.86%
Portfolio turnover rate[c]	62%	69%	66%	73%	62%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	75

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Small Growth Index Fund
	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008
Net asset value, beginning of year	$95.37	$72.67	$50.89	$73.02	$78.81

Income from investment operations:
Net investment income[a]	0.37	0.27	0.06	0.27	0.24
Net realized and unrealized gain (loss)[b]	(2.91)	22.68	21.80	(22.13)	(5.78)

Total from investment operations	(2.54)	22.95	21.86	(21.86)	(5.54)

Less distributions from:
Net investment income	(0.34)	(0.25)	(0.07)	(0.27)	(0.25)
Return of capital	—	—	(0.01)	—	—

Total distributions	(0.34)	(0.25)	(0.08)	(0.27)	(0.25)

Net asset value, end of year	$92.49	$95.37	$72.67	$50.89	$73.02

Total return	(2.65)%	31.63%	42.98%	(29.91)%	(7.05)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$92,487	$147,830	$90,835	$66,162	$69,367
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets	0.43%	0.34%	0.10%	0.47%	0.31%
Portfolio turnover rate[c]	68%	64%	57%	56%	59%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

76	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Small Value Index Fund
	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008
Net asset value, beginning of year	$89.46	$78.18	$48.22	$72.21	$85.00

Income from investment operations:
Net investment income[a]	1.96	1.57	1.28	1.62	1.82
Net realized and unrealized gain (loss)[b]	(2.70)	11.30	29.85	(23.83)	(12.81)

Total from investment operations	(0.74)	12.87	31.13	(22.21)	(10.99)

Less distributions from:
Net investment income	(2.10)	(1.59)	(1.17)	(1.78)	(1.80)

Total distributions	(2.10)	(1.59)	(1.17)	(1.78)	(1.80)

Net asset value, end of year	$86.62	$89.46	$78.18	$48.22	$72.21

Total return	(0.57)%	16.77%	65.11%	(30.92)%	(13.08)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$164,577	$201,295	$195,450	$65,094	$93,873
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets	2.42%	2.02%	2.00%	2.95%	2.35%
Portfolio turnover rate[c]	52%	55%	57%	70%	66%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	77

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares Index Fund	Diversification Classification
Morningstar Large Core	Non-diversified
Morningstar Large Growth	Non-diversified
Morningstar Large Value	Non-diversified
Morningstar Mid Core	Diversified
Morningstar Mid Growth	Diversified

iShares Index Fund	Diversification Classification
Morningstar Mid Value	Diversified
Morningstar Small Core	Diversified
Morningstar Small Growth	Diversified
Morningstar Small Value	Diversified

Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Each Fund may invest in securities of non-U.S. issuers that may trade in non-U.S. markets. This may involve certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Funds; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets and the risk of war.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

78	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

SECURITY VALUATION

U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The securities and other assets of each Fund are valued at fair value pursuant to the policies and procedures approved by the Board of Trustees of the Trust (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (NAV).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors in accordance with policies approved by the Board. Such valuations are reported to the Board.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability, and inputs that are derived principally from or corroborated by observable market data by correlation or other means; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Funds’ assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Funds’ perceived risk of that instrument.

As of April 30, 2012 the value of each of the Fund’s investments was classified as Level 1. The breakdown of each Fund’s investments into major categories is disclosed in its respective Schedule of Investments.

NOTES TO FINANCIAL STATEMENTS	79

Notes to Financial Statements (Continued)

iSHARES® TRUST

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of April 30, 2012 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

SHORT POSITIONS

From time to time, in order to track the performance of their respective benchmark index, the Funds may sell non-index securities that will be received through corporate actions occurring on the opening of market trading on the following business day. Such short positions are valued consistent with how securities are valued as described under “Security Valuation.” The obligation to deliver the securities is recorded as a liability in the Funds’ Statements of Assets and Liabilities and is equal to the current fair value of the securities to be delivered. Any market fluctuations between the value of the obligation to sell these securities and the current fair value are reflected as unrealized appreciation (depreciation) in the Funds’ Statements of Operations. Upon receipt of the securities related to the corporate actions, the Funds record a realized gain (loss). Dividends on securities sold short, if any, are reflected as an expense in the Statement of Operations. Details of the short position resulting from the non-index securities sold by the Funds, if any, are included in their respective Schedule of Investments.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

FEDERAL INCOME TAXES

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

RECENT ACCOUNTING STANDARD

In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statements and disclosures.

80	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares Index Fund	Investment Advisory Fee
Morningstar Large Core	0.20%
Morningstar Large Growth	0.25
Morningstar Large Value	0.25
Morningstar Mid Core	0.25
Morningstar Mid Growth	0.30

iShares Index Fund	Investment Advisory Fee
Morningstar Mid Value	0.30%
Morningstar Small Core	0.25
Morningstar Small Growth	0.30
Morningstar Small Value	0.30

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”) to serve as securities lending agent for the Funds, subject to applicable conditions. BTC is an affiliate of BFA. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, and any fees or other payments to and from borrowers of securities. Each Fund retains 65% of securities lending income and pays a fee to BTC equal to 35% of such income. As securities lending agent, BTC is responsible for all transaction fees and all other operational costs relating to securities lending activities, other than extraordinary expenses. BTC is also responsible for fees and expenses incurred by each Fund as a result of the investment of cash collateral received for securities on loan in a money market fund managed by BFA or an affiliate.

For the year ended April 30, 2012, BTC earned securities lending agent fees from the Funds as follows:

iShares Index Fund	Securities Lending Agent Fees
Morningstar Large Core	$3,611
Morningstar Large Growth	37,413
Morningstar Large Value	1,902
Morningstar Mid Core	63,111
Morningstar Mid Growth	27,807

iShares Index Fund	Securities Lending Agent Fees
Morningstar Mid Value	$12,626
Morningstar Small Core	109,008
Morningstar Small Growth	113,050
Morningstar Small Value	89,046

At the Special Meeting of the Board of Trustees held on January 5, 2012, the Board approved a new distribution agreement with BlackRock Investments, LLC (“BRIL”). BRIL is an affiliate of BFA. Effective April 1, 2012, BRIL replaced SEI Investments Distribution Co. as the distributor for each Fund. Pursuant to the new distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trades for the year ended April 30, 2012, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its

NOTES TO FINANCIAL STATEMENTS	81

Notes to Financial Statements (Continued)

iSHARES® TRUST

regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest — affiliated” in the Statements of Operations.

As of April 30, 2012, The PNC Financial Services Group, Inc. (“PNC”) and Barclays PLC (“Barclays”) are the largest stockholders of BlackRock. Due to the ownership structure, PNC is an affiliate of the Funds for 1940 Act purposes, but Barclays is not.

Investments in issuers considered to be affiliates of the Funds (excluding short-term investments) during the year ended April 30, 2012, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

iShares Index Fund and Name of Affiliated Issuer	Shares Held at Beginning of Year	Shares Purchased	Shares Sold	Shares Held at End of Year	Value at End of Year	Dividend Income	Net Realized Gain (Loss)
Morningstar Large Growth
BlackRock Inc.	12,179	3,664	(2,068)	13,775	$2,639,015	$64,702	$(38,039)

Morningstar Large Value
PNC Financial Services Group Inc. (The)	39,322	9,209	(9,809)	38,722	$2,568,043	$57,171	$(22,252)

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended April 30, 2012 were as follows:

iShares Index Fund	Purchases	Sales
Morningstar Large Core	$92,744,045	$92,748,414
Morningstar Large Growth	107,094,798	107,107,156
Morningstar Large Value	71,137,487	71,102,740
Morningstar Mid Core	83,557,378	83,625,767
Morningstar Mid Growth	79,630,670	79,565,388
Morningstar Mid Value	51,382,726	51,400,431
Morningstar Small Core	100,313,594	100,137,096
Morningstar Small Growth	73,701,654	74,009,722
Morningstar Small Value	86,382,795	86,793,757

82	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

In-kind transactions (see Note 4) for the year ended April 30, 2012 were as follows:

iShares Index Fund	In-kind Purchases	In-kind Sales
Morningstar Large Core	$32,119,491	$86,341,740
Morningstar Large Growth	58,669,512	33,239,541
Morningstar Large Value	29,299,611	24,106,697
Morningstar Mid Core	31,127,092	55,532,350
Morningstar Mid Growth	25,410,645	51,996,287
Morningstar Mid Value	3,460,408	21,665,443
Morningstar Small Core	27,078,750	73,089,245
Morningstar Small Growth	22,460,946	64,022,482
Morningstar Small Value	28,501,572	54,848,607

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities, which constitutes an optimized representation of the securities of that fund’s underlying index, and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities.

5.	LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BFA or its affiliates. Each Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the value of the cash collateral received.

As of April 30, 2012, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA. The value of the securities on loan as of April 30, 2012 and the value of the related collateral are disclosed in the Statements of Assets and Liabilities. Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral, net of fees and other payments to and from borrowers, and less the fees paid to BTC as securities lending agent.

NOTES TO FINANCIAL STATEMENTS	83

Notes to Financial Statements (Continued)

iSHARES® TRUST

6.	INCOME TAX INFORMATION

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of April 30, 2012, attributable to passive foreign investment companies, distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares Index Fund	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Morningstar Large Core	$17,285,516	$—	$(17,285,516)
Morningstar Large Growth	6,531,157	—	(6,531,157)
Morningstar Large Value	1,070,978	—	(1,070,978)
Morningstar Mid Core	12,046,575	34,372	(12,080,947)
Morningstar Mid Growth	8,582,787	99,980	(8,682,767)
Morningstar Mid Value	1,232,020	65,638	(1,297,658)
Morningstar Small Core	11,680,174	—	(11,680,174)
Morningstar Small Growth	5,957,736	—	(5,957,736)
Morningstar Small Value	8,034,608	32,926	(8,067,534)

The tax character of distributions paid during the years ended April 30, 2012 and April 30, 2011 was as follows:

iShares Index Fund	2012	2011
Morningstar Large Core
Ordinary income	$6,081,636	$5,034,557

Morningstar Large Growth
Ordinary income	$3,316,876	$2,969,655

Morningstar Large Value
Ordinary income	$7,017,286	$5,476,883

Morningstar Mid Core
Ordinary income	$2,091,459	$1,965,522

Morningstar Mid Growth
Ordinary income	$343,001	$756,341

Morningstar Mid Value
Ordinary income	$2,197,069	$3,255,803

Morningstar Small Core
Ordinary income	$1,616,134	$1,839,626

Morningstar Small Growth
Ordinary income	$380,122	$330,512

Morningstar Small Value
Ordinary income	$4,151,157	$3,760,021

84	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of April 30, 2012, the tax components of accumulated net earnings (losses) were as follows:

iShares Index Fund	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
Morningstar Large Core	$443,393	$(32,420,445)	$46,054,899	$(1,055,428)	$13,022,419
Morningstar Large Growth	203,482	(104,911,021)	99,275,560	(10,154,544)	(15,586,523)
Morningstar Large Value	529,566	(69,131,820)	3,707,421	(1,961,030)	(66,855,863)
Morningstar Mid Core	—	(26,176,870)	19,200,049	—	(6,976,821)
Morningstar Mid Growth	—	(120,533,766)	20,933,914	(1,160,098)	(100,759,950)
Morningstar Mid Value	—	(25,807,127)	3,775,259	(2,005,347)	(24,037,215)
Morningstar Small Core	169,125	(24,623,893)	14,974,715	(5,437,111)	(14,917,164)
Morningstar Small Growth	72,091	(17,342,302)	6,771,282	(2,223,478)	(12,722,407)
Morningstar Small Value	3,630	(17,490,417)	11,549,914	(3,306,396)	(9,243,269)

[a]

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the year ending April 30, 2013.

As of April 30, 2012, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares Index Fund	Non- Expiring [a]	Expiring 2013	Expiring 2014	Expiring 2015	Expiring 2016	Expiring 2017	Expiring 2018	Expiring 2019	Total
Morningstar Large Core	$361,507	$—	$—	$—	$—	$470,436	$31,588,502	$—	$32,420,445
Morningstar Large Growth	5,085,656	54,115	754,949	3,087,927	881,226	27,706,178	66,358,290	982,680	104,911,021
Morningstar Large Value	6,693,107	18,851	35,116	468,973	672,390	19,478,955	36,252,824	5,511,604	69,131,820
Morningstar Mid Core	—	—	—	—	—	5,081,307	21,095,563	—	26,176,870
Morningstar Mid Growth	—	—	—	—	170,812	27,347,957	89,015,622	3,999,375	120,533,766
Morningstar Mid Value	—	—	—	—	—	9,355,376	16,451,751	—	25,807,127
Morningstar Small Core	2,926,795	—	—	—	—	—	21,697,098	—	24,623,893
Morningstar Small Growth	—	—	—	—	—	1,189,003	16,153,299	—	17,342,302
Morningstar Small Value	—	—	—	—	—	3,744,307	13,746,110	—	17,490,417

[a]	Must be utilized prior to losses subject to expiration.

NOTES TO FINANCIAL STATEMENTS	85

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of April 30, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares Index Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Morningstar Large Core	$229,438,997	$56,210,680	$(10,155,781)	$46,054,899
Morningstar Large Growth	373,793,294	113,424,769	(14,149,209)	99,275,560
Morningstar Large Value	251,755,742	27,853,142	(24,145,721)	3,707,421
Morningstar Mid Core	141,922,355	24,874,969	(5,674,920)	19,200,049
Morningstar Mid Growth	158,187,771	34,606,298	(13,672,384)	20,933,914
Morningstar Mid Value	99,216,740	13,300,932	(9,525,673)	3,775,259
Morningstar Small Core	157,706,008	22,464,904	(7,490,189)	14,974,715
Morningstar Small Growth	102,301,763	14,754,982	(7,983,700)	6,771,282
Morningstar Small Value	169,393,514	22,965,340	(11,415,426)	11,549,914

Management has reviewed the tax positions as of April 30, 2012, inclusive of the open tax return years, and has determined that no provision for income tax is required in the Funds’ financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

86	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares Morningstar Large Core Index Fund, iShares Morningstar Large Growth Index Fund, iShares Morningstar Large Value Index Fund, iShares Morningstar Mid Core Index Fund, iShares Morningstar Mid Growth Index Fund, iShares Morningstar Mid Value Index Fund, iShares Morningstar Small Core Index Fund, iShares Morningstar Small Growth Index Fund and iShares Morningstar Small Value Index Fund (the “Funds”), at April 30, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2012 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

June 21, 2012

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	87

Tax Information (Unaudited)

iSHARES® TRUST

For corporate shareholders, the following percentages of the income dividends paid by the Funds during the fiscal year ended April 30, 2012 qualified for the dividends-received deduction:

iShares Index Fund	Dividends- Received Deduction
Morningstar Large Core	100.00%
Morningstar Large Growth	100.00
Morningstar Large Value	100.00
Morningstar Mid Core	82.84
Morningstar Mid Growth	100.00

iShares Index Fund	Dividends- Received Deduction
Morningstar Mid Value	96.76%
Morningstar Small Core	91.83
Morningstar Small Growth	100.00
Morningstar Small Value	63.29

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended April 30, 2012:

iShares Index Fund	Qualified Dividend Income
Morningstar Large Core	$6,081,636
Morningstar Large Growth	3,316,876
Morningstar Large Value	7,017,286
Morningstar Mid Core	1,822,535
Morningstar Mid Growth	343,001

iShares Index Fund	Qualified Dividend Income
Morningstar Mid Value	$2,197,069
Morningstar Small Core	1,510,696
Morningstar Small Growth	380,122
Morningstar Small Value	2,718,737

In February 2013, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2012. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

88	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares Index Fund	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
Morningstar Large Core	$1.54219	$—	$0.00622	$1.54841	100%	—%	0%[a]		100%
Morningstar Large Growth	0.60334	—	0.00048	0.60382	100	—	0	[a]	100
Morningstar Large Value	1.79855	—	0.00306	1.80161	100	—	0	[a]	100
Morningstar Mid Core	1.15331	—	0.04518	1.19849	96	—	4		100
Morningstar Mid Growth	0.18858	—	0.00099	0.18957	99	—	1		100
Morningstar Mid Value	1.53091	—	0.10636	1.63727	94	—	6		100
Morningstar Small Core	0.87304	—	0.04518	0.91822	95	—	5		100
Morningstar Small Growth	0.32952	—	0.01130	0.34082	97	—	3		100
Morningstar Small Value	1.96974	—	0.12887	2.09861	94	—	6		100

[a]	Rounds to less than 1%

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

SUPPLEMENTAL INFORMATION	89

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Morningstar Large Core Index Fund

Period Covered: January 1, 2007 through March 31, 2012

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	3	0.23%
Greater than 2.0% and Less than 2.5%	1	0.08
Greater than 1.5% and Less than 2.0%	1	0.08
Greater than 1.0% and Less than 1.5%	1	0.08
Greater than 0.5% and Less than 1.0%	9	0.68
Between 0.5% and –0.5%	1,299	98.31
Less than –0.5% and Greater than –1.0%	3	0.23
Less than –1.0% and Greater than –1.5%	3	0.23
Less than –1.5% and Greater than –2.0%	1	0.08

	1,321	100.00%

iShares Morningstar Large Growth Index Fund

Period Covered: January 1, 2007 through March 31, 2012

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	3	0.23%
Greater than 2.0% and Less than 2.5%	1	0.08
Greater than 1.5% and Less than 2.0%	1	0.08
Greater than 1.0% and Less than 1.5%	2	0.15
Greater than 0.5% and Less than 1.0%	5	0.38
Between 0.5% and –0.5%	1,305	98.78
Less than –0.5%	4	0.30

	1,321	100.00%

90	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Morningstar Large Value Index Fund

Period Covered: January 1, 2007 through March 31, 2012

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	3	0.23%
Greater than 2.0% and Less than 2.5%	1	0.08
Greater than 1.5% and Less than 2.0%	1	0.08
Greater than 1.0% and Less than 1.5%	1	0.08
Greater than 0.5% and Less than 1.0%	14	1.06
Between 0.5% and –0.5%	1,293	97.86
Less than –0.5% and Greater than –1.0%	4	0.30
Less than –1.0% and Greater than –1.5%	2	0.15
Less than –1.5% and Greater than –2.0%	1	0.08
Less than –2.0%	1	0.08

	1,321	100.00%

iShares Morningstar Mid Core Index Fund

Period Covered: January 1, 2007 through March 31, 2012

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5%	3	0.23%
Greater than 1.0% and Less than 1.5%	4	0.30
Greater than 0.5% and Less than 1.0%	7	0.52
Between 0.5% and –0.5%	1,301	98.49
Less than –0.5% and Greater than –1.0%	2	0.15
Less than –1.0% and Greater than –1.5%	2	0.15
Less than –1.5% and Greater than –2.0%	1	0.08
Less than –2.0% and Greater than –2.5%	1	0.08

	1,321	100.00%

SUPPLEMENTAL INFORMATION	91

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Morningstar Mid Growth Index Fund

Period Covered: January 1, 2007 through March 31, 2012

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	5	0.38%
Greater than 2.0% and Less than 2.5%	1	0.08
Greater than 1.5% and Less than 2.0%	1	0.08
Greater than 1.0% and Less than 1.5%	1	0.08
Greater than 0.5% and Less than 1.0%	10	0.76
Between 0.5% and –0.5%	1,295	98.02
Less than –0.5% and Greater than –1.0%	2	0.15
Less than –1.0% and Greater than –1.5%	2	0.15
Less than –1.5% and Greater than –2.0%	2	0.15
Less than –2.0%	2	0.15

	1,321	100.00%

iShares Morningstar Mid Value Index Fund

Period Covered: January 1, 2007 through March 31, 2012

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	1	0.08%
Greater than 1.0% and Less than 1.5%	4	0.30
Greater than 0.5% and Less than 1.0%	8	0.61
Between 0.5% and –0.5%	1,295	98.02
Less than –0.5% and Greater than –1.0%	5	0.38
Less than –1.0% and Greater than –1.5%	3	0.23
Less than –1.5% and Greater than –2.0%	2	0.15
Less than –2.0%	3	0.23

	1,321	100.00%

92	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Morningstar Small Core Index Fund

Period Covered: January 1, 2007 through March 31, 2012

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	4	0.30%
Greater than 1.5% and Less than 2.0%	4	0.30
Greater than 1.0% and Less than 1.5%	4	0.30
Greater than 0.5% and Less than 1.0%	2	0.15
Between 0.5% and –0.5%	1,296	98.11
Less than –0.5% and Greater than –1.0%	1	0.08
Less than –1.0% and Greater than –1.5%	5	0.38
Less than –1.5%	5	0.38

	1,321	100.00%

iShares Morningstar Small Growth Index Fund

Period Covered: January 1, 2007 through March 31, 2012

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	9	0.68%
Greater than 1.5% and Less than 2.0%	3	0.23
Greater than 1.0% and Less than 1.5%	4	0.30
Greater than 0.5% and Less than 1.0%	6	0.45
Between 0.5% and –0.5%	1,287	97.41
Less than –0.5% and Greater than –1.0%	5	0.38
Less than –1.0% and Greater than –1.5%	3	0.23
Less than –1.5% and Greater than –2.0%	1	0.08
Less than –2.0% and Greater than –2.5%	1	0.08
Less than –2.5% and Greater than –3.0%	1	0.08
Less than –3.0%	1	0.08

	1,321	100.00%

SUPPLEMENTAL INFORMATION	93

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Morningstar Small Value Index Fund

Period Covered: January 1, 2007 through March 31, 2012

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5%	6	0.45%
Greater than 1.0% and Less than 1.5%	6	0.45
Greater than 0.5% and Less than 1.0%	9	0.68
Between 0.5% and –0.5%	1,286	97.36
Less than –0.5% and Greater than –1.0%	7	0.52
Less than –1.0% and Greater than –1.5%	2	0.15
Less than –1.5% and Greater than –2.0%	3	0.23
Less than –2.0% and Greater than –2.5%	1	0.08
Less than –2.5%	1	0.08

	1,321	100.00%

94	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited)

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Treasurer and Secretary shall each hold office until their successors are chosen and qualified, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not interested persons (as defined in the 1940 Act) are referred to as Independent Trustees.

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee of iShares Trust also serves as a Director of iShares, Inc. and a Director of iShares MSCI Russia Capped Index Fund, Inc. and, as a result, oversees a total of 272 funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Trustee and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees and Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert S. Kapito[a] (55)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006 and 2007, respectively); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of BlackRock, Inc. (since 2007).

Michael Latham[b] (46)	Trustee (since 2010); President (since 2007).	Chairman of iShares, BlackRock, Inc. (since 2011); Global Chief Executive Officer of iShares, BTC (2010-2011); Managing Director, BTC (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007-2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange-Traded Products Business of BGI (2003-2007).	Director of iShares, Inc. (since 2010); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	95

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert H. Silver (57)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Member, Non-Investor Advisory Board of Russia Partners II, LP (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Independent Chairman of iShares, Inc. and iShares MSCI Russia Capped Index Fund, Inc. (since 2012).
Cecilia H. Herbert (63)	Trustee (since 2005).

Director (since 1998) and President

(2007-2010) of the Board of

Directors, Catholic Charities CYO;

Trustee of Pacific Select Funds

(2004-2005); Trustee (2002-2011) and Chair of the Finance Committee (2006-2009) and Investment Committee (2006-2011) of the Thacher School; Member (since 1994) and Chair (1994-2005) of

Investment Committee, Archdiocese

of San Francisco; Trustee and member (since 2011) of the Investment Committee, WNET, a New York public broadcasting company.

Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director, Forward Funds (34 portfolios) (since 2009).
Charles A. Hurty (68)	Trustee (since 2005).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of Skybridge Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).
John E. Kerrigan (56)	Trustee (since 2005).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

John E. Martinez (51)	Trustee (since 2003).	Director of EquityRock, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

96	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
George G.C. Parker (73)	Trustee (since 2000).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University: Graduate School of Business (Professor since 1973; Emeritus since 2006).

Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped Index Fund, Inc. (since

2010); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since

2004); Director of Colony Financial, Inc. (since 2009); Director of First

Republic Bank (since 2010).

Madhav V. Rajan (47)	Trustee (since 2011).

Gregor G. Peterson Professor of

Accounting and Senior Associate

Dean for Academic Affairs, Stanford

University: Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(Winter 2007-2008).

Director of iShares, Inc. (since 2011); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2011).

TRUSTEE AND OFFICER INFORMATION	97

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years
Edward B. Baer (43)	Vice President and Chief Legal Officer (since 2012).	Managing Director, BlackRock (since 2006).

Eilleen M. Clavere (60)	Secretary (since 2007).	Director, BlackRock (since 2009); Director of Legal Administration of Intermediary Investor Business of BGI (2006-2009).

Jack Gee (52)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock (since 2009); Senior Director of Fund Administration of Intermediary Investor Business of BGI (2009); Director of Fund Administration of Intermediary Investor Business of BGI (2004-2009).

Amy Schioldager (49)	Executive Vice President (since 2007).	Managing Director, BlackRock (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008).

Ira P. Shapiro (49)	Vice President (since 2007).	Managing Director, BlackRock (since 2009); Chief Legal Officer, Exchange-Traded Funds Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

Matt Tucker (39)	Vice President (since 2007).	Managing Director, BlackRock (since 2009); Director of Fixed Income Investment Strategy, BGI (2009); Head of U.S. Fixed Income Investment Solutions, BGI (2005-2008).

98	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com

or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Morningstar, Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2012 BlackRock. All rights reserved. iShares® and BlackRock® are registered trademarks of BlackRock. All other trademarks, servicemarks or registered trademarks are the property of their respective owners.

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iS-AR-44-0412

April 30, 2012

2012 Annual Report

iShares Trust

iShares FTSE EPRA/NAREIT Developed Asia Index Fund  |  IFAS  |  NASDAQ

iShares FTSE EPRA/NAREIT Developed Europe Index Fund  |  IFEU  |  NASDAQ

iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund  |  IFGL  |  NASDAQ

iShares FTSE EPRA/NAREIT North America Index Fund  |  IFNA  |  NASDAQ

iShares FTSE NAREIT Industrial/Office Capped Index Fund  |  FNIO  |  NYSE Arca

iShares FTSE NAREIT Mortgage Plus Capped Index Fund  |  REM  |  NYSE Arca

iShares FTSE NAREIT Real Estate 50 Index Fund  |  FTY  |  NYSE Arca

iShares FTSE NAREIT Residential Plus Capped Index Fund  |  REZ  |  NYSE Arca

iShares FTSE NAREIT Retail Capped Index Fund  |  RTL  |  NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® FTSE EPRA/NAREIT DEVELOPED ASIA INDEX FUND

Performance as of April 30, 2012

Average Annual Total Returns						Cumulative Total Returns
Year Ended 4/30/12			Inception to 4/30/12			Inception to 4/30/12
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(3.79)%	(5.17)%	(3.24)%	(6.65)%	(6.81)%	(6.43)%	(26.45)%	(27.02)%	(25.69)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

Total returns for the period since inception are calculated from the inception date of the Fund (11/12/07). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (11/16/07), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE EPRA/NAREIT DEVELOPED ASIA INDEX FUND

PORTFOLIO ALLOCATION

As of 4/30/12

Sector	Percentage of Net Assets

Real Estate Operating/Development	43.78%
REITs — Shopping Centers	18.15
REITs — Diversified	15.56
Real Estate Management/Services	7.61
REITs — Office Property	7.59
Diversified Operations	3.21
Hotels & Motels	1.98
Other*	1.46
Short-Term and Other Net Assets	0.66

TOTAL	100.00%

*	Other includes sectors which individually represent less than 1% of net assets.

TEN LARGEST FUND HOLDINGS

As of 4/30/12

Security	Percentage of Net Assets

Sun Hung Kai Properties Ltd. (Hong Kong)	8.33%
Westfield Group (Australia)	7.74
Mitsubishi Estate Co. Ltd. (Japan)	6.43
Mitsui Fudosan Co. Ltd. (Japan)	5.75
Sumitomo Realty & Development Co. Ltd. (Japan)	4.16
Hongkong Land Holdings Ltd. (Hong Kong)	3.86
Link REIT (The) (Hong Kong)	3.24
Wharf (Holdings) Ltd. (The) (Hong Kong)	3.21
Westfield Retail Trust (Australia)	3.02
Hang Lung Properties Ltd. (Hong Kong)	2.81

TOTAL	48.55%

The iShares FTSE EPRA/NAREIT Developed Asia Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE EPRA/NAREIT Developed Asia Index (the “Index”). The Index measures the stock performance of companies engaged in the ownership and development of Asian real estate markets as defined by the Index provider. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2012 (the “reporting period”), the total return for the Fund was (3.79)%, net of fees, while the total return for the Index was (3.24)%.

Asian equity markets declined modestly for the reporting period in a volatile investment environment. Stocks in Asia and the Pacific Rim fell sharply throughout the first half of the reporting period as a slowdown in economic activity in many regions of the world and a worsening sovereign debt crisis in Europe put downward pressure on stock markets worldwide. After bottoming in October, however, Asian stocks reversed course and began a steady upward climb that lasted nearly through the remainder of the reporting period as signs of improving economic conditions extinguished fears of a worldwide recession. Furthermore, promising developments in Europe generated increased confidence that the sovereign debt crisis would reach a positive conclusion. Asian stocks finished the period on a down note, retreating in April amid mixed economic data, and ended up with negative overall returns for the reporting period. Another factor behind the negative returns for Asian stocks was a stronger U.S. dollar, which lowered Asian equity returns for U.S. investors.

On a country-by-country basis, the Australian market fell the most as economic growth in China and other emerging economies in the region slowed, depressing exports. The Japanese stock market held up well and was considerably less volatile than equity markets elsewhere in the world, while New Zealand was the only market in this region to advance for the reporting period.

As represented by the Index, Asian real estate stocks performed in line with the broad Asian equity markets and slightly better than the global property sector. Despite government policies to curb property-market speculation and expand the supply of affordable housing, property values in China and Hong Kong continued to rise. In particular, Hong Kong housing prices have increased by 70% since 2009, while commercial property prices are up 50% over the same time frame. Singapore is another country in the region where property values have continued to move higher as supply has remained tight. Hong Kong, China, and Singapore together comprised approximately 45% of the Index as of the end of the reporting period.

6	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE EPRA/NAREIT DEVELOPED ASIA INDEX FUND

In contrast, property stocks in Japan struggled as continued weakness in the Japanese economy put downward pressure on occupancy levels and lease rates for various commercial property types. However, improved economic expectations in early 2012 helped stabilize Japan’s commercial property market and provided a lift to property-related stocks over the last few months of the reporting period. In Australia, weakness in the housing market, including weaker home construction data and a continued decline in housing prices, weighed on Australian property stocks during the reporting period.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® FTSE EPRA/NAREIT DEVELOPED EUROPE INDEX FUND

Performance as of April 30, 2012

Average Annual Total Returns						Cumulative Total Returns
Year Ended 4/30/12			Inception to 4/30/12			Inception to 4/30/12
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(17.66)%	(17.54)%	(17.61)%	(8.09)%	(7.93)%	(8.27)%	(31.40)%	(30.88)%	(31.98)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

Total returns for the period since inception are calculated from the inception date of the Fund (11/12/07). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (11/16/07), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

8	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE EPRA/NAREIT DEVELOPED EUROPE INDEX FUND

PORTFOLIO ALLOCATION

As of 4/30/12

Sector*	Percentage of Net Assets

REITs — Diversified	57.54%
Real Estate Management/Services	21.07
Real Estate Operating/Development	9.86
REITs — Office Property	7.76
Other**	2.44
Short-Term and Other Net Assets	1.33

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/12

Security	Percentage of Net Assets

Unibail-Rodamco SE (France)	13.88%
Land Securities Group PLC (United Kingdom)	7.48
British Land Co. PLC (United Kingdom)	5.72
Hammerson PLC (United Kingdom)	3.91
Swiss Prime Site AG Registered (Switzerland)	3.69
PSP Swiss Property AG Registered (Switzerland)	3.39
Corio NV (Netherlands)	3.36
Capital Shopping Centres Group PLC (United Kingdom)	2.77
Klepierre (France)	2.45
Derwent London PLC (United Kingdom)	2.33

TOTAL	48.98%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.
**	Other includes sectors which individually represent less than 1% of net assets.

The iShares FTSE EPRA/NAREIT Developed Europe Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE EPRA/NAREIT Developed Europe Index (the “Index”). The Index measures the stock performance of companies engaged in the ownership and development of European real estate markets as defined by the Index provider. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2012 (the “reporting period”), the total return for the Fund was (17.66)%, net of fees, while the total return for the Index was (17.61)%.

European stocks posted double-digit declines for the reporting period. The primary catalyst for the decline in European equity markets was the Continent’s ongoing sovereign debt crisis. Investor sentiment was especially pessimistic during the first half of the reporting period as fiscal difficulties and sovereign debt concerns spread across southern Europe, eventually engulfing Italy and Spain (Europe’s third- and fourth-largest economies, respectively). The debt crisis also had a negative impact on Europe’s banking sector, and fiscal austerity measures in many countries led to a slowdown in economic activity across the Continent. European stocks bottomed in late 2011 and rebounded during the first quarter of 2012 as the European Central Bank (“ECB”) took steps to shore up the banking sector and provide liquidity to the debt markets. European stocks finished the period on a down note, retreating in April amid mixed economic data, and fell by more than 15% overall for the reporting period. The performance of European stocks was also hurt by a weaker euro, which depreciated by more than 12% versus the U.S. dollar during the reporting period. (A stronger U.S. dollar reduces international equity returns for U.S. investors.)

As represented by the Index, European real estate stocks declined by more than 17% for the reporting period, lagging both the broad foreign equity indexes and the global real estate sector. The Continent’s sovereign debt crisis and troubled banking sector contributed to the significant decline in European property stocks as credit conditions worsened, lending activity contracted, and commercial property prices eased. In addition, generally weaker economic conditions led to lower demand for commercial property space, and the bursting housing bubbles in Spain and elsewhere in southern Europe also weighed on the property sector.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE EPRA/NAREIT DEVELOPED EUROPE INDEX FUND

On the positive side, European property stocks stabilized in early 2012 as the ECB’s efforts to support the banking sector helped alleviate concerns about lending activity. In addition, increased merger and acquisition activity — particularly the acquisition of a French retail property company by a U.S. real estate investment trust — provided a lift to the property sector as investors anticipated that other property-related firms outside of Europe may seek to take advantage of low valuations among European property companies.

Property stocks also benefited from low interest rates throughout the reporting period as the ECB and Bank of England maintained accommodative interest rate policies. The low interest rate environment was a positive factor for two reasons—it enabled many property-related stocks to refinance some of their debt, reducing their interest costs, and it made the relatively high dividend yields of property stocks more attractive to investors.

10	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® FTSE EPRA/NAREIT DEVELOPED REAL ESTATE EX-U.S. INDEX FUND

Performance as of April 30, 2012

Average Annual Total Returns						Cumulative Total Returns
Year Ended 4/30/12			Inception to 4/30/12			Inception to 4/30/12
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(6.93)%	(7.47)%	(6.53)%	(6.08)%	(6.08)%	(6.03)%	(24.44)%	(24.45)%	(24.26)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

Total returns for the period since inception are calculated from the inception date of the Fund (11/12/07). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (11/16/07), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE EPRA/NAREIT DEVELOPED REAL ESTATE EX-U.S. INDEX FUND

PORTFOLIO ALLOCATION

As of 4/30/12

Sector	Percentage of Net Assets

Real Estate Operating/Development	31.55%
REITs — Diversified	28.02
REITs — Shopping Centers	14.26
Real Estate Management/Services	10.85
REITs — Office Property	7.34
Diversified Operations	2.05
REITs — Apartments	1.67
Hotels & Motels	1.12
Other*	2.25
Short-Term and Other Net Assets	0.89

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/12

Security	Percentage of Net Assets

Sun Hung Kai Properties Ltd. (Hong Kong)	5.16%
Westfield Group (Australia)	4.83
Mitsubishi Estate Co. Ltd. (Japan)	4.00
Unibail-Rodamco SE (France)	3.72
Mitsui Fudosan Co. Ltd. (Japan)	3.45
Sumitomo Realty & Development Co. Ltd. (Japan)	2.48
Hongkong Land Holdings Ltd. (Hong Kong)	2.34
Link REIT (The) (Hong Kong)	2.07
Wharf (Holdings) Ltd. (The) (Hong Kong)	2.04
Land Securities Group PLC (United Kingdom)	2.00

TOTAL	32.09%

*	Other includes sectors which individually represent less than 1% of net assets.

The iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index (the “Index”). The Index measures the stock performance of companies engaged in the ownership and development of real estate markets in developed countries (except for the United States) as defined by the Index provider. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2012 (the “reporting period”), the total return for the Fund was (6.93)%, net of fees, while the total return for the Index was (6.53)%.

International stocks posted double-digit declines for the reporting period. International equity markets fell sharply throughout the first half of the reporting period as a slowdown in economic activity in many regions of the world and a worsening sovereign debt crisis in Europe put downward pressure on stock markets worldwide. After bottoming in October, however, international stocks reversed course and began a steady upward climb that lasted nearly through the remainder of the reporting period. The rebound in international equity markets was driven in part by signs of improving economic conditions, particularly in the U.S. and U.K., which extinguished fears of a worldwide recession. Furthermore, promising developments in Europe generated increased confidence that the sovereign debt crisis would reach a positive conclusion. International stocks finished the reporting period on a down note, retreating in April amid mixed economic data, and ended up with negative overall returns for the reporting period. Another factor behind the decline of international stocks was a stronger U.S. dollar, which lowered international equity returns for U.S. investors.

As represented by the Index, international real estate stocks declined for the reporting period but held up better than the broad foreign equity indexes. Better economic conditions over the last half of the period provided a lift to the commercial property market, leading to a gradual increase in occupancy levels across many property sectors. In addition, interest rates remained low throughout the reporting period as central banks around the globe maintained accommodative interest rate policies. The low interest rate environment was a positive factor for two reasons — it enabled many property-related stocks to refinance some of their debt, reducing their interest costs, and it made the relatively high dividend yields of property stocks more attractive to investors.

12	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE EPRA/NAREIT DEVELOPED REAL ESTATE EX-U.S. INDEX FUND

From a regional perspective, real estate stocks in the Asia/Pacific region, which comprised more than 60% of the Index, held up the best, though they declined modestly overall for the reporting period. Despite government policies to curb property-market speculation and expand the supply of affordable housing, property values in China and Hong Kong continued to rise. In particular, Hong Kong housing prices have increased by 70% since 2009. Japan’s struggling economy continued to put downward pressure on property prices in that country, while Australia experienced declines in housing starts and housing prices during the reporting period.

European property stocks, which comprised more than 25% of the Index, suffered the largest losses as the sovereign debt crisis put pressure on the Continent’s banking sector, which in turn hindered lending activity and kept a lid on commercial property prices. In addition, bursting housing bubbles in Spain and elsewhere in southern Europe weighed on the property sector. On the positive side, European property stocks stabilized in early 2012 as a result of funding programs from the European Central Bank and increased merger and acquisition activity.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® FTSE EPRA/NAREIT NORTH AMERICA INDEX FUND

Performance as of April 30, 2012

Average Annual Total Returns						Cumulative Total Returns
Year Ended 4/30/12			Inception to 4/30/12			Inception to 4/30/12
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
8.82%	8.33%	8.20%	3.27%	3.23%	2.28%	15.44%	15.25%	10.60%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

Total returns for the period since inception are calculated from the inception date of the Fund (11/12/07). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (11/16/07), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

14	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE EPRA/NAREIT NORTH AMERICA INDEX FUND

PORTFOLIO ALLOCATION

As of 4/30/12

Sector*	Percentage of Net Assets

REITs — Apartments	16.70%
REITs — Regional Malls	16.09
REITs — Health Care	12.93
REITs — Diversified	12.51
REITs — Office Property	11.22
REITs — Shopping Centers	9.48
REITs — Hotels	6.04
REITs — Storage	4.84
REITs — Warehouse/Industrial	4.48
Real Estate Operating/Development	1.96
REITs — Outlet Centers	1.88
Other**	1.61
Short-Term and Other Net Assets	0.26

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/12

Security	Percentage of Net Assets

Simon Property Group Inc.	9.90%
Public Storage	3.90
Equity Residential	3.86
Ventas Inc.	3.61
HCP Inc.	3.59
Prologis Inc.	3.51
Boston Properties Inc.	3.41
Vornado Realty Trust	3.38
AvalonBay Communities Inc.	2.95
Health Care REIT Inc.	2.58

TOTAL	40.69%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.
**Other	includes sectors which individually represent less than 1% of net assets.

The iShares FTSE EPRA/NAREIT North America Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE EPRA/NAREIT North America Index (the “Index”). The Index measures the stock performance of companies engaged in the ownership and development of the North American real estate market as defined by the Index provider. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2012 (the “reporting period”), the total return for the Fund was 8.82%, net of fees, while the total return for the Index was 8.20%.

The U.S. equity market generated modest gains during the reporting period, overcoming some noteworthy volatility. Stocks declined broadly throughout much of the first half of the reporting period as a slowdown in economic activity domestically and a worsening sovereign debt crisis in Europe put downward pressure on the market. After bottoming in early October, however, stocks reversed course, beginning a steady upward climb that lasted nearly through the remainder of the reporting period amid renewed signs of improving economic growth. In particular, employment showed signs of life as job growth consistently exceeded expectations and the unemployment rate in the U.S. fell to its lowest level since January 2009. Furthermore, promising developments in Europe — including liquidity injections from the European Central Bank and progress toward a debt restructuring in Greece — generated increased confidence that the sovereign debt crisis would reach a positive conclusion. Although stocks finished the period on a down note, retreating in April amid mixed economic data, the broad U.S. equity indexes advanced overall for the reporting period.

As represented by the Index, North American real estate investment trusts (“REITs”) produced better returns than the broad U.S. equity indexes. Improving economic conditions over the last half of the period provided a lift to the commercial property market, leading to higher occupancy levels. In addition, interest rates remained low throughout the reporting period as the Federal Reserve (the U.S. central bank) held its interest rate target near zero and U.S. Treasury yields hovered near historically low levels. The low interest rate environment was a

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE EPRA/NAREIT NORTH AMERICA INDEX FUND

positive factor in the REIT market for two reasons — it enabled many REITs to refinance some of their debt, reducing their interest costs, and it made the relatively high dividend yields of REITs more attractive to investors.

The top-performing sectors in the Index for the reporting period included retail, self-storage, and residential REITs. Retail REITs, which represented the largest sector weighting in the Index as of the end of the reporting period, returned more than 20% as a group during the reporting period as consumer spending improved, especially over the last six months. Within the retail sector, regional mall REITs generated the best returns, in part because of a more affluent customer base and in part because of limited new supply. The self-storage and residential sectors both benefited from the continuing shift in the housing market toward renting rather than owning. Demand for self-storage increased as homeowners downsized to smaller rental units, while apartment REITs enjoyed both higher occupancy levels and rising rents.

Office and industrial REITs produced positive returns for the reporting period but lagged the overall performance of the Index. Despite the recent uptick in job growth, occupancy levels in industrial and office properties have not yet reflected this trend, and the longer-term leases in these sectors have also kept rents in check. One of the only sectors of the Index to decline during the reporting period was the hotel segment. The economic slowdown in the first half of the period had a significant negative impact on travel, especially in the summer months, and this weighed on the performance of hotel REITs.

16	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® FTSE NAREIT INDUSTRIAL/OFFICE CAPPED INDEX FUND

Performance as of April 30, 2012

Average Annual Total Returns						Cumulative Total Returns
Year Ended 4/30/12			Inception to 4/30/12			Inception to 4/30/12
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(0.28)%	(2.75)%	0.23%	(6.52)%	(6.54)%	(6.74)%	(28.61)%	(28.71)%	(29.44)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

Index performance reflects the performance of the FTSE NAREIT Industrial/Office Index through March 1, 2009 and the FTSE NAREIT Industrial/Office Capped Index thereafter.

Total returns for the period since inception are calculated from the inception date of the Fund (5/1/07). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/4/07), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE NAREIT INDUSTRIAL/OFFICE CAPPED INDEX FUND

PORTFOLIO ALLOCATION

As of 4/30/12

Sector*	Percentage of Net Assets

REITs — Office Property	62.71%
REITs — Warehouse/Industrial	25.88
REITs — Diversified	11.32
Short-Term and Other Net Assets	0.09

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/12

Security	Percentage of Net Assets

Prologis Inc.	18.79%
Boston Properties Inc.	18.29
SL Green Realty Corp.	8.06
Liberty Property Trust	4.62
Duke Realty Corp.	4.57
Alexandria Real Estate Equities Inc.	4.47
Kilroy Realty Corp.	4.28
Piedmont Office Realty Trust Inc. Class A	4.04
BioMed Realty Trust Inc.	4.03
Mack-Cali Realty Corp.	3.33

TOTAL	74.48%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

The iShares FTSE NAREIT Industrial/Office Capped Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE NAREIT Industrial/Office Capped Index (the “Index”). The Index measures the performance of the industrial and office real estate sector of the U.S. equity market. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2012 (the “reporting period”), the total return for the Fund was (0.28)%, net of fees, while the total return for the Index was 0.23%.

The U.S. equity market generated modest gains during the reporting period, overcoming some noteworthy volatility. Stocks declined broadly throughout much of the first half of the reporting period as a slowdown in economic activity domestically and a worsening sovereign debt crisis in Europe put downward pressure on the market. After bottoming in early October, however, stocks reversed course, beginning a steady upward climb that lasted nearly through the remainder of the reporting period amid renewed signs of improving economic growth. In particular, employment showed signs of life as job growth consistently exceeded expectations and the unemployment rate in the U.S. fell to its lowest level since January 2009. Furthermore, promising developments in Europe — including liquidity injections from the European Central Bank and progress toward a debt restructuring in Greece — generated increased confidence that the sovereign debt crisis would reach a positive conclusion. Although stocks finished the period on a down note, retreating in April amid mixed economic data, the broad U.S. equity indexes advanced overall for the reporting period.

Real estate investment trusts (“REITs”) produced slightly better returns than the broad U.S. equity indexes. Improving economic conditions over the last half of the period provided a lift to the commercial property market, leading to higher occupancy levels. In addition, interest rates remained low throughout the reporting period as the Federal Reserve (the U.S. central bank) held its interest rate target near zero and U.S. Treasury yields hovered near historically low levels. The low interest rate environment was a positive factor in the REIT market for two reasons — it enabled many REITs to refinance some of their debt, reducing their interest costs, and it made the relatively high dividend yields of REITs more attractive to investors.

18	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE NAREIT INDUSTRIAL/OFFICE CAPPED INDEX FUND

As represented by the Index, industrial and office REITs posted flat returns for the reporting period, lagging the performance of the overall REIT sector. Industrial REITs held up the best, advancing modestly as manufacturing activity gradually improved. Industrial production grew by 5.2% for the reporting period, while factory capacity utilization increased from 76.9% to 79.2%, its highest level in four years. Despite the stronger industrial production and utilization figures, however, demand for industrial space remained muted as companies looked to rein in costs and maintain profitability by using existing industrial space more efficiently. Another factor weighing on industrial REITs was exposure to economic weakness in Europe.

Office REITs, which comprised more than 60% of the Index at the end of the reporting period, declined modestly for the 12-month period. Office properties have been slow to recover after suffering a severe downturn during the recession in 2008–09. Suburban office markets were especially hard hit and continued to lag urban office properties in regard to job growth and occupancy levels. On the positive side, new supply was limited — the amount of new office space that came online in 2011 was the lowest in 15 years. From a regional perspective, office markets in San Francisco and San Jose enjoyed the strongest rent growth, benefiting from an improving technology sector. Office properties in Washington DC and New York maintained the highest occupancy rates, while Las Vegas was among the office markets with the lowest occupancy levels.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Management’s Discussion of Fund Performance

iSHARES® FTSE NAREIT MORTGAGE PLUS CAPPED INDEX FUND

Performance as of April 30, 2012

Average Annual Total Returns						Cumulative Total Returns
Year Ended 4/30/12			Inception to 4/30/12			Inception to 4/30/12
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
2.48%	2.40%	3.03%	(13.27)%	(13.27)%	(7.95)%	(50.92)%	(50.93)%	(33.90)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

Index performance reflects the performance of the FTSE NAREIT Mortgage REITs Index through March 1, 2009 and the FTSE NAREIT All Mortgage Capped Index thereafter.

Total returns for the period since inception are calculated from the inception date of the Fund (5/1/07). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/4/07), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

20	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE NAREIT MORTGAGE PLUS CAPPED INDEX FUND

PORTFOLIO ALLOCATION

As of 4/30/12

Sector	Percentage of Net Assets

REITs — Mortgage	99.51%
Finance — Mortgage Loan/Banker	0.48
Short-Term and Other Net Assets	0.01

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/12

Security	Percentage of Net Assets

Annaly Capital Management Inc.	20.46%
American Capital Agency Corp.	19.55
Chimera Investment Corp.	6.19
Hatteras Financial Corp.	5.13
Starwood Property Trust Inc.	4.91
Two Harbors Investment Corp.	4.12
MFA Financial Inc.	4.10
Invesco Mortgage Capital Inc.	4.02
CYS Investments Inc.	3.90
Capstead Mortgage Corp.	3.15

TOTAL	75.53%

The iShares FTSE NAREIT Mortgage Plus Capped Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE NAREIT All Mortgage Capped Index (the “Index”). Prior to December 16, 2011, the Index measured the performance of the residential and commercial mortgage real estate, mortgage finance and saving associations sectors of the U.S. equity market. After December 16, 2011, the Index measured the performance of the residential and commercial mortgage real estate sector and generally invests all of its assets in real estate investment trusts (“REITs”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2012 (the “reporting period”), the total return for the Fund was 2.48%, net of fees, while the total return for the Index was 3.03%.

The U.S. equity market generated modest gains during the reporting period, overcoming some noteworthy volatility. Stocks declined broadly throughout much of the first half of the reporting period as a slowdown in economic activity domestically and a worsening sovereign debt crisis in Europe put downward pressure on the market. After bottoming in early October, however, stocks reversed course, beginning a steady upward climb that lasted nearly through the remainder of the reporting period amid renewed signs of improving economic growth. In particular, employment showed signs of life as job growth consistently exceeded expectations and the unemployment rate in the U.S. fell to its lowest level since January 2009. Furthermore, promising developments in Europe — including liquidity injections from the European Central Bank and progress toward a debt restructuring in Greece — generated increased confidence that the sovereign debt crisis would reach a positive conclusion. Although stocks finished the period on a down note, retreating in April amid mixed economic data, the broad U.S. equity indexes advanced overall for the reporting period.

REITs produced slightly better returns than the broad U.S. equity indexes. Improving economic conditions over the last half of the period provided a lift to the commercial property market, leading to higher occupancy levels. In addition, interest rates remained low throughout the reporting period as the Federal Reserve (the U.S. central bank) held its interest rate target near zero and U.S. Treasury yields hovered near historically low levels. The low interest rate environment was a positive factor in the REIT market for two reasons — it enabled many REITs to refinance some of their debt, reducing their interest costs, and it made the relatively high dividend yields of REITs more attractive to investors.

As represented by the Index, mortgage REITs posted modestly positive returns but lagged the overall REIT sector and the broad equity market. The main factor restraining the performance of mortgage REITs (which generally invest in commercial and residential mortgages, as well as mortgage-backed securities) was continued weakness in the U.S. housing market. Although mortgage delinquencies and

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	21

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE NAREIT MORTGAGE PLUS CAPPED INDEX FUND

foreclosures continued to decline during the reporting period — the mortgage delinquency rate in the first quarter of 2012 fell to its lowest level since the third quarter of 2008 — they are still meaningfully higher than historic averages. Furthermore, housing values remained on a downward trajectory throughout much of the reporting period, creating further challenges for the mortgage market.

Mortgage-backed securities, which are not directly included in the Index but are part of the investment portfolio of many mortgage REITs, underperformed the broad fixed-income market for the reporting period. Historically low mortgage rates, which dipped below 4% in early 2012, led to increased refinancing activity, and this trend weighed on the performance of mortgage-backed securities.

22	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® FTSE NAREIT REAL ESTATE 50 INDEX FUND

Performance as of April 30, 2012

Average Annual Total Returns						Cumulative Total Returns
Year Ended 4/30/12			Inception to 4/30/12			Inception to 4/30/12
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
8.66%	8.61%	9.20%	0.09%	0.01%	0.46%	0.46%	0.04%	2.32%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

Total returns for the period since inception are calculated from the inception date of the Fund (5/1/07). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/4/07), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	23

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE NAREIT REAL ESTATE 50 INDEX FUND

PORTFOLIO ALLOCATION

As of 4/30/12

Sector*	Percentage of Net Assets

REITs — Diversified	19.23%
REITs — Regional Malls	16.63
REITs — Apartments	15.40
REITs — Health Care	11.73
REITs — Office Property	9.81
REITs — Mortgage	7.31
REITs — Shopping Centers	6.08
REITs — Storage	4.34
REITs — Warehouse/Industrial	3.90
REITs — Hotels	3.59
REITs — Outlet Centers	1.93
Short-Term and Other Net Assets	0.05

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/12

Security	Percentage of Net Assets

Simon Property Group Inc.	11.00%
American Tower Corp.	6.18
Public Storage	4.34
Equity Residential	4.29
Ventas Inc.	4.02
HCP Inc.	4.00
Prologis Inc.	3.90
Boston Properties Inc.	3.79
Vornado Realty Trust	3.75
Annaly Capital Management Inc.	3.75

TOTAL	49.02%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

The iShares FTSE NAREIT Real Estate 50 Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE NAREIT Real Estate 50 Index (the “Index”). The Index measures the performance of the large-capitalization real estate sector of the U.S. equity market, and is comprised of the 50 largest real estate investment trusts (“REITs”) within the FTSE NAREIT Composite Index. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2012 (the “reporting period”), the total return for the Fund was 8.66%, net of fees, while the total return for the Index was 9.20%.

The U.S. equity market generated modest gains during the reporting period, overcoming some noteworthy volatility. Stocks declined broadly throughout much of the first half of the reporting period as a slowdown in economic activity domestically and a worsening sovereign debt crisis in Europe put downward pressure on the market. After bottoming in early October, however, stocks reversed course, beginning a steady upward climb that lasted nearly through the remainder of the reporting period amid renewed signs of improving economic growth. In particular, employment showed signs of life as job growth consistently exceeded expectations and the unemployment rate in the U.S. fell to its lowest level since January 2009. Furthermore, promising developments in Europe — including liquidity injections from the European Central Bank and progress toward a debt restructuring in Greece — generated increased confidence that the sovereign debt crisis would reach a positive conclusion. Although stocks finished the period on a down note, retreating in April amid mixed economic data, the broad U.S. equity indexes advanced overall for the reporting period.

REITs produced slightly better returns than the broad U.S. equity indexes. Improving economic conditions over the last half of the period provided a lift to the commercial property market, leading to higher occupancy levels. In addition, interest rates remained low throughout the reporting period as the Federal Reserve (the U.S. central bank) held its interest rate target near zero and U.S. Treasury yields hovered near historically low levels. The low interest rate environment was a positive factor in the REIT market for two reasons — it enabled many REITs to refinance some of their debt, reducing their interest costs, and it made the relatively high dividend yields of REITs more attractive to investors.

24	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE NAREIT REAL ESTATE 50 INDEX FUND

The top-performing sectors in the Index for the reporting period included retail, self-storage, and residential REITs. Retail REITs, which represented the largest sector weighting in the Index as of the end of the reporting period, returned more than 20% as a group during the reporting period as consumer spending improved, especially over the last six months of the reporting period. Within the retail sector, regional mall REITs generated the best returns, in part because of a more affluent customer base and in part because of limited new supply. The self-storage and residential sectors both benefited from the continuing shift in the housing market toward renting rather than owning. Demand for self-storage increased as homeowners downsized to smaller rental units, while apartment REITs enjoyed both higher occupancy levels and rising rents.

Office and industrial REITs produced positive returns for the reporting period but lagged the overall performance of the Index. Despite the recent uptick in job growth, occupancy levels in industrial and office properties have not yet reflected this trend, and the longer-term leases in these sectors have also kept rents in check. One of the only sectors of the Index to decline during the reporting period was the hotel segment. The economic slowdown in the first half of the period had a significant negative impact on travel, especially in the summer months, and this weighed on the performance of hotel REITs.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	25

Management’s Discussion of Fund Performance

iSHARES® FTSE NAREIT RESIDENTIAL PLUS CAPPED INDEX FUND

Performance as of April 30, 2012

Average Annual Total Returns						Cumulative Total Returns
Year Ended 4/30/12			Inception to 4/30/12			Inception to 4/30/12
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
11.19%	11.18%	11.74%	3.98%	3.91%	3.90%	21.53%	21.15%	21.10%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

Index performance reflects the performance of the FTSE NAREIT Residential Index through March 1, 2009 and the FTSE NAREIT All Residential Capped Index thereafter.

Total returns for the period since inception are calculated from the inception date of the Fund (5/1/07). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/4/07), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

26	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE NAREIT RESIDENTIAL PLUS CAPPED INDEX FUND

PORTFOLIO ALLOCATION

As of 4/30/12

Sector*	Percentage of Net Assets

REITs — Apartments	49.12%
REITs — Health Care	32.58
REITs — Storage	13.41
REITs — Manufactured Homes	3.43
Property Trust	1.25
Short-Term and Other Net Assets	0.21

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/12

Security	Percentage of Net Assets

Public Storage	9.82%
Equity Residential	9.70
Ventas Inc.	9.09
HCP Inc.	9.04
AvalonBay Communities Inc.	7.43
Essex Property Trust Inc.	4.50
Health Care REIT Inc.	4.43
UDR Inc.	4.37
Camden Property Trust	4.35
BRE Properties Inc. Class A	3.25

TOTAL	65.98%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

The iShares FTSE NAREIT Residential Plus Capped Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE NAREIT All Residential Capped Index (the “Index”). The Index measures the performance of the residential, healthcare and self-storage real estate sectors of the U.S. equity market. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2012 (the “reporting period”), the total return for the Fund was 11.19%, net of fees, while the total return for the Index was 11.74%.

The U.S. equity market generated modest gains during the reporting period, overcoming some noteworthy volatility. Stocks declined broadly throughout much of the first half of the reporting period as a slowdown in economic activity domestically and a worsening sovereign debt crisis in Europe put downward pressure on the market. After bottoming in early October, however, stocks reversed course, beginning a steady upward climb that lasted nearly through the remainder of the reporting period amid renewed signs of improving economic growth. In particular, employment showed signs of life as job growth consistently exceeded expectations and the unemployment rate in the U.S. fell to its lowest level since January 2009. Furthermore, promising developments in Europe — including liquidity injections from the European Central Bank and progress toward a debt restructuring in Greece — generated increased confidence that the sovereign debt crisis would reach a positive conclusion. Although stocks finished the period on a down note, retreating in April amid mixed economic data, the broad U.S. equity indexes advanced overall for the reporting period.

Real estate investment trusts (“REITs”) produced slightly better returns than the broad U.S. equity indexes. Improving economic conditions over the last half of the period provided a lift to the commercial property market, leading to higher occupancy levels. In addition, interest rates remained low throughout the reporting period as the Federal Reserve (the U.S. central bank) held its interest rate target near zero and U.S. Treasury yields hovered near historically low levels. The low interest rate environment was a positive factor in the REIT market for two reasons — it enabled many REITs to refinance some of their debt, reducing their interest costs, and it made the relatively high dividend yields of REITs more attractive to investors.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	27

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE NAREIT RESIDENTIAL PLUS CAPPED INDEX FUND

As represented by the Index, residential REITs (consisting primarily of apartment, health care, and self-storage REITs) posted double-digit gains for the reporting period and outperformed the overall REIT sector. Self-storage REITs generated the best returns, gaining more than 20% for the reporting period. Demand for storage space increased sharply as homeowners continued to downsize from houses to smaller rental units. Apartment REITs, which comprised approximately half of the Index at the end of the reporting period, were also beneficiaries of the continuing shift in the housing market toward renting rather than owning. Apartment REITs produced solid gains for the reporting period, enjoying both higher occupancy levels — which reached an 11-year high in the first quarter of 2012 — and rising rents.

Health care REITs — which include REITs that own and operate hospitals, senior housing, and assisted living facilities — posted positive returns that were line with the overall REIT sector but underperformed the other components of the Index. Considered a defensive sector, health care REITs held up well during the broad market decline in the first half of the reporting period, but they lagged as the market recovered over the last six months of the reporting period. Health care REITs also continued to face uncertainty regarding Medicare and Medicaid reimbursements, as well as the implementation of federal health care reform legislation.

28	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® FTSE NAREIT RETAIL CAPPED INDEX FUND

Performance as of April 30, 2012

Average Annual Total Returns						Cumulative Total Returns
Year Ended 4/30/12			Inception to 4/30/12			Inception to 4/30/12
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
14.83%	18.37%	15.34%	(2.51)%	(1.88)%	(3.20)%	(11.94)%	(9.03)%	(14.98)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

Index performance reflects the performance of the FTSE NAREIT Retail Index through March 1, 2009 and the FTSE NAREIT Retail Capped Index thereafter.

Total returns for the period since inception are calculated from the inception date of the Fund (5/1/07). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/4/07), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	29

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE NAREIT RETAIL CAPPED INDEX FUND

PORTFOLIO ALLOCATION

As of 4/30/12

Sector	Percentage of Net Assets

REITs — Regional Malls	55.29%
REITs — Shopping Centers	34.88
REITs — Outlet Centers	9.60
Short-Term and Other Net Assets	0.23

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/12

Security	Percentage of Net Assets

Simon Property Group Inc.	23.53%
General Growth Properties Inc.	7.75
Macerich Co. (The)	7.54
Kimco Realty Corp.	7.31
Taubman Centers Inc.	4.58
Regency Centers Corp.	4.43
Weingarten Realty Investors	4.42
Realty Income Corp.	4.39
Federal Realty Investment Trust	4.33
DDR Corp.	4.30

TOTAL	72.58%

The iShares FTSE NAREIT Retail Capped Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE NAREIT Retail Capped Index (the “Index”). The Index measures the performance of the retail property real estate sector of the U.S. equity market. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2012 (the “reporting period”), the total return for the Fund was 14.83%, net of fees, while the total return for the Index was 15.34%.

The U.S. equity market generated modest gains during the reporting period, overcoming some noteworthy volatility. Stocks declined broadly throughout much of the first half of the reporting period as a slowdown in economic activity domestically and a worsening sovereign debt crisis in Europe put downward pressure on the market. After bottoming in early October, however, stocks reversed course, beginning a steady upward climb that lasted nearly through the remainder of the reporting period amid renewed signs of improving economic growth. In particular, employment showed signs of life as job growth consistently exceeded expectations and the unemployment rate in the U.S. fell to its lowest level since January 2009. Furthermore, promising developments in Europe — including liquidity injections from the European Central Bank and progress toward a debt restructuring in Greece — generated increased confidence that the sovereign debt crisis would reach a positive conclusion. Although stocks finished the period on a down note, retreating in April amid mixed economic data, the broad U.S. equity indexes advanced overall for the reporting period.

Real estate investment trusts (“REITs”) produced slightly better returns than the broad U.S. equity indexes. Improving economic conditions over the last half of the period provided a lift to the commercial property market, leading to higher occupancy levels. In addition, interest rates remained low throughout the reporting period as the Federal Reserve (the U.S. central bank) held its interest rate target near zero and U.S. Treasury yields hovered near historically low levels. The low interest rate environment was a positive factor in the REIT market for two reasons — it enabled many REITs to refinance some of their debt, reducing their interest costs, and it made the relatively high dividend yields of REITs more attractive to investors.

As represented by the Index, retail REITs posted double-digit gains for the reporting period and outperformed the overall REIT sector. Retail REITs benefited from improving consumer spending trends, particularly over the last six months of the reporting period. Overall, retail sales grew by 6.4% during the reporting period, led by robust sales of motor vehicles and building materials. Although retail sales growth was lower than the 7.9% growth rate from the prior 12 months, it was higher than the long-term average.

30	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE NAREIT RETAIL CAPPED INDEX FUND

The best-performing segment within the Index was regional mall REITs, which comprised approximately half of the Index at the end of the reporting period. Regional malls tend to be sizable shopping destinations that attract a greater share of upper-income consumers compared with smaller neighborhood shopping centers and strip malls. Over the reporting period, more affluent consumers experienced the most significant increase in spending levels, and this trend boosted the higher-end retailers that typically locate their stores in large regional malls. Improving economic conditions had a more limited impact on REITs that own neighborhood shopping centers and strip malls, so these REITs posted more modest gains for the reporting period. The hub in smaller shopping centers is typically a single, large retailer —such as a grocery store, drug store, discount store, or home improvement center — and these tend to be less dependent on swings in consumer spending patterns.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	31

Shareholder Expenses (Unaudited)

iSHARES® TRUST

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2011 to April 30, 2012.

ACTUAL EXPENSES

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

iShares Index Fund	Beginning Account Value (11/1/11)	Ending Account Value (4/30/12)	Annualized Expense Ratio	Expenses Paid During Period [a] (11/1/11 to 4/30/12)
FTSE EPRA/NAREIT Developed Asia
Actual	$1,000.00	$1,078.40	0.48%	$2.48
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.48	2.41
FTSE EPRA/NAREIT Developed Europe
Actual	1,000.00	985.70	0.48	2.37
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.48	2.41
FTSE EPRA/NAREIT Developed Real Estate ex-U.S.
Actual	1,000.00	1,059.10	0.48	2.46
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.48	2.41

32	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Shareholder Expenses (Unaudited) (Continued)

iSHARES® TRUST

iShares Index Fund	Beginning Account Value (11/1/11)	Ending Account Value (4/30/12)	Annualized Expense Ratio	Expenses Paid During Period [a] (11/1/11 to 4/30/12)
FTSE EPRA/NAREIT North America
Actual	$1,000.00	$1,144.00	0.48%	$2.56
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.48	2.41
FTSE NAREIT Industrial/Office Capped
Actual	1,000.00	1,151.70	0.48	2.57
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.48	2.41
FTSE NAREIT Mortgage Plus Capped
Actual	1,000.00	1,134.30	0.48	2.55
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.48	2.41
FTSE NAREIT Real Estate 50
Actual	1,000.00	1,132.00	0.48	2.54
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.48	2.41
FTSE NAREIT Residential Plus Capped
Actual	1,000.00	1,106.40	0.48	2.51
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.48	2.41
FTSE NAREIT Retail Capped
Actual	1,000.00	1,187.90	0.48	2.61
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.48	2.41

[a]

Expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days).

SHAREHOLDER EXPENSES	33

Schedule of Investments

iSHARES® FTSE EPRA/NAREIT DEVELOPED ASIA INDEX FUND

April 30, 2012

Security	Shares	Value

COMMON STOCKS — 99.34%

AUSTRALIA — 24.68%
BGP Holdings PLC[a,b]	539,595	$71
Bunnings Warehouse Property Trust	47,475	92,175
CFS Retail Property Trust	192,798	386,371
Charter Hall Retail REIT	27,594	95,086
Commonwealth Property Office Fund	217,413	235,391
Dexus Property Group	438,372	426,703
FKP Property Group	78,903	41,482
Goodman Group	139,356	522,275
GPT Group	164,754	560,861
Investa Office Fund	60,660	172,400
Mirvac Group	309,429	417,160
Stockland Corp. Ltd.	210,087	678,004
Westfield Group	209,736	2,017,513
Westfield Retail Trust	277,380	785,445

		6,430,937
HONG KONG — 33.52%
Agile Property Holdings Ltd.	126,000	164,692
Champion REIT	225,000	98,321
Country Garden Holdings Co. Ltd.[a]	306,000	132,928
Hang Lung Properties Ltd.[c]	198,000	732,506
Henderson Land Development Co. Ltd.[c]	108,000	615,333
Hongkong Land Holdings Ltd.	162,000	1,006,020
Hopson Development Holdings Ltd.[c]	72,000	43,342
Hysan Development Co. Ltd.	72,000	326,229
Kerry Properties Ltd.	63,000	287,886
Link REIT (The)	202,500	843,125
New World China Land Ltd.	234,400	72,214
New World Development Co. Ltd.	414,000	516,049
Shimao Property Holdings Ltd.	126,000	166,641
Shui On Land Ltd.	256,750	107,562
Sino Land Co. Ltd.	270,800	467,754
SOHO China Ltd.[c]	189,000	146,907
Sun Hung Kai Properties Ltd.	180,000	2,171,764
Wharf (Holdings) Ltd. (The)	140,200	836,745

		8,736,018
JAPAN — 27.97%
AEON Mall Co. Ltd.	8,100	180,676
Japan Prime Realty Investment Corp.	63	181,398
Japan Real Estate Investment Corp.	50	443,359
Japan Retail Fund Investment Corp.	171	273,060

Security	Shares	Value

Kenedix Realty Investment Corp.	27	$94,345
Mitsubishi Estate Co. Ltd.	94,000	1,676,448
Mitsui Fudosan Co. Ltd.	81,000	1,498,366
MORI TRUST Sogo REIT Inc.	9	79,805
Nippon Accommodations Fund Inc.	14	92,755
Nippon Building Fund Inc.	54	514,672
Nomura Real Estate Holdings Inc.	7,200	126,876
Nomura Real Estate Office Fund Inc.	27	157,073
NTT Urban Development Corp.	117	90,411
ORIX JREIT Inc.	18	80,256
Premier Investment Corp.	18	68,195
Sumitomo Realty & Development Co. Ltd.	45,000	1,084,351
Tokyo Tatemono Co. Ltd.[a]	27,000	100,770
Tokyu Land Corp.	36,000	174,939
TOKYU REIT Inc.	9	46,440
Top REIT Inc.	18	101,785
United Urban Investment Corp.	189	223,216

		7,289,196
NEW ZEALAND — 0.30%
Kiwi Income Property Trust	88,713	77,661

		77,661
SINGAPORE — 12.87%
Ascendas Real Estate Investment Trust	189,202	318,064
CapitaCommercial Trust[c]	189,000	197,050
CapitaLand Ltd.	288,000	684,329
CapitaMall Trust Management Ltd.	225,400	327,907
CapitaMalls Asia Ltd.	135,000	168,027
CDL Hospitality Trusts	63,000	96,234
City Developments Ltd.	63,000	516,302
Global Logistic Properties Ltd.[a]	207,000	344,637
Keppel Land Ltd.[c]	63,000	161,408
Mapletree Industrial Trust	108,200	98,817
Mapletree Logistics Trust	162,240	128,502
Suntec REIT	198,000	209,634
Wing Tai Holdings Ltd.[c]	54,000	51,717
Yanlord Land Group Ltd.[c]	54,000	50,626

		3,353,254

TOTAL COMMON STOCKS
(Cost: $26,987,036)		25,887,066

34	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® FTSE EPRA/NAREIT DEVELOPED ASIA INDEX FUND

April 30, 2012

Security	Shares	Value

SHORT-TERM INVESTMENTS — 2.83%

MONEY MARKET FUNDS — 2.83%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.26%[d,e,f]	682,405	$682,405
BlackRock Cash Funds: Prime, SL Agency Shares
0.24%[d,e,f]	49,605	49,605
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[d,e]	4,470	4,470

		736,480

TOTAL SHORT-TERM INVESTMENTS
(Cost: $736,480)		736,480

TOTAL INVESTMENTS IN SECURITIES — 102.17%
(Cost: $27,723,516)		26,623,546
Other Assets, Less Liabilities — (2.17)%		(564,392)

NET ASSETS — 100.00%		$26,059,154

[a]	Non-income earning security.
[b]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[c]	All or a portion of this security represents a security on loan. See Note 5.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	35

Schedule of Investments

iSHARES® FTSE EPRA/NAREIT DEVELOPED EUROPE INDEX FUND

April 30, 2012

Security	Shares	Value

COMMON STOCKS — 98.63%

AUSTRIA — 1.59%
CA Immobilien Anlagen AGa	8,883	$100,523
conwert Immobilien Invest SE	8,208	97,773

		198,296
BELGIUM — 3.25%
Befimmo SCA	1,764	107,211
Cofinimmo SA	1,548	186,958
Intervest Offices & Warehouses	675	17,189
Leasinvest Real Estate SCA	171	15,538
Warehouses De Pauw SCA	1,044	54,235
Wereldhave Belgium NV	252	24,181

		405,312
FINLAND — 1.76%
Citycon OYJ	20,970	69,387
Sponda OYJ	28,620	114,776
Technopolis OYJ	6,516	34,842

		219,005
FRANCE — 23.51%
Affine SA	432	7,479
ANF Immobilier	1,134	51,736
Fonciere des Regions	2,790	216,208
Gecina SA	1,854	171,844
Icade[a]	2,196	185,232
Klepierre	9,621	304,594
Mercialys	4,680	93,502
Societe de la Tour Eiffel	585	30,468
Societe Immobiliere de Location pour l’Industrie et le Commerce	1,314	138,644
Unibail-Rodamco SE	9,252	1,729,062

		2,928,769
GERMANY — 7.20%
Alstria Office REIT AG	7,956	84,768
Colonia Real Estate AGa	2,295	9,778
Deutsche EuroShop AG	5,220	189,892
Deutsche Wohnen AG Bearer	10,341	151,992
DIC Asset AG	3,429	31,928
GAGFAH SAa	9,117	81,704
GSW Immobilien AGa	4,167	138,681
Hamborner REIT AG	3,510	35,307
IVG Immobilien AGa	15,687	36,314

Security	Shares	Value

PATRIZIA Immobilien AGa	2,691	$17,427
Prime Office REIT AGa	4,005	21,606
TAG Immobilien AGa	9,783	97,112

		896,509
GREECE — 0.08%
Eurobank Properties Real Estate Investment Co.	1,845	9,475

		9,475
ITALY — 0.54%
Beni Stabili SpA	96,876	53,724
Immobiliare Grande Distribuzione SpA	12,528	13,390

		67,114
NETHERLANDS — 7.04%
Corio NV	9,360	418,853
Eurocommercial Properties NV	4,131	144,781
Nieuwe Steen Investments NV	6,069	66,751
VastNed Retail NV	1,872	91,972
Wereldhave NV	2,205	155,114

		877,471
NORWAY — 0.61%
Norwegian Property ASA	50,841	75,440

		75,440
SPAIN — 0.05%
Inmobiliaria Colonial SAa	3,582	5,841

		5,841
SWEDEN — 7.54%
Castellum AB	17,397	220,071
Fabege AB	16,740	141,422
Fastighets AB Balder Class Ba	11,367	55,454
Hufvudstaden AB Class A	15,390	165,383
Klovern AB	12,699	44,387
Kungsleden AB	13,788	84,697
Wallenstam AB Class B	12,123	120,358
Wihlborgs Fastigheter AB	7,749	107,475

		939,247
SWITZERLAND — 9.16%
Allreal Holding AG Registered[a]	693	108,724
Mobimo Holding AG Registered[a]	621	151,205
PSP Swiss Property AG Registered[a]	4,698	421,844
Swiss Prime Site AG Registered[a]	5,508	459,683

		1,141,456

36	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® FTSE EPRA/NAREIT DEVELOPED EUROPE INDEX FUND

April 30, 2012

Security	Shares	Value

UNITED KINGDOM — 36.30%
A&J Mucklow Group PLC	2,520	$13,657
Big Yellow Group PLC	13,221	63,634
British Land Co. PLC	89,667	712,595
Capital & Counties Properties PLC	69,129	223,388
Capital Shopping Centres Group PLC	65,349	344,880
Daejan Holdings PLC	486	25,554
Derwent London PLC	10,278	290,739
Development Securities PLC	12,204	32,699
F&C Commercial Property Trust Ltd.	52,821	89,033
Grainger PLC	31,473	50,699
Great Portland Estates PLC	31,599	184,775
Hammerson PLC	71,739	486,477
Hansteen Holdings PLC	64,296	76,583
Helical Bar PLC	11,844	36,494
ING UK Real Estate Income Trust Ltd.	35,640	23,873
IRP Property Investments Ltd.	11,853	13,185
Land Securities Group PLC	78,912	932,228
London & Stamford Property PLC	55,197	99,491
Primary Health Properties PLC	6,876	37,293
Quintain Estates and Development PLC[a]	51,975	32,283
Safestore Holdings PLC	18,819	34,226
Schroder REIT Ltd.	37,278	20,733
SEGRO PLC	74,970	269,167
Shaftesbury PLC	25,272	209,909
St. Modwen Properties PLC	15,156	41,285
Standard Life Investment Property Income Trust PLC	14,319	14,649
UK Commercial Property Trust Ltd.	48,114	57,426
UNITE Group PLC	16,119	51,106
Workspace Group PLC	14,544	53,316

		4,521,377

TOTAL COMMON STOCKS
(Cost: $14,609,872)		12,285,312

RIGHTS — 0.04%

GERMANY — 0.04%
GSW Immobilien AGa	4,122	4,841

		4,841

TOTAL RIGHTS
(Cost: $0)		4,841

Security	Shares	Value

WARRANTS — 0.00%

NETHERLANDS — 0.00%
Nieuwe Steen Investments NV (Expires 4/01/13)[a,b]	2,431	$—

		—

TOTAL WARRANTS
(Cost: $0)		—

SHORT-TERM INVESTMENTS — 0.03%

MONEY MARKET FUNDS — 0.03%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[c,d]	3,253	3,253

		3,253

TOTAL SHORT-TERM INVESTMENTS
(Cost: $3,253)		3,253

TOTAL INVESTMENTS IN SECURITIES — 98.70%
(Cost: $14,613,125)		12,293,406
Other Assets, Less Liabilities — 1.30%		162,021

NET ASSETS — 100.00%		$12,455,427

[a]	Non-income earning security.
[b]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	37

Schedule of Investments

iSHARES® FTSE EPRA/NAREIT DEVELOPED REAL ESTATE EX-U.S. INDEX FUND

April 30, 2012

Security	Shares	Value

COMMON STOCKS — 99.10%

AUSTRALIA — 15.40%
BGP Holdings PLC[a,b]	6,603,392	$874
Bunnings Warehouse Property Trust	506,124	982,669
CFS Retail Property Trust	2,053,872	4,116,002
Charter Hall Retail REIT	293,148	1,010,151
Commonwealth Property Office Fund	2,310,759	2,501,839
Dexus Property Group	4,694,499	4,569,538
FKP Property Group	906,525	476,587
Goodman Group	1,495,575	5,605,084
GPT Group	1,760,724	5,993,914
Investa Office Fund	644,234	1,830,955
Mirvac Group	3,315,510	4,469,836
Stockland Corp. Ltd.	2,248,947	7,257,923
Westfield Group	2,244,969	21,595,027
Westfield Retail Trust	2,968,506	8,405,785

		68,816,184
AUSTRIA — 0.43%
CA Immobilien Anlagen AGa	85,833	971,316
conwert Immobilien Invest SE	79,101	942,247

		1,913,563
BELGIUM — 0.86%
Befimmo SCA	16,983	1,032,183
Cofinimmo SA	14,841	1,792,405
Intervest Offices & Warehouses	6,732	171,431
Leasinvest Real Estate SCA	1,530	139,018
Warehouses De Pauw SCA	9,945	516,636
Wereldhave Belgium NV	2,142	205,541

		3,857,214
CANADA — 10.36%
Allied Properties Real Estate Investment Trust	50,184	1,392,829
Artis Real Estate Investment Trust	91,953	1,567,375
Boardwalk Real Estate Investment Trust	46,818	2,786,949
Brookfield Office Properties Inc.	364,446	6,599,463
Calloway Real Estate Investment Trust	103,428	2,876,868
Canadian Apartment Properties Real Estate Investment Trust	81,855	1,924,684
Canadian Real Estate Investment Trust	64,872	2,540,511
Chartwell Seniors Housing Real Estate Investment Trust	140,760	1,327,884
Cominar Real Estate Investment Trust	98,226	2,396,120

Security	Shares	Value

Crombie Real Estate Investment Trust	44,523	$639,938
Dundee Real Estate Investment Trust	80,325	2,998,518
Extendicare Real Estate Investment Trust	81,396	667,349
First Capital Realty Inc.	69,462	1,292,284
H&R Real Estate Investment Trust	166,770	4,118,820
InnVest Real Estate Investment Trust	93,024	479,267
Killam Properties Inc.	47,736	650,363
Morguard Real Estate Investment Trust	41,922	716,699
Northern Property Real Estate Investment Trust	28,458	945,672
NorthWest Healthcare Properties Real Estate Investment Trust	34,119	443,431
Primaris Retail Real Estate Investment Trust	77,724	1,822,830
RioCan Real Estate Investment Trust	265,455	7,292,321
TransGlobe Apartment Real Estate Investment Trust	56,151	809,343

		46,289,518
FINLAND — 0.47%
Citycon OYJ	202,572	670,285
Sponda OYJ	274,023	1,098,930
Technopolis OYJ	61,965	331,335

		2,100,550
FRANCE — 6.30%
Affine SA	4,590	79,462
ANF Immobilier	10,863	495,600
Fonciere des Regions	26,775	2,074,897
Gecina SA	17,901	1,659,211
Icade[a]	21,114	1,780,962
Klepierre	92,106	2,916,012
Mercialys	44,523	889,524
Societe de la Tour Eiffel	5,661	294,835
Societe Immobiliere de Location pour l’Industrie et le Commerce	12,699	1,339,915
Unibail-Rodamco SE	88,893	16,612,787

		28,143,205
GERMANY — 1.93%
Alstria Office REIT AG	76,653	816,705
Colonia Real Estate AGa	21,267	90,608
Deutsche EuroShop AG	49,878	1,814,450
Deutsche Wohnen AG Bearer	99,144	1,457,220
DIC Asset AG	33,977	316,366

38	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® FTSE EPRA/NAREIT DEVELOPED REAL ESTATE EX-U.S. INDEX FUND

April 30, 2012

Security	Shares	Value

GAGFAH SAa	88,434	$792,524
GSW Immobilien AGa	39,627	1,318,813
Hamborner REIT AG	33,201	333,968
IVG Immobilien AGa,c	168,606	390,304
PATRIZIA Immobilien AGa	25,704	166,462
Prime Office REIT AGa	38,403	207,176
TAG Immobilien AGa	93,483	927,971

		8,632,567
HONG KONG — 20.96%
Agile Property Holdings Ltd.[c]	1,530,000	1,999,832
Champion REIT	2,448,000	1,069,733
Country Garden Holdings Co. Ltd.[a,c]	3,366,000	1,462,205
Hang Lung Properties Ltd.	2,142,000	7,924,385
Henderson Land Development Co. Ltd.	1,071,000	6,102,053
Hongkong Land Holdings Ltd.[c]	1,683,000	10,451,430
Hopson Development Holdings Ltd.[c]	612,000	368,411
Hysan Development Co. Ltd.	765,000	3,466,179
Kerry Properties Ltd.	688,500	3,146,186
Link REIT (The)	2,218,500	9,236,899
New World China Land Ltd.[c]	2,586,200	796,754
New World Development Co. Ltd.	4,437,000	5,530,700
Shimao Property Holdings Ltd.[c]	1,377,000	1,821,149
Shui On Land Ltd.[c]	2,830,800	1,185,924
Sino Land Co. Ltd.	3,060,800	5,286,935
SOHO China Ltd.[c]	2,065,797	1,605,718
Sun Hung Kai Properties Ltd.	1,911,000	23,056,891
Wharf (Holdings) Ltd. (The)	1,530,900	9,136,756

		93,648,140
ISRAEL — 0.19%
Azrieli Group Ltd.	35,343	863,064

		863,064
ITALY — 0.15%
Beni Stabili SpA	954,873	529,541
Immobiliare Grande Distribuzione SpA	122,247	130,654

		660,195
JAPAN — 17.55%
AEON Mall Co. Ltd.	91,800	2,047,665
Japan Prime Realty Investment Corp.	765	2,202,686
Japan Real Estate Investment Corp.	519	4,602,066
Japan Retail Fund Investment Corp.	1,836	2,931,805
Kenedix Realty Investment Corp.	306	1,069,247
Mitsubishi Estate Co. Ltd.	1,003,000	17,888,058

Security	Shares	Value

Mitsui Fudosan Co. Ltd.	833,000	$15,409,118
MORI TRUST Sogo REIT Inc.	153	1,356,679
Nippon Accommodations Fund Inc.	153	1,013,676
Nippon Building Fund Inc.	612	5,832,951
Nomura Real Estate Holdings Inc.	76,500	1,348,056
Nomura Real Estate Office Fund Inc.	306	1,780,162
NTT Urban Development Corp.	1,377	1,064,073
ORIX JREIT Inc.	153	682,172
Premier Investment Corp.	153	579,654
Sumitomo Realty & Development Co. Ltd.	459,000	11,060,379
Tokyo Tatemono Co. Ltd.[a]	306,000	1,142,063
Tokyu Land Corp.	459,000	2,230,471
TOKYU REIT Inc.	153	789,480
Top REIT Inc.	153	865,170
United Urban Investment Corp.	2,142	2,529,784

		78,425,415
NETHERLANDS — 1.88%
Corio NV	89,658	4,012,125
Eurocommercial Properties NV	39,627	1,388,831
Nieuwe Steen Investments NV	58,599	644,513
VastNed Retail NV	18,054	886,996
Wereldhave NV	21,114	1,485,299

		8,417,764
NEW ZEALAND — 0.18%
Kiwi Income Property Trust	938,196	821,316

		821,316
NORWAY — 0.16%
Norwegian Property ASA	488,682	725,130

		725,130
SINGAPORE — 8.07%
Ascendas Real Estate Investment Trust	1,989,402	3,344,344
CapitaCommercial Trust[c]	1,989,000	2,073,717
CapitaLand Ltd.	3,060,000	7,270,993
CapitaMall Trust Management Ltd.	2,448,400	3,561,885
CapitaMalls Asia Ltd.	1,530,000	1,904,308
CDL Hospitality Trusts	765,000	1,168,553
City Developments Ltd.[c]	612,000	5,015,502
Global Logistic Properties Ltd.[a]	2,295,000	3,820,981
Keppel Land Ltd.[c]	765,000	1,959,953
Mapletree Industrial Trust	1,143,800	1,044,608
Mapletree Logistics Trust	1,836,210	1,454,365

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® FTSE EPRA/NAREIT DEVELOPED REAL ESTATE EX-U.S. INDEX FUND

April 30, 2012

Security	Shares	Value

Suntec REIT	2,142,000	$2,267,857
Wing Tai Holdings Ltd.	612,000	586,131
Yanlord Land Group Ltd.[c]	612,000	573,765

		36,046,962
SPAIN — 0.01%
Inmobiliaria Colonial SAa	36,873	60,126

		60,126
SWEDEN — 2.03%
Castellum AB	167,076	2,113,502
Fabege AB	162,639	1,374,002
Fastighets AB Balder Class Ba,c	108,477	529,207
Hufvudstaden AB Class A	147,951	1,589,901
Klovern AB	122,247	427,288
Kungsleden AB	135,099	829,882
Wallenstam AB Class B	116,586	1,157,476
Wihlborgs Fastigheter AB	74,817	1,037,680

		9,058,938
SWITZERLAND — 2.46%
Allreal Holding AG Registered[a]	6,732	1,056,175
Mobimo Holding AG Registered[a]	5,967	1,452,880
PSP Swiss Property AG Registered[a]	44,829	4,025,300
Swiss Prime Site AG Registered[a]	53,091	4,430,830

		10,965,185
UNITED KINGDOM — 9.71%
A&J Mucklow Group PLC	22,950	124,380
Big Yellow Group PLC	128,520	618,579
British Land Co. PLC	858,942	6,826,121
Capital & Counties Properties PLC	662,949	2,142,296
Capital Shopping Centres Group PLC	625,464	3,300,896
Daejan Holdings PLC	4,743	249,388
Derwent London PLC	98,838	2,795,879
Development Securities PLC	116,739	312,785
F&C Commercial Property Trust Ltd.	507,501	855,422
Grainger PLC	302,328	487,008
Great Portland Estates PLC	303,552	1,775,017
Hammerson PLC	687,582	4,662,633
Hansteen Holdings PLC	618,579	736,786
Helical Bar PLC	118,269	364,417
ING UK Real Estate Income Trust Ltd.	337,824	226,288
IRP Property Investments Ltd.	108,936	121,174
Land Securities Group PLC	757,350	8,946,967
London & Stamford Property PLC	530,145	955,573

Security	Shares	Value

Primary Health Properties PLC	66,555	$360,972
Quintain Estates and Development PLC[a]	507,348	315,126
Safestore Holdings PLC	181,152	329,463
Schroder REIT Ltd.	340,884	189,589
SEGRO PLC	720,324	2,586,204
Shaftesbury PLC	242,811	2,016,788
St. Modwen Properties PLC	148,410	404,270
Standard Life Investment Property Income Trust PLC	130,968	133,984
UK Commercial Property Trust Ltd.	464,355	554,222
UNITE Group PLC	155,448	492,859
Workspace Group PLC	142,290	521,613

		43,406,699

TOTAL COMMON STOCKS
(Cost: $403,008,767)		442,851,735

RIGHTS — 0.01%

GERMANY — 0.01%
GSW Immobilien AGa	38,073	44,713

		44,713

TOTAL RIGHTS
(Cost: $0)		44,713

WARRANTS — 0.00%

NETHERLANDS — 0.00%
Nieuwe Steen Investments NV (Expires 4/01/13)[a,b]	16,093	2

		2

TOTAL WARRANTS
(Cost: $0)		2

SHORT-TERM INVESTMENTS — 2.64%

MONEY MARKET FUNDS — 2.64%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.26%[d,e,f]	10,991,779	10,991,779
BlackRock Cash Funds: Prime, SL Agency Shares
0.24%[d,e,f]	799,015	799,015

40	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® FTSE EPRA/NAREIT DEVELOPED REAL ESTATE EX-U.S. INDEX FUND

April 30, 2012

Security	Shares	Value

BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[d,e]	8,877	$8,877

		11,799,671

TOTAL SHORT-TERM INVESTMENTS
(Cost: $11,799,671)		11,799,671

TOTAL INVESTMENTS IN SECURITIES — 101.75%
(Cost: $414,808,438)		454,696,121
Other Assets, Less Liabilities — (1.75)%		(7,841,927)

NET ASSETS — 100.00%		$446,854,194

[a]	Non-income earning security.
[b]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[c]	All or a portion of this security represents a security on loan. See Note 5.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	41

Schedule of Investments

iSHARES® FTSE EPRA/NAREIT NORTH AMERICA INDEX FUND

April 30, 2012

Security	Shares	Value

COMMON STOCKS — 99.74%

CANADA — 10.18%
Allied Properties Real Estate Investment Trust	2,894	$80,321
Artis Real Estate Investment Trust	5,264	89,727
Boardwalk Real Estate Investment Trust	2,674	159,176
Brookfield Office Properties Inc.	20,951	379,385
Calloway Real Estate Investment Trust	5,963	165,862
Canadian Apartment Properties Real Estate Investment Trust	4,719	110,959
Canadian Real Estate Investment Trust	3,734	146,231
Chartwell Seniors Housing Real Estate Investment Trust	8,076	76,186
Cominar Real Estate Investment Trust	5,656	137,972
Crombie Real Estate Investment Trust	2,562	36,824
Dundee Real Estate Investment Trust	4,628	172,762
Extendicare Real Estate Investment Trust	4,691	38,461
First Capital Realty Inc.	3,999	74,398
H&R Real Estate Investment Trust	9,592	236,900
InnVest Real Estate Investment Trust	5,236	26,976
Killam Properties Inc.	2,742	37,358
Morguard Real Estate Investment Trust	2,412	41,236
Northern Property Real Estate Investment Trust	1,642	54,564
NorthWest Healthcare Properties Real Estate Investment Trust	1,962	25,499
Primaris Retail Real Estate Investment Trust	4,466	104,739
RioCan Real Estate Investment Trust	15,230	418,384
TransGlobe Apartment Real Estate Investment Trust	3,219	46,398

		2,660,318
UNITED STATES — 89.56%
Acadia Realty Trust[a]	2,378	55,122
Agree Realty Corp.[a]	628	14,318
Alexander’s Inc.[a]	114	44,418
Alexandria Real Estate Equities Inc.	3,443	257,950
American Assets Trust Inc.	2,194	51,581
American Campus Communities Inc.[a]	4,166	185,179
Apartment Investment and Management Co. Class A	6,743	183,072
Ashford Hospitality Trust Inc.	3,808	32,520
Associated Estates Realty Corp.[a]	2,357	39,904

Security	Shares	Value

AvalonBay Communities Inc.	5,301	$770,765
BioMed Realty Trust Inc.[a]	8,580	170,056
Boston Properties Inc.	8,236	891,547
Brandywine Realty Trust	7,980	94,643
BRE Properties Inc. Class A	4,227	221,917
Camden Property Trust	4,389	297,004
Campus Crest Communities Inc.	1,698	19,782
CapLease Inc.	3,662	15,197
CBL & Associates Properties Inc.[a]	8,283	154,312
Cedar Realty Trust Inc.[a]	3,783	19,747
Chesapeake Lodging Trust	1,797	32,526
Colonial Properties Trust[a]	4,873	109,009
CommonWealth REIT	4,678	87,712
Corporate Office Properties Trust	4,004	94,294
Cousins Properties Inc.	5,773	45,376
CubeSmart[a]	6,854	86,086
DCT Industrial Trust Inc.	13,718	81,348
DDR Corp.[a]	15,444	228,571
DiamondRock Hospitality Co.	9,299	98,848
Digital Realty Trust Inc.	5,857	439,802
Douglas Emmett Inc.	5,842	135,768
Duke Realty Corp.	14,463	214,342
DuPont Fabros Technology Inc.[a]	3,490	94,753
EastGroup Properties Inc.	1,553	78,116
Education Realty Trust Inc.	5,143	57,962
Entertainment Properties Trust	2,590	124,294
Equity Lifestyle Properties Inc.	2,275	159,113
Equity One Inc.	3,195	66,392
Equity Residential	16,399	1,007,555
Essex Property Trust Inc.[a]	1,943	306,936
Extra Space Storage Inc.[a]	5,236	158,913
Federal Realty Investment Trust	3,542	356,538
FelCor Lodging Trust Inc.[b]	6,953	29,342
First Industrial Realty Trust Inc.[b]	4,826	59,553
First Potomac Realty Trust	2,797	34,795
Forest City Enterprises Inc. Class Ab	8,382	133,693
Franklin Street Properties Corp.[a]	4,635	46,674
General Growth Properties Inc.	26,177	465,951
Getty Realty Corp.	1,408	22,275
Glimcher Realty Trust	7,786	77,004
Government Properties Income Trust	1,970	45,743
HCP Inc.	22,658	939,174
Health Care REIT Inc.	11,892	673,801

42	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® FTSE EPRA/NAREIT NORTH AMERICA INDEX FUND

April 30, 2012

Security	Shares	Value

Healthcare Realty Trust Inc.	4,347	$93,374
Hersha Hospitality Trust[a]	9,414	54,130
Highwoods Properties Inc.	3,671	127,494
Home Properties Inc.	2,695	164,530
Hospitality Properties Trust	6,886	189,916
Host Hotels & Resorts Inc.	39,408	655,749
Inland Real Estate Corp.[a]	4,955	42,613
Investors Real Estate Trust[a]	4,670	33,717
Kilroy Realty Corp.[a]	3,810	180,784
Kimco Realty Corp.	22,651	439,656
Kite Realty Group Trust[a]	3,261	16,664
LaSalle Hotel Properties	4,785	140,727
Lexington Realty Trust[a]	8,627	76,780
Liberty Property Trust[a]	6,455	235,285
LTC Properties Inc.[a]	1,685	56,077
Macerich Co. (The)[a]	7,358	453,032
Mack-Cali Realty Corp.	4,906	140,900
Medical Properties Trust Inc.	7,517	70,509
Mid-America Apartment Communities Inc.	2,266	154,247
National Health Investors Inc.[a]	1,545	76,431
National Retail Properties Inc.[a]	5,907	161,734
Omega Healthcare Investors Inc.[a]	5,755	123,215
Parkway Properties Inc.[a]	1,215	12,016
Pebblebrook Hotel Trust	2,829	68,122
Pennsylvania Real Estate Investment Trust	3,072	43,284
Piedmont Office Realty Trust Inc. Class A	9,636	170,943
Post Properties Inc.	2,970	144,639
Prologis Inc.	25,617	916,576
PS Business Parks Inc.[a]	1,012	69,069
Public Storage	7,118	1,019,725
Ramco-Gershenson Properties Trust[a]	2,171	26,139
Realty Income Corp.[a]	7,432	292,375
Regency Centers Corp.	5,016	225,519
Retail Opportunity Investments Corp.	2,765	33,595
RLJ Lodging Trust	5,940	111,553
Rouse Properties Inc.[b]	1,340	18,010
Sabra Healthcare REIT Inc.	2,049	34,300
Saul Centers Inc.	814	32,568
Senior Housing Properties Trust	9,078	200,442
Simon Property Group Inc.	16,615	2,585,294
SL Green Realty Corp.	4,773	393,486
Sovran Self Storage Inc.[a]	1,618	85,269
Strategic Hotels & Resorts Inc.[a,b]	10,374	70,647

Security	Shares	Value

Sun Communities Inc.[a]	1,475	$64,531
Sunstone Hotel Investors Inc.[b]	6,594	67,259
Tanger Factory Outlet Centers Inc.	5,064	158,604
Taubman Centers Inc.	3,224	248,828
UDR Inc.	12,463	328,151
Universal Health Realty Income Trust[a]	643	26,003
Urstadt Biddle Properties Inc. Class Aa	1,159	22,299
Ventas Inc.	16,047	943,403
Vornado Realty Trust	10,281	882,521
Washington Real Estate Investment Trust	3,665	108,301
Weingarten Realty Investors[a]	6,743	179,094
Winthrop Realty Trust	1,382	14,746

		23,396,168

TOTAL COMMON STOCKS
(Cost: $23,673,083)		26,056,486

SHORT-TERM INVESTMENTS — 8.68%

MONEY MARKET FUNDS — 8.68%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.26%[c,d,e]	2,077,663	2,077,663
BlackRock Cash Funds: Prime, SL Agency Shares
0.24%[c,d,e]	151,030	151,030
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[c,d]	38,592	38,592

		2,267,285

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,267,285)		2,267,285

TOTAL INVESTMENTS IN SECURITIES — 108.42%
(Cost: $25,940,368)		28,323,771
Other Assets, Less Liabilities — (8.42)%		(2,200,093)

NET ASSETS — 100.00%		$26,123,678

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	43

Schedule of Investments

iSHARES® FTSE NAREIT INDUSTRIAL/OFFICE CAPPED INDEX FUND

April 30, 2012

Security	Shares	Value

COMMON STOCKS — 99.91%

REITs — DIVERSIFIED — 11.32%
Duke Realty Corp.	31,166	$461,880
Gladstone Commercial Corp.	1,464	24,873
Liberty Property Trust	12,814	467,070
Mission West Properties Inc.	3,029	26,595
PS Business Parks Inc.	2,418	165,029

		1,145,447
REITs — OFFICE PROPERTY — 62.71%
Alexandria Real Estate Equities Inc.	6,043	452,742
BioMed Realty Trust Inc.[a]	20,547	407,241
Boston Properties Inc.	17,091	1,850,101
Brandywine Realty Trust	19,075	226,229
CommonWealth REIT	11,184	209,700
Corporate Office Properties Trust	9,584	225,703
Douglas Emmett Inc.[a]	13,986	325,035
Franklin Street Properties Corp.	11,102	111,797
Government Properties Income Trust	4,702	109,180
Highwoods Properties Inc.[a]	9,669	335,804
Hudson Pacific Properties Inc.	3,366	53,284
Kilroy Realty Corp.[a]	9,124	432,934
Mack-Cali Realty Corp.	11,728	336,828
MPG Office Trust Inc.[a,b]	6,754	14,251
Parkway Properties Inc.[a]	2,931	28,988
Piedmont Office Realty Trust Inc. Class A	23,063	409,138
SL Green Realty Corp.	9,895	815,744

		6,344,699
REITs — WAREHOUSE/INDUSTRIAL — 25.88%
DCT Industrial Trust Inc.	32,735	194,118
EastGroup Properties Inc.[a]	3,719	187,066
First Industrial Realty Trust Inc.[b]	11,576	142,848
First Potomac Realty Trust[a]	6,668	82,950
Monmouth Real Estate Investment Corp. Class A	5,338	54,768
Prologis Inc.	53,136	1,901,206
STAG Industrial Inc.	2,125	29,580
Terreno Realty Corp.	1,776	25,397

		2,617,933

TOTAL COMMON STOCKS
(Cost: $8,536,974)		10,108,079

Security	Shares	Value

SHORT-TERM INVESTMENTS — 12.69%

MONEY MARKET FUNDS — 12.69%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.26%[c,d,e]	1,191,795	$1,191,795
BlackRock Cash Funds: Prime, SL Agency Shares
0.24%[c,d,e]	86,634	86,634
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[c,d]	4,896	4,896

		1,283,325

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,283,325)		1,283,325

TOTAL INVESTMENTS IN SECURITIES — 112.60%
(Cost: $9,820,299)		11,391,404
Other Assets, Less Liabilities — (12.60)%		(1,274,545)

NET ASSETS — 100.00%		$10,116,859

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

44	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® FTSE NAREIT MORTGAGE PLUS CAPPED INDEX FUND

April 30, 2012

Security	Shares	Value

COMMON STOCKS — 99.99%

FINANCE — MORTGAGE LOAN/BANKER — 0.48%
Apollo Residential Mortgage Inc.	88,068	$1,598,434

		1,598,434

REITs — MORTGAGE — 99.51%
AG Mortgage Investment Trust Inc.	128,669	2,547,646
American Capital Agency Corp.	2,110,659	65,936,987
American Capital Mortgage Investment Corp.	188,760	4,290,515
Annaly Capital Management Inc.[a]	4,229,315	69,022,421
Anworth Mortgage Asset Corp.[a]	1,148,798	7,742,898
Apollo Commercial Real Estate Finance Inc.[a]	176,315	2,843,961
Arbor Realty Trust Inc.[a,b]	155,380	871,682
ARMOUR Residential REIT Inc.	1,523,237	10,632,194
Capstead Mortgage Corp.[a]	774,462	10,633,363
Chimera Investment Corp.[a]	7,226,060	20,883,313
Colony Financial Inc.	282,194	4,794,476
CreXus Investment Corp.[a]	657,027	6,892,213
CYS Investments Inc.[a]	957,749	13,149,894
Dynex Capital Inc.[a]	453,475	4,276,269
Hatteras Financial Corp.	594,534	17,318,775
Invesco Mortgage Capital Inc.	769,659	13,576,785
iStar Financial Inc.[a,b]	702,453	4,860,975
MFA Financial Inc.[a]	1,872,481	13,818,910
Newcastle Investment Corp.[a]	1,043,435	7,377,085
NorthStar Realty Finance Corp.[a]	952,554	5,429,558
PennyMac Mortgage Investment Trust[c]	238,071	4,830,461
RAIT Financial Trust[a]	427,708	2,070,107
Redwood Trust Inc.[a]	673,557	7,867,146
Resource Capital Corp.[a]	665,489	3,593,641
Starwood Property Trust Inc.	793,662	16,563,726
Two Harbors Investment Corp.	1,327,095	13,881,414

		335,706,415

TOTAL COMMON STOCKS
(Cost: $324,562,793)		337,304,849

Security	Shares	Value

SHORT-TERM INVESTMENTS — 6.60%

MONEY MARKET FUNDS — 6.60%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.26%[c,d,e]	20,630,717	$20,630,717
BlackRock Cash Funds: Prime, SL Agency Shares
0.24%[c,d,e]	1,499,689	1,499,689
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[c,d]	139,573	139,573

		22,269,979

TOTAL SHORT-TERM INVESTMENTS
(Cost: $22,269,979)		22,269,979

TOTAL INVESTMENTS IN SECURITIES — 106.59%
(Cost: $346,832,772)		359,574,828
Other Assets, Less Liabilities — (6.59)%		(22,222,999)

NET ASSETS — 100.00%		$337,351,829

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	45

Schedule of Investments

iSHARES® FTSE NAREIT REAL ESTATE 50 INDEX FUND

April 30, 2012

Security	Shares	Value

COMMON STOCKS — 99.95%

REITs — APARTMENTS — 15.40%
American Campus Communities Inc.[a]	9,375	$416,719
Apartment Investment and Management Co. Class A	15,193	412,490
AvalonBay Communities Inc.	11,972	1,740,729
BRE Properties Inc. Class A	9,520	499,800
Camden Property Trust	9,919	671,219
Equity Residential	37,017	2,274,324
Essex Property Trust Inc.[a]	4,383	692,382
Home Properties Inc.	6,072	370,696
Mid-America Apartment Communities Inc.[a]	5,118	348,382
UDR Inc.	28,117	740,321

		8,167,062
REITs — DIVERSIFIED — 19.23%
American Tower Corp.	49,943	3,275,262
Digital Realty Trust Inc.	13,214	992,239
Duke Realty Corp.	32,559	482,525
Liberty Property Trust	14,576	531,295
Plum Creek Timber Co. Inc.	20,509	862,198
Rayonier Inc.[a]	15,214	689,955
Vornado Realty Trust	23,199	1,991,402
Weyerhaeuser Co.	67,479	1,373,873

		10,198,749
REITs — HEALTH CARE — 11.73%
HCP Inc.	51,124	2,119,090
Health Care REIT Inc.	26,816	1,519,395
Senior Housing Properties Trust	20,447	451,470
Ventas Inc.[a]	36,226	2,129,726

		6,219,681
REITs — HOTELS — 3.59%
Hospitality Properties Trust	15,513	427,849
Host Hotels & Resorts Inc.	88,910	1,479,462

		1,907,311
REITs — MORTGAGE — 7.31%
American Capital Agency Corp.	37,771	1,179,966
Annaly Capital Management Inc.	122,018	1,991,334
Chimera Investment Corp.[a]	129,219	373,443
MFA Financial Inc.	44,816	330,742

		3,875,485

Security	Shares	Value

REITs — OFFICE PROPERTY — 9.81%
Alexandria Real Estate Equities Inc.	7,781	$582,952
BioMed Realty Trust Inc.	19,350	383,517
Boston Properties Inc.	18,589	2,012,259
Douglas Emmett Inc.	13,175	306,187
Highwoods Properties Inc.	9,401	326,497
Mack-Cali Realty Corp.	11,050	317,356
Piedmont Office Realty Trust Inc. Class A	21,720	385,313
SL Green Realty Corp.	10,768	887,714

		5,201,795
REITs — OUTLET CENTERS — 1.93%
National Retail Properties Inc.[a]	13,307	364,346
Realty Income Corp.[a]	16,769	659,692

		1,024,038
REITs — REGIONAL MALLS — 16.63%
CBL & Associates Properties Inc.	18,670	347,822
General Growth Properties Inc.	59,066	1,051,375
Macerich Co. (The)[a]	16,609	1,022,616
Simon Property Group Inc.	37,492	5,833,755
Taubman Centers Inc.	7,288	562,488

		8,818,056
REITs — SHOPPING CENTERS — 6.08%
DDR Corp.	34,867	516,032
Federal Realty Investment Trust	7,987	803,971
Kimco Realty Corp.	51,094	991,734
Regency Centers Corp.	11,334	509,577
Weingarten Realty Investors[a]	15,198	403,659

		3,224,973
REITs — STORAGE — 4.34%
Public Storage	16,071	2,302,331

		2,302,331
REITs — WAREHOUSE/INDUSTRIAL — 3.90%
Prologis Inc.	57,794	2,067,869

		2,067,869

TOTAL COMMON STOCKS
(Cost: $46,326,987)		53,007,350

46	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® FTSE NAREIT REAL ESTATE 50 INDEX FUND

April 30, 2012

Security	Shares	Value

SHORT-TERM INVESTMENTS — 8.95%

MONEY MARKET FUNDS — 8.95%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.26%[b,c,d]	4,400,101	$4,400,101
BlackRock Cash Funds: Prime, SL Agency Shares
0.24%[b,c,d]	319,852	319,852
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[b,c]	25,837	25,837

		4,745,790

TOTAL SHORT-TERM INVESTMENTS
(Cost: $4,745,790)		4,745,790

TOTAL INVESTMENTS IN SECURITIES — 108.90%
(Cost: $51,072,777)		57,753,140
Other Assets, Less Liabilities — (8.90)%		(4,717,167)

NET ASSETS — 100.00%		$53,035,973

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	47

Schedule of Investments

iSHARES® FTSE NAREIT RESIDENTIAL PLUS CAPPED INDEX FUND

April 30, 2012

Security	Shares	Value

COMMON STOCKS — 99.79%

PROPERTY TRUST — 1.25%
Sovran Self Storage Inc.[a]	41,704	$2,197,801

		2,197,801

REITs — APARTMENTS — 49.12%
American Campus Communities Inc.	107,269	4,768,107
Apartment Investment and Management Co. Class A	173,800	4,718,670
Associated Estates Realty Corp.	61,021	1,033,085
AvalonBay Communities Inc.[a]	89,809	13,058,229
BRE Properties Inc. Class A	108,954	5,720,085
Camden Property Trust	113,095	7,653,139
Campus Crest Communities Inc.	44,198	514,907
Colonial Properties Trust[a]	125,516	2,807,793
Education Realty Trust Inc.	132,508	1,493,365
Equity Residential	277,666	17,059,799
Essex Property Trust Inc.[a]	50,068	7,909,242
Home Properties Inc.	69,445	4,239,617
Mid-America Apartment Communities Inc.[a]	58,514	3,983,048
Post Properties Inc.	76,607	3,730,761
UDR Inc.	291,429	7,673,325

		86,363,172

REITs — HEALTH CARE — 32.58%
HCP Inc.	383,502	15,896,158
Health Care REIT Inc.	137,323	7,780,721
Healthcare Realty Trust Inc.	112,031	2,406,426
LTC Properties Inc.[a]	43,698	1,454,269
Medical Properties Trust Inc.[a]	193,488	1,814,917
National Health Investors Inc.[a]	39,973	1,977,464
Omega Healthcare Investors Inc.[a]	148,368	3,176,559
Sabra Healthcare REIT Inc.	53,175	890,150
Senior Housing Properties Trust	233,984	5,166,367
Universal Health Realty Income Trust[a]	18,199	735,968
Ventas Inc.	271,744	15,975,830

		57,274,829

REITs — MANUFACTURED HOMES — 3.43%
Equity Lifestyle Properties Inc.	58,701	4,105,548
Sun Communities Inc.[a]	38,096	1,666,700
UMH Properties Inc.	21,456	252,966

		6,025,214

Security	Shares	Value

REITs — STORAGE — 13.41%
CubeSmart[a]	176,457	$2,216,300
Extra Space Storage Inc.	134,953	4,095,824
Public Storage	120,548	17,269,706

		23,581,830

TOTAL COMMON STOCKS
(Cost: $161,399,952)		175,442,846

SHORT-TERM INVESTMENTS — 11.80%

MONEY MARKET FUNDS — 11.80%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.26%[b,c,d]	19,099,545	19,099,545
BlackRock Cash Funds: Prime, SL Agency Shares
0.24%[b,c,d]	1,388,385	1,388,385
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[b,c]	253,240	253,240

		20,741,170

TOTAL SHORT-TERM INVESTMENTS
(Cost: $20,741,170)		20,741,170

TOTAL INVESTMENTS IN SECURITIES — 111.59%
(Cost: $182,141,122)		196,184,016
Other Assets, Less Liabilities — (11.59)%		(20,377,763)

NET ASSETS — 100.00%		$175,806,253

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

48	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® FTSE NAREIT RETAIL CAPPED INDEX FUND

April 30, 2012

Security	Shares	Value

COMMON STOCKS — 99.77%

REITs — OUTLET CENTERS — 9.60%
Agree Realty Corp.	1,931	$44,027
Getty Realty Corp.	4,351	68,833
National Retail Properties Inc.[a]	18,327	501,793
Realty Income Corp.[a]	13,170	518,108

		1,132,761

REITs — REGIONAL MALLS — 55.29%
CBL & Associates Properties Inc.[a]	25,706	478,903
General Growth Properties Inc.	51,362	914,244
Glimcher Realty Trust	24,180	239,140
Macerich Co. (The)	14,443	889,255
Pennsylvania Real Estate Investment Trust[a]	9,574	134,898
Rouse Properties Inc.[a,b]	4,228	56,824
Simon Property Group Inc.	17,836	2,775,281
Tanger Factory Outlet Centers Inc.	15,729	492,632
Taubman Centers Inc.	6,998	540,106

		6,521,283

REITs — SHOPPING CENTERS — 34.88%
Acadia Realty Trust[a]	7,374	170,929
Alexander’s Inc.	353	137,539
Cedar Realty Trust Inc.[a]	11,758	61,377
DDR Corp.	34,277	507,300
Equity One Inc.	9,926	206,262
Excel Trust Inc.	5,824	69,830
Federal Realty Investment Trust	5,077	511,051
Inland Real Estate Corp.[a]	15,358	132,079
Kimco Realty Corp.	44,431	862,406
Kite Realty Group Trust[a]	11,043	56,430
Ramco-Gershenson Properties Trust	6,775	81,571
Regency Centers Corp.	11,611	522,030
Retail Opportunity Investments Corp.	8,588	104,344
Saul Centers Inc.	2,512	100,505
Urstadt Biddle Properties Inc. Class A	3,591	69,091
Weingarten Realty Investors[a]	19,627	521,293

		4,114,037

TOTAL COMMON STOCKS
(Cost: $10,271,016)		11,768,081

Security	Shares	Value

SHORT-TERM INVESTMENTS — 15.04%

MONEY MARKET FUNDS — 15.04%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.26%[c,d,e]	1,636,042	$1,636,042
BlackRock Cash Funds: Prime, SL Agency Shares
0.24%[c,d,e]	118,928	118,928
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[c,d]	18,891	18,891

		1,773,861

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,773,861)		1,773,861

TOTAL INVESTMENTS IN SECURITIES — 114.81%
(Cost: $12,044,877)		13,541,942
Other Assets, Less Liabilities — (14.81)%		(1,746,195)

NET ASSETS — 100.00%		$11,795,747

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	49

Statements of Assets and Liabilities

iSHARES® TRUST

April 30, 2012

	iShares FTSE EPRA/NAREIT Developed Asia Index Fund	iShares FTSE EPRA/NAREIT Developed Europe Index Fund	iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund

ASSETS
Investments, at cost:
Unaffiliated	$26,987,036	$14,609,872	$403,008,767
Affiliated (Note 2)	736,480	3,253	11,799,671

Total cost of investments	$27,723,516	$14,613,125	$414,808,438

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$25,887,066	$12,290,153	$442,896,450
Affiliated (Note 2)	736,480	3,253	11,799,671

Total fair value of investments	26,623,546	12,293,406	454,696,121
Foreign currencies, at value[b]	23,563	98,537	1,675,860
Receivables:
Investment securities sold	18,526	—	82
Due from custodian (Note 4)	—	—	1,155,937
Dividends and interest	154,921	95,465	2,524,100
Capital shares sold	—	—	328,197

Total Assets	26,820,556	12,487,408	460,380,297

LIABILITIES
Payables:
Investment securities purchased	—	27,143	1,575,105
Collateral for securities on loan (Note 5)	732,010	—	11,790,794
Securities related to in-kind transactions (Note 4)	18,526	—	—
Investment advisory fees (Note 2)	10,866	4,838	160,204

Total Liabilities	761,402	31,981	13,526,103

NET ASSETS	$26,059,154	$12,455,427	$446,854,194

Net assets consist of:
Paid-in capital	$32,402,050	$16,393,302	$466,444,187
Undistributed (distributions in excess of) net investment income	(397,819)	231,500	(15,823,108)
Accumulated net realized loss	(4,847,187)	(1,850,865)	(43,688,079)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(1,097,890)	(2,318,510)	39,921,194

NET ASSETS	$26,059,154	$12,455,427	$446,854,194

Shares outstanding[c]	900,000	450,000	15,300,000

Net asset value per share	$28.95	$27.68	$29.21

[a]	Securities on loan with values of $692,048, $ — and $11,116,377, respectively. See Note 5.
[b]	Cost of foreign currencies: $23,460, $98,249 and $1,671,113, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

50	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2012

	iShares FTSE EPRA/NAREIT North America Index Fund	iShares FTSE NAREIT Industrial/Office Capped Index Fund	iShares FTSE NAREIT Mortgage Plus Capped Index Fund

ASSETS
Investments, at cost:
Unaffiliated	$23,673,083	$8,536,974	$320,466,077
Affiliated (Note 2)	2,267,285	1,283,325	26,366,695

Total cost of investments	$25,940,368	$9,820,299	$346,832,772

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$26,056,486	$10,108,079	$332,474,388
Affiliated (Note 2)	2,267,285	1,283,325	27,100,440

Total fair value of investments	28,323,771	11,391,404	359,574,828
Foreign currencies, at value[b]	2,236	—	—
Cash	—	—	22,696
Receivables:
Investment securities sold	52,328	—	—
Dividends and interest	25,173	9,853	5,623
Capital shares sold	18,586	—	1,159

Total Assets	28,422,094	11,401,257	359,604,306

LIABILITIES
Payables:
Investment securities purchased	60,454	2,117	—
Collateral for securities on loan (Note 5)	2,228,693	1,278,429	22,130,406
Investment advisory fees (Note 2)	9,269	3,852	122,071

Total Liabilities	2,298,416	1,284,398	22,252,477

NET ASSETS	$26,123,678	$10,116,859	$337,351,829

Net assets consist of:
Paid-in capital	$24,966,592	$10,113,889	$368,567,133
Distributions in excess of net investment income	(50,732)	—	—
Accumulated net realized loss	(1,175,567)	(1,568,135)	(43,957,360)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	2,383,385	1,571,105	12,742,056

NET ASSETS	$26,123,678	$10,116,859	$337,351,829

Shares outstanding[c]	550,000	350,000	24,100,000

Net asset value per share	$47.50	$28.91	$14.00

[a]	Securities on loan with values of $2,169,546, $1,242,901 and $21,023,573, respectively. See Note 5.
[b]	Cost of foreign currencies: $2,228, $ — and $ —, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	51

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2012

	iShares FTSE NAREIT Real Estate 50 Index Fund	iShares FTSE NAREIT Residential Plus Capped Index Fund	iShares FTSE NAREIT Retail Capped Index Fund

ASSETS
Investments, at cost:
Unaffiliated	$46,326,987	$161,399,952	$10,271,016
Affiliated (Note 2)	4,745,790	20,741,170	1,773,861

Total cost of investments	$51,072,777	$182,141,122	$12,044,877

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$53,007,350	$175,442,846	$11,768,081
Affiliated (Note 2)	4,745,790	20,741,170	1,773,861

Total fair value of investments	57,753,140	196,184,016	13,541,942
Receivables:
Dividends and interest	23,259	204,291	13,263
Capital shares sold	—	14,718	—

Total Assets	57,776,399	196,403,025	13,555,205

LIABILITIES
Payables:
Investment securities purchased	—	40,289	—
Collateral for securities on loan (Note 5)	4,719,953	20,487,930	1,754,970
Investment advisory fees (Note 2)	20,473	68,553	4,488

Total Liabilities	4,740,426	20,596,772	1,759,458

NET ASSETS	$53,035,973	$175,806,253	$11,795,747

Net assets consist of:
Paid-in capital	$51,148,808	$166,353,780	$11,617,096
Accumulated net realized loss	(4,793,198)	(4,590,421)	(1,318,414)
Net unrealized appreciation	6,680,363	14,042,894	1,497,065

NET ASSETS	$53,035,973	$175,806,253	$11,795,747

Shares outstanding[b]	1,350,000	3,700,000	350,000

Net asset value per share	$39.29	$47.52	$33.70

[a]	Securities on loan with values of $4,569,450, $19,973,662 and $1,704,094, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

52	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended April 30, 2012

	iShares FTSE EPRA/NAREIT Developed Asia Index Fund	iShares FTSE EPRA/NAREIT Developed Europe Index Fund	iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$913,298	$776,920	$16,093,561
Interest — affiliated (Note 2)	5	4	66
Securities lending income — affiliated (Note 2)	6,164	474	117,781

	919,467	777,398	16,211,408
Less: Other foreign taxes (Note 1)	—	—	(3,149)

Total investment income	919,467	777,398	16,208,259

EXPENSES
Investment advisory fees (Note 2)	116,792	78,311	1,805,385

Total expenses	116,792	78,311	1,805,385

Net investment income	802,675	699,087	14,402,874

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(667,331)	(294,191)	(3,496,690)
In-kind redemptions — unaffiliated	636,883	(332,070)	3,001,261
Foreign currency transactions	2,420	(6,720)	(46,281)

Net realized loss	(28,028)	(632,981)	(541,710)

Net change in unrealized appreciation/depreciation on:
Investments	(2,253,444)	(5,074,494)	(40,606,053)
Translation of assets and liabilities in foreign currencies	744	(1,495)	4,257

Net change in unrealized appreciation/depreciation	(2,252,700)	(5,075,989)	(40,601,796)

Net realized and unrealized loss	(2,280,728)	(5,708,970)	(41,143,506)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,478,053)	$(5,009,883)	$(26,740,632)

[a]	Net of foreign withholding tax of $34,206, $90,190 and $1,222,648, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	53

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2012

	iShares FTSE EPRA/NAREIT North America Index Fund	iShares FTSE NAREIT Industrial/Office Capped Index Fund	iShares FTSE NAREIT Mortgage Plus Capped Index Fund

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$416,619	$259,246	$26,727,252
Dividends — affiliated (Note 2)	—	—	260,377
Interest — affiliated (Note 2)	8	4	82
Securities lending income — affiliated (Note 2)	2,355	2,160	85,495

	418,982	261,410	27,073,206
Less: Other foreign taxes (Note 1)	(125)	—	—

Total investment income	418,857	261,410	27,073,206

EXPENSES
Investment advisory fees (Note 2)	68,159	52,930	1,090,407

Total expenses	68,159	52,930	1,090,407

Net investment income	350,698	208,480	25,982,799

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(164,603)	(62,326)	(18,482,059)
Investments — affiliated (Note 2)	—	—	(43,663)
In-kind redemptions — unaffiliated	1,582,046	663,560	3,375,474
In-kind redemptions — affiliated (Note 2)	—	—	13,549
Foreign currency transactions	(230)	—	—

Net realized gain (loss)	1,417,213	601,234	(15,136,699)

Net change in unrealized appreciation/depreciation on:
Investments	(28,094)	(1,380,035)	1,875,180
Translation of assets and liabilities in foreign currencies	(95)	—	—

Net change in unrealized appreciation/depreciation	(28,189)	(1,380,035)	1,875,180

Net realized and unrealized gain (loss)	1,389,024	(778,801)	(13,261,519)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,739,722	$(570,321)	$12,721,280

[a]	Net of foreign withholding tax of $11,388, $ — and $ —, respectively.

See notes to financial statements.

54	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2012

	iShares FTSE NAREIT Real Estate 50 Index Fund	iShares FTSE NAREIT Residential Plus Capped Index Fund	iShares FTSE NAREIT Retail Capped Index Fund

NET INVESTMENT INCOME
Dividends — unaffiliated	$1,726,388	$4,355,136	$294,361
Interest — affiliated (Note 2)	17	60	4
Securities lending income — affiliated (Note 2)	9,589	38,344	2,056

Total investment income	1,735,994	4,393,540	296,421

EXPENSES
Investment advisory fees (Note 2)	238,704	722,414	45,587

Total expenses	238,704	722,414	45,587

Net investment income	1,497,290	3,671,126	250,834

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(503,544)	(1,442,388)	(38,796)
In-kind redemptions — unaffiliated	3,233,319	21,393,635	1,161,613

Net realized gain	2,729,775	19,951,247	1,122,817

Net change in unrealized appreciation/depreciation	(1,156,546)	(10,089,458)	20,179

Net realized and unrealized gain	1,573,229	9,861,789	1,142,996

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,070,519	$13,532,915	$1,393,830

See notes to financial statements.

FINANCIAL STATEMENTS	55

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares FTSE EPRA/NAREIT Developed Asia Index Fund		iShares FTSE EPRA/NAREIT Developed Europe Index Fund
	Year ended April 30, 2012	Year ended April 30, 2011	Year ended April 30, 2012	Year ended April 30, 2011

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$802,675	$639,141	$699,087	$606,653
Net realized gain (loss)	(28,028)	27,233	(632,981)	(498,878)
Net change in unrealized appreciation/depreciation	(2,252,700)	2,428,019	(5,075,989)	3,665,978

Net increase (decrease) in net assets resulting from operations	(1,478,053)	3,094,393	(5,009,883)	3,773,753

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,025,810)	(1,334,298)	(781,086)	(580,058)

Total distributions to shareholders	(1,025,810)	(1,334,298)	(781,086)	(580,058)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	5,847,305	6,058,267	5,102,013	9,649,357
Cost of shares redeemed	(5,462,668)	(3,015,123)	(7,897,714)	—

Net increase (decrease) in net assets from capital share transactions	384,637	3,043,144	(2,795,701)	9,649,357

INCREASE (DECREASE) IN NET ASSETS	(2,119,226)	4,803,239	(8,586,670)	12,843,052

NET ASSETS
Beginning of year	28,178,380	23,375,141	21,042,097	8,199,045

End of year	$26,059,154	$28,178,380	$12,455,427	$21,042,097

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(397,819)	$(851,933)	$231,500	$26,281

SHARES ISSUED AND REDEEMED
Shares sold	200,000	200,000	150,000	300,000
Shares redeemed	(200,000)	(100,000)	(300,000)	—

Net increase (decrease) in shares outstanding	—	100,000	(150,000)	300,000

See notes to financial statements.

56	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund		iShares FTSE EPRA/NAREIT North America Index Fund
	Year ended April 30, 2012	Year ended April 30, 2011	Year ended April 30, 2012	Year ended April 30, 2011

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$14,402,874	$12,833,543	$350,698	$236,564
Net realized gain (loss)	(541,710)	(974,743)	1,417,213	527,520
Net change in unrealized appreciation/depreciation	(40,601,796)	55,896,714	(28,189)	1,466,876

Net increase (decrease) in net assets resulting from operations	(26,740,632)	67,755,514	1,739,722	2,230,960

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(14,672,973)	(23,068,337)	(450,995)	(319,431)

Total distributions to shareholders	(14,672,973)	(23,068,337)	(450,995)	(319,431)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	79,327,623	59,460,593	15,879,032	6,002,912
Cost of shares redeemed	(8,173,183)	(12,449,831)	(4,563,371)	(1,947,655)

Net increase in net assets from capital share transactions	71,154,440	47,010,762	11,315,661	4,055,257

INCREASE IN NET ASSETS	29,740,835	91,697,939	12,604,388	5,966,786

NET ASSETS
Beginning of year	417,113,359	325,415,420	13,519,290	7,552,504

End of year	$446,854,194	$417,113,359	$26,123,678	$13,519,290

Distributions in excess of net investment income included in net assets at end of year	$(15,823,108)	$(18,033,832)	$(50,732)	$(46,429)

SHARES ISSUED AND REDEEMED
Shares sold	2,800,000	1,900,000	350,000	150,000
Shares redeemed	(300,000)	(400,000)	(100,000)	(50,000)

Net increase in shares outstanding	2,500,000	1,500,000	250,000	100,000

See notes to financial statements.

FINANCIAL STATEMENTS	57

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares FTSE NAREIT Industrial/Office Capped Index Fund		iShares FTSE NAREIT Mortgage Plus Capped Index Fund
	Year ended April 30, 2012	Year ended April 30, 2011	Year ended April 30, 2012	Year ended April 30, 2011

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$208,480	$200,547	$25,982,799	$8,534,995
Net realized gain (loss)	601,234	443,604	(15,136,699)	(2,045,026)
Net change in unrealized appreciation/depreciation	(1,380,035)	1,322,834	1,875,180	3,521,901

Net increase (decrease) in net assets resulting from operations	(570,321)	1,966,985	12,721,280	10,011,870

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(358,935)	(334,370)	(27,555,448)	(8,599,871)
From return of capital	—	—	(222,591)	—

Total distributions to shareholders	(358,935)	(334,370)	(27,778,039)	(8,599,871)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	—	5,232,565	228,068,449	101,770,341
Cost of shares redeemed	(3,944,727)	(2,349,925)	(34,985,980)	(2,150,358)

Net increase (decrease) in net assets from capital share transactions	(3,944,727)	2,882,640	193,082,469	99,619,983

INCREASE (DECREASE) IN NET ASSETS	(4,873,983)	4,515,255	178,025,710	101,031,982

NET ASSETS
Beginning of year	14,990,842	10,475,587	159,326,119	58,294,137

End of year	$10,116,859	$14,990,842	$337,351,829	$159,326,119

Undistributed net investment income included in net assets at end of year	$—	$—	$—	$108,264

SHARES ISSUED AND REDEEMED
Shares sold	—	200,000	16,450,000	6,700,000
Shares redeemed	(150,000)	(100,000)	(2,700,000)	(150,000)

Net increase (decrease) in shares outstanding	(150,000)	100,000	13,750,000	6,550,000

See notes to financial statements.

58	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares FTSE NAREIT Real Estate 50 Index Fund		iShares FTSE NAREIT Residential Plus Capped Index Fund
	Year ended April 30, 2012	Year ended April 30, 2011	Year ended April 30, 2012	Year ended April 30, 2011

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,497,290	$1,327,403	$3,671,126	$1,659,537
Net realized gain	2,729,775	1,637,372	19,951,247	6,709,444
Net change in unrealized appreciation/depreciation	(1,156,546)	7,537,330	(10,089,458)	8,897,749

Net increase in net assets resulting from operations	3,070,519	10,502,105	13,532,915	17,266,730

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,959,486)	(1,748,125)	(4,914,931)	(2,105,220)

Total distributions to shareholders	(1,959,486)	(1,748,125)	(4,914,931)	(2,105,220)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	19,997,058	26,749,335	164,726,307	58,165,509
Cost of shares redeemed	(24,546,154)	(21,715,054)	(101,313,732)	(14,464,036)

Net increase (decrease) in net assets from capital share transactions	(4,549,096)	5,034,281	63,412,575	43,701,473

INCREASE (DECREASE) IN NET ASSETS	(3,438,063)	13,788,261	72,030,559	58,862,983

NET ASSETS
Beginning of year	56,474,036	42,685,775	103,775,694	44,912,711

End of year	$53,035,973	$56,474,036	$175,806,253	$103,775,694

SHARES ISSUED AND REDEEMED
Shares sold	550,000	800,000	3,750,000	1,500,000
Shares redeemed	(700,000)	(650,000)	(2,400,000)	(400,000)

Net increase (decrease) in shares outstanding	(150,000)	150,000	1,350,000	1,100,000

See notes to financial statements.

FINANCIAL STATEMENTS	59

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares FTSE NAREIT Retail Capped Index Fund
	Year ended April 30, 2012	Year ended April 30, 2011

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$250,834	$254,311
Net realized gain	1,122,817	1,179,658
Net change in unrealized appreciation/depreciation	20,179	500,658

Net increase in net assets resulting from operations	1,393,830	1,934,627

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(309,311)	(361,346)

Total distributions to shareholders	(309,311)	(361,346)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	7,508,585	6,688,747
Cost of shares redeemed	(7,438,531)	(9,071,791)

Net increase (decrease) in net assets from capital share transactions	70,054	(2,383,044)

INCREASE (DECREASE) IN NET ASSETS	1,154,573	(809,763)

NET ASSETS
Beginning of year	10,641,174	11,450,937

End of year	$11,795,747	$10,641,174

SHARES ISSUED AND REDEEMED
Shares sold	250,000	250,000
Shares redeemed	(250,000)	(350,000)

Net decrease in shares outstanding	—	(100,000)

See notes to financial statements.

60	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares FTSE EPRA/NAREIT Developed Asia Index Fund
	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Period from Nov. 12, 2007[a] to Apr. 30, 2008
Net asset value,beginning of period	$31.31	$29.22	$20.62	$43.10	$48.06

Income from investment operations:
Net investment income[b]	0.91	0.78	0.85	0.94	0.52
Net realized and unrealized gain (loss)[c]	(2.16)	2.93	9.22	(22.28)	(5.08)

Total from investment operations	(1.25)	3.71	10.07	(21.34)	(4.56)

Less distributions from:
Net investment income	(1.11)	(1.62)	(1.47)	(1.00)	(0.40)
Return of capital	—	—	—	(0.14)	—

Total distributions	(1.11)	(1.62)	(1.47)	(1.14)	(0.40)

Net asset value, end of period	$28.95	$31.31	$29.22	$20.62	$43.10

Total return	(3.79)%	13.20%	49.34%	(50.04)%	(9.49)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$26,059	$28,178	$23,375	$10,312	$8,619
Ratio of expenses to average net assets[e]	0.48%	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets[e]	3.30%	2.61%	3.03%	3.81%	2.71%
Portfolio turnover rate[f]	11%	8%	15%	8%	2%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	61

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares FTSE EPRA/NAREIT Developed Europe Index Fund
	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Period from Nov. 12, 2007[a] to Apr. 30, 2008
Net asset value, beginning of period	$35.07	$27.33	$21.04	$49.50	$50.03

Income from investment operations:
Net investment income[b]	1.25	1.83	0.75	1.48	0.70
Net realized and unrealized gain (loss)[c]	(7.37)	7.78	6.38	(27.96)	(1.06)

Total from investment operations	(6.12)	9.61	7.13	(26.48)	(0.36)

Less distributions from:
Net investment income	(1.27)	(1.87)	(0.84)	(1.98)	(0.17)

Total distributions	(1.27)	(1.87)	(0.84)	(1.98)	(0.17)

Net asset value, end of period	$27.68	$35.07	$27.33	$21.04	$49.50

Total return	(17.66)%	37.23%	34.17%	(54.43)%	(0.71)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$12,455	$21,042	$8,199	$3,156	$4,950
Ratio of expenses to average net assets[e]	0.48%	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets[e]	4.28%	6.25%	2.65%	4.99%	3.10%
Portfolio turnover rate[f]	13%	11%	18%	12%	1%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
See notes to financial statements.

62	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund
	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Period from Nov. 12, 2007[a] to Apr. 30, 2008
Net asset value, beginning of period	$32.59	$28.80	$20.94	$44.91	$48.67

Income from investment operations:
Net investment income[b]	1.09	1.08	0.88	1.04	0.64
Net realized and unrealized gain (loss)[c]	(3.36)	4.64	9.02	(23.80)	(4.00)

Total from investment operations	(2.27)	5.72	9.90	(22.76)	(3.36)

Less distributions from:
Net investment income	(1.11)	(1.93)	(2.04)	(1.21)	(0.40)

Total distributions	(1.11)	(1.93)	(2.04)	(1.21)	(0.40)

Net asset value, end of period	$29.21	$32.59	$28.80	$20.94	$44.91

Total return	(6.93)%	20.89%	48.08%	(51.30)%	(6.88)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$446,854	$417,113	$325,415	$194,743	$22,457
Ratio of expenses to average net assets[e]	0.48%	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets[e]	3.83%	3.63%	3.17%	4.43%	3.19%
Portfolio turnover rate[f]	11%	7%	13%	9%	2%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	63

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares FTSE EPRA/NAREIT North America Index Fund
	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Period from Nov. 12, 2007[a] to Apr. 30, 2008
Net asset value, beginning of period	$45.06	$37.76	$22.78	$49.05	$49.98

Income from investment operations:
Net investment income[b]	1.06	0.95	1.04	1.31	0.75
Net realized and unrealized gain (loss)[c]	2.70	7.57	15.06	(25.44)	(0.74)

Total from investment operations	3.76	8.52	16.10	(24.13)	0.01

Less distributions from:
Net investment income	(1.32)	(1.22)	(1.09)	(1.47)	(0.92)
Return of capital	—	—	(0.03)	(0.67)	(0.02)

Total distributions	(1.32)	(1.22)	(1.12)	(2.14)	(0.94)

Net asset value, end of period	$47.50	$45.06	$37.76	$22.78	$49.05

Total return	8.82%	23.11%	72.16%	(49.99)%	0.08%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$26,124	$13,519	$7,553	$2,278	$4,905
Ratio of expenses to average net assets[e]	0.48%	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets[e]	2.47%	2.42%	3.45%	4.00%	3.49%
Portfolio turnover rate[f]	9%	12%	14%	16%	3%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

64	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares FTSE NAREIT Industrial/Office Capped Index Fund
	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Period from May 1, 2007[a] to Apr. 30, 2008
Net asset value, beginning of period	$29.98	$26.19	$16.79	$40.55	$49.84

Income from investment operations:
Net investment income[b]	0.50	0.51	0.74	0.90	0.96
Net realized and unrealized gain (loss)[c]	(0.70)	4.15	9.46	(23.48)	(8.11)

Total from investment operations	(0.20)	4.66	10.20	(22.58)	(7.15)

Less distributions from:
Net investment income	(0.87)	(0.87)	(0.70)	(0.80)	(1.22)
Return of capital	—	—	(0.10)	(0.38)	(0.92)

Total distributions	(0.87)	(0.87)	(0.80)	(1.18)	(2.14)

Net asset value, end of period	$28.91	$29.98	$26.19	$16.79	$40.55

Total return	(0.28)%	18.39%	62.09%	(56.46)%	(14.30)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$10,117	$14,991	$10,476	$2,518	$8,110
Ratio of expenses to average net assets[e]	0.48%	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets[e]	1.89%	1.96%	3.36%	3.29%	2.20%
Portfolio turnover rate[f]	15%	22%	36%	19%	11%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	65

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares FTSE NAREIT Mortgage Plus Capped Index Fund
	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Period from May 1, 2007[a] to Apr. 30, 2008
Net asset value, beginning of period	$15.39	$15.34	$12.71	$24.71	$49.89

Income from investment operations:
Net investment income[b]	1.55	1.45	1.40	1.95	3.63
Net realized and unrealized gain (loss)[c]	(1.33)	0.07	2.56	(11.46)	(25.31)

Total from investment operations	0.22	1.52	3.96	(9.51)	(21.68)

Less distributions from:
Net investment income	(1.60)	(1.47)	(1.33)	(2.49)	(3.35)
Return of capital	(0.01)	—	—	—	(0.15)

Total distributions	(1.61)	(1.47)	(1.33)	(2.49)	(3.50)

Net asset value, end of period	$14.00	$15.39	$15.34	$12.71	$24.71

Total return	2.48%	10.56%	32.00%	(40.70)%	(44.66)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$337,352	$159,326	$58,294	$30,513	$24,714
Ratio of expenses to average net assets[e]	0.48%	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets[e]	11.44%	9.58%	9.62%	12.70%	11.22%
Portfolio turnover rate[f]	79%	63%	50%	93%	42%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

66	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares FTSE NAREIT Real Estate 50 Index Fund
	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Period from May 1, 2007[a] to Apr. 30, 2008
Net asset value, beginning of period	$37.65	$31.62	$20.06	$41.25	$49.56

Income from investment operations:
Net investment income[b]	1.08	0.96	0.99	1.12	1.23
Net realized and unrealized gain (loss)[c]	1.99	6.27	11.71	(20.44)	(7.71)

Total from investment operations	3.07	7.23	12.70	(19.32)	(6.48)

Less distributions from:
Net investment income	(1.43)	(1.20)	(0.97)	(1.25)	(1.26)
Return of capital	—	—	(0.17)	(0.62)	(0.57)

Total distributions	(1.43)	(1.20)	(1.14)	(1.87)	(1.83)

Net asset value, end of period	$39.29	$37.65	$31.62	$20.06	$41.25

Total return	8.66%	23.53%	64.88%	(47.80)%	(13.05)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$53,036	$56,474	$42,686	$14,041	$18,565
Ratio of expenses to average net assets[e]	0.48%	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets[e]	3.01%	2.90%	3.85%	4.23%	2.91%
Portfolio turnover rate[f]	19%	18%	13%	18%	9%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	67

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares FTSE NAREIT Residential Plus Capped Index Fund
	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Period from May 1, 2007[a] to Apr. 30, 2008
Net asset value, beginning of period	$44.16	$35.93	$21.89	$43.20	$49.37

Income from investment operations:
Net investment income[b]	1.06	1.01	1.03	0.76	0.73
Net realized and unrealized gain (loss)[c]	3.71	8.44	14.22	(19.92)	(4.59)

Total from investment operations	4.77	9.45	15.25	(19.16)	(3.86)

Less distributions from:
Net investment income	(1.41)	(1.22)	(0.99)	(0.77)	(1.00)
Net realized gain	—	—	—	—	(0.17)
Return of capital	—	—	(0.22)	(1.38)	(1.14)

Total distributions	(1.41)	(1.22)	(1.21)	(2.15)	(2.31)

Net asset value, end of period	$47.52	$44.16	$35.93	$21.89	$43.20

Total return	11.19%	26.89%	71.40%	(45.55)%	(7.70)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$175,806	$103,776	$44,913	$14,227	$4,320
Ratio of expenses to average net assets[e]	0.48%	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets[e]	2.44%	2.60%	3.60%	2.64%	1.55%
Portfolio turnover rate[f]	28%	16%	14%	79%	18%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

68	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares FTSE NAREIT Retail Capped Index Fund
	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Period from May 1, 2007[a] to Apr. 30, 2008
Net asset value, beginning of period	$30.40	$25.45	$16.27	$38.90	$49.54

Income from investment operations:
Net investment income[b]	0.78	0.64	0.70	1.21	1.18
Net realized and unrealized gain (loss)[c]	3.54	5.24	9.38	(22.36)	(9.10)

Total from investment operations	4.32	5.88	10.08	(21.15)	(7.92)

Less distributions from:
Net investment income	(1.02)	(0.93)	(0.71)	(1.21)	(2.19)
Return of capital	—	—	(0.19)	(0.27)	(0.53)

Total distributions	(1.02)	(0.93)	(0.90)	(1.48)	(2.72)

Net asset value, end of period	$33.70	$30.40	$25.45	$16.27	$38.90

Total return	14.83%	23.73%	63.76%	(55.01)%	(15.88)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$11,796	$10,641	$11,451	$1,627	$5,835
Ratio of expenses to average net assets[e]	0.48%	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets[e]	2.64%	2.42%	3.37%	4.61%	2.77%
Portfolio turnover rate[f]	24%	28%	39%	22%	4%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	69

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares Index Fund	Diversification Classification
FTSE EPRA/NAREIT Developed Asia	Non-diversified
FTSE EPRA/NAREIT Developed Europe	Non-diversified
FTSE EPRA/NAREIT Developed Real Estate ex-U.S.	Non-diversified
FTSE EPRA/NAREIT North America	Non-diversified
FTSE NAREIT Industrial/Office Capped	Non-diversified

iShares Index Fund	Diversification Classification
FTSE NAREIT Mortgage Plus Capped	Non-diversified
FTSE NAREIT Real Estate 50	Non-diversified
FTSE NAREIT Residential Plus Capped	Non-diversified
FTSE NAREIT Retail Capped	Non-diversified

Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Each Fund may invest in securities of non-U.S. issuers that may trade in non-U.S. markets. This may involve certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Funds; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets and the risk of war.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

70	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

SECURITY VALUATION

U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The securities and other assets of each Fund are valued at fair value pursuant to the policies and procedures approved by the Board of Trustees of the Trust (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (NAV).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors in accordance with policies approved by the Board. Such valuations are reported to the Board.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability, and inputs that are derived principally from or corroborated by observable market data by correlation or other means; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Funds’ assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Funds’ perceived risk of that instrument.

NOTES TO FINANCIAL STATEMENTS	71

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of April 30, 2012. The breakdown of each Fund’s investments into major categories is disclosed in its respective Schedule of Investments.

iShares Index Fund and Investment Type	Investments
	Level 1	Level 2	Level 3		Total

FTSE EPRA/NAREIT Developed Asia
Assets:
Common Stocks	$25,886,995	$—	$71		$25,887,066
Short-Term Investments	736,480	—	—		736,480

	$26,623,475	$—	$71		$26,623,546

FTSE EPRA/NAREIT Developed Europe
Assets:
Common Stocks	$12,285,312	$—	$—		$12,285,312
Rights	—	4,841	—		4,841
Warrants	—	—	0	[a]	0	[a]
Short-Term Investments	3,253	—	—		3,253

	$12,288,565	$4,841	$0	[a]	$12,293,406

FTSE EPRA/NAREIT Developed Real Estate ex-U.S.
Assets:
Common Stocks	$442,850,861	$—	$874		$442,851,735
Rights	—	44,713	—		44,713
Warrants	—	—	2		2
Short-Term Investments	11,799,671	—	—		11,799,671

	$454,650,532	$44,713	$876		$454,696,121

FTSE EPRA/NAREIT North America
Assets:
Common Stocks	$26,056,486	$—	$—		$26,056,486
Short-Term Investments	2,267,285	—	—		2,267,285

	$28,323,771	$—	$—		$28,323,771

FTSE NAREIT Industrial/Office Capped
Assets:
Common Stocks	$10,108,079	$—	$—		$10,108,079
Short-Term Investments	1,283,325	—	—		1,283,325

	$11,391,404	$—	$—		$11,391,404

FTSE NAREIT Mortgage Plus Capped
Assets:
Common Stocks	$337,304,849	$—	$—		$337,304,849
Short-Term Investments	22,269,979	—	—		22,269,979

	$359,574,828	$—	$—		$359,574,828

72	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares Index Fund and Investment Type	Investments
	Level 1	Level 2	Level 3	Total

FTSE NAREIT Real Estate 50
Assets:
Common Stocks	$53,007,350	$—	$—	$53,007,350
Short-Term Investments	4,745,790	—	—	4,745,790

	$57,753,140	$—	$—	$57,753,140

FTSE NAREIT Residential Plus Capped
Assets:
Common Stocks	$175,442,846	$—	$—	$175,442,846
Short-Term Investments	20,741,170	—	—	20,741,170

	$196,184,016	$—	$—	$196,184,016

FTSE NAREIT Retail Capped
Assets:
Common Stocks	$11,768,081	$—	$—	$11,768,081
Short-Term Investments	1,773,861	—	—	1,773,861

	$13,541,942	$—	$—	$13,541,942

[a]	Rounds to less than $1.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of April 30, 2012 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS	73

Notes to Financial Statements (Continued)

iSHARES® TRUST

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, capital gains on investments, certain foreign currency transactions or other corporate events. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on capital gains from sales of investments and foreign currency transactions are included in their respective net realized gain (loss) categories, and foreign taxes on other corporate events are reflected in “Other foreign taxes.” Foreign taxes payable as of April 30, 2012, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

FEDERAL INCOME TAXES

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

RECENT ACCOUNTING STANDARD

In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statements and disclosures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee of 0.48% based on the average daily net assets of each Fund.

74	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”) to serve as securities lending agent for the Funds, subject to applicable conditions. BTC is an affiliate of BFA. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, and any fees or other payments to and from borrowers of securities. Each Fund retains 65% of securities lending income and pays a fee to BTC equal to 35% of such income. As securities lending agent, BTC is responsible for all transaction fees and all other operational costs relating to securities lending activities, other than extraordinary expenses. BTC is also responsible for fees and expenses incurred by each Fund as a result of the investment of cash collateral received for securities on loan in a money market fund managed by BFA or an affiliate.

For the year ended April 30, 2012, BTC earned securities lending agent fees from the Funds as follows:

iShares Index Fund	Securities Lending Agent Fees
FTSE EPRA/NAREIT Developed Asia	$3,319
FTSE EPRA/NAREIT Developed Europe	256
FTSE EPRA/NAREIT Developed Real Estate ex-U.S.	63,420
FTSE EPRA/NAREIT North America	1,268

iShares Index Fund	Securities Lending Agent Fees
FTSE NAREIT Industrial/Office Capped	$1,163
FTSE NAREIT Mortgage Plus Capped	46,036
FTSE NAREIT Real Estate 50	5,163
FTSE NAREIT Residential Plus Capped	20,647
FTSE NAREIT Retail Capped	1,107

At the Special Meeting of the Board of Trustees held on January 5, 2012, the Board approved a new distribution agreement with BlackRock Investments, LLC (“BRIL”). BRIL is an affiliate of BFA. Effective April 1, 2012, BRIL replaced SEI Investments Distribution Co. as the distributor for each Fund. Pursuant to the new distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trades for the year ended April 30, 2012, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest — affiliated” in the Statements of Operations.

As of April 30, 2012, The PNC Financial Services Group, Inc. (“PNC”) and Barclays PLC (“Barclays”) are the largest stockholders of BlackRock. Due to the ownership structure, PNC is an affiliate of the Funds for 1940 Act purposes, but Barclays is not.

Investments in issuers considered to be affiliates of the Funds (excluding short-term investments) during the year ended April 30, 2012, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

iShares Index Fund and Name of Affiliated Issuer	Shares Held at Beginning of Year	Shares Purchased	Shares Sold	Shares Held at End of Year	Value at End of Year	Dividend Income	Net Realized Gain (Loss)
FTSE NAREIT Mortgage Plus Capped
PennyMac Mortgage Investment Trust	74,476	268,500	(104,905)	238,071	$4,830,461	$260,377	$(30,114)

NOTES TO FINANCIAL STATEMENTS	75

Notes to Financial Statements (Continued)

iSHARES® TRUST

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended April 30, 2012 were as follows:

iShares Index Fund	Purchases	Sales
FTSE EPRA/NAREIT Developed Asia	$2,683,906	$2,933,453
FTSE EPRA/NAREIT Developed Europe	2,093,494	2,178,765
FTSE EPRA/NAREIT Developed Real Estate ex-U.S.	41,755,940	42,456,573
FTSE EPRA/NAREIT North America	1,437,536	1,347,174
FTSE NAREIT Industrial/Office Capped	1,675,314	2,010,574
FTSE NAREIT Mortgage Plus Capped	181,990,697	180,352,024
FTSE NAREIT Real Estate 50	9,631,529	9,608,503
FTSE NAREIT Residential Plus Capped	42,398,273	41,901,508
FTSE NAREIT Retail Capped	2,300,971	2,274,426

In-kind transactions (see Note 4) for the year ended April 30, 2012 were as follows:

iShares Index Fund	In-kind Purchases	In-kind Sales
FTSE EPRA/NAREIT Developed Asia	$5,790,459	$5,409,613
FTSE EPRA/NAREIT Developed Europe	5,077,949	7,869,577
FTSE EPRA/NAREIT Developed Real Estate ex-U.S.	78,119,148	8,075,707
FTSE EPRA/NAREIT North America	15,725,812	4,522,562
FTSE NAREIT Industrial/Office Capped	—	3,566,795
FTSE NAREIT Mortgage Plus Capped	225,656,593	34,420,387
FTSE NAREIT Real Estate 50	19,817,677	24,319,984
FTSE NAREIT Residential Plus Capped	164,011,207	100,993,708
FTSE NAREIT Retail Capped	7,492,322	7,430,487

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities, which constitutes an optimized representation of the securities of that fund’s underlying index, and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash pay an additional variable charge to compensate

76	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the Statements of Assets and Liabilities.

5.	LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BFA or its affiliates. Each Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the value of the cash collateral received.

As of April 30, 2012, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA. The value of the securities on loan as of April 30, 2012 and the value of the related collateral are disclosed in the Statements of Assets and Liabilities. Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral, net of fees and other payments to and from borrowers, and less the fees paid to BTC as securities lending agent.

NOTES TO FINANCIAL STATEMENTS	77

Notes to Financial Statements (Continued)

iSHARES® TRUST

6.	INCOME TAX INFORMATION

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of April 30, 2012, attributable to passive foreign investment companies, distributions paid in excess of taxable income, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares Index Fund	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
FTSE EPRA/NAREIT Developed Asia	$(145,928)	$677,249	$(531,321)
FTSE EPRA/NAREIT Developed Europe	(982,099)	287,218	694,881
FTSE EPRA/NAREIT Developed Real Estate ex-U.S.	1,356,997	2,480,823	(3,837,820)
FTSE EPRA/NAREIT North America	1,321,360	95,994	(1,417,354)
FTSE NAREIT Industrial/Office Capped	404,652	150,455	(555,107)
FTSE NAREIT Mortgage Plus Capped	(271,725)	1,464,385	(1,192,660)
FTSE NAREIT Real Estate 50	1,896,988	462,196	(2,359,184)
FTSE NAREIT Residential Plus Capped	18,453,836	1,243,805	(19,697,641)
FTSE NAREIT Retail Capped	1,050,111	58,477	(1,108,588)

The tax character of distributions paid during the years ended April 30, 2012 and April 30, 2011 was as follows:

iShares Index Fund	2012	2011
FTSE EPRA/NAREIT Developed Asia
Ordinary income	$1,025,810	$1,334,298

FTSE EPRA/NAREIT Developed Europe
Ordinary income	$781,086	$580,058

FTSE EPRA/NAREIT Developed Real Estate ex-U.S.
Ordinary income	$14,672,973	$23,068,337

FTSE EPRA/NAREIT North America
Ordinary income	$450,995	$319,431

FTSE NAREIT Industrial/Office Capped
Ordinary income	$358,935	$334,370

78	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares Index Fund	2012	2011

FTSE NAREIT Mortgage Plus Capped
Ordinary income	$27,555,448	$8,599,871
Return of capital	222,591	—

	$27,778,039	$8,599,871

FTSE NAREIT Real Estate 50
Ordinary income	$1,959,486	$1,748,125

FTSE NAREIT Residential Plus Capped
Ordinary income	$4,914,931	$2,105,220

FTSE NAREIT Retail Capped
Ordinary income	$309,311	$361,346

As of April 30, 2012, the tax components of accumulated net earnings (losses) were as follows:

iShares Index Fund	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
FTSE EPRA/NAREIT Developed Asia	$266,292	$(3,591,560)	$(2,640,273)	$(377,355)	$(6,342,896)
FTSE EPRA/NAREIT Developed Europe	274,618	(1,414,225)	(2,636,303)	(161,965)	(3,937,875)
FTSE EPRA/NAREIT Developed Real Estate ex-U.S.	6,674,334	(23,250,849)	(811,254)	(2,202,224)	(19,589,993)
FTSE EPRA/NAREIT North America	—	(963,921)	2,121,007	—	1,157,086
FTSE NAREIT Industrial/Office Capped	—	(1,261,123)	1,296,820	(32,727)	2,970
FTSE NAREIT Mortgage Plus Capped	—	(22,413,966)	3,373,394	(12,174,732)	(31,215,304)
FTSE NAREIT Real Estate 50	—	(3,250,166)	5,137,331	—	1,887,165
FTSE NAREIT Residential Plus Capped	—	(3,348,806)	12,801,279	—	9,452,473
FTSE NAREIT Retail Capped	—	(1,283,035)	1,461,686	—	178,651

[a]

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the year ending April 30, 2013.

NOTES TO FINANCIAL STATEMENTS	79

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of April 30, 2012, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares Index Fund	Non- Expiring [a]	Expiring 2016	Expiring 2017	Expiring 2018	Expiring 2019	Total
FTSE EPRA/NAREIT Developed Asia	$957,370	$—	$157,999	$1,651,814	$824,377	$3,591,560
FTSE EPRA/NAREIT Developed Europe	199,402	—	102,293	616,993	495,537	1,414,225
FTSE EPRA/NAREIT Developed Real Estate ex-U.S.	5,796,345	—	743,329	9,938,969	6,772,206	23,250,849
FTSE EPRA/NAREIT North America	362,396	—	25,690	385,640	190,195	963,921
FTSE NAREIT Industrial/Office Capped	18,254	5,621	10,926	1,226,322	—	1,261,123
FTSE NAREIT Mortgage Plus Capped	—	60,312	7,063,848	15,084,868	204,938	22,413,966
FTSE NAREIT Real Estate 50	127,361	116,136	159,761	2,846,908	—	3,250,166
FTSE NAREIT Residential Plus Capped	—	—	—	3,142,434	206,372	3,348,806
FTSE NAREIT Retail Capped	—	5,596	62,856	1,184,598	29,985	1,283,035

[a]	Must be utilized prior to losses subject to expiration.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of April 30, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares Index Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
FTSE EPRA/NAREIT Developed Asia	$29,265,899	$1,098,552	$(3,740,905)	$(2,642,353)
FTSE EPRA/NAREIT Developed Europe	14,930,918	125,707	(2,763,219)	(2,637,512)
FTSE EPRA/NAREIT Developed Real Estate ex-U.S.	455,540,886	53,844,539	(54,689,304)	(844,765)
FTSE EPRA/NAREIT North America	26,202,746	2,509,778	(388,753)	2,121,025
FTSE NAREIT Industrial/Office Capped	10,094,584	1,951,914	(655,094)	1,296,820
FTSE NAREIT Mortgage Plus Capped	356,201,434	16,550,699	(13,177,305)	3,373,394
FTSE NAREIT Real Estate 50	52,615,809	7,102,603	(1,965,272)	5,137,331
FTSE NAREIT Residential Plus Capped	183,382,737	14,512,781	(1,711,502)	12,801,279
FTSE NAREIT Retail Capped	12,080,256	1,565,186	(103,500)	1,461,686

Management has reviewed the tax positions as of April 30, 2012, inclusive of the open tax return years, and has determined that no provision for income tax is required in the Funds’ financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

80	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares FTSE EPRA/NAREIT Developed Asia Index Fund, iShares FTSE EPRA/NAREIT Developed Europe Index Fund, iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund, iShares FTSE EPRA/NAREIT North America Index Fund, iShares FTSE NAREIT Industrial/Office Capped Index Fund, iShares FTSE NAREIT Mortgage Plus Capped Index Fund, iShares FTSE NAREIT Real Estate 50 Index Fund, iShares FTSE NAREIT Residential Plus Capped Index Fund and iShares FTSE NAREIT Retail Capped Index Fund (the “Funds”), at April 30, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2012 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

June 21, 2012

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	81

Tax Information (Unaudited)

iSHARES® TRUST

For the fiscal year ended April 30, 2012, certain Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code (the “Code”) as follows:

iShares Index Fund	Foreign Source Income Earned	Foreign Taxes Paid
FTSE EPRA/NAREIT Developed Asia	$947,504	$34,203
FTSE EPRA/NAREIT Developed Europe	867,110	89,522
FTSE EPRA/NAREIT Developed Real Estate ex-U.S.	17,316,209	1,211,982

For corporate shareholders, 6.76% of the income dividends paid by the iShares FTSE NAREIT Mortgage Plus Capped Index Fund during the fiscal year ended April 30, 2012 qualified for the dividends-received deduction.

Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended April 30, 2012:

iShares Index Fund	Qualified Dividend Income
FTSE EPRA/NAREIT Developed Asia	$58,664
FTSE EPRA/NAREIT Developed Europe	689,504
FTSE EPRA/NAREIT Developed Real Estate ex-U.S.	6,660,985
FTSE EPRA/NAREIT North America	70,730
FTSE NAREIT Industrial/Office Capped	676

iShares Index Fund	Qualified Dividend Income
FTSE NAREIT Mortgage Plus Capped	$1,786,940
FTSE NAREIT Real Estate 50	37,260
FTSE NAREIT Residential Plus Capped	1,374
FTSE NAREIT Retail Capped	27,963

In February 2013, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2012. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

82	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares Index Fund	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
FTSE EPRA/NAREIT North America	$1.29019	$—	$0.03146	$1.32165	98%	—%	2%		100%
FTSE NAREIT Industrial/Office Capped	0.86997	—	—	0.86997	100	—	—		100
FTSE NAREIT Mortgage Plus Capped	1.58416	—	0.02826	1.61242	98	—	2		100
FTSE NAREIT Real Estate 50	1.40121	—	0.02411	1.42532	98	—	2		100
FTSE NAREIT Residential Plus Capped	1.41064	—	—	1.41064	100	—	—		100
FTSE NAREIT Retail Capped	1.02275	—	0.00095	1.02370	100	—	0	[a]	100

[a]	Rounds to less than 1%.

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

SUPPLEMENTAL INFORMATION	83

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares FTSE EPRA/NAREIT Developed Asia Index Fund

Period Covered: January 1, 2008 through March 31, 2012

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.0%	13	1.21%
Greater than 4.5% and Less than 5.0%	2	0.19
Greater than 4.0% and Less than 4.5%	9	0.84
Greater than 3.5% and Less than 4.0%	6	0.56
Greater than 3.0% and Less than 3.5%	17	1.59
Greater than 2.5% and Less than 3.0%	14	1.31
Greater than 2.0% and Less than 2.5%	35	3.27
Greater than 1.5% and Less than 2.0%	48	4.49
Greater than 1.0% and Less than 1.5%	122	11.40
Greater than 0.5% and Less than 1.0%	195	18.22
Between 0.5% and –0.5%	356	33.27
Less than –0.5% and Greater than –1.0%	96	8.97
Less than –1.0% and Greater than –1.5%	66	6.17
Less than –1.5% and Greater than –2.0%	32	2.99
Less than –2.0% and Greater than –2.5%	21	1.96
Less than –2.5% and Greater than –3.0%	16	1.50
Less than –3.0% and Greater than –3.5%	11	1.03
Less than –3.5% and Greater than –4.0%	2	0.19
Less than –4.0% and Greater than –4.5%	3	0.28
Less than –4.5% and Greater than –5.0%	2	0.19
Less than –5.0%	4	0.37

	1,070	100.00%

84	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares FTSE EPRA/NAREIT Developed Europe Index Fund

Period Covered: January 1, 2008 through March 31, 2012

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.5%	6	0.56%
Greater than 5.0% and Less than 5.5%	1	0.09
Greater than 4.5% and Less than 5.0%	1	0.09
Greater than 4.0% and Less than 4.5%	2	0.19
Greater than 3.5% and Less than 4.0%	3	0.28
Greater than 3.0% and Less than 3.5%	5	0.47
Greater than 2.5% and Less than 3.0%	12	1.12
Greater than 2.0% and Less than 2.5%	17	1.59
Greater than 1.5% and Less than 2.0%	20	1.87
Greater than 1.0% and Less than 1.5%	74	6.92
Greater than 0.5% and Less than 1.0%	200	18.69
Between 0.5% and –0.5%	524	48.98
Less than –0.5% and Greater than –1.0%	112	10.47
Less than –1.0% and Greater than –1.5%	47	4.39
Less than –1.5% and Greater than –2.0%	21	1.96
Less than –2.0% and Greater than –2.5%	12	1.12
Less than –2.5% and Greater than –3.0%	5	0.47
Less than –3.0% and Greater than –3.5%	1	0.09
Less than –3.5% and Greater than –4.0%	3	0.28
Less than –4.0% and Greater than –4.5%	1	0.09
Less than –4.5%	3	0.28

	1,070	100.00%

SUPPLEMENTAL INFORMATION	85

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund

Period Covered: January 1, 2008 through March 31, 2012

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	6	0.56%
Greater than 5.5% and Less than 6.0%	1	0.09
Greater than 5.0% and Less than 5.5%	3	0.28
Greater than 4.5% and Less than 5.0%	5	0.47
Greater than 4.0% and Less than 4.5%	4	0.37
Greater than 3.5% and Less than 4.0%	4	0.37
Greater than 3.0% and Less than 3.5%	12	1.12
Greater than 2.5% and Less than 3.0%	15	1.40
Greater than 2.0% and Less than 2.5%	23	2.15
Greater than 1.5% and Less than 2.0%	67	6.26
Greater than 1.0% and Less than 1.5%	116	10.84
Greater than 0.5% and Less than 1.0%	238	22.25
Between 0.5% and –0.5%	399	37.30
Less than –0.5% and Greater than –1.0%	79	7.38
Less than –1.0% and Greater than –1.5%	42	3.93
Less than –1.5% and Greater than –2.0%	23	2.15
Less than –2.0% and Greater than –2.5%	16	1.50
Less than –2.5% and Greater than –3.0%	2	0.19
Less than –3.0% and Greater than –3.5%	4	0.37
Less than –3.5% and Greater than –4.0%	5	0.47
Less than –4.0% and Greater than –4.5%	1	0.09
Less than –4.5% and Greater than –5.0%	3	0.28
Less than –5.0% and Greater than –5.5%	1	0.09
Less than –5.5%	1	0.09

	1,070	100.00%

86	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares FTSE EPRA/NAREIT North America Index Fund

Period Covered: January 1, 2008 through March 31, 2012

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.5%	15	1.40%
Greater than 5.0% and Less than 5.5%	3	0.28
Greater than 4.5% and Less than 5.0%	6	0.56
Greater than 4.0% and Less than 4.5%	6	0.56
Greater than 3.5% and Less than 4.0%	8	0.75
Greater than 3.0% and Less than 3.5%	8	0.75
Greater than 2.5% and Less than 3.0%	18	1.68
Greater than 2.0% and Less than 2.5%	29	2.71
Greater than 1.5% and Less than 2.0%	29	2.71
Greater than 1.0% and Less than 1.5%	74	6.92
Greater than 0.5% and Less than 1.0%	173	16.18
Between 0.5% and –0.5%	558	52.16
Less than –0.5% and Greater than –1.0%	49	4.58
Less than –1.0% and Greater than –1.5%	36	3.36
Less than –1.5% and Greater than –2.0%	13	1.21
Less than –2.0% and Greater than –2.5%	13	1.21
Less than –2.5% and Greater than –3.0%	5	0.47
Less than –3.0% and Greater than –3.5%	4	0.37
Less than –3.5% and Greater than –4.0%	2	0.19
Less than –4.0% and Greater than –4.5%	4	0.37
Less than –4.5% and Greater than –5.0%	4	0.37
Less than –5.0%	13	1.21

	1,070	100.00%

iShares FTSE NAREIT Industrial/Office Capped Index Fund

Period Covered: July 1, 2007 through March 31, 2012

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	10	0.84%
Greater than 2.5% and Less than 3.0%	1	0.08
Greater than 2.0% and Less than 2.5%	4	0.33
Greater than 1.5% and Less than 2.0%	7	0.58
Greater than 1.0% and Less than 1.5%	6	0.50
Greater than 0.5% and Less than 1.0%	29	2.42
Between 0.5% and –0.5%	1,101	91.99
Less than –0.5% and Greater than –1.0%	27	2.26
Less than –1.0% and Greater than –1.5%	3	0.25
Less than –1.5% and Greater than –2.0%	2	0.17
Less than –2.0%	7	0.58

	1,197	100.00%

SUPPLEMENTAL INFORMATION	87

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares FTSE NAREIT Mortgage Plus Capped Index Fund

Period Covered: July 1, 2007 through March 31, 2012

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	6	0.50%
Greater than 2.5% and Less than 3.0%	1	0.08
Greater than 2.0% and Less than 2.5%	3	0.25
Greater than 1.5% and Less than 2.0%	5	0.42
Greater than 1.0% and Less than 1.5%	12	1.00
Greater than 0.5% and Less than 1.0%	27	2.26
Between 0.5% and –0.5%	1,111	92.82
Less than –0.5% and Greater than –1.0%	23	1.92
Less than –1.0% and Greater than –1.5%	4	0.33
Less than –1.5% and Greater than –2.0%	3	0.25
Less than –2.0%	2	0.17

	1,197	100.00%

iShares FTSE NAREIT Real Estate 50 Index Fund

Period Covered: July 1, 2007 through March 31, 2012

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	5	0.42%
Greater than 2.5% and Less than 3.0%	2	0.17
Greater than 2.0% and Less than 2.5%	2	0.17
Greater than 1.5% and Less than 2.0%	1	0.08
Greater than 1.0% and Less than 1.5%	8	0.67
Greater than 0.5% and Less than 1.0%	20	1.67
Between 0.5% and –0.5%	1,139	95.15
Less than –0.5% and Greater than –1.0%	11	0.92
Less than –1.0% and Greater than –1.5%	5	0.42
Less than –1.5%	4	0.33

	1,197	100.00%

88	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares FTSE NAREIT Residential Plus Capped Index Fund

Period Covered: July 1, 2007 through March 31, 2012

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	8	0.67%
Greater than 2.5% and Less than 3.0%	3	0.25
Greater than 2.0% and Less than 2.5%	3	0.25
Greater than 1.5% and Less than 2.0%	5	0.42
Greater than 1.0% and Less than 1.5%	5	0.42
Greater than 0.5% and Less than 1.0%	35	2.92
Between 0.5% and –0.5%	1,102	92.06
Less than –0.5% and Greater than –1.0%	22	1.84
Less than –1.0% and Greater than –1.5%	5	0.42
Less than –1.5% and Greater than –2.0%	1	0.08
Less than –2.0%	8	0.67

	1,197	100.00%

iShares FTSE NAREIT Retail Capped Index Fund

Period Covered: July 1, 2007 through March 31, 2012

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.5%	7	0.58%
Greater than 5.0% and Less than 5.5%	1	0.08
Greater than 4.5% and Less than 5.0%	2	0.17
Greater than 4.0% and Less than 4.5%	2	0.17
Greater than 3.5% and Less than 4.0%	3	0.25
Greater than 3.0% and Less than 3.5%	2	0.17
Greater than 2.5% and Less than 3.0%	3	0.25
Greater than 2.0% and Less than 2.5%	2	0.17
Greater than 1.5% and Less than 2.0%	1	0.08
Greater than 1.0% and Less than 1.5%	11	0.92
Greater than 0.5% and Less than 1.0%	15	1.25
Between 0.5% and –0.5%	1,110	92.73
Less than –0.5% and Greater than –1.0%	19	1.59
Less than –1.0% and Greater than –1.5%	8	0.67
Less than –1.5% and Greater than –2.0%	3	0.25
Less than –2.0%	8	0.67

	1,197	100.00%

SUPPLEMENTAL INFORMATION	89

Trustee and Officer Information (Unaudited)

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Treasurer and Secretary shall each hold office until their successors are chosen and qualified, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not interested persons (as defined in the 1940 Act) are referred to as Independent Trustees.

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee of iShares Trust also serves as a Director of iShares, Inc. and a Director of iShares MSCI Russia Capped Index Fund, Inc. and, as a result, oversees a total of 272 funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Trustee and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees and Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert S. Kapito[a] (55)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006 and 2007, respectively); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of BlackRock, Inc. (since 2007).

Michael Latham[b] (46)	Trustee (since 2010); President (since 2007).	Chairman of iShares, BlackRock, Inc. (since 2011); Global Chief Executive Officer of iShares, BTC (2010-2011); Managing Director, BTC (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007-2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange-Traded Products Business of BGI (2003-2007).	Director of iShares, Inc. (since 2010); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

90	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert H. Silver (57)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Member, Non-Investor Advisory Board of Russia Partners II, LP (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Independent Chairman of iShares, Inc. and iShares MSCI Russia Capped Index Fund, Inc. (since 2012).
Cecilia H. Herbert (63)	Trustee (since 2005).

Director (since 1998) and President

(2007-2010) of the Board of

Directors, Catholic Charities CYO;

Trustee of Pacific Select Funds

(2004-2005); Trustee (2002-2011) and Chair of the Finance Committee (2006-2009) and Investment Committee (2006-2011) of the Thacher School; Member (since 1994) and Chair (1994-2005) of

Investment Committee, Archdiocese

of San Francisco; Trustee and member (since 2011) of the Investment Committee, WNET, a New York public broadcasting company.

Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director, Forward Funds (34 portfolios) (since 2009).
Charles A. Hurty (68)	Trustee (since 2005).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of Skybridge Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).
John E. Kerrigan (56)	Trustee (since 2005).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

John E. Martinez (51)	Trustee (since 2003).	Director of EquityRock, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

TRUSTEE AND OFFICER INFORMATION	91

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
George G.C. Parker (73)	Trustee (since 2000).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University: Graduate School of Business (Professor since 1973; Emeritus since 2006).

Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First

Republic Bank (since 2010).

Madhav V. Rajan (47)	Trustee (since 2011).

Gregor G. Peterson Professor of

Accounting and Senior Associate

Dean for Academic Affairs, Stanford

University: Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(Winter 2007-2008).

Director of iShares, Inc. (since 2011); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2011).

92	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years
Edward B. Baer (43)	Vice President and Chief Legal Officer (since 2012).	Managing Director, BlackRock (since 2006).

Eilleen M. Clavere (60)	Secretary (since 2007).	Director, BlackRock (since 2009); Director of Legal Administration of Intermediary Investor Business of BGI (2006-2009).

Jack Gee (52)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock (since 2009); Senior Director of Fund Administration of Intermediary Investor Business of BGI (2009); Director of Fund Administration of Intermediary Investor Business of BGI (2004-2009).

Amy Schioldager (49)	Executive Vice President (since 2007).	Managing Director, BlackRock (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008).

Ira P. Shapiro (49)	Vice President (since 2007).	Managing Director, BlackRock (since 2009); Chief Legal Officer, Exchange-Traded Funds Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

Matt Tucker (39)	Vice President (since 2007).	Managing Director, BlackRock (since 2009); Director of Fixed Income Investment Strategy, BGI (2009); Head of U.S. Fixed Income Investment Solutions, BGI (2005-2008).

TRUSTEE AND OFFICER INFORMATION	93

Notes:

94	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com

or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by European Public Real Estate Association (“EPRA®”), FTSE International Limited (“FTSE”), or National Association of Real Estate Investment Trusts (“NAREIT”), nor do these companies make any representation regarding the advisability of investing in the iShares Funds. Neither FTSE nor NAREIT makes any warranty regarding the FTSE NAREIT Real Estate 50/Residential/Retail/Mortgage or Industrial/Office Index; all rights vest in NAREIT. Neither FTSE nor NAREIT makes any warranty regarding the FTSE EPRA/NAREIT Developed Real Estate ex-US/North America/Europe/Asia Index; all rights vest in FTSE, NAREIT and EPRA. “FTSE” is a trade- and servicemark of London Stock Exchange and The Financial Times Limited. BlackRock is not affiliated with the companies listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2012 BlackRock. All rights reserved. iShares® and BlackRock® are registered trademarks of BlackRock. All other trademarks, servicemarks or registered trademarks are the property of their respective owners.

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iS-AR-45-0412

Item 2. Code of Ethics.

iShares Trust (the “Registrant”) adopted a new code of ethics on July 1, 2011 that applies to persons appointed by the Registrant’s Board of Trustees as the President and/or Chief Financial Officer, and any persons performing similar functions. For the fiscal year ended April 30, 2012, there were no amendments to any provision of the former and new codes of ethics, nor were there any waivers granted from any provision of the former and new codes of ethics. A copy of the new code of ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the Registrant’s audit committee are Charles A. Hurty, John E. Kerrigan, George G.C. Parker and Robert H. Silver, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

The principal accountant fees disclosed in Items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the forty-eight series of the Registrant for which the fiscal year-end is April 30, 2012 (the “Funds”) and whose annual financial statements are reported in Item 1.

(a)	Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years, were $649,126 for the fiscal year ended April 30, 2011 and $623,250 for the fiscal year ended April 30, 2012.

(b)	Audit-Related Fees – There were no fees billed for the fiscal years ended April 30, 2011 and April 30, 2012 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Funds’ financial statements and are not reported under (a) of this Item.

(c)	Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the review of the Funds’ tax returns and excise tax calculations, were $170,140 for the fiscal year ended April 30, 2011 and $168,547 for the fiscal year ended April 30, 2012.

(d)	All Other Fees – There were no other fees billed for the fiscal years ended April 30, 2011 and April 30, 2012 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)	(1) The Registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the Registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the Registrant or to any entity controlling, controlled by or under common control with the Registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant.

(2) There were no services described in (b) through (d) above (including services required by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended April 30, 2012 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the Funds, to the Registrant’s investment adviser and to any Adviser Affiliate that provides ongoing services to the Registrant for the last two fiscal years, were $2,057,421 for the fiscal year ended April 30, 2011 and $3,197,271 for the fiscal year ended April 30, 2012.

(h)	The Registrant’s audit committee has considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any Adviser Affiliate that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, are compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services do not compromise the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are George G.C. Parker, Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, Robert H. Silver John E. Martinez and Madhav V. Rajan

Item 6. Investments.

(a)	Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The President (the Registrant’s Principal Executive Officer) and Chief Financial Officer (the Registrant’s Principal Financial Officer) have concluded that, based on their evaluation as of a date within 90 days of the filing date of this report, the disclosure controls and procedures of the Registrant (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are reasonably designed to achieve the purposes described in Section 4(a) of the attached certification.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1) Code of Ethics for Senior Officers that is the subject of Item 2 is attached.

(a) (2) Section 302 Certifications are attached.

(a) (3) Not applicable to the Registrant.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares Trust

By:	/s/ Michael Latham

Michael Latham, President (Principal Executive Officer)

Date:	June 20, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Michael Latham

Michael Latham, President (Principal Executive Officer)

Date:	June 20, 2012

By:	/s/ Jack Gee

Jack Gee, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date:	June 20, 2012